                                              Registration No. 2-94157/811-04146
          As filed with the Securities and Exchange Commission on April 20, 2007


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 73

                                       and

                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 74

                                   ----------

                               JOHN HANCOCK TRUST
               (Exact Name of Registrant as Specified in Charter)

                               601 Congress Street
                           Boston, Massachusetts 02210
                    (Address of Principal Executive Offices)

                                   ----------

                                Thomas M. Kinzler
                                    Secretary
                               John Hancock Trust
                               601 Congress Street
                           Boston, Massachusetts 02210
                     (Name and Address of Agent for Service)

                                   Copies to:

John W. Blouch                    Mark Goshko
Dykema Gossett PLLC               Kirkpatrick & Lockhart Preston Gates Ellis LLP
Franklin Square, Suite 300 West   State Street Financial Center
13001 I Street, N.W.              1 Lincoln Street
Washington D.C. 20005-3306        Boston, MA 02111-2950

                                   ----------

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on (April 30, 2007) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(2)

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               JOHN HANCOCK TRUST
                601 Congress Street, Boston, Massachusetts 02210


John Hancock Trust ("JHT") is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 110 separate investment portfolios or funds (each a "Fund," collectively "Funds"). The names of these Funds are as follows:



500 INDEX TRUST


500 INDEX TRUST B

ABSOLUTE RETURN TRUST
ACTIVE BOND TRUST
ALL CAP CORE TRUST
ALL CAP GROWTH TRUST
ALL CAP VALUE TRUST
AMERICAN ASSET ALLOCATION TRUST
AMERICAN BLUE CHIP INCOME AND  GROWTH TRUST
AMERICAN BOND TRUST
AMERICAN GLOBAL GROWTH TRUST
AMERICAN GLOBAL SMALL
 CAPITALIZATION TRUST
AMERICAN GROWTH TRUST
AMERICAN GROWTH-INCOME TRUST
AMERICAN HIGH-INCOME BOND TRUST
AMERICAN INTERNATIONAL TRUST
AMERICAN NEW WORLD TRUST
BLUE CHIP GROWTH TRUST
BOND INDEX TRUST A
BOND INDEX TRUST B
CAPITAL APPRECIATION TRUST
CLASSIC VALUE TRUST
CORE BOND TRUST
CORE EQUITY TRUST
DYNAMIC GROWTH TRUST
EMERGING GROWTH TRUST
EMERGING MARKETS VALUE TRUST
EMERGING SMALL COMPANY TRUST
EQUITY-INCOME TRUST
FINANCIAL SERVICES TRUST
FRANKLIN TEMPLETON FOUNDING
 ALLOCATION TRUST
FUNDAMENTAL VALUE TRUST
GLOBAL ALLOCATION TRUST
GLOBAL BOND TRUST
GLOBAL REAL ESTATE TRUST
GLOBAL TRUST
GROWTH TRUST
GROWTH & INCOME TRUST
GROWTH OPPORTUNITIES TRUST
HEALTH SCIENCES TRUST
HIGH INCOME TRUST
HIGH YIELD TRUST
INCOME TRUST
INCOME & VALUE TRUST

INDEX ALLOCATION TRUST

INTERNATIONAL CORE TRUST
INTERNATIONAL EQUITY INDEX TRUST A
INTERNATIONAL EQUITY INDEX TRUST B
INTERNATIONAL GROWTH TRUST
INTERNATIONAL OPPORTUNITIES TRUST
INTERNATIONAL SMALL CAP TRUST
INTERNATIONAL SMALL COMPANY TRUST
INTERNATIONAL VALUE TRUST
INTRINSIC VALUE TRUST
INVESTMENT QUALITY BOND TRUST
LARGE CAP TRUST
LARGE CAP VALUE TRUST
LIFESTYLE AGGRESSIVE TRUST
LIFESTYLE BALANCED TRUST
LIFESTYLE CONSERVATIVE TRUST
LIFESTYLE GROWTH TRUST
LIFESTYLE MODERATE TRUST
MANAGED TRUST
MID CAP INDEX TRUST
MID CAP INTERSECTION TRUST
MID CAP STOCK TRUST
MID CAP VALUE EQUITY TRUST
MID CAP VALUE TRUST
MID VALUE TRUST
MONEY MARKET TRUST
MONEY MARKET TRUST B
MUTUAL SHARES TRUST
NATURAL RESOURCES TRUST
OVERSEAS EQUITY TRUST
PACIFIC RIM TRUST
QUANTITATIVE ALL CAP TRUST
QUANTITATIVE MID CAP TRUST
QUANTITATIVE VALUE TRUST
REAL ESTATE EQUITY TRUST
REAL ESTATE SECURITIES TRUST
REAL RETURN BOND TRUST
SCIENCE & TECHNOLOGY TRUST
SHORT-TERM BOND TRUST
SMALL CAP TRUST
SMALL CAP GROWTH TRUST
SMALL CAP INDEX TRUST
SMALL CAP INTRINSIC VALUE TRUST
SMALL CAP OPPORTUNITIES TRUST
SMALL CAP VALUE TRUST
SMALL COMPANY TRUST
SMALL COMPANY GROWTH TRUST
SMALL COMPANY VALUE TRUST
SPECIAL VALUE TRUST
SPECTRUM INCOME TRUST
STRATEGIC BOND TRUST
STRATEGIC INCOME TRUST
STRATEGIC OPPORTUNITIES TRUST
TOTAL RETURN TRUST
TOTAL STOCK MARKET INDEX TRUST
U.S. CORE TRUST
U.S. GLOBAL LEADERS GROWTH TRUST
U.S. GOVERNMENT SECURITIES TRUST
U.S. HIGH YIELD BOND TRUST
U.S. LARGE CAP TRUST
U.S. MULTI SECTOR TRUST
UTILITIES TRUST
VALUE TRUST
VALUE & RESTRUCTURING TRUST
VALUE OPPORTUNITIES TRUST

VISTA TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JHT, THE ADVISER OR ANY SUBADVISERS TO JHT OR THE PRINCIPAL UNDERWRITER OF THE SHARES. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF JHT IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                   The date of this Prospectus is May 1, 2007

                               JOHN HANCOCK TRUST

                               TABLE OF CONTENTS


FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES,
  RISKS AND PERFORMANCE.....................................    1

                         SMALL CAP FUNDS
  Emerging Growth Trust.....................................   25
  Emerging Small Company Trust..............................   26
  Small Cap Trust...........................................   27
  Small Cap Growth Trust....................................   28
  Small Cap Intrinsic Value Trust...........................   29
  Small Cap Opportunities Trust.............................   30
  Small Cap Value Trust.....................................   32
  Small Company Trust.......................................   34
  Small Company Growth Trust................................   35
  Small Company Value Trust.................................   36
  Special Value Trust.......................................   38
  Value Opportunities Trust.................................   40

                          MID CAP FUNDS
  Dynamic Growth Trust......................................   41
  Growth Opportunities Trust................................   42
  Mid Cap Intersection Trust................................   43
  Mid Cap Stock Trust.......................................   44
  Mid Cap Value Trust.......................................   45
  Mid Cap Value Equity Trust................................   46
  Mid Value Trust...........................................   47
  Quantitative Mid Cap Trust................................   48
  Value Trust...............................................   50
  Vista Trust...............................................   51

                         LARGE CAP FUNDS
  All Cap Core Trust........................................   53
  All Cap Growth Trust......................................   54
  All Cap Value Trust.......................................   55
  Blue Chip Growth Trust....................................   56
  Capital Appreciation Trust................................   58
  Classic Value Trust.......................................   60
  Core Equity Trust.........................................   62
  Equity-Income Trust.......................................   64
  Fundamental Value Trust...................................   66
  Growth Trust..............................................   67
  U.S. Core Trust...........................................   68
  Growth & Income Trust.....................................   69
  Intrinsic Value Trust.....................................   70
  Large Cap Trust...........................................   70
  Large Cap Value Trust.....................................   71
  Quantitative All Cap Trust................................   73
  Quantitative Value Trust..................................   74
  Strategic Opportunities Trust.............................   74
  U.S. Global Leaders Growth Trust..........................   75
  U.S. Large Cap Trust......................................   76
  U.S. Multi Sector Trust...................................   78

  Value & Restructuring Trust...............................   79

                       INTERNATIONAL FUNDS
  Emerging Markets Value Trust..............................   80
  Global Trust..............................................   81
  International Growth Trust................................   83
  International Opportunities Trust.........................   83
  International Small Cap Trust.............................   85
  International Small Company Trust.........................   87
  International Core Trust..................................   88
  International Value Trust.................................   89
  Overseas Equity Trust.....................................   90
  Pacific Rim Trust.........................................   92

                       FIXED INCOME FUNDS
  Active Bond Trust.........................................   94
  Core Bond Trust...........................................   95
  Global Bond Trust.........................................   96
  High Income Trust.........................................   98
  Income Trust..............................................   99
  High Yield Trust..........................................   99
  Investment Quality Bond Trust.............................  101
  Money Market Trust........................................  103
  Money Market Trust B......................................  103
  Real Return Bond Trust....................................  105
  Short-Term Bond Trust.....................................  107
  Spectrum Income Trust.....................................  108
  Strategic Bond Trust......................................  110
  Strategic Income Trust....................................  113
  Total Return Trust........................................  114
  U.S. Government Securities Trust..........................  116
  U.S. High Yield Bond Trust................................  117

                          HYBRID FUNDS
  Global Allocation Trust...................................  120
  Income & Value Trust......................................  122
  Managed Trust.............................................  124

                         SPECIALTY FUNDS
  Financial Services Trust..................................  126
  Global Real Estate Trust..................................  127
  Health Sciences Trust.....................................  128
  Mutual Shares Trust.......................................  130
  Natural Resources Trust...................................  131
  Real Estate Equity Trust..................................  133
  Real Estate Securities Trust..............................  134
  Science & Technology Trust................................  135
  Utilities Trust...........................................  137
  Absolute Return Trust.....................................  139

                         FUNDS OF FUNDS
  Index Allocation Trust....................................  142

  Franklin Templeton Founding Allocation Trust..............  143
  The Lifestyle Trusts......................................  144

                           INDEX FUNDS
  Small Cap Index Trust.....................................  151
  Mid Cap Index Trust.......................................  151
  Total Stock Market Index Trust............................  151
  500 Index Trust...........................................  151
  500 Index Trust B.........................................  151
  International Equity Index Trust A........................  155
  International Equity Index Trust B........................  156
  Bond Index Trust A........................................  158
  Bond Index Trust B........................................  158

                      AMERICAN FEEDER FUNDS
  American Asset Allocation Trust...........................  162
  American Blue Chip Income And Growth Trust................  163
  American Bond Trust.......................................  164
  American Global Growth Trust..............................  165
  American Global Small Capitalization Trust................  166
  American Growth Trust.....................................  166
  American Growth-Income Trust..............................  168
  American High-Income Bond Trust...........................  169
  American International Trust..............................  170
  American New World Trust..................................  171
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND
  INVESTMENT POLICIES.......................................  173
  Risks of Investing in Certain Types of Securities.........  173
  Additional Information About the Funds' Principal
     Investment Policies....................................  180
MANAGEMENT OF JHT...........................................  182
  Advisory Arrangements.....................................  182
  Advisory Fee Waivers......................................  193
  Subadvisory Arrangements and Management Biographies.......  196
MULTICLASS PRICING; RULE 12B-1 PLANS........................  222
GENERAL INFORMATION.........................................  223
  Taxes.....................................................  223
  Qualification as A Regulated Investment Company...........  223
  Diversification Requirements Applicable To Insurance
     Company Separate Accounts..............................  223
  Tax-Qualified and Non-Qualified Contracts.................  224
  Foreign Investments.......................................  224
  Tax Implications for Insurance Contracts with Investments
     Allocated to JHT.......................................  224
  Dividends.................................................  225
  Purchase and Redemption of Shares.........................  225
  Disruptive Short Term Trading.............................  226
  Policy Regarding Disclosure of Trust Portfolio Holdings...  227
  Purchasers of Shares of JHT...............................  227
  Broker Compensation and Revenue Sharing Arrangements......  227
FINANCIAL HIGHLIGHTS........................................  228

APPENDIX A..................................................  314
  LIFESTYLE TRUSTS, FRANKLIN TEMPLETON FOUNDING ALLOCATION
     TRUST AND ABSOLUTE RETURN TRUST: DESCRIPTION OF
     UNDERLYING FUNDS.......................................  314
APPENDIX B..................................................  325
  INDEX ALLOCATION TRUST: DESCRIPTION OF UNDERLYING FUNDS...  325
APPENDIX C..................................................  326
  FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST: HISTORICAL
     PERFORMANCE OF
     ALLOCATION STRATEGY....................................  326
FOR MORE INFORMATION........................................  332

                               FUND DESCRIPTIONS:

            INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE


     JHT is a series trust which currently has 110 separate investment Funds. The investment objectives, principal investment strategies and principal risks of the Funds are set forth in the fund descriptions below, together with performance information and financial highlights for each Fund. Each of the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust operates as a "feeder fund" (referred to as "JHT Feeder Funds") which means that the Fund does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. See "American Feeder Funds -- Master -- Feeder Structure." The prospectus of the master fund for each of these feeder funds will be delivered together with this Prospectus.


INVESTMENT MANAGEMENT


     John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and the Funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the Funds. The subadvisers formulate continuous investments programs for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.


INVESTMENT OBJECTIVES AND STRATEGIES


     Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Principal Risks and Investment Policies."


ADDITIONAL INVESTMENT POLICIES


     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.



     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").



     More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix I of the SAI.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS


     Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The following and other risks are more fully described below under "Additional Information About the Funds' Principal Risks and Investment Policies."


      --  Active Management Risk


      --  Arbitrage Securities and Distressed Companies Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Equity Securities Risk

      --  Exchange Traded Funds ("ETFs") Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Index Management Risk

      --  Industry or Sector Investing Risk

      --  Initial Public Offerings ("IPOs") Risk

      --  Investment Company Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Mortgage-Backed and Asset-Backed Securities Risk

      --  Non-Diversified Fund Risk

      --  Real Estate Securities Risk


      --  Short Sale Risk


      --  Small and Medium Size Companies Risk

      --  Stripped Securities Risk


     An investment in any of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION FOR EACH FUND

     Each Fund description contains a bar chart and a performance table which provide some indication of the risks of investing in the Fund.


     Bar Chart. The bar chart shows changes in the performance of Series I shares of each Fund from year to year over a ten-year period if available. The performance of NAV shares of each Fund would be higher since NAV shares do not have Rule 12b-1 fees. Funds with less than ten years of performance history show performance from the inception date of the Fund.


     Performance Table. The table compares each Fund's one, five and ten year average annual returns as of December 31, 2006 for each series of shares to those of a broad measure or index of market performance. If the period since inception of the Fund is less than one year, the performance shown will be the actual total return rather than an annualized total return.


     Performance information in the bar chart and the performance table reflects all fees charged to each Fund such as advisory fees and all Fund expenses. None of the Funds charges a sales load or a surrender fee. The performance information does not reflect the fees and expenses, including any sales loads or surrender charges, of any variable insurance contract, which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.


PORTFOLIO MANAGERS


     See "Subadvisory Arrangements and Management Biographies" for information relating to the Funds' portfolio managers.


FEES AND EXPENSES FOR EACH FUND


     Each of the Funds (except the JHT Feeder Funds) may issue three classes of shares: NAV shares, Series I shares and Series II shares. The JHT Feeder Funds may issue Series I shares, Series II shares and Series III shares. The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I, Series II and Series III (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under "Multiple Classes of Shares." The table below describes the fees and expenses for each class of shares of each Fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract, which may use JHT as its underlying investment medium and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. None of the Funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.



FUND ANNUAL EXPENSES



     (as a percentage of JHT's average net assets for the fiscal year ended December 31, 2006)



---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
500 INDEX
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.46%        0.00%        0.06%        0.00%         0.52%          0.00%         0.52%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.46%        0.05%        0.03%        0.00%         0.54%          0.00%         0.54%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.46%        0.25%        0.03%        0.00%         0.74%          0.00%         0.74%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
500 INDEX B(2)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.46%        0.00%        0.03%        0.00%         0.49%          0.24%         0.25%
---------------------------------------------------------------------------------------------------------------------------------
ABSOLUTE RETURN(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.20%        0.00%        0.03%        0.74%         0.97%          0.00%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.20%        0.05%        0.03%        0.74%         1.02%          0.00%         1.02%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.20%        0.25%        0.03%        0.74%         1.22%          0.00%         1.22%
---------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.60%        0.00%        0.04%        0.00%         0.64%          0.00%         0.64%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.60%        0.05%        0.04%        0.00%         0.69%          0.00%         0.69%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.60%        0.25%        0.04%        0.00%         0.89%          0.00%         0.89%
---------------------------------------------------------------------------------------------------------------------------------
ALL CAP CORE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.78%        0.00%        0.05%        0.00%         0.83%          0.00%         0.83%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.78%        0.05%        0.05%        0.00%         0.88%          0.00%         0.88%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.78%        0.25%        0.05%        0.00%         1.08%          0.00%         1.08%
---------------------------------------------------------------------------------------------------------------------------------
ALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.85%        0.00%        0.05%        0.00%         0.90%          0.00%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.85%        0.05%        0.05%        0.00%         0.95%          0.00%         0.95%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.85%        0.25%        0.05%        0.00%         1.15%          0.00%         1.15%
---------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.82%        0.00%        0.05%        0.00%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.82%        0.05%        0.05%        0.00%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.82%        0.25%        0.05%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.81%        0.00%        0.02%        0.00%         0.83%          0.00%         0.83%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.81%        0.05%        0.02%        0.00%         0.88%          0.00%         0.88%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.81%        0.25%        0.02%        0.00%         1.08%          0.00%         1.08%
---------------------------------------------------------------------------------------------------------------------------------
BOND INDEX A
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.47%        0.00%        0.08%        0.00%         0.55%          0.00%         0.55%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.47%        0.05%        0.08%        0.00%         0.60%          0.00%         0.60%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.47%        0.25%        0.08%        0.00%         0.80%          0.00%         0.80%
---------------------------------------------------------------------------------------------------------------------------------
BOND INDEX B(2)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.47%        0.00%        0.06%        0.00%         0.53%          0.28%         0.25%
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.75%        0.00%        0.03%        0.00%         0.78%          0.00%         0.78%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.75%        0.05%        0.03%        0.00%         0.83%          0.00%         0.83%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.75%        0.25%        0.03%        0.00%         1.03%          0.00%         1.03%
---------------------------------------------------------------------------------------------------------------------------------
CLASSIC VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.80%        0.00%        0.11%        0.00%         0.91%          0.00%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.80%        0.05%        0.11%        0.00%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.80%        0.25%        0.11%        0.00%         1.16%          0.00%         1.16%
---------------------------------------------------------------------------------------------------------------------------------
CORE BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.67%        0.00%        0.12%        0.00%         0.79%          0.00%         0.79%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.67%        0.05%        0.12%        0.00%         0.84%          0.00%         0.84%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.67%        0.25%        0.12%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.78%        0.00%        0.05%        0.00%         0.83%          0.00%         0.83%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.78%        0.05%        0.05%        0.00%         0.88%          0.00%         0.88%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.78%        0.25%        0.05%        0.00%         1.08%          0.00%         1.08%
---------------------------------------------------------------------------------------------------------------------------------
DYNAMIC GROWTH(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.90%        0.00%        0.06%        0.00%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.90%        0.05%        0.06%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.90%        0.25%        0.06%        0.00%         1.21%          0.00%         1.21%
---------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(11)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.80%        0.00%        0.69%        0.00%         1.49%          0.44%         1.05%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.80%        0.05%        0.77%        0.00%         1.62%          0.52%         1.10%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.80%        0.25%        0.55%        0.00%         1.60%          0.29%         1.31%
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS VALUE(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.96%        0.00%        0.16%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.96%        0.05%        0.16%        0.00%         1.17%          0.00%         1.17%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.96%        0.25%        0.16%        0.00%         1.37%          0.00%         1.37%
---------------------------------------------------------------------------------------------------------------------------------
EMERGING SMALL COMPANY(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.97%        0.00%        0.06%        0.00%         1.03%          0.00%         1.03%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.97%        0.05%        0.05%        0.00%         1.07%          0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.97%        0.25%        0.05%        0.00%         1.27%          0.00%         1.27%
---------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.81%        0.00%        0.03%        0.00%         0.84%          0.00%         0.84%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.81%        0.05%        0.03%        0.00%         0.89%          0.00%         0.89%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.81%        0.25%        0.03%        0.00%         1.09%          0.00%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.82%        0.00%        0.04%        0.00%         0.86%          0.00%         0.86%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.82%        0.05%        0.04%        0.00%         0.91%          0.00%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.82%        0.25%        0.04%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON FOUNDING
  ALLOCATION(3,6)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.05%        0.00%        0.07%        0.97%         1.09%          0.09%         1.00%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.05%        0.05%        0.07%        0.97%         1.14%          0.09%         1.05%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.05%        0.25%        0.07%        0.97%         1.34%          0.09%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.77%        0.00%        0.04%        0.00%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.77%        0.05%        0.04%        0.00%         0.86%          0.00%         0.86%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.77%        0.25%        0.04%        0.00%         1.06%          0.00%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.85%        0.00%        0.13%        0.00%         0.98%          0.00%         0.98%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.85%        0.05%        0.13%        0.00%         1.03%          0.00%         1.03%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.85%        0.25%        0.13%        0.00%         1.23%          0.00%         1.23%
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.70%        0.00%        0.10%        0.00%         0.80%          0.00%         0.80%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.70%        0.05%        0.10%        0.00%         0.85%          0.00%         0.85%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.70%        0.25%        0.10%        0.00%         1.05%          0.00%         1.05%
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.94%        0.00%        0.13%        0.00%         1.07%          0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.94%        0.05%        0.13%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.94%        0.25%        0.13%        0.00%         1.32%          0.00%         1.32%
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL(7,11)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.82%        0.00%        0.14%        0.00%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.82%        0.05%        0.14%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.82%        0.25%        0.14%        0.00%         1.21%          0.00%         1.21%
---------------------------------------------------------------------------------------------------------------------------------
GROWTH(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.80%        0.00%        0.08%        0.00%         0.88%          0.00%         0.88%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.80%        0.05%        0.08%        0.00%         0.93%          0.00%         0.93%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.80%        0.25%        0.08%        0.00%         1.13%          0.00%         1.13%
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.67%        0.00%        0.01%        0.00%         0.68%          0.00%         0.68%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.67%        0.05%        0.01%        0.00%         0.73%          0.00%         0.73%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.67%        0.25%        0.01%        0.00%         0.93%          0.00%         0.93%
---------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.80%        0.00%        0.14%        0.00%         0.94%          0.00%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.80%        0.05%        0.14%        0.00%         0.99%          0.00%         0.99%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.80%        0.25%        0.14%        0.00%         1.19%          0.00%         1.19%
---------------------------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.05%        0.00%        0.09%        0.00%         1.14%          0.00%         1.14%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.05%        0.05%        0.09%        0.00%         1.19%          0.00%         1.19%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.05%        0.25%        0.09%        0.00%         1.39%          0.00%         1.39%
---------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.68%        0.00%        0.06%        0.00%         0.74%          0.00%         0.74%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.68%        0.05%        0.06%        0.00%         0.79%          0.00%         0.79%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.68%        0.25%        0.06%        0.00%         0.99%          0.00%         0.99%
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.66%        0.00%        0.05%        0.00%         0.71%          0.00%         0.71%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.66%        0.05%        0.05%        0.00%         0.76%          0.00%         0.76%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.66%        0.25%        0.05%        0.00%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
INCOME(3,11)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.81%        0.00%        0.11%        0.00%         0.92%          0.01%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.81%        0.05%        0.11%        0.00%         0.97%          0.01%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.81%        0.25%        0.11%        0.00%         1.17%          0.01%         1.16%
---------------------------------------------------------------------------------------------------------------------------------
INCOME & VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.79%        0.00%        0.07%        0.00%         0.86%          0.00%         0.86%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.79%        0.05%        0.07%        0.00%         0.91%          0.00%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.79%        0.25%        0.07%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
INDEX ALLOCATION(8)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class(3)                            0.05%        0.00%        0.09%        0.53%         0.67%          0.12%         0.55%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.05%        0.05%        0.09%        0.53%         0.72%          0.12%         0.60%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.05%        0.25%        0.09%        0.53%         0.92%          0.12%         0.80%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.89%        0.00%        0.10%        0.00%         0.99%          0.00%         0.99%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.89%        0.05%        0.10%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.89%        0.25%        0.10%        0.00%         1.24%          0.00%         1.24%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX A
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.53%        0.00%        0.02%        0.01%         0.56%          0.00%         0.56%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.53%        0.05%        0.02%        0.01%         0.61%          0.00%         0.61%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.53%        0.25%        0.02%        0.01%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX B(2)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.53%        0.00%        0.04%        0.01%         0.58%          0.23%         0.35%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.91%        0.00%        0.13%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.91%        0.05%        0.13%        0.00%         1.09%          0.00%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.91%        0.25%        0.13%        0.00%         1.29%          0.00%         1.29%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.89%        0.00%        0.11%        0.00%         1.00%          0.00%         1.00%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.89%        0.05%        0.13%        0.00%         1.07%          0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.89%        0.25%        0.11%        0.00%         1.25%          0.00%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.92%        0.00%        0.19%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.92%        0.05%        0.19%        0.00%         1.16%          0.00%         1.16%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.92%        0.25%        0.19%        0.00%         1.36%          0.00%         1.36%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANY(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.96%        0.00%        0.13%        0.00%         1.09%          0.00%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.96%        0.05%        0.13%        0.00%         1.14%          0.00%         1.14%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.96%        0.25%        0.13%        0.00%         1.34%          0.00%         1.34%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE(7)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.82%        0.00%        0.11%        0.00%         0.93%          0.00%         0.93%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.82%        0.05%        0.11%        0.00%         0.98%          0.00%         0.98%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.82%        0.25%        0.11%        0.00%         1.18%          0.00%         1.18%
---------------------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.78%        0.00%        0.13%        0.00%         0.91%          0.00%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.78%        0.05%        0.13%        0.00%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.78%        0.25%        0.13%        0.00%         1.16%          0.00%         1.16%
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.60%        0.00%        0.07%        0.00%         0.67%          0.00%         0.67%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.60%        0.05%        0.07%        0.00%         0.72%          0.00%         0.72%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.60%        0.25%        0.07%        0.00%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.72%        0.00%        0.04%        0.00%         0.76%          0.00%         0.76%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.72%        0.05%        0.01%        0.00%         0.78%          0.00%         0.78%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.72%        0.25%        0.04%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.82%        0.00%        0.06%        0.00%         0.88%          0.00%         0.88%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.82%        0.05%        0.08%        0.00%         0.95%          0.00%         0.95%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.82%        0.25%        0.06%        0.00%         1.13%          0.00%         1.13%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE AGGRESSIVE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.04%        0.00%        0.02%        0.90%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.02%        0.90%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.04%        0.25%        0.02%        0.90%         1.21%          0.00%         1.21%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE BALANCED
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.04%        0.00%        0.01%        0.84%         0.89%          0.00%         0.89%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.01%        0.84%         0.94%          0.00%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.04%        0.25%        0.01%        0.84%         1.14%          0.00%         1.14%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE CONSERVATIVE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.04%        0.00%        0.02%        0.78%         0.84%          0.00%         0.84%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.02%        0.78%         0.89%          0.00%         0.89%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.04%        0.25%        0.02%        0.78%         1.09%          0.00%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE GROWTH
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.04%        0.00%        0.01%        0.87%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.01%        0.87%         0.97%          0.00%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.04%        0.25%        0.01%        0.87%         1.17%          0.00%         1.17%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE MODERATE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.04%        0.00%        0.02%        0.81%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.02%        0.81%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.04%        0.25%        0.02%        0.81%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
MANAGED
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.69%        0.00%        0.03%        0.00%         0.72%          0.00%         0.72%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.69%        0.05%        0.03%        0.00%         0.77%          0.00%         0.77%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.69%        0.25%        0.03%        0.00%         0.97%          0.00%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.48%        0.00%        0.04%        0.00%         0.52%          0.00%         0.52%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.48%        0.05%        0.04%        0.00%         0.57%          0.00%         0.57%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.48%        0.25%        0.04%        0.00%         0.77%          0.00%         0.77%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP INTERSECTION(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.87%        0.00%        0.07%        0.00%         0.94%          0.00%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.87%        0.05%        0.07%        0.00%         0.99%          0.00%         0.99%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.87%        0.25%        0.07%        0.00%         1.19%          0.00%         1.19%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP STOCK
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.84%        0.00%        0.04%        0.00%         0.88%          0.00%         0.88%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.84%        0.05%        0.04%        0.00%         0.93%          0.00%         0.93%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.84%        0.25%        0.04%        0.00%         1.13%          0.00%         1.13%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.88%        0.00%        0.11%        0.00%         0.99%          0.00%         0.99%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.88%        0.05%        0.11%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.88%        0.25%        0.11%        0.00%         1.24%          0.00%         1.24%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.86%        0.00%        0.04%        0.00%         0.90%          0.00%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.86%        0.05%        0.04%        0.00%         0.95%          0.00%         0.95%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.86%        0.25%        0.04%        0.00%         1.15%          0.00%         1.15%
---------------------------------------------------------------------------------------------------------------------------------
MID VALUE(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.98%        0.00%        0.08%        0.00%         1.06%          0.00%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.98%        0.05%        0.07%        0.00%         1.10%          0.00%         1.10%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.98%        0.25%        0.07%        0.00%         1.30%          0.00%         1.30%
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
NAV Class(3)                            0.48%        0.00%        0.03%        0.00%         0.51%          0.00%         0.51%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.48%        0.05%        0.03%        0.00%         0.56%          0.00%         0.56%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.48%        0.25%        0.03%        0.00%         0.76%          0.00%         0.76%
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET B(2)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.50%        0.00%        0.01%        0.00%         0.51%          0.23%         0.28%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES(3,11)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.96%        0.00%        0.12%        0.00%         1.08%          0.02%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.96%        0.05%        0.12%        0.00%         1.13%          0.02%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.96%        0.25%        0.12%        0.00%         1.33%          0.02%         1.31%
---------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.00%        0.00%        0.06%        0.00%         1.06%          0.00%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.00%        0.05%        0.06%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.00%        0.25%        0.06%        0.00%         1.31%          0.00%         1.31%
---------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.99%        0.00%        0.13%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.99%        0.05%        0.13%        0.00%         1.17%          0.00%         1.17%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.99%        0.25%        0.15%        0.00%         1.39%          0.00%         1.39%
---------------------------------------------------------------------------------------------------------------------------------
PACIFIC RIM
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.80%        0.00%        0.21%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.80%        0.05%        0.22%        0.00%         1.07%          0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.80%        0.25%        0.22%        0.00%         1.27%          0.00%         1.27%
---------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ALL CAP
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.71%        0.00%        0.05%        0.00%         0.76%          0.00%         0.76%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.71%        0.05%        0.05%        0.00%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.71%        0.25%        0.05%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE MID CAP
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.74%        0.00%        0.13%        0.00%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.74%        0.05%        0.13%        0.00%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.74%        0.25%        0.13%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.68%        0.00%        0.05%        0.00%         0.73%          0.00%         0.73%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.68%        0.05%        0.05%        0.00%         0.78%          0.00%         0.78%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.68%        0.25%        0.05%        0.00%         0.98%          0.00%         0.98%
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE EQUITY(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.85%        0.00%        0.05%        0.00%         0.90%          0.00%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.85%        0.05%        0.05%        0.00%         0.95%          0.00%         0.95%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.85%        0.25%        0.05%        0.00%         1.15%          0.00%         1.15%
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.70%        0.00%        0.03%        0.00%         0.73%          0.00%         0.73%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.70%        0.05%        0.03%        0.00%         0.78%          0.00%         0.78%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.70%        0.25%        0.03%        0.00%         0.98%          0.00%         0.98%
---------------------------------------------------------------------------------------------------------------------------------
REAL RETURN BOND(12)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.70%        0.00%        0.07%        0.00%         0.77%          0.00%         0.77%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.70%        0.05%        0.07%        0.00%         0.82%          0.00%         0.82%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.70%        0.25%        0.07%        0.00%         1.02%          0.00%         1.02%
---------------------------------------------------------------------------------------------------------------------------------
SCIENCE & TECHNOLOGY(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.05%        0.00%        0.10%        0.00%         1.15%          0.00%         1.15%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.05%        0.05%        0.08%        0.00%         1.18%          0.00%         1.18%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.05%        0.25%        0.09%        0.00%         1.39%          0.00%         1.39%
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.58%        0.00%        0.04%        0.00%         0.62%          0.00%         0.62%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.58%        0.05%        0.04%        0.00%         0.67%          0.00%         0.67%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.58%        0.25%        0.04%        0.00%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.85%        0.00%        0.05%        0.00%         0.90%          0.00%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.85%        0.05%        0.06%        0.00%         0.96%          0.00%         0.96%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.85%        0.25%        0.05%        0.00%         1.15%          0.00%         1.15%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.07%        0.00%        0.08%        0.00%         1.15%          0.00%         1.15%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.07%        0.05%        0.11%        0.00%         1.23%          0.00%         1.23%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.07%        0.25%        0.08%        0.00%         1.40%          0.00%         1.40%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.48%        0.00%        0.04%        0.00%         0.52%          0.00%         0.52%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.48%        0.05%        0.04%        0.00%         0.57%          0.00%         0.57%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.48%        0.25%        0.04%        0.00%         0.77%          0.00%         0.77%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INTRINSIC VALUE(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.90%        0.00%        0.07%        0.00%         0.97%          0.00%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.90%        0.05%        0.07%        0.00%         1.02%          0.00%         1.02%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.90%        0.25%        0.07%        0.00%         1.22%          0.00%         1.22%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.99%        0.00%        0.03%        0.00%         1.02%          0.00%         1.02%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.99%        0.05%        0.03%        0.00%         1.07%          0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.99%        0.25%        0.03%        0.00%         1.27%          0.00%         1.27%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.06%        0.00%        0.05%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.06%        0.05%        0.08%        0.00%         1.19%          0.00%         1.19%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.06%        0.25%        0.06%        0.00%         1.37%          0.00%         1.37%
---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.04%        0.00%        0.27%        0.00%         1.31%          0.00%         1.31%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.04%        0.05%        0.27%        0.00%         1.36%          0.00%         1.36%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.04%        0.25%        0.27%        0.00%         1.56%          0.00%         1.56%
---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.01%        0.00%        0.10%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       1.01%        0.05%        0.10%        0.00%         1.16%          0.00%         1.16%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      1.01%        0.25%        0.10%        0.00%         1.36%          0.00%         1.36%
---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               1.02%        0.00%        0.04%        0.00%         1.06%          0.00%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          1.02%        0.05%        0.05%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         1.02%        0.25%        0.06%        0.00%         1.33%          0.00%         1.33%
---------------------------------------------------------------------------------------------------------------------------------
SPECIAL VALUE(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.95%        0.00%        0.07%        0.02%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.95%        0.05%        0.07%        0.02%         1.09%          0.00%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.95%        0.25%        0.07%        0.02%         1.29%          0.00%         1.29%
---------------------------------------------------------------------------------------------------------------------------------
SPECTRUM INCOME(4)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.74%        0.00%        0.19%        0.00%         0.93%          0.00%         0.93%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.74%        0.05%        0.19%        0.00%         0.98%          0.00%         0.98%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.74%        0.25%        0.19%        0.00%         1.18%          0.00%         1.18%
---------------------------------------------------------------------------------------------------------------------------------
STRATEGIC BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.68%        0.00%        0.07%        0.00%         0.75%          0.00%         0.75%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.68%        0.05%        0.07%        0.00%         0.80%          0.00%         0.80%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.68%        0.25%        0.07%        0.00%         1.00%          0.00%         1.00%
---------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.71%        0.00%        0.10%        0.00%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.71%        0.05%        0.14%        0.00%         0.90%          0.00%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.71%        0.25%        0.14%        0.00%         1.10%          0.00%         1.10%
---------------------------------------------------------------------------------------------------------------------------------
STRATEGIC OPPORTUNITIES(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.72%        0.00%        0.09%        0.00%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.72%        0.05%        0.07%        0.00%         0.84%          0.00%         0.84%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.72%        0.25%        0.07%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.70%        0.00%        0.06%        0.00%         0.76%          0.00%         0.76%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.70%        0.05%        0.06%        0.00%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.70%        0.25%        0.06%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.49%        0.00%        0.03%        0.00%         0.52%          0.00%         0.52%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.49%        0.05%        0.03%        0.00%         0.57%          0.00%         0.57%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.49%        0.25%        0.03%        0.00%         0.77%          0.00%         0.77%
---------------------------------------------------------------------------------------------------------------------------------
U.S. CORE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.76%        0.00%        0.06%        0.00%         0.82%          0.00%         0.82%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.76%        0.05%        0.06%        0.00%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.76%        0.25%        0.06%        0.00%         1.07%          0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
U.S. GLOBAL LEADERS GROWTH
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.69%        0.00%        0.03%        0.00%         0.72%          0.00%         0.72%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.69%        0.05%        0.03%        0.00%         0.77%          0.00%         0.77%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.69%        0.25%        0.03%        0.00%         0.97%          0.00%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.61%        0.00%        0.08%        0.00%         0.69%          0.00%         0.69%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.61%        0.05%        0.08%        0.00%         0.74%          0.00%         0.74%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.61%        0.25%        0.08%        0.00%         0.94%          0.00%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.73%        0.00%        0.06%        0.00%         0.79%          0.00%         0.79%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.73%        0.05%        0.02%        0.00%         0.80%          0.00%         0.80%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.73%        0.25%        0.06%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
U.S. LARGE CAP
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.83%        0.00%        0.04%        0.00%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.83%        0.05%        0.03%        0.00%         0.91%          0.00%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.83%        0.25%        0.03%        0.00%         1.11%          0.00%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
U.S. MULTI SECTOR
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.76%        0.00%        0.05%        0.00%         0.81%          0.00%         0.81%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.76%        0.05%        0.05%        0.00%         0.86%          0.00%         0.86%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.76%        0.25%        0.05%        0.00%         1.06%          0.00%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.83%        0.00%        0.12%        0.00%         0.95%          0.00%         0.95%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.83%        0.05%        0.12%        0.00%         1.00%          0.00%         1.00%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.83%        0.25%        0.12%        0.00%         1.20%          0.00%         1.20%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(9)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.74%        0.00%        0.05%        0.00%         0.79%          0.00%         0.79%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.74%        0.05%        0.05%        0.00%         0.84%          0.00%         0.84%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.74%        0.25%        0.05%        0.00%         1.04%          0.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
VALUE & RESTRUCTURING(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.82%        0.00%        0.05%        0.00%         0.87%          0.00%         0.87%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.82%        0.05%        0.05%        0.00%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.82%        0.25%        0.05%        0.00%         1.12%          0.00%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
VALUE OPPORTUNITIES(3)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.84%        0.00%        0.05%        0.00%         0.89%          0.00%         0.89%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.84%        0.05%        0.05%        0.00%         0.94%          0.00%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class                         0.84%        0.25%        0.05%        0.00%         1.14%          0.00%         1.14%
---------------------------------------------------------------------------------------------------------------------------------
VISTA(5)
---------------------------------------------------------------------------------------------------------------------------------
NAV Class                               0.89%        0.00%        0.12%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
Series I Class(3)                       0.89%        0.05%        0.12%        0.00%         1.06%          0.00%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
Series II Class(3)                      0.89%        0.25%        0.12%        0.00%         1.26%          0.00%         1.26%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                     MASTER FUND
                                 FEEDER FUND
                                                                         TOTAL
                                 MANAGEMENT                 OTHER      OPERATING     MANAGEMENT                 OTHER
FUNDS                               FEES      12B-1 FEES   EXPENSES   EXPENSES(9)     FEES(10)    12B-1 FEES   EXPENSES
-----------------------------------------------------------------------------------------------------------------------
AMERICAN ASSET ALLOCATION
  TRUST(3)
Series I Class                      0.00%        0.60%       0.03%        0.63%         0.32%        0.00%       0.01%
Series II Class                     0.00%        0.75%       0.03%        0.78%         0.32%        0.00%       0.01%
Series III Class                    0.00%        0.25%       0.03%        0.28%         0.32%        0.00%       0.01%
AMERICAN BLUE CHIP INCOME AND
  GROWTH TRUST
Series I Class                      0.00%        0.35%       0.04%        0.39%         0.42%        0.25%       0.01%
Series II Class                     0.00%        0.50%       0.04%        0.54%         0.42%        0.25%       0.01%
Series III Class(3)                 0.00%        0.00%       0.04%        0.04%         0.42%        0.25%       0.01%
AMERICAN BOND TRUST
Series I Class                      0.00%        0.35%       0.03%        0.38%         0.41%        0.25%       0.01%
Series II Class                     0.00%        0.50%       0.03%        0.53%         0.41%        0.25%       0.01%
Series III Class(3)                 0.00%        0.00%       0.03%        0.03%         0.41%        0.25%       0.01%
AMERICAN GLOBAL GROWTH TRUST(3)
Series I Class                      0.00%        0.60%       0.03%        0.63%         0.55%        0.00%       0.04%
Series II Class                     0.00%        0.75%       0.03%        0.78%         0.55%        0.00%       0.04%
Series III Class                    0.00%        0.25%       0.03%        0.28%         0.55%        0.00%       0.04%
AMERICAN GLOBAL SMALL
  CAPITALIZATION TRUST(3)
Series I Class                      0.00%        0.60%       0.03%        0.63%         0.72%        0.00%       0.05%
Series II Class                     0.00%        0.75%       0.03%        0.78%         0.72%        0.00%       0.05%
Series III Class                    0.00%        0.25%       0.03%        0.28%         0.72%        0.00%       0.05%


                                     TOTAL
                                 MASTER FUND &
                                  FEEDER FUND
FUNDS                              EXPENSES
-------------------------------  -------------
AMERICAN ASSET ALLOCATION
  TRUST(3)
Series I Class                       0.96%
Series II Class                      1.11%
Series III Class                     0.61%
AMERICAN BLUE CHIP INCOME AND
  GROWTH TRUST
Series I Class                       1.07%
Series II Class                      1.22%
Series III Class(3)                  0.72%
AMERICAN BOND TRUST
Series I Class                       1.05%
Series II Class                      1.20%
Series III Class(3)                  0.70%
AMERICAN GLOBAL GROWTH TRUST(3)
Series I Class                       1.22%
Series II Class                      1.37%
Series III Class                     0.87%
AMERICAN GLOBAL SMALL
  CAPITALIZATION TRUST(3)
Series I Class                       1.40%
Series II Class                      1.55%
Series III Class                     1.05%

                                                                                     MASTER FUND
                                 FEEDER FUND
                                                                         TOTAL
                                 MANAGEMENT                 OTHER      OPERATING     MANAGEMENT                 OTHER
FUNDS                               FEES      12B-1 FEES   EXPENSES   EXPENSES(9)     FEES(10)    12B-1 FEES   EXPENSES
-----------------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH TRUST
Series I Class                      0.00%        0.35%       0.03%        0.38%         0.32%        0.25%       0.02%
Series II Class                     0.00%        0.50%       0.03%        0.53%         0.32%        0.25%       0.02%
Series III Class(3)                 0.00%        0.00%       0.03%        0.03%         0.32%        0.25%       0.02%
AMERICAN GROWTH-INCOME TRUST
Series I Class                      0.00%        0.35%       0.03%        0.38%         0.27%        0.25%       0.01%
Series II Class                     0.00%        0.50%       0.03%        0.53%         0.27%        0.25%       0.01%
Series III Class(3)                 0.00%        0.00%       0.03%        0.03%         0.27%        0.25%       0.01%
AMERICAN HIGH-INCOME BOND
  TRUST(3)
Series I Class                      0.00%        0.60%       0.03%        0.63%         0.48%        0.00%       0.01%
Series II Class                     0.00%        0.75%       0.03%        0.78%         0.48%        0.00%       0.01%
Series III Class                    0.00%        0.25%       0.03%        0.28%         0.48%        0.00%       0.01%
AMERICAN INTERNATIONAL TRUST
Series I Class                      0.00%        0.35%       0.03%        0.38%         0.50%        0.25%       0.05%
Series II Class                     0.00%        0.50%       0.03%        0.53%         0.50%        0.25%       0.05%
Series III Class(3)                 0.00%        0.00%       0.03%        0.03%         0.50%        0.25%       0.05%
AMERICAN NEW WORLD TRUST(3)
Series I Class                      0.00%        0.60%       0.03%        0.63%         0.81%        0.00%       0.08%
Series II Class                     0.00%        0.75%       0.03%        0.78%         0.81%        0.00%       0.08%
Series III Class                    0.00%        0.25%       0.03%        0.28%         0.81%        0.00%       0.08%


                                     TOTAL
                                 MASTER FUND &
                                  FEEDER FUND
FUNDS                              EXPENSES
-------------------------------  -------------
AMERICAN GROWTH TRUST
Series I Class                       0.97%
Series II Class                      1.12%
Series III Class(3)                  0.62%
AMERICAN GROWTH-INCOME TRUST
Series I Class                       0.91%
Series II Class                      1.06%
Series III Class(3)                  0.56%
AMERICAN HIGH-INCOME BOND
  TRUST(3)
Series I Class                       1.12%
Series II Class                      1.27%
Series III Class                     0.77%
AMERICAN INTERNATIONAL TRUST
Series I Class                       1.18%
Series II Class                      1.33%
Series III Class(3)                  0.83%
AMERICAN NEW WORLD TRUST(3)
Series I Class                       1.52%
Series II Class                      1.67%
Series III Class                     1.17%



(1)The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this limitation at any time upon notice to JHT.



(2)JHT sells shares of these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" does not exceed the rate noted in the table above under "Net Operating Expenses." A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(3)For Funds that have not started operations or have operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses are expected to be incurred over the next year.



(4)The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of these T. Rowe Price subadvised funds as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this waiver at any time upon notice to JHT.



(5)The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2006 had the new rates been in effect for the whole year.



(6)The Franklin Templeton Founding Allocation Trust is subject to an expense reimbursement as noted under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." This contractual expense reimbursement will remain in effect until May 1, 2008, but may be terminated by the Adviser any time after May 1, 2008. If expenses were not reimbursed, expenses reflected in the table would be higher. The Franklin Templeton Founding Allocation Trust currently invests in the Global Trust, the Mutual Shares Trust and the Income Trust. The expenses of each of these funds are set forth above.

(7)The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Global Trust and the International Value Trust does not exceed 0.45% of the Fund's average net assets. For the year ended December 31, 2006, the effective annual advisory fees reflecting these waivers for the Global Trust and the International Value Trust were 0.80% and 0.80%, respectively. The Net Operating Expenses for Global Trust Series NAV, Series I, Series II reflecting these waivers were 0.94%, 0.99% and 1.19%, respectively; and for International Value Trust Series NAV, Series I and Series II reflecting these waivers were 0.91%, 0.96% and 1.16%, respectively. These advisory fee waivers may be rescinded at any time.



(8)The Adviser has contractually agreed to reimburse expenses of the Index Allocation Trust as described under "Management of JHT -- Contractual Expense Limit" until May 1, 2008.



(9)The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.



(10)Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(11)The Adviser has contractually agreed to limit "Other Expenses" for the Emerging Growth Trust, Global Trust, Income Trust and Mutual Shares Trust as described under "Management of JHT -- Adviser Fee Waivers and Reimbursement." The limit will remain in effect until May 1, 2008.



(12)The Real Return Bond Trust is subject to a voluntary advisory fee waiver as noted under "Advisory Fee Waivers and Expense Reimbursement."



EXAMPLE OF EXPENSES FOR EACH FUND



     The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts shown would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:



-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  500 INDEX
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 53                $167                $291               $  653
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   55                 173                 302                  677
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  76                 237                 411                  918
-----------------------------------------------------------------------------------------------------------------------
  500 INDEX B
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 26                $133                $250               $  593
-----------------------------------------------------------------------------------------------------------------------
  ABSOLUTE RETURN
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 99                $309                $536               $1,190
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 124                 387                 670                1,477
-----------------------------------------------------------------------------------------------------------------------
  ACTIVE BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 65                $205                $357               $  798
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   70                 221                 384                  859
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  91                 284                 493                1,096
-----------------------------------------------------------------------------------------------------------------------
  ALL CAP CORE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 85                $265                $460               $1,025
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 90                $281                $488               $1,084
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  ALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 92                $287                $498               $1,108
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 117                 365                 633                1,398
-----------------------------------------------------------------------------------------------------------------------
  ALL CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 89                $278                $482               $1,073
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN ASSET ALLOCATION TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 98                $306                $531               $1,178
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 62                 195                 340                  762
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN BLUE CHIP INCOME AND GROWTH
     TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $109                $340                $590               $1,306
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 124                 387                 670                1,477
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 74                 230                 401                  894
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN BOND TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $107                $334                $579               $1,283
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 122                 381                 660                1,455
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 72                 224                 390                  871
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GLOBAL GROWTH TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $124                $387                $670               $1,477
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 139                 434                 750                1,646
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 89                 278                 482                1,073
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GLOBAL SMALL CAPITALIZATION
     TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $143                $443                $766               $1,680
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 158                 490                 845                1,845
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GROWTH TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 99                $309                $536               $1,190
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 63                 199                 346                  774
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GROWTH-INCOME TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 93                $290                $504               $1,120
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 57                 179                 313                  701
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN HIGH-INCOME BOND TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $114                $356                $617               $1,363
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 129                 403                 697                1,534
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN INTERNATIONAL TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $120                $375                $649               $1,432
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 135                 421                 729                1,601
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 85                 265                 460                1,025
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN NEW WORLD TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $155                $480                $829               $1,813
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 170                 526                 907                1,976
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  BLUE CHIP GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 85                $265                $460               $1,025
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------
  BOND INDEX A
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 56                $176                $307               $  689
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   61                 192                 335                  750
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  BOND INDEX B
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 26                $142                $268               $  638
-----------------------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 80                $249                $433               $  966
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   85                 265                 460                1,025
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 105                 328                 569                1,259
-----------------------------------------------------------------------------------------------------------------------
  CLASSIC VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 93                $290                $504               $1,120
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  CORE BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 81                $252                $439               $  978
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   86                 268                 466                1,037
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  CORE EQUITY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 85                $265                $460               $1,025
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   90                 281                 488                1,084
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 110                 343                 595                1,317
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  DYNAMIC GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 98                $306                $531               $1,178
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 123                 384                 665                1,466
-----------------------------------------------------------------------------------------------------------------------
  EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $107                $428                $771               $1,742
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  112                 460                 832                1,878
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 133                 477                 844                1,876
-----------------------------------------------------------------------------------------------------------------------
  EMERGING MARKETS VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $114                $356                $617               $1,363
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 139                 434                 750                1,646
-----------------------------------------------------------------------------------------------------------------------
  EMERGING SMALL COMPANY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $105                $328                $569               $1,248
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 129                 403                 697                1,534
-----------------------------------------------------------------------------------------------------------------------
  EQUITY-INCOME
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 86                $268                $466               $1,037
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   91                 284                 493                1,096
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  FINANCIAL SERVICES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 88                $274                $477               $1,061
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON FOUNDING
     ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $102                $338                $592               $1,321
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  107                 353                 619                1,378
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 127                 416                 725                1,605
-----------------------------------------------------------------------------------------------------------------------
  FUNDAMENTAL VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 83                $259                $450               $1,002
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   88                 274                 477                1,061
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  GLOBAL ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $100                $312                $542               $1,201
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  105                 328                 569                1,259
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 125                 390                 676                1,489
-----------------------------------------------------------------------------------------------------------------------
  GLOBAL BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 82                $255                $444               $  990
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   87                 271                 471                1,049
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                $107                $334                $579               $1,283
-----------------------------------------------------------------------------------------------------------------------
  GLOBAL REAL ESTATE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $109                $340                $590               $1,306
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 134                 418                 723                1,590
-----------------------------------------------------------------------------------------------------------------------
  GLOBAL
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 98                $306                $531               $1,178
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 123                 384                 665                1,466
-----------------------------------------------------------------------------------------------------------------------
  GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 90                $281                $488               $1,084
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  GROWTH & INCOME
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 69                $218                $379               $  847
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   75                 233                 406                  906
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  GROWTH OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 96                $300                $520               $1,155
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  HEALTH SCIENCES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $116                $362                $628               $1,386
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 142                 440                 761                1,669
-----------------------------------------------------------------------------------------------------------------------
  HIGH INCOME
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 76                $237                $411               $  918
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   81                 252                 439                  978
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  HIGH YIELD
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 73                $227                $395               $  883
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   78                 243                 422                  942
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------
  INCOME
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 93                $292                $508               $1,130
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   98                 308                 535                1,189
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 118                 371                 643                1,419
-----------------------------------------------------------------------------------------------------------------------
  INCOME & VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 88                $274                $477               $1,061
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 93                $290                $504               $1,120
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  INDEX ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 56                $202                $360               $  821
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   61                 218                 388                  881
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  82                 281                 497                1,118
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL CORE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $101                $315                $547               $1,213
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 126                 394                 681                1,500
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX A
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 57                $179                $313               $  701
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   62                 195                 340                  762
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX B
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 36                $163                $301               $  704
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $106                $331                $574               $1,271
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  111                 347                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 131                 409                 708                1,556
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $102                $318                $552               $1,225
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 127                 397                 686                1,511
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL SMALL CAP
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $113                $353                $612               $1,352
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 138                 431                 745                1,635
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL SMALL COMPANY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $111                $347                $601               $1,329
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  116                 362                 628                1,386
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 136                 425                 734                1,613
-----------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 95                $296                $515               $1,143
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  INTRINSIC VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 93                $290                $504               $1,120
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   98                 306                 531                1,178
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                $118                $368                $638               $1,409
-----------------------------------------------------------------------------------------------------------------------
  INVESTMENT QUALITY BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 68                $214                $373               $  835
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   74                 230                 401                  894
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  LARGE CAP
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 78                $243                $422               $  942
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 90                $281                $488               $1,084
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE AGGRESSIVE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 98                $306                $531               $1,179
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  103                 322                 558                1,237
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 123                 384                 665                1,467
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE BALANCED
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 91                $284                $494               $1,098
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   96                 300                 521                1,157
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 116                 363                 629                1,388
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE CONSERVATIVE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 86                $269                $467               $1,040
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   91                 285                 494                1,099
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 111                 347                 602                1,331
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 94                $292                $508               $1,127
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   99                 308                 535                1,186
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 119                 371                 642                1,417
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE MODERATE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 89                $277                $482               $1,072
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  MANAGED
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 74                $230                $401               $  894
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  99                 309                 536                1,190
-----------------------------------------------------------------------------------------------------------------------
  MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 53                $167                $291               $  653
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 58                $183                $318               $  714
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  MID CAP INTERSECTION
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 96                $300                $520               $1,155
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  101                 315                 547                1,213
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  MID CAP STOCK
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 90                $281                $488               $1,084
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 115                 359                 622                1,375
-----------------------------------------------------------------------------------------------------------------------
  MID CAP VALUE EQUITY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $101                $315                $547               $1,213
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 126                 393                 681                1,500
-----------------------------------------------------------------------------------------------------------------------
  MID CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 92                $287                $498               $1,108
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 117                 365                 633                1,398
-----------------------------------------------------------------------------------------------------------------------
  MID VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $108                $337                $585               $1,294
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  112                 350                 606                1,340
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 132                 412                 713                1,568
-----------------------------------------------------------------------------------------------------------------------
  MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 52                $164                $285               $  640
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   57                 179                 313                  701
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  78                 243                 422                  942
-----------------------------------------------------------------------------------------------------------------------
  MONEY MARKET B
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 29                $140                $262               $  618
-----------------------------------------------------------------------------------------------------------------------
  MUTUAL SHARES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $108                $341                $594               $1,315
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  113                 357                 620                1,373
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 133                 419                 727                1,600
-----------------------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $108                $337                $585               $1,294
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 133                 415                 718                1,579
-----------------------------------------------------------------------------------------------------------------------
  OVERSEAS EQUITY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $114                $356                $617               $1,363
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  119                 372                 644                1,420
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                $142                $440                $761               $1,669
-----------------------------------------------------------------------------------------------------------------------
  PACIFIC RIM
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $103                $322                $558               $1,236
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 129                 403                 697                1,534
-----------------------------------------------------------------------------------------------------------------------
  QUANTITATIVE ALL CAP
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 78                $243                $422               $  942
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  QUANTITATIVE MID CAP
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 89                $278                $482               $1,073
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  QUANTITATIVE VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 75                $233                $406               $  906
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  REAL ESTATE EQUITY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 92                $287                $498               $1,108
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   97                 303                 525                1,166
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 117                 365                 633                1,398
-----------------------------------------------------------------------------------------------------------------------
  REAL ESTATE SECURITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 75                $233                $406               $  906
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   80                 249                 433                  966
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  REAL RETURN BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 79                $246                $428               $  954
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   84                 262                 455                1,014
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  SCIENCE & TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $117                $365                $633               $1,398
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 142                 440                 761                1,669
-----------------------------------------------------------------------------------------------------------------------
  SHORT-TERM BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 63                $199                $346               $  774
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   68                 214                 373                  835
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  89                 278                 482                1,073
-----------------------------------------------------------------------------------------------------------------------
  SMALL CAP
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 92                $287                $498               $1,108
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 98                $306                $531               $1,178
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 117                 365                 633                1,398
-----------------------------------------------------------------------------------------------------------------------
  SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $117                $365                $633               $1,398
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  125                 390                 676                1,489
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 143                 443                 766                1,680
-----------------------------------------------------------------------------------------------------------------------
  SMALL CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 53                $167                $291               $  653
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   58                 183                 318                  714
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  SMALL CAP INTRINSIC VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 99                $309                $536               $1,190
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  104                 325                 563                1,248
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 124                 387                 670                1,477
-----------------------------------------------------------------------------------------------------------------------
  SMALL CAP OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $104                $325                $563               $1,248
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 129                 403                 697                1,534
-----------------------------------------------------------------------------------------------------------------------
  SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $113                $353                $612               $1,352
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  121                 378                 654                1,443
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 139                 434                 750                1,646
-----------------------------------------------------------------------------------------------------------------------
  SMALL COMPANY
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $133                $415                $718               $1,579
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  138                 431                 745                1,635
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 159                 493                 850                1,856
-----------------------------------------------------------------------------------------------------------------------
  SMALL COMPANY GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $113                $353                $612               $1,352
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  118                 368                 638                1,409
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 138                 431                 745                1,635
-----------------------------------------------------------------------------------------------------------------------
  SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $108                $337                $585               $1,294
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 135                 421                 729                1,601
-----------------------------------------------------------------------------------------------------------------------
  SPECIAL VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $106                $337                $574               $1,271
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  111                 356                 601                1,329
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 131                 421                 708                1,556
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  SPECTRUM INCOME
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 95                $296                $515               $1,143
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  100                 312                 542                1,201
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 120                 375                 649                1,432
-----------------------------------------------------------------------------------------------------------------------
  STRATEGIC BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 77                $240                $417               $  930
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  STRATEGIC INCOME
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 83                $259                $450               $1,002
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   92                 287                 498                1,108
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 112                 350                 606                1,340
-----------------------------------------------------------------------------------------------------------------------
  STRATEGIC OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 83                $259                $450               $1,002
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   86                 268                 466                1,037
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 78                $243                $422               $  942
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   83                 259                 450                1,002
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  TOTAL STOCK MARKET INDEX
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 53                $167                $291               $  653
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   58                 183                 318                  714
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  U.S. CORE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 84                $262                $455               $1,014
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   89                 278                 482                1,073
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 109                 340                 590                1,306
-----------------------------------------------------------------------------------------------------------------------
  U.S. GLOBAL LEADERS GROWTH
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 74                $230                $401               $  894
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   79                 246                 428                  954
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  99                 309                 536                1,190
-----------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 70                $221                $384               $  859
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   76                 237                 411                  918
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                  96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  U.S. HIGH YIELD BOND
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 81                $252                $439               $  978
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   82                 255                 444                  990
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                $106                $331                $574               $1,271
-----------------------------------------------------------------------------------------------------------------------
  U.S. LARGE CAP
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 89                $278                $482               $1,073
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   93                 290                 504                1,120
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 113                 353                 612                1,352
-----------------------------------------------------------------------------------------------------------------------
  U.S. MULTI SECTOR
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 83                $259                $450               $1,002
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   88                 274                 477                1,061
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  UTILITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 97                $303                $525               $1,166
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  102                 318                 552                1,225
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 122                 381                 660                1,455
-----------------------------------------------------------------------------------------------------------------------
  VALUE
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 81                $252                $439               $  978
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   86                 268                 466                1,037
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 106                 331                 574                1,271
-----------------------------------------------------------------------------------------------------------------------
  VALUE & RESTRUCTURING
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 89                $278                $482               $1,073
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 114                 356                 617                1,363
-----------------------------------------------------------------------------------------------------------------------
  VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $ 91                $284                $493               $1,096
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   96                 300                 520                1,155
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 116                 362                 628                1,386
-----------------------------------------------------------------------------------------------------------------------
  VISTA
-----------------------------------------------------------------------------------------------------------------------
  NAV Class                                      $103                $322                $558               $1,236
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  108                 337                 585                1,294
-----------------------------------------------------------------------------------------------------------------------
  Series II Class                                 128                 400                 692                1,523
-----------------------------------------------------------------------------------------------------------------------

                                SMALL CAP FUNDS

EMERGING GROWTH TRUST

SUBADVISER:  MFC Global Investment Management (U.S.), LLC

INVESTMENT OBJECTIVE:  To seek superior long-term rates of return through capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund seeks to achieve its objective by investing, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

     The Fund will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.


     The subadviser focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospects and management interviews. The subadviser then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the Fund.



     The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its net asset value ("NAV") and performance, include:


      --  Active Management Risk



      --  Equity Securities Risk


      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 13.54% (for the quarter ended 3/31/2006) and the lowest return was -6.19% (for the quarter ended 9/30/2004).



--------------------------------------------------------------------------------

         6.9%       7.7%      11.60%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Emerging Growth Trust
   Series I                                               11.60%    15.24%     05/05/2003
   Series II                                              11.38%    14.99%     05/05/2003
   Series NAV(B)                                          11.59%    15.26%     02/28/2005
 Russell 2000 Growth Index(A)                             13.35%    18.23%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would have been higher.



(C)On April 28, 2006, the Fund changed subadvisers. Performance reflects results prior to this change.

EMERGING SMALL COMPANY TRUST

SUBADVISER:  RCM Capital Management LLC

INVESTMENT OBJECTIVE:  To seek long term capital appreciation.


INVESTMENT STRATEGIES: Prior to June 11, 2007: Under normal market conditions, the Fund invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which the subadviser defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $138 million and not more than $3.71 billion as of February 28, 2006)). The capitalization criteria applies at the time of investment. Effective June 11, 2007, this policy will be changed as follows: Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index or the S&P Small Cap 600 Index.


     The subadviser seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.


     In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing and provides a "second look" at potential investments and checks market place assumptions about market demand for particular products and services. The subadviser sells securities it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/31/1999) and the lowest return was -26.19% (for the quarter ended 3/31/2001).




--------------------------------------------------------------------------------

         0.1%      73.5%      -4.3%      -22.2%     -29.2%     39.7%      11.5%       5.0%       2.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five       Since     Date First
                                                           Year      Years    Inception   Available
 Emerging Small Company Trust
   Series I                                                2.41%     3.48%     6.03%      01/01/1997
   Series II(D)                                            2.18%     3.31%     5.95%      01/28/2002
   Series NAV(C)                                           2.44%     3.51%     6.05%      02/28/2005
 Russell 2000 Growth Index(B)                             13.35%     6.93%     4.88%



(A)The Fund changed its subadviser and its investment objective on May 1, 1999 and also on April 28, 2006. Performance reflects results prior to these changes.



(B)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SMALL CAP TRUST

SUBADVISER:  Independence Investments LLC

INVESTMENT OBJECTIVE:  To seek maximum capital appreciation consistent with reasonable risk to principal.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-cap companies whose market capitalizations, at the time of investment, do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index ($38 million to $3.75 billion as of February 28, 2007), and (c) the market capitalization of the companies in the S&P Small Cap 600 Index ($61 million to $3.74 billion as of February 28, 2007).


     The subadviser selects securities for the Fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of some of the catalysts the subadviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

     The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The Fund may sell a stock, for example, if it reaches the target price set by the subadviser; the subadviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the subadviser decides the earnings expectations or fundamental outlook for the company have deteriorated.


     The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: U.S. dollar denominated foreign securities and American Depositary Receipts (ADRs), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.



     As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the Fund's total assets (under 20%).


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  ETFs Risk

      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk


Past Performance(A)



     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 10.21% (for the quarter ended 3/31/2006) and the lowest return was -8.76% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

         7.6%
         2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Small Cap Trust
   Series I                                                7.56%    13.19%     4/29/2005
   Series II                                               7.41%    13.10%     4/29/2005
   Series NAV                                              7.63%    13.28%     4/29/2005
 Russell 2000 Index(A)                                    18.37%    21.57%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.

SMALL CAP GROWTH TRUST

SUBADVISER:  Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($3.75 billion as of February 28, 2007) or the S&P Small Cap 600 Index ($3.74 billion as of February 28, 2007).



     The Fund invests in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings. Market capitalizations of companies in the indices change over time; however, the Fund will not sell a security just because a company has grown to a market capitalization outside the maximum range of the indices.


     The subadviser selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

     The subadviser looks for companies based on a combination of criteria including one or more of the following:

      --   Improving market shares and positive financial trends;

      --   Superior management with significant equity ownership; and

      --   Attractive valuations relative to earnings growth outlook.


     The Fund is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The Fund's sector exposures are broadly diversified, but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The Fund may invest up to 20% of its total assets in foreign securities (with no more than 5% in emerging market securities).


     Except as otherwise stated under "Additional Investment
Policies -- Temporary Defensive Investing," the Fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

     The Fund may invest in IPOs. The Fund may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain ETFs, and certain derivatives (investments whose value is based on an index or other securities).


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Equity Securities Risk


          (including growth investing risk)


      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance(A, B, C)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 26.90% (for the quarter ended 12/31/2001) and the lowest return was -27.11% (for the quarter ended 9/30/2001).



--------------------------------------------------------------------------------

        25.7%      -6.0%      -3.4%      -8.9%      -3.8%      -28.2%     48.8%       9.5%      17.3%      13.5%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Small Cap Growth Trust
   Series I(B)                                            13.48%   9.24%   4.52%   04/29/2005
   Series II(B)                                           13.21%   9.15%   4.48%   04/29/2005
   Series NAV(A)                                          13.47%   9.26%   4.53%   05/01/1996
 Russell 2000 Growth Index                                13.35%   6.93%   4.88%
 Combined Index(C)                                        13.34%   9.64%   8.08%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 26.90% (for the quarter ended 12/31/2001) and the lowest return was -27.11% (for the quarter ended 9/30/2001).



--------------------------------------------------------------------------------

        25.7%      -6.0%      -3.4%      -8.9%      -3.8%      -28.2%     48.8%       9.5%      17.0%      13.2%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Small Cap Growth Trust
   Series II(B)                                           13.21%   9.15%   4.48%   04/29/2005
 Russell 2000 Growth Index                                13.35%   6.93%   4.88%
 Combined Index(C)                                        13.34%   9.64%   8.08%



(A)The Series NAV shares of the Fund were first issued on May 1, 2005 in connection with JHT's acquisition on that date of all the assets of the Small Cap Emerging Growth Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, JHT's predecessor. These shares were first issued on May 1, 1996.



(B)The Series I and Series II shares of the Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, JHT's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.



(C)The Combined Index represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 Index from November 2000 to April 2003 and then the Russell 2000 Growth Index from May 2003 to the present.


SMALL CAP INTRINSIC VALUE TRUST

SUBADVISER:  MFC Global Investment Management (U.S.), LLC

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $38 million to $3.75 billion as of February 28, 2007). Equity securities include common and preferred stocks and their equivalents.

     In managing the Fund, the subadviser emphasizes a value-oriented "bottom-up" approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

     The subadviser uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The Fund may attempt to take advantage of short-term market volatility by investing in companies involved in managing corporate restructuring or pending acquisitions.

     The Fund may invest up to 35% of its total assets in foreign securities. The Fund may invest up to 20% of its total assets in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered "junk bonds").

     The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

Principal Risks of Investing in this Fund


     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk


      --  Equity Securities Risk

          (including value investing risk)

      --  Fixed Income Securities Risk

       (including lower rated fixed income

       securities risk)

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance

     Performance is not provided since the Fund commenced operations in May
2007.

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER:  Munder Capital Management

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index ($38 million to $3.75 billion as of February 28, 2007).


     The Fund attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

     The Fund will usually invest in equity securities of domestic and foreign companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

     In addition to valuation, the subadviser considers these factors, among others, in choosing companies:

      --   A high level of profitability;

      --   Solid management;

      --   A strong, competitive market position; or


      --   Management interests that are aligned with shareholder interests.



     The Fund may, but is not required to, use any or all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Fund may write covered call options during especially volatile markets. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund will expose the Fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.



     The Fund may use ETFs to manage cash and may invest in other investment companies. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF. The Fund may invest in equity securities of larger capitalization companies in addition to small-capitalization companies. The Fund may invest in real estate investment trusts ("REITs").

     The Fund's investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. as well as indirect investments, such as depositary receipts.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

          (including value investing risk)

      --  ETFs Risk

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Real Estate Securities Risk

      --  Small and Medium Size Companies Risk

Past Performance(A, B)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 13.31% (for the quarter ended 12/31/2004) and the lowest return was -5.32% (for the quarter ended 3/31/2005).



--------------------------------------------------------------------------------

        25.8%       7.8%      10.5%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Since     Date First
                                                          Year    Inception   Available
 Small Cap Opportunities Trust
   Series I                                               10.45%   22.43%     05/05/2003
   Series II                                              10.19%   22.18%     05/05/2003
   Series NAV(B)                                          10.47%   22.46%     02/28/2005
 Russell 2000 Value Index(A)                              23.48%   24.37%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 13.18% (for the quarter ended 12/31/2004) and the lowest return was -5.34% (for the quarter ended 3/31/2005).



--------------------------------------------------------------------------------

        25.5%       7.6%      10.2%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Small Cap Opportunities Trust
   Series II                                              10.19%    22.18%     05/05/2003
 Russell 2000 Value Index(A)                              23.48%    24.37%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.

SMALL CAP VALUE TRUST


SUBADVISER:  Wellington Management Company, LLP


INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the Fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($3.75 billion as of February 28, 2007) or the S&P Small Cap 600 Index ($3.74 billion as of February 28, 2007).



     The Fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadviser believes have distinct value characteristics based on industry-specific valuation criteria. The subadviser focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small-cap market.


     Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

      --   Sustainable competitive advantages within a market niche;

      --   Strong profitability and free cash flows;

      --   Strong market share positions and trends;

      --   Quality of and share ownership by management; and

      -- Financial structures that are more conservative than the relevant industry average.


     The Fund's sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The Fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging market securities).



     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing," the Fund normally has 10% or less (usually lower) of its total assets invested in cash and cash equivalents.


     The Fund may invest in IPOs. The Fund may also purchase each of the following types of securities: REITs or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain ETFs, and certain derivatives (investments whose value is based on an index or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk


          (including value investing risk)


      --  ETFs Risk

      --  Foreign Securities Risk

      --  IPOs Risk

      --  Issuer Risk

      --  Real Estate Securities Risk

      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 18.86% (for the quarter ended 6/30/2003) and the lowest return was -17.81% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        34.2%      19.1%      -6.4%      38.0%      25.4%       9.2%      19.3%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 Small Cap Value Trust
   Series I(C)                                            19.26%  16.10%    18.81%     04/29/2005
   Series II(C)                                           19.03%  16.01%    18.75%     04/29/2005
   Series NAV(A)                                          19.32%  16.11%    18.82%     08/30/1999
 Russell 2000 Value Index(B)                              23.48%  15.37%    15.34%
 Combined Index(B, D)                                     23.48%  15.37%    15.29%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 18.86% (for the quarter ended 6/30/2003) and the lowest return was -17.81% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        34.2%      19.1%      -6.4%      38.0%      25.5%       9.0%      19.0%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 Small Cap Value Trust
   Series II(C)                                           19.03%  16.01%    18.75%     04/29/2005
 Russell 2000 Value Index(B)                              23.48%  15.37%    15.34%
 Combined Index(B, D)                                     23.48%  15.37%    15.29%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, JHT's predecessor. These shares were first issued August 30, 1999.



(B)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(C)The Series I and Series II shares of the Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, JHT's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.


(D)The Combined Index represents the Russell 2500 Value Index from September 1999 to December 2000 and the Russell 2000 Value Index from January 2001 to the present.


(E)The current subadviser has managed the entire portfolio since April 29, 2005. The current subadviser has managed a portion of the Fund since its inception.

SMALL COMPANY TRUST

SUBADVISER:  American Century Investment Management, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital growth.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in stocks of U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index. The market cap range of the Index as of February 28, 2007 was $61 million to $3.74 billion.


     If the companies in which the Fund invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the subadviser determines that the availability of small-sized companies in which to invest is not adequate to meet the Fund's investment needs, the subadviser may invest up to 20% of the Fund's assets in medium- and larger-sized companies.

     The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Fund. The Fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller U.S. companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.


     In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk.



     The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of the stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. The Fund limits its purchase of debt obligations to investment-grade obligations. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks.


     The subadviser generally sells stocks from the Fund's portfolio when the subadviser believes:

      --   a stock becomes too expensive relative to other stock opportunities;

      --   a stock's risk parameters outweigh its return opportunity;

      --   more attractive alternatives are identified; or

      --   specific events alter a stock's prospects.


     The Fund may invest in IPOs. The Fund is authorized to use each of the investment strategies listed under "Additional Investment Policies" including, without limitation, investing in U.S. government securities and entering into short sales. The Fund may also purchase securities of other investment companies, including ETFs, and cash and cash equivalents. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  ETFs Risk

      --  High Portfolio Turnover Risk

      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance(A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 10.47% (for the quarter ended 3/31/2006) and the lowest return was -6.52% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

         6.3%       5.6%
         2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Small Company Trust
   Series I                                                5.60%   12.46%      05/03/2004
   Series II                                               5.41%   12.22%      05/03/2004
   Series NAV(B)                                           5.66%   12.48%      02/28/2005
 S&P Smallcap 600 Index(A)                                15.12%   15.88%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.


SMALL COMPANY GROWTH TRUST

SUBADVISER:  AIM Capital Management, Inc.

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of February 28, 2007, the capitalizations of companies included in the Russell 2000 Index ranged from $38 million to $3.75 billion.



     The Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, ETFs and American Depositary Receipts
(ADRs). The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.


     In selecting investments, the subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The subadviser anticipates that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The subadviser allocates investments among fixed-income securities based on its view as to the best values then available in the marketplace. The subadviser considers whether to sell a particular security when any of these factors materially changes.


     The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk


Past Performance(A)



     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of NAV shares. During the period shown in the bar chart, the highest quarterly return was 11.44% (for the quarter ended 3/31/2006) and the lowest return was -4.55% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

        13.8%
         2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Small Company Growth Trust
   Series NAV                                             13.83%     17.45%    10/24/2005
 Russell 2000 Growth Index(A)                             13.35%     18.30%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.


SMALL COMPANY VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index ($38 million to $3.75 billion as of February 28, 2007). The Fund invests in small companies whose common stocks are believed to be undervalued.


     Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadviser's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

      -- Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

      --   Low stock price relative to a company's underlying asset values;

      -- Above-average dividend yield relative to a company's peers or its own historic norm;


      --   A plan to improve the business through restructuring; and/or


      --   A sound balance sheet and other positive financial characteristics.

     While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities (up to 20% of its net total assets), futures, and options. The Fund may invest in fixed income and convertible securities without regard to quality or rating, including up to 10% of total assets in non-investment grade fixed income securities ("junk bonds"). Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as they would a fund that invests more of its assets in fixed income securities.

     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk


          (including value investing risk)


      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.96% (for the quarter ended 6/30/2003) and the lowest return was -18.31% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

        -4.7%       8.0%       5.9%       6.5%      -5.9%      33.7%      25.3%       6.9%      15.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Small Company Value Trust
   Series I                                               15.42%   14.23%     8.67%     10/01/1997
   Series II(D)                                           15.16%   14.05%     8.58%     01/28/2002
   Series NAV(C)                                          15.50%   14.25%     8.68%     02/28/2005
 Russell 2000 Value Index(B)                              23.48%   15.37%    11.22%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 16.90% (for the quarter ended 6/30/2003) and the lowest return was -18.31% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

        -4.7%       8.0%       5.9%       6.5%      -6.0%      33.6%      25.1%       6.7%      15.2%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Small Company Value Trust
   Series II(D)                                           15.16%   14.05%     8.58%     01/28/2002
 Russell 2000 Value Index(B)                              23.48%   15.37%    11.22%



(A)Effective April 30, 2001, the Fund changed its subadviser. Performance reflects results prior to this change.



(B)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Since June 1, 2000, a portion of the Small Company Value Trust's expenses were reimbursed. If such expenses had not been reimbursed returns would be lower.

SPECIAL VALUE TRUST

SUBADVISER:  ClearBridge Advisors, LLC

INVESTMENT OBJECTIVE:  To seek long-term capital growth.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalized companies are defined as those whose market capitalizations at the time of investment are no greater than (a) $3 billion or (b) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.



     As of February 28, 2007, the market capitalization range of the Russell 2000 Index was $38 million to $3.75 billion. Securities of companies whose market capitalizations no longer meet the definition of smaller capitalized companies after purchase by the Fund still will be considered to be securities of small capitalization companies for the purpose of the Fund's 80% investment policy. The size of companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares; debt securities convertible into equity securities; warrants and rights relating to equity securities; American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs); and ETFs that represent or track small capitalized companies. The Fund may invest up to 20% of the value of its net assets in shares of companies with market capitalizations higher than smaller capitalization companies.


     The subadviser emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices, (c) cash flow and (d) rankings).

     The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. (Quantitative parameters are the values used to evaluate investments). In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as:

      --   Low stock price relative to earnings, book value and cash flow

      --   High return on invested capital


     The subadviser also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus, or the subadviser's individual security selection.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Equity Securities Risk

       (including value investing risk)

      --  ETF Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.79% (for the quarter ended 12/31/2004) and the lowest return was -2.48% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

        20.2%       5.6%      10.84%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Special Value Trust
   Series I                                               10.84%    17.08%     05/05/2003
   Series II                                              10.59%    16.82%     05/05/2003
   Series NAV(B)                                          10.88%    17.10%     02/28/2005
 Russell 2000 Value Index(A)                              23.48%    24.37%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

VALUE OPPORTUNITIES TRUST



SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC



INVESTMENT OBJECTIVE:  To seek long-term capital growth.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its assets in securities of small- and mid-cap companies and the Fund seeks to achieve its objective by outperforming its benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with similar market capitalizations ("small- and mid-cap companies"). As of February 28, 2007, the average market capitalization of companies in the Russell 2500 Index ranged from $38 million to $8.76 billion. In addition, as of February 28, 2007, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.37 billion, and the median market capitalization was approximately $876 million.



     The subadviser uses proprietary research and multiple quantitative models to identify small- and mid-cap company stocks it believes have improving fundamentals and which trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund's portfolios for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights. The factors considered by the subadviser and the models used may change over time.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.



     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by the Frank Russell Company.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



       (including value investing risk)



      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance


     Performance is not provided since the Fund has not commenced operations.

                                 MID CAP FUNDS

DYNAMIC GROWTH TRUST


SUBADVISER:  Deutsche Investment Management Americas Inc.


INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets in stocks and other equity securities of medium-sized U.S. companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell MidCap Growth Index. As of February 28, 2007, the average market capitalization of companies in the Russell MidCap Growth Index ranged from $1.29 billion to $20.77 billion.



     The subadviser believes these medium-sized companies contain the greatest concentration of businesses with significant growth prospects.


     The subadviser focuses on individual security selection rather than industry selection. The subadviser uses an active process which combines financial analysis with company visits to evaluate management and strategies. The subadviser may invest in internet related companies.

     The Fund may invest in convertible securities when it is more advantageous than investing in a company's common stock. The Fund may also invest up to 20% of its net assets in stocks and other securities of foreign companies.


     Company research lies at the heart of the subadviser's investment process. The subadviser uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.


     The subadviser focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

     The subadviser emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

     The subadviser generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk


      --  Equity Securities Risk


      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.05% (for the quarter ended 6/30/2003) and the lowest return was -27.60% (for the quarter ended 9/30/2001).





--------------------------------------------------------------------------------

        -40.2%     -28.4%     29.0%      10.0%      12.4%      11.0%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Dynamic Growth Trust
   Series I                                               11.03%   4.88%    -10.31%    05/01/2000
   Series II(D)                                           10.72%   4.70%    -10.42%    01/28/2002
   Series NAV(C)                                          10.83%   4.88%    -10.31%    04/29/2005
 Russell MidCap
   Growth Index(B)                                        10.66%   8.22%     -0.67%



(A)As of November 25, 2002, the subadviser took over management responsibilities of the Fund.

(B)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.


(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.


(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.



GROWTH OPPORTUNITIES TRUST



SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC



INVESTMENT OBJECTIVE:  To seek long-term capital growth.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets in small and mid-cap companies and seeks to achieve its objective by outperforming its benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 2500 Index, and in companies with total market capitalizations similar to those of companies with stocks in the Index ("small-and mid-cap companies"). As of February 28, 2007, the market capitalizations of companies in the Russell 2500 Index ranged from $38 million to $8.76 billion. In addition, as of February 28, 2007, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $1.37 billion, and the median market capitalization was approximately $876 million.



     The subadviser uses proprietary research and multiple quantitative models to identify small- and mid-cap company stocks the subadviser believes have improving fundamentals. The subadviser then narrows the selection to small and mid-cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the manager believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the subadviser and the models used may change over time.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.



     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance



     Performance is not provided since the Fund has not commenced operations.

MID CAP INTERSECTION TRUST

SUBADVISER:  Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the Fund, "medium-sized companies" are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index ($849 million to $20.77 billion as of February 28, 2007) or the S&P MidCap 400 Index ($589 million to $12.46 billion as of February 28, 2007).


     The portfolio of the Fund is constructed stock by stock, an investment approach the subadviser refers to as "bottom-up." The Fund combines the subadviser's proprietary fundamental and quantitative research inputs to create a portfolio of holdings within a disciplined framework.


     The Fund invests primarily in a diversified portfolio of equity securities based on the combined ratings of the subadviser's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon the subadviser's fundamental analysis. The subadviser's fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


     The subadviser then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. The subadviser's assessment of "timeliness" focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


     In constructing the portfolio of the Fund, the subadviser analyzes and monitors different sources of active management risk including stock-specific risk, industry risk and style risk. The goal of this analysis is that the portfolio remains well-diversified, and does not take large industry and style positions relative to the portfolio's market benchmark, as an unintended consequence of bottom-up stock picking.



     The Fund may invest in IPOs and ETFs.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  ETFs Risk

      --  IPOs Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Small and Medium Size Company Risk

Past Performance


     Performance is not provided since the Fund commenced operations in May
2007.

MID CAP STOCK TRUST

SUBADVISER:  Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the Fund, "medium-sized companies" are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index ($849 million to $20.77 billion as of February 28, 2007) or the S&P MidCap 400 Index ($589 million to $12.46 billion as of February 28, 2007).


     The subadviser's investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the subadviser looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Fund may invest up to 20% of its total assets in foreign securities.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Equity Securities Risk


          (including growth investing risk)



      --  Foreign Securities Risk



      --  High Portfolio Turnover Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/31/2001) and the lowest return was -23.64% (for the quarter ended 3/31/2001).





--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.3%      19.0%      14.6%      13.6%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Mid Cap Stock Trust
   Series I                                               13.55%   11.28%     5.16%     05/01/1999
   Series II(C)                                           13.31%   11.10%     5.04%     01/28/2002
   Series NAV(B)                                          13.66%   11.33%     5.19%     02/28/2005
 Russell MidCap Growth Index(A)                           10.66%    8.22%     5.09%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/31/2001) and the lowest return was -23.64% (for the quarter ended 3/31/2001).



--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.0%      18.8%      14.4%      13.3%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Mid Cap Stock Trust
   Series II(C)                                           13.31%   11.10%     5.04%     01/28/2002
 Russell MidCap Growth Index(A)                           10.66%    8.22%     5.09%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

MID CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:  To seek capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index ($849 million to $20.77 billion as of February 28, 2007). The Fund invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.


     The subadviser uses a value approach in managing the Fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or anticipation of such improvement. In trying to identify these companies, the subadviser looks for such factors as:

      --  Changes in economic and financial environment

      --  New or improved products or services

      --  Improved efficiencies resulting from new

          technologies or changes in distribution

      --  New or rapidly expanding markets

      --  Price increases for the company's products or services

      --  Changes in management or company structure

      --  Changes in government regulations, political

          climate or competitive conditions


     The Fund may invest up to 10% of its total assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The subadviser does not consider American Depositary Receipts (ADRs) and securities of companies domiciled outside the U.S. that are traded in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.



Principal Risks of Investing in this Fund


     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk



      --  Equity Securities Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 15.35% (for the quarter ended 6/30/2003) and the lowest return was -14.75% (for the quarter ended 9/30/2002).





--------------------------------------------------------------------------------

        -10.1%     25.4%      24.5%       8.0%      12.3%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                             One       Five        Since     Date First
                                             Year      Years     Inception   Available
             Mid Cap Value Trust
               Series I                     12.27%    11.20%      10.71%     04/30/2001
               Series II(C)                 12.03%    11.02%      10.55%     01/28/2002
               Series NAV(B)                12.30%    11.24%      10.74%     02/28/2005
             Russell MidCap Value Index(A)  20.22%    15.88%      13.99%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.



MID CAP VALUE EQUITY TRUST



SUBADVISER:  RiverSource Investments, LLC



INVESTMENT OBJECTIVE:  To seek long-term growth of capital.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations, at the time of investment, fall within the range of the Russell MidCap Value Index. As of February 28, 2007, the range of this Index was between $849 million and $20.01 billion. The market capitalization range of the index is subject to change.



     Up to 20% of the net assets of the Fund may be invested in stocks of small or large companies, preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector, and at times, it may emphasize one or more particular sectors.



     In pursuit of the Fund's objectives, the subadviser chooses equity investments by:



      -- Selecting companies that are undervalued based on a variety of measures, such as price to earnings ratios, price/book ratios, current and projected earnings, current and projected dividends, and historic price levels.



      --   Identifying companies with growth potential based on:



          - effective management, as demonstrated by overall performance, and



          - financial strength.



     In evaluating whether to sell a security, the subadviser considers, among other factors, whether:



      --   The security is overvalued relative to alternative investments.



      --   The security has reached the subadviser's price objective.



      -- The company has met the subadviser's earnings and/or growth expectations.



      -- The company or the security continues to meet the other standards described above.

Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Equity Securities Risk



      --  Foreign Securities Risk



      --  Industry and Sector Risk



      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance



     Performance is not provided since the Fund commenced operations in May
2006.


MID VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% (usually higher) of its net assets in companies with market capitalizations that are within the Russell MidCap Index ($849 million to $20.77 billion as of February 28, 2007) or the Russell MidCap Value Index ($849 million to $20.01 billion as of February 28, 2007). The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.


     The subadviser employs a value approach in selecting investments. The subadviser's in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:


      -- Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value;



      -- Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation;



      --   Sound balance sheets and other positive financial characteristics;



      --   Significant stock ownership by management; and


      --   Experienced and capable management.


     The Fund's sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell MidCap Value Index. The market capitalization of companies in the Fund and in the indices changes over time. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside these ranges.


     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     In pursuing the Fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


     The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.


     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.


     Except as otherwise stated under "Additional Investment
Policies -- Temporary Defensive Investing" the Fund normally has less than 10% of its assets in cash and cash equivalents.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty


      --  Derivatives Risk


      --  Equity Securities Risk

      --  ETFs Risk


      --  Foreign Securities Risk


      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 21.36% (for the quarter ended 6/30/2003) and the lowest return was -18.16% (for the quarter ended 9/30/2002).





--------------------------------------------------------------------------------

        20.5%       4.6%       0.5%      -15.2%     45.2%      18.7%       7.5%      20.3%
         1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Mid Value Trust
   Series I(C)                                            20.31%   13.58%     9.29%     04/29/2005
   Series II(C)                                           20.05%   13.49%     9.25%     04/29/2005
   Series NAV(A)                                          20.34%   13.57%     9.29%     05/01/1998
 Russell MidCap Value Index(B)                            20.22%   15.38%    10.81%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Mid Value Fund B of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, JHT's predecessor. These shares were first issued on May 1, 1998.



(B)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(C)The Series I and Series II shares of the Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, JHT's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.


(D)Current subadviser assignment became effective May 1, 2004.

(E)Since June 1, 2000, a portion of the Mid Value Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

QUANTITATIVE MID CAP TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long-term capital growth.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. U.S. mid-cap stocks are defined by Morningstar as having a capitalization range of $1 billion to $8 billion as of February 28, 2007. The Fund may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall Fund volatility and increase performance.



     Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value or capitalization. Market capitalization is defined according to Morningstar as follows: rather than a fixed number of "large cap" or "small cap" stocks, Morningstar uses a flexible system that is not adversely affected by overall movements in the market. Large-cap stocks are defined as the group that accounts for the top 70% of the capitalization of the

Morningstar domestic stock universe; mid-cap stocks represent the next 20%; and small-cap stocks represent the balance. The Morningstar stock universe represents approximately 99% of the U.S. market for actively traded stocks.

     The subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and the subadviser's equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap companies' securities with strong industry positions, leading market shares, proven managements and strong balance sheets. The analysts then rank all such securities of such companies based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the Fund.


     The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.


     The Fund may also invest in fixed income securities including money market instruments.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Equity Securities Risk



      --  Fixed Securities Income Risk


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk



      --  Issuer Risk



      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.96% (for the quarter ended 6/30/2003) and the lowest return was -13.34% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -22.6%     38.5%      18.2%      13.6%       4.1%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Quantitative Mid Cap Trust
   Series I                                                4.09%    8.42%     3.61%     04/30/2001
   Series II(C)                                            3.79%    8.19%     3.41%     01/28/2002
   Series NAV(B)                                           4.09%    8.43%     3.62%     04/29/2005
 S&P MidCap 400 Index(A)                                  10.31%   10.91%     9.62%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

VALUE TRUST

SUBADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen)

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index ($849 million to $20.01 billion as of February 28, 2007).



     The Fund invests at least 65% of its total assets in equity securities. These primarily include common stocks but may also include preferred stocks, convertible securities, rights, warrants and American Depositary Receipts
(ADRs). The Fund may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs. The Fund may invest up to 15% of its net assets in REITs.



     The subadviser's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell MidCap Value Index. Generally, medium market capitalization companies will consist primarily of those that the subadviser believes are selling below their intrinsic value and offer the opportunity for growth of capital. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospects, and attractive valuations. The subadviser may favor securities of companies that are in undervalued industries. The subadviser may purchase stocks that do not pay dividends. The subadviser may also invest the Fund's assets in companies with smaller or larger market capitalizations.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Equity Securities Risk
       (including value investing risk)


      --  Issuer Risk


      --  Liquidity Risk


      --  Real Estate Securities Risk

      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.39% (for the quarter ended 6/30/2003) and the lowest return was -23.40% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -1.7%      -2.8%      24.6%       3.4%      -22.8%     38.8%      15.2%      12.6%      21.1%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Value Trust
   Series I                                               21.05%   10.95%     9.72%     01/01/1997
   Series II(D)                                           20.80%   10.79%     9.64%     01/28/2002
   Series NAV(C)                                          21.03%   10.95%     9.72%     04/29/2005
 Russell MidCap Value Index(B)                            20.22%   15.88%    13.65%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 20.44% (for the quarter ended 6/30/2003) and the lowest return was -23.40% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -1.7%      -2.8%      24.6%       3.4%      -22.9%     38.6%      15.0%      12.4%      20.8%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Value Trust
   Series II(D)                                           20.80%   10.79%     9.64%     01/28/2002
 Russell MidCap Value Index(B)                            20.22%   15.88%    13.65%



(A)Current subadviser assignment became effective May 1, 2003.



(B)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.



(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.


(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

VISTA TRUST

SUBADVISER:  American Century Investment Management, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.


     In managing the Fund, the subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. When determining the size of a company, the subadviser will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information obtained about the company.



     In implementing this strategy, the subadviser uses a bottom-up approach to stock selection. This means that the subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadviser manages the Fund based on the belief that, over the long-term, stock price movements follow growth in earnings and revenue. The subadviser uses its extensive computer database, as well as other primary analytical research tools, to track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The subadviser's principal analytical technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.


     Although the subadviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest in securities of foreign companies, including companies located in emerging markets. The Fund may also invest in IPOs.

     The subadviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the subadviser believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund generally limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks.


     In addition, the Fund may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the subadviser believes that this strategy provides substantial appreciation over the long term, in the short term it can create a significant amount of price volatility. This volatility may be greater than that of the average stock fund.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk
       (including emerging market risk)


      --  High Portfolio Turnover Risk


      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance (A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 9.91% (for the quarter ended 3/31/2006) and the lowest return was -6.22% (for the quarter ended 9/30/2006).



--------------------------------------------------------------------------------

         8.7%
         2006

--------------------------------------------------------------------------------



                                                            One       Since     Date First
                                                           Year     Inception   Available
 Vista Trust
   Series NAV                                               8.69%    11.74%       10/24/05
 Russell MidCap Growth Index(A)                            10.66%    15.09%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.

                                LARGE CAP FUNDS

ALL CAP CORE TRUST

SUBADVISER:  Deutsche Investment Management Americas Inc.

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.


     The Fund may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. The Fund may also invest in U.S. Government securities.


     The subadviser pursues an actively managed, quantitative investment process. The subadviser's investment philosophy is based on three central tenets:


      -- Securities have an intrinsic value from which they deviate over time. The subadviser believes that the best way to measure a security's fair value is relative to its peers within its own industry.

      -- Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

      -- Quantitative investment models provide an improved framework for selecting miss priced stocks in an unbiased, consistent and repeatable manner.


     The subadviser blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. The subadviser's proprietary U.S. stock evaluation model, the Quantitative Investment Model, incorporates valuation and growth investment parameters and is used to select securities. The subadviser believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. The subadviser also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.



     The subadviser extensively screens the Russell 3000 Index universe using multiple investment parameters to identify what the subadviser believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.



     By applying a rigorous portfolio construction process, the subadviser targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Equity Securities Risk


      --  Fixed Income Securities Risk



      --  High Portfolio Turnover Risk


      --  Issuer Risk


      --  Liquidity Risk

Past Performance(A, B, C, D)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 23.59% (for the quarter ended 12/31/1999) and the lowest return was -24.41% (for the quarter ended 3/31/2001).


--------------------------------------------------------------------------------

        25.3%      24.0%      37.2%      -27.3%     -21.4%     -25.2%     31.5%      16.3%       9.1%      14.8%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 All Cap Core Trust
   Series I                                                14.75%     7.45%     5.73%     07/15/1996
   Series II(D)                                            14.54%     7.27%     5.64%     01/28/2002
   Series NAV(C)                                           14.77%     7.48%     5.74%     04/29/2005
 Russell 3000 Index                                        15.72%     7.17%     8.64%
 Combined Index(B)                                         15.72%     5.66%     6.96%


(A)Effective November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to these changes.


(B)The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.



(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


ALL CAP GROWTH TRUST

SUBADVISER:  AIM Capital Management, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.


     The Fund's portfolio is comprised of securities of two basic categories of companies:

      -- "core" companies, which the subadviser considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

      -- "earnings acceleration" companies which the subadviser believes are currently enjoying a dramatic increase in profits.


     The Fund may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the total assets of the Fund. American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.



     The Fund uses hedging and other strategic transactions and may:


      --   purchase and sell stock index futures contracts,

      -- purchase options on stock index futures as a hedge against changes in market conditions,

      -- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

      -- write (sell) covered call options (up to 25% of the value of its portfolio's net assets), or


      -- foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the Fund is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk


      --  Issuer Risk


      --  Liquidity Risk



Past Performance(A, B, C, D)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 36.09% (for the quarter ended 12/31/1999) and the lowest return was -23.20% (for the quarter ended 9/30/2001).


--------------------------------------------------------------------------------

        15.3%      28.3%      44.7%      -10.8%     -23.8%     -24.4%     29.2%       6.5%       9.0%       6.6%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five       Ten      Date First
                                                          Year    Years     Years     Available
 All Cap Growth Trust
   Series I                                               6.58%   3.87%     5.81%     03/04/1996
   Series II(D)                                           6.32%   3.68%     5.71%     01/28/2002
   Series NAV(C)                                          6.63%   3.90%     5.83%     02/28/2005
 Russell 3000 Growth Index                                9.46%   3.02%     4.10%
 Combined Index(B)                                        9.46%   3.02%     5.34%


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.


(B)The Combined Index is a blend of the Russell MidCap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter.



(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.



(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had such performance reflected Series II expenses, performance would be lower.


ALL CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:  To seek capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index ($849 million to $410.66 billion as of February 28, 2007). This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities.



     Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. The Fund invests in companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios).


     In selecting investments, the subadviser attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what the subadviser thinks is its full value, or may go down in value, the subadviser's emphasis on large, seasoned company value stocks may limit the

Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. The subadviser generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadviser valuation target.


     The Fund may invest up to 10% of its net assets in foreign equity securities. The subadviser does not consider American Depositary Receipts (ADRs) and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.



Principal Risks of Investing in this Fund


     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


         --  Active Management Risk                       --  Issuer Risk
         --  Credit and Counterparty Risk                 --  Liquidity Risk
         --  Equity Securities Risk                       --  Small and Medium Size Companies Risk
         (includes value investing risk)


Past Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.11% (for the quarter ended 6/30/2003) and the lowest return was -23.92% (for the quarter ended 9/30/2002).


--------------------------------------------------------------------------------

        -27.8%     38.4%      16.0%       5.7%      13.7%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 All Cap Value Trust
   Series I                                               13.71%    6.83%     6.17%     04/30/2001
   Series II(D)                                           13.53%    6.66%     6.01%     01/28/2002
   Series NAV(C)                                          13.82%    6.86%     6.19%     02/28/2005
 Russell 3000 Value Index(B)                              22.34%   11.20%     9.11%


(A)Current subadviser assignment became effective May 1, 2003.


(B)The Return under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.



(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.


(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

BLUE CHIP GROWTH TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To provide long-term growth of capital. Current income is a secondary objective.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

     In identifying blue chip companies, the subadviser generally considers the following characteristics:

     Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. The subadviser's analysts will evaluate the depth and breadth of a company's management experience.

     Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

     The subadviser evaluates the growth prospects of companies and the industries in which they operate. The subadviser seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects the subadviser's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the subadviser targets will have good prospects for dividend growth.


     While most of the assets of the Fund are invested in U.S. common stocks, the Fund may also purchase other types of securities, including (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.


     The Fund may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the Fund but may include non-investment grade debt securities ("junk bonds"). The Fund will not purchase a non-investment grade debt security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities.

     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     In pursuing the Fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Equity Securities Risk



       (including growth investing risk)


      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk

Past Performance(A, B, C, D)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/31/1998) and the lowest return was -17.09% (for the quarter ended 3/31/2001).


--------------------------------------------------------------------------------

        26.9%      28.5%      19.4%      -2.8%      -14.6%     -24.3%     29.2%       9.0%       5.6%       9.6%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 Blue Chip Growth Trust
   Series I                                                9.58%    4.30%    7.16%   12/11/1992
   Series II(C)                                            9.31%    4.12%    7.07%   01/28/2002
   Series NAV(B)                                           9.59%    4.32%    7.17%   02/28/2005
 S&P 500 Index                                            15.79%    6.19%    8.42%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/31/1998) and the lowest return was -17.09% (for the quarter ended 3/31/2001).



--------------------------------------------------------------------------------

        26.9%      28.5%      19.4%      -2.8%      -14.6%     -24.3%     29.0%       8.8%       5.4%       9.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Blue Chip Growth Trust
   Series II(C)                                            9.31%   4.12%   7.07%   01/28/2002
 S&P 500 Index                                            15.79%   6.19%   8.42%



(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had such performance reflected Series II expenses, performance would be lower.



(D)Since June 1, 2000, a portion of the Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.


CAPITAL APPRECIATION TRUST

SUBADVISER:  Jennison Associates LLC

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

     The subadviser follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The subadviser looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

     Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the Fund is not likely to receive significant dividend income on its securities.


     In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) REITs; (v) IPOs and similar securities. (Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that the Fund can convert into the company's common stock, cash value of common stock, or some other equity security).



     The Fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and favorably valued.


     In addition to the principal strategies discussed above, the Fund may also use the following investment strategies to attempt to increase the Fund's return or protect its assets if market conditions warrant:

      -- The Fund may make short sales of a security including short sales "against the box."

      -- The Fund may invest up to 20% of the Fund's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities).

      -- The Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

      -- The Fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

      -- The Fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The Fund may invest in obligations that are not rated, but that the subadviser believes are of comparable quality to these obligations.

      --   The Fund may invest in repurchase agreements.

     The subadviser considers selling or reducing a stock position when, in the opinion of the subadviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk


      --  Credit and Counterparty Risk



      --  Equity Securities Risk
       (including value investing risk)

      --  Fixed Income Securities Risk


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk


      --  IPO Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk

      --  Short Sale Risk

Past Performance(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.38% (for the quarter ended 12/31/2001) and the lowest return was -19.64% (for the quarter ended 9/30/2001).


--------------------------------------------------------------------------------

        -18.4%     -30.6%     29.5%       9.3%      14.0%       2.3%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Capital Appreciation Trust
   Series I                                               2.26%   2.74%     -3.17%    11/01/2000
   Series II(C)                                           2.06%   2.58%     -3.30%    01/28/2002
   Series NAV(B)                                          2.38%   2.79%     -3.14%    02/28/2005
 Russell 1000 Growth Index(A)                             9.07%   2.69%     -4.55%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 16.38% (for the quarter ended 12/31/2001) and the lowest return was -19.64% (for the quarter ended 9/30/2001).



--------------------------------------------------------------------------------

        -18.4%     -30.7%     29.4%       9.2%      13.7%       2.1%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Capital Appreciation Trust
   Series II(C)                                           2.06%   2.58%     -3.30%    01/28/2002
 Russell 1000 Growth Index(A)                             9.07%   2.69%     -4.55%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had such performance reflected Series II expenses, performance would be lower.


(D)Since November, 2000 a portion of the Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.


CLASSIC VALUE TRUST

SUBADVISER:  Pzena Investment Management, LLC.

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its assets in domestic equity securities. The Fund may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

     In managing the Fund, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

     In choosing individual securities, the subadviser screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that the subadviser believes generally have the following characteristics:


      -- cheap on the basis of current price to estimated normal level of earnings;



      --   current earnings below normal levels;



      --   a sound plan to restore earnings to normal; and



      --   a sustainable business advantage.


     Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the least to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, the subadviser refines its earnings model and makes its final investment decision.

     Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the Fund's investments avoid the emotional inputs that can lead to overvalued securities.

     The subadviser approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in the subadviser's ranking system). The subadviser also will generally sell a security when there are more attractive opportunities or there is a change in company fundamentals.

     The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.


     The subadviser seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the Fund's cash levels will increase. To the extent the Fund's cash levels increase, its ability to achieve its investment objective will be limited.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk



      --  Non-Diversified Fund Risk

Past Performance (A, B)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 9.40% (for the quarter ended 9/30/2006) and the lowest return was -2.68% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

         9.4%      16.0%
         2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Classic Value Trust
   Series I                                               16.04%    13.87%     05/03/2004
   Series II                                              15.83%    13.67%     05/03/2004
   Series NAV(B)                                          16.15%    13.95%     04/29/2005
 Russell 1000 Value Index(A)                              22.24%    16.54%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 9.34% (for the quarter ended 9/30/2006) and the lowest return was -2.68% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

         9.2%      15.8%
         2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Classic Value Trust
   Series II                                              15.83%    13.67%     05/03/2004
 Russell 1000 Value Index(A)                              22.24%    16.54%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


CORE EQUITY TRUST

SUBADVISER:  Legg Mason Capital Management, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital growth.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser's opinion, offer the potential for capital growth.


     The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, by factors such as, but not limited to, the discounted value of its projected future free cash flows, its ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

     The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

     The Fund may also invest in debt securities of companies having one or more of the above characteristics. The Fund may invest up to 20% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 10.11% (for the quarter ended 12/31/2006) and the lowest return was -5.76% (for the quarter ended 3/31/2005).


--------------------------------------------------------------------------------

         5.9%       6.7%
         2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Core Equity Trust
   Series I                                                6.73%     9.93%     05/03/2004
   Series II                                               6.47%     9.72%     05/03/2004
   Series NAV(B)                                           6.73%     9.98%     02/28/2005
 S&P 500 Index(A)                                         15.79%    11.41%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 10.01% (for the quarter ended 12/31/2006) and the lowest return was -5.77% (for the quarter ended 3/31/2005).


--------------------------------------------------------------------------------

         5.8%       6.5%
         2005       2006

--------------------------------------------------------------------------------



                                                           One      Since      Date First
                                                           Year    Inception   Available
 Core Equity Trust
   Series II                                               6.47%     9.72%     05/03/2004
 S&P 500 Index(A)                                         15.79%    11.41%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

EQUITY-INCOME TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To provide substantial dividend income and also long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.


     The subadviser believes that income can contribute significantly to total return over time and expects the Fund's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.


     The Fund employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.


     The Fund will generally consider companies with the following characteristics:

      --   established operating histories;

      --   above-average dividend yield relative to the S&P 500 Index;

      --   low price/earnings ratios relative to the S&P 500 Index;

      --   sound balance sheets and other financial characteristics; and

      -- low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

     The Fund may also purchase other types of securities in keeping with its objective, including:


      -- U.S. and non-U.S. dollar denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);


      --   preferred stocks;

      --   convertible stocks, bonds, and warrants; and

      --   futures and options.


     The Fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities ("junk bonds").


     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains more complete description of such instruments and the risks associated therewith.

     In pursuing the Fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk


          (including value investing risk)


      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


     The Fund's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance.


Past Performance (A, B, C, D)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.68% (for the quarter ended 6/30/2003) and the lowest return was -17.40% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        29.7%       9.2%       3.4%      13.0%       1.3%      -13.3%     25.6%      14.8%       3.9%      19.0%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 Equity-Income Trust
   Series I                                               19.02%    9.11%    9.99%   02/19/1993
   Series II(C)                                           18.76%    8.93%    9.91%   01/28/2002
   Series NAV(B)                                          19.05%    9.13%   10.00%   02/28/2005
 Russell 1000 Value Index                                 22.24%   10.86%   11.00%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 16.64% (for the quarter ended 6/30/2003) and the lowest return was -17.42% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        29.7%       9.2%       3.4%      13.0%       1.3%      -13.4%     25.4%      14.6%       3.7%      18.8%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 Equity-Income Trust
   Series II(C)                                           18.76%    8.93%    9.91%   01/28/2002
 Russell 1000 Value Index                                 22.24%   10.86%   11.00%


(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.


(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

FUNDAMENTAL VALUE TRUST


SUBADVISER:  Davis Selected Advisers, L.P.

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in common stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

     The subadviser uses the Davis Investment Discipline in managing the Fund's portfolio. The Davis Investment Discipline involves conducting extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.


     The subadviser has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an appropriate mix, of these characteristics, although there is no guarantee that it will be successful in doing so.


      --  Proven track record

      --  Significant personal ownership in business

      --  Strong balance sheet

      --  Low cost structure

      --  High after-tax returns on capital

      --  High quality of earnings

      --  Non-obsolescent products/services

      --  Dominant or growing market share

      --  Participation in a growing market

      --  Global presence and brand names

     The subadviser's goal is to invest in companies for the long term. The subadviser considers selling a security if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.


     The Fund may also invest up to 20% of total assets in foreign securities and fixed income securities.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

          (including value investing risk)

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.39% (for the quarter ended 6/30/2003) and the lowest return was -12.57% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -16.2%     29.8%      11.8%       8.8%      14.5%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since
                                                           Year    Years   Inception   Date First
 Fundamental Value Trust
   Series I                                               14.51%   8.68%     6.41%     04/30/2001
   Series II(C)                                           14.24%   8.46%     6.23%     01/28/2002
   Series NAV(B)                                          14.56%   8.69%     6.43%     02/28/2005
 S&P 500 Index(A)                                         15.79%   6.19%     4.05%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 17.22% (for the quarter ended 6/30/2003) and the lowest return was -12.58% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -16.3%     29.6%      11.4%       8.7%      14.2%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since
                                                           Year    Years   Inception   Date First
 Fundamental Value Trust
   Series II(C)                                           14.24%   8.46%%    6.23%     01/28/2002
 S&P 500 Index(A)                                         15.79%   6.19%     4.05%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


GROWTH TRUST



SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC



INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity securities of U.S. companies that, at the time of investment, are included in the Russell 1000 Index, or have size and growth characteristics similar to companies included in the Index. The Fund seeks to achieve its objective by outperforming its benchmark, Russell 1000 Growth Index. As of February 28, 2007 the market cap range of the Russell 1000 Index was $849 million to $410.66 billion.



     The subadviser uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The subadviser then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.



     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of February 28, 2007, the market cap range of the Russell 1000 Growth Index was $1.29 billion to $410.66 billion.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



       (including value investing risk)



      --  Issuer Risk



      --  Liquidity Risk

Past Performance



     Performance is not provided since the Fund has not commenced operations.


U.S. CORE TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC

INVESTMENT OBJECTIVE:  To seek a high total return.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in investments tied economically to the U.S. and it invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index or in companies with size and growth characteristics similar to companies that issue stocks included in the Index. As of February 28, 2007, the market capitalizations of companies included in the Index ranged from $1.42 billion to $410.66 billion.


     The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks which is independently maintained and published by Standard & Poor's.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Equity Securities Risk
       (including value investing risk)


      --  Issuer Risk



      --  Liquidity Risk



Past Performance(A, B)



     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/31/1998) and the lowest return was -17.43% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        32.8%      26.5%      18.9%      -7.1%      -11.3%     -24.3%     26.6%       6.8%       2.0%       9.2%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 U.S. Core Trust
   Series I                                                9.17%   2.64%   6.49%   04/23/1991
   Series II(B)                                            8.99%   2.49%   6.41%   01/28/2002
   Series NAV(A)                                           9.26%   2.66%   6.50%   04/29/2005
 S&P 500 Index                                            15.79%   6.19%   8.42%


(A)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.

(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had such performance reflected Series II expenses, performance would be lower.

GROWTH & INCOME TRUST

SUBADVISER:  Independence Investments LLC

INVESTMENT OBJECTIVE:  To seek income and long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in a diversified mix of common stocks of large U.S. companies.


     The subadviser selects stocks that it believes have improving fundamentals and attractive valuations. Stocks are purchased that appear to be undervalued relative to their peers and to have improving earnings growth prospects. The subadviser seeks to maintain risk and sector characteristics similar to its market benchmark, the Russell 1000 Index. The Fund is a large cap stock portfolio. The subadviser normally invests at least 65% (usually higher) of the Funds's total assets in companies with market capitalizations that are within the range of capitalizations of the companies in the Russell 1000 Index ($849 million to $410.66 billion as of February 28, 2007) or the S&P 500 Index ($1.42 billion to $410.66 billion as of February 28, 2007).



     The Fund may invest in initial public offerings (IPOs). The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and American Depositary Receipts (ADRs), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities).


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk


      --  Equity Securities Risk
       (including value investing risk)



      --  Issuer Risk



      --  Liquidity Risk


      --  IPOs Risk


Past Performance(A, B)



     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 24.07% (for the quarter ended 12/31/1998) and the lowest return was -17.14% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        29.8%      30.2%      16.2%      -13.1%     -15.4%     -22.2%     24.3%      11.0%       9.0%      12.7%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten    Date First
                                                          Year    Years    Years   Available
 Growth & Income Trust Series NAV(A)                      12.72%   5.69%   6.66%   03/29/1986
 Russell 1000 Index                                       15.46%   6.82%   8.64%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Growth & Income Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Growth & Income Fund, the Fund's predecessor. These shares were first issued on March 29, 1986.



(B)The current subadviser has managed the entire portfolio since April 29, 2005. The current subadviser has managed a portion of the Fund since its inception.

INTRINSIC VALUE TRUST



SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC



INVESTMENT OBJECTIVE:  To seek long-term capital growth.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity securities of U.S. companies whose stocks, at the time of investment, are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 1000 Value Index. As of February 28, 2007, the market capitalization range of the Russell 1000 Index was $849 million to $410.66 billion.



     The subadviser uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued or have improving fundamentals and positive sentiment. Generally, these stocks are trading at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models used may change over time.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.



     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company. As of February 28, 2007 the market cap range of the Russell 1000 Value Index was $849 million to $410.66 billion.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk (including value



          investing risk)



      --  Issuer Risk



      --  Liquidity Risk



Past Performance



     Performance is not provided since the Fund has not commenced operations.


LARGE CAP TRUST

SUBADVISER:  UBS Global Asset Management (Americas) Inc.

INVESTMENT OBJECTIVE:  To seek to maximize total return, consisting of capital appreciation and current income.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Fund's benchmark, the Russell 1000 Index. As of February 28, 2007, the market capitalization range of the Russell 1000 Index was $849 million to $410.66 billion.



     In general, the Fund emphasizes large capitalization stocks, but it may also invest up to 20% of its net asset in equity securities of small and intermediate capitalization companies. Investments in equity securities may include dividend-paying securities, common stock and preferred stock, IPOs, ETFs, shares of investment companies, convertible securities, warrants and rights. For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage Fund risks.



     In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser will select a security whose estimated fundamental value is greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a Fund of stock with attractive relative price/value characteristics.


     The Fund may invest a portion of its assets in securities outside its capitalization range as described above.


     The subadviser actively manages the Fund which may, at times, result in a higher than average Fund turnover ratio.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk (including value

          investing risk)

      --  ETFs Risk

      --  High Portfolio Turnover Risk

      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk


Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 6.86% (for the quarter ended 12/31/2006) and the lowest return was -2.11% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

        14.4%
         2006

--------------------------------------------------------------------------------



                                                           One       Since      Date First
                                                           Year    Inception    Available
 Large Cap Trust
   Series I                                               14.36%    16.58%      04/29/2005
   Series II                                              14.15%    16.25%      04/29/2005
   Series NAV                                             14.38%    16.54%      04/29/2005
 Russell 1000 Index(A)                                    15.46%    15.58%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.


LARGE CAP VALUE TRUST

SUBADVISER:  BlackRock Investment Management, LLC

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index. The Fund will seek to achieve this objective by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. The Fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations. As of February 28, 2007, the capitalization range of the Russell 1000 Value Index was $849 million to $410.66 billion.


     The subadviser selects from among companies that are, at the time of purchase, included in the Russell 1000 Value Index. The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


     In selecting securities for the Fund, the subadviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The subadviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the Fund.

     After the initial screening, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.


     Because the Fund will not hold all the stocks in the Russell 1000 Value Index and because the Fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an "index" fund. In seeking to outperform the Fund's benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:



      --   Relative price to earnings and price to book ratios;



      --   Stability and quality of earnings;



      --   Earnings momentum and growth;



      --   Weighted median market capitalization of the Fund;



      -- Allocation among the economic sectors of the Fund as compared to the benchmark index; and


      --   Weighted individual stocks within the applicable index.


     The Fund may also invest in securities of foreign issuers that are represented by American Depositary Receipts (ADRs).



     The Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk,

          (including value investing risk)


      --  Fixed Income Securities Risk


      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.84% (for the quarter ended 12/31/2004) and the lowest return was -0.61% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

        21.8%      15.5%      15.9%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Large Cap Value Trust
   Series I                                               15.93%    22.20%     05/05/2003
   Series II                                              15.75%    21.96%     05/05/2003
   Series NAV(B)                                          16.03%    22.24%     02/28/2005
 Russell 1000 Value Index(A)                              22.24%    19.44%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

QUANTITATIVE ALL CAP TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.


     The subadviser ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data). The management team will then use fundamental analysis to identify large-, mid- and small-cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the Fund.

     The Fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.


     The Fund may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depositary Receipts. Such use would include the hedging of significant cash flows into or out of the Fund.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.25% (for the quarter ended 12/31/2004) and the lowest return was -2.21% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

        14.9%       8.6%      15.2%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Since     Date First
                                                          Year    Inception   Available
 Quantitative All Cap Trust
   Series I                                               15.17%   17.23%     05/05/2003
   Series II                                              14.91%   17.00%     05/05/2003
   Series NAV(B)                                          15.24%   17.35%     04/29/2005
 Russell 3000 Index(A)                                    15.72%   15.53%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.

QUANTITATIVE VALUE TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in large-cap U.S. securities with the potential for long-term growth of capital.



     The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.


     Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

     The Fund may also invest in foreign securities.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

          (including value investing risk)

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 7.62% (for the quarter ended 12/31/2006) and the lowest return was -0.34% (for the quarter ended 3/31/2005).



--------------------------------------------------------------------------------

         9.2%      21.1%
         2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Quantitative Value Trust
   Series I                                               21.09%    17.94%     05/03/2004
   Series II                                              20.97%    17.71%     05/03/2004
   Series NAV(B)                                          21.29%    18.03%     02/28/2005
 Russell 1000 Value Index(A)                              22.24%    16.54%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

STRATEGIC OPPORTUNITIES TRUST

SUBADVISER:  UBS Global Asset Management (Americas) Inc.

INVESTMENT OBJECTIVE:  To seek growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests 65% of its net assets in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

     The subadviser is not constrained by any particular investment style. At any given time, the subadviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.



     The subadviser may use various techniques, such as buying and selling futures contracts and ETFs, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk


      --  Equity Securities Risk
       (including growth investing and
       value investing risks)


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk



      --  Issuer Risk



      --  Liquidity Risk


Past Performance (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 19.59% (for the quarter ended 6/30/2003) and the lowest return was -27.33% (for the quarter ended 9/30/2001).


--------------------------------------------------------------------------------

        19.2%       9.4%      27.7%      -6.4%      -15.3%     -38.8%     25.8%      12.3%       9.7%      12.2%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Strategic Opportunities Trust
   Series I                                               12.16%   1.27%   3.48%   06/18/1985
   Series II(E)                                           11.91%   1.14%   3.42%   01/28/2002
   Series NAV(D)                                          12.25%   1.30%   3.50%   04/29/2005
 S&P 500 Index(B)                                         15.79%   6.19%   8.42%
 Combined Index(C)                                        15.79%   6.26%   8.36%



(A)Effective December 18, 2006, UBS Global Asset Management (Americas) Inc. became the subadviser to the Fund.



(B)Effective November 1, 2002, the Fund's performance is compared against the Standard & Poor's 500 (S&P 500) Index, rather than the Russell 3000 Index, due to changes in the Fund's investment policies which resulted in a change to the Fund's benchmark.



(C)The Combined Index represents the performance of the Russell MidCap Index from inception to April 30, 2001 and the Russell 3000 Index from May 1, 2001 through October 2002, and the performance of the S&P 500 Index thereafter.



(D)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

U.S. GLOBAL LEADERS GROWTH TRUST

SUBADVISER:  Sustainable Growth Advisers, L.P.

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests least
                       80% of its net assets (plus any borrowing for investment purposes) in stocks of companies the subadviser regards, at the time of investment, as "U.S. Global Leaders." The Fund invests in common stocks of U.S. Global Leaders companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.


     As a result of its investment strategy, the Fund invests in large capitalization companies (companies in the capitalization range of the S&P 500 Index $1.42 billion to $410.66 billion as of February 28, 2007). The subadviser considers U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:


      -- Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

      -- Supply consumable products or services so that their revenue streams are recurring.

     The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

     The Fund may invest in other types of equities and foreign stocks.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A,B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.44% (for the quarter ended 9/30/2006) and the lowest return was -7.15% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

         0.9%       1.8%
         2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 U.S. Global Leaders Growth Trust
   Series I                                                1.81%     3.17%     05/03/2004
   Series II                                               1.57%     3.00%     05/03/2004
   Series NAV(B)                                           1.81%     3.22%     02/28/2005
 S&P 500 Index(A)                                         15.79%    11.41%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(B)Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

U.S. LARGE CAP TRUST

SUBADVISER:  Capital Guardian Trust Company

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

     The subadviser has an extensive commitment to fundamental research, with a large team of experienced equity analysts focused on gathering in-depth information firsthand on companies and industries in the U.S. and throughout the world. Global research has extensive experience in managing U.S. equities. The subadviser's research strength is leveraged through a bottom-up approach to portfolio construction. Returns for U.S. equity portfolios are pursued through active security selection. While portfolio managers at the subadviser are mindful of benchmark characteristics, industry sector weightings are primarily the result of finding value in individual securities.



     The majority of the subadviser's U.S. equity portfolio managers have over two decades of investment experience. Portfolios are segmented, with each individual manager responsible for a portion, managing it as if it were a stand-alone portfolio. This allows for strong individual ideas to be acted upon while ensuring a diversity of ideas and continuity of management. The research analysts as a group also manage a portion of the portfolio.



     Based on the research carried out by the equity analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk


      --  Equity Securities Risk


      --  Foreign Securities Risk


      --  Issuer Risk



      --  Liquidity Risk


Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 18.70% (for the quarter ended 6/30/2003) and the lowest return was -20.15% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         2.8%      -2.5%      -25.2%     37.1%       9.4%       5.8%      10.7%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 U.S. Large Cap Trust
   Series I                                               10.66%    5.60%     4.01%     05/01/1999
   Series II(C)                                           10.36%    5.42%     3.89%     01/28/2002
   Series NAV(B)                                          10.68%    5.63%     4.02%     02/28/2005
 S&P 500 Index(A)                                         15.79%    6.19%     2.41%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 18.64% (for the quarter ended 6/30/2003) and the lowest return was -20.25% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         2.8%      -2.5%      -25.2%     36.7%       9.1%       5.7%      10.4%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 U.S. Large Cap Trust
   Series II(C)                                           10.36%    5.42%     3.89%     01/28/2002
 S&P 500 Index(A)                                         15.79%    6.19%     2.41%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of a month end.

(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

U.S. MULTI SECTOR TRUST

SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC

INVESTMENT OBJECTIVE:  To seek long term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in investments that are tied economically to the U.S. The Fund seeks to achieve its objective by outperforming its benchmark, the Russell 3000 Index. The Fund normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.



     The Russell 3000 Index is an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of February 28, 2007, the market capitalizations of companies included in the Russell 3000 Index ranged from $38 million to $410.66 billion.


     In managing the Fund, the subadviser uses proprietary research and quantitative models to determine the Fund's selections of securities. These models use rolling multi-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/ REIT) in which the Fund invests.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Real Estate Securities Risk

      --  Small and Medium Size Companies Risk


Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was +4.85% (for the quarter ended 9/30/2006) and the lowest return was -4.67% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

         7.6%
         2006

--------------------------------------------------------------------------------



                                                           One       Since      Date First
                                                           Year    Inception    Available
 U.S. Multi Sector Trust
   Series NAV                                              7.63%    10.33%      10/24/2005
 Russell 3000 Index(A)                                    15.72%    17.44%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of a month end.

VALUE & RESTRUCTURING TRUST

SUBADVISER:  UST Advisers, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in common stocks of U.S. and foreign companies whose share price, in the opinion of the subadviser, does not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

     In choosing investments for the Fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcings, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the Fund, and the Fund invests in a diversified group of companies across a number of different industries.

     In addition, the Fund's strategy of investing in companies that the subadviser believes will benefit from restructuring or redeployment of assets carries the risk that an anticipated restructuring or business combination may fail to occur or may occur and fail to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance (A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 8.38% (for the quarter ended 12/31/2006) and the lowest return was -1.52% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

        14.43%
         2006

--------------------------------------------------------------------------------



                                                            One       Since      Date First
                                                           Year     Inception    Available
 Value & Restructuring Trust Series NAV                    14.43%    18.12%      10/24/2005
 S&P 500 Index(A)                                          15.79%    17.44%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of a month end.

                              INTERNATIONAL FUNDS


EMERGING MARKETS VALUE TRUST



SUBADVISER:  Dimensional Fund Advisors



INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.



INVESTMENT STRATEGIES: Under normal circumstances, the Fund will invest at least
                       80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.



     The Fund seeks long-term capital growth through investment primarily in emerging market equity securities. The Fund seeks to achieve its investment objective by investing in companies associated with emerging markets designated by the Investment Committee of the subadviser ("Approved Markets") from time to time. The Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (See below for a definition of Approved Market securities.) These exchanges may be either within or outside the issuer's domicile country. The securities may be listed or traded in the form of American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other types of depositary receipts.



     The Fund seeks to achieve its objective by purchasing emerging market equity securities that are deemed by the subadviser to be value stocks at the time of purchase. The subadviser believes securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadviser may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the subadviser uses for assessing value are subject to change from time to time.



     The Fund's policy is to seek to achieve its investment objective by purchasing emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadviser to be value stocks at the time of purchase, as described in the paragraph above. The Fund may not invest in certain eligible companies or Approved Markets described above or achieve approximate market weights because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the Fund's policy to invest no more than 25% of its total assets in any one industry.



     The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets it may be necessary or advisable for the fund to establish a wholly-owned subsidiary or trust for the purpose of investing in the local markets.



     In determining what countries are eligible markets for the Fund, the subadviser may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, Morgan Stanley Capital International, Citigroup and the Heritage Foundation. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadviser takes into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Fund and other affiliated funds.



     The Fund may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may enter into futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States.



     The Fund's policy of seeking broad market diversification means the subadviser will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.



     Changes in the composition and relative ranking (in terms of book to market ratio) of the stocks which are eligible for purchase by the Fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the subadviser will prepare lists of value stocks that are eligible for investment. Such lists will be revised no less than semi-annually.

     The Fund does not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.



Approved Markets



     As of the date of this Prospectus, the Fund is authorized to invest in the countries listed below. The subadviser will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country's markets. The Investment Committee of the subadviser also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the Fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past.



Brazil                    Israel                    South Korea
Chile                     Malaysia                  Taiwan
China                     Mexico                    Thailand
Czech Republic            Philippines               Turkey
Hungary                   Poland
India                     South Africa
Indonesia



Approved Market Securities



     "Approved Market securities" are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets;
(e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the Fund's benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadviser, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadviser may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market securities.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



          (including value investing risk)



      --  Foreign Securities Risk



       (including emerging markets and



          currency risk)



      --  Investment Company Securities Risk



      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance



     Past performance is not provided since the Fund commenced operations in May 2007.


GLOBAL TRUST

SUBADVISER:  Templeton Global Advisors Limited

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests primarily in the equity securities of companies located throughout the world, including emerging markets.

     Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debenture are examples of debt securities. The Fund also invests in depositary receipts. Equity securities may include common stocks, preferred stocks and convertible securities. The Fund may lend certain of its securities.


     When choosing equity investments for the Fund, the subadviser applies a "bottom up," value-oriented. long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

     The Fund may use various derivative strategies to help to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swaps agreements (as measured at the time of investment).

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

          (including value risk investing)

      --  Foreign Securities Risk

          (including emerging market risk)

      --  Fixed Income Security Risk

      --  Issuer Risk


      --  Liquidity Risk



Past Performance( A, B, C)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.83% (for the quarter ended 6/30/2003) and the lowest return was -16.96% (for the quarter ended 9/30/2001).



--------------------------------------------------------------------------------

        20.8%      12.3%       3.7%      12.2%      -16.1%     -19.1%     27.5%      14.8%      10.7%      20.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five     Ten    Date First
                                                           Year    Years    Years   Available
 Global Trust
   Series I                                               20.32%    9.53%   7.63%   03/18/1988
   Series II(C)                                           20.09%    9.36%   7.55%   01/28/2002
   Series NAV(B)                                          20.42%    9.55%   7.64%   04/29/2005
 MSCI World Index                                         20.65%   10.49%   8.08%



(A)Effective October 1, 1996, April 30, 2001 and December 9, 2003, the Fund changed its subadviser. Performance reflects results prior to these changes.



(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

INTERNATIONAL GROWTH TRUST



SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC



INVESTMENT OBJECTIVE:  To seek high total return primarily through capital appreciation.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its total assets in equity investments. The Fund typically invests in a diversified portfolio of equity investments from a number of developed markets outside the U.S.



     The Fund seeks to achieve its objective by outperforming its benchmark, the S&P/Citigroup Primary Market Europe, Pacific, Asia Composite Growth Style Index.



     The subadviser, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The subadviser applies quantitative and fundamental investment principles to select growth stocks the subadviser believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The subadviser maintains diversification across countries, and tilt the Fund's portfolio in favor of countries that the subadviser believes have the highest growth prospects or that the subadviser believes are most undervalued. The subadviser also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the subadviser and the models used may change over time.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active over weighted and underweighted positions in particular currencies relative to its benchmark.



     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



          (including growth investing risk)



      --  Foreign Securities Risk



      --  Issuer Risk



      --  Liquidity Risk



Past Performance



     Performance is not provided since the Fund has not commenced operations.



INTERNATIONAL OPPORTUNITIES TRUST


SUBADVISER:  Marsico Capital Management, LLC

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The Fund invests in companies of any size throughout the world. The Fund invests in issuers from at least three different countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

     The Fund normally maintains a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

     In selecting investments for the Fund, the subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

     The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.

     The subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

     As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the subadviser in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

     The subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

     The Fund's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

     Primarily for hedging purposes, the Fund may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

     Under normal market conditions, the Fund may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds ("junk bonds") and mortgage and asset-backed securities. The Fund may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

          (including growth inventory risk)


      --  Foreign Securities Risk



          (including emerging markets risk)



      --  High Portfolio Turnover Risk



      --  Issuer Risk



      --  Liquidity Risk


      --  Small and Medium Size Companies Risk

Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.28% (for the quarter ended 12/31/2006) and the lowest return was -3.34% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

        23.8%
         2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 International Opportunities Trust
   Series I                                               23.83%      29.35%    4/29/2005
   Series II                                              23.90%      29.29%    4/29/2005
   Series NAV                                             23.96%      29.48%    4/29/2005
 MSCI EAFE Index(A)                                       26.87%      24.75%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 11.34% (for the quarter ended 12/31/2006) and the lowest return was -3.28% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

        23.9%
         2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 International Opportunities Trust Series II              23.90%    29.29%      4/29/2005
 MSCI EAFE Index(A)                                       26.87%    24.75%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of a month end.


INTERNATIONAL SMALL CAP TRUST

SUBADVISER:  Templeton Investment Counsel, LLC

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies including emerging markets which have total stock market capitalizations or annual revenues of $4 billion or less.


     In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies.

     An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

     The Fund may invest more than 25% of its total assets in the securities of issuers located in any one country. At least 65% of the Fund's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

     When choosing equity investments for this Fund, the subadviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers a company's price/earnings ratio, profits margins and liquidation value.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk



      --  Equity Securities Risk
       (including value investing risk)


      --  Foreign Securities Risk


          (including emerging market and currency risks)


      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Companies Risk


Past Performance (A, B, C, D)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/31/1999) and the lowest return was -22.36% (for the quarter ended 9/30/2001).





--------------------------------------------------------------------------------

         0.8%      11.9%      84.9%      -29.2%     -31.1%     -16.7%     54.7%      21.2%      10.4%      27.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 International Small Cap Trust
   Series I                                               27.34%   17.04%    8.37%   03/04/1996
   Series II(D)                                           27.29%   16.89%    8.31%   01/28/2002
   Series NAV(C)                                          27.46%   17.06%    8.38%   02/28/2005
 Combined Index(B)                                        23.11%   21.14%   10.84%
 Citigroup Global Ex U.S.A. $2 Billion Index(B)           22.98%   24.71%    9.95%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/31/1999) and the lowest return was -22.36% (for the quarter ended 9/30/2001).





--------------------------------------------------------------------------------

         0.8%      11.9%      84.9%      -29.2%     -31.1%     -16.7%     54.5%      21.0%      10.1%      27.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 International Small Cap Trust
   Series II(D)                                           27.29%   16.89%    8.31%   01/28/2002
 Combined Index(B)                                        23.11%   21.14%   10.84%
 Citigroup Global Ex U.S.A. $2 Billion Index(B)           22.98%   24.71%    9.95%



(A)The current subadviser assignment became effective May 1, 2003. Performance reflects results prior to this change.



(B)The Combined Index is a blend of the MSCI World ex US Index from inception through May 31, 2003 and the Citigroup Global Ex U.S.A. $2 billion Index from June 1, 2003 and thereafter.



(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

INTERNATIONAL SMALL COMPANY TRUST



SUBADVISER:  Dimensional Fund Advisors



INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in securities of small cap companies in the particular markets in which the Fund invests. As of December 31, 2006, the maximum market capitalization range of eligible companies was approximately $590 million to $4.2 billion. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.



     The Fund will primarily invest in a broad and diverse group of readily marketable stocks of small companies associated with developed markets but may also invest in emerging markets. The Fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) and other similar securities, including dual listed securities. Each of these securities may be traded within or outside the issuer's domicile country.



     The subadviser determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadviser first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. The subadviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.



     The Fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See "Market Capitalization Weighted Approach" below. As a result, the weightings of certain countries in the Fund may vary from their weightings in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Citigroup.



     The subadviser will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the Fund and characteristics of each country's market. The subadviser's Investment Committee may authorize other countries for investment in the future, and the Fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment, including but not limited to, investments in securities associated with countries designated by the Investment Committee as emerging markets.



     The Fund also may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on the Fund's uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices.



     The Fund does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.



MARKET CAPITALIZATION WEIGHTED APPROACH



     The Fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser for a variety of factors. The Fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the Fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the stock of a company that meets applicable market capitalization criterion if the subadviser determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.



     Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.



     A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



      --  Foreign Securities Risk



       (including emerging market risk and



          currency risk)



      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Companies Risk



Past Performance



     Past performance is not provided since the Fund commenced operations in May 2006.



INTERNATIONAL CORE TRUST


SUBADVISER:  Grantham, Mayo, Van Otterloo & Co. LLC

INVESTMENT OBJECTIVE:  To seek high total return.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its total assets in equity investments. The Fund typically invests in a diversified portfolio of equity investments from a number of developed markets outside the U.S.


     The Fund seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). As of February 28, 2007, the market capitalization of companies that issue stocks included in the MSCI EAFE Index ranged from $1.96 million to $244.35 billion.


     The subadviser uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

      --   Stocks -- valuation, firm quality, and improving fundamentals;

      -- Countries -- stock market valuation, positive GDP trends and positive market sentiment; and

      -- Currencies -- export and producer price parity, balance of payments and interest rate differentials.

     The factors considered by the subadviser and the models it uses may change over time. In using these models to construct the Fund, the subadviser expects that stock selection will reflect a slight bias for value stocks over growth stocks. The subadviser seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund's benchmark is the MSCI EAFE Index, a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk

Past Performance (A, B, C)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/31/1999) and the lowest return was -22.22% (for the quarter ended 9/30/2002).






--------------------------------------------------------------------------------

         1.4%      14.9%      29.7%      -16.6%     -21.5%     -21.7%     30.3%      15.6%      15.9%      24.7%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006


--------------------------------------------------------------------------------



                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 International Core Trust
   Series I                                                24.69%    11.26%     5.37%     12/31/1996
   Series II(C)                                            24.54%    11.14%     5.31%     01/28/2002
   Series NAV(B)                                           24.73%    11.30%     5.39%     02/28/2005
 MSCI EAFE Index                                           26.87%    15.43%     8.07%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/31/1999) and the lowest return was -22.14% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         1.4%      14.9%      29.7%      -16.6%     -21.5%     -21.7%     30.3%      15.4%      15.7%      24.5%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five        Ten      Date First
                                                           Year      Years      Years     Available
 International Core Trust
   Series II(C)                                            24.54%    11.14%     5.31%     01/28/2002
 MSCI EAFE Index                                           26.87%    15.43%     8.07%



(A)Effective August 1, 2005, GMO became the subadviser to the Fund. Performance reflects results prior to this change.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


INTERNATIONAL VALUE TRUST

SUBADVISER:  Templeton Investment Counsel, LLC

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.


     Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The Fund also invests in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.


     The subadviser's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the subadviser will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Equity Securities Risk

          (including value investing risk)

      --  Fixed-Income Securities Risk

      --  Foreign Securities Risk


          (including emerging market and currency risks)



      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Company Risk


Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 24.18% (for the quarter ended 6/30/2003) and the lowest return was -23.56% (for the quarter ended 9/30/2002).





--------------------------------------------------------------------------------

        -6.5%      -10.0%     17.8%      44.9%      21.5%      10.5%      29.6%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 International Value Trust
   Series I                                               29.59%   15.69%    8.06%     05/01/1999
   Series II(C)                                           29.27%   15.50%    7.94%     01/28/2002
   Series NAV(B)                                          29.61%   15.66%    8.05%     02/28/2005
 MSCI EAFE Index(A)                                       26.87%   15.43%    6.96%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 24.03% (for the quarter ended 6/30/2003) and the lowest return was -23.49% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -6.5%      -10.0%     -17.8%     44.5%      21.4%      10.3%      29.3%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 International Value Trust
   Series II(C)                                           29.27%   15.50%    7.94%     01/28/2002
 MSCI EAFE Index(A)                                       26.87%   15.43%    6.96%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

OVERSEAS EQUITY TRUST

SUBADVISER:  Capital Guardian Trust Company

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.


     The subadviser has an extensive commitment to fundamental research, with a large team of experienced international equity analysts focused on gathering in-depth information firsthand on companies throughout the world. The subadviser's research strength is leveraged through a bottom-up approach to portfolio construction. Returns for non-U.S. equity portfolios are pursued primarily through active security selection. While portfolio managers at the subadviser are mindful of benchmark characteristics, country and sector weightings are primarily the result of finding value in individual securities where ever they may be located.



     The majority of the subadviser's non-U.S. equity portfolio managers have over two decades of investment experience. Portfolios are segmented, with each individual manager responsible for a portion, managing it as if it were a stand-alone portfolio. The subadviser believes this allows for strong individual ideas to be acted upon while ensuring a diversity of ideas and continuity of management. The research analysts as a group also manage a portion of the portfolio.



     Based on the research carried out by the equity analysts, portfolio managers look across countries and sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time.



     The Fund will invest no more than 15% of its assets in emerging markets stocks and will invest in at least three different countries other than the U.S. The Fund may also invest in initial public offerings (IPOs). The subadviser may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily use for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.



     The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities).


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Equity Securities Risk


          (including value investing risk)


      --  Foreign Securities Risk


          (including emerging market risk)


      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk



Past Performance (A, B, C)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 24.44% (for the quarter ended 12/31/1999) and the lowest return was -22.07% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         1.9%      15.9%      34.0%      -16.4%     -20.9%     -18.2%     32.4%      11.0%      18.3%      19.9%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten     Date First
                                                           Year    Years   Years    Available
 Overseas Equity Trust
   Series NAV(A)                                          19.86%   11.25%   5.96%   04/30/1996
   Series I(B)                                            19.80%   11.34%   6.01%   04/29/2005
   Series II(B)                                           19.64%   11.21%   5.94%   04/29/2005
 MSCI EAFE Index                                          26.87%   15.43%   8.07%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for

Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, JHT's predecessor. These shares were first issued on April 30, 1996.



(B)The Series I and Series II shares of the Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, JHT's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.



(C)Current subadviser assignment became effective May 1, 2004. Performance reflects results prior to this change.


PACIFIC RIM TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of Fund securities.

     The countries of the Pacific Rim region are:

 --  Australia

 --  Pakistan

 --  New Zealand

 --  Taiwan

 --  India

 --  China

 --  Philippines

 --  Thailand

 --  Hong Kong

 --  Indonesia

 --  South Korea

 --  Singapore

 --  Malaysia

 --  Japan

     Equity-related securities in which the Fund may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Fund may also invest up to 20% of its net assets in countries outside the Pacific Rim region.

     The subadviser's decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. The subadviser will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Use of Hedging and Other Strategic Transactions

     The Fund may also purchase and sell the following equity-related financial instruments:

      --   exchange-listed call and put options on equity indices,

      --   over-the-counter ("OTC") and exchange-listed equity index futures,

      -- OTC and exchange-listed call and put options on currencies in the Fund, and

      --   OTC foreign currency futures contracts on currencies in the Fund.

     A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Equity Securities Risk

      --  Foreign Securities Risk

          (including emerging market risk)

      --  Issuer Risk


      --  Liquidity Risk

Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/31/1998) and the lowest return was -26.12% (for the quarter ended 12/31/1997).





--------------------------------------------------------------------------------

        -34.1%     -4.6%      62.9%      -24.4%     -18.6%     -12.5%     40.4%      17.2%      25.8%      11.1%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five     Ten     Date First
                                                           Year    Years   Years    Available
 Pacific Rim Trust
   Series I                                               11.05%   14.97%   2.39%   10/04/1994
   Series II(B)                                           10.92%   14.84%   2.33%   01/28/2002
   Series NAV(A)                                          11.21%   15.43%   2.59%   04/29/2005
 MSCI AC Pacific Index                                    13.70%   14.61%   2.14%



(A)NAV shares were first offered on April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(B)Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.



(C)On December 31, 1996, Manulife Series Fund, Inc. merged with JHT. Performance presented for this Fund is based upon the performance of the respective predecessor Manulife Series Fund, Inc. Fund for periods prior to December 31, 1996.

                               FIXED INCOME FUNDS

ACTIVE BOND TRUST

SUBADVISERS: Declaration Management and Research LLC ("Declaration") and MFC Global Management (U.S.), LLC ("MFC Global (U.S.)")

INVESTMENT OBJECTIVE:  To seek income and capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

     The Fund invests its assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. The investments include, but are not limited to:

      --   U.S. Treasury and agency securities;

      -- Asset-backed securities and mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligations ("CMOs");

      --   Corporate bonds, both U.S. and foreign; and

      --   Foreign government and agency securities.

     The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

        65%* Declaration

        35%* MFC Global (U.S.)

     *Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.

DECLARATION

     Declaration uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

     This portion of the Fund normally has no more than 10% of its total assets in high yield bonds ("junk bonds") and normally invests in foreign securities only if U.S. dollar denominated. This portion of the Fund normally has an average credit rating of "A" or "AA."

MFC GLOBAL (U.S.)

     MFC Global (U.S.) uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. MFC Global (U.S.) tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.


     This portion of the Fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as "junk bonds") and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the Fund normally has an average credit rating of "A" or "AA."


     The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P or Moody's). Under normal circumstances, no more than 15% of the total assets of the portion of the Fund managed by MFC Global (U.S.) will be invested in asset-backed securities rated less than A by both rating agency.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Fixed Income Securities Risk

          (including low rated fixed-income securities risk)

      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk


      --  Issuer Risk


      --  Liquidity Risk



      --  Mortgage-Backed and Asset-Backed Securities Risk

Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 3.84% (for the quarter ended 6/30/97) and the lowest return was -2.47% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

        10.1%       8.2%      -0.9%      10.5%       7.5%       7.3%       6.5%       4.8%       2.5%       4.5%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Active Bond Trust
   Series I(B)                                            4.42%   5.08%   6.03%   04/29/2005
   Series II(B)                                           4.21%   5.02%   6.00%   04/29/2005
   Series NAV(A)                                          4.54%   5.11%   6.04%   03/29/1986
 Lehman Brothers Aggregate Bond Index                     4.33%   5.06%   6.24%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, JHT's predecessor. These shares were first issued on March 29, 1986.



(B)The Series I and Series II shares of the Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, JHT's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.



(C)Current subadvisers have managed the Fund since April 29, 2005. The current subadvisers have managed a portion of the Fund since its inception.


CORE BOND TRUST

SUBADVISER:  Wells Capital Management, Incorporated

INVESTMENT OBJECTIVE:  To seek total return consisting of income and capital appreciation.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.


     The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities. The subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

     The Fund may invest:

      -- Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

      -- Up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

      --   Up to 10% of total assets in stripped mortgage-backed securities.


     As part of a mortgage-backed securities investment strategy, the Fund may enter into dollar rolls. The Fund may also enter into reverse repurchase agreements to enhance return. These strategies are further described under "Additional Investment Policies" in the SAI.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Fixed Income Securities Risk


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk


Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 3.72% (for the quarter ended 9/30/2006) and the lowest return was -0.71% (for the quarter ended 3/31/2006).



--------------------------------------------------------------------------------

         3.7%
         2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Core Bond Trust
   Series I                                                3.72%     2.89%     04/29/2005
   Series II                                               3.61%     2.68%     04/29/2005
   Series NAV                                              3.84%     2.86%     04/29/2005
 Lehman Brothers Aggregate Bond Index(A)                   4.33%     3.51%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of a month end.


GLOBAL BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE:  To seek maximum total return, consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars.

     In selecting securities for the Fund, the subadviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

      -- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

      --   mortgage-backed and other asset-backed securities;

      --   inflation-indexed bonds issued by both governments and corporations;

      -- structured notes, including hybrid or "indexed" securities and event-linked bonds;

      --   loan participations and assignments;

      --   delayed funding loans and revolving credit facilities;

      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;

      -- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

      --   repurchase agreements and reverse repurchase agreements;

      -- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

     Depending on the subadviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's total assets. The Fund may invest up to 10% of its total assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The average Fund duration will normally vary within a three to seven year time frame.


     The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Principal Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:



      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,



      --   purchase and sell futures and options on futures,



      --   purchase and sell currency or securities on a forward basis, and



      -- enter into interest rate, index, equity, total return, currency, and credit default swap agreements.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


     The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk



      --  Fixed Income Securities Risk


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk


      --  Issuer Risk

      --  Liquidity Risk

      --  Mortgage-Backed and Asset-Backed Securities Risk

      --  Short Sale Risk


Past Performance(A, B)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 10.64% (for the quarter ended 6/30/2002) and the lowest return was -4.81% (for the quarter ended 3/31/1999).



--------------------------------------------------------------------------------

         3.0%       7.6%      -6.7%       1.7%       0.5%      20.1%      15.4%      10.4%      -6.7%       5.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Global Bond Trust
   Series I                                               5.27%   8.50%   4.74%   03/18/1988
   Series II                                              5.07%   8.34%   4.66%   01/28/2002
   Series NAV(B)                                          5.35%   8.54%   4.76%   02/28/2005
 JP Morgan Global-Unhedged Index                          5.94%   8.31%   5.32%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 10.73% (for the quarter ended 6/30/2002) and the lowest return was -4.81% (for the quarter ended 3/31/1999).



--------------------------------------------------------------------------------

         3.0%       7.6%      -6.7%       1.7%       0.5%      20.0%      15.3%      10.2%      -6.8%       5.1%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Global Bond Trust
   Series II                                              5.07%   8.34%   4.66%   01/28/2002
 JP Morgan Global-Unhedged Index                          5.94%   8.31%   5.32%



(A)Effective May 1, 1999, the Fund changed its subadviser and its investment objective. Performance reflects results prior to these changes.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



HIGH INCOME TRUST



SUBADVISER:  MFC Global Investment Management (U.S.), LLC



INVESTMENT OBJECTIVE:  To seek high current income; capital appreciation is a secondary goal.



INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents ("junk bonds"). These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations.



     No more than 10% of the Fund's total assets may be invested in securities that are rated in default by S&P's or by Moody's. There is no limit on the Fund's average maturity. The foreign securities in which the Fund may invest include both developed and emerging market securities.



     In managing the Fund's portfolio, the subadviser concentrates on industry allocation and securities selection deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The subadviser uses top-down analysis to determine which industries may benefit from current and future changes in the economy.



     In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively under-valued. The subadviser looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The Fund typically invests in a broad range of industries.



     The Fund may invest in asset-backed securities rated as low as BB. Under normal circumstances, no more than 15% of the asset-backed securities purchased by the Fund will be rated less than A.



     The Fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. The Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the SAI. In addition, the Fund may invest up to 20% of its net assets in U.S. and foreign common stocks of companies of any size. In abnormal circumstances, the Fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the Fund might not achieve its goal.



     The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance).



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:



      --  Active Management Risk



      --  Credit and Counterparty Risk



      --  Derivatives Risk



      --  Equity Securities Risk



      --  Fixed Income Securities Risk



          (including low rated fixed-income risk)



      --  Foreign Securities Risk



          (including emerging market risk)

      --  High Portfolio Turnover Risk



      --  Issuer Risk



      --  Liquidity Risk



      --  Mortgage-Backed and Asset-Backed Securities Risk



Past Performance



     Performance is not provided since the Fund commenced operations in May
2006.



INCOME TRUST


SUBADVISER:  Franklin Advisers, Inc.

INVESTMENT OBJECTIVE:  To seek to maximize income while maintaining prospects for capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

     The Fund seeks income by selecting investments such as corporate and foreign debt securities and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

     The subadviser searches for undervalued or out-of-favor securities it believes offer opportunities for current income and significant future growth. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by the rating agencies. In its analysis, the subadviser considers a variety of factors, including:

      --   the experience and managerial strength of the company;

      --   responsiveness to changes in interest rates and business conditions;

      --   debt maturity schedules and borrowing requirements;

      -- the company's changing financial condition and market recognition of the change; and

      -- a security's relative value based on such factors as anticipated cash flow, interest and dividend coverage, asset coverage and earnings prospects.

     The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade (sometimes referred to as "junk bonds"), but is not currently expected to invest more than 50% of its total assets in such securities. Securities rated in the top four rating categories by independent rating organizations such as Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") are considered investment grade. Below investment grade securities, such as those rated BB or lower by S&P, or Ba or lower by Moody's, or unrated, but deemed by the subadviser to be of comparable quality, generally pay higher yields but involve greater risks than investment grade securities.


     The Fund may invest up to 25% of its total assets in foreign securities, foreign securities that are traded in the U.S. or American Depositary Receipts
(ADRs).


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Equity Securities Risk



      -- Fixed Income Securities Risk (including interest rate risk and lower rated fixed income securities risk)


      --  Foreign Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

Past Performance

     Past performance is not provided since the Fund commenced operations in May 2007.

HIGH YIELD TRUST

SUBADVISER:  Western Asset Management Company

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

                                          CORPORATE BONDS, PREFERRED STOCKS AND CONVERTIBLE SECURITIES
                                              RATING AGENCY
                                  ----------------------------------------------------------------------------
                                                 Moody's                             Ba through C
                                            Standard & Poor's                        BB through D

     Non-investment grade securities and are commonly referred to as "junk bonds." The Fund may also invest in investment grade securities.

     The Fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the Fund may invest include emerging market securities. The Fund may invest up to 100% of its assets in foreign securities. The subadviser may utilize futures, swaps and other derivatives in managing the Fund.

     The Fund may invest in fixed-and floating-rate loans, generally in the form of loan participations and assignments of such loans.

     The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Fixed Income Securities Risk


      --  Foreign Securities Risk (including emerging market risk)


      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk


Past Performance(A, B, C, D)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 7.94% (for the quarter ended 6/30/2003) and the lowest return was -6.52%% (for the quarter ended 9/30/1998).





--------------------------------------------------------------------------------

         2.8%       8.0%      -9.0%      -5.5%      -6.7%      24.2%      11.1%       3.7%      10.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 High Yield Trust
   Series I                                               10.37%   8.05%     4.72%     01/01/1997
   Series II(D)                                           10.24%   7.89%     4.64%     01/28/2002
   Series NAV(C)                                          10.46%   8.11%     4.74%     02/28/2005
 Citigroup High Yield Index(B)                            11.85%  10.23%     6.80%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 7.92% (for the quarter ended 6/30/2003) and the lowest return was -6.52% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

         2.8%       8.0%      -9.0%      -5.5%      -6.8%      23.9%      10.9%       3.6%      10.2%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 High Yield Trust
   Series II(D)                                           10.24%   7.89%     4.64%     01/28/2002
 Citigroup High Yield Index(B)                            11.85%  10.23%     6.80%



(A)Current subadvisor assignment became effective May 1, 2003. Performance reflects results prior to this change.



(B)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.



(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

INVESTMENT QUALITY BOND TRUST

SUBADVISER:  Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To provide a high level of current income consistent with the maintenance of principal and liquidity.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.


     The subadviser's investment decisions derive from a three-pronged analysis, including:

      --  sector analysis,

      --  credit research, and

      --  call protection.

     Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Factors considered include:

      --   relative valuation of available alternatives,

      --   impact on portfolio yield, quality and liquidity, and

      --   impact on portfolio maturity and sector weights.

     The subadviser attempts to maintain a high, steady and possibly growing income stream.

     At least 80% of the Fund's net assets are invested in investment grade bonds and debentures, including:

      -- marketable debt securities of U.S. and foreign issuers (payable in U.S. dollars), rated as investment grade by Moody's or Standard & Poor's at the time of purchase, including privately placed debt securities, corporate bonds, asset-backed securities and commercial mortgage-backed securities;

      -- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities; and

      -- cash and cash equivalent securities which are authorized for purchase by the Money Market Fund.

     The balance (no more than 20%) of the Fund's net assets may be invested in below investment grade bonds and other securities including privately placed debt securities:

      --   U.S. and foreign debt securities,

      --   preferred stocks,

      --   convertible securities (including those issued in the Euromarket),


      --   securities carrying warrants to purchase equity securities, and



      -- non-investment grade and investment grade non-U.S. dollar fixed income securities, including up to 5% emerging market fixed income securities.


     In pursuing its investment objective, the Fund may invest up to 20% of its net assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by S&P's (or, if unrated, are deemed of comparable quality as determined by the subadviser). The high yield sovereign debt securities in which the Fund will invest are described below under "Strategic Bond Fund". No minimum rating standard is required for a purchase of high yield securities by the Fund. While the Fund may only invest up to 20% of its net assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the Fund to exceed this 20% maximum.

     The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

     The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Fixed Income Securities Risk

       (including low rated fixed income securities risk)

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk

      --  Short Sale Risk

Past Performance(A, B, C, D)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.40% (for the quarter ended 9/30/2002) and the lowest return was -3.01% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

         9.8%       8.7%      -1.8%       9.4%       7.3%       9.9%       7.3%       4.8%       2.3%       3.6%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five       Ten     Date First
                                                           Year      Years     Years    Available
 Investment Quality Bond Trust
   Series I                                                 3.57%     5.54%     6.07%   06/18/1985
   Series II(D)                                             3.36%     5.39%     5.99%   01/28/2002
   Series NAV(C)                                            3.65%     5.59%     6.09%   02/28/2005
 Lehman Brothers Aggregate Bond Index                       4.33%     5.06%     6.24%
 Combined Index(B)                                          3.86%     5.27%     6.29%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 4.41% (for the quarter ended 9/30/2002) and the lowest return was -3.02% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

         9.8%       8.7%      -1.8%       9.4%       7.3%       9.9%       7.2%       4.7%       2.0%       3.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five     Ten     Date First
                                                           Year     Years    Years    Available
 Investment Quality Bond Trust
   Series II(D)                                             3.36%    5.39%    5.99%   01/28/2002
 Lehman Brothers Aggregate Bond Index                       4.33%    5.06%    6.24%
 Combined Index(B)                                          3.86%    5.27%    6.29%



(A)Effective April 23, 1991, the Fund changed its subadviser and investment objective. Performance reflects results prior to these changes.


(B)The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.


(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


MONEY MARKET TRUST

MONEY MARKET TRUST B


(NAV SHARES ONLY)


SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: Under normal market conditions, the Funds invests in high quality, U.S. dollar denominated money market instruments.

     The subadviser may invest the Funds' assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the Funds must be payable in U.S. dollars);

      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which the subadviser acting pursuant to guidelines established by the Funds' Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

      -- short-term obligations issued by state and local governmental issuers;

      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Funds and the note issuer. The subadviser monitors the creditworthiness of the note issuer and its earning power and cash flow. The subadviser will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.


     All of the Funds' investments will mature in 397 days or less and the Funds maintain a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of their investments, the Funds seek to lessen the changes in the value of their assets caused by fluctuations in short-term interest rates. In addition, the Funds invest only in securities which the Funds' Board of Trustees determines to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds also intend to maintain, to the extent practicable, a constant per share NAV of $10.00. There is no assurance that the Funds will be able to do so.


     The Funds may invest up to 20% of their total assets in any of the U.S. dollar denominated foreign securities described above. The Funds are not authorized to enter into mortgage dollar rolls or warrants.

     An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in these Funds. For example, a Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

MONEY MARKET TRUST

Past Performance(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 12/31/2000) and the lowest return was 0.11% (for the quarter ended 3/31/2004).


--------------------------------------------------------------------------------

         5.2%       5.1%       4.6%       5.9%       3.6%       1.2%       0.6%       0.8%       2.7%       4.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Money Market Trust
   Series I                                               4.44%   1.92%   3.38%   06/18/1985
   Series II(A)                                           4.23%   1.72%   3.28%   01/28/2002
 Citigroup 3mth Treasury Bill Index                       4.76%   2.35%   3.67%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 9/30/2000) and the lowest return was 0.06% (for the quarter ended 3/31/2004).



--------------------------------------------------------------------------------

         5.2%       5.1%       4.6%       5.9%       3.6%       1.0%       0.4%       0.6%       2.5%       4.2%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Money Market Trust
   Series II(A)                                           4.23%   1.72%   3.28%   01/28/2002
 Citigroup 3mth Treasury Bill Index                       4.76%   2.35%   3.67%


(A)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

MONEY MARKET TRUST B

Past Performance (A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 1.60% (for the quarter ended 9/30/00) and the lowest return was 0.20% (for the quarter ended 3/31/04).



--------------------------------------------------------------------------------

         5.5%       5.4%       5.0%       6.3%       3.9%       1.5%       1.0%       1.1%       2.9%       4.7%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five       Ten     Date First
                                                           Year      Years     Years    Available
 Money Market Trust B
   Series NAV(A)                                            4.71%     2.22%     3.72%   03/29/1986
 Citigroup 3mth Treasury Bill Index                         4.76%     2.35%     3.67%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Money Market Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Money Market Fund, JHT's predecessor. These shares were first issued on March 29, 1986.


REAL RETURN BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE:  To seek maximum real return, consistent with preservation of real capital and prudent investment management.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

     Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

     The types of fixed income securities in which the Fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

     - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

     - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     -  mortgage-backed and other asset-backed securities;

     -  inflation-indexed bonds issued by both governments and corporations;

     - structured notes, including hybrid or "indexed" securities and event-linked bonds;

     -  loan participations and assignments;

     -  delayed funding loans and revolving credit facilities;

     - bank certificates of deposit, fixed time deposits and bankers' acceptances;

     - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     -  repurchase agreements and reverse repurchase agreements;

     - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

     -  obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.


     The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. The average Fund duration will normally vary within three years (plus or minus) of the duration of the Lehman Global Real U.S. TIPS Index.


     The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).


     The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Principal Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:



      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,



      --   purchase and sell futures and options on futures,



      --   purchase and sell currency or securities on a forward basis, and



      -- enter into interest rate, index, equity, total return, currency, and credit default swap agreements.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


     The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk



      --  Fixed Income Securities Risk


          (including low rated fixed income securities risk)

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Mortgage-Backed and Asset-Backed Securities Risk


      --  Short Sale Risk

Past Performance(A, B)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.80% (for the quarter ended 3/31/2004) and the lowest return was -3.02% (for the quarter ended 6/30/2004).




--------------------------------------------------------------------------------

         9.1%       1.4%       0.2%
         2004       2005       2006


--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Real Return Bond Trust
   Series I                                                0.23%    4.21%      05/05/2003
   Series II                                              -0.04%    3.97%      05/05/2003
   Series NAV(B)                                           0.20%    4.21%      02/28/2005
 Lehman Brothers Global Real US TIPS Index(A)              0.41%    4.72%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.


SHORT-TERM BOND TRUST

SUBADVISER:  Declaration Management & Research, LLC

INVESTMENT OBJECTIVE:  To seek income and capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Fund's net assets will be invested in high yield bonds.

     The Fund invests in a diversified mix of debt securities and instruments, including but not limited to:

      --   U.S. Treasury and Agency securities;

      -- Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage back securities and collateralized mortgage offerings;

      --   Corporate bonds, both U.S. and foreign (if dollar-denominated); and

      --   Foreign governmental and agency securities (if dollar denominated).

     The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.


     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing," the Fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.


     The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the Fund. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk


      --  Liquidity Risk


      --  Issuer Risk

      --  Mortgage-Backed and Asset-Backed Securities Risk

Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 3.28% (for the quarter ended 9/30/2001) and the lowest return was -0.96% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

         6.4%       5.8%       3.0%       8.0%       8.1%       5.7%       2.8%       1.4%       2.1%       4.6%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Short-Term Bond Trust
   Series NAV(A)                                          4.55%   3.28%   4.75%   05/01/1994
 Lehman Brothers 1-3 Year (Unhedged) Aggregate Index(C)   4.35%   3.26%   5.00%
 Combined Index(B)                                        4.35%   3.20%   5.04%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Fund, JHT's predecessor. These shares were first issued on May 1, 1994.


(B)The Combined Index represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index and 35% Lehman Brothers 1-3 Year Government Bond Index from May 1998 to April 2002; and the Lehman Brothers Aggregate Bond index from May 2002 and thereafter.


(C)Lehman Brothers 1-3 Year Aggregate Index inception date is July 31, 1997.


SPECTRUM INCOME TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To seek a high level of current income with moderate share price fluctuation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund diversifies its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

     The Fund invests in investment-grade corporate, high-yield, and foreign and emerging market fixed income securities, income-oriented stocks, short-term securities, asset-backed and mortgaged-related securities and U.S. government and agency securities. The Fund will also seek equity income through investments in dividend-paying stocks. Cash reserves will be invested in money market securities and shares of T. Rowe Price money market funds.


     Fixed income securities may be of short-, intermediate- and long-term maturities, and will comprise a range of credit qualities with either fixed or floating interest rates. The Fund's fixed income investments will typically include investment grade corporate securities and asset-backed and mortgage-related securities, bank loan participations and assignments, and there is no limit on the Fund's investments in these securities. The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P, Moody's or Fitch). Under normal circumstances, no more than 15% of the asset-backed securities purchased for the Fund will be rated less than A- by the three rating agencies. The lowest rating would apply in the case of split-rated asset-backed securities rated by the three rating agencies. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations. The Fund may invest a substantial portion (up to 40% of its total assets) in below-investment grade fixed income securities (or if unrated, of equivalent quality as determined by the subadviser), commonly known as "junk bonds." Junk bonds involve a higher degree of credit risk and price volatility than other, higher-rated fixed income securities. The Fund may invest in U.S. government securities and municipal securities (including Treasury Inflation- Protected Securities or "TIPs"), GNMAs, and other agency-related fixed income securities, and there is no limit on the Fund's investment in these securities. The Fund may also invest up to 45% of its total assets in foreign government and emerging market fixed income securities (excluding Yankee bonds). Foreign currency forwards, options and futures may be used to protect the Fund's foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other securities.

     Individual fixed income securities are selected by a team of T. Rowe Price portfolio managers using the firm's fundamental research and credit analysis. In evaluating fixed income securities, the portfolio managers will consider a variety of factors including the issuer's financial condition and operating history, the depth and quality of its management, and its sensitivities to economic conditions. Portfolio managers will also consider the issuer's debt levels and ability to service its outstanding debt, its access to capital markets and external factors such as the economic and political conditions in the issuer's country.

     The Fund's equity investments, which will be limited to 40% of total assets, will be selected using a value-oriented investment strategy with a focus on large-cap, dividend-paying common stocks. Preferred stocks and securities convertible into equity securities may also be purchased. The subadviser invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

     Other than the specific investment limits described above, there is no minimum or maximum percentage of assets which the subadviser will invest in any particular type of fixed income security. In managing the Fund, the subadviser may vary the allocation of the Fund's assets to a particular market segment based on their outlook for, and on the relative valuations of these market segments. When adjusting the allocations to the various markets, the subadviser rice may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed income sector over another. Maturities of the Fund's fixed income investments reflect the manager's outlook for interest rates.

     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     In pursuing its investment strategy, the subadviser has the discretion to purchase some securities that do not meet the Fund's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, a debt restructuring or other extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Fund may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories or equivalent ratings as determined by the subadviser, maturing in one year or less.

     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk (including value investing risk)


      -- Fixed Income Securities Risk (including lower rated fixed income securities risk)


      --  Foreign Securities Risk (including emerging market risk)

      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk


     The Fund is not the same fund as the T. Rowe Price Spectrum Income Fund which is not offered in this Prospectus and which invests in other T. Rowe Price mutual funds and not individual securities. The funds will have different performance because they hold different investments, charge different fees and expenses and the timing of their investments will vary with the size of cash flows into and out of the funds.

Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 3.52% (for the quarter ended 9/30/2006) and the lowest return was -0.09% (for the quarter ended 6/30/2006).



--------------------------------------------------------------------------------

        7.90%
         2006

--------------------------------------------------------------------------------



                                                            One       Since     Date First
                                                           Year     Inception   Available
 Spectrum Income Trust
   Series NAV                                               7.90%     8.13%     10/24/2005
 Lehman Brothers Aggregate Bond Index(A)                    4.33%     4.40%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.


STRATEGIC BOND TRUST

SUBADVISER:  Western Asset Management Company

INVESTMENT OBJECTIVE:  To seek a high level of total return consistent with preservation of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

     The Fund's assets may be allocated among the following five sectors of the fixed income market:

      --   U.S. government obligations,

      --   investment grade domestic corporate fixed income securities,

      -- below investment grade or non-investment grade high yield corporate fixed income securities,

      --   mortgage-backed and asset-backed securities and

      -- investment grade and below investment grade or non-investment grade high yield international fixed income securities.

     The Fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the subadviser. Below investment grade securities are commonly referred to as "junk bonds."


     The subadviser will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from the Fund which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on the subadviser's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.


     In making this determination, the subadviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. The subadviser also relies on its own assessment of economic and market conditions on both a global and local (country) basis. The subadviser considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The Fund's assets may not always be allocated to the highest yielding securities if the subadviser believes that such investments would impair the Fund's ability to preserve shareholder capital. The subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.


     The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities and investment grade corporate and international fixed income securities purchased by the Fund are set forth in the section entitled "Other Instruments" in the SAI. The types and characteristics of the money market securities purchased by the Fund are similar to the investment objective to obtain maximum current income consistent with preservation of principal and liquidity. Potential investors should review these other discussions in considering an investment in shares of the Fund. The Fund may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Fund's net assets may be invested in foreign securities. The subadviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

     The high yield sovereign fixed income securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. The subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

     Although the subadviser does not anticipate investing in excess of 75% of the Fund's net assets in domestic and developing country fixed income securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. By investing a portion of the Fund's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, the subadviser seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated "C" by Moody's or "CCC" or lower by S&P).

     In light of the risks associated with investing in high yield corporate and sovereign debt securities, the subadviser considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:


          CORPORATE DEBT SECURITIES                         SOVEREIGN DEBT INSTRUMENTS
------------------------------------------------------------------------------------------------
 --  issuer's financial condition                 --  economic and political conditions within
 --  issuer's sensitivity to economic             the issuer's country
     conditions and trends                        --  issuer's external and overall debt levels,
 --  issuer's operating history                   and its ability to pay principal and interest
 --  experience and track record of the               when due
     issuer's management                          --  issuer's access to capital markets and
                                                  other sources of funding
                                                  --  issuer's debt service payment history



     The subadviser also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objective may be more dependent on the subadviser's credit analysis than would be the case if it invested in higher quality debt securities.


     The Fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Fixed Income Securities Risk

          (including lower rated fixed income securities risk)

      --  Foreign Securities Risk
       (including emerging markets)


      --  High Portfolio Turnover Risk


      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed
       Securities Risk

Past Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.94% (for the quarter ended 6/30/2003) and the lowest return was -3.29% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

        11.0%       1.3%       2.2%       7.4%       6.2%       9.0%      13.1%       6.7%       2.7%       7.0%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Strategic Bond Trust
   Series I                                               6.97%   7.63%   6.59%   02/19/1993
   Series II(B)                                           6.86%   7.44%   6.50%   01/28/2002
   Series NAV(A)                                          7.05%   7.66%   6.61%   02/28/2005
 Lehman Brothers Aggregate Bond Index                     4.33%   5.06%   6.24%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 5.85% (for the quarter ended 6/30/2003) and the lowest return was -3.29% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

        11.0%       1.3%       2.2%       7.4%       6.2%       8.9%      12.9%       6.4%       2.4%       6.9%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Strategic Bond Trust
   Series II(B)                                           6.86%   7.44%   6.50%   01/28/2002
 Lehman Brothers Aggregate Bond Index                     4.33%   5.06%   6.24%



(A)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

STRATEGIC INCOME TRUST

SUBADVISER:  MFC Global Investment Management (U.S.), LLC

INVESTMENT OBJECTIVE:  To seek a high level of current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its assets in foreign government and corporate debt securities from developed and emerging markets U.S. Government and agency securities and domestic high yield bonds.

     The Fund may also invest in preferred stock and other types of debt securities, including domestic corporate debt securities and mortgage-backed securities.


     Although the Fund may invest up to 10% of its total assets in securities rated as low as D (in default) by S&P or Moody's (and their unrated equivalents), it generally intends to keep its average credit quality in the investment grade. There is no limit on the Fund's average maturity.


     The Fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by S&P or Moody's). Under normal circumstances, no more than 15% of the Fund's total assets will be invested in asset-backed securities rated less than A by both rating agencies.

     In managing the Fund, the subadviser allocates assets among the three major types of securities based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the Fund's assets in any one sector.

     Within each types of security, the subadviser looks for investments that are appropriate for the overall Fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

     The Fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the Fund may invest up to 10% of net assets in domestic or foreign stocks.

     The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk


      --  Fixed Income Securities Risk


      --  Foreign Securities Risk

          (including emerging markets risk)

      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk


Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 2.20% (for the quarter ended 9/30/2006) and the lowest return was -0.60% (for the quarter ended 3/31/2005).



--------------------------------------------------------------------------------

         2.1%       4.1%
         2005       2006

--------------------------------------------------------------------------------



                                                          One      Since     Date First
                                                          Year   Inception   Available
 Strategic Income Trust
   Series I                                               4.13%     5.68%    05/03/2004
   Series II                                              3.95%     5.50%    05/03/2004
   Series NAV                                             4.15%     5.71%    04/29/2005
 Lehman Brothers Aggregate Bond Index(A)                  4.33%     4.18%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of month end.

TOTAL RETURN TRUST

SUBADVISER:  Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE:  To seek maximum total return, consistent with preservation of capital and prudent investment management.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.


     In selecting securities for the Fund, the subadviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

      -- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

      --   mortgage-backed and other asset-backed securities;

      --   inflation-indexed bonds issued by both governments and corporations;

      -- structured notes, including hybrid or "indexed" securities and event-linked bonds;

      --   loan participations and assignments;

      --   delayed funding loans and revolving credit facilities;

      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;

      -- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

      --   repurchase agreements and reverse repurchase agreements;

      -- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

     The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The average Fund duration will normally vary within a three to six year time frame.


     The Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Principal Risks and Investment Policies -- Hedging and Other Strategic Transactions" including:



      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,



      --   purchase and sell futures and options on futures,



      --   purchase and sell currency or securities on a forward basis, and



      -- enter into interest rate, index, equity, total return, currency, and credit default swap agreements.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


     The Fund may make short sales of a security, including short sales "against the box."

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk



      --  Fixed Income Securities Risk


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk


      --  Issuer Risk

      --  Liquidity Risk

      --  Mortgage-Backed and Asset-Backed
       Securities Risk

      --  Short Sale Risk

Past Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended 9/30/2001) and the lowest return was -2.19% (for the quarter ended 6/30/2004).


--------------------------------------------------------------------------------

        10.9%       8.3%       9.5%       5.0%       5.0%       2.4%       3.7%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Total Return Trust
   Series I                                               3.67%   5.09%     5.64%     05/01/1999
   Series II(C)                                           3.42%   4.91%     5.52%     01/28/2002
   Series NAV(B)                                          3.66%   5.10%     5.65%     02/28/2005
 Lehman Brothers Aggregate Bond Index(A)                  4.33%   5.06%     5.79%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended 9/30/2001) and the lowest return was -2.23% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

        10.9%       8.3%       9.4%       4.9%       4.7%       2.3%       3.4%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Total Return Trust
   Series II(C)                                           3.42%   4.91%     5.52%     01/28/2002
 Lehman Brothers Aggregate Bond Index(A)                  4.33%   5.06%     5.79%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of a month end.



(B)NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

U.S. GOVERNMENT SECURITIES TRUST

SUBADVISER:  Western Asset Management Company

INVESTMENT OBJECTIVE:  To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The Fund may invest the balance of its assets in non-U.S. government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

     The Fund invests in:

      -- mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

      -- U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

      -- obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);


      -- mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association;



      --   futures contracts or financial instruments and indices; and


      -- collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     As noted above, the Fund may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).


     For purposes of diversification requirements established pursuant to the Internal Revenue Code, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the Fund may not invest more than 55% of the value of its total assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


         --  Active Management Risk                       --  Issuer Risk
         --  Credit and Counterparty Risk                 --  Liquidity Risk
         --  Derivatives Risk                             --  Mortgage-Backed and Asset-Backed
         --  Fixed Income Securities Risk                 Securities Risk

Past Performance(A, B, C)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.48% (for the quarter ended 9/30/2001) and the lowest return was -1.40% (for the quarter ended 6/30/2004).


--------------------------------------------------------------------------------

         8.5%       7.5%      -0.2%      10.9%       7.0%       8.0%       1.7%       2.9%       1.6%       4.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 U.S. Government Securities Trust
   Series I                                               4.39%   3.69%   5.16%   03/18/1988
   Series II(C)                                           4.19%   3.54%   5.09%   01/28/2002
   Series NAV(B)                                          4.39%   3.69%   5.17%   02/28/2005
 Citigroup 1-10 Year Treasury Index                       3.55%   3.65%   5.30%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 4.48% (for the quarter ended 9/30/2001) and the lowest return was -1.45% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

         8.5%       7.5%      -0.2%      10.9%       7.0%       7.9%       1.6%       2.7%       1.5%       4.2%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 U.S. Government Securities Trust
   Series II(C)                                           4.19%   3.54%   5.09%   01/28/2002
 Citigroup 1-10 Year Treasury Index                       3.55%   3.65%   5.30%



(A)Effective December 13, 1991, the Fund changed its subadviser and its investment objective. Performance reflects results prior to these changes.



(B)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

U.S. HIGH YIELD BOND TRUST

SUBADVISER:  Wells Capital Management, Incorporated

INVESTMENT OBJECTIVE:  To seek total return with a high level of current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

     The subadviser actively manages a diversified portfolio of below investment grade debt securities (often called "junk bonds" or high yield securities). The subadviser does not manage the portfolio to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments.

The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The subadviser's research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.


     The subadviser purchases securities for the Fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The subadviser attempts to invest in high yield securities of issuers which it believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the Fund consists of income earned on the Fund's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

     Under normal circumstances, the subadviser invests:

      --   Up to 15% of total assets in any one industry; and

      --   Up to 5% of total assets in any one issuer.

     The subadviser will generally invest in below investment grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the Fund's securities is expected to be at least B- as rated by S&P.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      -- Fixed Income Securities Risk (including lower rated fixed income securities risk)


      --  High Portfolio Turnover Risk


      --  Issuer Risk


      --  Liquidity Risk



Past Performance(A)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 3.68% (for the quarter ended 12/31/2006) and the lowest return was -0.01% (for the quarter ended 6/30/2006).


--------------------------------------------------------------------------------

         9.6%
         2006

--------------------------------------------------------------------------------



                                                            One       Since     Date First
                                                           Year     Inception   Available
 U.S. High Yield Bond Trust
   Series I                                                 9.58%      8.17%     4/29/2005
   Series II                                                9.46%      8.05%     4/29/2005
   Series NAV                                               9.62%      8.24%     4/29/2005
 Merrill Lynch High Yield Master II Constrained Index(A)   10.71%      9.66%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 3.60% (for the quarter ended 12/31/2006) and the lowest return was 0.03% (for the quarter ended 6/30/2006).





--------------------------------------------------------------------------------

         9.5%
         2006

--------------------------------------------------------------------------------






                                                            One       Since     Date First
                                                           Year     Inception   Available
 U.S. High Yield Bond Trust
   Series II                                                9.46%      8.05%     4/29/2005
 Merrill Lynch High Yield Master II Constrained Index(A)   10.71%      9.66%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.

                                  HYBRID FUNDS

GLOBAL ALLOCATION TRUST

SUBADVISER:  UBS Global Asset Management (Americas) Inc.

INVESTMENT OBJECTIVE:  To seek total return, consisting of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will allocate its assets between fixed income securities and equity securities.


     The Fund is a multi-asset fund and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.



     Within the equity portion of the Fund, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.


     For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

     While the subadviser's investment decisions with respect to the equity portion of the portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the subadviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

     To invest in growth equities, the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.


     In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Fund may invest in both investment grade and high yield (lower-rated) securities (sometimes referred to as "junk bonds").


     The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

     The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.


     The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. The subadviser actively manages the Fund. As such, increased Fund turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


     Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock, preferred stock, IPOs and ETFs. The Fund may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the Fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

     The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  ETFs Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  IPOs Risk

      --  Issuer Risk


      --  Liquidity Risk


     The subadviser allocates the Fund's assets among several asset categories. The risks associated with asset allocation include the risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be over weighted in equity securities when the stock market is falling and the fixed income market is rising.

Past Performance(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.38% (for the quarter ended 6/30/2003) and the lowest return was -17.65% (for the quarter ended 9/30/2002).


--------------------------------------------------------------------------------

        -13.4%     -23.2%     26.4%      12.7%       6.2%      13.5%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Global Allocation Trust
   Series I                                               13.50%   5.70%     1.53%     05/01/2000
   Series II(D)                                           13.28%   5.54%     1.41%     01/28/2002
   Series NAV(C)                                          13.58%   5.73%     1.55%     02/28/2005
 Global Securities Markets
   Index(A, B)                                            14.84%   6.68%     1.65%
 S&P 500 Index(A)                                         15.79%   6.19%     1.14%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 14.24% (for the quarter ended 6/30/2003)and the lowest return was -17.55% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -13.4%     -23.3%     26.5%      12.5%       5.9%      13.3%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Global Allocation Trust
   Series II(D)                                           13.28%   5.54%     1.41%     01/28/2002
 Global Securities Markets
   Index(A, B)                                            14.84%   6.68%     1.65%
 S&P 500 Index(A)                                         15.79%   6.19%     1.14%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.

(B)The Global Securities Markets Index is an unmanaged index compiled by UBS Global Asset Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Constrained Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global Index.

(C)NAV shares were first offered February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


(E)The current subadviser assignment became effective May 1, 2003. Performance reflects results prior to this change.


INCOME & VALUE TRUST

SUBADVISER:  Capital Guardian Trust Company

INVESTMENT OBJECTIVE:  To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the Fund's total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the Fund's investment objective.


     The subadviser has a large and experienced research team that includes equity and fixed-income analysts -- focused on gathering in-depth, firsthand information on companies and securities in the U.S. markets -- as well as economists who conduct global macroeconomic research. The subadviser emphasizes research and actively manages portfolios across asset classes, using a bottom-up approach to selecting individual securities. A team of senior portfolio managers determines tactical allocation shifts between these actively managed portfolios. These shifts are based on the expected returns of these active portfolios rather than the expected returns for the indices they are managed against.



     Allocation between the equity and fixed-income portfolios are made by a team of senior portfolio managers representing various asset classes. Each month, team members vote on how the model portfolio should be allocated. The votes are averaged and the results are used to allocate the components of the portfolio.



     At least 80% of the fixed income portion of the Fund will consist of the following:



      -- securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by the subadviser to be of equivalent investment quality including mortgage-related and asset-backed securities (see "Other Risks of Investing" below for a description of these securities);



      -- non-U.S. dollar fixed income securities (up to 15% of the portfolio's assets including up to 5% in emerging market fixed income securities);



      -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and/or



      -- cash or cash equivalents including commercial bank obligations and commercial paper.



     Fixed-income securities may include American Depositary Receipts (ADRs), Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed income securities subject to the limits set forth above.



     Equity securities shall be traded on national securities exchanges, NASDAQ or in other national OTC markets and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk


      --  Fixed Income Securities Risk


      --  Foreign Securities Risk


      --  Issuer Risk



      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk

Past Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 13.68% (for the quarter ended 6/30/2003) and the lowest return was -13.70% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        15.9%      15.3%       8.5%       4.9%       1.0%      -15.9%     26.5%       7.6%       5.2%       8.7%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Income & Value Trust
   Series I                                               8.66%    5.53%   7.23%   08/03/1989
   Series II(D)                                           8.42%    5.33%   7.13%   01/28/2002
   Series NAV(C)                                          8.78%    5.55%   7.24%   04/29/2005
 Combined Index(B)                                        11.10%   6.00%   6.40%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 13.57% (for the quarter ended 6/30/2003) and the lowest return was -13.71% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        15.9%      15.3%       8.5%       4.9%       1.0%      -16.0%     26.3%       7.4%       5.0%       8.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Income & Value Trust
   Series II(D)                                           8.42%    5.33%   7.13%   01/28/2002
 Combined Index(B)                                        11.10%   6.00%   6.40%



(A)Effective May 1, 1999, the Fund changed its subadviser and its investment objective. Performance reflects results prior to these changes.


(B)The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter.


(C)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

MANAGED TRUST

SUBADVISERS: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") and Declaration Management and Research LLC ("Declaration")

INVESTMENT OBJECTIVE:  To seek income and long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests primarily in a diversified mix of: (a) common stocks of large capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

     The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

        60%* GMO

        40%* Declaration

     *Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.

GMO

     In managing its portion of the Fund, GMO seek to outperform its benchmark, currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.


     GMO typically invests its portion of the Fund in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. GMO defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index ($1.42 billion to $410.66 billion as of February 28, 2007. Under normal circumstances, GMO invests at least 80% of its portion of the Fund in investments tied economically to the U.S.


     GMO uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what GMO believes to be their fundamental value. GMO also uses proprietary techniques to adjust the Fund for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by GMO and the models it uses may change over time.

     GMO intends that its portion of the Fund will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO in managing its portion of the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

DECLARATION

     Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bond and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of Treasury securities.

     Declaration normally has no more than 10% of its bond total assets in high yield bonds (commonly know as "junk bonds") and normally invests in foreign securities only if U.S. dollar denominated.

     Except as otherwise stated under "Temporary Defensive Investing" the portion of the Fund managed by Declaration normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk
       (including value investing risk)


      -- Fixed Income Securities Risk (including lower rated fixed income securities risk)



      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk

      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 14.77% (for the quarter ended 12/31/1998) and the lowest return was -10.91% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        18.7%      20.4%       9.1%       0.0%      -2.8%      -13.2%     19.0%       8.2%       2.7%       7.5%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Managed Trust
   Series NAV(A)                                            7.48%     4.28%    6.46%   03/29/1986
 Managed Combined Index(B)                                 11.12%     5.99%    7.88%
 S&P 500 Index                                             15.79%     6.19%    8.42%
 Lehman Brothers Aggregate Bond Index                       4.33%     5.06%    6.24%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Managed Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund, JHT's predecessor. These shares were first issued March 29, 1986.

(B)The Combined Index represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index from January 1998 thereafter.

(C)The current subadviser assignment became effective August 1, 2005. Performance reflects results prior to this change.

                                SPECIALTY FUNDS

FINANCIAL SERVICES TRUST

SUBADVISER:  Davis Selected Advisers, L.P.

INVESTMENT OBJECTIVE:  To seek growth of capital.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services and the Fund invests primarily in common stocks of financial services companies.


     A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The Fund may also invest in other equity securities and in foreign and fixed income securities.

     The subadviser uses the Davis Investment Discipline in managing the Fund's portfolio. The subadviser conducts extensive research to seek to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

     The subadviser has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an approximate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

      --   Proven track record

      --   Significant personal ownership in business

      --   Strong balance sheet

      --   Low cost structure

      --   High after-tax returns on capital

      --   High quality of earnings

      --   Non-obsolescent products/services

      --   Dominant or growing market share

      --   Participation in a growing market

      --   Global presence and brand names

     The subadviser's goal is to invest in companies for the long term. The subadviser considers selling a company if it believes the stock's market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

     The Fund concentrates (that is invests at least 25% or more) its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a fund which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk


      --  Industry or Sector Investing Risk
       (including financial services industry risk)


      --  Issuer Risk


      --  Liquidity Risk


      --  Non-Diversified Fund Risk

Past Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.96% (for the quarter ended 6/30/2003) and the lowest return was -15.36% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -17.9%     33.6%      10.4%       9.8%      23.1%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five       Since     Date First
                                                          Year     Years    Inception   Available
 Financial Services Trust
   Series I                                               23.12%   10.35%     7.70%     04/30/2001
   Series II(B)                                           22.77%   10.15%     7.52%     01/28/2002
   Series NAV(A)                                          23.16%   10.36%     7.70%     04/29/2005
 Lipper Financial Services Fund Index(C)                  15.90%   10.20%     8.76%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 20.85% (for the quarter ended 6/30/2003) and the lowest return was -15.28% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -18.0%     33.4%      10.1%       9.6%      22.8%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five       Since     Date First
                                                          Year     Years    Inception   Available
 Financial Services Trust
   Series II(B)                                           22.77%   10.15%     7.52%     01/28/2002
 Lipper Financial Services Fund Index(C)                  15.90%   10.20%     8.76%



(A)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had such performance reflected NAV share expenses, performance would be higher.


(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


(C)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.


GLOBAL REAL ESTATE TRUST


SUBADVISER:  Deutsche Investment Management Americas Inc. ("DIMA")



      -- RREEF America ("DIMA RREEF") L.L.C. provides sub-subadvisory services to DIMA in its management of the Global Real Estate Trust


INVESTMENT OBJECTIVE:  To seek a combination of long-term capital appreciation and current income.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The Fund will be invested in issuers located in at least three different countries, including the U.S.



     The Fund may also invest its assets in short-term debt securities, notes, bonds, securities of companies not principally engaged in real estate, stock index futures contracts and similar instruments and American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs).

     A company is considered to be a real estate operating company if, in the opinion of the subadviser, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.



     The subadviser looks for real estate securities it believes will provide superior returns to the Fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.



     To find these issuers, the subadviser tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a global network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The subadviser also considers the effect of the real estate securities markets in general when making investment decisions. The subadviser does not attempt to time the market.



     The Fund may realize some short-term gains or losses if the subadviser chooses to sell a security because it believes that one or more of the following is true:


      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.


     The subadviser's U.S. fund management team will select all North and South American investments. Foreign investments will be selected by fund management teams within affiliates of the subadviser under common control with Deutsche Bank AG, the indirect parent company of the subadviser. All fund management teams will contribute to the global regional allocation process.


Description of REITs

     A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.


     Based on its recent practices, the subadviser expects that the Fund's assets will be invested primarily in equity REITs. In changing market conditions, the Fund may invest in other types of REITs. While a REIT is an entity defined by U.S. tax laws, various countries have created entities similar to REITs.



     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk


      --  Industry or Sector Investing Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Real Estate Securities Risk

Past Performance


     Performance is not provided since the Fund commenced operations in May
2006.


HEALTH SCIENCES TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


     While the Fund may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.

     The subadviser's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

     The Fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries.

     In managing the Fund, the subadviser uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

     The Fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk
       (including emerging market risk)

      --  Industry or Sector Investing Risk
       (including health sciences risk)

      --  Issuer Risk


      --  Liquidity Risk


Past Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 18.13% (for the quarter ended 6/30/2003) and the lowest return was -15.79% (for the quarter ended 6/30/2002).



--------------------------------------------------------------------------------

        -27.2%     36.2%      15.3%      12.5%       8.5%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five       Since     Date First
                                                           Year      Years    Inception   Available
 Health Sciences Trust
   Series I                                                 8.51%     6.89%      7.55%    04/30/2001
   Series II(C)                                             8.30%     6.71%      7.39%    01/28/2002
   Series NAV(B)                                            8.50%     6.90%      7.56%    04/29/2005
 Lipper Health/Biotechnology Fund Index(A)                  4.80%     4.69%      4.71%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 18.05% (for the quarter ended 6/30/2003) and the lowest return was -15.79% (for the quarter ended 6/30/2002).



--------------------------------------------------------------------------------

        -27.2%     35.9%      15.0%      12.3%       8.3%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                            One      Five       Since     Date First
                                                           Year      Years    Inception   Available
 Health Sciences Trust
   Series II(C)                                             8.30%     6.71%      7.39%    01/28/2002
 Lipper Health/Biotechnology Fund Index(A)                  4.80%     4.69%      4.71%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.



(B)NAV shares were first offered on April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.



(D)Since June 1, 2001, a portion of the Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.


MUTUAL SHARES TRUST

SUBADVISERS:  Franklin Mutual Advisers, LLC

INVESTMENT OBJECTIVE:  To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests mainly in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

     Following this value-oriented strategy, the Fund invests primarily in:


      -- Undervalued Securities. Securities the subadviser believes are trading at a discount to intrinsic value.


     And, to a lesser extent, the Fund also invests in:

      -- Risk Arbitrage Securities. Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the subadviser believes are inexpensive relative to an economically equivalent security of the same or another company.

      -- Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial realigning or bankruptcy.


     In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Fund currently invests predominantly in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, and a portion of its assets may be invested in small-cap companies.



     While the Fund generally purchases securities for investment purposes, the subadviser may seek occasionally to influence or control management, or invest in other companies to do so, when it believes the Fund may benefit.


     The Fund expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

     The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation rather than to seek income.


     When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the subadviser believes is either inexpensive relative to the price of the other security or otherwise undervalued, and sells short the security that the subadviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring or other corporate action or event.

     The subadviser employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the subadviser focuses on the market price of a company's securities relative to the subadviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the subadviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The subadviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk


      --  Arbitrage Securities and Distressed
       Companies Risk


      --  Credit and Counterparty Risk

      --  Derivatives Risk


      --  Equity Securities Risk
       (including value investing risk)


      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk

      --  Liquidity Risk


      --  Short Sale Risk


      --  Small and Medium Size Company Risk

Past Performance

     Past performance is not provided since the Fund commenced operations in May 2007.

NATURAL RESOURCES TRUST

SUBADVISER:  Wellington Management Company LLP

INVESTMENT OBJECTIVE:  To seek long-term total return.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

     The Fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The Fund invests in four major sectors: 1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.

     Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

     Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

     Forest Products. The forest products sector includes timber, pulp and paper product companies.

     Other Natural Resources-Based Companies. Other natural resources sectors consist of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

     The Fund's "normal" allocation across the natural resources sectors is approximately:

      --   60% -- Energy and energy related

      --   30% -- Metals and mining

      -- 10% -- Forest products, miscellaneous commodities companies, and non-ferrous metals.

     The "normal" sector allocation reflects the subadviser's view on availability and relative attractiveness of investment opportunities within the natural resources area. The Fund's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

     The subadviser uses a value-based approach to invest in a broad range of natural resources sectors. The subadviser utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions the Fund is fully invested.


     Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of the subadviser's analysis is understanding the economic and political dynamics of each of these countries. The Fund may invest without limitation in foreign securities, including emerging markets. The Fund utilizes currency hedging to protect the value of the Fund's assets when the subadviser deems it advisable to do so.


     The subadviser utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the Fund on the basis of relative attractiveness. The subadviser uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      -- Foreign Securities Risk (including emerging market risk)


      --  Industry or Sector Investing Risk


      --  Issuer Risk


      --  Liquidity Risk



Past Performance(A, B, C)


     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 25.72% (for the quarter ended 9/30/2005) and the lowest return was -7.48% (for the quarter ended 9/30/2006).



--------------------------------------------------------------------------------

        24.3%      46.8%      22.3%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                            One       Since     Date First
                                                           Year     Inception   Available
 Natural Resources Trust
   Series I                                                22.30%    37.60%     05/01/2003
   Series II                                               22.03%    37.30%     05/01/2003
   Series NAV(B)                                           22.31%    37.63%     02/28/2005
 Lipper Natural Resources Fund Index(A)                    33.77%    15.04%
 Combined Index(A, C)                                      24.08%    32.13%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 25.69% (for the quarter ended 9/30/2005) and the lowest return was -7.53% (for the quarter ended 9/30/2006).



--------------------------------------------------------------------------------

        24.1%      46.4%      22.0%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 Natural Resources Trust
   Series II                                              22.03%    37.30%     05/01/2003
 Lipper Natural Resources Fund Index(A)                   33.77%    15.04%
 Combined Index(A, C)                                     24.08%    32.13%

(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

REAL ESTATE EQUITY TRUST

SUBADVISER:  T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:  To seek long-term growth through a combination of capital appreciation and current income.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.


     The Fund is likely to maintain a substantial portion of assets in REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments. The Fund generally invests in equity REITs. Other investments in the real estate industry may include real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms, finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.


     The types of properties owned, and sometimes managed, by REITs include: office buildings, apartments and condominiums, retail properties, industrial and commercial sites, hotels and resorts, health care facilities, manufactured housing, self-storage facilities, leisure properties and special use facilities.


     REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. For this reason and others, a fund investing in REITs provides investors with an efficient, low-cost means of diversifying among various types of property in different regions.


     The Fund will not own real estate directly and will have no restrictions on the size of companies selected for investment. Up to 20% of the Fund's net assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms or in companies unrelated to the real estate business.



     Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospect and income-producing potential. Factors considered by the subadviser in selecting real estate companies include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company's real estate activities.



     In pursuing the Fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


     While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 25% of total assets), convertible securities, futures, and options, in keeping with the objectives of the Fund. The Fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. The Fund may purchase up to 10% of its total assets in any type of non-investment grade debt securities (or "junk bond") including those in default. Fund investments in convertible securities are not subject to this limit. Below investment grade bonds or junk bonds can be more volatile and have greater risk of default than investment grade bonds.

     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Industry or Sector Investing Risk


      --  Issuer Risk



      --  Liquidity Risk


      --  Real Estate Securities Risk

      --  Small and Medium Size Companies Risk


Past Performance



     Performance is not provided since the Fund commenced operations in May
2006.


REAL ESTATE SECURITIES TRUST

SUBADVISER:  Deutsche Investment Management Americas, Inc. ("DIMA")


      -- RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust ("DIMA RREEF")


INVESTMENT OBJECTIVE:  To seek to achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

     A company is considered to be a real estate company if, in the opinion of DIMA RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

     DIMA RREEF looks for real estate securities it believes will provide superior returns to the Fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

     To find these issuers, DIMA RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DIMA RREEF believes will be the most profitable to the Fund. DIMA RREEF also considers the effect of the real estate securities markets in general when making investment decisions. DIMA RREEF does not attempt to time the market.

     A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     The Fund may realize some short-term gains or losses if DIMA RREEF chooses to sell a security because it believes that one or more of the following is true:

      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.

     Based on its recent practices, DIMA RREEF expects that the Fund's assets will be invested primarily in equity REITs. In changing market conditions, the Fund may invest in other types of REITs.


     When DIMA RREEF believes that it is prudent, the Fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the Fund's cash assets remain liquid while performing more like stocks).


     The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

     The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.


Principal Risks of Investing in this Fund


     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk


      --  Equity Securities Risk



      --  Industry or Sector Investing Risk


      --  Issuer Risk


      --  Liquidity Risk



      --  Non-Diversified Fund Risk



      --  Real Estate Securities Risk


Past Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.06% (for the quarter ended 12/31/2004) and the lowest return was -11.04% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

        18.4%      -16.4%     -8.0%      25.7%       3.1%       2.6%      39.1%      32.0%      11.8%      38.1%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 Real Estate Securities Trust
   Series I                                               38.10%   23.83%   13.14%   04/30/1987
   Series II(C)                                           37.82%   23.63%   13.05%   01/28/2002
   Series NAV(B)                                          38.17%   23.86%   13.15%   02/28/2005
 Morgan Stanley
   REIT Index                                             35.92%   23.22%   14.35%



(A)On November 25, 2002, the Fund changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with JHT. Performance presented for this Fund is based upon the performance of the respective predecessor Manulife Series Fund, Inc. for periods prior to December 31, 1996.



(B)NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


SCIENCE & TECHNOLOGY TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price") and RCM Capital Management LLC ("RCM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital. Current income is incidental to the Fund's objective.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

     The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Fund will be rebalanced quarterly so that each subadviser manages the following portion of the Fund:

        50%* T. Rowe Price

        50%* RCM

     * Percentages are approximate. Since the Fund is only rebalanced quarterly, the actual portion of the Fund managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.


     In managing its portion of the Fund, RCM may enter into short sales, including short sales against the box.


     Some industries likely to be represented in the Fund include:

         --  Computers including hardware, software       --  life sciences and health care, including
        and   electronic components                         pharmaceuticals, medical devices, and
         --  telecommunications                             biotechnology
         --  media and information services               --  chemicals and synthetic materials
         --  environmental services                       --  defense and aerospace
         --  e-commerce

     While most of the Fund's assets are invested in U.S. common stocks, the Fund may also purchase other types of securities, including U.S. and non-U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

     Stock selection for the Fund generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, Fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The Fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through IPOs.

     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risk associated therewith.

     The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

     In pursuing the Fund's investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.


Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk


      --  Equity Securities Risk
       (including growth investing risk)


      --  Foreign Securities Risk


      --  High Portfolio Turnover Risk



      --  Industry or Sector Investing Risk
       (including telecommunications, health
       sciences and technology related risks)


      --  Issuer Risk


      --  Liquidity Risk


      --  Non-Diversified Fund Risk

      --  Small and Medium Size Companies Risk

Past Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/31/1998) and the lowest return was -40.43% (for the quarter ended 9/30/2001).


--------------------------------------------------------------------------------

        43.3%      99.5%      -34.1%     -41.2%     -40.8%     50.4%       0.9%       2.1%       5.5%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 Science & Technology Trust
   Series I                                               5.52%   -0.65%     1.73%     01/01/1997
   Series II(C)                                           5.38%   -0.76%     1.67%     01/28/2002
   Series NAV(B)                                          5.60%   -0.62%     1.75%     04/29/2005
 Lipper Science & Technology Fund Index(A)                6.74%    0.76%     4.83%
 Goldman Sachs Technology Index(A)                        8.98%    0.98%     6.29%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/31/1998) and the lowest return was -40.43% (for the quarter ended 9/30/2001).





--------------------------------------------------------------------------------

        43.3%      99.5%      -34.1%     -41.3%     -40.8%     50.5%       0.8%       1.8%       5.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 Science & Technology Trust
   Series II(C)                                           5.38%   -0.76%     1.67%     01/28/2002
 Lipper Science & Technology Fund Index(A)                6.74%    0.76%     4.83%
 Goldman Sachs Technology Index(A)                        8.98%    0.98%     6.29%



(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.


(B)NAV shares were first offered on April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(C)Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


(D)Since June 1, 2000, a portion of the Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.


UTILITIES TRUST

SUBADVISER:  Massachusetts Financial Services Company


INVESTMENT OBJECTIVE:  To seek capital growth and current income (income above that available from the Fund invested entirely in equity securities).


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).


     The Fund invests in the following fixed income securities:



      -- corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to but not including 20% of its net assets in lower rated bonds, commonly known as junk bonds.

      --   mortgage-backed securities and asset-backed securities.


      -- U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
           (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be charted or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.


     The Fund may not exceed 35% of its net assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:


      --   Equity securities of foreign companies in the utilities industry,

      -- Fixed income securities of foreign companies in the utilities industry,

      --   Fixed income securities issued by foreign governments.

     The Fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.


     The Fund may also invest to a limited extent in: (a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities, (f) indexed/structured securities and (g) repurchase agreements, (h) short-term instruments and (i) when-issued securities. These investment techniques and practices are described further in the Prospectus under "Additional Investment Policies and Transactions" and in the SAI.


     The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the Fund invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include: (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and (ii) companies engaged in telecommunications, including telephone, cellular, telegraph, satellite, microwave, cable television and other communications media.


     The subadviser uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.



     The Fund may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:


      --   a fixed income stream, and

      -- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.


     The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk


      --  Foreign Securities Risk
       (including emerging markets risk)


      --  High Portfolio Turnover Risk


      --  Industry or Sector Investing Risk
       (including utilities risk)


      --  Issuer Risk


      --  Liquidity Risk


      --  Mortgage-Backed and Asset-Backed Securities Risk


      --  Non-Diversified Fund Risk


Past Performance (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 19.87% (for the quarter ended 6/30/2003) and the lowest return was -15.58% (for the quarter ended 6/30/2002).


--------------------------------------------------------------------------------

        -23.5%     34.5%      29.4%      16.8%      31.0%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Utilities Trust
   Series I                                               31.00%   15.32%     7.70%     04/30/2001
   Series II(C)                                           30.77%   15.11%     7.53%     01/28/2002
   Series NAV(B)                                          31.07%   15.31%     7.70%     04/29/2005
 S&P Utilities Sector Index(A)                            20.97%    9.20%     1.66%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.



(B)NAV shares were first offered April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.


ABSOLUTE RETURN TRUST

SUBADVISERS: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

      -- MFC Global Investment Management (U.S.), LLC provides sub-subadvisory services to MFC Global (U.S.A.) in its management of the Absolute Return Trust.

INVESTMENT OBJECTIVE:  To seek maximum real return, consistent with preservation of real capital and prudent investment management.

INVESTMENT STRATEGIES: To pursue this goal, the Fund invests in a number of the other Funds of the John Hancock funds complex.

     The Fund may also invest in the securities of other investment companies and in other types of investments as described below.

     In employing its investment strategies for the Fund, the subadviser attempts to achieve an average annual total rate of return for the Fund that meets or exceeds the Consumer Price Index (All Urban Consumers) plus 6% (before fees) over a long-term time horizon (approximately five to eight years) while attempting to maintain a low probability of negative returns in any 12-month time period. The Adviser and the subadviser do not represent or guarantee that the Fund will meet this total return goal or achieve positive returns every year.


     The Fund may purchase shares of other funds of the John Hancock funds complex except the Lifestyle Trusts, Index Allocation Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Global Growth Trust, American High-Income Bond

Trust, American New World Trust, American Global Small Cap Trust and American Asset Allocation Trust. The underlying funds in which the Fund may invest in as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the funds in which the Fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.


     The Fund is non-diversified for purposes of the 1940 Act.

Other Permitted Investments

     The Fund may:

      --   Purchase U.S. government securities and short-term paper.


      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.



      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Fund, including ETFs.


      --   Purchase domestic and foreign equity and fixed-income securities.

      -- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

      -- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

      -- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

      -- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

      -- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

      -- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

     The Fund may use various investment strategies such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market. The Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.


     Because of uncertainties under Federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund's Chief Compliance Officer. See "Additional Information Concerning Taxes" in the SAI.


Expenses

     The Absolute Return Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of any investment company or similar entity in which it invests.

Management of the Absolute Return Trust


     Subject to the limitations described above, the Fund may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Fund. Such adjustments may be made, for example, to increase or decrease the Fund's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of the Fund's assets subject to the management of a particular underlying fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of the Fund will reflect both its subadviser's allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity in which the Fund invests.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk
       (including emerging markets risk)

      --  Investment Company Securities Risk

      --  Issuer Risk


      --  Liquidity Risk



      --  Non-Diversified Fund Risk


Past Performance


     Performance is not provided since the Fund has not commenced operations.

                                 FUND OF FUNDS

INDEX ALLOCATION TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  Seeks long term growth of capital. Current income is also a consideration.


INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in a number of the other index Funds of JHT ("Underlying Funds"). The Fund invests approximately 70% of its total assets in Underlying Funds which invest primarily in equity securities and approximately 30% of its total assets in Underlying Funds which invest primarily in fixed income securities.


     The Underlying Funds eligible for purchase by the Fund are the 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Bond Index Trust A. The Underlying Funds are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Fund investing primarily in fixed income securities is the Bond Index Trust A. All other Underlying Funds invest primarily in equities securities. The Underlying Funds are described in Appendix B in this Prospectus.

     The Fund may invest in various Underlying Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the Index Allocation Trust invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

     Because substantially all of the securities in which the Index Allocation Trust may invest are Underlying Funds, the Index Allocation Trust is non-diversified for purposes of the 1940 Act.


     Variations in the target percentage allocations between the two types of Underlying Funds (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 30% of assets in fixed income securities and 70% of assets in equity securities, the Index Allocation Trust may have a fixed income/equity allocation of 80%/20% or 60%/40%. Variations beyond the permissible deviation range of 10% are not permitted except that, in light of market or economic conditions, the subadviser may determine that the normal percentage limitations should be exceeded to protect the Fund or to achieve the Fund's objective.


     The Fund is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Fund will be directed to the Underlying Fund that most deviates from target. Quarterly, the subadviser may also rebalance the Fund's Underlying Funds to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the Fund. Such adjustments may be made to increase or decrease the Fund's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Fund's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of the Fund will reflect both its subadviser's allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers. The Index Allocation Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Fund in which it invests.

     The Fund purchases only NAV shares of the Underlying Funds. (NAV shares are not subject to any Rule 12b-1 fees).

Use of Hedging and Other Strategic Transactions

     The Fund is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in the Index Allocation Trust

     The Fund is subject to the same risks as the Underlying Funds in which it invests. The principal risks of investing in the Index Allocation Trust are:


      -- To the extent the Fund invests in Underlying Funds that invest primarily in equity securities, the Fund will be subject to the risks of investing in equity securities.

      -- To the extent the Fund invests in Underlying Portfolios that invest primarily in fixed income securities, the Fund will be subject to the risks of investing in fixed income securities.



      -- To the extent that Index Allocation Trust invests in Underlying Portfolios that invest in foreign securities, the Fund will be subject to the risks of investing in foreign securities.



     The risks of investing in these securities are set forth below under "Additional Information About the Funds' Principal Risks and Investment Policies."



      -- The Index Allocation Trust is a non-diversified Fund so that it may invest substantially all of its assets in other Funds of JHT. Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Index Allocation Trust, this risk is greatly reduced since the Index Allocation Trust invests its assets in Underlying Funds which have diverse holdings.


Past Performance


     Performance is not provided since the Fund commenced operations in February 2006.


Descriptions of the Underlying Funds


     Each of the Underlying Funds -- the 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Bond Index Trust A -- is described in this Prospectus. Each is an index fund which differs from an actively managed fund. Actively managed funds seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index funds, however, seek to mirror the performance of their target indices, minimizing performance differences over time.


FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.


INVESTMENT STRATEGIES: The Franklin Templeton Founding Allocation Trust differs from the Funds previously described (other than other funds of funds) in that the Franklin Templeton Founding Allocation Trust invests in other Funds and in other investment companies (collectively, "Underlying Funds") as well as other types of investments as described below.



     The Franklin Templeton Founding Allocation Trust currently invests primarily in three Underlying Funds: the Global Trust, Income Trust and Mutual Shares Trust, which are described in Appendix A to the Prospectus. However, it is also authorized to invest without limitation in other Underlying Funds and in other types of investments as described below.



     The Franklin Templeton Founding Allocation Trust may purchase any Funds except other JHT funds of funds and the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).


Other Permitted Investments

     The Franklin Templeton Founding Allocation Trust may also:

      --   Purchase U.S. government securities and short-term paper.


      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act, subject to the limits set forth under the 1940 Act and rules thereunder.



      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser, including ETFs, subject to the limits set forth under the 1940 Act and rules thereunder.


      --   Purchase securities of registered closed-end investment companies.

      --   Purchase domestic and foreign equity and fixed income securities.


      -- Invest in equity securities that may include common and preferred stocks of large, medium and small capitalization companies in both developed (including the U.S.) and emerging markets.



      -- Invest in fixed income securities that may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities.

Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade (sometimes referred to as "junk bonds").

      -- Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, including hedge funds.


      -- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.


      -- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodity-linked derivatives.

      -- Purchase and sell commodities and enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.


     Because of uncertainties under Federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Franklin Templeton Founding Allocation Trust is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Franklin Templeton Founding Allocation Trust's Chief Compliance Officer. See "Additional Information Concerning Taxes" in the SAI.



     The Franklin Templeton Founding Allocation Trust is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Franklin Templeton Founding Allocation Trust will be directed to its Underlying Funds that most deviate from its target allocation. Quarterly, the subadviser may also rebalance the Franklin Templeton Founding Allocation Trust's Underlying Funds to maintain target allocations.


Management of the Franklin Templeton Founding Allocation Trust


     Subject to the limitations described above, the Franklin Templeton Founding Allocation Trust may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Franklin Templeton Founding Allocation Trust. Such adjustments may be made, for example, to increase or decrease the Franklin Templeton Founding Allocation Trust's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of the Franklin Templeton Founding Allocation Trust's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.


     The investment performance of the Franklin Templeton Founding Allocation Trust will reflect both its subadviser's allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity in which the Franklin Templeton Founding Allocation Trust invests.

Principal Risks of Investing in the Franklin Templeton Founding Allocation Trust


     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk

      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Equity Securities Risk

      -- Fixed Income Securities Risk (including lower rated fixed income securities risk)


      --  Foreign Securities Risk


      --  Investment Company Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


Past Performance


     Performance is not provided since the Fund commenced operations in May
2007.


THE LIFESTYLE TRUSTS

SUBADVISERS: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

      -- Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts.


     There are five Lifestyle Trusts -- Aggressive, Growth, Balanced, Moderate and Conservative. The Lifestyle Trusts differ from the Funds previously described in that each Lifestyle Trust invests in a number of the other Funds of JHT which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Funds"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Funds (fixed income and equity).

------------------------------------------------------------------------------------------------------------
         FUND                     INVESTMENT OBJECTIVE                       INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive    Long-term growth of capital. Current       The Fund invests 100% of its assets in
                        income is not a consideration.             Underlying Funds which invest primarily
                                                                   in equity securities.
Lifestyle Growth        Long-term growth of capital. Current       The Fund invests approximately 20% of its
                        income is also a consideration.            assets in Underlying Funds which invest
                                                                   primarily in fixed income securities and
                                                                   approximately 80% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
Lifestyle Balanced      A balance between a high level of current  The Fund invests approximately 40% of its
                        income and growth of capital, with a       assets in Underlying Funds which invest
                        greater emphasis on growth of capital.     primarily in fixed income securities and
                                                                   approximately 60% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
Lifestyle Moderate      A balance between a high level of current  The Fund invests approximately 60% of its
                        income and growth of capital, with a       assets in Underlying Funds which invest
                        greater emphasis on income.                primarily in fixed income securities and
                                                                   approximately 40% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
Lifestyle Conservative  A high level of current income with some   The Fund invests approximately 80% of its
                        consideration given to growth of capital.  assets in Underlying Funds which invest primarily in fixed income securities and
                                                                   approximately 20% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
------------------------------------------------------------------------------------------------------------

Additional Information on Investment Strategies

     The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Funds.


     The Funds eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts except the Index Allocation Trust, Absolute Return Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Global Growth Trust, American High-Income Bond Trust, American New World Trust, American Global Small Cap Trust and American Asset Allocation Trust. The Underlying Funds are grouped according to whether they invest primarily in fixed income securities or equity securities.



     The Lifestyle Trusts may invest in various Underlying Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the Lifestyle Trusts invest focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.


     Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Funds, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.


     Variations in the target percentage allocations between the two types of Underlying Funds (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative Trust may have a fixed income/ equity allocation of 90%/10% or 70%/30%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the Fund or to achieve the Fund's objective.

     Each Lifestyle Trust purchases only NAV shares of the Underlying Funds. (NAV shares are not subject to any Rule 12b-1 fees).

Rebalancing

     Each Lifestyle Trust is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for each Lifestyle Trust will be directed to its Underlying Fund that most deviates from target. Quarterly, the subadviser may also rebalance each Lifestyle Trust's Underlying Funds to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of each Lifestyle Trust will reflect both its subadviser's allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers. Each Lifestyle Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

Use of Hedging and Other Strategic Transactions

     The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.

Principal Risks of Investing in the Lifestyle Trusts

     The Lifestyle Trusts are ranked in order of risk. The Lifestyle Aggressive portfolio is the riskiest of the Lifestyle Trusts since it invests 100% of its assets in Underlying Funds which invest primarily in equity securities. The Lifestyle Conservative portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Funds which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Funds in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:


      -- To the extent a Lifestyle Trust invests in Underlying Funds that invest primarily in equity securities, its portfolio will be subject to the risks of investing in equity securities.



      -- To the extent a Lifestyle Trust invests in Underlying Funds that invest primarily in fixed income securities, its portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities.



      -- To the extent a Lifestyle Trust invests in Underlying Funds that invest in foreign securities, its portfolio will be subject to the risks of investing in foreign securities.



     The risks of investing in these securities are set forth below under "Additional Information About the Funds' Principal Risks and Investment Policies."



      -- Each of the Lifestyle Trusts is a non-diversified fund so that it may invest substantially all of its assets in other Funds of JHT. Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other Funds of JHT which have diverse holdings. See "Additional Information About the Funds' Principal Risks and Investment Policies" for a complete definition of a non-diversified fund.

Past Performance(A, B, C, D, E, F, G, H, I)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 18.07% (for the quarter ended 6/30/2003) and the lowest return was -18.84% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         4.8%      14.6%      -5.1%      -13.8%     -20.7%     34.9%      16.1%      10.6%      15.5%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Aggressive Trust
   Series I                                               15.46%   9.66%     5.62%     01/07/1997
   Series II(H)                                           15.19%   9.58%     5.58%     01/28/2002
   Series NAV(G)                                          15.48%   9.68%     5.63%     04/29/2005
 S&P 500 Index(A, B)                                      15.79%   6.19%     8.26%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 18.07% (for the quarter ended 6/30/2003) and the lowest return was -18.84% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         4.8%      14.6%      -5.1%      -13.8%     -20.7%     34.9%      16.1%      10.5%      15.2%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Aggressive Trust
   Series II(H)                                           15.19%   9.58%     5.58%     01/28/2002
 S&P 500 Index(A, B)                                      15.79%   6.19%     8.26%



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.90% (for the quarter ended 6/30/2003) and the lowest return was -14.50% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         6.1%      16.5%      -3.2%      -9.2%      -15.8%     29.5%      14.6%       8.7%      13.5%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Growth Trust
   Series I                                               13.50%   9.03%     6.68%     01/07/1997
   Series II(H)                                           13.28%   8.93%     6.63%     01/28/2002
   Series NAV(G)                                          13.58%   9.05%     6.69%     04/29/2005
 S&P 500 Index(A)                                         15.79%   6.19%     8.26%
 Combined Index(A, C)                                     13.43%   6.13%     8.22%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 14.90% (for the quarter ended 6/30/2003) and the lowest return was -14.50% (for the quarter ended 9/30/2002).





--------------------------------------------------------------------------------

         6.1%      16.5%      -3.2%      -9.2%      -15.9%     29.4%      14.6%       8.5%      13.3%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Growth Trust
   Series II(H)                                           13.28%   8.93%     6.63%     01/28/2002
 S&P 500 Index(A)                                         15.79%   6.19%     8.26%
 Combined Index(A, C)                                     13.43%   6.13%     8.22%



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.62% (for the quarter ended 6/30/2003) and the lowest return was -10.36% (for the quarter ended 9/30/1998).



--------------------------------------------------------------------------------

         5.7%      12.4%       2.3%      -4.9%      -10.0%     24.0%      13.5%       6.9%      12.7%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Balanced Trust
   Series I                                               12.73%   8.83%     7.27%     01/07/1997
   Series II(H)                                           12.51%   8.74%     7.22%     01/28/2002
   Series NAV(G)                                          12.80%   8.85%     7.27%     04/29/2005
 Combined Index(A, D)                                     15.79%   6.19%     8.26%
 S&P 500 Index(A)                                         11.12%   5.99%     7.90%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 11.62% (for the quarter ended 6/30/2003) and the lowest return was -10.36% (for the quarter ended 9/30/1998).





--------------------------------------------------------------------------------

         5.7%      12.4%       2.3%      -4.9%      -10.0%     24.0%      13.4%       6.7%      12.5%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Balanced Trust
   Series II(H)                                           12.51%   8.74%     7.22%     01/28/2002
 Combined Index(A, D)                                     15.79%   6.19%     8.26%
 S&P 500 Index(A)                                         11.12%   5.99%     7.90%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 8.71% (for the quarter ended 6/30/2003) and the lowest return was -5.57% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         9.8%       7.8%       3.9%      -1.1%      -4.1%      17.8%      11.0%       4.2%      10.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Moderate Trust
   Series I                                               10.42%   7.62%    7.17%      01/07/1997
   Series II(H)                                           10.18%   7.54%    7.13%      01/28/2002
   Series NAV(G)                                          10.50%   7.63%    7.18%      04/29/2005
 Lehman Brothers
   Aggregate Bond Index(A)                                 4.33%   5.06%    6.30%
 Combined Index(A, E)                                      8.83%   5.76%    7.46%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 8.71% (for the quarter ended 6/30/2003) and the lowest return was -5.57% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         9.8%       7.8%       3.9%      -1.1%      -4.1%      17.8%      11.0%       4.0%      10.2%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Moderate Trust
   Series II(H)                                           10.18%   7.54%    7.13%      01/28/2002
 Lehman Brothers
   Aggregate Bond Index(A)                                 4.33%   5.06%    6.30%
 Combined Index(A, E)                                      8.83%   5.76%    7.46%



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.64% (for the quarter ended 6/30/2003) and the lowest return was -2.08% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

        10.2%       4.2%       7.5%       3.3%       1.8%      11.5%       8.6%       2.9%       8.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Lifestyle Conservative Trust
   Series I                                               8.44%   6.57%    7.01%      01/07/1997
   Series II(H)                                           8.13%   6.47%    6.96%      01/28/2002
   Series NAV(G)                                          8.43%   6.60%    7.02%      04/29/2005
 Lehman Brothers
   Aggregate Bond Index(A)                                4.33%   5.06%    6.30%
 Combined Index(A, F)                                     6.57%   5.45%    6.91%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 5.64% (for the quarter ended 6/30/2003) and the lowest return was -2.08% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

        10.2%       4.2%       7.5%       3.3%       1.8%      11.5%       8.5%       2.8%       8.1%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Lifestyle Conservative Trust
   Series II(H)                                           8.13%   6.47%    6.96%      01/28/2002
 Lehman Brothers
   Aggregate Bond Index(A)                                4.33%   5.06%    6.30%
 Combined Index(A, F)                                     6.57%   5.45%    6.91%

(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(B)The S&P 500 Index was added to more accurately reflect the investment objective of the Lifestyle Aggressive Trust.

(C)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Growth Trust. The Combined Index consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

(D)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Balanced Trust. The Combined Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

(E)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Moderate Trust. The Combined Index consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

(F)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Conservative Trust. The Combined Index consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.


(G)NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.


(H)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(I)During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                                  INDEX FUNDS


     There are nine index Funds -- International Equity Index A, International Equity Index B, Small Cap Index, Mid Cap Index, Total Stock Market Index, 500 Index, 500 Index B, Bond Index A and Bond Index B -- of JHT (each an "Index Fund"), each with its own investment objective and policy. The Index Funds differ from the actively managed funds described in this Prospectus. Actively managed funds seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index Funds, however, seek to mirror the performance of their target indices, minimizing performance differences over time.


     SMALL CAP INDEX TRUST

     MID CAP INDEX TRUST

     TOTAL STOCK MARKET INDEX TRUST


     500 INDEX TRUST



     500 INDEX TRUST B (NAV Shares Only)


SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")


     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Fund managed by MFC Global (U.S.A.) attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, an index fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time. The subadviser will reflect those changes in the compositions of the Index Funds' portfolios as soon as practicable.



--------------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF APPLICABLE INDEX
FUND                        INVESTMENT OBJECTIVE       INVESTMENT STRATEGY*        AS OF FEBRUARY 28, 2007
--------------------------------------------------------------------------------------------------------------
Small Cap Index           To seek to approximate     Under normal market        $38 million to $3.75 billion
                          the aggregate total        conditions, the Fund
                          return of a small cap      invests at least 80% of
                          U.S. domestic equity       its net assets (plus any
                          market index.              borrowings for
                                                     investment purposes) in
                                                     (a) the common stocks
                                                     that are included in the
                                                     Russell 2000 Index and
                                                     (b) securities (which
                                                     may or may not be
                                                     included in the Russell
                                                     2000 Index) that MFC
                                                     Global (U.S.A.) believes
                                                     as a group will behave
                                                     in a manner similar to
                                                     the index.
Mid Cap Index             To seek to approximate     Under normal market        $590 million to $12.5 billion
                          the aggregate total        conditions, the Fund
                          return of a mid cap U.S.   invests at least 80% of
                          domestic equity market     its net assets (plus any
                          index.                     borrowings for
                                                     investment purposes) in
                                                     (a) the common stocks
                                                     that are included in the
                                                     S&P 400 Index and (b)
                                                     securities (which may or
                                                     may not be included in
                                                     the S&P 400 Index) that
                                                     MFC Global (U.S.A.)
                                                     believes as a group will
                                                     behave in a manner
                                                     similar to the index.

--------------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF APPLICABLE INDEX
FUND                        INVESTMENT OBJECTIVE       INVESTMENT STRATEGY*        AS OF FEBRUARY 28, 2007
--------------------------------------------------------------------------------------------------------------
Total Stock Market Index  To seek to approximate     Under normal market        Less than $38 million to
                          the aggregate total        conditions, the Fund       $410.66 billion
                          return of a broad U.S.     invests at least 80% of
                          domestic equity market     its net assets (plus any
                          index.                     borrowings for
                                                     investment purposes) in
                                                     (a) the common stocks
                                                     that are included in the
                                                     Dow Jones Wilshire 5000
                                                     Index and (b) securities
                                                     (which may or may not be
                                                     included in the Dow
                                                     Jones Wilshire 5000
                                                     Index) that MFC Global
                                                     (U.S.A.) believes as a
                                                     group will behave in a
                                                     manner similar to the
                                                     index.
500 Index                 To seek to approximate     Under normal market        $1.42 billion to $410.66
                          the aggregate total        conditions, the Fund       billion
                          return of a broad U.S.     invests at least 80% of
                          domestic equity market     its net assets (plus any
                          index.                     borrowings for
                                                     investment purposes) in
                                                     (a) the common stocks
                                                     that are included in the
                                                     S&P 500 Index and (b)
                                                     securities (which may or
                                                     may not be included in
                                                     the S&P 500 Index) that
                                                     MFC Global (U.S.A.)
                                                     believes as a group will
                                                     behave in a manner
                                                     similar to the index.
500 Index B               To seek to approximate     Under normal market        $1.42 billion to $410.66
                          the aggregate total        conditions, the Fund       billion
                          return of a broad U.S.     invests at least 80% of
                          domestic equity market     its net assets (plus any
                          index.                     borrowings for
                                                     investment purposes) in
                                                     (a) the common stocks
                                                     that are included in the
                                                     S&P 500 Index and (b)
                                                     securities (which may or
                                                     may not be included in
                                                     the S&P 500 Index) that
                                                     MFC Global (U.S.A.)
                                                     believes as a group will
                                                     behave in a manner
                                                     similar to the index.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell MidCap(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in JHT.

Use of Hedging and Other Strategic Transactions


     The Small Cap Index Trust and Total Stock Market Index Trust may invest in futures contacts. The Mid Cap Index Trust, 500 Index Trust and 500 Index Trust B may invest in futures contracts and depositary receipts. The Funds may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the SAI.


Principal Risks of Investing in these Funds


     The principal risks of investing in the Index Funds, which could adversely affect their NAV and performance, include:


      --   Credit and Counterparty Risk

      --   Derivatives Risk

      --   Index Management Risk

Risks Applicable to the Small Cap Index Trust


     An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."


Risks Applicable to the Mid Cap Index Trust

     An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 400 Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

Risks Applicable to the Total Stock Market Index Trust

     An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Dow Jones Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Risks Applicable to the 500 Index Trust and 500 Index Trust B

     An investment in the 500 Index Trust and 500 Index Trust B involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."


Past Performance(A, B, C, D, E)



     The performance information below does not reflect fees and expenses of any variable insurance contract, which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 22.77% (for the quarter ended 6/30/2003) and the lowest return was -21.83% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

         1.5%      -21.5%     45.8%      17.3%       3.9%      17.6%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five       Since     Date First
                                                          Year     Years    Inception   Available
 Small Cap Index Trust
   Series I                                               17.61%   10.42%    6.89%      05/01/2000
   Series II(C)                                           17.35%   10.23%    6.76%      01/28/2002
   Series NAV(B)                                          17.64%   10.44%    6.91%      04/29/2005
 Russell 2000 Index(A)                                    18.37%   11.39%    7.82%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.71% (for the quarter ended 12/31/2001) and the lowest return was -16.75% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -1.71%     -15.1%     34.6%      15.8%      12.0%       9.7%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Mid Cap Index Trust
   Series I                                                9.72%   10.20%    8.39%     05/01/2000
   Series II(C)                                            9.44%   10.01%    8.25%     01/28/2002
   Series NAV(B)                                           9.74%   10.22%    8.40%     04/29/2005
 S&P MidCap 400 Index(A)                                  10.31%   10.91%    9.24%


     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 17.71% (for the quarter ended 12/31/2001) and the lowest return was -16.76% (for the quarter ended 9/30/2002).


--------------------------------------------------------------------------------

        -1.7%      -15.2%     34.3%      15.7%      11.8%       9.4%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Mid Cap Index Trust
   Series II(C)                                            9.44%   10.01%    8.25%     01/28/2002
 S&P MidCap 400 Index(A)                                  10.31%   10.91%    9.24%



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 16.26% (for the quarter ended 6/30/2003) and the lowest return was -16.74% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -11.4%     -21.3%     30.5%      11.7%       5.7%      15.3%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Total Stock Market Index Trust
   Series I                                               15.29%  6.95%     1.65%     05/01/2000
   Series II(C)                                           15.09%  6.78%     1.52%     01/28/2002
   Series NAV(B)                                          15.33%  6.97%     1.66%     04/29/2005
 DJ Wilshire 5000 Index(A)                                15.88%  7.65%     2.11%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 15.32% (for the quarter ended 6/30/2003) and the lowest return was -17.43% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -12.4%     -22.5%     28.0%      10.3%       4.3%      15.3%
         2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------






                                                           One     Five      Since     Date First
                                                          Year    Years    Inception   Available
 500 Index Trust
   Series I                                               15.26%   5.62%     0.61%     05/01/2000
   Series II(C)                                           15.06%   5.43%     0.48%     01/28/2002
   Series NAV                                             13.70%   5.35%     0.42%     10/27/2005
 S&P 500 Index(A)                                         15.79%   6.19%     1.14%



     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 21.27% (for the quarter ended 12/31/1998) and the lowest return was -17.33% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        32.8%      28.4%      21.1%      -9.2%      -12.0%     -22.3%     28.4%      10.7%       4.7%      15.6%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five     Ten     Date First
                                                          Year    Years   Years     Available
 500 Index Trust B
  Series NAV(E)                                           15.56%  5.96%   8.23%      05/01/1996
 S&P 500 Index                                            15.79%  6.19%   8.42%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.



(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.



(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.



(D)Since May 2000, certain expenses of each of the Index Funds (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.



(E)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Fund's predecessor. These shares were first issued on May 1, 1996.


INTERNATIONAL EQUITY INDEX TRUST A

(Series I and Series II Are Available for Sale)

(NAV Shares are Available for sale to the Lifestyle Trusts, the Index

Allocation Trust and the Absolute Return Trust)

INTERNATIONAL EQUITY INDEX TRUST B


(NAV Shares Only)


SUBADVISER:  SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE:  To seek to track the performance of abroad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.



INVESTMENT STRATEGY:   Under normal market conditions, the Fund invests at least
                       80% of its assets in securities listed in the Morgan
                       Stanley Capital International ("MSCI(R)") All
                       CountryWorld Excluding U.S. Index*. As of February 28,
                       2007, the market capitalization range of the Index was $70 million to $211 billion.



"MSCI(R)" is a trademark of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The International Equity Index Trust A and the International Equity Index Trust B (collectively, the "International Equity Index Trusts") are not sponsored, endorsed, managed, advised, sold or promoted by Morgan Stanley, and Morgan Stanley does not make any representation regarding the advisability of investing in JHT.



     The investment objective and policies of the International Equity Index Trusts are identical and are set forth above. The International Equity Index Trusts differ from an actively managed fund. Actively managed funds seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index funds, however, seek to mirror the performance of their target indices, minimizing performance differences over time.


     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The International Equity Index Trusts attempt to match the performance of the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") by holding all, or a representative sample, of the securities that comprise the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the International Equity Index Trusts, while they attempt to track their target index closely, typically will be unable to match the performance of the index exactly.

     The subadviser employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes in the composition as soon as practicable.


     The International Equity Index Trusts are normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the International Equity Index Trusts may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.



     The International Equity Index Trusts may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain ETFs, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the International Equity Index Trusts may invest in stock index futures to manage cash flow.


Principal Risks of Investing in these Funds


     The principal risks of investing in the International Equity Index Trusts, which could adversely affect their NAV and performance, include:


      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk
       (including emerging markets risk)

      --  Index Management Risk

Past Performance (A, B, C, D)



     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.



     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.68% (for the quarter ended 9/30/2005) and the lowest return was -0.35% (for the quarter ended 9/30/2002).





--------------------------------------------------------------------------------

        16.2%      25.9%
         2005       2006

--------------------------------------------------------------------------------






                                                           One       Since     Date First
                                                           Year    Inception   Available
 International Equity Index Trust A
   Series I(C)                                            25.93%    22.94%     05/03/2004
   Series II(C)                                           25.70%    22.69%     05/03/2004
   Series NAV(D)                                          23.78%    22.37%     02/10/2006
 MSCI AC World ex USA Index(A)                            27.16%    24.07%
 Combined Index(A, B)                                     27.16%    23.44%



(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(B) The Combined Index represents the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April, 1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW Free ex US (after November, 2003).


(C) The Series I and Series II shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (the "JHVST Fund") in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Fund's predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004.


(D) Series NAV shares were first issued on February 10, 2006. For periods prior to February 10, 2006, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV shares expenses, performance would be higher.



Past Performance(A, B)



     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 20.91% (for the quarter ended 12/31/1998) and the lowest return was -20.18% (for the quarter ended 9/30/2002).



--------------------------------------------------------------------------------

        -5.0%      20.8%      30.9%      -17.4%     -20.3%     -15.2%     42.0%      20.2%      16.6%      27.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                            One      Five      Ten    Date First
                                                           Year      Years    Years   Available
 International Equity Index Trust B
   Series NAV(A)                                           27.41%    16.55%   7.83%   05/02/1988
   Combined Index(B)                                       27.14%    17.09%   9.20%
 MSCI AC World ex USA Index                                27.16%    16.88%   8.59%



(A)The Series NAV shares of the Fund were first issued on March 25, 2004 in connection with JHT's acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Fund's predecessor. These shares were first issued on May 2, 1988.



(B)The Combined Index represents the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April, 1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10%

MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW Free ex US (after November, 2003).

BOND INDEX TRUST A
(Series I, Series II and NAV shares)

BOND INDEX TRUST B
(NAV Shares Only)

SUBADVISER:  Declaration Management & Research LLC

INVESTMENT OBJECTIVE:  To seek to track the performance of the Lehman Brothers
                       Aggregate Bond Index (which represents the U.S. investment grade bond market).

INVESTMENT STRATEGY:   Under normal market conditions, the Funds will invest at
                       least 80% of their net assets (plus any borrowing for investment purposes) in securities listed in the Lehman
                       Brothers Aggregate Bond Index.


     The Funds are index funds which differ from actively managed funds. Actively managed funds seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. The Funds, however, seek to mirror the performance of their target indices, minimizing performance differences over time.


     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each of the Funds attempts to match the performance of the Lehman Brothers Aggregate Bond Index by holding a representative sample of the securities that comprise the Lehman Index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, each Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

     The Funds are intermediate term bond funds of high and medium credit quality that seek to track the performance of the Lehman Index, which broadly represents the U.S. investment grade bond market.

     The subadviser employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Lehman Index.

     The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million, including:

      --   U.S. Treasury and agency securities;

      -- Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage- backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      --   Corporate bonds, both U.S. and foreign (if dollar denominated); and

      --   Foreign government and agency securities (if dollar denominated).

     The subadviser selects securities to match, as closely as practicable, the Lehman Index's duration, cash flow, sector, credit quality, callability and other key performance characteristics.

     The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

     The Funds may purchase other types of securities that are not primary investment vehicles. These would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

Principal Risks of Investing in these Funds


     The principal risks of investing in the Funds, which could adversely affect their NAV and performance, include:


      --  Credit and Counterparty Risk


      --  Derivatives Risk


      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Index Management Risk

      --  Mortgage-Backed and Asset-Backed
       Securities Risk

Past Performance

Bond Index Trust A


     Performance is not provided since the Fund commenced operations in February 2006.

Past Performance (A, B, C, D)


     The bar chart reflects the performance of Series NAV shares. During the period shown in the bar chart, the highest quarterly return was 4.81% (for the quarter ended 9/30/2002) and the lowest return was -2.52% (for the quarter ended 6/30/2004).


--------------------------------------------------------------------------------

        -2.6%      11.8%       7.8%      10.0%       3.6%       4.0%       2.4%       4.1%
         1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------



                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Bond Index Trust B
   Series NAV(A)                                          4.07%   4.78%     5.49%     05/01/1998
 Lehman Brothers Aggregate
   Bond Index(B)                                          4.33%   5.06%     5.84%
 Combined Index(B, C)                                     4.33%   5.06%     5.80%



(A)The Series NAV shares of the Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Bond Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, JHT's predecessor. These shares were first issued on April 30, 1998.



(B)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.


(C)The Combined Index represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001; and the Lehman Brothers Aggregate Bond Index from February 2001 and thereafter.


(D)The current subadviser assignment became effective April 29, 2005. Performance reflects results prior to this change.

                             AMERICAN FEEDER FUNDS

AMERICAN ASSET ALLOCATION TRUST
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST
AMERICAN BOND TRUST
AMERICAN GLOBAL GROWTH TRUST
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST
AMERICAN GROWTH TRUST
AMERICAN GROWTH-INCOME TRUST
AMERICAN HIGH-INCOME BOND TRUST
AMERICAN INTERNATIONAL TRUST
AMERICAN NEW WORLD TRUST

MASTER-FEEDER STRUCTURE


     Each of the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust, the JHT Feeder Funds, operates as a "feeder fund." A "feeder fund" is a fund that does not buy investment securities directly; instead, each invests in a "master fund" which in turn purchases investment securities. Each JHT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds Master Funds"). Each JHT Feeder Fund's master fund is listed below:



                  JHT FEEDER FUND                                 AMERICAN FUND MASTER FUND
American Asset Allocation Trust                      Asset Allocation Fund (Class 1 shares)
American Blue Chip Income and Growth Trust           Blue Chip Income and Growth Fund (Class 2 shares)
American Bond Trust                                  Bond Fund (Class 2 shares)
American Global Growth Trust                         Global Growth Fund (Class 1 shares)
American Global Small Capitalization Trust           Global Small Capitalization Fund (Class 1 shares)
American Growth Trust                                Growth Fund (Class 2 shares)
American Growth-Income Trust                         Growth-Income Fund (Class 2 shares)
American High-Income Bond Trust                      High-Income Bond Fund (Class 1 shares)
American International Trust                         International Fund (Class 2 shares)
American New World Trust                             New World Fund (Class 1 shares)



THE PROSPECTUS FOR THE AMERICAN FUND MASTER FUNDS IS DELIVERED TOGETHER WITH THIS PROSPECTUS.


     Series I shares of JHT Feeder Funds are only available for sale to separate accounts that are used to support variable life insurance policies issued by certain insurance companies affiliated with the Adviser.

Investment Objectives and Strategies


     Each JHT Feeder Fund has a stated investment objective which is the same as the objective of the American Fund Master Fund in which it invests. Each American Fund Master Fund pursues this objective through separate investment strategies or policies. There can be no assurance that JHT Feeder Fund or the American Fund Master Fund will achieve its investment objective. The differences in objectives and policies among the American Fund Master Funds can be expected to affect the return of JHT Feeder Fund and the degree of market and financial risk to which each JHT Feeder Fund is subject. Additional information about JHT Feeder Funds' and American Fund Master Fund's investment policies is set forth below under "Additional Information About Each JHT Feeder Fund's and each American Fund Master Fund's Investments -- Additional Investment Policies." The investment objective of each JHT Feeder Fund is nonfundamental (i.e., the objective may be changed without the approval of shareholders).



     More complete descriptions of certain other instruments in which JHT Feeder Funds may invest are set forth in the SAI.


     Portfolio Turnover. Portfolio changes of the American Fund Master Funds will be made without regard to the length of time particular investments may have been held. Unless otherwise noted in the following descriptions, each American Fund Master Fund anticipates that its annual portfolio turnover rate will not exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the American

Fund Master Fund. The portfolio turnover rate of each American Fund Master Fund may vary from year to year, as well as within a year.


ADDITIONAL INFORMATION ABOUT EACH JHT FEEDER FUND'S AND EACH AMERICAN FUND MASTER FUND'S INVESTMENTS


GENERAL INFORMATION

MASTER-FEEDER STRUCTURE


     Each master fund may have other shareholders, each of whom will pay their proportionate share of the master fund's expenses. A large shareholder of a master fund could have more voting power than a JHT Feeder Fund on matters of a master fund submitted to shareholder vote. In addition, a large redemption by another shareholder of the master fund may increase the proportionate share of the costs of the master fund borne by the remaining shareholders of the master fund, including JHT Feeder Fund.



     Each JHT Feeder Fund has the right to withdraw its entire investment from its corresponding master fund without shareholder approval if the Board determines that it is in the best interest of JHT Feeder Fund and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action should be taken which may include: (a) investing all of the assets of the JHT Feeder Funds in another master fund, (b) electing to have another adviser manage the assets directly (either as an adviser to the JHT Feeder Funds or as a subadviser to the JHT Feeder Funds with John Hancock Investment Management Services, LLC as the adviser) or (c) taking other appropriate action. A withdrawal by a JHT Feeder Fund of its investment in the corresponding master fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to JHT Feeder Fund. Should such a distribution occur, JHT Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a JHT Feeder Fund could result in a less diversified portfolio of investments and could affect adversely the liquidity of JHT Feeder Fund.



     Because each JHT Feeder Fund invests substantially all of its assets in a master fund, each JHT Feeder Fund will bear the fees and expenses of both JHT Feeder Fund and the master fund. Therefore, JHT Feeder Fund fees and expenses may be higher than those of a fund which invests directly in securities.


REPURCHASE AGREEMENTS


     Each of the JHT Feeder Funds may enter into repurchase agreements. Information regarding repurchase agreements is set forth under "Additional Information about the Funds' Principal Investment Policies -- Repurchase Agreements."


ADDITIONAL INVESTMENT POLICIES

     Additional investment policies of the master funds are set forth in the statement of additional information of the master fund which is available upon request.

                             ADVISORY ARRANGEMENTS


     Because the JHT Feeder Funds are feeder funds, they do not have an investment adviser. See the master funds' prospectus for a description of the master funds' advisory arrangements.


     Capital Research and Management Company ("CRMC"), an experienced investment management organization founded in 1931, serves as investment adviser to each American Fund Master Fund and to other mutual funds, including those in The American Funds Group. CRMC, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. CRMC manages the investment portfolio and business affairs of each American Fund Master Fund.

     The total management fee paid by each master fund, as a percentage of average net assets, for the fiscal year ended December 31, 2006 is as follows:

                            Asset Allocation Fund............................   0.32%*
                            Blue Chip Income and Growth Fund.................   0.42%*
                            Bond Fund........................................   0.41%*
                            Global Growth Fund...............................   0.55%*
                            Global Small Capitalization Fund.................   0.72%*
                            Growth Fund......................................   0.32%*
                            Growth-Income Fund...............................   0.27%*
                            High-Income Bond Fund............................   0.48%*
                            International Fund...............................   0.50%*
                            New World Fund...................................   0.81%*

*CRMC is waiving a portion of its management fee. The fee shown does not reflect the waiver. Please see the financial highlights table in the American Funds prospectus or annual report for further information.

AMERICAN ASSET ALLOCATION TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.


INVESTMENT STRATEGIES: The American Asset Allocation Trust invests all of its assets in the master fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series. The Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds." The Asset Allocation Fund is designed for investors seeking above-average total return.



     In seeking to pursue its investment objective, the Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Asset Allocation Fund's investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% - 80% in equity securities, 20% - 50% in debt securities and 0% - 40% in money market instruments. The proportion of equities, debt and money market securities held by the Asset Allocation Fund will vary with market conditions and the investment adviser's assessment of their relative attractiveness as investment opportunities. The Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S., including emerging markets, and not included in S&P's 500 Composite Index, and up to 5% of its assets in debt securities of non-U.S. issuers.


Temporary Defensive Investing

     The Asset Allocation Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk



      --  Derivatives Risk


      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)


      --  Issuer Risk



      --  Liquidity Risk



      --  Small and Medium Size Company Risk



     The risks of investing in the Asset Allocation Fund are set forth in the prospectus for the American Fund Master Funds.

Past Performance


     Performance information is not provided since the Fund commenced operation in May 2007.


AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to produce income exceeding the average yield on
                       U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.


INVESTMENT STRATEGIES: The American Blue Chip Income and Growth Trust invests all of its assets in the master fund, Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip and Income Growth Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.


Temporary Defensive Investing

     The Blue Chip Income and Growth Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


Principal Risks of Investing in this Fund



     The Principal Risks of Investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk



     The risks of investing in the Blue Chip Income and Growth Fund are set forth in the prospectus for the American Fund Master Fund.

Past Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 8.22% (for the quarter ended 12/31/2004) and the lowest return was -1.90% (for the quarter ended 3/31/2005).





--------------------------------------------------------------------------------

         9.1%       6.7%      16.8%
         2004       2005       2006

--------------------------------------------------------------------------------






                                                           One       Since     Date First
                                                           Year    Inception   Available
 American Blue Chip Income and Growth Trust
   Series I(A)                                            16.99%    15.40%     07/09/2003
   Series II                                              16.79%    15.23%     05/05/2003
 S&P 500 Index(B)                                         15.79%    14.41%


(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.


(B)The return for the index under "Since Inception" is calculated for the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.


AMERICAN BOND TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to maximize current income and preserve capital.

INVESTMENT STRATEGIES: The American Bond Trust invests all of its assets in the master fund, Class 2 shares of the Bond Fund, a series of American Funds Insurance Series. The Bond Fund normally invests at least 80% of its assets in bonds. (This policy is subject to change only upon 60 days' notice to shareholders.) The Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody's and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called "junk bonds"). It may invest in bonds of issuers domiciled outside the United States.

Temporary Defensive Investing

     The Bond Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could negatively affect the fund's investment results in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)

      --  Issuer Risk


      --  Liquidity Risk


      --  Lower Rated Fixed Income Securities Risk


     The risks of investing in the Bond Fund are set forth in the prospectus for the American Fund Master Fund.


Past Performance(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 3.17% (for the quarter ended 9/30/2006) and the lowest return was 0.24% (for the quarter ended 12/31/2005).



--------------------------------------------------------------------------------

         6.5%
         2006

--------------------------------------------------------------------------------






                                                            One       Since     Date First
                                                           Year     Inception   Available
 American Bond Trust
   Series I                                                 6.56%     4.56%      11/2/2005
   Series II                                                6.49%     4.45%      7/29/2005
 Lehman Brothers Aggregate Bond Index(A)                    4.33%     3.63%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 3.17% (for the quarter ended 9/30/2006) and the lowest return was 0.24% (for the quarter ended 6/30/2006).





--------------------------------------------------------------------------------

         6.5%
         2006

--------------------------------------------------------------------------------






                                                            One       Since     Date First
                                                           Year     Inception   Available
 American Bond Trust
   Series II                                                6.49%     4.45%     07/29/2005
 Lehman Brothers Aggregate Bond Index(A)                    4.33%     3.63%






(A)The return for the index under "Since Inception" is calculated for the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.


AMERICAN GLOBAL GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow over time.


INVESTMENT STRATEGIES: The American Global Growth Trust invests all of its assets in the master fund, Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies (including small and medium sized companies) located around the world, including emerging markets. The Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


Temporary Defensive Investing

     The Global Growth Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk

      --  Equity Securities Risk


      --  Foreign Securities Risk (including emerging market risk)

      --  Growth Investing Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Company Risk


     The risks of investing in the Global Growth Fund are set forth in the prospectus for the American Fund Master Fund.


Past Performance


     Performance information is not provided since the Fund commenced operation in May 2007.


AMERICAN GLOBAL SMALL CAPITALIZATION TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow over time.


INVESTMENT STRATEGIES: The American Global Small Capitalization Trust invests all of its assets in the master fund, Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series. The Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world, including emerging markets. Normally, the Global Small Capitalization Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.



     The Global Small Capitalization Fund holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. CRMC currently defines "small market capitalization" companies to be companies with market capitalizations of $3.5 billion or less. CRMC has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Small Capitalization Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


Temporary Defensive Investing


     The Global Small Capitalization Fund may also hold cash or money market instruments. The size of the Fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)

      --  Growth Investing Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Small and Medium Size Company Risk


     The risks of investing in the Global Small Capitalization Fund are set forth in the prospectus for the American Fund Master Fund.


Past Performance


     Performance information is not provided since the Fund commenced operation in May 2007.


AMERICAN GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow.

INVESTMENT STRATEGIES: The American Growth Trust invests all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Composite Index.

Temporary Defensive Investing


     The Growth Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


     The Growth Fund may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

Principal Risks of Investing in this Portfolio


     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Growth Investing Risk

      --  Issuer Risk


      --  Liquidity Risk



     The risks of investing in the Growth Fund are also set forth in the prospectus for the American Fund Master Fund.


Past Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 10.51% (for the quarter ended 12/31/2004) and the lowest return was -2.92% (for the quarter ended 9/30/2004).



--------------------------------------------------------------------------------

        11.9%      15.6%       9.6%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 American Growth Trust
   Series I(A)                                             9.80%    16.68%     07/09/2003
   Series II                                               9.64%    16.51%     05/05/2003
 S&P 500 Index(B)                                         15.79%    14.41%



     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 10.51% (for the quarter ended 12/31/2004)and the lowest return was -2.92% (for the quarter ended 9/30/2004).





--------------------------------------------------------------------------------

        11.9%      15.6%       9.6%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One       Since     Date First
                                                           Year    Inception   Available
 American Growth Trust
   Series II                                               9.64%    16.51%     05/05/2003
 S&P 500 Index(B)                                         15.79%    14.41%


(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

(B)The return for the index under "Since Inception" is calculated for the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.


AMERICAN GROWTH-INCOME TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investments grow and to provide the shareholder with income over time.


INVESTMENT STRATEGIES: The American Growth-Income Trust invests all of its assets in the master fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income Fund may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.


Temporary Defensive Investing

     The Growth-Income Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk



     The risks of investing in the Growth-Income Fund are set forth in the prospectus for the American Fund Master Fund.


Past Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 8.09% (for the quarter ended 12/31/2004) and the lowest return was -2.30% (for the quarter ended 3/31/2005).





--------------------------------------------------------------------------------

         9.8%       5.3%      14.6%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Since    Date First
                                                           Year   Inception  Available
 American Growth-Income Trust
   Series I(A)                                            14.80%   14.78%    07/09/2003
   Series II                                              14.62%   14.61%    05/05/2003
 S&P 500 Index(B)                                         15.79%   14.41%

     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 8.09% (for the quarter ended 12/31/2004) and the lowest return was -2.30% (for the quarter ended 3/31/2005).



--------------------------------------------------------------------------------

         9.8%       5.3%      14.6%
         2004       2005       2006

--------------------------------------------------------------------------------



                                                           One      Since    Date First
                                                           Year   Inception  Available
 American Growth-Income Trust
   Series II                                              14.62%   14.61%    05/05/2003
 S&P 500 Index(B)                                         15.79%   14.41%


(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.


(B)The return for the index under "Since Inception" is calculated for the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.


AMERICAN HIGH-INCOME BOND TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to provide a high level of current income and, secondarily, capital appreciation.


INVESTMENT STRATEGIES: The American High-Income Bond Trust invests all of its assets in the master fund, Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series. The High-Income Bond Fund invests at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by Moody's or BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds."



     The High-Income Bond Fund may also invest up to 25% of its assets in securities of non-U.S. issuers. Normally, the High-Income Bond Fund invests at least 80% of its assets in bonds (this policy is subject to change upon 60 days' notice to shareholders). The High-Income Bond Fund may also invest up to 20% of its assets in equity securities that provide an opportunity for capital appreciation.



     The High-Income Bond Fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than funds investing in higher quality bonds.


Temporary Defensive Investing


     The High-Income Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.



Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its net asset value and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risk


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk


      --  Lower Rates Fixed Income Securities Risk

      --  Small and Medium Size Company Risk


     The risks of investing in the High-Income Bond Fund are set forth in the prospectus for the American Fund Master Fund.

Past Performance


     Performance information is not provided since the Fund commenced operation in May, 2007.


AMERICAN INTERNATIONAL TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow.

INVESTMENT STRATEGIES: The American International Trust invests all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

Temporary Defensive Investing

     The International Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.


Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterparty Risks


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk


      --  Liquidity Risk



     The risks of investing in the International Fund are set forth in the prospectus for the American Fund Master Fund.



     In addition, market timers may target portfolios with significant investments in foreign securities traded on markets that close before the Fund determines its NAV. The Fund may invest significant amounts in such securities. While JHT will seek to identify and prevent such trading no assurance can be given that JHT will be successful in doing so.


Past Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.


     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 12.57% (for the quarter ended 12/31/2004) and the lowest return was -1.98% (for the quarter ended 6/30/2004).



--------------------------------------------------------------------------------

        18.7%      20.9%      18.3%
         2004       2005       2006

--------------------------------------------------------------------------------






                                                           One       Since     Date First
                                                           Year    Inception   Available
 American International Trust
   Series I(A)                                            18.53%    25.22%     07/09/2003
   Series II                                              18.32%    25.02%     05/05/2003
 MSCI EAFE Index(B)                                       26.87%    27.13%

     The bar chart reflects the performance of Series II shares. During the period shown in the bar chart, the highest quarterly return was 12.57% (for the quarter ended 12/31/2004) and the lowest return was -1.98% (for the quarter ended 6/30/2004).





--------------------------------------------------------------------------------

        18.7%      20.9%      18.3%
         2004       2005       2006

--------------------------------------------------------------------------------






                                                           One       Since     Date First
                                                           Year    Inception   Available
 American International Trust
   Series II                                              18.32%    25.02%     05/05/2003
 MSCI EAFE Index(B)                                       26.87%    27.13%


(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.


(B)The return for the index under "Since Inception" is calculated for the month end closest to the inception date of the Fund since information for this index is only provided as of a month end.


AMERICAN NEW WORLD TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow over time.


INVESTMENT STRATEGIES: The American New World Trust invests all of its assets in the master fund, Class 1 shares of the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.



     The New World Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The New World Fund is designed for investors seeking capital appreciation. Investors in the New World Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



     The New World Fund may invest in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of the company's assets or revenues (generally 20% or more) is attributable to developing countries. Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds ("junk bonds") and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.



     In determining whether a country is qualified, the New World Fund will consider such factors as the country's per capita gross domestic product; the percentage of the country's economy that is industrialized; market capital as a percentage of gross domestic product; the overall regulatory environment; the presence of government regulation limiting or banning foreign ownership; and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund's investment adviser will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Egypt, Hungary, India, Israel, Jordan, Lebanon, Malaysia, Mexico, Morocco, Oman, Panama, Peru, the Philippines, Poland, Russian Federation, South Africa, Thailand, Turkey and Venezuela.


Temporary Defensive Investing

     The New World Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Fund



     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:


      --  Active Management Risk


      --  Credit and Counterpart Risk


      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)

      --  Growth Investing Risk

      --  Issuer Risk


      --  Liquidity Risk



      --  Lower Rated Fixed Income Securities Risk


      --  Small and Medium Size Company Risk

     These and other risks are described under "Risks of Investing in Certain Types of Securities" following the fund descriptions. The risks of investing in derivatives are described in the Prospectus under "Hedging and Other Strategic Transactions." The risks of investing in the New World Fund are also set forth in the prospectus for the American Fund Master Fund.

Past Performance


     Performance information is not provided since the Fund commenced operation in May 2007.

                          ADDITIONAL INFORMATION ABOUT


               THE FUNDS' PRINCIPAL RISKS AND INVESTMENT POLICIES


RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

     The Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.


ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK



     A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in risk arbitrage securities may not be completed on the terms contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.


CREDIT AND COUNTERPARTY RISK

     Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.


DERIVATIVES RISK



     The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other Strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other Strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. See "Hedging and Other Strategic Transactions" below.


EQUITY SECURITIES RISK


     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.


     Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

     Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.


EXCHANGE TRADED FUNDS ("ETFS") RISK


     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED INCOME SECURITIES RISK

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.


INVESTMENT GRADE DEBT SECURITIES



     Investment grade debt securities are securities of issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. (or, if unrated, of comparable quality as determined by the subadviser).



     Investment Grade Fixed Income Securities in the Lowest Rating Category Risk. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.



     Lower Rated Fixed Income Securities Risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's), commonly known as "junk bonds." The principal risks of investing in these securities are as follows:


 -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

 -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

 -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

 -- Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

 --   Additional Risks Regarding Lower Rated Corporate Fixed Income
      Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

 -- Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

 -- Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

 -- Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

 -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

 -- Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

 -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

 -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HIGH PORTFOLIO TURNOVER RISK

     A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

INDEX MANAGEMENT RISK


     Certain factors may cause a Fund that is an index fund to track its target index less closely. For example, a subadviser may select securities that are not fully representative of the index, and the Fund's transaction expenses, and the size and timing of the its cash flows, may result in the Fund's performance being different than that of its index. Moreover, the Fund will generally reflect the performance of its target index even when the index does not perform well.


INDUSTRY OR SECTOR INVESTING RISK


     When a Fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a Fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.



     Banking Risk. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.



     Financial Services Industry Risk. A Fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.



     Health Sciences Risk. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.



     Insurance Risk. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.



     Other Financial Services Companies Risk. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.



     Telecommunications Risk. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.


     Technology Related Risk. A Fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described below under "Small and Medium Sized Companies Risk."



     Utilities Risk. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.



INITIAL PUBLIC OFFERINGS ("IPOS") RISK


     Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

INVESTMENT COMPANY SECURITIES RISK

     Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

ISSUER RISK

     An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

     A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

NON-DIVERSIFIED FUND RISK


     Definition of Non-Diversified. Any Fund that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the Fund's own investment restrictions and the diversification requirements of the Internal Revenue Code. In contrast, a diversified Fund may not, as to 75% of its assets, invest more than five percent of its total assets in the securities of one issuer, or own more than ten percent of the outstanding voting securities, of any one issuer.


     Risks. Since a non-diversified Fund may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified Fund may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

REAL ESTATE SECURITIES RISK

     Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:


 --   Declines in the value of real estate;      --   Losses due to costs resulting from the
 --   Risks related to general and local         clean-up of environmental problems;
      economic conditions;                       --   Liability to third parties for damages
 --   Possible lack of availability of mortgage  resulting from environmental problems;
funds;                                           --   Casualty or condemnation losses;
 --   Overbuilding;                              --   Limitations on rents;
 --   Extended vacancies of properties;          --   Changes in neighborhood values and the
 --   Increased competition;                     appeal of properties to tenants; and
 --   Increases in property taxes and operating  --   Changes in interest rates.
expenses;
 --   Changes in zoning laws;


     Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.


     Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.



     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.



SHORT SALES RISK



     See "Short Sales" under "Additional Information About the Funds' Principal Investment Policies".


SMALL AND MEDIUM SIZE COMPANIES RISK

Small or Unseasoned Companies:

 -- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

 -- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

 -- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

 -- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

 -- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

 -- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

STRIPPED SECURITIES RISK

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.


ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT POLICIES


     Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

FOREIGN REPURCHASE AGREEMENTS

     A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions which may be used but are not limited to the following:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

      -- financial futures contracts (including stock index and other securities futures),

      --   interest rate transactions*,

      --   currency transactions**,

      -- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

      --   caps, floors and collars, and

      --   structured notes, and similar securities.

* A Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions.


**A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.



     Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.



     Hedging and other strategic transactions may be used for the following purposes, among others:


      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

      --   to protect a Fund's unrealized gains in the value of its securities,

      -- to facilitate the sale of a Fund's securities for investment purposes,

      --   to manage the effective maturity or duration of a Fund's securities,

      -- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

      -- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.



ILLIQUID SECURITIES



     Each Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.


INDEXED/STRUCTURED SECURITIES


     The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


LENDING OF FUND SECURITIES

     Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

LOAN PARTICIPATIONS

     The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

MORTGAGE DOLLAR ROLLS

     The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

SHORT SALES

     The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

WARRANTS


     The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.


WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

     In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

     These investment strategies and securities are described further in the SAI.

                               MANAGEMENT OF JHT

ADVISORY ARRANGEMENTS

     John Hancock Investment Management Services, LLC (the "Adviser") is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto,

Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


     The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Funds. The Adviser does not itself manage any of JHT portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Fund,
(ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Trustees of JHT.



     A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for each Fund of JHT (except those listed below) is available in JHT's annual report to shareholders for the year ended December 31, 2006. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for the Small Cap Intrinsic Value, Franklin Templeton Founding Allocation, Income, Mutual Shares, Mid Cap Intersection and Emerging Markets Value Trusts will be available in JHT's semi-annual report to shareholders for the six month period ended June 30, 2007.



     JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a Fund) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



     As compensation for its services, the Adviser receives a fee from JHT computed separately for each Fund. On September 22-23, 2005, the Trustees of JHT approved an amendment to JHT's advisory agreement changing the method of calculating the advisory fees of most JHT Funds. This change, which is described below, became effective October 14, 2005.



     Prior to the amendment to the advisory agreement, the advisory fee was stated as an annual percentage of the current value of a Fund's net assets. Under the advisory agreement as amended, the amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables below to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the Fund also serves as the subadviser for the other funds.



     Under the advisory agreement, both before and after the amendment, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT.



     The following tables present a schedule of the management fees each Fund currently is obligated to pay the Adviser, either as an annual percentage of the current value of the Fund's net assets or as a percentage of Aggregate Net Assets. For information on the advisory fee for the master fund for each of the JHT Feeder Funds please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this Prospectus as well as the disclosure regarding these four Funds set forth above under "Fees and Expenses for Each Fund."



        FUNDS WHERE NET ASSETS AGGREGATED WITH NET ASSETS OF OTHER FUNDS

                    FOR PURPOSES OF DETERMINING BREAKPOINTS


                                                     FIRST            EXCESS OVER
                                                  $100 MILLION      $100 MILLION OF
                                                  OF AGGREGATE       AGGREGATE NET
FUND                                               NET ASSETS            ASSETS
----                                              ------------      ---------------
International Small Company(1)................        1.03%              0.980%



(1)For purposes of determining Aggregate Net Assets, the net assets of the International Small Company Trust, a series of JHT, and the International Small Company Fund, a series of John Hancock Funds II, are included.



                                                                        BETWEEN             BETWEEN
                                                     FIRST          $250 MILLION AND    $500 MILLION AND     EXCESS OVER
                                                  $250 MILLION      $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                                  OF AGGREGATE       AGGREGATE NET       AGGREGATE NET        AGGREGATE
FUND                                               NET ASSETS            ASSETS              ASSETS          NET ASSETS
----                                              ------------      ----------------    ----------------    -------------
Mid Cap Value Equity(1).......................       0.875%              0.850%              0.825%             0.800%



(1)For purposes of determining Aggregate Net Assets, the net assets of the Mid Cap Value Equity Trust, a series of JHT, and the Mid Cap Value Equity Fund, a series of John Hancock Funds II, are included.

                                       FIRST          EXCESS OVER
                                    $500 MILLION    $500 MILLION OF
                                    OF AGGREGATE     AGGREGATE NET
FUND                                 NET ASSETS          ASSETS
----                                ------------    ---------------
Emerging Small Company(1).........     0.970%            0.900%*



(1)For purposes of determining Aggregate Net Assets, the net assets of the Emerging Small Company Trust, a series of JHT, and the Emerging Small Company Fund, a series of John Hancock Funds II, are included.



                                                        BETWEEN
                                       FIRST        $250 MILLION AND      EXCESS OVER
                                    $250 MILLION    $500 MILLION OF     $500 MILLION OF
                                    OF AGGREGATE     AGGREGATE NET         AGGREGATE
FUND                                 NET ASSETS          ASSETS            NET ASSETS
----                                ------------    ----------------    ---------------
Real Estate Equity(1).............     0.875%            0.850%              0.825%



(1)For purposes of determining Aggregate Net Assets, the net assets of the Real Estate Equity Trust, a series of JHT, and the Real Estate Equity Fund, a series of John Hancock Funds II, are included.



                                                        BETWEEN
                                       FIRST        $500 MILLION AND      EXCESS OVER
                                    $500 MILLION    $750 MILLION OF     $750 MILLION OF
                                    OF AGGREGATE     AGGREGATE NET         AGGREGATE
FUND                                 NET ASSETS          ASSETS            NET ASSETS
----                                ------------    ----------------    ---------------
Global Real Estate(1).............     0.950%            0.925%              0.900%



(1)For purposes of determining Aggregate Net Assets, the net assets of the Global Real Estate Trust, a series of JHT, and the Global Real Estate Fund, a series of John Hancock Funds II, are included.



                                                        BETWEEN             BETWEEN
                                       FIRST        $300 MILLION AND    $500 MILLION AND      EXCESS OVER
                                    $300 MILLION    $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                    OF AGGREGATE       AGGREGATE         AGGREGATE NET         AGGREGATE
FUND                                 NET ASSETS        NET ASSETS            ASSETS            NET ASSETS
----                                ------------    ----------------    ----------------     -------------
Capital Appreciation(1)...........     0.850%            0.800%              0.700%              0.670%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation Trust, a series of JHT, and the Capital Appreciation Fund, a series of John Hancock Funds II, are included.


                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                    $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                    OF AGGREGATE     AGGREGATE NET       AGGREGATE NET         AGGREGATE          AGGREGATE
FUND                                 NET ASSETS          ASSETS              ASSETS            NET ASSETS        NET ASSETS
----                                ------------    ---------------     ----------------    ----------------    -------------
All Cap Core(1)...................     0.800%            0.800%              0.800%              0.750%             0.750%
Blue Chip Growth(2)...............     0.825%            0.825%              0.825%              0.825%             0.800%
Emerging Growth(3)................     0.800%            0.800%              0.800%              0.800%             0.800%
Equity-Income(4)..................     0.825%            0.825%              0.825%              0.825%             0.800%
Global Allocation(5)..............     0.850%            0.850%              0.850%              0.800%             0.800%
High Yield(6).....................     0.700%            0.700%              0.700%              0.650%             0.650%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Core Trust, a series of JHT, and the All Cap Core Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Blue Chip Growth Trust, a series of JHT, and the Blue Chip Growth Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Growth Trust, a series of JHT, and the Emerging Growth Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Equity-Income Trust, a series of JHT, and the Equity-Income Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Global Allocation Trust, a series of JHT, and the Global Allocation Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the High Yield Trust, a series of JHT, and the High Yield Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN             BETWEEN
                                       FIRST        $250 MILLION AND    $500 MILLION AND      EXCESS OVER
                                    $250 MILLION    $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                    OF AGGREGATE     AGGREGATE NET       AGGREGATE NET         AGGREGATE
FUND                                 NET ASSETS          ASSETS              ASSETS            NET ASSETS
----                                ------------    ----------------    ----------------     -------------
Dynamic Growth(1).................     0.900%            0.850%              0.825%              0.800%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth Trust, a series of JHT, and the Dynamic Growth Fund, a series of John Hancock Funds II, are included.


                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                    $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                    OF AGGREGATE     AGGREGATE NET       AGGREGATE NET         AGGREGATE          AGGREGATE
FUND                                 NET ASSETS          ASSETS              ASSETS            NET ASSETS        NET ASSETS
----                                ------------    ---------------     ----------------    ----------------    -------------
Health Sciences(1)................     1.050%            1.050%              1.050%              1.000%             1.000%
International Small Cap(2)........     1.050%            1.050%              0.950%              0.850%             0.850%
International Value(3)............     0.950%            0.950%              0.850%              0.800%             0.800%
Investment Quality Bond(4)........     0.600%            0.600%              0.600%              0.550%             0.550%
Mid Cap Stock(5)..................     0.875%            0.875%              0.850%              0.825%             0.825%
Mid Cap Value(6)..................     0.900%            0.900%              0.850%              0.825%             0.825%
Mid Value(7)......................     1.050%            0.950%              0.950%              0.950%             0.950%
Money Market(8)...................     0.500%            0.500%              0.500%              0.470%             0.470%
Natural Resources(9)..............     1.050%            1.000%              1.000%              1.000%             1.000%
Pacific Rim(10)...................     0.800%            0.800%              0.800%              0.700%             0.700%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Health Sciences Trust, a series of JHT, and the Health Sciences Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the International Small Cap Trust, a series of JHT, and the International Small Cap Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the International Value Trust, a series of JHT, the International Value Fund, a series of John Hancock Funds II, the Global Trust, a series of JHT and the Global Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Investment Quality Bond Trust, a series of JHT, and the Investment Quality Bond Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Stock Trust, a series of JHT, and the Mid Cap Stock Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Trust, a series of JHT, and the Mid Cap Value Fund, a series of John Hancock Funds II, are included.
(7)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Value Trust, a series of JHT, and the Mid Value Fund, a series of John Hancock Funds II, are included.
(8)For purposes of determining Aggregate Net Assets, the net assets of: the Money Market Trust, a series of JHT, and the Money Market Fund, a series of John Hancock Funds II, are included.
(9)For purposes of determining Aggregate Net Assets, the net assets of: the Natural Resources Trust, a series of JHT, and the Natural Resources Fund, a series of John Hancock Funds II, are included.
(10)For purposes of determining Aggregate Net Assets, the net assets of: the Pacific Rim Trust, a series of JHT, and the Pacific Rim Fund, a series of John Hancock Funds II, are included.

                                                       BETWEEN             BETWEEN             BETWEEN
                                      FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                   $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE          AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS        NET ASSETS
----                              ------------     ---------------     ----------------    ----------------    -------------
Quantitative All Cap(1).........      0.750%            0.700%              0.700%              0.700%             0.700%
Quantitative Mid Cap(2).........      0.750%            0.750%              0.650%              0.650%             0.650%
Real Estate Securities(3).......      0.700%            0.700%              0.700%              0.700%             0.700%
Science & Technology(4).........      1.050%            1.050%              1.050%              1.000%             1.000%
Small Cap(5)....................      0.850%            0.850%              0.850%              0.850%             0.850%
Small Cap Opportunities(6)......      1.000%            1.000%              1.000%              0.950%             0.950%
Small Company Value(7)..........      1.050%            1.050%              1.050%              1.000%             1.000%
Special Value(8)................      0.950%            0.950%              0.950%              0.950%             0.950%
Strategic Bond(9)...............      0.700%            0.700%              0.700%              0.650%             0.650%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative All Cap Trust, a series of JHT, and the Quantitative All Cap Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Mid Cap Trust, a series of JHT, and the Quantitative Mid Cap Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Securities Trust, a series of JHT, and the Real Estate Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Science & Technology Trust, a series of JHT, and the Science & Technology Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Trust, a series of JHT, and the Small Cap Fund, a series of John Hancock Funds II, are included.
(6)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Opportunities Trust, a series of JHT, and the Small Cap Opportunities Fund, a series of John Hancock Funds II, are included.
(7)For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Value Trust, a series of JHT, and the Small Company Value Fund, a series of John Hancock Funds II, are included.
(8)For purposes of determining Aggregate Net Assets, the net assets of: the Special Value Trust, a series of JHT, and the Special Value Fund, a series of John Hancock Funds II, are included.
(9)For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond Trust, a series of JHT, and the Strategic Bond Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN             BETWEEN
                                      FIRST        $50 MILLION AND     $250 MILLION AND    $500 MILLION AND     EXCESS OVER
                                   $50 MILLION     $250 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE          AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS        NET ASSETS
----                              ------------     ---------------     ----------------    ----------------    -------------
All Cap Value(1)................      0.850%            0.850%              0.800%              0.750%             0.750%
Financial Services(2)...........      0.850%            0.800%              0.800%              0.750%             0.750%
Fundamental Value(3)............      0.850%            0.800%              0.800%              0.750%             0.750%
Mid Cap Index(4)................      0.490%            0.490%              0.480%              0.460%             0.460%
Small Cap Index(5)..............      0.490%            0.490%              0.480%              0.460%             0.460%
Total Stock Market Index(6).....      0.490%            0.490%              0.480%              0.460%             0.460%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Value Trust, a series of JHT, and the All Cap Value Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Financial Services Trust, a series of JHT, and the Financial Services Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Fundamental Value Trust, a series of JHT, and the Fundamental Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Index Trust, a series of JHT, and the Mid Cap Index Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Index Trust, a series of JHT, and the Small Cap Index Fund, a series of John Hancock Funds II, are included.

(6)For purposes of determining Aggregate Net Assets, the net assets of: the Total Stock Market Index Trust, a series of JHT, and the Total Stock Market Index Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN
                                      FIRST        $250 MILLION AND    $500 MILLION AND      EXCESS OVER
                                  $250 MILLION     $500 MILLION OF     $750 MILLION OF     $750 MILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS*       NET ASSETS*         NET ASSETS*         NET ASSETS*
----                              ------------     ----------------    ----------------    ---------------
Large Cap Trust.................      0.780%            0.730%              0.680%              0.650%


*Aggregate Net Assets include the net assets of the Large Cap Trust, a series of John Hancock Trust, and the Large Cap Fund, a series of John Hancock Funds II.


                                                       BETWEEN             BETWEEN
                                      FIRST        $500 MILLION AND     $1 BILLION AND       EXCESS OVER
                                  $500 MILLION      $1 BILLION OF      $2.5 BILLION OF     $2.5 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS
----                              ------------     ----------------    ---------------     ---------------
Growth Opportunities(1).........      0.800%            0.780%              0.770%              0.760%
Growth(2).......................      0.800%            0.780%              0.770%              0.760%
Intrinsic Value(3)..............      0.780%            0.760%              0.750%              0.740%
U.S. Multi Sector(4)............      0.780%            0.760%              0.750%              0.740%
Value Opportunities(5)..........      0.800%            0.780%              0.770%              0.760%


(1)For purposes of determining Aggregate Net Assets, the net assets of the Growth Opportunities Trust, a series of JHT, the Growth Opportunities Fund, a series of John Hancock Funds III and the Growth Opportunities Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of both the Growth Trust, a series of JHT, the Growth Fund, a series of John Hancock Funds III and the Growth Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of the Intrinsic Value Trust, a series of JHT, the Intrinsic Value Fund, a series of John Hancock Funds III and the assets of the Intrinsic Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of the U.S. Multi Sector Trust, a series of JHT, and the U.S. Multi Sector Fund, a series of John Hancock Funds II, are included.
(5)For purposes of determining Aggregate Net Assets, the net assets of the Value Opportunities Trust, a series of JHT, the Value Opportunities Fund, a series of John Hancock Funds III and the Value Opportunities Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN             BETWEEN
                                      FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                   $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE          AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS        NET ASSETS
----                              ------------     ---------------     ----------------    ----------------    -------------
U.S. Government Securities(1)...      0.620%            0.620%              0.620%              0.550%             0.550%
U.S. High Yield Bond(2).........      0.750%            0.750%              0.720%              0.720%             0.720%
Value(3)........................      0.750%            0.750%              0.725%              0.650%             0.650%
500 Index(4)....................      0.470%            0.470%              0.470%              0.460%             0.460%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities Trust, a series of JHT, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. High Yield Bond Trust, a series of JHT, and the U.S. High Yield Bond Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Value Trust, a series of JHT, and the Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the 500 Index Trust, a series of JHT, and the 500 Index Fund, a series of John Hancock Funds II, are included.

                                                       BETWEEN
                                      FIRST        $500 MILLION AND      EXCESS OVER
                                  $500 MILLION      $1 BILLION OF       $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS
----                              ------------     ----------------     -------------
Quantitative Value(1)...........      0.700%            0.650%              0.600%
Strategic Income(2).............      0.725%            0.650%              0.650%
U.S. Global Leaders Growth(3)...     0.7125%            0.675%              0.675%
Value & Restructuring(4)........      0.825%            0.800%              0.775%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Value Trust, a series of JHT, and the Quantitative Value Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Income Trust, a series of JHT, and the Strategic Income Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Global Leaders Growth Trust, a series of JHT, and the U.S. Global Leaders Growth Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Value & Restructuring Trust, a series of JHT, and the Value & Restructuring Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN             BETWEEN
                                      FIRST        $100 MILLION AND    $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                  $100 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE          AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS        NET ASSETS
----                              ------------     ----------------    ----------------    ----------------    -------------
International Equity Index
  A(1)..........................      0.550%            0.530%              0.530%              0.530%             0.530%
Small Cap Growth(2).............      1.100%            1.050%              1.050%              1.050%             1.050%
Small Cap Value(3)..............      1.100%            1.050%              1.050%              1.050%             1.050%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the International Equity Index Trust A, a series of JHT, and the International Equity Index Fund A, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Growth Trust, a series of JHT, and the Small Cap Growth Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Value Trust, a series of JHT, and the Small Cap Value Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN
                                      FIRST        $600 MILLION AND    $900 MILLION AND      EXCESS OVER
                                  $600 MILLION     $900 MILLION OF     $1.5 BILLION OF     $1.5 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS
----                              ------------     ----------------    ----------------    ---------------
Utilities(1)....................      0.825%            0.800%              0.775%              0.700%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Utilities Trust, a series of JHT, and the Utilities Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN
                                      FIRST        $250 MILLION AND    $500 MILLION AND      EXCESS OVER
                                  $250 MILLION     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS
----                              ------------     ----------------    ----------------     -------------
Spectrum Income(1)..............      0.800%            0.725%              0.725%              0.725%


(1)For purposes of determining Aggregate Net Assets, the net asset of: the Spectrum Income Trust, a series of JHT, and the Spectrum Income Fund, a series of John Hancock Funds II, are included.


                                                       BETWEEN             BETWEEN
                                      FIRST        $200 MILLION AND    $400 MILLION AND      EXCESS OVER
                                  $200 MILLION     $400 MILLION OF      $1 BILLION OF       $1 BILLION OF
                                  OF AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS         NET ASSETS          NET ASSETS          NET ASSETS
----                              ------------     ----------------    ----------------     -------------
Vista Trust(1)..................      0.900%            0.850%              0.825%              0.800%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Vista Trust, a series of JHT, and the Vista Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $200 MILLION AND      EXCESS OVER
                                 $200 MILLION OF    $400 MILLION OF     $400 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS        NET ASSETS(10)
----                             ---------------    ----------------    ----------------
Core Bond(1)...................       0.690%             0.640%              0.570%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Core Bond Trust, a series of JHT, and the Core Bond Fund, a series of John Hancock Funds II, are included.


                                      FIRST           EXCESS OVER
                                 $350 MILLION OF    $350 MILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ----------------
Core Equity(1).................       0.850%             0.750%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Core Equity Trust, a series of JHT, and the Core Equity Fund, a series of John Hancock Funds II, are included.


                                      FIRST           EXCESS OVER
                                  $1 BILLION OF      $1 BILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ----------------
Global(1)......................       0.850%             0.800%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Global Trust, a series of JHT, the Global Fund, a series of John Hancock Funds II, the International Value Trust, a series of JHT, and the International Value Fund, a series of John Hancock Funds II, are included.


                                                        BETWEEN             BETWEEN
                                      FIRST         $150 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $150 MILLION OF    $500 MILLION OF     $2.5 BILLION OF     $2.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE         AGGREGATE NET
FUND                               NET ASSETS          NET ASSETS          NET ASSETS            ASSETS
----                             ---------------    ----------------    ----------------    ----------------
High Income Trust(1)...........       0.725%             0.675%               .650%               .600%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the High Income Trust, a series of JHT, and the High Income Fund, a series of John Hancock Funds II, are included.


                                                        BETWEEN
                                      FIRST         $100 MILLION AND      EXCESS OVER
                                 $100 MILLION OF     $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------
International Core(1)..........       0.920%             0.895%              0.880%


(1)For the purposes of determining Aggregate Net Assets, the assets of the International Core Trust, a series of John Hancock Trust, the assets of the International Core Fund, a series of John Hancock Funds III, and the assets of the International Core Fund (formerly, the International Stock Fund), a series of John Hancock Funds II, are included.


                                                        BETWEEN
                                      FIRST         $100 MILLION AND      EXCESS OVER
                                 $100 MILLION OF     $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------
International Growth(1)........       0.920%             0.895%              0.880%


(1)For purposes of determining Aggregate Net Assets, the net assets of both the International Growth Trust, a series of JHT, the International Growth Fund, a series of John Hancock Funds III and the International Growth Fund, a series of John Hancock Funds II, are included.


                                                        BETWEEN
                                      FIRST         $750 MILLION AND      EXCESS OVER
                                 $750 MILLION OF    $1.5 BILLION OF     $1.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------
International
  Opportunities(1).............       0.900%             0.850%              0.800%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities Trust, a series of JHT, and the International Opportunities Fund, a series of John Hancock Funds II, are included.

                                                        BETWEEN
                                      FIRST         $500 MILLION AND      EXCESS OVER
                                 $500 MILLION OF     $1 BILLION OF       $1 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------
Large Cap Value(1).............       0.825%             0.800%              0.775%


(1) For purposes of determining Aggregate Net Assets, the net assets of the Large Cap Value Trust, a series of John Hancock Trust, and the Large Cap Value Fund, a series of John Hancock Funds II, are included.


                                                        BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $100 MILLION AND      EXCESS OVER
                                 $50 MILLION OF     $100 MILLION OF     $250 MILLION OF     $250 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------    ----------------
Short-Term Bond(1).............       0.600%             0.600%              0.575%              0.550%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Short-Term Bond Trust, a series of JHT, and the Short-Term Fund, a series of John Hancock Funds II, are included.


                                      FIRST           EXCESS OVER
                                 $125 MILLION OF    $125 MILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ----------------
Small Company(1)...............       1.050%             1.000%


(1)For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Trust, a series of JHT, and the Small Company Fund, a series of John Hancock Funds II, are included.


                                      FIRST           EXCESS OVER
FUND                              $250 MILLION        $250 MILLION
----                             ---------------    ----------------
Small Company Growth
  Trust(1).....................        1.05%              1.00%


(1)When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth Trust is 1.00% on all assets. For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Growth Trust and the All Cap Growth Trust, each a series of JHT, and of the Small Company Growth Fund and the All Cap Growth Fund, each a series of John Hancock Funds II, are included.


                                      FIRST           EXCESS OVER
                                  $1 BILLION OF      $1 BILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ----------------
Small Cap Intrinsic Value
  Trust*.......................       0.900%             0.850%



(*)For purposes of determining Aggregate Net Assets, the net assets of the Small Cap Intrinsic Value Trust, a series of JHT, and the Small Cap Intrinsic Value Fund, a series of John Hancock Funds II, are included.



                                                        BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $200 MILLION AND      EXCESS OVER
                                 $50 MILLION OF     $200 MILLION OF     $500 MILLION OF     $500 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS*        NET ASSETS*         NET ASSETS*         NET ASSETS*
----                             ---------------    ----------------    ----------------    ----------------
Income Trust...................       1.075%             0.915%              0.825%              0.800%


(*)Aggregate Net Assets include the net assets of the Income Trust, a series of John Hancock Trust, and the Income Fund, a series of John Hancock Funds II.


                                      FIRST           EXCESS OVER
                                 $500 MILLION OF    $500 MILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS*        NET ASSETS*
----                             ---------------    ----------------
Mid Cap Intersection Trust.....       0.875%             0.850%


(*)Aggregate Net Assets include the net assets of the Mid Cap Intersection Trust, a series of John Hancock Trust, and the Mid Cap Intersection Fund, a series of John Hancock Funds II.

                                      FIRST           EXCESS OVER
                                 $100 MILLION OF    $100 MILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS*        NET ASSETS*
----                             ---------------    ----------------
Emerging Markets Value Trust...        1.00%             0.950%


(*)Aggregate Net Assets include the net assets of the Emerging Markets Value Trust, a series of John Hancock Trust, and the Emerging Markets Value Fund, a series of John Hancock Funds II.


                                                        BETWEEN             BETWEEN
                                      FIRST         $250 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $250 MILLION OF    $500 MILLION OF     $750 MILLION OF     $750 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS*        NET ASSETS*         NET ASSETS*         NET ASSETS*
----                             ---------------    ----------------    ----------------    ---------------
Strategic Opportunities........       0.780%             0.730%              0.680%              0.650%



*Aggregate Net Assets include the net assets of the Large Cap Trust and the Strategic Opportunities Trust, each a series of John Hancock Trust, and the Large Cap Fund, a series of John Hancock Funds II.



                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $200 MILLION AND    $500 MILLION AND      EXCESS OVER
                                 $50 MILLION OF     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
FUND                               NET ASSETS          NET ASSETS          NET ASSETS          NET ASSETS         NET ASSETS
----                             --------------     ---------------     ----------------    ----------------     -------------
All Cap Growth.................       0.850%             0.850%              0.850%              0.825%              0.800%
Growth & Income................       0.675%             0.675%              0.675%              0.675%              0.675%



                                                        BETWEEN
                                      FIRST          $1 BILLION AND       EXCESS OVER
                                  $1 BILLION OF      $2 BILLION OF       $2 BILLION OF
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                              -------------      --------------      -------------
U.S. Large Cap.................       0.825%             0.725%              0.700%



                                      FIRST           EXCESS OVER
                                 $500 MILLION OF    $500 MILLION OF
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ---------------
Overseas Equity................       0.990%             0.850%



                                                        BETWEEN             BETWEEN             BETWEEN
                                      FIRST         $50 MILLION AND     $200 MILLION AND    $500 MILLION AND      EXCESS OVER
                                   $50 MILLION      $200 MILLION OF     $500 MILLION OF      $1 BILLION OF       $1 BILLION OF
FUND                              OF NET ASSETS        NET ASSETS          NET ASSETS          NET ASSETS         NET ASSETS
----                              -------------     ---------------     ----------------    ----------------     -------------
Income & Value.................       0.800%             0.800%              0.800%              0.750%              0.750%
Money Market B.................       0.500%             0.500%              0.500%              0.470%              0.470%
500 Index B....................       0.470%             0.470%              0.470%              0.460%              0.460%



                                      FIRST            EXCESS OF
                                 $100 MILLION OF    $100 MILLION OF
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ---------------
International Equity Index B...       0.550%             0.530%






                                                        BETWEEN             BETWEEN
                                      FIRST         $500 MILLION AND     $1 BILLION AND        EXCESS OF
                                 $500 MILLION OF     $1 BILLION OF      $2.5 BILLION OF     $2.5 BILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE           AGGREGATE
FUND                               NET ASSETS*        NET ASSETS*         NET ASSETS*         NET ASSETS*
----                             ---------------    ----------------    ---------------     ---------------
U.S. Core Trust................       0.780%             0.760%              0.750%              0.740%



*For the purposes of determining Aggregate Net Assets, the following net assets are included:


(a) the net assets of U.S. Core Trust, a series of John Hancock Trust,


(b) that portion of the net assets of the Managed Trust, a series of John Hancock Trust, that is managed by GMO.


(c) the net assets of U.S. Core Fund, a series of John Hancock Funds III


(d) the net assets of Growth & Income Fund, a series of John Hancock Funds II


(e) that portion of the net assets of the Managed Fund, a series of John Hancock Funds II, that is managed by GMO.



                             ABSOLUTE RETURN TRUST



     The Absolute Return Trust pays the Adviser a management fee, which has two components: (a) a fee on assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in Affiliated Funds ("Other Assets").

Affiliated Funds are any fund of JHT, John Hancock Funds II or John Hancock Funds III, excluding the following JHT Funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B.



ADVISORY FEE ON AFFILIATED FUND ASSETS



     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Trust and the Absolute Return Fund, a series of John Hancock Funds II (collectively, the "Absolute Return Funds") determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Absolute Return Trust.



                                                        BETWEEN
                                      FIRST         $200 MILLION AND      EXCESS OVER
                                 $200 MILLION OF    $500 MILLION OF     $500 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------
Absolute Return(1).............       0.150%            0.1250%              0.100%



ADVISORY FEE ON OTHER ASSETS



     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds, determined in accordance with the following schedule and that rate is applied to the Other Assets of the Absolute Return Trust.



                                                        BETWEEN
                                      FIRST         $200 MILLION AND      EXCESS OVER
                                 $200 MILLION OF    $500 MILLION OF     $500 MILLION OF
                                    AGGREGATE          AGGREGATE           AGGREGATE
FUND                               NET ASSETS          NET ASSETS          NET ASSETS
----                             ---------------    ----------------    ----------------
Absolute Return................       0.600%             0.575%              0.500%



                  FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST



     The Franklin Templeton Founding Allocation Trust pays the Adviser a management fee which has two components: (a) a fee on net assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on net assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following Funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.



ADVISORY FEE ON AFFILIATED FUND ASSETS


     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.


         NET ASSETS OF THE FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST


   FIRST             EXCESS OVER
$500 MILLION         $500 MILLION
------------         ------------
   0.050%               0.040%


ADVISORY FEE ON OTHER ASSETS



     (b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.


           NET ASSETS OF FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

   FIRST             EXCESS OVER
$500 MILLION         $500 MILLION
------------         ------------
   0.500%               0.490%

                                LIFESTYLE TRUSTS


                                       FIRST           EXCESS OVER
                                  $7.5 BILLION OF    $7.5 BILLION OF
                                     AGGREGATE          AGGREGATE
FUND                               NET ASSETS(1)      NET ASSETS(1)
----                              ---------------    ----------------
Lifestyle Aggressive............       0.050%             0.040%
Lifestyle Growth................       0.050%             0.040%
Lifestyle Balanced..............       0.050%             0.040%
Lifestyle Moderate..............       0.050%             0.040%
Lifestyle Conservative..........       0.050%             0.040%


---------------

(1)For purposes of determining Aggregate Net Assets, the net assets of:
Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust, each a series of John Hancock Trust and Lifestyle Aggressive Fund, Lifestyle Growth Fund, Lifestyle Balanced Fund, Lifestyle Moderate Fund, Lifestyle Conservative Fund, each a series of John Hancock Funds II, are included.

       FUNDS WHERE NET ASSETS NOT AGGREGATED WITH NET ASSETS OTHER FUNDS
                    FOR PURPOSES OF DETERMINING BREAKPOINTS


                                     ALL ASSET
FUND                                  LEVELS
----                                 ---------
Active Bond.....................       0.600%
Bond Index A....................       0.470%
Bond Index B....................       0.470%
Classic Value...................       0.800%
Global Bond.....................       0.700%
Index Allocation................       0.050%
Managed Trust...................       0.690%
Mutual Shares...................       0.960%
Real Return Bond................       0.700%
Special Value...................       0.950%
Total Return....................       0.700%



ADVISORY FEE WAIVERS



     Advisory Fee Waiver for All Funds of JHT Except Those Noted Below. Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Funds of JHT or otherwise reimburse the expenses of those Funds (the "Participating Funds") as set forth below (the "Reimbursement"). The Participating Funds are all Funds of JHT except the following:


     The five Lifestyle Trusts

     Absolute Return Trust

     American Bond Trust

     American Growth Trust

     American International Trust

     American Blue Chip Income and Growth Trust

     American Growth-Income Trust

     American Global Growth Trust


     American High-Income Bond Trust


     American New World Trust

     American Global Small Capitalization Trust

     American Asset Allocation Trust

     Money Market Trust B

     500 Index Trust B

     International Equity Index Trust B

     Bond Index Trust B

     Index Allocation Trust

     Franklin Templeton Founding Allocation Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.


Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity Trusts.


     T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust. This waiver is based on the combined average daily net assets of these Funds and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").


     The percentage fee reduction prior to November 1, 2006 was as follows:


COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE FUNDS             FEE REDUCTION
------------------------------------------------------             -------------
                                                                (AS A PERCENTAGE OF
                                                                THE SUBADVISORY FEE)
First $750 million..........................................            0.00%
Over $750 million...........................................             5.0%


     As of November 1, 2006, the percentage reduction is as follows:


COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE FUNDS             FEE REDUCTION
------------------------------------------------------             -------------
                                                                (AS A PERCENTAGE OF
                                                                THE SUBADVISORY FEE)
First $750 million..........................................            0.00%
Next $750 million...........................................             5.0%
Next $1.5 billion...........................................             7.5%
Over $3 billion.............................................            10.0%



     The Adviser has also voluntarily agreed to reduce the advisory fee for each
T. Rowe Fund by the amount that the subadvisory fee is reduced.


     This voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser.


     Global and International Value Trusts. The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such Fund does not exceed 0.45% of the Fund's average net assets. These advisory fee waivers may be terminated at any time.



     Franklin Templeton Founding Allocation Trust. The Adviser has contractually agreed to reduce the advisory for the Franklin Templeton Founding Allocation Trust to the rates noted below until May 1, 2008. This reduction may be terminated any time after May 1, 2008.



     The advisory fee on Affiliated Fund Assets is: 0% of Affiliated Fund Assets



     The advisory fee on Other Assets is:



   FIRST       EXCESS OVER
$500 MILLION   $500 MILLION
------------   ------------
   0.450%         0.450%



     Real Return Bond Trust. The Adviser has voluntarily agreed to waive its advisory fee to the rates noted below. This waiver may be terminated at any time by the Adviser.



                                                                 FIRST       EXCESS OVER
                                                               $1 BILLION     $1 BILLION
                                                              OF AGGREGATE   OF AGGREGATE
PORTFOLIO                                                     NET ASSETS*    NET ASSETS*
---------                                                     ------------   ------------
Real Return Bond Trust......................................     0.700%         0.650%



*Aggregate Net Assets include the net assets of the Real Return Bond Trust, a series of John Hancock Trust, and the Real Return Bond Fund, a series of John Hancock Funds II.



VOLUNTARY EXPENSE LIMITATION



     All Funds Except the Lifestyle Trusts, Absolute Return Trust, Index Allocation Trust, Emerging Growth Trust, Global Trust, Income Trust, Mutual Shares Trust, Money Market Trust B, 500 Index Trust B, International Index Trust B, Bond

Index Trust B, JHT Feeder Funds and the Franklin Templeton Founding Allocation Trust, (the "Excluded Portfolios"). The Adviser has agreed to reduce its advisory fee for a class of shares of a Fund of JHT in an amount equal to the amount by which the Expenses of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Fund excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business.



Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class)


     - 0.050% in the case of the International Index Trust A and the 500 Index Trust,
     - 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and Bond Index Trust A,

     - 0.75% in the case of the Emerging Markets Value Trust, International Opportunities Trust, International Small Cap Trust, Global Bond Trust, International Value Trust, Overseas Equity Trust, International Core Trust, Global Real Estate Trust, International Small Company Trust and Pacific Rim Trust,


     - 0.50% in the case of all other Funds except the Excluded Funds noted above.


     These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated any time.


SPECIAL VALUE TRUST



     The Adviser has agreed to reduce its advisory fee for a class of shares of the Special Value Trust in an amount equal to the amount by which the Expenses of such class of the Special Value Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Special Value Trust an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Special Value Trust excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions,
(g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Special Value Trust.



     Expense Limit (as a percentage of the average annual net assets of the Special Value Trust attributable to the class): 0.06%



     This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated any time.



CONTRACTUAL EXPENSE LIMITATION



     Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B. JHT sells these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the expense table under "Fund Annual Expenses" reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" set forth under "Fund Annual Expenses" does not exceed the rate noted in the table below under "Net Fund Annual Expenses." A Fund's "Net Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



                                                              NET FUND
                                                               ANNUAL
FUND                                                          EXPENSES
----                                                          --------
Money Market Trust B........................................    0.28%
500 Index Trust B...........................................    0.25%
International Equity Index Trust B..........................    0.34%
Bond Index Trust B..........................................    0.25%



     Index Allocation Trust. The Adviser has contractually agreed to reimburse Expenses of the Index Allocation Trust that exceed 0.02% of the average annual net assets of the Index Allocation Trust until May 1, 2008. Expenses includes all expenses of the Index Allocation Trust except Rule 12b-1 fees, Underlying Fund expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2008.



     Absolute Return Trust. The Adviser has agreed until May 1, 2008 to reduce its advisory fee for a class of shares of the Absolute Return Trust in an amount equal to the amount by which the Expenses of the class of the Absolute Return Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Absolute Return Trust an amount necessary to ensure that such expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Absolute Return Trust excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) Underlying Fund expenses, (d) transfer agency fees and service fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This reimbursement may be terminated at any time after May 1, 2008.


     Expense Limit:

     - 0.05% of the average annual net assets of the Absolute Return Trust attributable to the class.


     Emerging Growth Trust, Global Trust, Income Trust, Mutual Shares
Trust. The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Funds of JHT noted below in an amount equal to the amount by which the Expenses of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Fund excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class)



     -  0.100% in the case of the Income Trust and the Mutual Shares Trust,



     -  0.150% in the case of the Global Trust, and



     -  0.250% in case of the Emerging Growth Trust.



     The Adviser has contractually agreed to reimburse expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.



     Franklin Templeton Founding Allocation Trust. The Adviser has contractually agreed to reimburse the Fund's Expenses that exceed 0.025% of its average annual net assets. Expenses means all expenses of the Fund excluding:
(a) Rule 12b-1 fees, (b) Underlying Fund expenses, (c) taxes, (d) portfolio brokerage, (e) interest, and (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The Adviser has contractually agreed to reimburse Expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.



SUBADVISORY ARRANGEMENTS AND MANAGEMENT BIOGRAPHIES



     The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs. A discussion regarding the basis for the Board of Trustees' approval of each subadvisory agreement is available in the Fund's annual report to shareholders for the year ended December 31, 2006. A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreements for the Small Cap Intrinsic Value, Franklin Templeton Founding Allocation, Income, Mutual Shares, Mid Cap Intersection and Emerging Markets Value Trusts will be available in JHT's semi-annual report to shareholders for the six-month period ended June 30, 2007.


     Subadvisory Fees. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

     Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

AIM CAPITAL MANAGEMENT, INC. ("AIM")


     AIM is an indirect wholly owned subsidiary of AIM Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

FUND                                                          PORTFOLIO MANAGERS
----                                                          ------------------
All Cap Growth Trust*.......................................  Lanny H. Sachnowitz
                                                              Kirk L. Anderson
                                                              James G. Birdsall
                                                              Robert J. Lloyd
Small Company Growth Trust**................................  Juliet S. Ellis
                                                              Juan R. Hartsfield

*The portfolio managers for the All Cap Growth Trust are assisted by the subadviser's Large/Multi-Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the subadviser. Team members provide research support and make securities recommendations, but do not have day-to-day management responsibilities, with respect to the Fund's portfolio.

**The portfolio managers for the Small Company Growth Trust are similarly assisted by the subadviser's Small Cap Core/ Growth Team.

      -- Kirk L. Anderson. Portfolio Manager; associated with AIM and/or its affiliates since 1994.

      -- James G. Birdsall. Portfolio Manager; associated with AIM and/or its affiliates since 1995.

      -- Juliet S. Ellis. Senior Portfolio Manager; associated with AIM and/or its affiliates since 2004; formerly a Managing Director of JPMorgan Fleming Asset Management.

      -- Juan R. Hartsfield. Portfolio Manager; associated with AIM and/or its affiliates since 2004; formerly a co-portfolio manager in the JPMorgan Fleming Asset Management.

      -- Robert J. Lloyd. Portfolio Manager, associated with AIM/and or its affiliates since 2000; formerly an employee of American Electric Power (1997-2000).

      -- Lanny H. Sachnowitz. Senior Portfolio Manager; associated with AIM/and or its affiliates since 1987. As the lead manager for the All Cap Growth Fund, Mr. Sachnowitz generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

     American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.


FUND                                                          PORTFOLIO MANAGERS
----                                                          ------------------
Small Company Trust.........................................  Wilhelmine von Turk
                                                              Thomas P. Vaiana
                                                              Brian Ertley
Vista Trust.................................................  Glen A. Fogle
                                                              David M. Holland
                                                              Bradley J. Eixmann



      -- Bradley J. Eixmann. Portfolio Manager; joined American Century in 2002; a portfolio manager since 2007.


      -- Brian Ertley. Portfolio Manager and Senior Quantitative Analyst; joined American Century in 1998; a portfolio manager since 2006.

      -- Glenn A. Fogle. Senior Vice President and Senior Portfolio Manager; joined American Century in 1990; a portfolio manager since 1993.


      -- David M. Holland. Vice President and Portfolio Manager; joined American Century in 1998; a portfolio manager since 2004.


      -- Wilhelmine von Turk. Vice President and Senior Portfolio Manager; joined American Century in November 1995; a portfolio manager since 2000.

      -- Thomas P. Vaiana. Vice President and Portfolio Manager; joined American Century in February 1997; a portfolio manager since 2000.

BLACKROCK INVESTMENT MANAGEMENT, LLC ("BLACKROCK")


     BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock's offices are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. BlackRock, Inc. is owned approximately 49% by Merrill Lynch & Co. ("ML & Co."), approximately 34% by The PNC Financial Services Group, Inc. ("PNC") and approximately 17% by employees and public shareholders. PNC is a diversified financial services organization with headquarters at 249 Fifth Avenue, One PNC Plaza, Pittsburgh, Pennsylvania 15222. ML & Co. is a financial services holding company with offices at World Financial Center, North Tower, 250 Vesey Street, New York, NY 10080. ML & Co. and PNC may be deemed "controlling persons" (as defined in the 1940 Act) of BlackRock, Inc. because of their ownership of the voting securities of BlackRock or their power to exercise a controlling influence over its management or policies.


FUND                                                          PORTFOLIO MANAGER
----                                                          -----------------
Large Cap Value Trust.......................................     Robert Doll

      -- Robert Doll. Senior Portfolio Manager; Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates from 2005 to 2006; President and Chief Investment Officer of MLIM and Fund Asset Management, L.P. from 2001 to 2006.

CAPITAL GUARDIAN TRUST COMPANY ("CGTC")

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.


     CGTC uses a multiple portfolio manager system in managing a portfolio's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the portfolio's objectives and policies. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.


FUND                                                            PORTFOLIO MANAGER
----                                                            -----------------
U.S. Large Cap Trust........................................  Multi-Manager System 1
Overseas Equity Trust.......................................  Multi-Manager System 2
Income & Value Trust........................................  Multi-Manager System 3


MULTI-MANAGER SYSTEM 1:
PORTFOLIO MANAGER                     LENGTH OF SERVICE
TITLE, COMPANY AFFILIATION        WITH CGTC OR AN AFFILIATE       BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
--------------------------        -------------------------       -------------------------------------------
Terry Berkemeier                  15 years                    Portfolio Manager selecting equity securities
Senior Vice President, CGTC

Michael R. Ericksen               20 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC

David I. Fisher                   37 years                    Portfolio Manager selecting equity securities
Chairman of the Board, CGTC

Karen A. Miller                   16 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC

Theodore R. Samuels               25 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC

Eugene P. Stein                   34 years                    Portfolio Manager selecting equity securities
Vice Chairman, CGTC

MULTI-MANAGER SYSTEM 1:
PORTFOLIO MANAGER                     LENGTH OF SERVICE
TITLE, COMPANY AFFILIATION        WITH CGTC OR AN AFFILIATE       BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
--------------------------        -------------------------       -------------------------------------------
Alan J. Wilson                    16 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC



MULTI-MANAGER SYSTEM 2:
PORTFOLIO MANAGER                     LENGTH OF SERVICE
TITLE, COMPANY AFFILIATION        WITH CGTC OR AN AFFILIATE       BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
--------------------------        -------------------------       -------------------------------------------
David I. Fisher                   37 years                    Portfolio Manager selecting equity securities
Chairman of the Board, CGTC
Arthur J. Gromadzki               20 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President of Capital
International Research, Inc., an
affiliate of CGTC
Richard N. Havas                  20 years                    Portfolio Manager selecting equity securities
Senior Vice President of Capital
International Research, Inc. an
affiliate of CGTC
Seung Kwak                        4 years, 17 years with      Portfolio Manager selecting equity securities
Senior Vice President for         Zurich Scudder Investments
Capital International K.K., an
affiliate of CGTC
Nancy J. Kyle                     16 years                    Portfolio Manager selecting equity securities
Vice Chairman, CGTC
John M. N. Mant                   16 years                    Portfolio Manager selecting equity securities
Executive Vice President of
Capital International Research,
Inc., an affiliate of CGTC
Lionel M. Sauvage                 19 years                    Portfolio Manager for equity securities
Director and Senior Vice
President, CGTC
Nilly Sikorsky                    44 years                    Portfolio Manager selecting equity securities
Chairman of Capital
International S.A., an affiliate
of CGTC
Rudolf M. Staehelin               25 years                    Portfolio Manager for equity securities
Senior Vice President of Capital
International Research, Inc., an
affiliate of CGTC



MULTI-MANAGER SYSTEM 3:
PORTFOLIO MANAGER                     LENGTH OF SERVICE
TITLE, COMPANY AFFILIATION        WITH CGTC OR AN AFFILIATE       BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
--------------------------        -------------------------       -------------------------------------------
Terry Berkemeier                  15 years                    Portfolio Manager selecting equity securities
Vice President, CGTC
Christine Cronin                  10 years                    Portfolio Manager selecting fixed income securities
Vice President of Capital
Research Company, an affiliate
of CGTC
Michael R. Ericksen               20 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC
David I. Fisher                   37 years                    Portfolio Manager selecting equity securities
Chairman of the Board, CGTC
Michael D. Locke                  11 years                    Portfolio Manager selecting fixed income securities
Vice President of Capital
Research Company, an affiliate
of CGTC

MULTI-MANAGER SYSTEM 3:
PORTFOLIO MANAGER                     LENGTH OF SERVICE
TITLE, COMPANY AFFILIATION        WITH CGTC OR AN AFFILIATE       BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
--------------------------        -------------------------       -------------------------------------------
Karen A. Miller                   16 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President CGTC
James R. Mulally                  27 years                    Portfolio Manager selecting fixed income securities
Director and Senior Vice
President, CGTC
Wesley K. S. Phoa                 8 years                     Fixed-Income Quantitative
Vice President, CGTC
Theodore R. Samuels               25 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC
Eugene P. Stein                   34 years                    Portfolio Manager selecting equity securities
Vice Chairman, CGTC
Alan J. Wilson                    15 years                    Portfolio Manager selecting equity securities
Director and Senior Vice
President, CGTC


CAPITAL RESEARCH MANAGEMENT COMPANY ("CRMC")


     CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of Capital Group Companies, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1968.


     CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by CRMC's investment committee. In addition, CRMC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

     The primary individual portfolio counselors for each of the funds are:


                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
James K. Dunton          Growth-Income Fund -- 24    Senior Vice President and       Serves as an equity portfolio
Vice Chairman of the     years (since the fund's     Director, CRMC                  counselor for Growth-Income
Board                    inception)                                                  Fund and Blue Chip Income and
                         Blue Chip Income and        Investment professional for     Growth Fund
                         Growth Fund -- 7 years      46 years, all with CRMC or
                         (since the fund's           affiliate
                         inception)
Donald D. O'Neal         Growth-Income Fund -- 3     Senior Vice President and       Serves as an equity portfolio
President and Trustee    years                       Director, CRMC                  counselor for Growth-Income
                                                                                     Fund
                                                     Investment professional for
                                                     23 years, all with CRMC or
                                                     affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
Alan N. Berro            Asset Allocation Fund --    Vice President, CRMC            Serves as an equity portfolio
Senior Vice President    8 years                                                     counselor for Asset
                                                     Investment professional for     Allocation Fund
                                                     22 years in total; 17 years
                                                     with CRMC or affiliate
Abner D. Goldstine       Bond Fund -- 12 years       Senior Vice President and       Serves as a fixed-income
Senior Vice President    (since the fund's           Director, CRMC                  portfolio counselor for Bond
                         inception)                                                  Fund and High-Income Bond
                         High-Income Bond            Investment professional for     Fund
                         Fund -- 10 years            56 years in total; 41 years
                                                     with CRMC or affiliate
John H. Smet             Bond Fund -- 12 years       Senior Vice President, CRMC     Serves as a fixed-income
Senior Vice President    (since the fund's                                           portfolio counselor for Bond
                         inception)                  Investment professional for     Fund and U.S. Government/
                                                     26 years in total; 25 years     AAA-Rated Securities Fund
                                                     with CRMC or affiliate
Claudia P. Huntington    Growth-Income Fund -- 14    Senior Vice President, CRMC     Serves as an equity portfolio
Vice President           years (plus 5 years of                                      counselor for Growth-Income
                         prior experience as an      Investment professional for     Fund
                         investment analyst for      35 years in total; 33 years
                         the fund)                   with CRMC or affiliate
Robert W. Lovelace       Global Growth Fund -- 11    Chairman, Capital Research      Serves as an equity portfolio
Vice President           years (since the fund's     Company                         counselor for Global Growth
                         inception)                                                  Fund and New World Fund
                         New World Fund -- 9 years   Investment professional for
                         (since the fund's           23 years, all with CRMC or
                         inception)                  affiliate
Susan M. Tolson          High-Income Bond            Senior Vice President,          Serves as a fixed-income
Vice President           Fund -- 13 years (plus 2    Capital Research Company        portfolio counselor for High-
                         years of prior experience                                   Income Bond Fund and Asset
                         as an investment analyst    Investment professional for     Allocation Fund
                         for the fund)               20 years in total; 18 years
                         Asset Allocation Fund --    with CRMC or affiliate
                         8 years
David C. Barclay         High-Income Bond            Senior Vice President, CRMC     Serves as a fixed-income
                         Fund -- 15 years                                            portfolio counselor for High-
                         New World Fund -- 9 years   Investment professional for     Income Bond Fund, New World
                         (since the fund's           27 years in total; 20 years     Fund and Bond Fund
                         inception)                  with Capital Research and
                         Bond Fund -- 10 years       Management Company or
                                                     affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
Donnalisa Barnum         Growth Fund -- 5 years      Senior Vice President,          Serves as an equity portfolio
                                                     Capital Research Company        counselor for Growth Fund
                                                     Investment professional for
                                                     27 years in total; 22 years
                                                     with CRMC or affiliate
Gordon Crawford          Global Small                Senior Vice President, CRMC     Serves as an equity portfolio
                         Capitalization Fund -- 10                                   counselor for Global Small
                         years (since the fund's     Investment professional for     Capitalization Fund and
                         inception)                  37 years, all with CRMC or      Growth Fund
                         Growth Fund -- 14 years     affiliate
                         (plus 5 years of prior
                         experience as an
                         investment analyst for
                         the fund)
Mark H. Dalzell          Bond Fund -- 3 years        Senior Vice President,          Serves as a fixed-income
                                                     Capital Research Company        portfolio counselor for Bond
                                                                                     Fund
                                                     Investment professional for
                                                     30 years in total; 20 years
                                                     with CRMC or affiliate



                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                   ADVISER (OR AFFILIATE) AND
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR          INVESTMENT EXPERIENCE       PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
Mark E. Denning          Global Small                Director, Capital Research      Serves as an equity portfolio
                         Capitalization Fund -- 10   and Management Company          counselor (primarily
                         years (since the fund's                                     non-U.S.) for Global Small
                         inception)                  Investment professional for     Capitalization Fund
                                                     26 years, all with CRMC or
                                                     affiliate

J. Blair Frank           Global Small                Vice President, Capital         Serves as an equity portfolio
                         Capitalization Fund -- 5    Research Company                counselor for Global Small
                         years                                                       Capitalization Fund and
                         Growth & Income Fund -- 1   Investment professional for     Growth & Income Fund
                         year                        15 years in total; 14 years
                                                     with CRMC or affiliate

Nick J. Grace            Global Growth Fund -- 6     Senior Vice President,          Serves as an equity portfolio
                         years (plus 4 years of      Capital Research Company        counselor for Global Growth
                         prior experience as an                                      Fund
                         investment analyst for      Investment professional for
                         the fund)                   18 years in total; 14 years
                                                     with CRMC or affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                   ADVISER (OR AFFILIATE) AND
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR          INVESTMENT EXPERIENCE       PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
J. Dale Harvey           Blue Chip Income and        Vice President, Capital         Serves as an equity portfolio
                         Growth Fund -- 3 years      Research and Management         counselor for Blue Chip
                                                     Company                         Income and Growth Fund
                                                     Investment professional for
                                                     19 years in total; 17 years
                                                     with CRMC or affiliate

Alwyn W. Heong           International Fund -- 12    Senior Vice President and       Serves as a non-U.S. equity
                         years                       Director, Capital Research      portfolio counselor for
                                                     Company                         International Fund
                                                     Investment professional for
                                                     20 years in total; 16 years
                                                     with CRMC or affiliate

Gregg E. Ireland         Growth Fund -- 2 years      Senior Vice President,          Serves as an equity portfolio
                                                     Capital Research and            counselor for Growth Fund
                                                     Management Company
                                                     Investment professional for
                                                     35 years, all with CRMC or
                                                     affiliate

Carl M. Kawaja           New World Fund -- 9 years   Senior Vice President,          Serves as an equity portfolio
                         (since the fund's           Capital Research Company        counselor for New World Fund
                         inception)
                                                     Investment professional for
                                                     20 years in total; 17 years
                                                     with Capital Research and
                                                     Management Company or
                                                     affiliate

Michael T. Kerr          Asset Allocation Fund --    Vice President, Capital         Serves as an equity portfolio
                         3 years Growth Fund -- 3    Research and Management         counselor for Asset
                         years                       Company                         Allocation Fund and Growth
                                                                                     Fund
                                                     Investment professional for
                                                     25 years in total; 23 years
                                                     with CRMC or affiliate

Sung Lee                 International Fund -- 2     Executive Vice President and    Serves as a non-equity
                         years                       Director, Capital Research      portfolio counselor for
                                                     Company                         International Fund
                                                     Investment professional for
                                                     14 years, all with CRMC or
                                                     affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                   ADVISER (OR AFFILIATE) AND
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR          INVESTMENT EXPERIENCE       PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
Jesper Lyckeus           International               Senior Vice President,          Serves as a non-U.S. equity
                         Fund -- less than 1 year    Capital Research Company;       portfolio counselor for
                         (plus 8 years of prior      Investment professional for     International Fund
                         experience as an            12 years in total; 11 years
                         investment analyst for      with CRMC of affiliate
                         the Fund)

Ronald B. Morrow         Growth Fund -- 5 years      Senior Vice President,          Serves as an equity portfolio
                         (plus 6 years of prior      Capital Research Company        counselor for Growth Fund
                         experience as an
                         investment analyst for      Investment professional for
                         the fund)                   40 years in total; 11 years
                                                     with CRMC or affiliate

James R. Mulally         Asset Allocation Fund --    Senior Vice President,          Serves as a fixed-income
                         2 years                     Capital International Limited   portfolio counselor for Asset
                                                                                     Allocation Fund
                                                     Investment professional for
                                                     32 years in total; 28 years
                                                     with CRMC or affiliate



                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                   ADVISER (OR AFFILIATE) AND
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR          INVESTMENT EXPERIENCE       PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
C. Ross Sappenfield      Growth-Income Fund -- 9     Vice President, Capital         Serves as an equity portfolio
                         years                       Research and Management         counselor for Growth-Income
                         Blue Chip Income and        Company                         Fund and Blue Chip Income and
                         Growth Fund -- 7 years                                      Growth Fund
                         (since the fund's           Investment professional for
                         inception)                  16 years, all with CRMC or
                                                     affiliate

Steven T. Watson         Global Growth Fund -- 5     Senior Vice President and       Serves as an equity portfolio
                         years (plus 4 years of      Director, Capital Research      counselor for Global Growth
                         prior experience as an      Company                         Fund and Global Growth and
                         investment analyst for                                      Income Fund
                         the fund)                   Investment professional for
                                                     21 years in total; 18 years
                                                     with CRMC or affiliate


     Additional information regarding the portfolio managers' compensation, management of other accounts, and ownership of securities in The American Funds Insurance Series can be found in the Statement of Additional Information.

CLEARBRIDGE ADVISORS, LLC ("CLEARBRIDGE")

     ClearBridge, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Special Value Trust............................  Peter J. Hable

      -- Peter J. Hable is a Managing Director and Senior Portfolio Manager at ClearBridge Advisors. Mr. Hable has 23 years of investment industry experience. Presently, Mr. Hable is the fund manager for Legg Mason Partners Small Cap Value Fund and co-manager for Legg Mason Partners Fundamental Value Fund.

DAVIS SELECTED ADVISERS, L.P. ("DAVIS")

     Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.


FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Financial Services Trust.......................  Kenneth Charles Feinberg
                                                 Charles Cavanaugh
Fundamental Value Trust........................  Christopher C. Davis
                                                 Kenneth Charles Feinberg



      -- Charles Cavanaugh. Co-Portfolio Manager of Financial Services Trust since May 1, 2007; co-manages other equity funds advised by Davis Advisors and serves as a research analyst; joined Davis Advisors in March 2001.


      -- Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

DECLARATION MANAGEMENT & RESEARCH, LLC ("DECLARATION")

     Declaration is a Delaware limited liability company located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Active Bond Trust..............................  Peter Farley
                                                 James E. Shallcross
Managed Trust..................................  Peter Farley
                                                 James E. Shallcross
Short-Term Bond Trust..........................  Peter Farley
                                                 James E. Shallcross
Bond Index Trust A.............................  Peter Farley
                                                 James E. Shallcross
Bond Index Trust B.............................  Peter Farley
                                                 James E. Shallcross

      -- Peter Farley, CFA (since 2005). Mr. Farley joined Declaration in 1996 and is a Senior Vice President. He manages Active Core portfolios, Corporate CDO products and oversees CMBS/CRE CDO Trading and Research.


      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration in 1991 and is an Executive Vice President and the Director of Portfolio Management. He oversees the management of all portfolios, supervises the investment staff, sits on the Investment Committee and is a firm principal.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")


     DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of investment advisory services to retail and institutional clients.

     DIMA RREEF, located at The Hancock Building, 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation. DIMA RREEF has provided real estate investment management services to institutional investors since 1975.

     RREEF Global Advisers Limited ("RREEF GA"), whose registered address is Winchester House, 1 Great Winchester Street, London, EC2N 2DB, is a wholly owned subsidiary of Deutsche Asset Management Group Limited, the holding company of the UK asset management businesses comprising, RREEF Limited, DB Absolute Return Strategies Limited and RREEF GA, It is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. The UK asset management business has provided real estate investment management services to institutional investors for over 20 years.

     Deutsche Investments Australia Limited, an investment management affiliate of DIMA located at Level 21, 83 Clarence Street, Sydney Australia, NSW 2000. Deutsche Investments Australia Limited has been a registered investment adviser since 2000.

     Deutsche Asset Management (Hong Kong) Limited, an investment management affiliate of DIMA located at 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong. Deutsche Asset Management (Hong Kong) Limited has provided investment management services since 1999.


     Deutsche Asset Management International GmbH ("DeAMi"), an investment management affiliate of DIMA located at Mainzer Landstrasse 178-190, Frankfurt AM Main, Germany, 60327. DeAMi has been a registered investment adviser since 1983.



FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
All Cap Core Trust.............................  Julie Abbett
                                                 Jin Chen
                                                 Robert Wang
Dynamic Growth Trust...........................  Robert Janis
Global Real Estate Trust.......................  John F. Robertson
                                                 Daniel Ekins
                                                 John Hammond
                                                 Kurt Klauditz
                                                 William Leung
                                                 John W. Vojticek
Real Estate Securities Trust...................  Jerry W. Ehlinger
                                                 John F. Robertson
                                                 John W. Vojticek
                                                 Asad Kazim


      -- Julie Abbett. Director and Senior Portfolio Manager for Global Quantitative Equity; joined DIMA in 2000; previously a consultant with equity trading services for BARRA, Inc. and a product developer at FactSet Research.


      -- Jin Chen, CFA. Director and Senior Portfolio Manager for Global Quantitative Equity -- Joined DIMA in 1999 and has over 12 years of investment industry experience, previously a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in U.S. large and small cap equities at Thomas White Asset Management.



      -- Daniel Ekins. Managing Director; joined DIMA in 1997 and has over 20 years of investment industry experience.



      -- Robert Wang. Managing Director and Global Head of Quantitative Strategies -- Joined DIMA in 1995 as senior fixed-income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed-income, derivatives and foreign exchange products.


      -- Jerry W. Ehlinger. Managing Director -- Joined DIMA in 2004 after 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.


      -- John Hammond. Managing Director; joined DIMA in 2004 and has over 13 years of industry experience.



      -- Robert Janis. Managing Director; joined DIMA in 2004; previously portfolio manager for 10 years at Credit Suisse Asset Management (or its predecessor, Warburg Pincus Asset Management).

      -- John F. Robertson, CFA. Managing Director, head of North American Real Estate Securities; joined DIMA in 1997.



      -- John W. Vojticek. Partner -- Re-joined DIMA in September 2004. Prior to that, Mr. Vojticek was a Principal at KG Redding and Associates and Managing Director of DIMA.



      -- Asad Kazim. Vice President -- Joined DIMA in 2002 and has over six years of industry experience, formerly as a Financial Analyst at Clarion CRA Securities.



      -- Kurt Klauditz. Director and Head of Liquid Assets and Financing; joined DIMA in 2000 and has over 15 years of industry experience.



      -- William Leung. Vice President; joined DIMA in 2000 after spending three years with Merrill Lynch and one year at UBS Warburg primarily focusing on equity research in Hong Kong and China.


DIMENSIONAL FUND ADVISORS ("DIMENSIONAL")

     Dimensional was organized in May 1981 as "Dimensional Fund Advisors, Inc.", a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.


     Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for Funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.



     In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Funds.


FUND                                                            PORTFOLIO MANAGER
----                                                            -----------------
International Small Company Trust..............  Karen E. Umland
Emerging Markets Value Trust...................  Karen E. Umland

      --   Karen E. Umland, Vice President; joined Dimensional in 1993.

FRANKLIN ADVISERS

     Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is a direct wholly owned subsidiary of Franklin Resources, Inc.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Income Trust...................................  Edward D. Perks, CFA
                                                 Charles B. Johnson


      -- Edward D. Perks is a senior vice president and director of Global Core/Hybrid Portfolio Management for Franklin Advisers. Mr. Perks is co-lead portfolio manager for the Fund. Mr. Perks joined Franklin Templeton Investments in 1992.


      -- Charles B. Johnson is Chairman of Franklin Resources, Inc. He joined Franklin Templeton Investments in 1957.

FRANKLIN MUTUAL ADVISERS ("FRANKLIN MUTUAL")

     Franklin Mutual is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Franklin Mutual is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                                                            PORTFOLIO MANAGER
----                                                            -----------------
Mutual Shares Trust............................  Peter Langerman
                                                 F. David Segal, CFA
                                                 Deborah A. Turner, CFA


      -- Peter Langerman is President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He has been co-portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.



      -- F. David Segal has been co-portfolio manager of the Fund since its inception. Prior to joining Franklin Templeton Investments in 2002, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.



      -- Deborah A. Turner >has been the assistant portfolio manager of the Fund since its inception. She has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.


GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")


     GMO, with offices at 40 Rowes Wharf, Boston, Massachusetts 02110, is a private company founded in 1977 that provides investment advisory services to, among others, the GMO Funds. As of December 31, 2006, GMO managed on a worldwide basis more than $127 billion for institutional investors such as pension plans, endowments and foundations.


FUND                                                            PORTFOLIO MANAGER
----                                                            -----------------
Growth Trust...................................  U.S. Quantitative Investment Division
Growth Opportunities Trust.....................  U.S. Quantitative Investment Division
International Growth Trust.....................  International Quantitative Investment Division
Intrinsic Value Trust..........................  U.S. Quantitative Investment Division
Managed Trust..................................  U.S. Quantitative Investment Division
U.S. Multi Sector Trust........................  U.S. Quantitative Investment Division
Value Opportunities Trust......................  U.S. Quantitative Investment Division
U.S. Core Trust................................  U.S. Quantitative Investment Division
International Core Trust.......................  International Quantitative Investment Division


     U.S. Quantitative Investment Division. Day-to-day management of the Fund is the responsibility of the Division. The Division's members work collaboratively to manage the Fund, and no one person is primarily responsible for day-to-day management. The member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the Fund is:


      -- Sam Wilderman. Senior member of the division: joined GMO in 1996 and has served as co-director of U.S. equity management since 2005 and director of U.S. equity management since 2006.

     Mr. Wilderman allocates responsibility for portions of the Fund to various members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the Fund's portfolios, and monitors cash flows.

     International Quantitative Investment Division. Day-to-day management of the Fund is the responsibility of the Division. The Division's members work collaboratively to manage the Fund, and no one person is primarily responsible for day-to-day management. The senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the Fund is:

      -- Dr. Thomas Hancock. Director of international equity management; joined GMO in 1995. Dr. Hancock allocates responsibility for portions of the Fund to various members of the Division, oversees the implementation of trades on behalf of the Fund, reviews the overall composition of the Fund's portfolio, and monitors cash flows.

INDEPENDENCE INVESTMENT LLC ("INDEPENDENCE")

     Independence is located at 160 Federal Street, Boston, Massachusetts 02110 and is a subsidiary of Convergent Capital Management LLC ("Convergent"). Convergent is located at 190 South LaSalle Street, Chicago, Illinois, and is a subsidiary of City National Corporation, a publicly traded financial services company located at 555 South Flower Street, Los Angeles, California.

FUND                                                            PORTFOLIO MANAGER
----                                                            -----------------
Small Cap Trust................................  Charles S. Glovsky
Growth & Income Trust..........................  John C. Forelli
                                                 Jay C. Leu

      -- Charles S. Glovsky. Senior Vice President and Director of Small Cap strategies; joined Independence in 2000; previously worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner.

      -- John C. Forelli, CFA (since 2005). Mr. Forelli is a Senior Vice President and Director of Large Cap Core Strategies. He is a senior portfolio manager and has been in the industry since 1984. He joined Independence in 1990. Previously, he worked for Prudential Securities. He has a BA from Dartmouth College and an MBA from the Tuck School at Dartmouth. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute and the Boston Security Analysts Society.

      -- Jay C. Leu, CFA (since 2005). Mr. Leu is a Senior Vice President and a Director of Large Cap Core strategies. He is a senior portfolio manager and has been in the industry since 1987. He joined Independence in 1997. Previously, he worked for Pacific Capital Fixed Income Advisors and State Street Global Advisors. He has a BS from the Massachusetts Institute of Technology (MIT) and an MS in Management from the Sloan School of Management at MIT. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute, and the Boston Security Analysts Society.

JENNISON ASSOCIATES LLC ("JENNISON")

     Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2006, Jennison managed in excess of $77 billion in assets.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Capital Appreciation Trust.....................  Michael A. Del Balso
                                                 Kathleen A. McCarragher
                                                 Spiros Segalas

      -- Michael A. Del Balso. Joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. He has managed the Fund since October 2005.

      -- Kathleen A. McCarragher. Joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. She has managed the Fund since October 2005.

      -- Spiros "Sig" Segalas. Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He has managed the Fund since October 2005.


     Mr. Del Balso generally has final authority over all aspects of the Fund investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.


     The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LEGG MASON")

     Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a global asset management firm structured as a holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager for several domestic and offshore equity mutual funds.

FUND                                             PORTFOLIO MANAGER
----                                             -----------------
Core Equity Trust..............................  Mary Chris Gay(*)

(*)Bill Miller, Chief Investment Officer of Legg Mason, manages a master portfolio that serves as a model for the Core Equity Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows and other considerations.

      -- Mary Chris Gay. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She is currently a Senior Vice President for Legg Mason and manages several domestic and international mutual funds and pooled investment vehicles.

LORD, ABBETT & CO. LLC ("LORD ABBETT")

     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
All Cap Value Trust............................  Robert P. Fetch
                                                 Howard E. Hansen
Mid Cap Value Trust............................  Howard E. Hansen
                                                 Edward K. von der Linde

      -- Robert P. Fetch. Partner and Director -- Small-Cap Value; joined Lord Abbett in 1995.

      -- Howard E. Hansen. Partner and Portfolio Manager -- Mid Cap Value; joined Lord Abbett in 1995.


      -- Edward K. von der Linde. Partner and Director -- Mid Cap Value; joined Lord Abbett in 1988.


MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO")

     Marsico, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, was organized in September 1997 as a registered investment adviser. Marsico provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and CEO of the firm. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

FUND                                             PORTFOLIO MANAGER
----                                             -----------------
International Opportunities Trust..............  James G. Gendelman

      -- James G. Gendelman. Portfolio Manager; joined Marsico in 2000; previously Vice President of International Sales for Goldman, Sachs & Co.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Utilities Trust................................  Robert D. Persons
                                                 Maura A. Shaughnessy

      -- Robert D. Persons. Vice President, focusing primarily on debt securities; joined MFS in 2000.

      -- Maura A. Shaughnessy. Senior Vice President, focusing primarily on equities; joined MFS in 1991.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC ("MFC GLOBAL (U.S.)")

     MFC Global (U.S.), a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") and an affiliate of the Adviser. JHFS is a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                                             PORTFOLIO MANAGER
----                                             -----------------
Emerging Growth Trust..........................  Henry E. Mehlman
                                                 Alan E. Norton
Active Bond Trust..............................  Barry H. Evans
                                                 Howard C. Greene
                                                 Jeffrey N. Given
Strategic Income Trust.........................  Daniel S. Janis, III
                                                 John F. Iles
                                                 Barry H. Evans
High Income Trust..............................  Arthur N. Calavritinos
Small Cap Intrinsic Value Trust................  Timothy E. Keefe, CFA
                                                 Timothy M. Mallo

      -- Henry E. Mehlman. Vice President; joined MFC Global (U.S.) in 2002, previously a Senior Portfolio Manager at The Colony Group.

      -- Alan E. Norton. Senior Vice President; joined MFC Global (U.S.) in 2002, previously a Senior Portfolio Manager at The Colony Group.

      -- Howard C. Greene. Senior Vice President; joined John Hancock in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.

      -- Daniel S. Janis, III. Vice President; joined John Hancock in 1999; previously a senior risk manager at BankBoston (1997 to 1999).

      -- John F. Iles. Vice President, joined MFC Global (U.S.) in December, 2005, previously a Vice President at John Hancock. He joined John Hancock in 1999.

      -- Barry H. Evans. Senior Vice President, joined MFC Global (U.S.) in 2005, he is Chief Fixed Income Officer, Chief Operating Officer and a member of the Senior Investment Policy Committee. Prior to joining MFC Global (U.S.), he was a Senior Vice President and Chief Income Officer of John Hancock. He joined John Hancock in 1986.

      --   Arthur N. Calavritinos, Vice President; joined MFC Global (U.S.) in
           1988.

      --   Jeffrey N. Given, Vice President; joined MFC Global (U.S.) in 1993.

      -- Timothy E. Keefe, CFA. Senior Vice President and Chief Equity Officer, MFC Global (U.S.) (since 2005); Senior Vice President and Chief Equity Officer, John Hancock Advisers, LLC (2004-2005); Partner and portfolio manager, Thomas Weisel Partners (2000-2004).

      --   Timothy M. Mallo.  Second Vice President, MFC Global (U.S.) (since
           2005); Second Vice President, John Hancock Advisers, LLC (2004-2005); Investment Analyst, Thomas Weisel Partners (2000-2004).

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED ("MFC GLOBAL (U.S.A.)")


     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.



FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
500 Index Trust................................  Carson Jen
                                                 Narayan Ramani
500 Index Trust B..............................  Carson Jen
                                                 Narayan Ramani
Money Market Trust.............................  Maralyn Kobayashi
                                                 Faisal Rahman
Money Market Trust B...........................  Maralyn Kobayashi
                                                 Faisal Rahman
Mid Cap Index Trust............................  Carson Jen
                                                 Narayan Ramani
Pacific Rim Trust..............................  Pauline Dan
Quantitative All Cap Trust.....................  Harpreet Singh
                                                 Chris Hensen
                                                 Brett Hryb
Quantitative Mid Cap Trust.....................  Norman Ali
                                                 Rhonda Chang
Quantitative Value Trust.......................  Chris Hensen
                                                 Brett Hryb
                                                 Harpreet Singh
Small Cap Index Trust..........................  Carson Jen
                                                 Narayan Ramani
Total Stock Market Index Trust.................  Carson Jen
                                                 Narayan Ramani
Absolute Return Trust..........................  Steve Orlich
                                                 James Robertson
Lifestyle Trusts...............................  Steve Orlich
Index Allocation Trust.........................  Steve Orlich
Franklin Templeton Founding Allocation Trust...  Steve Orlich


      -- Noman Ali. Assistant Vice President and Portfolio Manager, U.S. Equity, at Manulife Financial; joined MFC Global (U.S.A.) in 1999.

      -- Rhonda Chang. Portfolio Manager; joined MFC Global (U.S.A.) in 1994 as research analyst with the U.S. equity team; formerly an investment analyst with AIG Global Investors.

      -- Pauline Dan. Portfolio Manager, responsible for Greater China and Hong Kong equity portfolios; joined an affiliate of MFC Global (U.S.A.) in 2004; previously Director of Balanced Investments at AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong).

      -- Chris Hensen. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

      -- Brett Hryb. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

      -- Carson Jen. Vice President, Index Operations, at MFC Global (U.S.A.); joined MFC Global (U.S.A.) in 1997.

      -- Maralyn Kobayashi, Vice President and Senior Portfolio Manager of Money Market Fund; joined MFC Global (U.S.A.) in 1981.

      --   Faisal Rahman CFA, Portfolio Managers joined MFC Global (U.S.A.) in
           2001.

      -- Narayan Ramani. Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

      -- Harpreet Singh. Vice President and Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000; previously a quantitative analyst at Standish, Ayer & Wood Inc.

      -- Steve Orlich (since May 2006). Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

      -- James Robertson (since May 2006). Vice President, Investments, at MFC Global Investment Management. He joined MFC Global in 2000 (in a consulting capacity prior to 2004).

MORGAN STANLEY INVESTMENT MANAGEMENT INC. DOING BUSINESS AS VAN KAMPEN ("VAN KAMPEN")

     Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Van Kampen," has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of MSIM.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Value Trust....................................  James Gilligan (Lead Manager)
                                                 Thomas Bastian
                                                 Thomas R. Copper
                                                 James Roeder
                                                 Sergio Marcheli

      --   James Gilligan.  Portfolio Manager; joined Van Kampen in 1985.

      -- Thomas Bastian. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio manager at Eagle Asset Management.

      --   Thomas R. Copper.  Portfolio Manager; joined Van Kampen in 1986.

      --   James Roeder.  Portfolio Manager; joined Van Kampen in 1999.

      -- Sergio Marcheli. Portfolio Manager; joined Van Kampen in 2003; previously a portfolio specialist at Van Kampen.

      --   Mark Laskin.  Portfolio Manger; joined Van Kampen in 2000.

MUNDER CAPITAL MANAGEMENT ("MUNDER")


     Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, Munder acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of December 31, 2006, the ownership of Munder Capital Management was as follows: Munder Capital employees own 19.1% with an opportunity to grow to approximately 35% within five years; Crestview Partners GP, L.P. and its affiliates own 69.8%; and two other minority interest equity investors own 5.55% each.



FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Small Cap Opportunities Trust..................  Robert E. Crosby
                                                 Julie R. Hollinshead
                                                 John P. Richardson


      --   Robert E. Crosby.  Senior Portfolio Manager; joined Munder in 1993.

      --   Julie R. Hollinshead.  Senior Portfolio Manager; joined Munder in
           1995.

      -- John P. Richardson. Director, Small-Cap Equity, and Senior Portfolio Manager; one of the founders of Munder, having joined the firm shortly after its inception in 1985.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Global Bond Trust..............................  Sudi Mariappa
Real Return Bond Trust.........................  John B. Brynjolfsson
Total Return Trust.............................  William H. Gross

      -- John B. Brynjolfsson, CFA. Mr. Brynjolfsson is a Managing Director, portfolio manager and head of the PIMCO Real Return Bond Fund. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities.

      -- William H. Gross, CFA. Mr. Gross is a founder and Managing Director of PIMCO and has been associated with PIMCO for more than thirty years. He is the author of numerous articles on the bond market and has frequently appeared in national publications and media.

      -- Sudi Mariappa. Mr. Mariappa is a Managing Director and head of global portfolio management, with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO in 2000, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage.

PZENA INVESTMENT MANAGEMENT, LLC ("PZENA")


     Pzena, located at 120 West 45th Street, 20th Floor, New York, New York 10036, is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of January 1, 2007, the majority interest in Pzena was owned by the firm's four managing principals:



Richard S. Pzena                        Managing Principal, CEO, Co-Chief Investment Officer
John P. Goetz                           Managing Principal, Co-Chief Investment Officer
William L. Lipsey                       Managing Principal, Marketing & Client Services
A. Rama Krishna                         Managing Principal, Portfolio Manager



     In addition, nineteen additional employees owned interests in the firm as of January 1, 2007. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.


FUND                                                 PORTFOLIO MANAGERS
----                                                 ------------------
Classic Value Trust................................  Richard S. Pzena
                                                     John P. Goetz
                                                     Antonio DeSpirito, III

      -- Richard S. Pzena. Managing Principal, CEO, Co-Chief Investment Officer and Founder of Pzena; joined Pzena in 1995.

      -- John P. Goetz. Managing Principal & Co-Chief Investment Officer; joined Pzena in 1996.

      -- Antonio DeSpirito, III. Principal; joined Pzena in 1996 as a Senior Research Analyst.

RCM CAPITAL MANAGEMENT LLC ("RCM")


     RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM is wholly owned by RCM US Holdings LLC ("US Holdings"). US Holdings is a Delaware limited liability company that is wholly owned by Allianz Global Investors AG ("AGI"). AGI, in turn, is owned by Allianz SE ("Allianz").


FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Emerging Small Company Trust...................  Thomas J. Ross
                                                 Louise M. Laufersweiler
Science & Technology Trust.....................  Walter C. Price
                                                 Hauchen Chen

      -- Thomas J. Ross (since May 2006). Director, Chief Investment Officer and Senior Portfolio Manager of RCM. Mr. Ross has senior portfolio management responsibilities for both the U.S. and International Small Cap strategies. Prior to joining RCM in 2001, he was a senior analyst and portfolio manager with Dresdner Bank's dit-Deutscher Investment Trust subsidiary in Frankfurt, Germany for 10 years, managing a variety of global portfolios. He has over 22 years' experience encompassing equity research and portfolio management.

      -- Louise M. Laufersweiler, CFA (since May, 2006). Director, Deputy Chief Investment Officer and Senior Portfolio Manager of RCM. She has senior portfolio management responsibilities for both mid-cap and small-cap equity strategies and is Chief Investment Officer for RCM Mid-Cap and Deputy Chief Investment Officer for RCM U.S. Small Cap.


      -- Walter C. Price, CFA (since 2006). Managing Director, Senior Analyst and Co-Portfolio Manager. Mr. Price joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.



      -- Huachen Chen, CFA (since 2006). Senior Analyst and Co-Portfolio Manager. Mr Chen joined RCM in 1984 and since 1990 had extensive portfolio responsibilities for technology and capital goods stocks.


RIVERSOURCE INVESTMENTS, LLC ("RIVERSOURCE INVESTMENTS")

     RiverSource Investments, located at 200 Ameriprise Financial Center, Minneapolis, Minnesota, 55474, is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering services for clients' asset accumulation and income management and protection needs for over 110 years. RiverSource Investments manages investments for itself, the RiverSource Investments funds and other affiliates. For institutional clients, RiverSource and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Mid Cap Value Equity Trust.....................  Steve Schroll
                                                 Laton Spahr
                                                 Warren Spitz
                                                 Paul Stocking

      -- Steve Schroll, Portfolio Manager; joined RiverSource Investments in 1998 as a Senior Security Analyst.

      -- Laton Spahr, CFA, Portfolio Manager; joined RiverSource Investments in 2001 as a Security Analyst; previously worked as a Sector Analyst for Holland Capital Management from 2000 to 2001.

      -- Warren Spitz, Senior Portfolio Manager; joined RiverSource Investments in 2000.

      -- Paul Stocking, Associate Portfolio Manager, joined RiverSource Investments in 1995 as a Senior Equity Analyst.

SSGA FUNDS MANAGEMENT, INC. ("SSGA FM")


     SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is registered as an investment advisor with the SEC. It is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2006, SSgA FM had over $122 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up SSgA, the investment management arm of State Street Corporation. With over $1.7 trillion under management as of December 31, 2006, SSgA FM provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.


FUND                                             PORTFOLIO MANAGER
----                                             -----------------
International Equity Index Trust A.............  Jeffrey Beach
                                                 Thomas Coleman
International Equity Index Trust B.............  Jeffrey Beach
                                                 Thomas Coleman

      --   Jeffrey Beach.  Principal; joined SSgA FM in 1986.

      --   Thomas Coleman.  Principal; joined SSgA FM in 1998.

SUSTAINABLE GROWTH ADVISERS, L.P. ("SGA")

     SGA is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. It was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
U.S. Global Leaders Growth Trust...............  George P. Fraise
                                                 Gordon M. Marchand
                                                 Robert L. Rohn

      -- George P. Fraise. Principal; joined SGA in 2003; previously executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003) and a portfolio manager at Scudder Kemper Investments (1997-2000).

      -- Gordon M. Marchand. Principal; joined SGA in 2003; previously chief financial and operating officer of Yeager, Wood & Marshall, Inc. (1984-2003).

      -- Robert L. Rohn. Principal; joined SGA in 2003; previously an analyst and portfolio manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and Chairman of W.P. Stewart Inc.'s Management Committee (1992 to 2003). From 1988 through 1991 he was Vice President with Yeager, Wood and Marshall, Inc., where he was a member of the Investment Policy Committee.

TEMPLETON GLOBAL ADVISORS LIMITED ("TEMPLETON GLOBAL")

     Templeton Global is located at Box N-7759, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of December 31, 2006, Templeton and its affiliates managed over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Global Trust...................................  Jeffrey A. Everett
                                                 Murdo Murchison
                                                 Lisa Myers

      -- Jeffrey A. Everett. President; Chief Investment Officer -- Retail for the Templeton Global Equity Group; joined Templeton in 1989


      -- Murdo Murchison. Lead Portfolio Manager; Executive Vice President; joined Templeton in 1993.


      --   Lisa Myers. Vice President; joined Templeton in 1996.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

     Templeton is located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, and has been in the business of providing investment advisory services since 1954. As of December 31, 2006, Templeton and its affiliates managed over $301 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
International Small Cap Trust..................  Tucker Scott
                                                 Cindy Sweeting
                                                 Peter Nori
                                                 Neil Devlin
International Value Trust......................  Tucker Scott
                                                 Cindy Sweeting
                                                 Peter Nori
                                                 Neil Devlin

      -- Tucker Scott. Senior Vice President; joined Templeton in 1996; previously worked at Aeltus Investment Management.

      -- Cindy Sweeting. Executive Vice President and Director of Research; joined Templeton in 1997.


      -- Peter Nori. Executive Vice President, joined Templeton in 1994; previously worked at Franklin since 1987.



      -- Neil Devlin. Senior Vice President, joined Templeton in 2006; previously worked at Boston Partners since 2000.


T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

     T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of December 31, 2006, T. Rowe Price and its affiliates managed over $334.7 billion for over ten million individual and institutional investor accounts.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Blue Chip Growth Trust.........................  Larry J. Puglia
Equity-Income Trust............................  Brian C. Rogers
Health Sciences Trust..........................  Kris H. Jenner
Science & Technology Trust.....................  Michael F. Sola
Small Company Value Trust......................  Preston G. Athey
Spectrum Income Trust..........................  Team*
Real Estate Equity Trust.......................  David Lee
Mid Value Trust................................  David J. Wallack

      --   Preston G. Athey.  Vice President; joined T. Rowe Price in 1978.

      -- Kris H. Jenner. Vice President; joined T. Rowe Price in 1997; previously a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School (1995-1997).

      --   Larry J. Puglia.  Vice President; joined T. Rowe Price in 1990.

      --   Brian C. Rogers.  Vice President; joined T. Rowe Price in 1982.

      -- Michael F. Sola. Vice President; joined T. Rowe Price in 1995 as a technology analyst and has been managing investments since 1997.


      --   David Lee.  Vice President; joined T. Rowe Price in 1993.


      -- David J. Wallack (since May 2005). Mr. Wallack joined T. Rowe Price in 1990 and is a Vice President.

*Team. The Spectrum Income Trust is managed by an investment advisory committee that has day-to-day responsibility in managing the Fund's portfolio and developing and executing the Fund's investment program.


     Edmund M. Notzon III is Chairman of the Spectrum Income Trust Investment Advisory Committee and is responsible for implementing and monitoring the Fund's overall investment strategy, as well as the allocation of the Fund's assets. Mr. Notzon joined T. Rowe Price in 1989 and is a Vice President and Senior Portfolio Manager.



     The Committee members with the most significant responsibilities for managing the Fund's assets are:



      -- Daniel O. Shackelford. Vice President and chairman of the T. Rowe Price Fixed Income Strategy Committee; joined T. Rowe Price in 1999; responsible for the Fund's investment grade bond investments.



      -- Mark J. Vaselkiv. Vice President and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management; joined T. Rowe Price in 1988; responsible for the Fund's investments in high-yield debt securities.

      -- Ian Kelson. Vice President of T. Rowe Price International; responsible for the Fund's high-quality international bond investments joined T. Rowe Price in 2000; prior thereto was head of fixed income for Morgan Grenfell/DIMA.



      -- Brian Rogers. Chief Investment Officer; joined T. Rowe Price in 1982; responsible for the Fund's dividend-paying common stock and value stock investments.



      -- Connie Bavely. Vice President; joined T. Rowe Price in 1998; responsible for the Fund's mortgage-backed and mortgage-related investments.



     The Mid Value Trust is managed by an investment advisory committee chaired by Mr. Wallack. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the portfolio's investment program.


UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS")

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Global Allocation Trust........................  Brian D. Singer
Large Cap Trust................................  John Leonard
                                                 Thomas Cole
                                                 Thomas Digenan
                                                 Scott Hazen
Strategic Opportunities Trust..................  John Leonard
                                                 Thomas Cole
                                                 Thomas Digenan
                                                 Scott Hazen


     Brian D. Singer is the lead portfolio manager for the Global Allocation Fund. Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the Fund over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Singer, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.


     Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer has been a Managing Director of UBS Global Asset Management since 1990.

     John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Large Cap Trust. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

     John Leonard is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

     Thomas M. Cole is Head of Research -- North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

     Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

     Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

     JHT's SAI provides additional information about the compensation, any other accounts managed, and any Fund shares held by Messrs. Singer, Leonard, Cole, Digenan and Hazen.


UST ADVISERS, INC. ("USTAI")

     USTAI is a wholly-owned subsidiary of United States Trust Company, National Association ("USTCNA"), a national banking association. USTCNA is a wholly-owned subsidiary of U.S. Trust Corporation, which in turn is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"), both of which are financial holding companies. Charles R. Schwab is the founder, Chairman, Director and a significant shareholder of Schwab and, as a result of these positions and share ownership, may be deemed to be a controlling person of Schwab and its subsidiaries. USTAI has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Value & Restructuring Trust....................  David J. Williams
                                                 Timothy Evnin
                                                 John McDermott


      -- David J. Williams. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987. Primarily responsible for the day-to-day management of the Fund.


      -- Timothy Evnin. Managing Director and Senior Portfolio Manager; joined U.S. Trust in 1987.

      -- John McDermott. Managing Director and Portfolio Manager; joined U.S. Trust in 1996.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Investment Quality Bond Trust..................  Thomas L. Pappas, CFA
                                                 Christopher L. Gootkind, CFA
                                                 Christopher A. Jones, CFA
Mid Cap Intersection Trust.....................  Doris T. Dwyer
                                                 David J. Elliott
Mid Cap Stock Trust............................  Michael T. Carmen, CFA, CPA
                                                 Mario E. Abularach, CFA
Natural Resources Trust........................  Karl E. Bandtel
                                                 James A. Bevilacqua
Small Cap Growth Trust.........................  Steven C. Angeli, CFA
                                                 Mario E. Abularach, CFA
                                                 Stephen Mortimer
Small Cap Value Trust..........................  Timothy J. McCormack, CFA
                                                 Stephen T. O'Brien, CFA
                                                 Shaun F. Pedersen

      -- Mario E. Abularach, CFA. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2001.

      -- Steven C. Angeli, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

      -- Karl E. Bandtel. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1990.

      -- James A. Bevilacqua. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

      -- Michael T. Carmen, CFA, CPA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1999.


      -- Doris T. Dwyer. Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Intersection Trust since its inception in May 2007. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

      -- David J. Elliott, CFA. Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Mid Cap Intersection Trust since its inception in May 2007. Mr. Elliott joined Wellington Management as an investment professional in 1995.


      -- Christopher L. Gootkind, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 2000.


      -- Christopher A. Jones, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 1994.


      -- Timothy J. McCormack, CFA. Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2000.

      -- Stephen Mortimer. Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2001.

      -- Stephen T. O'Brien, CFA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1983.

      -- Thomas L. Pappas, CFA. Senior Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 1987.

      -- Shaun F. Pedersen. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2004; previously an investment professional at Thomas Weisel Asset Management (2001-2004).

WELLS CAPITAL MANAGEMENT, INCORPORATED ("WELLS CAPITAL")

     Wells Capital, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.


FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Core Bond Trust................................  William Stevens
U.S. High Yield Bond Trust.....................  Phil Susser
                                                 Niklas Nordenfelt



      -- William Stevens. Senior Portfolio Manager and head of the Montgomery Fixed Income team at Wells Capital; joined Wells Capital in 2003; previously founded the Fixed Income team of Montgomery Asset Management in 1992.


      -- Phil Susser is a Portfolio Manager in the Sutter High Yield Fixed Income team at Wells Capital Management; joined Sutter as a research analyst in 2001; previously worked at Deutsche Bank Securities Inc. as an associate research analyst.


      -- Niklas Nordenfelt is currently senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quant-active and tactical asset allocation strategies to domestic and international index funds. Previous to joining Sutter, Niklas was at Barclays Global Investors from 1996-2002 where he was a principal working on their international and emerging markets equity strategies. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He received his bachelor's degree in economics from the University of California, Berkeley and is a CFA charterholder.

WESTERN ASSET MANAGEMENT COMPANY ("WESTERN")


     Western is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity Western has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 920 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of 12/31/06, Western's current client base totals 739, representing 45 countries, 1,402 accounts, and $574.6 billion in assets.


FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
U.S. Government Securities Trust...............  S. Kenneth Leech
                                                 Steven A. Walsh
                                                 Mark S. Lindbloom
                                                 Ronald D. Mass
                                                 Frederick R. Marki
High Yield Trust...............................  S. Kenneth Leech
                                                 Steven A. Walsh
                                                 Mike Buchanan
                                                 Timothy J. Settel
                                                 Ian R. Edmonds
Strategic Bond Trust...........................  S. Kenneth Leech
                                                 Steven A. Walsh
                                                 Keith J. Gardner
                                                 Matthew C. Duda
                                                 Mike Buchanan

      -- S. Kenneth Leech. Chief Investment Officer, joined Western in 1990. Prior to joining Western, Mr. Leech worked at Greenwich Capital Markets Portfolio Manager, 1988-1990; The First Boston Corporation Fixed Income Manager, 1980-1988 and National Bank of Detroit Portfolio Manager, 1977-1980.

      -- Steven A. Walsh. Deputy Chief Investment Officer, joined Western in 1991. Prior to Western, Mr. Walsh worked at Security Pacific Investment Managers, Inc. Portfolio Manager, 1989-1991 and Atlantic Richfield Company Portfolio Manager, 1981-1988.

      -- Mark S. Lindbloom. Portfolio Manager, joined Western in 2006. Prior to Western, Mr. Lindbloom worked for Citigroup Asset Management Portfolio Manager, 1986-2005; Brown Brothers Harriman & Co. Portfolio Manager, 1981-1986 and The New York Life Insurance Company Analyst, 1979-1981.

      -- Ronald D. Mass. Portfolio Manager/Research Analyst, joined Western in 1991. Prior to Western, Mr. Mass worked for The First Boston Corporation Research Associate, 1987-1990 and The First Boston Corporation Research Associate, 1987-1990.

      -- Frederick R. Marki. Senior Portfolio Manager, joined Western in 2005. Prior to Western, Mr. Marki worked for Citigroup Asset Management Senior Portfolio Manager, 1991-2005; UBS Portfolio Manager, 1989-1991; Merrill Lynch Vice President, 1985-1989 and Federal Reserve Bank Assistant Economist, 1983-1985.

      -- Michael C. Buchanan. Portfolio Manager, joined Western in 2005. Prior to Western, Mr. Buchanan worked for Credit Suisse Asset Management Managing Director, Head of U.S. Credit Products, 2003-2005; Janus Capital Management Executive Vice President, Portfolio Manager, 2003; BlackRock Financial Management Managing Director, Head of High Yield Trading, 1998-2003 and Conseco Capital Management Vice President, Portfolio Manager, 1990-1998.

      -- Timothy J. Settel. Portfolio Manager/Research Analyst, joined Western in 2001. Prior to Western, Mr. Settel worked for Lazard Freres & Co. Portfolio Manager, 1995-2001 and Bear Stearns Mortgage Analyst, 1993-1995.

      -- Ian R. Edmonds. Research Analyst, joined Western in 1994. Prior to Western Mr. Edmonds worked for Bacon & Woodrow Actuary, 1990-1994.

      -- Keith J. Gardner. Portfolio Manager/Research Analyst, joined Western in 1994. Prior to Western, Mr. Gardner worked for Legg Mason, Inc. Portfolio Manager, 1992-1994; T. Rowe Price Associates, Inc. Portfolio Manager, 1985-1992 and Salomon Brothers, Inc. Research Analyst, 1983-1985.

      -- Matthew C. Duda. Research Analyst, joined Western in 2001. Prior to Western, Mr. Duda worked for Credit Suisse-First Boston Corporation Vice President and Investment Strategist, 1997-2001; Union Bank of Switzerland Investment Strategist and Research Associate, 1997-1997; Lehman Brothers Investment Strategist and Research Associate, 1996-1997; New York City Economic Development Corporation Graduate Research Associate, 1995-1996 and Merrill Lynch & Co. Emerging Markets Debt Analyst, 1993-1995.

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

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES


     Each of the Funds (except the JHT Feeder Funds) may issue three classes of shares: NAV Shares, Series I shares and Series II shares. The JHT Feeder Funds may issue Series I, Series II and Series III shares.


     Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares, Series II shares and Series III shares, and voting rights.


     The expenses of each Fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.


     All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12b-1 PLANS OF EACH CLASS

     NAV shares are not subject to a Rule 12b-1 fee.


     Series I shares of each Fund are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets except as follows:



      -- American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of 0.35% of Series I share average daily net assets. In addition, each Fund invests in Class 2 of its corresponding American Fund Master Fund that pays a Rule 12b-1 fee of 0.25% of average net assets of the master fund.



      -- American Global Growth Trust, American Global Small Capitalization Trust, American New World Trust, American Asset Allocation Trust and American High-Income Bond Trust are subject to a Rule 12b-1 fee of 0.60% of Series I share average daily net assets. Each Fund invests in Class 1 shares of its corresponding American Fund Master Fund which does not pay a Rule 12b-1 fee.



     Series II shares of each Fund are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets except as follows:



      -- American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of 0.50% of Series II share average daily net assets. In addition, each Fund invests in Class 2 of its corresponding American Fund Master Fund that pays a Rule 12b-1 fee of 0.25% of average net assets of the master fund.



      -- American Global Growth Trust, American Global Small Capitalization Trust, American New World Trust, American Asset Allocation Trust and American High-Income Bond Trust are subject to a Rule 12b-1 fee of 0.75% of Series II share average daily net assets. Each Fund invests in Class 1 shares of its corresponding American Fund Master Fund which does not pay a Rule 12b-1 fee.



     Series III shares of the following Funds are subject to a Rule 12b-1 fee of 0.25% of Series III share average daily net assets: American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust and American New World Trust. Series III shares of the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Growth Trust and American International Trust are not subject to a Rule 12b-1 fee, but these Funds invest in Class 2 shares of their corresponding American Fund Master Fund, which is subject to a 0.25% Rule 12b-1 fee.



     Rule 12b-1 fees will be paid to the JHT's Distributor, John Hancock Distributors, LLC, or any successor thereto (the "Distributor"). The Distributor receives a distribution and/or service fee from the following American Fund Master Funds:


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


Growth Fund, International Fund, Growth-Income Fund, Bond Fund and Blue Chip Income and Growth Fund, at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the master fund attributable to variable insurance and annuity contracts issued or administered by certain insurance companies affiliated with the Adviser (the "John Hancock Insurance Companies"). In turn, the Distributor pays American Funds Distributors, Inc. ("AFD") a marketing expense allowance for AFD's marketing assistance equal to 0.16% of any new or subsequent purchase payments allocated to a JHT Feeder Fund through variable annuity and variable life contracts issued or administered by the John Hancock Insurance Companies.


     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class,

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.


     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.



     Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.


                              GENERAL INFORMATION

TAXES


     The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading -- "Additional Information Concerning Taxes". YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS


     JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.



     Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a Fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:



      -- would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and



      -- the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.



     In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.


TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS


     Certain of MFC's life insurance subsidiaries (the "Insurance Companies") are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their "policyholder reserves." They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a "DAC tax charge" they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a "DAC tax adjustment." They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.



     The Insurance Companies' contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.


     Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

FOREIGN INVESTMENTS


     When investing in foreign securities or currencies, a Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.


TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO JHT


     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the prospectus for the contract.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the SAI for additional information on taxes.

DIVIDENDS


     JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for each Fund except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.


PURCHASE AND REDEMPTION OF SHARES


     Shares of each Fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:


      -- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      -- an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

      -- the SEC by order so permits for the protection of security holders of JHT.


Calculation of NAV



     The NAV of the shares of each Fund is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:



          (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current NAV of the shares of the Fund,



          (ii) days during which no shares of such Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or


          (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The NAVs per share of all Funds, except the Money Market Trust, are computed by:



          (i) adding the sum of the value of the securities held by each Fund plus any cash or other assets it holds,


          (ii) subtracting all its liabilities, and


          (iii) dividing the result by the total number of shares outstanding of that Fund at such time.


Valuation of Securities


     Securities held by each of the Funds, except securities held by the Money Market Trust, a fund of funds, and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.



     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that Trustees or their designee believe accurately reflects its fair value.


     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.



     For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, JHT will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAV of such Funds will be recommended to JHT's Pricing Committee where applicable.



     Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.



     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. Underlying Funds shares held by a fund of funds and by the JHT Feeder Funds are valued at their NAV. The JHT Feeder Funds invest in corresponding American Funds master funds, and the prospectus for the American Funds master funds which accompanies this Prospectus describes the valuation of securities held by these master funds, including the circumstances in which such securities may be fair valued.


DISRUPTIVE SHORT TERM TRADING


     None of the Funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of a Fund (affecting a subadviser's ability to effectively manage a Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment ("Disruptive Short-Term Trading").



     The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:



     First, to the extent that there is a delay between a change in the value of a Fund's holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as "market timing" or "stale price arbitrage," by the appropriate use of "fair value" pricing of the Funds' portfolio securities. See "Purchases and Redemption of Shares" above for further information on fair value pricing.



     Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.



     Pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.



     Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.



     Market timers may target Funds with the following types of investments:



          1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV.



          2. Funds with significant investments in high yield securities that are infrequently traded; and



          3. Funds with significant investments in small cap securities.



     Market timers may also target Funds with other types of investments for frequent trading of shares.



POLICY REGARDING DISCLOSURE OF FUND PORTFOLIO HOLDINGS



     The SAI of JHT contains a description of JHT's policies and procedures regarding disclosure of JHT portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings")



     Each of the Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust and the Index Allocation Trust invests in shares of other Funds. The holdings of each Lifestyle Trust, Franklin Templeton Founding Allocation Trust and Index Allocation Trust in other Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust, the Franklin Templeton Founding Allocation Trust or the Index Allocation Trust. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.


    www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

PURCHASERS OF SHARES OF JHT

     Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

     Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies ("Variable Products"). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

     John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") and certain of their separate accounts that are exempt from SEC registration may use Series 1 shares of JHT as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

                              FINANCIAL HIGHLIGHTS


     The financial highlights table below for each Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a Fund in operation for less than five years.) Certain information reflects financial results for a single share of a Fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account which may use JHT as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.



     The financial statements of JHT as of December 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHT's financial statements, in JHT's annual report which has been incorporated by reference into the SAI and is available upon request.



JOHN HANCOCK TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  ACTIVE BOND
                                             ------------------------------------------------------
                                                     SERIES I                     SERIES II
                                             ------------------------      ------------------------
                                                   PERIOD ENDED                  PERIOD ENDED
                                                   DECEMBER 31,                  DECEMBER 31,
                                             ------------------------      ------------------------
                                               2006          2005(A)         2006          2005(A)
                                             ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $9.73          $9.60          $9.72          $9.60
Net investment income (loss)(H)                  0.44           0.29           0.41           0.28
Net realized and unrealized gain (loss) on
investments                                     (0.02)         (0.14)         (0.01)         (0.14)
                                             ---------      ---------      ---------      ---------
Total from investment operations                 0.42           0.15           0.40           0.14
                                             ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                      (0.27)             -          (0.25)             -
From net realized gain                              -          (0.02)             -          (0.02)
                                             ---------      ---------      ---------      ---------
                                                (0.27)         (0.02)         (0.25)         (0.02)
                                             ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $9.88          $9.73          $9.87          $9.72
                                             =========      =========      =========      =========
       TOTAL RETURN (%)(K)                       4.42(L)(Y)     1.59(M)        4.21(L)(Y)     1.49(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $139           $166           $553           $559
Ratio of net expenses to average net assets
(%)                                              0.69           0.72(R)        0.89           0.92(R)
Ratio of gross expenses to average net
assets (%)                                       0.69(P)        0.72(R)        0.89(P)        0.92(R)
Ratio of net investment income (loss) to
average net assets (%)                           4.53           4.33(R)        4.28           4.25(R)
Portfolio turnover (%)                            207            305(X)         207            305(X)

                                                                        ACTIVE BOND
                                             ------------------------------------------------------------------
                                                                         SERIES NAV
                                             ------------------------------------------------------------------

                                                                 PERIOD ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                               2006          2005(F)        2004(G)     2003(G)        2002(G)
                                             ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $9.73          $9.63          $9.64       $9.70           $9.55
Net investment income (loss)(H)                  0.40(H)        0.43(H)        0.34        0.43            0.50
Net realized and unrealized gain (loss) on
investments                                      0.03          (0.19)          0.11        0.18            0.18
                                             ---------      ---------      ---------   ---------      ---------
Total from investment operations                 0.43           0.24           0.45        0.61            0.68
                                             ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                      (0.27)         (0.12)         (0.34)      (0.43)          (0.53)
From net realized gain                              -          (0.02)         (0.12)      (0.24)              -
                                             ---------      ---------      ---------   ---------      ---------
                                                (0.27)         (0.14)         (0.46)      (0.67)          (0.53)
                                             ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $9.89          $9.73          $9.63       $9.64           $9.70
                                             =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                       4.54(L)(Y)     2.54           4.75        6.48            7.25
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $1,774         $1,220         $1,002      $1,056            $987
Ratio of net expenses to average net assets
(%)                                              0.64           0.70           0.70        0.70            0.69
Ratio of gross expenses to average net
assets (%)                                       0.64(P)        0.70           0.70        0.70            0.69
Ratio of net investment income (loss) to
average net assets (%)                           4.18           4.41           3.56        4.42            5.24
Portfolio turnover (%)                            207            305(X)         444         466(X)          291

(A)  Series I and Series II shares began operations on 4-29-05.
(F) Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust I ("VST") Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond Trust. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond Trust.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             ALL CAP CORE
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $17.20         $15.89      $13.72      $10.43      $13.95
Net investment income (loss)(H)          0.20           0.11        0.11        0.06       (0.02)
Net realized and unrealized gain
(loss) on investments                    2.33           1.32        2.12        3.23       (3.50)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         2.53           1.43        2.23        3.29       (3.52)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.13)         (0.12)      (0.06)          -           -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.13)         (0.12)      (0.06)          -           -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $19.60         $17.20      $15.89      $13.72      $10.43
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              14.75(L)        9.08       16.33       31.54      (25.23)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $213           $228        $257        $264        $243
Ratio of net expenses to average
net assets (%)                           0.88           0.92        0.92        0.93        0.91
Ratio of gross expenses to average
net assets (%)                           0.88(P)        0.92        0.92        0.93        0.91
Ratio of net investment income
(loss) to average net assets (%)         1.08           0.70        0.75        0.49       (0.20)
Portfolio turnover (%)                    240            317         257         183         153

                                                             ALL CAP CORE
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $17.13         $15.83      $13.69      $10.43       $13.64
Net investment income (loss)(H)          0.16           0.08        0.08        0.03        (0.02)
Net realized and unrealized gain
(loss) on investments                    2.32           1.32        2.11        3.23        (3.19)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         2.48           1.40        2.19        3.26        (3.21)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.09)         (0.10)      (0.05)          -            -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.09)         (0.10)      (0.05)          -            -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $19.52         $17.13      $15.83      $13.69       $10.43
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              14.54(L)        8.89       16.06       31.26       (23.53)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $11            $11         $13         $10           $4
Ratio of net expenses to average
net assets (%)                           1.08           1.12        1.12        1.13         1.11(R)
Ratio of gross expenses to average
net assets (%)                           1.08(P)        1.12        1.12        1.13         1.11(R)
Ratio of net investment income
(loss) to average net assets (%)         0.87           0.50        0.56        0.29        (0.19)(R)
Portfolio turnover (%)                    240            317         257         183          153

                                                  ALL CAP CORE
                                            ------------------------
                                                   SERIES NAV
                                            ------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,
                                            ------------------------
                                              2006          2005(A)
                                            ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $17.22          $15.22
Net investment income (loss)(H)                 0.24            0.10
Net realized and unrealized gain (loss) on
investments                                     2.29            1.90
                                            ---------      ---------
Total from investment operations                2.53            2.00
                                            ---------      ---------
LESS DISTRIBUTIONS
From net investment income                     (0.13)              -
                                            ---------      ---------
                                               (0.13)              -
                                            ---------      ---------
NET ASSET VALUE, END OF PERIOD                $19.62          $17.22
                                            =========      =========
       TOTAL RETURN (%)(K)                     14.77(L)        13.14(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $385               -(N)
Ratio of net expenses to average net
assets (%)                                      0.83            0.88(R)
Ratio of gross expenses to average net
assets (%)                                      0.83(P)         0.88(R)
Ratio of net investment income (loss) to
average net assets (%)                          1.32            0.83(R)
Portfolio turnover (%)                           240             317

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                              ALL CAP GROWTH
                                    ------------------------------------------------------------------
                                                                 SERIES I
                                    ------------------------------------------------------------------
                                                        PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------------
                                      2006           2005           2004           2003        2002
                                    ---------      ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.73         $15.35         $14.41         $11.15      $14.75
Net investment income (loss)(H)            -(J)           -(J)           -(J)       (0.05)      (0.06)
Net realized and unrealized gain
(loss) on investments                   1.10           1.38           0.94           3.31       (3.54)
                                    ---------      ---------      ---------      ---------   ---------
Total from investment operations        1.10           1.38           0.94           3.26       (3.60)
                                    ---------      ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD        $17.83         $16.73         $15.35         $14.41      $11.15
                                    =========      =========      =========      =========   =========
       TOTAL RETURN (%)                 6.58(L)        8.99           6.52          29.24      (24.41)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $246           $288           $475           $520        $457
Ratio of net expenses to average
net assets (%)                          0.95           1.00           1.00           1.01        1.02
Ratio of gross expenses to average
net assets (%)                          0.95(P)        1.00           1.00           1.01        1.02
Ratio of net investment income
(loss) to average net assets (%)        0.03          (0.02)         (0.01)         (0.38)      (0.43)
Portfolio turnover (%)                   117             99             77             58          80

                                                           ALL CAP GROWTH
                                    ------------------------------------------------------------
                                                             SERIES II
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003       2002(A)
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.62         $15.28      $14.37      $11.14       $14.49
Net investment income (loss)(H)        (0.03)         (0.04)      (0.02)      (0.07)       (0.06)
Net realized and unrealized gain
(loss) on investments                   1.08           1.38        0.93        3.30        (3.29)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.05           1.34        0.91        3.23        (3.35)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $17.67         $16.62      $15.28      $14.37       $11.14
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)                 6.32(L)        8.77        6.33       28.99       (23.12)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $30            $34        $150         $87          $25
Ratio of net expenses to average
net assets (%)                          1.15           1.20        1.20        1.21         1.22(R)
Ratio of gross expenses to average
net assets (%)                          1.15(P)        1.20        1.20        1.21         1.22(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.17)         (0.24)      (0.11)      (0.58)       (0.54)(R)
Portfolio turnover (%)                   117             99          77          58           80


                                         ALL CAP GROWTH
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.75         $15.20
Net investment income (loss)(H)         0.01              -(J)
Net realized and unrealized gain
(loss) on investments                   1.10           1.55
                                    ---------      ---------
Total from investment operations        1.11           1.55
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $17.86         $16.75
                                    =========      =========
       TOTAL RETURN (%)                 6.63(L)       10.20(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $121            $69
Ratio of net expenses to average
net assets (%)                          0.90           0.91(R)
Ratio of gross expenses to average
net assets (%)                          0.90(P)        0.91(R)
Ratio of net investment income
(loss) to average net assets (%)        0.08           0.04(R)
Portfolio turnover (%)                   117             99


(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           ALL CAP VALUE
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003        2002
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.70         $14.54      $12.58       $9.10      $12.61
Net investment income (loss)(H)         0.11           0.11        0.12        0.07        0.02
Net realized and unrealized gain
(loss) on investments                   1.68           0.67        1.88        3.42       (3.53)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.79           0.78        2.00        3.49       (3.51)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.15)         (0.08)      (0.04)      (0.01)          -(J)
From net realized gain                 (3.31)         (0.54)           -           -           -
                                    ---------      ---------   ---------   ---------   ---------
                                       (3.46)         (0.62)      (0.04)      (0.01)          -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $13.03         $14.70      $14.54      $12.58       $9.10
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             13.71(L)        5.71       15.96       38.36      (27.83)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $68            $70        $204        $184         $32
Ratio of net expenses to average
net assets (%)                          0.92           0.94        0.95        0.98        1.15
Ratio of gross expenses to average
net assets (%)                          0.92(P)        0.94        0.95        0.98        1.15
Ratio of net investment income
(loss) to average net assets (%)        0.86           0.78        0.94        0.64        0.15
Portfolio turnover (%)                    57             78          43          52          31

                                                           ALL CAP VALUE
                                    ------------------------------------------------------------
                                                             SERIES II
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003       2002(A)
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.66         $14.48      $12.54       $9.09       $12.56
Net investment income (loss)(H)         0.09           0.09        0.11        0.05         -(J)
Net realized and unrealized gain
(loss) on investments                   1.67           0.65        1.87        3.41        (3.47)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.76           0.74        1.98        3.46        (3.47)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.12)         (0.02)      (0.04)      (0.01)           -(J)
From net realized gain                 (3.31)         (0.54)           -           -           -
                                    ---------      ---------   ---------   ---------   ---------
                                       (3.43)         (0.56)      (0.04)      (0.01)           -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.99         $14.66      $14.48      $12.54        $9.09
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             13.53(L)        5.42       15.79       38.16       (27.63)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $66            $66        $192        $101           $7
Ratio of net expenses to average
net assets (%)                          1.12           1.14        1.15        1.18         1.34(R)
Ratio of gross expenses to average
net assets (%)                          1.12(P)        1.14        1.15        1.18         1.34(R)
Ratio of net investment income
(loss) to average net assets (%)        0.66           0.61        0.81        0.44         0.04(R)
Portfolio turnover (%)                    57             78          43          52           31

                                         ALL CAP VALUE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.66         $14.55
Net investment income (loss)(H)         0.12           0.08
Net realized and unrealized gain
(loss) on investments                   1.68           0.69
                                    ---------      ---------
Total from investment operations        1.80           0.77
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.16)         (0.12)
From net realized gain                 (3.31)         (0.54)
                                    ---------      ---------
                                       (3.47)         (0.66)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $12.99         $14.66
                                    =========      =========
       TOTAL RETURN (%)(K)             13.82(L)        5.68(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $232           $127
Ratio of net expenses to average
net assets (%)                          0.87           0.87(R)
Ratio of gross expenses to average
net assets (%)                          0.87(P)        0.87(R)
Ratio of net investment income
(loss) to average net assets (%)        0.93           0.68(R)
Portfolio turnover (%)                    57             78

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.

(R)  Annualized

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                               AMERICAN BLUE CHIP INCOME AND GROWTH
                        ---------------------------------------------------
                                             SERIES I
                        ---------------------------------------------------
                                     PERIOD ENDED DECEMBER 31,
                        ---------------------------------------------------
                          2006           2005           2004       2003(A)
                        ---------      ---------      ---------   ---------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD       $16.00         $16.90         $15.46      $13.66
Net investment income
(loss)(V)                   0.13(H)        0.09(H)        0.04           -(J)
Net realized and
unrealized gain (loss)
on investments              2.54           0.89           1.40        1.80
                        ---------      ---------      ---------   ---------
Total from investment
operations                  2.67           0.98           1.44        1.80
                        ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment
income                     (0.09)         (0.05)             -           -
From net realized gain     (0.29)         (1.83)             -           -
                        ---------      ---------      ---------   ---------
                           (0.38)         (1.88)             -           -
                        ---------      ---------      ---------   ---------
NET ASSET VALUE, END
OF PERIOD                 $18.29         $16.00         $16.90      $15.46
                        =========      =========      =========   =========
       TOTAL RETURN
        (%)(K)             16.99           6.76           9.31       13.18(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)         $17             $7             $3          $1
Ratio of net expenses
to average net assets
(%)(Q)                      0.39           0.39           0.39        0.39(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               0.79           0.60           0.29       (0.39)(R)
Portfolio turnover (%)        15             10             54           -(M)(Z)

                               AMERICAN BLUE CHIP INCOME AND GROWTH
                        ---------------------------------------------------
                                             SERIES II
                        ---------------------------------------------------
                                     PERIOD ENDED DECEMBER 31,
                        ---------------------------------------------------
                          2006           2005           2004       2003(A)
                        ---------      ---------      ---------   ---------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD       $15.98         $16.85         $15.44       $12.50
Net investment income
(loss)(V)                   0.11(H)        0.07(H)        0.01            -(J)
Net realized and
unrealized gain (loss)
on investments              2.53           0.90           1.40         2.94
                        ---------      ---------      ---------   ---------
Total from investment
operations                  2.64           0.97           1.41         2.94
                        ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment
income                     (0.07)         (0.01)             -            -
From net realized gain     (0.29)         (1.83)             -            -
                        ---------      ---------      ---------   ---------
                           (0.36)         (1.84)             -            -
                        ---------      ---------      ---------   ---------
NET ASSET VALUE, END
OF PERIOD                 $18.26         $15.98         $16.85       $15.44
                        =========      =========      =========   =========
       TOTAL RETURN
        (%)(K)             16.79           6.66           9.13        23.52(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)        $198           $185           $180         $181
Ratio of net expenses
to average net assets
(%)(Q)                      0.54           0.53           0.54         0.54(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               0.63           0.47           0.05        (0.54)(R)
Portfolio turnover (%)        15             10             54            -(M)(Z)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.

(Q) Does not include expenses of the investment companies in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(Z)  Less than 1%.

--------------------------------------------------------------------------------

                                         AMERICAN BOND
                        ------------------------------------------------
                              SERIES I                   SERIES II
                        ---------------------      ---------------------
                            PERIOD ENDED               PERIOD ENDED
                            DECEMBER 31,               DECEMBER 31,
                        ---------------------      ---------------------
                          2006       2005(A)         2006       2005(A)
                        ---------   ---------      ---------   ---------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD       $12.50      $12.36         $12.49      $12.50
Net investment income
(loss)(H)(V)                0.35       (0.01)          0.41       (0.02)
Net realized and
unrealized gain (loss)
on investments              0.47        0.15           0.40        0.01
                        ---------   ---------      ---------   ---------
Total from investment
operations                  0.82        0.14           0.81       (0.01)
                        ---------   ---------      ---------   ---------
NET ASSET VALUE, END
OF PERIOD                 $13.32      $12.50         $13.30      $12.49
                        =========   =========      =========   =========
       TOTAL RETURN
        (%)(K)              6.56        1.13(M)        6.49       (0.08)(M)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (in millions)          $2           -(N)        $550        $148
Ratio of net expenses
to average net assets
(%)(Q)                      0.38        0.40(R)        0.53        0.55(R)
Ratio of net
investment income
(loss) to average net
assets (%)(V)               2.73       (0.40)(R)       3.24       (0.55)(R)
Portfolio turnover (%)         1           2(M)           1           2(M)

(A) Series I and Series II shares began operations on 11-2-05 and 7-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(M)  Not annualized.
(N)  Less than $500,000.

(Q) Does not include expenses of the investment companies in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    AMERICAN GROWTH
                                   ---------------------------------------------------------------------------------
                                                        SERIES I                                   SERIES II
                                   ---------------------------------------------------      ------------------------
                                                PERIOD ENDED DECEMBER 31,                   PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------      ------------------------
                                     2006           2005           2004       2003(A)         2006           2005
                                   ---------      ---------      ---------   ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $19.98         $17.28         $15.42      $13.94         $19.90         $17.24
Net investment income (loss)(V)        0.13(H)        0.10(H)       (0.01)          -(J)        0.07(H)        0.05(H)
Net realized and unrealized gain
(loss) on investments                  1.81           2.62           1.88        1.48           1.84           2.63
                                   ---------      ---------      ---------   ---------      ---------      ---------
Total from investment operations       1.94           2.72           1.87        1.48           1.91           2.68
                                   ---------      ---------      ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income            (0.06)             -              -           -          (0.04)             -
From net realized gain                (0.13)         (0.02)         (0.01)          -          (0.13)         (0.02)
                                   ---------      ---------      ---------   ---------      ---------      ---------
                                      (0.19)         (0.02)         (0.01)          -          (0.17)         (0.02)
                                   ---------      ---------      ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD       $21.73         $19.98         $17.28      $15.42         $21.64         $19.90
                                   =========      =========      =========   =========      =========      =========
       TOTAL RETURN (%)(K)             9.80          15.78          12.10       10.62(M)        9.64          15.59
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $99            $57            $17          $3         $1,485         $1,134
Ratio of net expenses to average
net assets (%)(Q)                      0.38           0.38           0.37        0.38(R)        0.53           0.53
Ratio of net investment income
(loss) to average net assets
(%)(V)                                 0.62           0.54          (0.12)       0.04(R)        0.33           0.25
Portfolio turnover (%)                    3              3              1           1(M)           3              3

                                      AMERICAN GROWTH
                                   ---------------------
                                         SERIES II
                                   ---------------------
                                 PERIOD ENDED DECEMBER 31,
                                   ---------------------
                                     2004       2003(A)
                                   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $15.41      $12.50
Net investment income (loss)(V)       (0.04)          -(J)
Net realized and unrealized gain
(loss) on investments                  1.88        2.91
                                   ---------   ---------
Total from investment operations       1.84        2.91
                                   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                -           -
From net realized gain                (0.01)          -
                                   ---------   ---------
                                      (0.01)          -
                                   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $17.24      $15.41
                                   =========   =========
       TOTAL RETURN (%)(K)            11.91       23.28(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $708        $270
Ratio of net expenses to average
net assets (%)(Q)                      0.52        0.53(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                (0.30)      (0.23)(R)
Portfolio turnover (%)                    1           1(M)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.

(Q) Does not include expenses of the investment companies in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        AMERICAN GROWTH-INCOME
                                                  ------------------------------------------------------------------
                                                                       SERIES I                            SERIES II
                                                  ---------------------------------------------------      ---------
                                                               PERIOD ENDED DECEMBER 31,                   PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------      ---------
                                                    2006           2005           2004       2003(A)         2006
                                                  ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $17.81         $17.00         $15.55      $13.78         $17.77
Net investment income (loss)(V)                       0.25(H)        0.27(H)        0.05        0.10           0.22(H)
Net realized and unrealized gain (loss) on
investments                                           2.36           0.65           1.49        1.67           2.35
                                                  ---------      ---------      ---------   ---------      ---------
Total from investment operations                      2.61           0.92           1.54        1.77           2.57
                                                  ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                           (0.21)         (0.08)         (0.07)          -          (0.18)
From net realized gain                               (0.02)         (0.03)         (0.02)          -          (0.02)
                                                  ---------      ---------      ---------   ---------      ---------
                                                     (0.23)         (0.11)         (0.09)          -          (0.20)
                                                  ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD                      $20.19         $17.81         $17.00      $15.55         $20.14
                                                  =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                           14.80           5.44           9.96       12.84(M)       14.62
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $20            $14             $9          $1         $1,237
Ratio of net expenses to average net assets
(%)(Q)                                                0.38           0.38           0.37        0.38(R)        0.53
Ratio of net investment income (loss) to average
net assets (%)(V)                                     1.35           1.55           1.01        3.66(R)        1.17
Portfolio turnover (%)                                   2              1              1           2(M)           2

                                                         AMERICAN GROWTH-INCOME
                                                  ------------------------------------
                                                             SERIES II
                                                  ------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                                  ------------------------------------
                                                    2005           2004       2003(A)
                                                  ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $16.97         $15.53      $12.50
Net investment income (loss)(V)                       0.24(H)        0.04        0.09
Net realized and unrealized gain (loss) on
investments                                           0.66           1.48        2.94
                                                  ---------      ---------   ---------
Total from investment operations                      0.90           1.52        3.03
                                                  ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.07)         (0.06)          -
From net realized gain                               (0.03)         (0.02)          -
                                                  ---------      ---------   ---------
                                                     (0.10)         (0.08)          -
                                                  ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $17.77         $16.97      $15.53
                                                  =========      =========   =========
       TOTAL RETURN (%)(K)                            5.29           9.83       24.24(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $873           $558        $182
Ratio of net expenses to average net assets
(%)(Q)                                                0.53           0.52        0.53(R)
Ratio of net investment income (loss) to average
net assets (%)(V)                                     1.41           0.68        2.08(R)
Portfolio turnover (%)                                   1              1           2(M)



                                                   AMERICAN INTERNATIONAL
                                     ---------------------------------------------------
                                                          SERIES I
                                     ---------------------------------------------------
                                                  PERIOD ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                       2006           2005           2004       2003(A)
                                     ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $21.44         $19.37         $16.68      $13.78
Net investment income (loss)(V)          0.36(H)        0.34(H)        0.13        0.16
Net realized and unrealized gain
(loss) on investments                    3.57           3.40           2.97        2.74
                                     ---------      ---------      ---------   ---------
Total from investment operations         3.93           3.74           3.10        2.90
                                     ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.21)         (0.14)         (0.12)          -
From net realized gain                  (0.24)         (1.53)         (0.29)          -
                                     ---------      ---------      ---------   ---------
                                        (0.45)         (1.67)         (0.41)          -
                                     ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD         $24.92         $21.44         $19.37      $16.68
                                     =========      =========      =========   =========
       TOTAL RETURN (%)(K)              18.53          21.07          18.88       21.04(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $70            $35            $10          $3
Ratio of net expenses to average
net assets (%)(Q)                        0.38           0.38           0.38        0.39(R)
Ratio of net investment income
(loss) to average net assets (%)(V)      1.56           1.75           1.57        3.34(R)
Portfolio turnover (%)                      6              6             65          22(M)

                                                   AMERICAN INTERNATIONAL
                                     ---------------------------------------------------
                                                          SERIES II
                                     ---------------------------------------------------
                                                  PERIOD ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                       2006           2005           2004       2003(A)
                                     ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $21.40         $19.34         $16.66       $12.50
Net investment income (loss)(V)          0.30(H)        0.25(H)        0.11         0.14
Net realized and unrealized gain
(loss) on investments                    3.58           3.45           2.96         4.02
                                     ---------      ---------      ---------   ---------
Total from investment operations         3.88           3.70           3.07         4.16
                                     ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.18)         (0.11)         (0.10)           -
From net realized gain                  (0.24)         (1.53)         (0.29)           -
                                     ---------      ---------      ---------   ---------
                                        (0.42)         (1.64)         (0.39)           -
                                     ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD         $24.86         $21.40         $19.34       $16.66
                                     =========      =========      =========   =========
       TOTAL RETURN (%)(K)              18.32          20.87          18.74        33.28(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $951           $624           $307         $178
Ratio of net expenses to average
net assets (%)(Q)                        0.53           0.53           0.53         0.54(R)
Ratio of net investment income
(loss) to average net assets (%)(V)      1.30           1.31           1.07         2.01(R)
Portfolio turnover (%)                      6              6             65           22(M)

(A) Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(M)  Not annualized.

(Q) Does not include expenses of the investment companies in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          BLUE CHIP GROWTH
                                   ---------------------------------------------------------------
                                                              SERIES I
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003        2002
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $17.73         $16.86         $15.48      $11.99      $15.83
Net investment income (loss)(H)        0.10           0.04           0.08        0.02        0.01
Net realized and unrealized gain
(loss) on investments                  1.60           0.90           1.32        3.48       (3.85)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       1.70           0.94           1.40        3.50       (3.84)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.04)         (0.07)         (0.02)      (0.01)          -
                                   ---------      ---------      ---------   ---------   ---------
                                      (0.04)         (0.07)         (0.02)      (0.01)          -
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $19.39         $17.73         $16.86      $15.48      $11.99
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)(L)          9.58(Y)        5.60           9.03       29.17      (24.26)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $668           $769         $1,309      $1,291      $1,093
Ratio of net expenses to average
net assets (%)                         0.86           0.89           0.88        0.90        0.91
Ratio of gross expenses to
average net assets (%)(P)              0.88           0.92           0.91        0.92        0.93
Ratio of net investment income
(loss) to average net assets (%)       0.53           0.24           0.53        0.15        0.05
Portfolio turnover (%)                   37             65(X)          31          35          39

                                                            BLUE CHIP GROWTH
                                   ------------------------------------------------------------------
                                                               SERIES II
                                   ------------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                   ------------------------------------------------------------------
                                     2006           2005           2004        2003          2002(A)
                                   ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $17.68         $16.78         $15.43      $11.98          $15.53
Net investment income (loss)(H)        0.06           0.01           0.07           -(J)            -(J)
Net realized and unrealized gain
(loss) on investments                  1.59           0.89           1.29        3.47           (3.55)
                                   ---------      ---------      ---------   ---------      ---------
Total from investment operations       1.65           0.90           1.36        3.47           (3.55)
                                   ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income            (0.01)             -          (0.01)      (0.02)              -
                                   ---------      ---------      ---------   ---------      ---------
                                      (0.01)             -          (0.01)      (0.02)              -
                                   ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD       $19.32         $17.68         $16.78      $15.43          $11.98
                                   =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)(L)          9.31(Y)        5.36           8.83       29.02          (22.86)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $176           $181           $471        $205             $61
Ratio of net expenses to average
net assets (%)                         1.06           1.09           1.08        1.10            1.11(R)
Ratio of gross expenses to
average net assets (%)(P)              1.08           1.12           1.11        1.12            1.13(R)
Ratio of net investment income
(loss) to average net assets (%)       0.32           0.04           0.47       (0.03)          (0.01)(R)
Portfolio turnover (%)                   37             65(X)          31          35              39

                                           BLUE CHIP
                                             GROWTH
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $17.71         $16.32
Net investment income (loss)(H)         0.10           0.04
Net realized and unrealized gain
(loss) on investments                   1.59           1.45
                                    ---------      ---------
Total from investment operations        1.69           1.49
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.04)         (0.10)
                                    ---------      ---------
                                       (0.04)         (0.10)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $19.36         $17.71
                                    =========      =========
       TOTAL RETURN (%)(K)(L)           9.59(Y)        9.19(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                             $1,880         $1,480
Ratio of net expenses to average
net assets (%)                          0.81           0.84(R)
Ratio of gross expenses to average
net assets (%)(P)                       0.83           0.87(R)
Ratio of net investment income
(loss) to average net assets (%)        0.56           0.28(R)
Portfolio turnover (%)                    37             65(X)

(A) Series II and Series NAV began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                 BOND INDEX A
                                        -------------------------------
                                          SERIES I          SERIES NAV
                                        ------------       ------------
                                        PERIOD ENDED       PERIOD ENDED
                                        DECEMBER 31,       DECEMBER 31,
                                        ------------       ------------
                                          2006(A)            2006(A)
                                        ------------       ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $12.50             $12.50
Net investment income (loss)(H)                0.48               0.52
Net realized and unrealized gain
(loss) on investments                         (0.02)             (0.04)
                                        ------------       ------------
Total from investment operations               0.46               0.48
                                        ------------       ------------
LESS DISTRIBUTIONS
From net investment income                    (0.41)             (0.41)
                                        ------------       ------------
                                              (0.41)             (0.41)
                                        ------------       ------------
NET ASSET VALUE, END OF PERIOD               $12.55             $12.57
                                        ============       ============
       TOTAL RETURN (%)(K)                     3.65(L)(M)         3.85(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                       $53                $33
Ratio of net expenses to average net
assets (%)                                     0.59(R)            0.54(R)
Ratio of gross expenses to average net
assets (%)                                     0.60(P)(R)         0.55(P)(R)
Ratio of net investment income (loss)
to average net assets (%)                      4.28(R)            4.56(R)
Portfolio turnover (%)                           66(M)              66(M)

(A)  Series I and Series NAV shares began operations on 2-10-06.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                              BOND INDEX B
                                                  --------------------------------------------------------------------
                                                                               SERIES NAV
                                                  --------------------------------------------------------------------
                                                                       PERIOD ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                    2006          2005(F)        2004(G)       2003(E)(G)     2002(G)
                                                  ---------      ---------      ---------      -----------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $10.13         $10.05         $10.13           $10.30        $9.89
Net investment income (loss)                          0.50(H)        0.46(H)        0.46             0.48         0.54
Net realized and unrealized gain (loss) on
investments                                          (0.11)         (0.22)         (0.06)           (0.12)        0.42
                                                  ---------      ---------      ---------      -----------   ---------
Total from investment operations                      0.39           0.24           0.40             0.36         0.96
                                                  ---------      ---------      ---------      -----------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.35)         (0.16)         (0.46)           (0.45)       (0.53)
From net realized gain                                   -              -          (0.02)           (0.05)       (0.01)
From capital paid-in                                     -              -              -(J)         (0.03)       (0.01)
                                                  ---------      ---------      ---------      -----------   ---------
                                                     (0.35)         (0.16)         (0.48)           (0.53)       (0.55)
                                                  ---------      ---------      ---------      -----------   ---------
NET ASSET VALUE, END OF PERIOD                      $10.17         $10.13         $10.05           $10.13       $10.30
                                                  =========      =========      =========      ===========   =========
       TOTAL RETURN (%)(K)                            4.07(L)        2.39(L)        4.05(L)          3.60         9.95(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $162           $182           $202             $216         $208
Ratio of net expenses to average net assets (%)       0.25           0.25           0.25             0.24         0.22
Ratio of gross expenses to average net assets
(%)                                                   0.53(P)        0.42(P)        0.27(P)          0.24         0.25(P)
Ratio of net investment income (loss) to average
net assets (%)                                        5.01           4.55           4.56             4.73         5.30
Portfolio turnover (%)                                  53             18             18               40           57

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index Trust B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index Trust B.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the period shown.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                              CAPITAL APPRECIATION
                                         ---------------------------------------------------------------
                                                                    SERIES I
                                         ---------------------------------------------------------------
                                                            PERIOD ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                           2006              2005        2004        2003        2002
                                         ---------         ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD       $10.02             $8.79       $8.04       $6.21       $8.95
Net investment income (loss)(H)              0.01             (0.01)       0.01       (0.01)      (0.01)
Net realized and unrealized gain (loss)
on investments                               0.20              1.24        0.74        1.84       (2.73)
                                         ---------         ---------   ---------   ---------   ---------
Total from investment operations             0.21              1.23        0.75        1.83       (2.74)
                                         ---------         ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                      (1.16)                -           -           -           -
                                         ---------         ---------   ---------   ---------   ---------
                                            (1.16)                -           -           -           -
                                         ---------         ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $9.07            $10.02       $8.79       $8.04       $6.21
                                         =========         =========   =========   =========   =========
       TOTAL RETURN (%)                      2.26(K)(L)(Y)    13.99        9.33       29.47      (30.61)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)      $263               $52        $129        $121        $100
Ratio of net expenses to average net
assets (%)                                   0.83              0.95        0.97        0.99        1.05
Ratio of gross expenses to average net
assets (%)                                   0.83(P)           0.95        0.97        0.99        1.05
Ratio of net investment income (loss)
to average net assets (%)                    0.11             (0.10)       0.15       (0.13)      (0.14)
Portfolio turnover (%)                        114(X)            101          79          71          67

                                                              CAPITAL APPRECIATION
                                         ---------------------------------------------------------------
                                                                    SERIES II
                                         ---------------------------------------------------------------
                                                            PERIOD ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                           2006              2005        2004        2003       2002(A)
                                         ---------         ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $9.96             $8.76       $8.02       $6.20        $8.73
Net investment income (loss)(H)             (0.01)            (0.02)          -(J)    (0.03)       (0.02)
Net realized and unrealized gain (loss)
on investments                               0.20              1.22        0.74        1.85        (2.51)
                                         ---------         ---------   ---------   ---------   ---------
Total from investment operations             0.19              1.20        0.74        1.82        (2.53)
                                         ---------         ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                      (1.16)                -           -           -            -
                                         ---------         ---------   ---------   ---------   ---------
                                            (1.16)                -           -           -            -
                                         ---------         ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $8.99             $9.96       $8.76       $8.02        $6.20
                                         =========         =========   =========   =========   =========
       TOTAL RETURN (%)                      2.06(K)(L)(Y)    13.70        9.23       29.35       (28.98)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)      $113               $47        $125         $72          $23
Ratio of net expenses to average net
assets (%)                                   1.03              1.15        1.17        1.19         1.25(R)
Ratio of gross expenses to average net
assets (%)                                   1.03(P)           1.15        1.17        1.19         1.25(R)
Ratio of net investment income (loss)
to average net assets (%)                   (0.09)            (0.27)       0.02       (0.35)       (0.27)(R)
Portfolio turnover (%)                        114(X)            101          79          71           67

                                          CAPITAL APPRECIATION
                                        -------------------------
                                               SERIES NAV
                                        -------------------------
                                              PERIOD ENDED
                                              DECEMBER 31,
                                        -------------------------
                                          2006           2005(A)
                                        ---------       ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD      $10.02            $8.51
Net investment income (loss)(H)             0.01            (0.01)
Net realized and unrealized gain
(loss) on investments                       0.21             1.53
                                        ---------       ---------
Total from investment operations            0.22             1.52
                                        ---------       ---------
LESS DISTRIBUTIONS
From net investment income                     -            (0.01)
From net realized gain                     (1.16)               -
                                        ---------       ---------
                                           (1.16)           (0.01)
                                        ---------       ---------
NET ASSET VALUE, END OF PERIOD             $9.08           $10.02
                                        =========       =========
       TOTAL RETURN (%)(K)                  2.38(L)(Y)      17.88(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                   $627             $207
Ratio of net expenses to average net
assets (%)                                  0.78             0.88(R)
Ratio of gross expenses to average net
assets (%)                                  0.78(P)          0.88(R)
Ratio of net investment income (loss)
to average net assets (%)                   0.15            (0.18)(R)
Portfolio turnover (%)                       114(X)           101

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                      CLASSIC VALUE
                                     -------------------------------------------------------------------------------
                                                   SERIES I                                  SERIES II
                                     ------------------------------------       ------------------------------------

                                          PERIOD ENDED DECEMBER 31,                  PERIOD ENDED DECEMBER 31,
                                     ------------------------------------       ------------------------------------
                                       2006           2005       2004(A)          2006           2005       2004(A)
                                     ---------      ---------   ---------       ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.37         $13.84      $12.50          $14.36         $13.83      $12.50
Net investment income (loss)(H)          0.19           0.13        0.05            0.16           0.09        0.04
Net realized and unrealized gain
(loss) on investments                    2.11           1.17        1.36            2.11           1.18        1.36
                                     ---------      ---------   ---------       ---------      ---------   ---------
Total from investment operations         2.30           1.30        1.41            2.27           1.27        1.40
                                     ---------      ---------   ---------       ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.15)         (0.08)      (0.03)          (0.12)         (0.05)      (0.03)
From net realized gain                  (0.32)         (0.69)      (0.04)          (0.32)         (0.69)      (0.04)
                                     ---------      ---------   ---------       ---------      ---------   ---------
                                        (0.47)         (0.77)      (0.07)          (0.44)         (0.74)      (0.07)
                                     ---------      ---------   ---------       ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD         $16.20         $14.37      $13.84          $16.19         $14.36      $13.83
                                     =========      =========   =========       =========      =========   =========
       TOTAL RETURN (%)(K)              16.04(L)        9.42       11.31(L)(M)     15.83(L)        9.22       11.17(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $30            $12          $3             $40            $19         $11
Ratio of net expenses to average
net assets (%)                           0.96           1.11        1.42(R)         1.16           1.32        1.62(R)
Ratio of gross expenses to average
net assets (%)                           0.96(P)        1.11        1.48(P)(R)      1.16(P)        1.32        1.68(P)(R)
Ratio of net investment income
(loss) to average net assets (%)         1.24           0.88        0.59(R)         1.03           0.62        0.44(R)
Portfolio turnover (%)                     47             42           9(M)           47             42           9(M)

                                          CLASSIC VALUE
                                     ------------------------
                                            SERIES NAV
                                     ------------------------
                                           PERIOD ENDED
                                           DECEMBER 31,
                                     ------------------------
                                       2006          2005(A)
                                     ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.38          $13.42
Net investment income (loss)(H)          0.20            0.09
Net realized and unrealized gain
(loss) on investments                    2.12            1.64
                                     ---------      ---------
Total from investment operations         2.32            1.73
                                     ---------      ---------
LESS DISTRIBUTIONS
From net investment income              (0.16)          (0.09)
From net realized gain                  (0.32)          (0.68)
                                     ---------      ---------
                                        (0.48)          (0.77)
                                     ---------      ---------
NET ASSET VALUE, END OF PERIOD         $16.22          $14.38
                                     =========      =========
       TOTAL RETURN (%)(K)              16.15(L)        12.88(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $8              $3
Ratio of net expenses to average
net assets (%)                           0.91            1.03(R)
Ratio of gross expenses to average
net assets (%)                           0.91(P)         1.03(R)
Ratio of net investment income
(loss) to average net assets (%)         1.28            0.91(R)
Portfolio turnover (%)                     47              42

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total return would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

                                                           CORE BOND
                                 --------------------------------------------------------------
                                           SERIES I                         SERIES II
                                 ----------------------------      ----------------------------
                                  PERIOD ENDED DECEMBER 31,         PERIOD ENDED DECEMBER 31,
                                 ----------------------------      ----------------------------
                                    2006            2005(A)           2006            2005(A)
                                 -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $12.64           $12.50           $12.61           $12.50
Net investment income (loss)(H)        0.56             0.34             0.53             0.31
Net realized and unrealized
gain (loss) on investments            (0.11)           (0.20)           (0.09)           (0.20)
                                 -----------      -----------      -----------      -----------
Total from investment
operations                             0.45             0.14             0.44             0.11
                                 -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
From net investment income            (0.41)               -            (0.39)               -
                                 -----------      -----------      -----------      -----------
                                      (0.41)               -            (0.39)               -
                                 -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD       $12.68           $12.64           $12.66           $12.61
                                 ===========      ===========      ===========      ===========
       TOTAL RETURN (%)(K)             3.72(L)          1.12(M)          3.61(L)          0.88(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 -(N)             -(N)            $2               $1
Ratio of net expenses to
average net assets (%)                 0.84             0.93(R)          1.04             1.11(R)
Ratio of gross expenses to
average net assets (%)                 0.84(P)          0.93(R)          1.04(P)          1.11(R)
Ratio of net investment income
(loss) to average net assets
(%)                                    4.50             4.01(R)          4.28             3.49(R)
Portfolio turnover (%)                  359              619(M)           359              619(M)

                                          CORE BOND
                                 ----------------------------
                                          SERIES NAV
                                 ----------------------------
                                  PERIOD ENDED DECEMBER 31,
                                 ----------------------------
                                    2006            2005(A)
                                 -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $12.62            $12.50
Net investment income (loss)(H)        0.56              0.30
Net realized and unrealized
gain (loss) on investments            (0.10)            (0.18)
                                 -----------      -----------
Total from investment
operations                             0.46              0.12
                                 -----------      -----------
LESS DISTRIBUTIONS
From net investment income            (0.42)                -
                                 -----------      -----------
                                      (0.42)                -
                                 -----------      -----------
NET ASSET VALUE, END OF PERIOD       $12.66            $12.62
                                 ===========      ===========
       TOTAL RETURN (%)(K)             3.84(L)           0.96(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $222              $153
Ratio of net expenses to
average net assets (%)                 0.79              0.82(R)
Ratio of gross expenses to
average net assets (%)                 0.79(P)           0.82(R)
Ratio of net investment income
(loss) to average net assets
(%)                                    4.48              3.55(R)
Portfolio turnover (%)                  359               619(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                   CORE EQUITY
                                                  ------------------------------------------------------------------------------
                                                                SERIES I                                 SERIES II
                                                  ------------------------------------      ------------------------------------
                                                       PERIOD ENDED DECEMBER 31,                 PERIOD ENDED DECEMBER 31,
                                                  ------------------------------------      ------------------------------------
                                                    2006           2005       2004(A)         2006           2005       2004(A)
                                                  ---------      ---------   ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $15.07         $14.23      $12.50         $15.03         $14.21      $12.50
Net investment income (loss)(H)                          -(J)        0.01           -(J)       (0.03)         (0.03)      (0.02)
Net realized and unrealized gain (loss) on
investments                                           0.95           0.83        1.73           0.94           0.85        1.73
                                                  ---------      ---------   ---------      ---------      ---------   ---------
Total from investment operations                      0.95           0.84        1.73           0.91           0.82        1.71
                                                  ---------      ---------   ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                               (0.88)             -           -          (0.88)             -           -
                                                  ---------      ---------   ---------      ---------      ---------   ---------
                                                     (0.88)             -           -          (0.88)             -           -
                                                  ---------      ---------   ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $15.14         $15.07      $14.23         $15.06         $15.03      $14.21
                                                  =========      =========   =========      =========      =========   =========
       TOTAL RETURN (%)                               6.73(K)(L)     5.90       13.84(M)        6.47(K)(L)     5.77       13.68(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $2             $1        $194            $54            $57        $237
Ratio of net expenses to average net assets (%)       0.88           0.91        0.96(R)        1.08           1.11        1.16(R)
Ratio of gross expenses to average net assets
(%)                                                   0.88(P)        0.91        0.96(R)        1.08(P)        1.11        1.16(R)
Ratio of net investment income (loss) to average
net assets (%)                                       (0.01)          0.07       (0.05)(R)      (0.22)         (0.21)      (0.26)(R)
Portfolio turnover (%)                                  35             65           6(M)          35             65           6(M)

                                                         CORE EQUITY
                                                  --------------------------
                                                          SERIES NAV
                                                  --------------------------
                                                  PERIOD ENDED DECEMBER 31,
                                                  --------------------------
                                                     2006          2005(A)
                                                  ----------      ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $15.09          $13.71
Net investment income (loss)(H)                           -(J)            -(J)
Net realized and unrealized gain (loss) on
investments                                            0.95            1.38
                                                  ----------      ----------
Total from investment operations                       0.95            1.38
                                                  ----------      ----------
LESS DISTRIBUTIONS
From net realized gain                                (0.88)              -
                                                  ----------      ----------
                                                      (0.88)              -
                                                  ----------      ----------
NET ASSET VALUE, END OF PERIOD                       $15.16          $15.09
                                                  ==========      ==========
       TOTAL RETURN (%)                                6.73(K)(L)     10.07(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $479            $403
Ratio of net expenses to average net assets (%)        0.83            0.85(R)
Ratio of gross expenses to average net assets
(%)                                                    0.83(P)         0.85(R)
Ratio of net investment income (loss) to average
net assets (%)                                         0.03           (0.02)(R)
Portfolio turnover (%)                                   35              65

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            DYNAMIC GROWTH
                                    ---------------------------------------------------------------
                                                               SERIES I
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004        2003           2002
                                    ---------      ---------   ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $5.44          $4.84       $4.40       $3.41          $4.76
Net investment income (loss)(H)        (0.04)         (0.04)      (0.03)      (0.03)         (0.02)
Net realized and unrealized gain
(loss) on investments                   0.64           0.64        0.47        1.02          (1.33)
                                    ---------      ---------   ---------   ---------      ---------
Total from investment operations        0.60           0.60        0.44        0.99          (1.35)
                                    ---------      ---------   ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD         $6.04          $5.44       $4.84       $4.40          $3.41
                                    =========      =========   =========   =========      =========
       TOTAL RETURN (%)                11.03(L)       12.40       10.00       29.03         (28.36)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $116           $133        $129        $140            $64
Ratio of net expenses to average
net assets (%)                          1.03           1.07        1.07        1.09(T)        1.10
Ratio of gross expenses to average
net assets (%)                          1.03(P)        1.07        1.07        1.09           1.10
Ratio of net investment income
(loss) to average net assets (%)       (0.69)         (0.74)      (0.72)      (0.68)         (0.55)
Portfolio turnover (%)                    45             78         121         133(X)         165

                                                            DYNAMIC GROWTH
                                    ---------------------------------------------------------------
                                                               SERIES II
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004        2003          2002(A)
                                    ---------      ---------   ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $5.41          $4.83       $4.39       $3.40           $4.40
Net investment income (loss)(H)        (0.05)         (0.05)      (0.04)      (0.03)          (0.03)
Net realized and unrealized gain
(loss) on investments                   0.63           0.63        0.48        1.02           (0.97)
                                    ---------      ---------   ---------   ---------      ---------
Total from investment operations        0.58           0.58        0.44        0.99           (1.00)
                                    ---------      ---------   ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD         $5.99          $5.41       $4.83       $4.39           $3.40
                                    =========      =========   =========   =========      =========
       TOTAL RETURN (%)                10.72(L)       12.01       10.02       29.12          (22.73)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $34            $43         $40         $42              $4
Ratio of net expenses to average
net assets (%)                          1.23           1.27        1.27        1.29(T)         1.30(R)
Ratio of gross expenses to average
net assets (%)                          1.23(P)        1.27        1.27        1.29            1.30(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.89)         (0.94)      (0.92)      (0.88)          (0.81)(R)
Portfolio turnover (%)                    45             78         121         133(X)          165

                                         DYNAMIC GROWTH
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $5.45          $4.64
Net investment income (loss)(H)        (0.04)         (0.02)
Net realized and unrealized gain
(loss) on investments                   0.63           0.83
                                    ---------      ---------
Total from investment operations        0.59           0.81
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD         $6.04          $5.45
                                    =========      =========
       TOTAL RETURN (%)                10.83(L)       17.46(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $1              -(N)
Ratio of net expenses to average
net assets (%)                          0.98           1.01(R)
Ratio of gross expenses to average
net assets (%)                          0.98(P)        1.01(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.62)         (0.67)(R)
Portfolio turnover (%)                    45             78


PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD
Net investment income (loss)(H)
Net realized and unrealized gain
(loss) on investments
Total from investment operations
NET ASSET VALUE, END OF PERIOD
       TOTAL RETURN (%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)
Ratio of net expenses to average
net assets (%)
Ratio of gross expenses to average
net assets (%)
Ratio of net investment income
(loss) to average net assets (%)
Portfolio turnover (%)

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(T) The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 1.08% for Series I and 1.28% for Series II.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         EMERGING GROWTH
                                         ------------------------------------------------
                                                             SERIES I
                                         ------------------------------------------------

                                                    PERIOD ENDED DECEMBER 31,
                                         ------------------------------------------------
                                           2006           2005        2004       2003(A)
                                         ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD       $17.72         $16.46      $15.75      $12.50
Net investment income (loss)(H)             (0.12)         (0.07)      (0.06)      (0.09)
Net realized and unrealized gain (loss)
on investments                               2.13           1.33        1.13        3.95
                                         ---------      ---------   ---------   ---------
Total from investment operations             2.01           1.26        1.07        3.86
                                         ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                      -              -           -       (0.61)
From net realized gain                      (7.03)             -       (0.36)          -
                                         ---------      ---------   ---------   ---------
                                            (7.03)             -       (0.36)      (0.61)
                                         ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD             $12.70         $17.72      $16.46      $15.75
                                         =========      =========   =========   =========
       TOTAL RETURN (%)(K)                  11.60(L)        7.65        6.89       30.84(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $2             $2        $286          $3
Ratio of net expenses to average net
assets (%)                                   1.36           0.92        0.92        1.35(R)
Ratio of gross expenses to average net
assets (%)                                   1.62(P)        0.92        0.92        2.54(P)(R)
Ratio of net investment income (loss)
to average net assets (%)                   (0.85)         (0.42)      (0.43)      (0.89)(R)
Portfolio turnover (%)                        192            121         191         183(M)

                                                                        EMERGING GROWTH
                                         ------------------------------------------------------------------------------
                                                            SERIES II                                 SERIES NAV
                                         ------------------------------------------------      ------------------------
                                                                                                     PERIOD ENDED
                                                    PERIOD ENDED DECEMBER 31,                        DECEMBER 31,
                                         ------------------------------------------------      ------------------------
                                           2006           2005        2004       2003(A)         2006          2005(A)
                                         ---------      ---------   ---------   ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD       $17.61         $16.40      $15.73      $12.50         $17.73          $16.31
Net investment income (loss)(H)             (0.14)         (0.12)      (0.11)      (0.11)         (0.11)          (0.05)
Net realized and unrealized gain (loss)
on investments                               2.11           1.33        1.14        3.95           2.12            1.47
                                         ---------      ---------   ---------   ---------      ---------      ---------
Total from investment operations             1.97           1.21        1.03        3.84           2.01            1.42
                                         ---------      ---------   ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                      -              -           -       (0.61)         (7.03)              -
From net realized gain                      (7.03)             -       (0.36)          -          (7.03)              -
                                         ---------      ---------   ---------   ---------      ---------      ---------
                                            (7.03)             -       (0.36)      (0.61)         (7.03)              -
                                         ---------      ---------   ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD             $12.55         $17.61      $16.40      $15.73         $12.71          $17.73
                                         =========      =========   =========   =========      =========      =========
       TOTAL RETURN (%)(K)                  11.38(L)        7.38        6.64       30.68(L)(M)    11.59(L)         8.71(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $13             $9         $15          $6            $16             $11
Ratio of net expenses to average net
assets (%)                                   1.53           1.24        1.20        1.55(R)        1.31            0.95(R)
Ratio of gross expenses to average net
assets (%)                                   1.59(P)        1.24        1.20        2.74(P)(R)     1.49(P)         0.95(R)
Ratio of net investment income (loss)
to average net assets (%)                   (1.01)         (0.74)      (0.74)      (1.08)(R)      (0.81)          (0.40)(R)
Portfolio turnover (%)                        192            121         191         183(M)         192             121

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   EMERGING SMALL COMPANY
                                                ------------------------------------------------------------
                                                                          SERIES I
                                                ------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2006           2005        2004        2003        2002
                                                ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $30.20         $28.75      $25.78      $18.45      $26.06
Net investment income (loss)(H)                    (0.17)         (0.18)      (0.21)      (0.12)      (0.12)
Net realized and unrealized gain (loss) on
investments                                         1.00           1.63        3.18        7.45       (7.49)
                                                ---------      ---------   ---------   ---------   ---------
Total from investment operations                    0.83           1.45        2.97        7.33       (7.61)
                                                ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                             (1.61)             -           -           -           -
                                                ---------      ---------   ---------   ---------   ---------
                                                   (1.61)             -           -           -           -
                                                ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $29.42         $30.20      $28.75      $25.78      $18.45
                                                =========      =========   =========   =========   =========
       TOTAL RETURN (%)                             2.41(K)(L)     5.04       11.52       39.73      (29.20)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $213           $259        $393        $401        $294
Ratio of net expenses to average net assets
(%)                                                 1.08           1.12        1.11        1.11        1.12
Ratio of gross expenses to average net assets
(%)                                                 1.08(P)        1.12        1.11        1.11        1.12
Ratio of net investment income (loss) to
average net assets (%)                             (0.57)         (0.63)      (0.76)      (0.58)      (0.57)
Portfolio turnover (%)                               164             54          55          51          35

                                                                   EMERGING SMALL COMPANY
                                                ------------------------------------------------------------
                                                                         SERIES II
                                                ------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2006           2005        2004        2003       2002(A)
                                                ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $30.02         $28.63      $25.72      $18.44       $25.13
Net investment income (loss)(H)                    (0.23)         (0.23)      (0.26)      (0.18)       (0.11)
Net realized and unrealized gain (loss) on
investments                                         0.99           1.62        3.17        7.46        (6.58)
                                                ---------      ---------   ---------   ---------   ---------
Total from investment operations                    0.76           1.39        2.91        7.28        (6.69)
                                                ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                             (1.61)             -           -           -            -
                                                ---------      ---------   ---------   ---------   ---------
                                                   (1.61)             -           -           -            -
                                                ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $29.17         $30.02      $28.63      $25.72       $18.44
                                                =========      =========   =========   =========   =========
       TOTAL RETURN (%)                             2.18(K)(L)     4.86       11.31       39.48       (26.62)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $53            $71        $120         $83          $18
Ratio of net expenses to average net assets
(%)                                                 1.28           1.32        1.31        1.31         1.32(R)
Ratio of gross expenses to average net assets
(%)                                                 1.28(P)        1.32        1.31        1.31         1.32(R)
Ratio of net investment income (loss) to
average net assets (%)                             (0.77)         (0.83)      (0.98)      (0.82)       (0.63)(R)
Portfolio turnover (%)                               164             54          55          51           35

                                                     EMERGING SMALL
                                                        COMPANY
                                                ------------------------
                                                       SERIES NAV
                                                ------------------------
                                                      PERIOD ENDED
                                                      DECEMBER 31,
                                                ------------------------
                                                  2006          2005(A)
                                                ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $30.23         $28.21
Net investment income (loss)(H)                    (0.15)         (0.15)
Net realized and unrealized gain (loss) on
investments                                         0.99           2.17
                                                ---------      ---------
Total from investment operations                    0.84           2.02
                                                ---------      ---------
LESS DISTRIBUTIONS
From net realized gain                             (1.61)             -
                                                ---------      ---------
                                                   (1.61)             -
                                                ---------      ---------
NET ASSET VALUE, END OF PERIOD                    $29.46         $30.23
                                                =========      =========
       TOTAL RETURN (%)                             2.44(K)(L)     7.16(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $1              -(N)
Ratio of net expenses to average net assets
(%)                                                 1.03           1.03(R)
Ratio of gross expenses to average net assets
(%)                                                 1.03(P)        1.03(R)
Ratio of net investment income (loss) to
average net assets (%)                             (0.50)         (0.61)(R)
Portfolio turnover (%)                               164             54

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             EQUITY-INCOME
                                    ---------------------------------------------------------------
                                                               SERIES I
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005           2004        2003        2002
                                    ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.87         $17.04         $15.22      $12.62      $15.13
Net investment income (loss)(H)         0.27           0.25           0.24        0.23        0.22
Net realized and unrealized gain
(loss) on investments                   2.75           0.38           1.96        2.85       (2.13)
                                    ---------      ---------      ---------   ---------   ---------
Total from investment operations        3.02           0.63           2.20        3.08       (1.91)
                                    ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.27)         (0.21)         (0.20)      (0.22)      (0.19)
From net realized gain                 (1.10)         (0.59)         (0.18)      (0.26)      (0.41)
                                    ---------      ---------      ---------   ---------   ---------
                                       (1.37)         (0.80)         (0.38)      (0.48)      (0.60)
                                    ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $18.52         $16.87         $17.04      $15.22      $12.62
                                    =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)(L)          19.02(Y)        3.92          14.81       25.57      (13.28)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $830           $846         $1,364      $1,277      $1,015
Ratio of net expenses to average
net assets (%)                          0.87           0.89           0.88        0.89        0.91
Ratio of gross expenses to average
net assets (%)(P)                       0.89           0.91           0.91        0.92        0.93
Ratio of net investment income
(loss) to average net assets (%)        1.60           1.53           1.53        1.73        1.58
Portfolio turnover (%)                    16             48(X)          21          15          18

                                                             EQUITY-INCOME
                                    ---------------------------------------------------------------
                                                               SERIES II
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005           2004        2003       2002(A)
                                    ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.81         $16.96         $15.17      $12.61       $15.05
Net investment income (loss)(H)         0.24           0.22           0.21        0.21         0.21
Net realized and unrealized gain
(loss) on investments                   2.73           0.38           1.95        2.84        (2.05)
                                    ---------      ---------      ---------   ---------   ---------
Total from investment operations        2.97           0.60           2.16        3.05        (1.84)
                                    ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.24)         (0.16)         (0.19)      (0.23)       (0.19)
From net realized gain                 (1.10)         (0.59)         (0.18)      (0.26)       (0.41)
                                    ---------      ---------      ---------   ---------   ---------
                                       (1.34)         (0.75)         (0.37)      (0.49)       (0.60)
                                    ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $18.44         $16.81         $16.96      $15.17       $12.61
                                    =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)(L)          18.76(Y)        3.72          14.61       25.40       (12.89)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $320           $304           $573        $314          $87
Ratio of net expenses to average
net assets (%)                          1.07           1.08           1.08        1.09         1.11(R)
Ratio of gross expenses to average
net assets (%)(P)                       1.09           1.11           1.11        1.12         1.13(R)
Ratio of net investment income
(loss) to average net assets (%)        1.40           1.35           1.38        1.55         1.83(R)
Portfolio turnover (%)                    16             48(X)          21          15           18

                                         EQUITY-INCOME
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.85         $17.11
Net investment income (loss)(H)         0.28           0.23
Net realized and unrealized gain
(loss) on investments                   2.74           0.34
                                    ---------      ---------
Total from investment operations        3.02           0.57
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.28)         (0.24)
From net realized gain                 (1.10)         (0.59)
                                    ---------      ---------
                                       (1.38)         (0.83)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $18.49         $16.85
                                    =========      =========
       TOTAL RETURN (%)(K)(L)          19.05(Y)        3.57(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                             $1,290         $1,189
Ratio of net expenses to average
net assets (%)                          0.82           0.83(R)
Ratio of gross expenses to average
net assets (%)(P)                       0.84           0.86(R)
Ratio of net investment income
(loss) to average net assets (%)        1.65           1.64(R)
Portfolio turnover (%)                    16             48(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                FINANCIAL SERVICES
                                          ---------------------------------------------------------------
                                                                     SERIES I
                                          ---------------------------------------------------------------
                                                             PERIOD ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            2006           2005           2004        2003        2002
                                          ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $15.31         $14.00         $12.73       $9.55      $11.63
Net investment income (loss)(H)               0.10           0.07           0.05        0.06        0.03
Net realized and unrealized gain (loss)
on investments                                3.43           1.29           1.27        3.14       (2.11)
                                          ---------      ---------      ---------   ---------   ---------
Total from investment operations              3.53           1.36           1.32        3.20       (2.08)
                                          ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                   (0.06)         (0.05)         (0.05)      (0.02)          -(J)
From net realized gain                           -(J)           -              -           -           -
                                          ---------      ---------      ---------   ---------   ---------
                                             (0.06)         (0.05)         (0.05)      (0.02)          -(J)
                                          ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $18.78         $15.31         $14.00      $12.73       $9.55
                                          =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                   23.12(L)(Y)     9.78(L)       10.38       33.58      (17.88)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $80            $54            $53         $52         $37
Ratio of net expenses to average net
assets (%)                                    0.91           0.99           1.01        1.05        1.07
Ratio of gross expenses to average net
assets (%)                                    0.91(P)        1.01(P)        1.01        1.05        1.07
Ratio of net investment income (loss) to
average net assets (%)                        0.58           0.47           0.36        0.58        0.31
Portfolio turnover (%)                          12             51(X)          12          25          34

                                                                FINANCIAL SERVICES
                                          ---------------------------------------------------------------
                                                                     SERIES II
                                          ---------------------------------------------------------------
                                                             PERIOD ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            2006           2005           2004        2003       2002(A)
                                          ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $15.24         $13.93         $12.69       $9.54       $11.48
Net investment income (loss)(H)               0.06           0.04           0.02        0.04         0.03
Net realized and unrealized gain (loss)
on investments                                3.40           1.30           1.26        3.14        (1.97)
                                          ---------      ---------      ---------   ---------   ---------
Total from investment operations              3.46           1.34           1.28        3.18        (1.94)
                                          ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                   (0.03)         (0.03)         (0.04)      (0.03)           -(J)
From net realized gain                           -(J)           -              -           -            -
                                          ---------      ---------      ---------   ---------   ---------
                                             (0.03)         (0.03)         (0.04)      (0.03)           -(J)
                                          ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $18.67         $15.24         $13.93      $12.69        $9.54
                                          =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                   22.77(L)(Y)     9.62(L)       10.09       33.40       (16.90)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $62            $44            $43         $36          $12
Ratio of net expenses to average net
assets (%)                                    1.11           1.19           1.21        1.25         1.27(R)
Ratio of gross expenses to average net
assets (%)                                    1.11(P)        1.21(P)        1.21        1.25         1.27(R)
Ratio of net investment income (loss) to
average net assets (%)                        0.38           0.27           0.17        0.37         0.37(R)
Portfolio turnover (%)                          12             51(X)          12          25           34

                                              FINANCIAL SERVICES
                                           ------------------------
                                                  SERIES NAV
                                           ------------------------
                                                 PERIOD ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                             2006          2005(A)
                                           ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $15.31         $13.32
Net investment income (loss)(H)                0.10           0.05
Net realized and unrealized gain (loss)
on investments                                 3.43           1.94
                                           ---------      ---------
Total from investment operations               3.53           1.99
                                           ---------      ---------
LESS DISTRIBUTIONS
From net investment income                    (0.07)             -
From net realized gain                            -(J)           -
                                           ---------      ---------
                                              (0.07)             -
                                           ---------      ---------
NET ASSET VALUE, END OF PERIOD               $18.77         $15.31
                                           =========      =========
       TOTAL RETURN (%)(K)                    23.16(L)(Y)    14.94(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $55            $54
Ratio of net expenses to average net
assets (%)                                     0.86           0.88(R)
Ratio of gross expenses to average net
assets (%)                                     0.86(P)        0.92(P)(R)
Ratio of net investment income (loss) to
average net assets (%)                         0.63           0.52(R)
Portfolio turnover (%)                           12             51(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           FUNDAMENTAL VALUE
                                    ---------------------------------------------------------------
                                                               SERIES I
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005           2004        2003        2002
                                    ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $15.32         $14.14         $12.71       $9.82      $11.73
Net investment income (loss)(H)         0.13           0.12           0.10        0.08        0.07
Net realized and unrealized gain
(loss) on investments                   2.01           1.12           1.39        2.84       (1.97)
                                    ---------      ---------      ---------   ---------   ---------
Total from investment operations        2.14           1.24           1.49        2.92       (1.90)
                                    ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.12)         (0.06)         (0.06)      (0.03)      (0.01)
From net realized gain                 (0.52)             -              -           -           -
                                    ---------      ---------      ---------   ---------   ---------
                                       (0.64)         (0.06)         (0.06)      (0.03)      (0.01)
                                    ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $16.82         $15.32         $14.14      $12.71       $9.82
                                    =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)             14.51(L)        8.84(L)       11.80       29.83      (16.20)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $204           $202           $429        $355        $269
Ratio of net expenses to average
net assets (%)                          0.86           0.90           0.94        0.97        0.98
Ratio of gross expenses to average
net assets (%)                          0.86(P)        0.92(P)        0.94        0.97        0.98
Ratio of net investment income
(loss) to average net assets (%)        0.86           0.84           0.74        0.78        0.71
Portfolio turnover (%)                    18             36              6          12          19

                                                           FUNDAMENTAL VALUE
                                    ---------------------------------------------------------------
                                                               SERIES II
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005           2004        2003       2002(A)
                                    ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $15.26         $14.07         $12.68       $9.82       $11.48
Net investment income (loss)(H)         0.10           0.09           0.07        0.06         0.07
Net realized and unrealized gain
(loss) on investments                   2.00           1.13           1.38        2.83        (1.72)
                                    ---------      ---------      ---------   ---------   ---------
Total from investment operations        2.10           1.22           1.45        2.89        (1.65)
                                    ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.10)         (0.03)         (0.06)      (0.03)       (0.01)
From net realized gain                 (0.52)             -              -           -            -
                                    ---------      ---------      ---------   ---------   ---------
                                       (0.62)         (0.03)         (0.06)      (0.03)       (0.01)
                                    ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $16.74         $15.26         $14.07      $12.68        $9.82
                                    =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)             14.24(L)        8.70(L)       11.44       29.57       (14.46)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $391           $270           $386        $203          $65
Ratio of net expenses to average
net assets (%)                          1.06           1.10           1.14        1.17         1.18(R)
Ratio of gross expenses to average
net assets (%)                          1.06(P)        1.12(P)        1.14        1.17         1.18(R)
Ratio of net investment income
(loss) to average net assets (%)        0.66           0.63           0.56        0.59         0.75(R)
Portfolio turnover (%)                    18             36              6          12           19

                                          FUNDAMENTAL
                                             VALUE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $15.29         $14.37
Net investment income (loss)(H)         0.14           0.13
Net realized and unrealized gain
(loss) on investments                   2.01           0.89
                                    ---------      ---------
Total from investment operations        2.15           1.02
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.14)         (0.10)
From net realized gain                 (0.52)             -
                                    ---------      ---------
                                       (0.66)         (0.10)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $16.78         $15.29
                                    =========      =========
       TOTAL RETURN (%)(K)             14.56(L)        7.14(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $612           $482
Ratio of net expenses to average
net assets (%)                          0.81           0.82(R)
Ratio of gross expenses to average
net assets (%)                          0.81(P)        0.85(P)(R)
Ratio of net investment income
(loss) to average net assets (%)        0.91           1.08(R)
Portfolio turnover (%)                    18             36

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                          GLOBAL
                                            ------------------------------------------------------------------
                                                                         SERIES I
                                            ------------------------------------------------------------------
                                                                PERIOD ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                              2006           2005           2004           2003        2002
                                            ---------      ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $16.17         $14.79         $13.11         $10.39      $13.00
Net investment income (loss)(H)                 0.27           0.22           0.18           0.10        0.08
Net realized and unrealized gain (loss) on
investments                                     2.99           1.35           1.73           2.72       (2.54)
                                            ---------      ---------      ---------      ---------   ---------
Total from investment operations                3.26           1.57           1.91           2.82       (2.46)
                                            ---------      ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.23)         (0.19)         (0.23)         (0.10)      (0.15)
                                            ---------      ---------      ---------      ---------   ---------
                                               (0.23)         (0.19)         (0.23)         (0.10)      (0.15)
                                            ---------      ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                $19.20         $16.17         $14.79         $13.11      $10.39
                                            =========      =========      =========      =========   =========
       TOTAL RETURN (%)(K)                     20.32(L)       10.72(L)       14.75(L)       27.46      (19.11)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $359           $344           $358           $363        $348
Ratio of net expenses to average net
assets (%)                                      0.99           1.00           1.00           1.05        1.04
Ratio of gross expenses to average net
assets (%)                                      1.01(P)        1.05(P)        1.05(P)        1.05        1.04
Ratio of net investment income (loss) to
average net assets (%)                          1.58           1.43           1.36           0.93        0.72
Portfolio turnover (%)                            27             24             39            149          92

                                                                          GLOBAL
                                            ------------------------------------------------------------------
                                                                        SERIES II
                                            ------------------------------------------------------------------
                                                                PERIOD ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                              2006           2005           2004           2003       2002(A)
                                            ---------      ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $16.09         $14.73         $13.07         $10.39       $12.72
Net investment income (loss)(H)                 0.24           0.18           0.16           0.08         0.05
Net realized and unrealized gain (loss) on
investments                                     2.97           1.35           1.72           2.71        (2.23)
                                            ---------      ---------      ---------      ---------   ---------
Total from investment operations                3.21           1.53           1.88           2.79        (2.18)
                                            ---------      ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.20)         (0.17)         (0.22)         (0.11)       (0.15)
                                            ---------      ---------      ---------      ---------   ---------
                                               (0.20)         (0.17)         (0.22)         (0.11)       (0.15)
                                            ---------      ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                $19.10         $16.09         $14.73         $13.07       $10.39
                                            =========      =========      =========      =========   =========
       TOTAL RETURN (%)(K)                     20.09(L)       10.50(L)       14.53(L)       27.23       (17.33)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $41            $36            $28            $20           $9
Ratio of net expenses to average net
assets (%)                                      1.19           1.19           1.20           1.25         1.24(R)
Ratio of gross expenses to average net
assets (%)                                      1.21(P)        1.25(P)        1.25(P)        1.25         1.24(R)
Ratio of net investment income (loss) to
average net assets (%)                          1.38           1.21           1.21           0.68         0.55(R)
Portfolio turnover (%)                            27             24             39            149           92

                                                   GLOBAL
                                            ---------------------
                                                 SERIES NAV
                                            ---------------------
                                                PERIOD ENDED
                                                DECEMBER 31,
                                            ---------------------
                                              2006       2005(A)
                                            ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $16.17      $14.36
Net investment income (loss)(H)                 0.27        0.11
Net realized and unrealized gain (loss) on
investments                                     3.00        1.70
                                            ---------   ---------
Total from investment operations                3.27        1.81
                                            ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.24)          -
                                            ---------   ---------
                                               (0.24)          -
                                            ---------   ---------
NET ASSET VALUE, END OF PERIOD                $19.20      $16.17
                                            =========   =========
       TOTAL RETURN (%)(K)(L)                  20.42       12.60(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $2           -(N)
Ratio of net expenses to average net
assets (%)                                      0.96        0.91(R)
Ratio of gross expenses to average net
assets (%)(P)                                   0.96        0.97(R)
Ratio of net investment income (loss) to
average net assets (%)                          1.56        0.99(R)
Portfolio turnover (%)                            27          24

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         GLOBAL ALLOCATION
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003        2002
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.38         $10.82       $9.70       $7.71      $10.04
Net investment income (loss)(H)         0.21           0.16        0.14        0.06        0.04
Net realized and unrealized gain
(loss) on investments                   1.31           0.50        1.08        1.97       (2.37)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.52           0.66        1.22        2.03       (2.33)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.12)         (0.10)      (0.10)      (0.04)          -(J)
                                    ---------      ---------   ---------   ---------   ---------
                                       (0.12)         (0.10)      (0.10)      (0.04)          -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.78         $11.38      $10.82       $9.70       $7.71
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             13.50(L)        6.20       12.73       26.43      (23.21)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $94            $80        $110         $64         $57
Ratio of net expenses to average
net assets (%)                          1.02           1.09        1.10        1.22        1.18
Ratio of gross expenses to average
net assets (%)                          1.02(P)        1.09        1.10        1.22        1.18
Ratio of net investment income
(loss) to average net assets (%)        1.77           1.44        1.38        0.74        0.44
Portfolio turnover (%)                    90            129          76         147          18

                                                         GLOBAL ALLOCATION
                                    ------------------------------------------------------------
                                                             SERIES II
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003       2002(A)
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.32         $10.78       $9.68       $7.70        $9.91
Net investment income (loss)(H)         0.19           0.13        0.11        0.04         0.04
Net realized and unrealized gain
(loss) on investments                   1.30           0.50        1.09        1.99        (2.25)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.49           0.63        1.20        2.03        (2.21)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.10)         (0.09)      (0.10)      (0.05)           -(J)
                                    ---------      ---------   ---------   ---------   ---------
                                       (0.10)         (0.09)      (0.10)      (0.05)           -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.71         $11.32      $10.78       $9.68        $7.70
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             13.28(L)        5.93       12.52       26.47       (22.30)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $199           $113         $93         $19           $5
Ratio of net expenses to average
net assets (%)                          1.22           1.29        1.30        1.42         1.38(R)
Ratio of gross expenses to average
net assets (%)                          1.22(P)        1.29        1.30        1.42         1.38(R)
Ratio of net investment income
(loss) to average net assets (%)        1.57           1.21        1.12        0.49         0.51(R)
Portfolio turnover (%)                    90            129          76         147           18

                                           GLOBAL
                                         ALLOCATION
                                    ---------------------
                                         SERIES NAV
                                    ---------------------
                                        PERIOD ENDED
                                        DECEMBER 31,
                                    ---------------------
                                      2006       2005(A)
                                    ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.37      $10.87
Net investment income (loss)(H)         0.22        0.16
Net realized and unrealized gain
(loss) on investments                   1.31        0.46
                                    ---------   ---------
Total from investment operations        1.53        0.62
                                    ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.14)      (0.12)
                                    ---------   ---------
                                       (0.14)      (0.12)
                                    ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.76      $11.37
                                    =========   =========
       TOTAL RETURN (%)(K)             13.58(L)     5.81(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $2           -(N)
Ratio of net expenses to average
net assets (%)                          0.97        0.94(R)
Ratio of gross expenses to average
net assets (%)                          0.97(P)     0.94(R)
Ratio of net investment income
(loss) to average net assets (%)        1.80        1.92(R)
Portfolio turnover (%)                    90         129

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(N)  Less than $500,000.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                            GLOBAL BOND
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005          2004(D)     2003(D)     2002(D)
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $14.37         $16.28         $15.34      $13.79       $11.48
Net investment income (loss)(H)                       0.53           0.44           0.32        0.44         0.40
Net realized and unrealized gain (loss) on
investments                                           0.22          (1.49)          1.21        1.62         1.91
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      0.75          (1.05)          1.53        2.06         2.31
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                               -          (0.73)         (0.59)      (0.51)           -
From net realized gain                               (0.19)         (0.13)             -           -            -
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (0.19)         (0.86)         (0.59)      (0.51)           -
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $14.93         $14.37         $16.28      $15.34       $13.79
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                            5.27(L)(Y)    (6.66)         10.38       15.40        20.12
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $115           $132           $438        $195         $182
Ratio of net expenses to average net assets (%)       0.85(T)        0.86           0.85        0.91         0.92
Ratio of gross expenses to average net assets
(%)                                                   0.85(P)(T)     0.86           0.85        0.91         0.92
Ratio of net investment income (loss) to average
net assets (%)                                        3.61           2.89           2.13        3.10         3.23
Portfolio turnover (%)                                 204            327(X)         174         338          439

                                                                              GLOBAL BOND
                                                  --------------------------------------------------------------------
                                                                               SERIES II
                                                  --------------------------------------------------------------------

                                                                       PERIOD ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                    2006           2005          2004(D)     2003(D)       2002(A)(D)
                                                  ---------      ---------      ---------   ---------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $14.34         $16.20         $15.29      $13.77           $11.36
Net investment income (loss)(H)                       0.50           0.41           0.29        0.39             0.40
Net realized and unrealized gain (loss) on
investments                                           0.22          (1.47)          1.21        1.64             2.01
                                                  ---------      ---------      ---------   ---------      -----------
Total from investment operations                      0.72          (1.06)          1.50        2.03             2.41
                                                  ---------      ---------      ---------   ---------      -----------
LESS DISTRIBUTIONS
From net investment income                               -          (0.67)         (0.59)      (0.51)               -
From net realized gain                               (0.19)         (0.13)             -           -                -
                                                  ---------      ---------      ---------   ---------      -----------
                                                     (0.19)         (0.80)         (0.59)      (0.51)               -
                                                  ---------      ---------      ---------   ---------      -----------
NET ASSET VALUE, END OF PERIOD                      $14.87         $14.34         $16.20      $15.29           $13.77
                                                  =========      =========      =========   =========      ===========
       TOTAL RETURN (%)(K)                            5.07(L)(Y)    (6.77)         10.21       15.25            21.21(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $200           $143           $368         $64              $22
Ratio of net expenses to average net assets (%)       1.05(T)        1.06           1.05        1.11             1.12(R)
Ratio of gross expenses to average net assets
(%)                                                   1.05(P)(T)     1.06           1.05        1.11             1.12(R)
Ratio of net investment income (loss) to average
net assets (%)                                        3.44           2.67           1.93        2.74             3.30(R)
Portfolio turnover (%)                                 204            327(X)         174         338              439

                                                        GLOBAL BOND
                                                  ------------------------
                                                         SERIES NAV
                                                  ------------------------
                                                        PERIOD ENDED
                                                        DECEMBER 31,
                                                  ------------------------
                                                    2006          2005(A)
                                                  ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $14.34          $16.11
Net investment income (loss)(H)                       0.54            0.40
Net realized and unrealized gain (loss) on
investments                                           0.22           (1.26)
                                                  ---------      ---------
Total from investment operations                      0.76           (0.86)
                                                  ---------      ---------
LESS DISTRIBUTIONS
From net investment income                               -           (0.78)
From net realized gain                               (0.19)          (0.13)
                                                  ---------      ---------
                                                     (0.19)          (0.91)
                                                  ---------      ---------
NET ASSET VALUE, END OF PERIOD                      $14.91          $14.34
                                                  =========      =========
       TOTAL RETURN (%)(K)                            5.35(L)(Y)     (5.58)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $733            $520
Ratio of net expenses to average net assets (%)       0.80(T)         0.80(R)
Ratio of gross expenses to average net assets
(%)                                                   0.80(P)(T)      0.80(R)
Ratio of net investment income (loss) to average
net assets (%)                                        3.69            3.16(R)
Portfolio turnover (%)                                 204             327(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(D) As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I and $0.05 for Series II, and the net investment income ratio by 0.51% for Series I and 0.68% for Series II for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of $0.05 for Series I and $0.06 for Series II, and to the net investment income ratio of 0.35% for Series I and 0.41% for Series II for the year ended 12-31-03; and increases to the net investment income per share of less than $0.01 for Series I and $0.03 for Series II, and to the net investment income ratio of 0.03% for Series I and 0.23% for Series II for the year/period ended 12-31-02.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.
(T) Includes interest expense on securities sold short, the ratio is less than 0.01%.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  GLOBAL REAL
                                                     ESTATE
                                                  ------------
                                                   SERIES NAV
                                                  ------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,
                                                    2006(A)
                                                  ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                    $12.50
Net investment income (loss)(H)                           0.16
Net realized and unrealized gain (loss) on
investments                                               2.60
                                                  ------------
Total from investment operations                          2.76
                                                  ------------
NET ASSET VALUE, END OF PERIOD                          $15.26
                                                  ============
       TOTAL RETURN (%)                                  22.08(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $431
Ratio of net expenses to average net assets (%)           1.07(R)
Ratio of gross expenses to average net assets
(%)                                                       1.07(P)(R)
Ratio of net investment income (loss) to average
net assets (%)                                            1.84(R)
Portfolio turnover (%)                                     112(M)

(A)  Series NAV shares began operations on 4-28-06.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                              GROWTH & INCOME
                                                    --------------------------------------------------------------------
                                                                                 SERIES NAV
                                                    --------------------------------------------------------------------
                                                                         PERIOD ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------
                                                      2006             2005(F)        2004(G)    2003(E)(G)     2002(G)
                                                    ---------         ---------      ---------   -----------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $12.90            $12.39         $11.29         $9.22       $11.93
Net investment income (loss)                            0.13(H)           0.11(H)        0.13          0.10         0.08
Net realized and unrealized gain (loss) on
investments                                             1.42              0.98           1.10          2.12        (2.71)
                                                    ---------         ---------      ---------   -----------   ---------
Total from investment operations                        1.55              1.09           1.23          2.22        (2.63)
                                                    ---------         ---------      ---------   -----------   ---------
LESS DISTRIBUTIONS
From net investment income                             (0.07)            (0.02)         (0.13)        (0.09)       (0.08)
From net realized gain                                 (0.75)            (0.56)             -             -            -
From capital paid-in                                       -                 -              -         (0.06)           -
                                                    ---------         ---------      ---------   -----------   ---------
                                                       (0.82)            (0.58)         (0.13)        (0.15)       (0.08)
                                                    ---------         ---------      ---------   -----------   ---------
NET ASSET VALUE, END OF PERIOD                        $13.63            $12.90         $12.39        $11.29        $9.22
                                                    =========         =========      =========   ===========   =========
       TOTAL RETURN (%)(K)                             12.72(L)(Y)        8.98          10.96         24.35       (22.18)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $2,111            $2,180         $2,196        $2,128       $1,762
Ratio of net expenses to average net assets (%)         0.68              0.78           0.76          0.73         0.75
Ratio of gross expenses to average net assets (%)       0.68(P)           0.78           0.76          0.73         0.75
Ratio of net investment income (loss) to average
net assets (%)                                          1.00              0.72           1.10          1.00         0.73
Portfolio turnover (%)                                    75               101             71            92(X)        74

(E)  Certain amounts in 2003 have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former John Hancock Variable Series Trust I ("VST") Growth & Income Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Growth & Income Trust II. Additionally, the accounting and performance history of the former VST Growth & Income Fund Series NAV was redesignated as that of Series NAV shares of Growth & Income Trust II.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(P)  Does not take into consideration expense reductions during period shown.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           HEALTH SCIENCES
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006        2005           2004        2003        2002
                                     ---------   ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $15.97      $15.44         $13.39       $9.83      $13.54
Net investment income (loss)(H)         (0.12)      (0.13)         (0.12)      (0.10)      (0.08)
Net realized and unrealized gain
(loss) on investments                    1.35        1.81           2.17        3.66       (3.60)
                                     ---------   ---------      ---------   ---------   ---------
Total from investment operations         1.23        1.68           2.05        3.56       (3.68)
                                     ---------   ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                  (1.49)      (1.15)             -           -       (0.03)
                                     ---------   ---------      ---------   ---------   ---------
                                        (1.49)      (1.15)             -           -       (0.03)
                                     ---------   ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $15.71      $15.97         $15.44      $13.39       $9.83
                                     =========   =========      =========   =========   =========
       TOTAL RETURN (%)(K)(L)            8.51       12.50          15.31       36.22      (27.24)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $133        $132           $121        $101         $62
Ratio of net expenses to average
net assets (%)                           1.16        1.19           1.18        1.21        1.23
Ratio of gross expenses to average
net assets (%)(P)                        1.19        1.22           1.21        1.23        1.25
Ratio of net investment income
(loss) to average net assets (%)        (0.77)      (0.89)         (0.84)      (0.82)      (0.74)
Portfolio turnover (%)                     52          67(X)          48          44          55

                                                           HEALTH SCIENCES
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006        2005           2004        2003       2002(A)
                                     ---------   ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $15.86      $15.37         $13.36       $9.83       $12.90
Net investment income (loss)(H)         (0.15)      (0.16)         (0.15)      (0.12)       (0.09)
Net realized and unrealized gain
(loss) on investments                    1.34        1.80           2.16        3.65        (2.95)
                                     ---------   ---------      ---------   ---------   ---------
Total from investment operations         1.19        1.64           2.01        3.53        (3.04)
                                     ---------   ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                  (1.49)      (1.15)             -           -        (0.03)
                                     ---------   ---------      ---------   ---------   ---------
                                        (1.49)      (1.15)             -           -        (0.03)
                                     ---------   ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $15.56      $15.86         $15.37      $13.36        $9.83
                                     =========   =========      =========   =========   =========
       TOTAL RETURN (%)(K)(L)            8.30       12.28          15.04       35.91       (23.63)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $81         $85            $78         $54          $16
Ratio of net expenses to average
net assets (%)                           1.36        1.39           1.38        1.41         1.43(R)
Ratio of gross expenses to average
net assets (%)(P)                        1.39        1.42           1.41        1.43         1.45(R)
Ratio of net investment income
(loss) to average net assets (%)        (0.97)      (1.09)         (1.04)      (1.04)       (1.02)(R)
Portfolio turnover (%)                     52          67(X)          48          44           55

                                           HEALTH
                                          SCIENCES
                                    ---------------------
                                         SERIES NAV
                                    ---------------------
                                        PERIOD ENDED
                                        DECEMBER 31,
                                    ---------------------
                                      2006       2005(A)
                                    ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $15.98      $12.99
Net investment income (loss)(H)        (0.11)      (0.08)
Net realized and unrealized gain
(loss) on investments                   1.34        3.07
                                    ---------   ---------
Total from investment operations        1.23        2.99
                                    ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                 (1.49)          -
                                    ---------   ---------
                                       (1.49)          -
                                    ---------   ---------
NET ASSET VALUE, END OF PERIOD        $15.72      $15.98
                                    =========   =========
       TOTAL RETURN (%)(K)(L)           8.50       23.02(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $30         $29
Ratio of net expenses to average
net assets (%)                          1.11        1.12(R)
Ratio of gross expenses to average
net assets (%)(P)                       1.14        1.15(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.72)      (0.81)(R)
Portfolio turnover (%)                    52          67(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                               HIGH INCOME
                                              --------------
                                                SERIES NAV
                                              --------------
                                               PERIOD ENDED
                                               DECEMBER 31,
                                              --------------
                                                 2006(A)
                                              --------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.50
Net investment income (loss)(H)                        0.60
Net realized and unrealized gain (loss) on
investments                                            1.14
                                              --------------
Total from investment operations                       1.74
                                              --------------
LESS DISTRIBUTIONS
                                              --------------
NET ASSET VALUE, END OF PERIOD                       $14.24
                                              ==============
       TOTAL RETURN (%)                               13.92(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $347
Ratio of net expenses to average net assets
(%)                                                    0.74(R)
Ratio of gross expenses to average net
assets (%)                                             0.74(P)(R)
Ratio of net investment income (loss) to
average net assets (%)                                 6.87(R)
Portfolio turnover (%)                                   81(M)

(A)  Series NAV shares began operations on 4-28-06.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                      HIGH YIELD
                                            ---------------------------------------------------------------
                                                                       SERIES I
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003        2002
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $10.32         $10.51          $9.95       $8.50       $9.88
Net investment income (loss)(H)                 0.77           0.76           0.72        0.69        0.75
Net realized and unrealized gain (loss) on
investments                                     0.25          (0.40)          0.33        1.28       (1.37)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                1.02           0.36           1.05        1.97       (0.62)
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.68)         (0.55)         (0.49)      (0.52)      (0.76)
                                            ---------      ---------      ---------   ---------   ---------
                                               (0.68)         (0.55)         (0.49)      (0.52)      (0.76)
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $10.66         $10.32         $10.51       $9.95       $8.50
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     10.37(L)(Y)     3.70          11.06       24.15       (6.65)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $154           $179           $755        $621        $337
Ratio of net expenses to average net
assets (%)                                      0.76           0.78           0.80        0.82        0.84
Ratio of gross expenses to average net
assets (%)                                      0.76(P)        0.78           0.80        0.82        0.84
Ratio of net investment income (loss) to
average net assets (%)                          7.53           7.41           7.28        7.56        8.55
Portfolio turnover (%)                            90             92(X)          69          75          53

                                                                      HIGH YIELD
                                            ---------------------------------------------------------------
                                                                       SERIES II
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003       2002(A)
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $10.35         $10.45          $9.91       $8.49        $9.95
Net investment income (loss)(H)                 0.75           0.74           0.69        0.68         0.47
Net realized and unrealized gain (loss) on
investments                                     0.26          (0.39)          0.34        1.27        (1.17)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                1.01           0.35           1.03        1.95        (0.70)
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.66)         (0.45)         (0.49)      (0.53)       (0.76)
                                            ---------      ---------      ---------   ---------   ---------
                                               (0.66)         (0.45)         (0.49)      (0.53)       (0.76)
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $10.70         $10.35         $10.45       $9.91        $8.49
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     10.24(L)(Y)     3.56          10.85       23.91        (7.42)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $101           $109           $691        $296          $50
Ratio of net expenses to average net
assets (%)                                      0.96           0.98           1.00        1.02         1.04(R)
Ratio of gross expenses to average net
assets (%)                                      0.96(P)        0.98           1.00        1.02         1.04(R)
Ratio of net investment income (loss) to
average net assets (%)                          7.33           7.13           6.99        7.38         6.18(R)
Portfolio turnover (%)                            90             92(X)          69          75           53

                                                   HIGH YIELD
                                            ------------------------
                                                   SERIES NAV
                                            ------------------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,
                                            ------------------------
                                              2006          2005(A)
                                            ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $10.29         $10.63
Net investment income (loss)(H)                 0.77           0.64
Net realized and unrealized gain (loss) on
investments                                     0.25          (0.38)
                                            ---------      ---------
Total from investment operations                1.02           0.26
                                            ---------      ---------
LESS DISTRIBUTIONS
From net investment income                     (0.68)         (0.60)
                                            ---------      ---------
                                               (0.68)         (0.60)
                                            ---------      ---------
NET ASSET VALUE, END OF PERIOD                $10.63         $10.29
                                            =========      =========
       TOTAL RETURN (%)(K)                     10.46(L)(Y)     2.70(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,526         $1,349
Ratio of net expenses to average net
assets (%)                                      0.71           0.72(R)
Ratio of gross expenses to average net
assets (%)                                      0.71(P)        0.72(R)
Ratio of net investment income (loss) to
average net assets (%)                          7.57           7.58(R)
Portfolio turnover (%)                            90             92(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            INCOME & VALUE
                                    ---------------------------------------------------------------
                                                               SERIES I
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004           2003        2002
                                    ---------      ---------   ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.37         $10.99      $10.35          $8.36      $10.13
Net investment income (loss)(H)         0.23           0.18        0.16           0.13        0.17
Net realized and unrealized gain
(loss) on investments                   0.74           0.38        0.62           2.04       (1.76)
                                    ---------      ---------   ---------      ---------   ---------
Total from investment operations        0.97           0.56        0.78           2.17       (1.59)
                                    ---------      ---------   ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.23)         (0.18)      (0.14)         (0.18)      (0.18)
                                    ---------      ---------   ---------      ---------   ---------
                                       (0.23)         (0.18)      (0.14)         (0.18)      (0.18)
                                    ---------      ---------   ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.11         $11.37      $10.99         $10.35       $8.36
                                    =========      =========   =========      =========   =========
       TOTAL RETURN (%)(K)              8.66(L)        5.22        7.64          26.48      (15.93)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $483           $525        $629           $522        $449
Ratio of net expenses to average
net assets (%)                          0.91           0.90        0.88(T)        0.87        0.88
Ratio of gross expenses to average
net assets (%)                          0.91(P)        0.90        0.88(T)        0.87        0.88
Ratio of net investment income
(loss) to average net assets (%)        1.94           1.70        1.53           1.45        1.90
Portfolio turnover (%)                    62             54          83(X)          91          61

                                                            INCOME & VALUE
                                    ---------------------------------------------------------------
                                                               SERIES II
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004           2003       2002(A)
                                    ---------      ---------   ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.30         $10.93      $10.31          $8.35       $10.01
Net investment income (loss)(H)         0.20           0.16        0.14           0.11         0.12
Net realized and unrealized gain
(loss) on investments                   0.74           0.37        0.62           2.04        (1.60)
                                    ---------      ---------   ---------      ---------   ---------
Total from investment operations        0.94           0.53        0.76           2.15        (1.48)
                                    ---------      ---------   ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.21)         (0.16)      (0.14)         (0.19)       (0.18)
                                    ---------      ---------   ---------      ---------   ---------
                                       (0.21)         (0.16)      (0.14)         (0.19)       (0.18)
                                    ---------      ---------   ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.03         $11.30      $10.93         $10.31        $8.35
                                    =========      =========   =========      =========   =========
       TOTAL RETURN (%)(K)              8.42(L)        4.98        7.42          26.29       (15.02)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $102           $110        $126            $81          $23
Ratio of net expenses to average
net assets (%)                          1.11           1.10        1.08(T)        1.07         1.08(R)
Ratio of gross expenses to average
net assets (%)                          1.11(P)        1.10        1.08(T)        1.07         1.08(R)
Ratio of net investment income
(loss) to average net assets (%)        1.74           1.50        1.32           1.19         1.55(R)
Portfolio turnover (%)                    62             54          83(X)          91           61

                                         INCOME & VALUE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.37         $10.44
Net investment income (loss)(H)         0.23           0.13
Net realized and unrealized gain
(loss) on investments                   0.75           0.80
                                    ---------      ---------
Total from investment operations        0.98           0.93
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.23)             -
                                    ---------      ---------
                                       (0.23)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $12.12         $11.37
                                    =========      =========
       TOTAL RETURN (%)(K)              8.78(L)        8.91(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $2             $1
Ratio of net expenses to average
net assets (%)                          0.86           0.87(R)
Ratio of gross expenses to average
net assets (%)                          0.86(P)        0.87(R)
Ratio of net investment income
(loss) to average net assets (%)        2.00           1.70(R)
Portfolio turnover (%)                    62             54

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(T) The ratios of operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             500 INDEX
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003        2002
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $10.80         $10.52       $9.63       $7.60       $9.81
Net investment income (loss)(H)         0.16           0.14        0.14        0.10        0.09
Net realized and unrealized gain
(loss) on investments                   1.48           0.30        0.84        2.01       (2.30)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.64           0.44        0.98        2.11       (2.21)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.11)         (0.16)      (0.09)      (0.08)          -(J)
                                    ---------      ---------   ---------   ---------   ---------
                                       (0.11)         (0.16)      (0.09)      (0.08)          -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.33         $10.80      $10.52       $9.63       $7.60
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             15.26(L)        4.29       10.26       28.01      (22.53)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                             $1,323         $1,097      $1,115        $980        $678
Ratio of net expenses to average
net assets (%)                          0.54           0.56        0.56        0.57        0.57
Ratio of gross expenses to average
net assets (%)                          0.54(P)        0.56        0.56        0.57        0.57
Ratio of net investment income
(loss) to average net assets (%)        1.44           1.31        1.47        1.22        1.05
Portfolio turnover (%)                    15             11           4           1           6

                                                             500 INDEX
                                    ------------------------------------------------------------
                                                             SERIES II
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003       2002(A)
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $10.74         $10.46       $9.59       $7.59        $9.68
Net investment income (loss)(H)         0.14           0.11        0.13        0.09         0.08
Net realized and unrealized gain
(loss) on investments                   1.47           0.31        0.82        1.99        (2.17)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.61           0.42        0.95        2.08        (2.09)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.09)         (0.14)      (0.08)      (0.08)           -(J)
                                    ---------      ---------   ---------   ---------   ---------
                                       (0.09)         (0.14)      (0.08)      (0.08)           -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.26         $10.74      $10.46       $9.59        $7.59
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             15.06(L)        4.12       10.00       27.76       (21.59)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $114           $129        $146        $116          $38
Ratio of net expenses to average
net assets (%)                          0.74           0.76        0.76        0.77         0.77(R)
Ratio of gross expenses to average
net assets (%)                          0.74(P)        0.76        0.76        0.77         0.77(R)
Ratio of net investment income
(loss) to average net assets (%)        1.23           1.11        1.29        1.02         1.12(R)
Portfolio turnover (%)                    15             11           4           1            6

                                           500 INDEX
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $10.80         $10.28
Net investment income (loss)(H)         0.15           0.03
Net realized and unrealized gain
(loss) on investments                   1.32           0.49
                                    ---------      ---------
Total from investment operations        1.47           0.52
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.11)             -
                                    ---------      ---------
                                       (0.11)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $12.16         $10.80
                                    =========      =========
       TOTAL RETURN (%)(K)             13.70(L)        5.06(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $38           $256
Ratio of net expenses to average
net assets (%)                          0.51           0.52(R)
Ratio of gross expenses to average
net assets (%)                          0.52(P)        0.52(R)
Ratio of net investment income
(loss) to average net assets (%)        1.35           1.80(R)
Portfolio turnover (%)                    15             11

(A) Series II and Series NAV shares began operations on 1-28-02 and 10-27-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                             500 INDEX B
                                                  -----------------------------------------------------------------
                                                                             SERIES NAV
                                                  -----------------------------------------------------------------
                                                                      PERIOD ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    2006           2005(F)        2004(G)    2003(E)(G)    2002(G)
                                                  ---------       ---------      ---------   ----------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $15.87          $15.42         $14.18       $11.36       $14.85
Net investment income (loss)                          0.29(H)         0.25(H)        0.27         0.20         0.16
Net realized and unrealized gain (loss) on
investments                                           2.16            0.46           1.23         3.00        (3.48)
                                                  ---------       ---------      ---------   ----------   ---------
Total from investment operations                      2.45            0.71           1.50         3.20        (3.32)
                                                  ---------       ---------      ---------   ----------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.19)          (0.07)         (0.26)       (0.37)       (0.11)
From net realized gain                                   -           (0.19)             -            -        (0.06)
From capital paid-in                                     -               -              -        (0.01)           -
                                                  ---------       ---------      ---------   ----------   ---------
                                                     (0.19)          (0.26)         (0.26)       (0.38)       (0.17)
                                                  ---------       ---------      ---------   ----------   ---------
NET ASSET VALUE, END OF PERIOD                      $18.13          $15.87         $15.42       $14.18       $11.36
                                                  =========       =========      =========   ==========   =========
       TOTAL RETURN (%)(K)                           15.56(L)(Y)      4.65(L)       10.70        28.42       (22.31)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $1,160          $1,110           $842         $682         $466
Ratio of net expenses to average net assets (%)       0.25            0.24           0.22         0.21         0.23
Ratio of gross expenses to average net assets
(%)                                                   0.49(P)         0.43(P)        0.22         0.21         0.23
Ratio of net investment income (loss) to average
net assets (%)                                        1.72            1.65           1.85         1.59         1.39
Portfolio turnover (%)                                   6              13(X)          14            5           11

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust I ("VST") Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index Trust B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index B.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the period shown.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                        INDEX
                                      ALLOCATION
                                    --------------
                                      SERIES II
                                    --------------
                                     PERIOD ENDED
                                     DECEMBER 31,
                                    --------------
                                       2006(A)
                                    --------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                     $12.50
Net investment income (loss)(H)(V)           0.28
Net realized and unrealized gain
(loss) on investments                        0.89
                                    --------------
Total from investment operations             1.17
                                    --------------
LESS DISTRIBUTIONS
From net investment income                  (0.19)
From net realized gain                      (0.10)
From capital paid-in                        (0.01)
                                    --------------
                                            (0.30)
                                    --------------
NET ASSET VALUE, END OF PERIOD             $13.37
                                    ==============
       TOTAL RETURN (%)(K)                   9.50(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                    $109
Ratio of net expenses to average
net assets (%)(Q)                            0.27(R)
Ratio of gross expenses to average
net assets (%)(Q)                            0.39(P)(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                       2.41(R)
Portfolio turnover (%)                          3(M)

(A)  Series II shares began operation on 2-10-06.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.

(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         INTERNATIONAL CORE
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003        2002
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.78         $11.11       $9.69       $7.48       $9.59
Net investment income (loss)(H)         0.28           0.12        0.12        0.08        0.07
Net realized and unrealized gain
(loss) on investments                   2.79           1.64        1.38        2.17       (2.14)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        3.07           1.76        1.50        2.25       (2.07)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.08)         (0.09)      (0.08)      (0.04)      (0.04)
From net realized gain                 (0.61)             -           -           -           -
                                    ---------      ---------   ---------   ---------   ---------
                                       (0.69)         (0.09)      (0.08)      (0.04)      (0.04)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $15.16         $12.78      $11.11       $9.69       $7.48
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             24.69(L)       15.94       15.59       30.27      (21.69)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $141           $134        $366        $289        $247
Ratio of net expenses to average
net assets (%)                          1.04           1.19        1.16        1.17        1.17
Ratio of gross expenses to average
net assets (%)                          1.04(P)        1.19        1.16        1.17        1.18(P)
Ratio of net investment income
(loss) to average net assets (%)        2.01           1.03        1.18        1.07        0.77
Portfolio turnover (%)                    39            147          76         159          78

                                                         INTERNATIONAL CORE
                                    ------------------------------------------------------------
                                                             SERIES II
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003       2002(A)
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.82         $11.08       $9.68       $7.48        $9.92
Net investment income (loss)(H)         0.24           0.01        0.10        0.05        (0.01)
Net realized and unrealized gain
(loss) on investments                   2.82           1.73        1.38        2.20        (2.39)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        3.06           1.74        1.48        2.25        (2.40)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.06)             -       (0.08)      (0.05)       (0.04)
From net realized gain                 (0.61)             -           -           -            -
                                    ---------      ---------   ---------   ---------   ---------
                                       (0.67)             -       (0.08)      (0.05)       (0.04)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $15.21         $12.82      $11.08       $9.68        $7.48
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             24.54(L)       15.70       15.35       30.26       (24.29)(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $46            $33        $253        $100          $33
Ratio of net expenses to average
net assets (%)                          1.24           1.36        1.36        1.37         1.37(R)
Ratio of gross expenses to average
net assets (%)                          1.24(P)        1.36        1.36        1.37         1.38(P)(R)
Ratio of net investment income
(loss) to average net assets (%)        1.76           0.05        0.99        0.65        (0.20)(R)
Portfolio turnover (%)                    39            147          76         159           78

                                         INTERNATIONAL
                                              CORE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.76         $11.44
Net investment income (loss)(H)         0.27           0.17
Net realized and unrealized gain
(loss) on investments                   2.80           1.27
                                    ---------      ---------
Total from investment operations        3.07           1.44
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.08)         (0.12)
From net realized gain                 (0.61)             -
                                    ---------      ---------
                                       (0.69)         (0.12)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $15.14         $12.76
                                    =========      =========
       TOTAL RETURN (%)(K)             24.73(L)       12.78(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                             $1,160           $702
Ratio of net expenses to average
net assets (%)                          0.99           1.19(R)
Ratio of gross expenses to average
net assets (%)                          0.99(P)        1.19(R)
Ratio of net investment income
(loss) to average net assets (%)        1.95           1.72(R)
Portfolio turnover (%)                    39            147

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    INTERNATIONAL EQUITY INDEX A
                                                  -----------------------------------------------------------------
                                                                              SERIES I
                                                  -----------------------------------------------------------------
                                                                                     PERIOD ENDED      PERIOD ENDED
                                                  PERIOD ENDED DECEMBER 31,           APRIL 29,        DECEMBER 31,
                                                  --------------------------         ------------      ------------
                                                    2006         2005(C)(F)           2005(B)(F)        2004(A)(G)
                                                  ---------      -----------         ------------      ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $17.09           $14.42               $16.33            $13.89
Net investment income (loss)                          0.42(H)          0.19(H)              0.14(H)           0.13
Net realized and unrealized gain (loss) on
investments                                           3.97             2.48                (0.46)             2.41
                                                  ---------      -----------         ------------      ------------
Total from investment operations                      4.39             2.67                (0.32)             2.54
                                                  ---------      -----------         ------------      ------------
LESS DISTRIBUTIONS
From net investment income                           (0.15)               -                (0.15)            (0.10)
From net realized gain                               (0.15)               -                (1.44)                -
                                                  ---------      -----------         ------------      ------------
                                                     (0.30)               -                (1.59)            (0.10)
                                                  ---------      -----------         ------------      ------------
NET ASSET VALUE, END OF PERIOD                      $21.18           $17.09               $14.42            $16.33
                                                  =========      ===========         ============      ============
       TOTAL RETURN (%)(K)                           25.93(L)         18.52(L)(M)          (1.97)(M)         18.45(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $239             $121                  $90               $77
Ratio of net expenses to average net assets (%)       0.60             0.64(R)              0.64(R)           0.72(R)
Ratio of gross expenses to average net assets
(%)                                                   0.60(P)          0.79(P)(R)           0.64(R)           0.72(R)
Ratio of net investment income (loss) to average
net assets (%)                                        2.24             1.78(R)             $2.71(R)           1.40(R)
Portfolio turnover (%)                                   9                7(M)                 9(M)             20(M)(X)

                                                                    INTERNATIONAL EQUITY INDEX A
                                                  ----------------------------------------------------------------
                                                                             SERIES II
                                                  ----------------------------------------------------------------
                                                                                    PERIOD ENDED      PERIOD ENDED
                                                   PERIOD ENDED DECEMBER 31,         APRIL 29,        DECEMBER 31,
                                                  ----------------------------      ------------      ------------
                                                     2006          2005(C)(F)        2005(B)(F)        2004(A)(G)
                                                  -----------      -----------      ------------      ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $17.06           $14.41            $16.31            $13.89
Net investment income (loss)(H)                         0.40(H)          0.17(H)           0.13(H)           0.12
Net realized and unrealized gain (loss) on
investments                                             3.95             2.48             (0.46)             2.40
                                                  -----------      -----------      ------------      ------------
Total from investment operations                        4.35             2.65             (0.33)             2.52
                                                  -----------      -----------      ------------      ------------
LESS DISTRIBUTIONS
From net investment income                             (0.12)               -              0.13             (0.10)
From net realized gain                                 (0.15)               -             (1.44)                -
                                                  -----------      -----------      ------------      ------------
                                                       (0.27)               -             (1.57)            (0.10)
                                                  -----------      -----------      ------------      ------------
NET ASSET VALUE, END OF PERIOD                        $21.14           $17.06            $14.41            $16.31
                                                  ===========      ===========      ============      ============
       TOTAL RETURN (%)(K)                             25.70(L)         18.39(L)(M)       (2.03)(M)         18.29(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $44              $34               $27               $26
Ratio of net expenses to average net assets (%)         0.80             0.84(R)           0.84(R)           0.91(R)
Ratio of gross expenses to average net assets
(%)                                                     0.80(P)          0.98(P)(R)        0.84(R)           0.91(P)(R)
Ratio of net investment income (loss) to average
net assets (%)                                          2.11             1.59(R)           2.46(R)           1.04(R)
Portfolio turnover (%)                                     9                7(M)              9(M)             20(M)(X)

                                                  INTERNATIONAL EQUITY INDEX A
                                                  ------------
                                                   SERIES NAV
                                                  ------------
                                                  PERIOD ENDED
                                                  DECEMBER 31,
                                                  ------------
                                                      2006
                                                  ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $17.95
Net investment income (loss)(H)                          0.32
Net realized and unrealized gain (loss) on
investments                                              3.20
                                                  ------------
Total from investment operations                         3.52
                                                  ------------
LESS DISTRIBUTIONS
From net investment income                              (0.16)
From net realized gain                                  (0.15)
                                                  ------------
                                                        (0.31)
                                                  ------------
NET ASSET VALUE, END OF PERIOD                         $21.16
                                                  ============
       TOTAL RETURN (%)(K)                              19.83(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $16
Ratio of net expenses to average net assets (%)          0.55(R)
Ratio of gross expenses to average net assets
(%)                                                      0.55(P)(R)
Ratio of net investment income (loss) to average
net assets (%)                                           1.84(R)
Portfolio turnover (%)                                      9(M)

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-10-06, respectively.
(B)  Period from 1-1-05 to 4-29-05.
(C)  Period from 4-30-05 to 12-31-05.
(F) Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust Reorganized into a separate portfolio of John Hancock Trust: International Equity Index A. See note 1 to the financial statements.
(G)  Audited by previous auditors.
(H)  Based on the average of the shares outstanding.
(K) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    INTERNATIONAL EQUITY INDEX B
                                                  -----------------------------------------------------------------
                                                                             SERIES NAV
                                                  -----------------------------------------------------------------
                                                                      PERIOD ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    2006          2005(F)        2004(G)    2003(E)(G)     2002(G)
                                                  ---------      ---------      ---------   -----------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $16.99         $16.25         $13.82        $10.05       $12.07
Net investment income (loss)                          0.47(H)        0.33(H)        0.31          0.24         0.21
Net realized and unrealized gain (loss) on
investments                                           4.14           2.05           2.44          3.91        (2.02)
                                                  ---------      ---------      ---------   -----------   ---------
Total from investment operations                      4.61           2.38           2.75          4.15        (1.81)
                                                  ---------      ---------      ---------   -----------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.16)         (0.20)         (0.32)        (0.34)       (0.21)
From net realized gain                               (0.16)         (1.44)             -             -            -
From capital paid-in                                     -              -              -         (0.04)           -
                                                  ---------      ---------      ---------   -----------   ---------
                                                     (0.32)         (1.64)         (0.32)        (0.38)       (0.21)
                                                  ---------      ---------      ---------   -----------   ---------
NET ASSET VALUE, END OF PERIOD                      $21.28         $16.99         $16.25        $13.82       $10.05
                                                  =========      =========      =========   ===========   =========
       TOTAL RETURN (%)(K)(L)                        27.41(Y)       16.56          20.24         41.99       (15.18)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $425           $418           $200          $159          $99
Ratio of net expenses to average net assets (%)       0.34           0.34           0.30          0.27         0.28
Ratio of gross expenses to average net assets
(%)(P)                                                0.57           0.61           0.38          0.42         0.46
Ratio of net investment income (loss) to average
net assets (%)                                        2.48           2.56           2.13          2.13         1.85
Portfolio turnover (%)                                  20              9             20            38           18

(E)  Certain amounts have been reclassified to permit comparison.
(F) The financial highlights for the year ended 12-31-05 take into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05. See Note 1 of the financial statements.
(G)  Audited by previous auditors.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the period shown.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund of $2,611,555. Excluding this payment, the total return would have been 26.63%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL OPPORTUNITIES
                                                  --------------------------------------------------------------
                                                            SERIES I                         SERIES II
                                                  ----------------------------      ----------------------------
                                                   PERIOD ENDED DECEMBER 31,         PERIOD ENDED DECEMBER 31,
                                                  ----------------------------      ----------------------------
                                                     2006            2005(A)           2006            2005(A)
                                                  -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $15.53           $12.50           $15.51           $12.50
Net investment income (loss)(H)                         0.12             0.02             0.07             0.03
Net realized and unrealized gain (loss) on
investments                                             3.47             3.01             3.53             2.98
                                                  -----------      -----------      -----------      -----------
Total from investment operations                        3.59             3.03             3.60             3.01
                                                  -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
From net investment income                             (0.10)               -            (0.07)               -
From net realized gain                                 (0.87)               -            (0.87)               -
                                                  -----------      -----------      -----------      -----------
                                                       (0.97)               -            (0.94)               -
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                        $18.15           $15.53           $18.17           $15.51
                                                  ===========      ===========      ===========      ===========
       TOTAL RETURN (%)(K)                             23.83(L)         24.24(M)         23.90(L)         24.08(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $6                -(N)           $44              $13
Ratio of net expenses to average net assets (%)         1.07             1.19(R)          1.25             1.42(R)
Ratio of gross expenses to average net assets
(%)                                                     1.07(P)          1.19(R)          1.25(P)          1.42(R)
Ratio of net investment income (loss) to average
net assets (%)                                          0.74             0.22(R)          0.43             0.25(R)
Portfolio turnover (%)                                   102              101(M)           102              101(M)

                                                  INTERNATIONAL OPPORTUNITIES
                                                  ----------------------------
                                                           SERIES NAV
                                                  ----------------------------
                                                   PERIOD ENDED DECEMBER 31,
                                                  ----------------------------
                                                     2006            2005(A)
                                                  -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $15.54            $12.50
Net investment income (loss)(H)                         0.11              0.14
Net realized and unrealized gain (loss) on
investments                                             3.50              2.90
                                                  -----------      -----------
Total from investment operations                        3.61              3.04
                                                  -----------      -----------
LESS DISTRIBUTIONS
From net investment income                             (0.11)                -
From net realized gain                                 (0.87)                -
                                                  -----------      -----------
                                                       (0.98)                -
                                                  -----------      -----------
NET ASSET VALUE, END OF PERIOD                        $18.17            $15.54
                                                  ===========      ===========
       TOTAL RETURN (%)(K)                             23.96(L)          24.32(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $666              $332
Ratio of net expenses to average net assets (%)         1.00              1.11(R)
Ratio of gross expenses to average net assets
(%)                                                     1.00(P)           1.11(R)
Ratio of net investment income (loss) to average
net assets (%)                                          0.66              1.48(R)
Portfolio turnover (%)                                   102               101(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       INTERNATIONAL SMALL CAP
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $19.29         $17.63      $14.56       $9.41      $11.30
Net investment income (loss)(H)          0.31           0.23        0.22        0.08       (0.04)
Net realized and unrealized gain
(loss) on investments                    4.93           1.59        2.87        5.07       (1.85)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         5.24           1.82        3.09        5.15       (1.89)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.23)         (0.16)      (0.02)          -           -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.23)         (0.16)      (0.02)          -           -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $24.30         $19.29      $17.63      $14.56       $9.41
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              27.34(L)       10.39       21.23       54.73      (16.73)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $156           $139        $309        $246        $100
Ratio of net expenses to average
net assets (%)                           1.16           1.22        1.24        1.32        1.57
Ratio of gross expenses to average
net assets (%)                           1.16(P)        1.22        1.24        1.32        1.57
Ratio of net investment income
(loss) to average net assets (%)         1.45           1.31        1.44        0.66       (0.40)
Portfolio turnover (%)                     41             47          32         140         501

                                                       INTERNATIONAL SMALL CAP
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $19.31         $17.58      $14.54       $9.41       $11.35
Net investment income (loss)(H)          0.27           0.15        0.17        0.05        (0.07)
Net realized and unrealized gain
(loss) on investments                    4.97           1.62        2.89        5.08        (1.87)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         5.24           1.77        3.06        5.13        (1.94)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.20)         (0.04)      (0.02)          -            -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.20)         (0.04)      (0.02)          -            -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $24.35         $19.31      $17.58      $14.54        $9.41
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              27.29(L)       10.10       21.03       54.42       (17.09)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $59            $47        $187         $74           $5
Ratio of net expenses to average
net assets (%)                           1.36           1.41        1.44        1.52         1.77(R)
Ratio of gross expenses to average
net assets (%)                           1.36(P)        1.41        1.44        1.52         1.77(R)
Ratio of net investment income
(loss) to average net assets (%)         1.28           0.83        1.10        0.41        (0.73)(R)
Portfolio turnover (%)                     41             47          32         140          501

                                         INTERNATIONAL
                                           SMALL CAP
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $19.25         $18.52
Net investment income (loss)(H)         0.30           0.23
Net realized and unrealized gain
(loss) on investments                   4.95           0.70
                                    ---------      ---------
Total from investment operations        5.25           0.93
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.24)         (0.20)
                                    ---------      ---------
                                       (0.24)         (0.20)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $24.26         $19.25
                                    =========      =========
       TOTAL RETURN (%)(K)             27.46(L)        5.11(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $413           $381
Ratio of net expenses to average
net assets (%)                          1.11           1.16(R)
Ratio of gross expenses to average
net assets (%)                          1.11(P)        1.16(R)
Ratio of net investment income
(loss) to average net assets (%)        1.38           1.52(R)
Portfolio turnover (%)                    41             47

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         INTERNATIONAL
                                                             SMALL
                                                            COMPANY
                                                         --------------
                                                           SERIES NAV
                                                         --------------
                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                         --------------
                                                            2006(A)
                                                         --------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.50
Net investment income (loss)(H)                                   0.08
Net realized and unrealized gain (loss) on investments            0.66
                                                         --------------
Total from investment operations                                  0.74
                                                         --------------
NET ASSET VALUE, END OF PERIOD                                  $13.24
                                                         ==============
       TOTAL RETURN (%)(L)                                        5.92(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $235
Ratio of net expenses to average net assets (%)                   1.12(R)
Ratio of gross expenses to average net assets (%)(P)              1.12(R)
Ratio of net investment income (loss) to average net
assets (%)                                                        0.96(R)
Portfolio turnover (%)                                              51(M)

(A)  Series NAV shares began operations on 4-28-06.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                 INTERNATIONAL VALUE
                                        ---------------------------------------------------------------------
                                                                      SERIES I
                                        ---------------------------------------------------------------------
                                                              PERIOD ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------
                                          2006           2005           2004           2003           2002
                                        ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD      $15.99         $14.80         $12.33          $8.60         $10.54
Net investment income (loss)(H)             0.46           0.33           0.21           0.21           0.14
Net realized and unrealized gain
(loss) on investments                       4.05           1.20           2.42           3.60          (2.01)
                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations            4.51           1.53           2.63           3.81          (1.87)
                                        ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                 (0.33)         (0.15)         (0.16)         (0.08)         (0.07)
From net realized gain                     (0.79)         (0.19)             -              -              -
                                        ---------      ---------      ---------      ---------      ---------
                                           (1.12)         (0.34)         (0.16)         (0.08)         (0.07)
                                        ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD            $19.38         $15.99         $14.80         $12.33          $8.60
                                        =========      =========      =========      =========      =========
       TOTAL RETURN (%)(K)                 29.59(L)       10.54(L)       21.54(L)       44.86(L)      (17.84)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                   $453           $404           $462           $267           $229
Ratio of net expenses to average net
assets (%)                                  0.97           1.02           1.00           1.12           1.12
Ratio of gross expenses to average net
assets (%)                                  0.98(P)        1.06(P)        1.07(P)        1.13(P)        1.12
Ratio of net investment income (loss)
to average net assets (%)                   2.67           2.23           1.64           2.18           1.45
Portfolio turnover (%)                        38             76(X)          29             51             26

                                                                 INTERNATIONAL VALUE
                                        ---------------------------------------------------------------------
                                                                      SERIES II
                                        ---------------------------------------------------------------------
                                                              PERIOD ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------
                                          2006           2005           2004           2003          2002(A)
                                        ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD      $15.94         $14.74         $12.29          $8.60          $10.31
Net investment income (loss)(H)             0.42           0.27           0.19           0.18            0.01
Net realized and unrealized gain
(loss) on investments                       4.03           1.22           2.41           3.60           (1.65)
                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations            4.45           1.49           2.60           3.78           (1.64)
                                        ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                 (0.30)         (0.10)         (0.15)         (0.09)          (0.07)
From net realized gain                     (0.79)         (0.19)             -              -               -
                                        ---------      ---------      ---------      ---------      ---------
                                           (1.09)         (0.29)         (0.15)         (0.09)          (0.07)
                                        ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD            $19.30         $15.94         $14.74         $12.29           $8.60
                                        =========      =========      =========      =========      =========
       TOTAL RETURN (%)(K)                 29.27(L)       10.31(L)       21.37(L)       44.52(L)       (16.00)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                   $252           $213           $371           $138             $50
Ratio of net expenses to average net
assets (%)                                  1.17           1.22           1.20           1.32            1.32(R)
Ratio of gross expenses to average net
assets (%)                                  1.18(P)        1.26(P)        1.27(P)        1.33(P)         1.32(R)
Ratio of net investment income (loss)
to average net assets (%)                   2.46           1.80           1.50           1.78            0.09(R)
Portfolio turnover (%)                        38             76(X)          29             51              26

                                                INTERNATIONAL
                                                    VALUE
                                            ---------------------
                                                 SERIES NAV
                                            ---------------------
                                                PERIOD ENDED
                                                DECEMBER 31,
                                            ---------------------
                                              2006       2005(A)
                                            ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $15.94      $15.29
Net investment income (loss)(H)                 0.46        0.34
Net realized and unrealized gain (loss) on
investments                                     4.04        0.68
                                            ---------   ---------
Total from investment operations                4.50        1.02
                                            ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.34)      (0.18)
From net realized gain                         (0.79)      (0.19)
                                            ---------   ---------
                                               (1.13)      (0.37)
                                            ---------   ---------
NET ASSET VALUE, END OF PERIOD                $19.31      $15.94
                                            =========   =========
       TOTAL RETURN (%)(K)(L)                  29.61        6.87(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $921        $682
Ratio of net expenses to average net
assets (%)                                      0.92        0.97(R)
Ratio of gross expenses to average net
assets (%)(P)                                   0.93        1.01(R)
Ratio of net investment income (loss) to
average net assets (%)                          2.67        2.65(R)
Portfolio turnover (%)                            38          76(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       INVESTMENT QUALITY BOND
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.98         $12.41      $12.58      $12.33      $11.85
Net investment income (loss)(H)          0.55           0.61        0.61        0.61        0.67
Net realized and unrealized gain
(loss) on investments                   (0.16)         (0.34)      (0.03)       0.26        0.45
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.39           0.27        0.58        0.87        1.12
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.71)         (0.70)      (0.75)      (0.62)      (0.64)
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.71)         (0.70)      (0.75)      (0.62)      (0.64)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $11.66         $11.98      $12.41      $12.58      $12.33
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               3.57(L)        2.26        4.81        7.32        9.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $183           $227        $362        $399        $469
Ratio of net expenses to average
net assets (%)                           0.72           0.74        0.74        0.75        0.74
Ratio of gross expenses to average
net assets (%)                           0.72(P)        0.74        0.74        0.75        0.74
Ratio of net investment income
(loss) to average net assets (%)         4.79           5.08        4.94        4.93        5.71
Portfolio turnover (%)                     28             30          23          59          46

                                                       INVESTMENT QUALITY BOND
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.96         $12.37      $12.55      $12.32       $11.94
Net investment income (loss)(H)          0.53           0.59        0.57        0.57         0.56
Net realized and unrealized gain
(loss) on investments                   (0.16)         (0.35)      (0.01)       0.29         0.46
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.37           0.24        0.56        0.86         1.02
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.69)         (0.65)      (0.74)      (0.63)       (0.64)
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.69)         (0.65)      (0.74)      (0.63)       (0.64)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $11.64         $11.96      $12.37      $12.55       $12.32
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               3.36(L)        2.03        4.65        7.24         9.02(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $143            $90        $110         $85          $38
Ratio of net expenses to average
net assets (%)                           0.92           0.94        0.94        0.95         0.94(R)
Ratio of gross expenses to average
net assets (%)                           0.92(P)        0.94        0.94        0.95         0.94(R)
Ratio of net investment income
(loss) to average net assets (%)         4.60            4.9        4.67        4.64         5.07(R)
Portfolio turnover (%)                     28             30          23          59           46

                                           INVESTMENT
                                          QUALITY BOND
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.97         $12.45
Net investment income (loss)(H)         0.55           0.52
Net realized and unrealized gain
(loss) on investments                  (0.15)         (0.28)
                                    ---------      ---------
Total from investment operations        0.40           0.24
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.72)         (0.72)
                                    ---------      ---------
                                       (0.72)         (0.72)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $11.65         $11.97
                                    =========      =========
       TOTAL RETURN (%)(K)              3.65(L)        2.06(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $96            $59
Ratio of net expenses to average
net assets (%)                          0.67           0.67(R)
Ratio of gross expenses to average
net assets (%)                          0.67(P)        0.67(R)
Ratio of net investment income
(loss) to average net assets (%)        4.82           5.14(R)
Portfolio turnover (%)                    28             30

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                            LARGE CAP
                                                  --------------------------------------------------------------
                                                            SERIES I                         SERIES II
                                                  ----------------------------      ----------------------------
                                                   PERIOD ENDED DECEMBER 31,         PERIOD ENDED DECEMBER 31,
                                                  ----------------------------      ----------------------------
                                                     2006            2005(A)           2006            2005(A)
                                                  -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.13           $12.50           $14.09           $12.50
Net investment income (loss)(H)                         0.16             0.05             0.12             0.05
Net realized and unrealized gain (loss) on
investments                                             1.82             1.58             1.83             1.54
                                                  -----------      -----------      -----------      -----------
Total from investment operations                        1.98             1.63             1.95             1.59
                                                  -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
From net investment income                             (0.03)               -            (0.04)               -
From net realized gain                                 (0.34)               -            (0.34)               -
                                                  -----------      -----------      -----------      -----------
                                                       (0.37)               -            (0.38)               -
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                        $15.74           $14.13           $15.66           $14.09
                                                  ===========      ===========      ===========      ===========
       TOTAL RETURN (%)(K)                             14.36(L)         13.04(M)         14.15(L)         12.72(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $1                -(N)            $2               $1
Ratio of net expenses to average net assets (%)         0.85             1.15(R)          1.08             1.11(R)
Ratio of gross expenses to average net assets
(%)                                                     0.85(P)          1.15(R)          1.08(P)          1.11(R)
Ratio of net investment income (loss) to average
net assets (%)                                          1.14             0.58(R)          0.80             0.53(R)
Portfolio turnover (%)                                    31               46(M)            31               46(M)

                                                           LARGE CAP
                                                  ----------------------------
                                                           SERIES NAV
                                                  ----------------------------
                                                   PERIOD ENDED DECEMBER 31,
                                                  ----------------------------
                                                     2006            2005(A)
                                                  -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.12            $12.50
Net investment income (loss)(H)                         0.15              0.07
Net realized and unrealized gain (loss) on
investments                                             1.83              1.55
                                                  -----------      -----------
Total from investment operations                        1.98              1.62
                                                  -----------      -----------
LESS DISTRIBUTIONS
From net investment income                             (0.06)                -
From net realized gain                                 (0.34)                -
                                                  -----------      -----------
                                                       (0.40)                -
                                                  -----------      -----------
NET ASSET VALUE, END OF PERIOD                        $15.70            $14.12
                                                  ===========      ===========
       TOTAL RETURN (%)(K)                             14.38(L)          12.96(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $209              $125
Ratio of net expenses to average net assets (%)         0.83              0.94(R)
Ratio of gross expenses to average net assets
(%)                                                     0.83(P)           0.94(R)
Ratio of net investment income (loss) to average
net assets (%)                                          1.03              0.75(R)
Portfolio turnover (%)                                    31                46(M)

(A)  Series I, Series II and Series NAV shares began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                        LARGE CAP VALUE
                                        ------------------------------------------------
                                                            SERIES I
                                        ------------------------------------------------

                                                   PERIOD ENDED DECEMBER 31,
                                        ------------------------------------------------
                                          2006           2005        2004       2003(A)
                                        ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD      $21.70         $18.79      $15.66      $12.50
Net investment income (loss)(H)             0.20           0.10        0.20           -(J)
Net realized and unrealized gain
(loss) on investments                       3.08           2.81        3.19        3.46
                                        ---------      ---------   ---------   ---------
Total from investment operations            3.28           2.91        3.39        3.46
                                        ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                 (0.10)             -       (0.12)      (0.30)
From net realized gain                     (1.81)             -       (0.14)          -
                                        ---------      ---------   ---------   ---------
                                           (1.91)             -       (0.26)      (0.30)
                                        ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $23.07         $21.70      $18.79      $15.66
                                        =========      =========   =========   =========
       TOTAL RETURN (%)(K)                 15.93(L)       15.49       21.80       27.65(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                    $87            $10         $71          $6
Ratio of net expenses to average net
assets (%)                                  0.96           0.97        1.03        1.40(R)
Ratio of gross expenses to average net
assets (%)                                  0.96(P)        0.97        1.03        2.86(P)(R)
Ratio of net investment income (loss)
to average net assets (%)                   0.90           0.50        1.22       (0.02)(R)
Portfolio turnover (%)                        61(X)         105         109         105(M)

                                                                        LARGE CAP VALUE
                                        -------------------------------------------------------------------------------
                                                           SERIES II                                  SERIES NAV
                                        ------------------------------------------------       ------------------------
                                                                                                     PERIOD ENDED
                                                   PERIOD ENDED DECEMBER 31,                         DECEMBER 31,
                                        ------------------------------------------------       ------------------------
                                          2006           2005        2004       2003(A)          2006          2005(A)
                                        ---------      ---------   ---------   ---------       ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD      $21.60         $18.74      $15.64      $12.50          $21.71          $19.80
Net investment income (loss)(H)             0.11           0.08        0.17       (0.03)           0.19            0.10
Net realized and unrealized gain
(loss) on investments                       3.12           2.78        3.18        3.47            3.11            1.81
                                        ---------      ---------   ---------   ---------       ---------      ---------
Total from investment operations            3.23           2.86        3.35        3.44            3.30            1.91
                                        ---------      ---------   ---------   ---------       ---------      ---------
LESS DISTRIBUTIONS
From net investment income                 (0.06)             -       (0.11)      (0.30)          (0.11)              -(J)
From net realized gain                     (1.81)             -       (0.14)          -           (1.81)              -
                                        ---------      ---------   ---------   ---------       ---------      ---------
                                           (1.87)             -       (0.25)      (0.30)          (1.92)              -(J)
                                        ---------      ---------   ---------   ---------       ---------      ---------
NET ASSET VALUE, END OF PERIOD            $22.96         $21.60      $18.74      $15.64          $23.09          $21.71
                                        =========      =========   =========   =========       =========      =========
       TOTAL RETURN (%)(K)                 15.75(L)       15.26       21.53       27.49(L)(M)     16.03(L)         9.65(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                    $63            $90        $102          $8            $386            $146
Ratio of net expenses to average net
assets (%)                                  1.14           1.18        1.23        1.60(R)         0.89            0.91(R)
Ratio of gross expenses to average net
assets (%)                                  1.14(P)        1.18        1.23        3.06(P)(R)      0.89(P)         0.91(R)
Ratio of net investment income (loss)
to average net assets (%)                   0.52           0.39        1.00       (0.27)(R)        0.86            0.56(R)
Portfolio turnover (%)                        61(X)         105         109         105(M)           61(X)          105

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                 LIFESTYLE AGGRESSIVE
                                           ----------------------------------------------------------------
                                                                       SERIES I
                                           ----------------------------------------------------------------
                                                              PERIOD ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2006         2005           2004        2003           2002
                                           ---------    ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $13.46       $12.59         $10.93       $8.14         $10.34
Net investment income (loss)(V)                0.06(H)      0.06(H)        0.04        0.02           0.04
Net realized and unrealized gain (loss)
on investments                                 1.71         1.23           1.70        2.81          (2.16)
                                           ---------    ---------      ---------   ---------      ---------
Total from investment operations               1.77         1.29           1.74        2.83          (2.12)
                                           ---------    ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                    (0.09)       (0.07)         (0.04)      (0.02)         (0.04)
From net realized gain                        (3.87)       (0.35)         (0.04)          -              -
From capital paid-in                              -            -              -       (0.02)         (0.04)
                                           ---------    ---------      ---------   ---------      ---------
                                              (3.96)       (0.42)         (0.08)      (0.04)         (0.08)
                                           ---------    ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD               $11.27       $13.46         $12.59      $10.93          $8.14
                                           =========    =========      =========   =========      =========
       TOTAL RETURN (%)(K)                    15.46        10.64          16.06       34.91(L)      (20.71)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $251         $210           $486        $328           $186
Ratio of net expenses to average net
assets (%)(Q)                                  0.11         0.12           0.07        0.07           0.07
Ratio of gross expenses to average net
assets (%)(Q)                                  0.11         0.12           0.07        0.08(P)        0.10(P)
Ratio of net investment income (loss) to
average net assets (%)(V)                      0.52         0.51           0.31        0.23           0.33
Portfolio turnover (%)                           32          112             57          53             90

                                                                  LIFESTYLE AGGRESSIVE
                                           ------------------------------------------------------------------
                                                                       SERIES II
                                           ------------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                             2006           2005           2004        2003          2002(A)
                                           ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $13.44         $12.59         $10.93       $8.14          $10.09
Net investment income (loss)(V)                0.04(H)        0.03(H)        0.04        0.02            0.04
Net realized and unrealized gain (loss)
on investments                                 1.69           1.24           1.70        2.81           (1.91)
                                           ---------      ---------      ---------   ---------      ---------
Total from investment operations               1.73           1.27           1.74        2.83           (1.87)
                                           ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                    (0.09)         (0.07)         (0.04)      (0.02)          (0.04)
From net realized gain                        (3.86)         (0.35)         (0.04)          -               -
From capital paid-in                              -              -              -       (0.02)          (0.04)
                                           ---------      ---------      ---------   ---------      ---------
                                              (3.95)         (0.42)         (0.08)      (0.04)          (0.08)
                                           ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD               $11.22         $13.44         $12.59      $10.93           $8.14
                                           =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                    15.19          10.47          16.06       34.91(L)       (18.74)(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $367           $331           $294        $158             $27
Ratio of net expenses to average net
assets (%)(Q)                                  0.31           0.29           0.07        0.07            0.07(R)
Ratio of gross expenses to average net
assets (%)(Q)                                  0.31           0.29           0.07        0.08(P)         0.10(P)(R)
Ratio of net investment income (loss) to
average net assets (%)(V)                      0.32           0.26           0.30        0.11           (0.05)(R)
Portfolio turnover (%)                           32            112             57          53              90

                                                     LIFESTYLE
                                                    AGGRESSIVE
                                               ---------------------
                                                    SERIES NAV
                                               ---------------------
                                                   PERIOD ENDED
                                                   DECEMBER 31,
                                               ---------------------
                                                 2006       2005(A)
                                               ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD             $13.47      $11.61
Net investment income (loss)(H)(V)                 0.03       (0.01)
Net realized and unrealized gain (loss) on
investments                                        1.74        1.87
                                               ---------   ---------
Total from investment operations                   1.77        1.86
                                               ---------   ---------
LESS DISTRIBUTIONS
From net investment income                        (0.09)          -(J)
From net realized gain                            (3.87)          -(J)
                                               ---------   ---------
                                                  (3.96)          -(J)
                                               ---------   ---------
NET ASSET VALUE, END OF PERIOD                   $11.28      $13.47
                                               =========   =========
       TOTAL RETURN (%)(K)                        15.48       16.03(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $19          $2
Ratio of net expenses to average net assets
(%)(Q)                                             0.06        0.07(R)
Ratio of gross expenses to average net
assets (%)(Q)                                      0.06        0.07(R)
Ratio of net investment income (loss) to
average net assets (%)(V)                          0.29       (0.06)(R)
Portfolio turnover (%)                               32         112

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.

(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  LIFESTYLE BALANCED
                                            ---------------------------------------------------------------
                                                                       SERIES I
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003        2002
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $13.91         $13.79         $12.43      $10.30      $11.82
Net investment income (loss)(V)                 0.26(H)        0.27(H)        0.24        0.19        0.29
Net realized and unrealized gain (loss) on
investments                                     1.36           0.62           1.40        2.22       (1.43)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                1.62           0.89           1.64        2.41       (1.14)
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.25)         (0.28)         (0.24)      (0.19)      (0.29)
From net realized gain                         (1.40)         (0.49)         (0.04)      (0.05)      (0.04)
From capital paid-in                           (0.04)             -              -       (0.04)      (0.05)
                                            ---------      ---------      ---------   ---------   ---------
                                               (1.69)         (0.77)         (0.28)      (0.28)      (0.38)
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $13.84         $13.91         $13.79      $12.43      $10.30
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     12.73           6.88          13.49       23.97       (9.95)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,132         $1,031         $1,846      $1,331        $860
Ratio of expenses to average net assets
(%)(Q)                                          0.10           0.12           0.07        0.07        0.07
Ratio of adjusted expenses to average net
assets (%)(Q)                                   0.10           0.12           0.07        0.07        0.09(P)
Ratio of net investment income (loss) to
average net assets (%)(V)                       1.96           2.08           1.75        1.59        2.48
Portfolio turnover (%)                            19             99             51          55         114

                                                                    LIFESTYLE BALANCED
                                            ------------------------------------------------------------------
                                                                        SERIES II
                                            ------------------------------------------------------------------
                                                                PERIOD ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                              2006           2005           2004        2003          2002(A)
                                            ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $13.89         $13.78         $12.43      $10.30          $11.72
Net investment income (loss)(V)                 0.21(H)        0.18(H)        0.24        0.19            0.29
Net realized and unrealized gain (loss) on
investments                                     1.38           0.70           1.39        2.22           (1.33)
                                            ---------      ---------      ---------   ---------      ---------
Total from investment operations                1.59           0.88           1.63        2.41           (1.04)
                                            ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                     (0.25)         (0.28)         (0.24)      (0.19)          (0.29)
From net realized gain                         (1.40)         (0.49)         (0.04)      (0.05)          (0.04)
From capital paid-in                           (0.04)             -              -       (0.04)          (0.05)
                                            ---------      ---------      ---------   ---------      ---------
                                               (1.69)         (0.77)         (0.28)      (0.28)          (0.38)
                                            ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD                $13.79         $13.89         $13.78      $12.43          $10.30
                                            =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                     12.51           6.80          13.41       23.97(L)        (9.18)(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $7,318         $4,538         $2,101        $740            $164
Ratio of expenses to average net assets
(%)(Q)                                          0.30           0.30           0.07        0.07            0.07(R)
Ratio of adjusted expenses to average net
assets (%)(Q)                                   0.30           0.30           0.07        0.07(P)         0.09(P)(R)
Ratio of net investment income (loss) to
average net assets (%)(V)                       1.60           1.34           1.39        1.11            0.07(R)
Portfolio turnover (%)                            19             99             51          55             114

                                          LIFESTYLE
                                          BALANCED
                                    ---------------------
                                         SERIES NAV
                                    ---------------------
                                        PERIOD ENDED
                                        DECEMBER 31,
                                    ---------------------
                                      2006       2005(A)
                                    ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.92      $12.67
Net investment income (loss)(H)(V)      0.21           -(J)
Net realized and unrealized gain
(loss) on investments                   1.42        1.26
                                    ---------   ---------
Total from investment operations        1.63        1.26
                                    ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.25)          -(J)
From net realized gain                 (1.40)      (0.01)
From capital paid-in                   (0.04)          -
                                    ---------   ---------
                                       (1.69)      (0.01)
                                    ---------   ---------
NET ASSET VALUE, END OF PERIOD        $13.86      $13.92
                                    =========   =========
       TOTAL RETURN (%)(K)             12.80        9.94(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $52         $12
Ratio of net expenses to average
net assets (%)(Q)                       0.05        0.06(R)
Ratio of gross expenses to average
net assets (%)(Q)                       0.05        0.06(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                  1.61       (0.03)(R)
Portfolio turnover (%)                    19          99

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.

(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                LIFESTYLE CONSERVATIVE
                                          ------------------------------------------------------------------
                                                                       SERIES I
                                          ------------------------------------------------------------------
                                                              PERIOD ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                            2006           2005           2004        2003           2002
                                          ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $13.42         $14.20         $13.64      $12.72         $12.94
Net investment income (loss)(V)               0.39(H)        0.42(H)        0.42        0.38           0.39
Net realized and unrealized gain (loss)
on investments                                0.67          (0.05)          0.71        1.03          (0.16)
                                          ---------      ---------      ---------   ---------      ---------
Total from investment operations              1.06           0.37           1.13        1.41           0.23
                                          ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                   (0.44)         (0.43)         (0.42)      (0.39)         (0.39)
From net realized gain                       (0.61)         (0.72)         (0.15)      (0.10)         (0.04)
From capital paid-in                             -              -              -           -          (0.02)
                                          ---------      ---------      ---------   ---------      ---------
                                             (1.05)         (1.15)         (0.57)      (0.49)         (0.45)
                                          ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD              $13.43         $13.42         $14.20      $13.64         $12.72
                                          =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                    8.44           2.88           8.59       11.47(L)        1.80(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $171           $182           $373        $299           $251
Ratio of net expenses to average net
assets (%)(Q)                                 0.11           0.12           0.07        0.07           0.07
Ratio of gross expenses to average net
assets (%)(Q)                                 0.11           0.12           0.07        0.08(P)        0.09(P)
Ratio of net investment income (loss) to
average net assets (%)(V)                     3.00           3.16           2.80        2.89           2.62
Portfolio turnover (%)                          34            104             44          40             69

                                                                LIFESTYLE CONSERVATIVE
                                          ------------------------------------------------------------------
                                                                      SERIES II
                                          ------------------------------------------------------------------
                                                              PERIOD ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                            2006           2005           2004        2003          2002(A)
                                          ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $13.40         $14.19         $13.64      $12.72          $12.93
Net investment income (loss)(V)               0.35(H)        0.32(H)        0.42        0.38            0.39
Net realized and unrealized gain (loss)
on investments                                0.66           0.04           0.70        1.03           (0.15)
                                          ---------      ---------      ---------   ---------      ---------
Total from investment operations              1.01           0.36           1.12        1.41            0.24
                                          ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                   (0.43)         (0.43)         (0.42)      (0.39)          (0.39)
From net realized gain                       (0.61)         (0.72)         (0.15)      (0.10)          (0.04)
From capital paid-in                             -              -              -           -           (0.02)
                                          ---------      ---------      ---------   ---------      ---------
                                             (1.04)         (1.15)         (0.57)      (0.49)          (0.45)
                                          ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD              $13.37         $13.40         $14.19      $13.64          $12.72
                                          =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                    8.13           2.81           8.51       11.46(L)         1.83(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $524           $422           $286        $154             $48
Ratio of net expenses to average net
assets (%)(Q)                                 0.31           0.30           0.07        0.07            0.07(R)
Ratio of gross expenses to average net
assets (%)(Q)                                 0.31           0.30           0.07        0.08(P)         0.09(P)(R)
Ratio of net investment income (loss) to
average net assets (%)(V)                     2.71           2.39           2.50        2.21            0.25(R)
Portfolio turnover (%)                          34            104             44          40              69

                                                 LIFESTYLE
                                               CONSERVATIVE
                                           ---------------------
                                                SERIES NAV
                                           ---------------------
                                               PERIOD ENDED
                                               DECEMBER 31,
                                           ---------------------
                                             2006       2005(A)
                                           ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $13.44      $12.99
Net investment income (loss)(H)(V)             0.29       (0.01)
Net realized and unrealized gain (loss)
on investments                                 0.77        0.46
                                           ---------   ---------
Total from investment operations               1.06        0.45
                                           ---------   ---------
LESS DISTRIBUTIONS
From net investment income                    (0.44)          -
From net realized gain                        (0.61)          -
                                           ---------   ---------
                                              (1.05)          -
                                           ---------   ---------
NET ASSET VALUE, END OF PERIOD               $13.45      $13.44
                                           =========   =========
       TOTAL RETURN (%)(K)                     8.43        3.46(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $3          $1
Ratio of net expenses to average net
assets (%)(Q)                                  0.06        0.06(R)
Ratio of gross expenses to average net
assets (%)(Q)                                  0.06        0.06(R)
Ratio of net investment income (loss) to
average net assets (%)(V)                      2.22       (0.06)(R)
Portfolio turnover (%)                           34         104

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.

(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          LIFESTYLE GROWTH
                                   ---------------------------------------------------------------
                                                              SERIES I
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003        2002
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $14.06         $13.40         $11.86       $9.28      $11.25
Net investment income (loss)(V)        0.18(H)        0.17(H)        0.13        0.09        0.14
Net realized and unrealized gain
(loss) on investments                  1.57           0.94           1.58        2.61       (1.89)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       1.75           1.11           1.71        2.70       (1.75)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.21)         (0.17)         (0.13)      (0.09)      (0.14)
From net realized gain                (1.66)         (0.28)         (0.04)      (0.01)      (0.02)
From capital paid-in                      -              -              -       (0.02)      (0.06)
                                   ---------      ---------      ---------   ---------   ---------
                                      (1.87)         (0.45)         (0.17)      (0.12)      (0.22)
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $13.94         $14.06         $13.40      $11.86       $9.28
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)            13.50           8.66          14.57       29.55      (15.84)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                            $1,030           $901         $1,730      $1,224        $766
Ratio of net expenses to average
net assets (%)(Q)                      0.10           0.12           0.07        0.07        0.07
Ratio of gross expenses to
average net assets (%)(Q)              0.10           0.12           0.07        0.07        0.09(P)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                 1.31           1.30           0.98        0.84        1.24
Portfolio turnover (%)                   22            111             48          55         117

                                                          LIFESTYLE GROWTH
                                   ---------------------------------------------------------------
                                                              SERIES II
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003       2002(A)
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $14.03         $13.39         $11.85       $9.28       $11.06
Net investment income (loss)(V)        0.13(H)        0.10(H)        0.13        0.09         0.14
Net realized and unrealized gain
(loss) on investments                  1.59           0.99           1.58        2.60        (1.70)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       1.72           1.09           1.71        2.69        (1.56)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.21)         (0.17)         (0.13)      (0.09)       (0.14)
From net realized gain                (1.66)         (0.28)         (0.04)      (0.01)       (0.02)
From capital paid-in                      -              -              -       (0.02)       (0.06)
                                   ---------      ---------      ---------   ---------   ---------
                                      (1.87)         (0.45)         (0.17)      (0.12)       (0.22)
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $13.88         $14.03         $13.39      $11.85        $9.28
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)            13.28           8.51          14.59       29.44       (14.40)(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                            $9,552         $4,881         $2,117        $652         $121
Ratio of net expenses to average
net assets (%)(Q)                      0.30           0.30           0.07        0.07         0.07(R)
Ratio of gross expenses to
average net assets (%)(Q)              0.30           0.30           0.07        0.07         0.09(P)(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                 0.96           0.74           0.75        0.53        (0.01)(R)
Portfolio turnover (%)                   22            111             48          55          117



                                          LIFESTYLE
                                           GROWTH
                                    ---------------------
                                         SERIES NAV
                                    ---------------------
                                        PERIOD ENDED
                                        DECEMBER 31,
                                    ---------------------
                                      2006       2005(A)
                                    ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.07      $12.46
Net investment income (loss)(H)(V)      0.14           -(J)
Net realized and unrealized gain
(loss) on investments                   1.62        1.63
                                    ---------   ---------
Total from investment operations        1.76        1.63
                                    ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.21)          -(J)
From net realized gain                 (1.66)      (0.02)
                                    ---------   ---------
                                       (1.87)      (0.02)
                                    ---------   ---------
NET ASSET VALUE, END OF PERIOD        $13.96      $14.07
                                    =========   =========
       TOTAL RETURN (%)(K)             13.58       13.08(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $115         $23
Ratio of net expenses to average
net assets (%)(Q)                       0.05        0.06(R)
Ratio of gross expenses to average
net assets (%)(Q)                       0.05        0.06(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                  1.03       (0.03)(R)
Portfolio turnover (%)                    22         111



(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.


(H)  Based on the average of the shares outstanding.


(J)  Less than $0.01 per share.


(K)  Assumes dividend reinvestment.


(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.


(M)  Not annualized.


(P) Does not take into consideration expense reductions during the periods shown.


(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.


(R)  Annualized.


(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         LIFESTYLE MODERATE
                                   ---------------------------------------------------------------
                                                              SERIES I
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003        2002
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $13.35         $13.80         $12.79      $11.22      $12.11
Net investment income (loss)(V)        0.30(H)        0.33(H)        0.31        0.27        0.40
Net realized and unrealized gain
(loss) on investments                  0.99           0.19           1.07        1.67       (0.88)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       1.29           0.52           1.38        1.94       (0.48)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.31)         (0.33)         (0.31)      (0.27)      (0.40)
From net realized gain                (0.93)         (0.64)         (0.06)      (0.06)          -
From capital paid-in                  (0.03)             -              -       (0.04)      (0.01)
                                   ---------      ---------      ---------   ---------   ---------
                                      (1.27)         (0.97)         (0.37)      (0.37)      (0.41)
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $13.37         $13.35         $13.80      $12.79      $11.22
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)            10.42           4.15          11.04       17.83       (4.07)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $349           $327           $582        $462        $326
Ratio of net expenses to average
net assets (%)(Q)                      0.11           0.12           0.07        0.07        0.07
Ratio of gross expenses to
average net assets (%)(Q)              0.11           0.12           0.07        0.07        0.09(P)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                 2.33           2.51           2.26        2.15        3.17
Portfolio turnover (%)                   19            101             55          46         113

                                                         LIFESTYLE MODERATE
                                   ---------------------------------------------------------------
                                                              SERIES II
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003       2002(A)
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $13.33         $13.80         $12.79      $11.22       $12.07
Net investment income (loss)(V)        0.26(H)        0.24(H)        0.31        0.27         0.40
Net realized and unrealized gain
(loss) on investments                  1.00           0.26           1.07        1.67        (0.84)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       1.26           0.50           1.38        1.94        (0.44)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.31)         (0.33)         (0.31)      (0.27)       (0.40)
From net realized gain                (0.93)         (0.64)         (0.06)      (0.06)           -
From capital paid-in                  (0.03)             -              -       (0.04)       (0.01)
                                   ---------      ---------      ---------   ---------   ---------
                                      (1.27)         (0.97)         (0.37)      (0.37)       (0.41)
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $13.32         $13.33         $13.80      $12.79       $11.22
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)            10.18           4.00          11.04       17.83        (3.77)(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                            $1,560         $1,108           $631        $286          $74
Ratio of net expenses to average
net assets (%)(Q)                      0.31           0.30           0.07        0.07         0.07(R)
Ratio of gross expenses to
average net assets (%)(Q)              0.31           0.30           0.07        0.07         0.09(P)(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                 2.02           1.80           1.90        1.58         0.19(R)
Portfolio turnover (%)                   19            101             55          46          113

                                          LIFESTYLE
                                          MODERATE
                                    ---------------------
                                         SERIES NAV
                                    ---------------------
                                        PERIOD ENDED
                                        DECEMBER 31,
                                    ---------------------
                                      2006       2005(A)
                                    ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.35      $12.59
Net investment income (loss)(H)(V)      0.24       (0.01)
Net realized and unrealized gain
(loss) on investments                   1.06        0.77
                                    ---------   ---------
Total from investment operations        1.30        0.76
                                    ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.31)          -
From net realized gain                 (0.93)          -
From capital paid-in                   (0.03)          -
                                    ---------   ---------
                                       (1.27)          -
                                    ---------   ---------
NET ASSET VALUE, END OF PERIOD        $13.38      $13.35
                                    =========   =========
       TOTAL RETURN (%)(K)             10.50        6.04(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $5          $2
Ratio of net expenses to average
net assets (%)(Q)                       0.06        0.06(R)
Ratio of gross expenses to average
net assets (%)(Q)                       0.06        0.06(R)
Ratio of net investment income
(loss) to average net assets
(%)(V)                                  1.88       (0.06)(R)
Portfolio turnover (%)                    19         101

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.

(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.

(R)  Annualized.

(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        MANAGED
                                    -------------------------------------------------------------------------------
                                                                      SERIES NAV
                                    -------------------------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------
                                       2006            2005(F)          2004(G)        2003(E)(G)         2002(G)
                                    -----------      -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $13.59           $13.58           $12.80           $11.15            $13.08
Net investment income (loss)              0.32(H)          0.26(H)          0.23             0.21              0.21
Net realized and unrealized gain
(loss) on investments                     0.62             0.11             0.80             1.89             (1.93)
                                    -----------      -----------      -----------      -----------      -----------
Total from investment operations          0.94             0.37             1.03             2.10             (1.72)
                                    -----------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
From net investment income               (0.20)           (0.08)           (0.25)           (0.39)            (0.21)
From net realized gain                   (0.91)           (0.28)               -                -                 -
From capital paid-in                         -                -                -            (0.06)                -
                                    -----------      -----------      -----------      -----------      -----------
                                         (1.11)           (0.36)           (0.25)           (0.45)            (0.21)
                                    -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD          $13.42           $13.59           $13.58           $12.80            $11.15
                                    ===========      ===========      ===========      ===========      ===========
       TOTAL RETURN (%)(K)                7.48(L)          2.71             8.18            19.00            (13.23)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $1,623           $1,901           $2,079           $2,071            $1,937
Ratio of net expenses to average
net assets (%)                            0.72             0.77             0.77             0.74              0.76
Ratio of gross expenses to average
net assets (%)                            0.72(P)          0.77             0.77             0.74              0.76
Ratio of net investment income
(loss) to average net assets (%)          2.43             1.88             1.87             1.75              1.77
Portfolio turnover (%)                      74              255              234              216               235

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former VST Managed Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Managed. Additionally, the accounting and performance history of the former VST Managed Fund Series NAV was redesignated as that of Series NAV shares of Managed.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(P)  Does not take into consideration expense reductions during period shown.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            MID CAP INDEX
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $18.05         $16.78      $14.56      $10.82      $12.82
Net investment income (loss)(H)          0.20           0.16        0.09        0.08        0.07
Net realized and unrealized gain
(loss) on investments                    1.53           1.77        2.21        3.66       (2.01)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.73           1.93        2.30        3.74       (1.94)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.12)         (0.09)      (0.06)          -       (0.06)
From net realized gain                  (0.82)         (0.57)      (0.02)          -           -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.94)         (0.66)      (0.08)          -       (0.06)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $18.84         $18.05      $16.78      $14.56      $10.82
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               9.72(L)       12.02       15.83       34.57      (15.16)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $377           $220        $187        $145         $87
Ratio of net expenses to average
net assets (%)                           0.57           0.57        0.57        0.58        0.58
Ratio of gross expenses to average
net assets (%)                           0.57(P)        0.57        0.57        0.58        0.58
Ratio of net investment income
(loss) to average net assets (%)         1.09           0.95        0.63        0.62        0.58
Portfolio turnover (%)                     15(X)          19          16           8          20

                                                            MID CAP INDEX
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $17.98         $16.72      $14.52      $10.81       $12.80
Net investment income (loss)(H)          0.16           0.13        0.06        0.05         0.05
Net realized and unrealized gain
(loss) on investments                    1.51           1.76        2.21        3.66        (1.98)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.67           1.89        2.27        3.71        (1.93)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.08)         (0.06)      (0.05)          -        (0.06)
From net realized gain                  (0.82)         (0.57)      (0.02)          -            -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.90)         (0.63)      (0.07)          -        (0.06)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $18.75         $17.98      $16.72      $14.52       $10.81
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               9.44(L)       11.79       15.65       34.32       (15.07)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $81            $63         $59         $43          $13
Ratio of net expenses to average
net assets (%)                           0.77           0.77        0.77        0.78         0.78(R)
Ratio of gross expenses to average
net assets (%)                           0.77(P)        0.77        0.77        0.78         0.78(R)
Ratio of net investment income
(loss) to average net assets (%)         0.86           0.74        0.43        0.42         0.42(R)
Portfolio turnover (%)                     15(X)          19          16           8           20

                                         MID CAP INDEX
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $18.06         $15.40
Net investment income (loss)(H)         0.22           0.12
Net realized and unrealized gain
(loss) on investments                   1.51           2.54
                                    ---------      ---------
Total from investment operations        1.73           2.66
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.12)             -
From net realized gain                 (0.82)             -
                                    ---------      ---------
                                       (0.94)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $18.85         $18.06
                                    =========      =========
       TOTAL RETURN (%)(K)              9.74(L)       17.27(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $603            $74
Ratio of net expenses to average
net assets (%)                          0.52           0.54(R)
Ratio of gross expenses to average
net assets (%)                          0.52(P)        0.54(R)
Ratio of net investment income
(loss) to average net assets (%)        1.21           1.01(R)
Portfolio turnover (%)                    15(X)          19

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                     MID CAP STOCK
                                            ---------------------------------------------------------------
                                                                       SERIES I
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003        2002
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $15.57         $14.13         $11.87       $8.34      $10.77
Net investment income (loss)(H)                    -(J)       (0.04)         (0.05)      (0.05)      (0.05)
Net realized and unrealized gain (loss) on
investments                                     2.07           1.99           2.31        3.58       (2.38)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                2.07           1.95           2.26        3.53       (2.43)
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                         (0.67)         (0.51)             -           -           -
                                            ---------      ---------      ---------   ---------   ---------
                                               (0.67)         (0.51)             -           -           -
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $16.97         $15.57         $14.13      $11.87       $8.34
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     13.55(L)(Y)    14.57          19.04       42.33      (22.56)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $361           $383           $349        $260        $187
Ratio of net expenses to average net
assets (%)                                      0.93           0.97           0.96        0.99        1.00
Ratio of gross expenses to average net
assets (%)                                      0.93(P)        0.97           0.96        0.99        1.00
Ratio of net investment income (loss) to
average net assets (%)                             -(S)       (0.31)         (0.43)      (0.55)      (0.53)
Portfolio turnover (%)                           123            196(X)         128         132         128

                                                                     MID CAP STOCK
                                            ---------------------------------------------------------------
                                                                       SERIES II
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003       2002(A)
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $15.47         $14.06         $11.84       $8.34       $10.64
Net investment income (loss)(H)                (0.03)         (0.07)         (0.07)      (0.08)       (0.05)
Net realized and unrealized gain (loss) on
investments                                     2.05           1.99           2.29        3.58        (2.25)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                2.02           1.92           2.22        3.50        (2.30)
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                         (0.67)         (0.51)             -           -            -
                                            ---------      ---------      ---------   ---------   ---------
                                               (0.67)         (0.51)             -           -            -
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $16.82         $15.47         $14.06      $11.84        $8.34
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     13.31(L)(Y)    14.42          18.75       41.97       (21.62)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $183           $178           $226        $116          $32
Ratio of net expenses to average net
assets (%)                                      1.13           1.17           1.16        1.19         1.20(R)
Ratio of gross expenses to average net
assets (%)                                      1.13(P)        1.17           1.16        1.19         1.20(R)
Ratio of net investment income (loss) to
average net assets (%)                         (0.18)         (0.52)         (0.58)      (0.75)       (0.70)(R)
Portfolio turnover (%)                           123            196(X)         128         132          128

                                         MID CAP STOCK
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $15.59         $13.50
Net investment income (loss)(H)         0.02          (0.02)
Net realized and unrealized gain
(loss) on investments                   2.07           2.62
                                    ---------      ---------
Total from investment operations        2.09           2.60
                                    ---------      ---------
LESS DISTRIBUTIONS
From net realized gain                 (0.67)         (0.51)
                                    ---------      ---------
                                       (0.67)         (0.51)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $17.01         $15.59
                                    =========      =========
       TOTAL RETURN (%)(K)             13.66(L)(Y)    20.07(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $473           $399
Ratio of net expenses to average
net assets (%)                          0.88           0.91(R)
Ratio of gross expenses to average
net assets (%)                          0.88(P)        0.91(R)
Ratio of net investment income
(loss) to average net assets (%)        0.09          (0.21)(R)
Portfolio turnover (%)                   123            196(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.
(S)  Less than 0.01%.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            MID CAP VALUE
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $18.83         $18.14      $14.65      $11.74      $13.06
Net investment income (loss)(H)          0.10           0.11        0.10        0.09        0.11
Net realized and unrealized gain
(loss) on investments                    1.88           1.28        3.47        2.87       (1.43)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.98           1.39        3.57        2.96       (1.32)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.13)         (0.08)      (0.08)      (0.05)          -
From net realized gain                  (3.12)         (0.62)          -           -           -
                                     ---------      ---------   ---------   ---------   ---------
                                        (3.25)         (0.70)      (0.08)      (0.05)          -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $17.56         $18.83      $18.14      $14.65      $11.74
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              12.27(L)        8.00       24.46       25.36      (10.11)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $264           $295        $399        $283        $269
Ratio of net expenses to average
net assets (%)                           0.95           0.96        0.97        0.99        1.02
Ratio of gross expenses to average
net assets (%)                           0.95(P)        0.96        0.97        0.99        1.02
Ratio of net investment income
(loss) to average net assets (%)         0.62           0.61        0.61        0.76        0.92
Portfolio turnover (%)                     22             35          19          34          24

                                                            MID CAP VALUE
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $18.76         $18.08      $14.62      $11.74       $12.63
Net investment income (loss)(H)          0.07           0.07        0.07        0.07         0.09
Net realized and unrealized gain
(loss) on investments                    1.87           1.28        3.46        2.86        (0.98)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.94           1.35        3.53        2.93        (0.89)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.10)         (0.05)      (0.07)      (0.05)           -
From net realized gain                  (3.12)         (0.62)          -           -            -
                                     ---------      ---------   ---------   ---------   ---------
                                        (3.22)         (0.67)      (0.07)      (0.05)           -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $17.48         $18.76      $18.08      $14.62       $11.74
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              12.03(L)        7.76       24.22       25.14        (7.05)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $216           $244        $296        $171          $71
Ratio of net expenses to average
net assets (%)                           1.15           1.16        1.17        1.19         1.22(R)
Ratio of gross expenses to average
net assets (%)                           1.15(P)        1.16        1.17        1.19         1.22(R)
Ratio of net investment income
(loss) to average net assets (%)         0.42           0.41        0.42        0.54         0.83(R)
Portfolio turnover (%)                     22             35          19          34           24

                                         MID CAP VALUE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $18.83         $18.08
Net investment income (loss)(H)         0.11           0.10
Net realized and unrealized gain
(loss) on investments                   1.87           1.38
                                    ---------      ---------
Total from investment operations        1.98           1.48
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.14)         (0.11)
From net realized gain                 (3.12)         (0.62)
                                    ---------      ---------
                                       (3.26)         (0.73)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $17.55         $18.83
                                    =========      =========
       TOTAL RETURN (%)(K)             12.30(L)        8.51(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $25            $83
Ratio of net expenses to average
net assets (%)                          0.90           0.89(R)
Ratio of gross expenses to average
net assets (%)                          0.90(P)        0.89(R)
Ratio of net investment income
(loss) to average net assets (%)        0.59           0.68(R)
Portfolio turnover (%)                    22             35

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                      MID CAP
                                       VALUE
                                       EQUITY
                                    ------------
                                     SERIES NAV
                                    ------------
                                    PERIOD ENDED
                                    DECEMBER 31,
                                    ------------
                                      2006(A)
                                    ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $12.50
Net investment income (loss)(H)            0.09
Net realized and unrealized gain
(loss) on investments                      0.48
                                    ------------
Total from investment operations           0.57
                                    ------------
NET ASSET VALUE, END OF PERIOD           $13.07
       TOTAL RETURN (%)                    4.56(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $112
Ratio of net expenses to average
net assets (%)                             0.99(R)
Ratio of gross expenses to average
net assets (%)                             0.99(P)(R)
Ratio of net investment income
(loss) to average net assets (%)           1.07(R)
Portfolio turnover (%)                       25(M)

(A)  Series NAV shares began operations on 4-28-06.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        MID VALUE
                                                     ------------------------------------------------
                                                           SERIES I                   SERIES II
                                                     ---------------------      ---------------------
                                                         PERIOD ENDED               PERIOD ENDED
                                                         DECEMBER 31,               DECEMBER 31,
                                                     ---------------------      ---------------------
                                                       2006       2005(A)         2006       2005(A)
                                                     ---------   ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.36      $11.05         $12.34       $11.05
Net investment income (loss)(H)                          0.09        0.06           0.06         0.03
Net realized and unrealized gain (loss) on
investments                                              2.27        1.42           2.27         1.43
                                                     ---------   ---------      ---------   ---------
Total from investment operations                         2.36        1.48           2.33         1.46
                                                     ---------   ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                              (0.03)          -          (0.01)           -
From net realized gain                                  (1.02)      (0.17)         (1.02)       (0.17)
                                                     ---------   ---------      ---------   ---------
                                                        (1.05)      (0.17)         (1.03)       (0.17)
                                                     ---------   ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                         $13.67      $12.36         $13.64       $12.34
                                                     =========   =========      =========   =========
       TOTAL RETURN (%)(K)(L)                           20.31       13.49(M)       20.05        13.30(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $6          $1            $17           $5
Ratio of net expenses to average net assets (%)          1.06        1.17(R)        1.27         1.35(R)
Ratio of gross expenses to average net assets
(%)(P)                                                   1.10        1.19(R)        1.30         1.37(R)
Ratio of net investment income (loss) to average
net assets (%)                                           0.72        0.66(R)        0.49         0.38(R)
Portfolio turnover (%)                                     59          47             59           47

                                                                                   MID VALUE
                                                     ----------------------------------------------------------------------
                                                                                   SERIES NAV
                                                     ----------------------------------------------------------------------
                                                                           PERIOD ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                       2006          2005(F)        2004(G)       2003(E)(G)    2002(E)(G)
                                                     ---------      ---------      ---------      -----------   -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.35         $11.67         $10.98            $8.28          $9.82
Net investment income (loss)                             0.09(H)        0.05(H)        0.06             0.04           0.04
Net realized and unrealized gain (loss) on
investments                                              2.27           0.81           1.97             3.69          (1.54)
                                                     ---------      ---------      ---------      -----------   -----------
Total from investment operations                         2.36           0.86           2.03             3.73          (1.50)
                                                     ---------      ---------      ---------      -----------   -----------
LESS DISTRIBUTIONS
From net investment income                              (0.04)         (0.01)         (0.04)           (0.37)         (0.04)
From net realized gain                                  (1.02)         (0.17)         (1.30)           (0.50)             -
From capital paid-in                                        -              -              -            (0.16)             -(J)
                                                     ---------      ---------      ---------      -----------   -----------
                                                        (1.06)         (0.18)         (1.34)           (1.03)         (0.04)
                                                     ---------      ---------      ---------      -----------   -----------
NET ASSET VALUE, END OF PERIOD                         $13.65         $12.35         $11.67           $10.98          $8.28
                                                     =========      =========      =========      ===========   ===========
       TOTAL RETURN (%)(K)(L)                           20.34           7.39          18.74            45.15         (15.19)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $167           $162           $179              $94            $48
Ratio of net expenses to average net assets (%)          1.03           1.08           1.15             1.15           0.96
Ratio of gross expenses to average net assets
(%)(P)                                                   1.06           1.10           1.22             1.19           1.12
Ratio of net investment income (loss) to average
net assets (%)                                           0.70           0.40           0.50             0.45           0.50
Portfolio turnover (%)                                     59             47            196(X)           125            125

(A)  Series I and Series II shares began operations on 4-29-05.
(E) Certain amounts in 2002 and 2003 have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                         MONEY MARKET
                                    ---------------------------------------------------------------------------------------
                                                              SERIES I                                    SERIES II
                                    ------------------------------------------------------------   ------------------------
                                                     PERIOD ENDED DECEMBER 31,                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------   ------------------------
                                      2006           2005        2004        2003        2002        2006           2005
                                    ---------      ---------   ---------   ---------   ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $10.00         $10.00      $10.00      $10.00      $10.00      $10.00         $10.00
Net investment income (loss)(H)         0.44           0.26        0.09        0.06        0.12        0.42           0.25
                                    ---------      ---------   ---------   ---------   ---------   ---------      ---------
Total from investment operations        0.44           0.26        0.09        0.06        0.12        0.42           0.25
                                    ---------      ---------   ---------   ---------   ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.44)         (0.26)      (0.09)      (0.06)      (0.12)      (0.42)         (0.25)
                                    ---------      ---------   ---------   ---------   ---------   ---------      ---------
                                       (0.44)         (0.26)      (0.09)      (0.06)      (0.12)      (0.42)         (0.25)
                                    ---------      ---------   ---------   ---------   ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD        $10.00         $10.00      $10.00      $10.00      $10.00      $10.00         $10.00
                                    =========      =========   =========   =========   =========   =========      =========
       TOTAL RETURN (%)(K)              4.43(L)        2.60        0.90        0.58        1.18        4.23(L)        2.50
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                             $2,316         $2,113      $2,186      $1,037      $1,416        $339           $231
Ratio of net expenses to average
net assets (%)                          0.56           0.56        0.53        0.55        0.55        0.76           0.76
Ratio of gross expenses to average
net assets (%)                          0.56(P)        0.56        0.53        0.55        0.55        0.76(P)        0.76
Ratio of net investment income
(loss) to average net assets (%)        4.36           2.63        0.89        0.59        1.17        4.22           2.47

                                              MONEY MARKET
                                    ---------------------------------
                                                SERIES II
                                    ---------------------------------
                                      PERIOD ENDED DECEMBER 31,
                                    ---------------------------------
                                      2004        2003       2002(A)
                                    ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $10.00      $10.00       $10.00
Net investment income (loss)(H)         0.06        0.04         0.08
                                    ---------   ---------   ---------
Total from investment operations        0.06        0.04         0.08
                                    ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.06)      (0.04)       (0.08)
                                    ---------   ---------   ---------
                                       (0.06)      (0.04)       (0.08)
                                    ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $10.00      $10.00       $10.00
                                    =========   =========   =========
       TOTAL RETURN (%)(K)              0.60        0.38         0.89(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $186        $183         $202
Ratio of net expenses to average
net assets (%)                          0.73        0.75         0.75(R)
Ratio of gross expenses to average
net assets (%)                          0.73        0.75         0.75(R)
Ratio of net investment income
(loss) to average net assets (%)        0.62        0.38         0.91(R)

(A)  Series II shares began operation on 1-28-02.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

--------------------------------------------------------------------------------

                                                            MONEY MARKET B
                                    ---------------------------------------------------------------
                                                              SERIES NAV
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006          2005(F)        2004(G)     2003(G)     2002(G)
                                    ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $1.00          $1.00          $1.00       $1.00       $1.00
Net investment income (loss)            0.05(H)        0.03(H)        0.01        0.01        0.01
                                    ---------      ---------      ---------   ---------   ---------
Total from investment operations        0.05           0.03           0.01        0.01        0.01
                                    ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.05)         (0.03)         (0.01)      (0.01)      (0.01)
                                    ---------      ---------      ---------   ---------   ---------
                                       (0.05)         (0.03)         (0.01)      (0.01)      (0.01)
                                    ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $1.00          $1.00          $1.00       $1.00       $1.00
                                    =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)              4.70(L)        2.97(L)        1.09        0.95        1.48
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $480           $442           $472        $682        $918
Ratio of net expenses to average
net assets (%)                          0.28           0.28           0.33        0.31        0.32
Ratio of gross expenses to average
net assets (%)                          0.51(P)        0.50(P)        0.33        0.31        0.32
Ratio of net investment income
(loss) to average net assets (%)        4.61           2.91           1.05        0.95        1.46

(F) Effective 04-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total return would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the periods shown.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  NATURAL RESOURCES
                                   ------------------------------------------------
                                                       SERIES I
                                   ------------------------------------------------

                                              PERIOD ENDED DECEMBER 31,
                                   ------------------------------------------------
                                     2006           2005        2004       2003(A)
                                   ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $31.50         $21.96      $18.00      $12.50
Net investment income (loss)(H)        0.32           0.13        0.12        0.05
Net realized and unrealized gain
(loss) on investments                  6.47           9.97        4.19        5.45
                                   ---------      ---------   ---------   ---------
Total from investment operations       6.79          10.10        4.31        5.50
                                   ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.19)             -       (0.02)          -
From net realized gain                (6.27)         (0.56)      (0.33)          -
                                   ---------      ---------   ---------   ---------
                                      (6.46)         (0.56)      (0.35)          -
                                   ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $31.83         $31.50      $21.96      $18.00
                                   =========      =========   =========   =========
       TOTAL RETURN (%)(K)            22.30(L)       46.77       24.32       44.00(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $19            $15        $226         $90
Ratio of net expenses to average
net assets (%)                         1.11           1.11        1.13        1.21(R)
Ratio of gross expenses to
average net assets (%)                 1.11(P)        1.11        1.13        1.21(R)
Ratio of net investment income
(loss) to average net assets (%)       1.02           0.52        0.63        0.54(R)
Portfolio turnover (%)                   28             38          20          23(M)

                                                                 NATURAL RESOURCES
                                   ------------------------------------------------------------------------------
                                                      SERIES II                                 SERIES NAV
                                   ------------------------------------------------      ------------------------
                                                                                               PERIOD ENDED
                                              PERIOD ENDED DECEMBER 31,                        DECEMBER 31,
                                   ------------------------------------------------      ------------------------
                                     2006           2005        2004       2003(A)         2006          2005(A)
                                   ---------      ---------   ---------   ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $31.32         $21.89      $17.98      $12.50         $31.40          $25.42
Net investment income (loss)(H)        0.26           0.10        0.08        0.02           0.31            0.17
Net realized and unrealized gain
(loss) on investments                  6.42           9.89        4.17        5.46           6.46            6.46
                                   ---------      ---------   ---------   ---------      ---------      ---------
Total from investment operations       6.68           9.99        4.25        5.48           6.77            6.63
                                   ---------      ---------   ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income            (0.14)             -       (0.01)          -          (0.20)          (0.09)
From net realized gain                (6.27)         (0.56)      (0.33)          -          (6.27)          (0.56)
                                   ---------      ---------   ---------   ---------      ---------      ---------
                                      (6.41)         (0.56)      (0.34)          -          (6.47)          (0.65)
                                   ---------      ---------   ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD       $31.59         $31.32      $21.89      $17.98         $31.70          $31.40
                                   =========      =========   =========   =========      =========      =========
       TOTAL RETURN (%)(K)            22.03(L)       46.42       24.05       43.84(M)       22.31(L)        26.89(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $237           $204        $318         $75           $826            $496
Ratio of net expenses to average
net assets (%)                         1.31           1.32        1.33        1.41(R)        1.06            1.06(R)
Ratio of gross expenses to
average net assets (%)                 1.31(P)        1.32        1.33        1.41(R)        1.06(P)         1.06(R)
Ratio of net investment income
(loss) to average net assets (%)       0.83           0.39        0.41        0.23(R)        1.02            0.75(R)
Portfolio turnover (%)                   28             38          20          23(M)          28              38

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05 respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        OVERSEAS EQUITY
                                                     ------------------------------------------------------
                                                             SERIES I                     SERIES II
                                                     ------------------------      ------------------------
                                                           PERIOD ENDED                  PERIOD ENDED
                                                           DECEMBER 31,                  DECEMBER 31,
                                                     ------------------------      ------------------------
                                                       2006          2005(A)         2006          2005(A)
                                                     ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.57         $10.47         $12.51          $10.47
Net investment income (loss)(H)                          0.17          (0.01)          0.16           (0.02)
Net realized and unrealized gain (loss) on
investments                                              2.26           2.37           2.24            2.32
                                                     ---------      ---------      ---------      ---------
Total from investment operations                         2.43           2.36           2.40            2.30
                                                     ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                              (0.08)             -          (0.06)              -
From net realized gain                                  (0.45)         (0.26)         (0.45)          (0.26)
                                                     ---------      ---------      ---------      ---------
                                                        (0.53)         (0.26)         (0.51)          (0.26)
                                                     ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                         $14.47         $12.57         $14.40          $12.51
                                                     =========      =========      =========      =========
       TOTAL RETURN (%)(K)                              19.80(L)(Y)    22.75(M)       19.64(L)(Y)     22.17(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $4              -(N)          $8              $5
Ratio of net expenses to average net assets (%)          1.18           1.69(R)        1.40            1.87(R)
Ratio of gross expenses to average net assets (%)        1.18(P)        1.69(R)        1.40(P)         1.87(R)
Ratio of net investment income (loss) to average
net assets (%)                                           1.27          (0.13)(R)       1.23           (0.24)(R)
Portfolio turnover (%)                                     32             34             32              34


                                                                                 OVERSEAS EQUITY
                                                     -----------------------------------------------------------------------
                                                                                   SERIES NAV
                                                     -----------------------------------------------------------------------
                                                                            PERIOD ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------------
                                                       2006          2005(F)        2004(G)       2003(E)(G)        2002(G)
                                                     ---------      ---------      ---------      -----------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.51         $10.87          $9.85            $7.56           $9.30
Net investment income (loss)                             0.19(H)        0.14(H)        0.07             0.08            0.07
Net realized and unrealized gain (loss) on
investments                                              2.23           1.82           1.01             2.34           (1.75)
                                                     ---------      ---------      ---------      -----------      ---------
Total from investment operations                         2.42           1.96           1.08             2.42           (1.68)
                                                     ---------      ---------      ---------      -----------      ---------
LESS DISTRIBUTIONS
From net investment income                              (0.12)         (0.06)         (0.06)           (0.13)          (0.06)
From net realized gain                                  (0.45)         (0.26)             -                -               -
From capital paid-in                                        -              -              -                -(J)            -
                                                     ---------      ---------      ---------      -----------      ---------
                                                        (0.57)         (0.32)         (0.06)           (0.13)          (0.06)
                                                     ---------      ---------      ---------      -----------      ---------
NET ASSET VALUE, END OF PERIOD                         $14.36         $12.51         $10.87            $9.85           $7.56
                                                     =========      =========      =========      ===========      =========
       TOTAL RETURN (%)(K)                              19.86(L)(Y)    18.31          11.02(L)         32.36(L)       (18.22)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $511           $244           $245             $126             $87
Ratio of net expenses to average net assets (%)          1.13           1.33           1.53             1.23            1.24
Ratio of gross expenses to average net assets (%)        1.13(P)        1.33           1.64(P)          1.44(P)         1.55(P)
Ratio of net investment income (loss) to average
net assets (%)                                           1.44           1.22           0.24             0.95            0.69
Portfolio turnover (%)                                     32             34            103(X)            41              78(X)


(A)  Series I and Series II shares began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity.
(G)  Audited by previous auditor.

(H)  Based on the average of the shares outstanding.


(J)  Less than $0.01 per share.

(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.
(Y) John Hancock Life Insurance Company made a voluntary payment to Series I, Series II and Series NAV of $14,372, $28,883 and $1,943,168, respectively. Excluding this payment, total returns would have been 19.39%, 19.14% and 19.44% for Series I, Series II and Series NAV, respectively. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             PACIFIC RIM
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.84          $9.50       $8.14       $5.81       $6.65
Net investment income (loss)(H)          0.10           0.11        0.05        0.05        0.02
Net realized and unrealized gain
(loss) on investments                    1.21           2.31        1.35        2.29       (0.85)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.31           2.42        1.40        2.34       (0.83)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.11)         (0.08)      (0.04)      (0.01)      (0.01)
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.11)         (0.08)      (0.04)      (0.01)      (0.01)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $13.04         $11.84       $9.50       $8.14       $5.81
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              11.05(L)       25.75       17.19       40.37      (12.53)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $124           $118         $80         $67         $46
Ratio of net expenses to average
net assets (%)                           1.06           1.09        1.13        1.28        1.23
Ratio of gross expenses to average
net assets (%)                           1.06(P)        1.09        1.13        1.28        1.23
Ratio of net investment income
(loss) to average net assets (%)         0.80           1.12        0.52        0.80        0.24
Portfolio turnover (%)                     46             26          43          57          28

                                                             PACIFIC RIM
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.79          $9.47       $8.12       $5.81        $6.63
Net investment income (loss)(H)          0.07           0.09        0.03        0.03        (0.02)
Net realized and unrealized gain
(loss) on investments                    1.22           2.30        1.36        2.30        (0.79)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.29           2.39        1.39        2.33        (0.81)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.09)         (0.07)      (0.04)      (0.02)       (0.01)
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.09)         (0.07)      (0.04)      (0.02)       (0.01)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $12.99         $11.79       $9.47       $8.12        $5.81
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              10.92(L)       25.42       17.09       40.17       (12.27)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $44            $51         $28         $20           $4
Ratio of net expenses to average
net assets (%)                           1.26           1.29        1.33        1.48         1.43(R)
Ratio of gross expenses to average
net assets (%)                           1.26(P)        1.29        1.33        1.48         1.43(R)
Ratio of net investment income
(loss) to average net assets (%)         0.60           0.87        0.31        0.38        (0.28)(R)
Portfolio turnover (%)                     46             26          43          57           28

                                          PACIFIC RIM
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.88          $9.36
Net investment income (loss)(H)         0.11           0.06
Net realized and unrealized gain
(loss) on investments                   1.22           2.46
                                    ---------      ---------
Total from investment operations        1.33           2.52
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.11)             -
                                    ---------      ---------
                                       (0.11)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $13.10         $11.88
                                    =========      =========
       TOTAL RETURN (%)(K)             11.21(L)       26.92(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $7             $6
Ratio of net expenses to average
net assets (%)                          1.01           1.05(R)
Ratio of gross expenses to average
net assets (%)                          1.01(P)        1.05(R)
Ratio of net investment income
(loss) to average net assets (%)        0.89           0.82(R)
Portfolio turnover (%)                    46             26

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     QUANTITATIVE ALL CAP
                                       ------------------------------------------------
                                                           SERIES I
                                       ------------------------------------------------

                                                  PERIOD ENDED DECEMBER 31,
                                       ------------------------------------------------
                                         2006           2005        2004       2003(A)
                                       ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD     $16.55         $16.64      $15.05      $12.50
Net investment income (loss)(H)            0.15           0.13        0.16        0.02
Net realized and unrealized gain
(loss) on investments                      2.28           1.27        2.02        3.04
                                       ---------      ---------   ---------   ---------
Total from investment operations           2.43           1.40        2.18        3.06
                                       ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                (0.17)         (0.14)      (0.11)      (0.51)
From net realized gain                    (1.45)         (1.35)      (0.48)          -
                                       ---------      ---------   ---------   ---------
                                          (1.62)         (1.49)      (0.59)      (0.51)
                                       ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $17.36         $16.55      $16.64      $15.05
                                       =========      =========   =========   =========
       TOTAL RETURN (%)(K)                15.17(L)        8.58       14.91       24.49(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $301           $300        $327          $2
Ratio of net expenses to average net
assets (%)                                 0.81           0.82        0.81        1.30(R)
Ratio of gross expenses to average
net assets (%)                             0.81(P)        0.82        0.81        2.59(P)(R)
Ratio of net investment income (loss)
to average net assets (%)                  0.91           0.77        1.05        0.18(R)
Portfolio turnover (%)                      141            133         158          96(M)

                                                     QUANTITATIVE ALL CAP
                                       ------------------------------------------------
                                                          SERIES II
                                       ------------------------------------------------

                                                  PERIOD ENDED DECEMBER 31,
                                       ------------------------------------------------
                                         2006           2005        2004       2003(A)
                                       ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD     $16.53         $16.63      $15.05      $12.50
Net investment income (loss)(H)            0.12           0.10        0.09           -(J)
Net realized and unrealized gain
(loss) on investments                      2.26           1.27        2.06        3.05
                                       ---------      ---------   ---------   ---------
Total from investment operations           2.38           1.37        2.15        3.05
                                       ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                (0.13)         (0.12)      (0.09)      (0.50)
From net realized gain                    (1.45)         (1.35)      (0.48)          -
                                       ---------      ---------   ---------   ---------
                                          (1.58)         (1.47)      (0.57)      (0.50)
                                       ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $17.33         $16.53      $16.63      $15.05
                                       =========      =========   =========   =========
       TOTAL RETURN (%)(K)                14.91(L)        8.36       14.67       24.38(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                    $6             $6          $5          $3
Ratio of net expenses to average net
assets (%)                                 1.01           1.02        1.13        1.50(R)
Ratio of gross expenses to average
net assets (%)                             1.01(P)        1.02        1.13        2.81(P)(R)
Ratio of net investment income (loss)
to average net assets (%)                  0.71           0.58        0.60       (0.02)(R)
Portfolio turnover (%)                      141            133         158          96(M)

                                         QUANTITATIVE ALL CAP
                                       ------------------------
                                              SERIES NAV
                                       ------------------------
                                             PERIOD ENDED
                                             DECEMBER 31,
                                       ------------------------
                                         2006          2005(A)
                                       ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD     $16.59          $15.38
Net investment income (loss)(H)            0.16            0.11
Net realized and unrealized gain
(loss) on investments                      2.29            2.26
                                       ---------      ---------
Total from investment operations           2.45            2.37
                                       ---------      ---------
LESS DISTRIBUTIONS
From net investment income                (0.18)          (0.16)
From net realized gain                    (1.45)          (1.00)
                                       ---------      ---------
                                          (1.63)          (1.16)
                                       ---------      ---------
NET ASSET VALUE, END OF PERIOD           $17.41          $16.59
                                       =========      =========
       TOTAL RETURN (%)(K)                15.24(L)        15.35(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                     -(N)            -(N)
Ratio of net expenses to average net
assets (%)                                 0.76            0.78(R)
Ratio of gross expenses to average
net assets (%)                             0.76(P)         0.78(R)
Ratio of net investment income (loss)
to average net assets (%)                  0.92            0.88(R)
Portfolio turnover (%)                      141             133

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

                                                         QUANTITATIVE MID CAP
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.68         $12.92      $10.93       $7.89      $10.20
Net investment income (loss)(H)          0.01          (0.01)      (0.01)      (0.01)      (0.01)
Net realized and unrealized gain
(loss) on investments                    0.64           1.77        2.00        3.05       (2.30)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.65           1.76        1.99        3.04       (2.31)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                  (4.53)             -           -           -           -
                                     ---------      ---------   ---------   ---------   ---------
                                        (4.53)             -           -           -           -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $10.80         $14.68      $12.92      $10.93       $7.89
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               4.09(L)       13.62       18.21       38.53      (22.65)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $13            $18        $132        $110         $78
Ratio of net expenses to average
net assets (%)                           0.92           0.89        0.89        0.90        0.90
Ratio of gross expenses to average
net assets (%)                           0.92(P)        0.89        0.89        0.90        0.90
Ratio of net investment income
(loss) to average net assets (%)         0.05          (0.06)      (0.11)      (0.10)      (0.07)
Portfolio turnover (%)                    188            110         157         107         273

                                                         QUANTITATIVE MID CAP
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.57         $12.85      $10.90       $7.88       $10.03
Net investment income (loss)(H)         (0.02)         (0.04)      (0.03)      (0.03)       (0.02)
Net realized and unrealized gain
(loss) on investments                    0.63           1.76        1.98        3.05        (2.13)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.61           1.72        1.95        3.02        (2.15)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                  (4.53)             -           -           -            -
                                     ---------      ---------   ---------   ---------   ---------
                                        (4.53)             -           -           -            -
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $10.65         $14.57      $12.85      $10.90        $7.88
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               3.79(L)       13.39       17.89       38.32       (21.44)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $11            $16         $12          $7           $2
Ratio of net expenses to average
net assets (%)                           1.12           1.13        1.09        1.10         1.10(R)
Ratio of gross expenses to average
net assets (%)                           1.12(P)        1.13        1.09        1.10         1.10(R)
Ratio of net investment income
(loss) to average net assets (%)        (0.15)         (0.29)      (0.30)      (0.30)       (0.31)(R)
Portfolio turnover (%)                    188            110         157         107          273

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                          QUANTITATIVE
                                            MID CAP
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.69         $12.46
Net investment income (loss)(H)         0.01              -(J)
Net realized and unrealized gain
(loss) on investments                   0.64           2.23
                                    ---------      ---------
Total from investment operations        0.65           2.23
                                    ---------      ---------
LESS DISTRIBUTIONS
From net realized gain                 (4.53)             -
                                    ---------      ---------
                                       (4.53)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $10.81         $14.69
                                    =========      =========
       TOTAL RETURN (%)(K)              4.09(L)       17.90(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $14            $12
Ratio of net expenses to average
net assets (%)                          0.87           1.05(R)
Ratio of gross expenses to average
net assets (%)                          0.87(P)        1.05(R)
Ratio of net investment income
(loss) to average net assets (%)        0.11          (0.01)(R)
Portfolio turnover (%)                   188            110

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

                                                                                QUANTITATIVE VALUE
                                                  ------------------------------------------------------------------------------
                                                                SERIES I                                 SERIES II
                                                  ------------------------------------      ------------------------------------

                                                       PERIOD ENDED DECEMBER 31,                 PERIOD ENDED DECEMBER 31,
                                                  ------------------------------------      ------------------------------------
                                                    2006           2005       2004(A)         2006           2005       2004(A)
                                                  ---------      ---------   ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $15.16         $14.67      $12.50         $15.18         $14.66      $12.50
Net investment income (loss)(H)                       0.23           0.17        0.10           0.20           0.11        0.08
Net realized and unrealized gain (loss) on
investments                                           2.55           1.11        2.07           2.57           1.12        2.08
                                                  ---------      ---------   ---------      ---------      ---------   ---------
Total from investment operations                      2.78           1.28        2.17           2.77           1.23        2.16
                                                  ---------      ---------   ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.28)         (0.08)          -          (0.25)             -           -
From net realized gain                               (2.42)         (0.71)          -          (2.42)         (0.71)          -
                                                  ---------      ---------   ---------      ---------      ---------   ---------
                                                     (2.70)         (0.79)          -          (2.67)         (0.71)          -
                                                  ---------      ---------   ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $15.24         $15.16      $14.67         $15.28         $15.18      $14.66
                                                  =========      =========   =========      =========      =========   =========
       TOTAL RETURN (%)(K)                           21.09(L)        9.19       17.36(M)       20.97(L)        8.82       17.28(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $1             $1        $183             $5             $3         $43
Ratio of net expenses to average net assets (%)       0.78           0.80        0.83(R)        0.98           1.00        1.03(R)
Ratio of gross expenses to average net assets
(%)                                                   0.78(P)        0.80        0.83(R)        0.98(P)        1.00        1.03(R)
Ratio of net investment income (loss) to average
net assets (%)                                        1.59           1.23        1.13(R)        1.37           0.78        0.96(R)
Portfolio turnover (%)                                 155            225         108(M)         155            225         108(M)

                                                     QUANTITATIVE VALUE
                                                  ------------------------
                                                         SERIES NAV
                                                  ------------------------
                                                        PERIOD ENDED
                                                        DECEMBER 31,
                                                  ------------------------
                                                    2006          2005(A)
                                                  ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $15.15          $14.94
Net investment income (loss)(H)                       0.23            0.18
Net realized and unrealized gain (loss) on
investments                                           2.57            0.83
                                                  ---------      ---------
Total from investment operations                      2.80            1.01
                                                  ---------      ---------
LESS DISTRIBUTIONS
From net investment income                           (0.28)          (0.09)
From net realized gain                               (2.42)          (0.71)
                                                  ---------      ---------
                                                     (2.70)          (0.80)
                                                  ---------      ---------
NET ASSET VALUE, END OF PERIOD                      $15.25          $15.15
                                                  =========      =========
       TOTAL RETURN (%)(K)                           21.29(L)         7.26(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $513            $191
Ratio of net expenses to average net assets (%)       0.73            0.76(R)
Ratio of gross expenses to average net assets
(%)                                                   0.73(P)         0.76(R)
Ratio of net investment income (loss) to average
net assets (%)                                        1.62            1.50(R)
Portfolio turnover (%)                                 155             225

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                        REAL
                                       ESTATE
                                       EQUITY
                                    ------------
                                     SERIES NAV
                                    ------------
                                    PERIOD ENDED
                                    DECEMBER 31,
                                    ------------
                                      2006(A)
                                    ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $12.50
Net investment income (loss)(H)            0.26
Net realized and unrealized gain
(loss) on investments                      2.43
                                    ------------
Total from investment operations           2.69
                                    ------------
NET ASSET VALUE, END OF PERIOD           $15.19
                                    ============
       TOTAL RETURN (%)(L)                21.52(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $312
Ratio of net expenses to average
net assets (%)                             0.88(R)
Ratio of gross expenses to average
net assets (%)(P)                          0.90(R)
Ratio of net investment income
(loss) to average net assets (%)           2.80(R)
Portfolio turnover (%)                       66(M)

(A)  Series NAV shares began operations on 4-28-06.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                REAL ESTATE SECURITIES
                                            ---------------------------------------------------------------
                                                                       SERIES I
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003        2002
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $24.87         $26.81         $20.85      $15.44      $15.52
Net investment income (loss)(H)                 0.62           0.79           0.76        0.69        0.83
Net realized and unrealized gain (loss) on
investments                                     7.42           1.61           5.74        5.20       (0.38)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                8.04           2.40           6.50        5.89        0.45
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.50)         (0.55)         (0.54)      (0.48)      (0.53)
From net realized gain                         (4.77)         (3.79)             -           -           -
                                            ---------      ---------      ---------   ---------   ---------
                                               (5.27)         (4.34)         (0.54)      (0.48)      (0.53)
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $27.64         $24.87         $26.81      $20.85      $15.44
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     38.10(L)(Y)    11.85          32.04       39.15        2.58
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $313           $265           $612        $448        $303
Ratio of net expenses to average net
assets (%)                                      0.78           0.81           0.80        0.80        0.84
Ratio of gross expenses to average net
assets (%)                                      0.78(P)        0.81           0.80        0.80        0.84
Ratio of net investment income (loss) to
average net assets (%)                          2.48           3.31           3.38        3.93        5.28
Portfolio turnover (%)                            67             92(X)          82          30          74

                                                                REAL ESTATE SECURITIES
                                            ---------------------------------------------------------------
                                                                       SERIES II
                                            ---------------------------------------------------------------
                                                               PERIOD ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2006           2005           2004        2003       2002(A)
                                            ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $24.84         $26.69         $20.79      $15.43       $15.44
Net investment income (loss)(H)                 0.57           0.71           0.74        0.60         0.85
Net realized and unrealized gain (loss) on
investments                                     7.41           1.65           5.69        5.25        (0.33)
                                            ---------      ---------      ---------   ---------   ---------
Total from investment operations                7.98           2.36           6.43        5.85         0.52
                                            ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                     (0.46)         (0.42)         (0.53)      (0.49)       (0.53)
From net realized gain                         (4.77)         (3.79)             -           -            -
                                            ---------      ---------      ---------   ---------   ---------
                                               (5.23)         (4.21)         (0.53)      (0.49)       (0.53)
                                            ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                $27.59         $24.84         $26.69      $20.79       $15.43
                                            =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                     37.82(L)(Y)    11.65          31.77       38.93         3.05(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $169           $131           $374        $168          $49
Ratio of net expenses to average net
assets (%)                                      0.98           1.00           1.00        1.00         1.04(R)
Ratio of gross expenses to average net
assets (%)                                      0.98(P)        1.00           1.00        1.00         1.04(R)
Ratio of net investment income (loss) to
average net assets (%)                          2.30           2.92           3.29        3.33         6.03(R)
Portfolio turnover (%)                            67             92(X)          82          30           74

                                          REAL ESTATE
                                           SECURITIES
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $24.83         $25.30
Net investment income (loss)(H)         0.59           0.78
Net realized and unrealized gain
(loss) on investments                   7.44           3.14
                                    ---------      ---------
Total from investment operations        8.03           3.92
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.51)         (0.60)
From net realized gain                 (4.77)         (3.79)
                                    ---------      ---------
                                       (5.28)         (4.39)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $27.58         $24.83
                                    =========      =========
       TOTAL RETURN (%)(K)             38.17(L)(Y)    18.62(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $437           $828
Ratio of net expenses to average
net assets (%)                          0.73           0.75(R)
Ratio of gross expenses to average
net assets (%)                          0.73(P)        0.75(R)
Ratio of net investment income
(loss) to average net assets (%)        2.31           3.87(R)
Portfolio turnover (%)                    67             92(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  REAL RETURN BOND
                               ------------------------------------------------------
                                                      SERIES I
                               ------------------------------------------------------

                                             PERIOD ENDED DECEMBER 31,
                               ------------------------------------------------------
                                 2006           2005           2004          2003(A)
                               ---------      ---------      ---------      ---------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                           $13.55         $14.00         $13.11         $12.50
Net investment income
(loss)(H)                          0.54           0.27           0.09           0.08
Net realized and unrealized
gain (loss) on investments        (0.52)         (0.08)          1.08           0.53
                               ---------      ---------      ---------      ---------
Total from investment
operations                         0.02           0.19           1.17           0.61
                               ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income        (0.33)             -          (0.06)             -
From net realized gain            (0.25)         (0.64)         (0.22)             -
                               ---------      ---------      ---------      ---------
                                  (0.58)         (0.64)         (0.28)             -
                               ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
PERIOD                           $12.99         $13.55         $14.00         $13.11
                               =========      =========      =========      =========
       TOTAL RETURN (%)(K)         0.23(L)        1.44           9.06           4.88(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                            $5             $4           $196           $137
Ratio of net expenses to
average net assets (%)             0.82(T)        0.81           0.82           0.83(R)
Ratio of gross expenses to
average net assets (%)             0.82(P)(T)     0.81           0.82           0.83(R)
Ratio of net investment
income (loss) to average net
assets (%)                         4.09           1.93           0.68           1.00(R)
Portfolio turnover (%)              989(Y)       1,239(Y)       1,151(Y)         574(M)

                                                                 REAL RETURN BOND
                               ------------------------------------------------------------------------------------
                                                     SERIES II                                    SERIES NAV
                               ------------------------------------------------------      ------------------------
                                                                                                 PERIOD ENDED
                                             PERIOD ENDED DECEMBER 31,                           DECEMBER 31,
                               ------------------------------------------------------      ------------------------
                                 2006           2005           2004          2003(A)        2006(B)        2005(A)
                               ---------      ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                           $13.45         $13.95         $13.10         $12.50         $13.45          $13.93
Net investment income
(loss)(H)                          0.50           0.29           0.06           0.06           0.54            0.31
Net realized and unrealized
gain (loss) on investments        (0.51)         (0.13)          1.07           0.54          (0.52)          (0.05)
                               ---------      ---------      ---------      ---------      ---------      ---------
Total from investment
operations                        (0.01)          0.16           1.13           0.60           0.02            0.26
                               ---------      ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income        (0.31)         (0.02)         (0.06)             -          (0.34)          (0.10)
From net realized gain            (0.25)         (0.64)         (0.22)             -          (0.25)          (0.64)
                               ---------      ---------      ---------      ---------      ---------      ---------
                                  (0.56)         (0.66)         (0.28)             -          (0.59)          (0.74)
                               ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
PERIOD                           $12.88         $13.45         $13.95         $13.10         $12.88          $13.45
                               =========      =========      =========      =========      =========      =========
       TOTAL RETURN (%)(K)        (0.04)(L)       1.21           8.73           4.80(M)        0.20(L)         1.95(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                          $108           $145           $343           $142           $872            $542
Ratio of net expenses to
average net assets (%)             1.02(T)        1.02           1.02           1.03(R)        0.77(T)         0.76(R)
Ratio of gross expenses to
average net assets (%)             1.02(P)(T)     1.02           1.02           1.03(R)        0.77(P)(T)      0.76(R)
Ratio of net investment
income (loss) to average net
assets (%)                         3.84           2.14           0.50           0.67(R)        4.15            2.70(R)
Portfolio turnover (%)              989(Y)       1,239(Y)       1,151(Y)         574(M)         989(Y)        1,239(Y)

(A) Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
(B)  Unaudited.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(M)  Not annualized.

(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(T) Includes interest expense on securities sold short, the ratio is less than 0.01%.
(Y)  Includes the effect of dollar roll transactions, if any.

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--------------------------------------------------------------------------------

                                                         SCIENCE & TECHNOLOGY
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006        2005        2004        2003           2002
                                     ---------   ---------   ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.77      $11.53      $11.43       $7.60         $12.83
Net investment income (loss)(H)         (0.06)      (0.07)      (0.03)      (0.07)         (0.08)
Net realized and unrealized gain
(loss) on investments                    0.71        0.31        0.13        3.90          (5.15)
                                     ---------   ---------   ---------   ---------      ---------
Total from investment operations         0.65        0.24        0.10        3.83          (5.23)
                                     ---------   ---------   ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD         $12.42      $11.77      $11.53      $11.43          $7.60
                                     =========   =========   =========   =========      =========
       TOTAL RETURN (%)(L)               5.52        2.08        0.87       50.39         (40.76)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $347        $403        $490        $558           $359
Ratio of net expenses to average
net assets (%)                           1.16        1.14        1.13        1.16(T)        1.15
Ratio of gross expenses to average
net assets (%)(P)                        1.18        1.17        1.16        1.19(T)        1.17
Ratio of net investment income
(loss) to average net assets (%)        (0.48)      (0.59)      (0.28)      (0.79)         (0.87)
Portfolio turnover (%)                    194          54          55          56(X)          59

                                                         SCIENCE & TECHNOLOGY
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006        2005        2004        2003          2002(A)
                                     ---------   ---------   ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.72      $11.51      $11.42       $7.59          $12.61
Net investment income (loss)(H)         (0.08)      (0.09)      (0.05)      (0.10)          (0.08)
Net realized and unrealized gain
(loss) on investments                    0.71        0.30        0.14        3.93           (4.94)
                                     ---------   ---------   ---------   ---------      ---------
Total from investment operations         0.63        0.21        0.09        3.83           (5.02)
                                     ---------   ---------   ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD         $12.35      $11.72      $11.51      $11.42           $7.59
                                     =========   =========   =========   =========      =========
       TOTAL RETURN (%)(L)               5.38        1.82        0.79       50.46          (39.81)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $61         $62         $71         $66             $11
Ratio of net expenses to average
net assets (%)                           1.36        1.34        1.33        1.36(T)         1.35(R)
Ratio of gross expenses to average
net assets (%)(P)                        1.39        1.37        1.36        1.39(T)         1.37(R)
Ratio of net investment income
(loss) to average net assets (%)        (0.68)      (0.79)      (0.42)      (0.99)          (1.07)(R)
Portfolio turnover (%)                    194          54          55          56(X)           59

                                          SCIENCE &
                                         TECHNOLOGY
                                    ---------------------
                                         SERIES NAV
                                    ---------------------
                                        PERIOD ENDED
                                        DECEMBER 31,
                                    ---------------------
                                      2006       2005(A)
                                    ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.78      $10.45
Net investment income (loss)(H)        (0.04)      (0.05)
Net realized and unrealized gain
(loss) on investments                   0.70        1.38
                                    ---------   ---------
Total from investment operations        0.66        1.33
                                    ---------   ---------
NET ASSET VALUE, END OF PERIOD        $12.44      $11.78
                                    =========   =========
       TOTAL RETURN (%)(L)              5.60       12.73(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $1           -(N)
Ratio of net expenses to average
net assets (%)                          1.12        1.10(R)
Ratio of gross expenses to average
net assets (%)(P)                       1.15        1.13(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.51)      (0.58)(R)
Portfolio turnover (%)                   194          54

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(T) The ratios of gross and net operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38% and 1.35% for Series II, respectively.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                            SHORT-TERM BOND
                                                  -------------------------------------------------------------------
                                                                              SERIES NAV
                                                  -------------------------------------------------------------------
                                                                       PERIOD ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------
                                                    2006          2005(F)        2004(G)    2003(E)(G)    2002(E)(G)
                                                  ---------      ---------      ---------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $9.98          $9.93         $10.13        $10.23         $10.11
Net investment income (loss)                          0.41(H)        0.31(H)        0.30          0.37           0.44
Net realized and unrealized gain (loss) on
investments                                           0.03          (0.11)         (0.15)        (0.10)          0.12
                                                  ---------      ---------      ---------   -----------   -----------
Total from investment operations                      0.44           0.20           0.15          0.27           0.56
                                                  ---------      ---------      ---------   -----------   -----------
LESS DISTRIBUTIONS
From net investment income                           (0.34)         (0.15)         (0.30)        (0.35)         (0.41)
From net realized gain                                   -              -              -             -(J)           -
From capital paid-in                                     -              -          (0.05)        (0.02)         (0.03)
                                                  ---------      ---------      ---------   -----------   -----------
                                                     (0.34)         (0.15)         (0.35)        (0.37)         (0.44)
                                                  ---------      ---------      ---------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                      $10.08          $9.98          $9.93        $10.13         $10.23
                                                  =========      =========      =========   ===========   ===========
       TOTAL RETURN (%)(K)                            4.55(L)(Y)     2.07           1.42          2.76           5.67
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $297           $207           $253          $260           $241
Ratio of net expenses to average net assets (%)       0.62           0.72           0.69          0.67           0.68
Ratio of gross expenses to average net assets
(%)                                                   0.62(P)        0.72           0.69          0.67           0.68
Ratio of net investment income (loss) to average
net assets (%)                                        4.15           3.08           2.96          3.68           4.29
Portfolio turnover (%)                                  99             36             39            59             97

(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond Trust. Additionally, the accounting and performance history of the VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond Trust.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P)  Does not take into consideration expense reductions during periods shown.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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--------------------------------------------------------------------------------

                                                                         SMALL CAP
                                    ------------------------------------------------------------------------------------
                                            SERIES I                     SERIES II                     SERIES NAV
                                    ------------------------      ------------------------      ------------------------
                                          PERIOD ENDED                  PERIOD ENDED                  PERIOD ENDED
                                          DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                    ------------------------      ------------------------      ------------------------
                                      2006          2005(A)         2006          2005(A)         2006          2005(A)
                                    ---------      ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.30         $12.50         $14.30         $12.50         $14.31          $12.50
Net investment income (loss)(H)        (0.05)         (0.06)         (0.07)         (0.07)         (0.04)          (0.05)
Net realized and unrealized gain
(loss) on investments                   1.12           1.86           1.12           1.87           1.12            1.86
                                    ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations        1.07           1.80           1.05           1.80           1.08            1.81
                                    ---------      ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net realized gain                 (1.24)            --          (1.24)            --          (1.24)             --
                                    ---------      ---------      ---------      ---------      ---------      ---------
                                       (1.24)            --          (1.24)            --          (1.24)             --
                                    ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD        $14.13         $14.30         $14.11         $14.30         $14.15          $14.31
                                    =========      =========      =========      =========      =========      =========
       TOTAL RETURN (%)                 7.56(L)       14.40(M)        7.41(L)       14.40(M)        7.63(L)        14.48(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $1             $1             $1             $1           $230            $146
Ratio of net expenses to average
net assets (%)                          0.96           0.97(R)        1.14           1.18(R)        0.89            0.92(R)
Ratio of gross expenses to average
net assets (%)                          0.96(P)        0.97(R)        1.14(P)        1.18(R)        0.89(P)         0.92(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.33)         (0.58)(R)      (0.54)         (0.76)(R)      (0.30)          (0.49)(R)
Portfolio turnover (%)                    65            129(M)          65            129(M)          65             129(M)

(A)  Series I, Series II and Series NAV shares all began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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--------------------------------------------------------------------------------

                                                         SMALL CAP GROWTH
                                      ------------------------------------------------------
                                              SERIES I                     SERIES II
                                      ------------------------      ------------------------
                                            PERIOD ENDED                  PERIOD ENDED
                                            DECEMBER 31,                  DECEMBER 31,
                                      ------------------------      ------------------------
                                        2006          2005(A)         2006          2005(A)
                                      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD    $10.16          $8.06         $10.14          $8.06
Net investment income (loss)(H)          (0.08)(U)      (0.06)         (0.10)(U)      (0.07)
Net realized and unrealized gain
(loss) on investments                     1.45           2.38           1.44           2.37
                                      ---------      ---------      ---------      ---------
Total from investment operations          1.37           2.32           1.34           2.30
                                      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                   -              -              -              -
From net realized gain                       -          (0.22)             -          (0.22)
From capital paid-in                         -              -              -              -
                                      ---------      ---------      ---------      ---------
                                             -          (0.22)             -          (0.22)
                                      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD          $11.53         $10.16         $11.48         $10.14
                                      =========      =========      =========      =========
       TOTAL RETURN (%)(K)               13.48(L)(Y)    29.00(M)       13.21(L)(Y)    28.75(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $23             $1            $31            $19
Ratio of net expenses to average net
assets (%)                                1.22           1.23(R)        1.40           1.41(R)
Ratio of gross expenses to average
net assets (%)                            1.22(P)        1.23(R)        1.40(P)        1.41(R)
Ratio of net investment income
(loss) to average net assets (%)         (0.73)(U)      (0.90)(R)      (0.95)(U)      (1.07)(R)
Portfolio turnover (%)                     162            140            162            140

                                                                   SMALL CAP GROWTH
                                      --------------------------------------------------------------------------
                                                                      SERIES NAV
                                      --------------------------------------------------------------------------

                                                              PERIOD ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------
                                        2006             2005(F)        2004(G)       2003(E)(G)        2002(G)
                                      ---------         ---------      ---------      -----------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD    $10.17             $8.87          $8.10            $6.30           $8.79
Net investment income (loss)(H)          (0.08)(H)(U)      (0.08)(H)          -(J)         (0.03)           0.01
Net realized and unrealized gain
(loss) on investments                     1.45              1.60           0.77             3.07           (2.49)
                                      ---------         ---------      ---------      -----------      ---------
Total from investment operations          1.37              1.52           0.77             3.04           (2.48)
                                      ---------         ---------      ---------      -----------      ---------
LESS DISTRIBUTIONS
From net investment income                   -                 -              -                -           (0.01)
From net realized gain                       -             (0.22)             -                -               -
From capital paid-in                         -                 -              -            (1.24)              -
                                      ---------         ---------      ---------      -----------      ---------
                                             -             (0.22)             -            (1.24)          (0.01)
                                      ---------         ---------      ---------      -----------      ---------
NET ASSET VALUE, END OF PERIOD          $11.54            $10.17          $8.87            $8.10           $6.30
                                      =========         =========      =========      ===========      =========
       TOTAL RETURN (%)(K)               13.47(L)(Y)       17.34           9.45(L)         48.83(L)       (28.21)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $241              $253           $228              $87             $50
Ratio of net expenses to average net
assets (%)                                1.14              1.13           1.14             1.11            1.00
Ratio of gross expenses to average
net assets (%)                            1.15(P)           1.13           1.35(P)          1.21(P)         1.04(P)
Ratio of net investment income
(loss) to average net assets (%)         (0.70)(U)         (0.84)         (0.71)           (0.59)           0.19
Portfolio turnover (%)                     162               140            160(X)           235              45

(A)  Series I and Series II, began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Cap Growth. Additionally, the accounting and performance history of the VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not Annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(U)  Net investment income (loss) per share and ratio of net investment income
     (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to the following amounts:

                                                  PERCENTAGE
                                      PER         OF AVERAGE
                                     SHARE        NET ASSETS
                                   ---------      -----------
   Series I                          $0.01           0.13%
   Series II                          0.01           0.06
   Series NAV                         0.01           0.06

(X)  Excludes merger activity.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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--------------------------------------------------------------------------------

                                                                      SMALL CAP INDEX
                                                ------------------------------------------------------------
                                                                          SERIES I
                                                ------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2006           2005        2004        2003        2002
                                                ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $14.89         $14.97      $12.80       $8.78      $11.28
Net investment income (loss)(H)                     0.16           0.11        0.09        0.06        0.10
Net realized and unrealized gain (loss) on
investments                                         2.43           0.41        2.12        3.96       (2.52)
                                                ---------      ---------   ---------   ---------   ---------
Total from investment operations                    2.59           0.52        2.21        4.02       (2.42)
                                                ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                         (0.08)         (0.08)      (0.04)          -       (0.08)
From net realized gain                             (0.43)         (0.52)          -           -           -
                                                ---------      ---------   ---------   ---------   ---------
                                                   (0.51)         (0.60)      (0.04)          -       (0.08)
                                                ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $16.97         $14.89      $14.97      $12.80       $8.78
                                                =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)                         17.61(L)(Y)     3.89       17.33       45.79      (21.47)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $239           $189        $179        $137         $59
Ratio of net expenses to average net assets
(%)                                                 0.57           0.57        0.57        0.58        0.59
Ratio of gross expenses to average net assets
(%)                                                 0.57(P)        0.57        0.57        0.58        0.59
Ratio of net investment income (loss) to
average net assets (%)                              1.00           0.76        0.69        0.61        1.05
Portfolio turnover (%)                                27             29          26          36          57

                                                                      SMALL CAP INDEX
                                                ------------------------------------------------------------
                                                                         SERIES II
                                                ------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2006           2005        2004        2003       2002(A)
                                                ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $14.83         $14.91      $12.76       $8.78       $11.07
Net investment income (loss)(H)                     0.12           0.08        0.07        0.04         0.07
Net realized and unrealized gain (loss) on
investments                                         2.42           0.41        2.11        3.94        (2.28)
                                                ---------      ---------   ---------   ---------   ---------
Total from investment operations                    2.54           0.49        2.18        3.98        (2.21)
                                                ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                         (0.05)         (0.05)      (0.03)          -        (0.08)
From net realized gain                             (0.43)         (0.52)          -           -            -
                                                ---------      ---------   ---------   ---------   ---------
                                                   (0.48)         (0.57)      (0.03)          -        (0.08)
                                                ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $16.89         $14.83      $14.91      $12.76        $8.78
                                                =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)                         17.35(L)(Y)     3.70       17.13       45.33       (19.95)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $51            $52         $54         $38          $10
Ratio of net expenses to average net assets
(%)                                                 0.77           0.77        0.77        0.78         0.79(R)
Ratio of gross expenses to average net assets
(%)                                                 0.77(P)        0.77        0.77        0.78         0.79(R)
Ratio of net investment income (loss) to
average net assets (%)                              0.78           0.55        0.49        0.39         0.87(R)
Portfolio turnover (%)                                27             29          26          36           57

                                                                  SMALL CAP INDEX
                                                              ------------------------
                                                                     SERIES NAV
                                                              ------------------------
                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                                2006          2005(A)
                                                              ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                            $14.90         $12.77
Net investment income (loss)(H)                                   0.17           0.09
Net realized and unrealized gain (loss) on investments            2.43           2.04
                                                              ---------      ---------
Total from investment operations                                  2.60           2.13
                                                              ---------      ---------
LESS DISTRIBUTIONS
From net investment income                                       (0.09)             -
From net realized gain                                           (0.43)             -
                                                              ---------      ---------
                                                                 (0.52)             -
                                                              ---------      ---------
NET ASSET VALUE, END OF PERIOD                                  $16.98         $14.90
                                                              =========      =========
       TOTAL RETURN (%)(K)                                       17.64(L)(Y)    16.68(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $179            $93
Ratio of net expenses to average net assets (%)                   0.52           0.53(R)
Ratio of gross expenses to average net assets (%)                 0.52(P)        0.53(R)
Ratio of net investment income (loss) to average net assets
(%)                                                               1.07           0.92(R)
Portfolio turnover (%)                                              27             29

(A) Series II and Series NAV began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   SMALL CAP OPPORTUNITIES
                                     ---------------------------------------------------
                                                          SERIES I
                                     ---------------------------------------------------
                                                  PERIOD ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                       2006           2005           2004       2003(A)
                                     ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $22.82         $21.62         $17.50      $12.50
Net investment income (loss)(H)          0.29           0.17           0.16        0.10
Net realized and unrealized gain
(loss) on investments                    2.09           1.45           4.28        4.90
                                     ---------      ---------      ---------   ---------
Total from investment operations         2.38           1.62           4.44        5.00
                                     ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.17)             -          (0.02)          -
From net realized gain                  (0.63)         (0.42)         (0.30)          -
                                     ---------      ---------      ---------   ---------
                                        (0.80)         (0.42)         (0.32)          -
                                     ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD         $24.40         $22.82         $21.62      $17.50
                                     =========      =========      =========   =========
       TOTAL RETURN (%)(K)              10.45(L)        7.77          25.78       40.00(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $110           $124            $95         $36
Ratio of net expenses to average
net assets (%)                           1.07           1.12           1.13        1.23(R)
Ratio of gross expenses to average
net assets (%)                           1.07(P)        1.12           1.13        1.23(R)
Ratio of net investment income
(loss) to average net assets (%)         1.23           0.76           0.88        0.33(R)
Portfolio turnover (%)                     36            113(X)          40          17(M)

                                                                   SMALL CAP OPPORTUNITIES
                                     -----------------------------------------------------------------------------------
                                                          SERIES II                                   SERIES NAV
                                     ---------------------------------------------------      --------------------------
                                                  PERIOD ENDED DECEMBER 31,                   PERIOD ENDED DECEMBER 31,
                                     ---------------------------------------------------      --------------------------
                                       2006           2005           2004       2003(A)          2006          2005(A)
                                     ---------      ---------      ---------   ---------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $22.71         $21.55         $17.48      $12.50          $22.72          $21.40
Net investment income (loss)(H)          0.24           0.11           0.15        0.02            0.32            0.18
Net realized and unrealized gain
(loss) on investments                    2.07           1.47           4.24        4.96            2.05            1.67
                                     ---------      ---------      ---------   ---------      ----------      ----------
Total from investment operations         2.31           1.58           4.39        4.98            2.37            1.85
                                     ---------      ---------      ---------   ---------      ----------      ----------
LESS DISTRIBUTIONS
From net investment income              (0.13)             -          (0.02)          -           (0.18)          (0.11)
From net realized gain                  (0.63)         (0.42)         (0.30)          -           (0.63)          (0.42)
                                     ---------      ---------      ---------   ---------      ----------      ----------
                                        (0.76)         (0.42)         (0.32)          -           (0.81)          (0.53)
                                     ---------      ---------      ---------   ---------      ----------      ----------
NET ASSET VALUE, END OF PERIOD         $24.26         $22.71         $21.55      $17.48          $24.28          $22.72
                                     =========      =========      =========   =========      ==========      ==========
       TOTAL RETURN (%)(K)              10.19(L)        7.61          25.48       39.84(M)        10.47(L)         8.98(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $76            $83           $127         $33            $272            $183
Ratio of net expenses to average
net assets (%)                           1.27           1.32           1.33        1.43(R)         1.02            1.06(R)
Ratio of gross expenses to average
net assets (%)                           1.27(P)        1.32           1.33        1.43(R)         1.02(P)         1.06(R)
Ratio of net investment income
(loss) to average net assets (%)         1.03           0.49           0.81        0.23(R)         1.39            1.00(R)
Portfolio turnover (%)                     36            113(X)          40          17(M)           36             113(X)

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        SMALL CAP VALUE
                                                  ------------------------------------------------------------
                                                           SERIES I                         SERIES II
                                                  ---------------------------      ---------------------------
                                                         PERIOD ENDED                     PERIOD ENDED
                                                         DECEMBER 31,                     DECEMBER 31,
                                                  ---------------------------      ---------------------------
                                                    2006             2005(A)         2006             2005(A)
                                                  ---------         ---------      ---------         ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $20.94            $18.45         $20.90             $18.45
Net investment income (loss)(H)                       0.17              0.04           0.09                  -(J)
Net realized and unrealized gain (loss) on
investments                                           3.36              2.68           3.39               2.68
                                                  ---------         ---------      ---------         ---------
Total from investment operations                      3.53              2.72           3.48               2.68
                                                  ---------         ---------      ---------         ---------
LESS DISTRIBUTIONS
From net investment income                           (0.01)                -              -                  -
From net realized gain                               (3.88)            (0.23)         (3.88)             (0.23)
                                                  ---------         ---------      ---------         ---------
                                                     (3.89)            (0.23)         (3.88)             (0.23)
                                                  ---------         ---------      ---------         ---------
NET ASSET VALUE, END OF PERIOD                      $20.58            $20.94         $20.50             $20.90
                                                  =========         =========      =========         =========
       TOTAL RETURN (%)(K)                           19.26(L)(Y)       14.78(M)       19.03(L)(Y)        14.56(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $74                $1            $69                $34
Ratio of net expenses to average net assets (%)       1.19              1.18(R)        1.37               1.38(R)
Ratio of gross expenses to average net assets
(%)                                                   1.19(P)           1.18(R)        1.37(P)            1.38(R)
Ratio of net investment income (loss) to average
net assets (%)                                        0.88              0.27(R)        0.48               0.01(R)
Portfolio turnover (%)                                  49                68             49                 68

                                                                               SMALL CAP VALUE
                                                  --------------------------------------------------------------------------
                                                                                  SERIES NAV
                                                  --------------------------------------------------------------------------
                                                                          PERIOD ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------
                                                    2006             2005(F)        2004(G)        2003(G)       2002(E)(G)
                                                  ---------         ---------      ---------      ---------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $20.94            $19.42         $16.56         $12.55            $13.76
Net investment income (loss)                          0.13(H)           0.05(H)        0.19           0.09              0.08
Net realized and unrealized gain (loss) on
investments                                           3.40              1.73           3.99           4.66             (0.96)
                                                  ---------         ---------      ---------      ---------      -----------
Total from investment operations                      3.53              1.78           4.18           4.75             (0.88)
                                                  ---------         ---------      ---------      ---------      -----------
LESS DISTRIBUTIONS
From net investment income                           (0.02)            (0.03)             -              -                 -
From net realized gain                               (3.88)            (0.23)         (1.16)         (0.65)            (0.11)
From capital paid in                                     -                 -          (0.16)         (0.09)            (0.22)
                                                  ---------         ---------      ---------      ---------      -----------
                                                     (3.90)            (0.26)         (1.32)         (0.74)            (0.33)
                                                  ---------         ---------      ---------      ---------      -----------
NET ASSET VALUE, END OF PERIOD                      $20.57            $20.94         $19.42         $16.56            $12.55
                                                  =========         =========      =========      =========      ===========
       TOTAL RETURN (%)(K)                           19.32(L)(Y)        9.21          25.45(L)       37.97(L)          (6.43)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $278              $265           $247           $190              $120
Ratio of net expenses to average net assets (%)       1.11              1.10           1.05           1.05              1.04
Ratio of gross expenses to average net assets
(%)                                                   1.11(P)           1.10           1.06(P)        1.06(P)           1.04
Ratio of net investment income (loss) to average
net assets (%)                                        0.67              0.25           1.11           0.67              0.62
Portfolio turnover (%)                                  49                68             33             30                41

(A)  Series I and Series II began operations on 4-29-05.
(E)  Certain amounts have been reclassified to permit comparison.
(F) Effective 04-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Cap Value Trust. Additionally, the accounting and performance history of the VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value Trust.
(G)  Audited by previous auditor.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                       SMALL COMPANY
                                     ---------------------------------------------------------------------------------
                                                   SERIES I                                    SERIES II
                                     ------------------------------------         ------------------------------------

                                          PERIOD ENDED DECEMBER 31,                    PERIOD ENDED DECEMBER 31,
                                     ------------------------------------         ------------------------------------
                                       2006           2005       2004(A)            2006           2005       2004(A)
                                     ---------      ---------   ---------         ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $15.76         $15.22      $12.50            $15.70         $15.21      $12.50
Net investment income (loss)(H)         (0.06)         (0.07)      (0.04)            (0.11)         (0.09)      (0.06)
Net realized and unrealized gain
(loss) on investments                    1.02           1.00        2.76              1.04           0.97        2.77
                                     ---------      ---------   ---------         ---------      ---------   ---------
Total from investment operations         0.96           0.93        2.72              0.93           0.88        2.71
                                     ---------      ---------   ---------         ---------      ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                  (2.21)         (0.39)          -             (2.21)         (0.39)          -
                                     ---------      ---------   ---------         ---------      ---------   ---------
                                        (2.21)         (0.39)          -             (2.21)         (0.39)          -
                                     ---------      ---------   ---------         ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD         $14.51         $15.76      $15.22            $14.42         $15.70      $15.21
                                     =========      =========   =========         =========      =========   =========
       TOTAL RETURN (%)(K)               5.60(L)        6.32       21.76(L)(M)        5.41(L)        5.99       21.68(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                  $4             $1         $24                $8            $26         $32
Ratio of net expenses to average
net assets (%)                           1.36           1.37        1.59(R)           1.56           1.61        1.79(R)
Ratio of gross expenses to average
net assets (%)                           1.36(P)        1.37        1.67(P)(R)        1.56(P)        1.61        1.87(P)(R)
Ratio of net investment income
(loss) to average net assets (%)        (0.40)         (0.49)      (0.47)(R)         (0.71)         (0.56)      (0.68)(R)
Portfolio turnover (%)                    143            183         107(M)            143            183         107(M)

                                          SMALL COMPANY
                                     ------------------------
                                            SERIES NAV
                                     ------------------------
                                           PERIOD ENDED
                                           DECEMBER 31,
                                     ------------------------
                                       2006          2005(A)
                                     ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $15.76          $15.46
Net investment income (loss)(H)         (0.06)          (0.03)
Net realized and unrealized gain
(loss) on investments                    1.03            0.72
                                     ---------      ---------
Total from investment operations         0.97            0.69
                                     ---------      ---------
LESS DISTRIBUTIONS
From net realized gain                  (2.21)          (0.39)
                                     ---------      ---------
                                        (2.21)          (0.39)
                                     ---------      ---------
NET ASSET VALUE, END OF PERIOD         $14.52          $15.76
                                     =========      =========
       TOTAL RETURN (%)(K)               5.66(L)         4.67(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $53             $40
Ratio of net expenses to average
net assets (%)                           1.31            1.34(R)
Ratio of gross expenses to average
net assets (%)                           1.31(P)         1.34(R)
Ratio of net investment income
(loss) to average net assets (%)        (0.38)          (0.23)(R)
Portfolio turnover (%)                    143             183

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

--------------------------------------------------------------------------------

                                         SMALL COMPANY
                                             GROWTH
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.29         $12.50
Net investment income (loss)(H)        (0.10)         (0.02)
Net realized and unrealized gain
(loss) on investments                   1.94           0.81
                                    ---------      ---------
Total from investment operations        1.84           0.79
                                    ---------      ---------
LESS DISTRIBUTIONS
From net realized gain                 (0.02)             -
                                    ---------      ---------
                                       (0.02)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $15.11         $13.29
                                    =========      =========
       TOTAL RETURN (%)(K)             13.83(L)        6.32(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $106            $58
Ratio of net expenses to average
net assets (%)                          1.11           1.13(R)
Ratio of gross expenses to average
net assets (%)                          1.11(P)        1.13(R)
Ratio of net investment income
(loss) to average net assets (%)       (0.68)         (0.76)(R)
Portfolio turnover (%)                    49              7(M)

(A)  Series NAV began operations on 10-24-05.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         SMALL COMPANY VALUE
                                   ---------------------------------------------------------------
                                                              SERIES I
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003        2002
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $22.21         $21.18         $17.14      $12.90      $13.80
Net investment income (loss)(H)        0.04           0.03           0.09        0.04        0.08
Net realized and unrealized gain
(loss) on investments                  3.27           1.40           4.20        4.28       (0.88)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       3.31           1.43           4.29        4.32       (0.80)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.02)         (0.06)         (0.03)      (0.06)      (0.04)
From net realized gain                (3.61)         (0.34)         (0.22)      (0.02)      (0.06)
                                   ---------      ---------      ---------   ---------   ---------
                                      (3.63)         (0.40)         (0.25)      (0.08)      (0.10)
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $21.89         $22.21         $21.18      $17.14      $12.90
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)            15.42(L)        6.93(L)       25.31       33.66       (5.93)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $275           $291           $521        $386        $305
Ratio of net expenses to average
net assets (%)                         1.08           1.10           1.10        1.11        1.11
Ratio of gross expenses to
average net assets (%)                 1.12(P)        1.12(P)        1.10        1.11        1.12(P)
Ratio of net investment income
(loss) to average net assets (%)       0.19           0.13           0.50        0.26        0.61
Portfolio turnover (%)                   16             12              9          14          19

                                                         SMALL COMPANY VALUE
                                   ---------------------------------------------------------------
                                                              SERIES II
                                   ---------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                   ---------------------------------------------------------------
                                     2006           2005           2004        2003       2002(A)
                                   ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $22.13         $21.10         $17.10      $12.89       $13.83
Net investment income (loss)(H)           -(J)       (0.01)          0.06        0.01         0.13
Net realized and unrealized gain
(loss) on investments                  3.24           1.39           4.18        4.29        (0.97)
                                   ---------      ---------      ---------   ---------   ---------
Total from investment operations       3.24           1.38           4.24        4.30        (0.84)
                                   ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                -          (0.01)         (0.02)      (0.07)       (0.04)
From net realized gain                (3.61)         (0.34)         (0.22)      (0.02)       (0.06)
                                   ---------      ---------      ---------   ---------   ---------
                                      (3.61)         (0.35)         (0.24)      (0.09)       (0.10)
                                   ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $21.76         $22.13         $21.10      $17.10       $12.89
                                   =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)            15.16(L)        6.73(L)       25.06       33.56        (6.20)(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                              $195           $199           $278        $148          $51
Ratio of net expenses to average
net assets (%)                         1.28           1.30           1.30        1.31         1.31(R)
Ratio of gross expenses to
average net assets (%)                 1.32(P)        1.32(P)        1.30        1.31         1.32(P)(R)
Ratio of net investment income
(loss) to average net assets (%)      (0.01)         (0.03)          0.32        0.06         1.12(R)
Portfolio turnover (%)                   16             12              9          14           19

                                         SMALL COMPANY
                                             VALUE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $22.18         $21.03
Net investment income (loss)(H)         0.06           0.06
Net realized and unrealized gain
(loss) on investments                   3.26           1.52
                                    ---------      ---------
Total from investment operations        3.32           1.58
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.03)         (0.09)
From net realized gain                 (3.61)         (0.34)
                                    ---------      ---------
                                       (3.64)         (0.43)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $21.86         $22.18
                                    =========      =========
       TOTAL RETURN (%)(K)(L)          15.50           7.72(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $234           $148
Ratio of net expenses to average
net assets (%)                          1.03           1.04(R)
Ratio of gross expenses to average
net assets (%)(P)                       1.06           1.06(R)
Ratio of net investment income
(loss) to average net assets (%)        0.26           0.33(R)
Portfolio turnover (%)                    16             12

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                    SPECIAL VALUE
                                   ------------------------------------------------
                                                       SERIES I
                                   ------------------------------------------------

                                              PERIOD ENDED DECEMBER 31,
                                   ------------------------------------------------
                                     2006           2005        2004       2003(A)
                                   ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $19.65         $18.68      $15.82      $12.50
Net investment income (loss)(H)        0.08          (0.01)       0.04       (0.04)
Net realized and unrealized gain
(loss) on investments                  1.95           1.05        3.11        3.36
                                   ---------      ---------   ---------   ---------
Total from investment operations       2.03           1.04        3.15        3.32
                                   ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income            (0.01)             -           -           -
From net realized gain                (2.00)         (0.07)      (0.29)          -
                                   ---------      ---------   ---------   ---------
                                      (2.01)         (0.07)      (0.29)          -
                                   ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD       $19.67         $19.65      $18.68      $15.82
                                   =========      =========   =========   =========
       TOTAL RETURN (%)(K)            10.84(L)(T)     5.60       20.18       26.56(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $1             $2         $17         $11
Ratio of net expenses to average
net assets (%)                         1.09           1.25        1.33        1.55(R)
Ratio of gross expenses to
average net assets (%)                 1.09(P)        1.25        1.33        1.64(P)(R)
Ratio of net investment income
(loss) to average net assets (%)       0.41          (0.03)       0.23       (0.44)(R)
Portfolio turnover (%)                   48             84          16          26(M)

                                                                   SPECIAL VALUE
                                   ------------------------------------------------------------------------------
                                                      SERIES II                                 SERIES NAV
                                   ------------------------------------------------      ------------------------
                                                                                               PERIOD ENDED
                                              PERIOD ENDED DECEMBER 31,                        DECEMBER 31,
                                   ------------------------------------------------      ------------------------
                                     2006           2005        2004       2003(A)         2006          2005(A)
                                   ---------      ---------   ---------   ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                               $19.53         $18.62      $15.80      $12.50         $19.65          $18.43
Net investment income (loss)(H)        0.05          (0.01)       0.02       (0.06)          0.12            0.05
Net realized and unrealized gain
(loss) on investments                  1.92           0.99        3.09        3.36           1.91            1.24
                                   ---------      ---------   ---------   ---------      ---------      ---------
Total from investment operations       1.97           0.98        3.11        3.30           2.03            1.29
                                   ---------      ---------   ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                -              -           -           -          (0.01)              -(J)
From net realized gain                (2.00)         (0.07)      (0.29)          -          (2.00)          (0.07)
                                   ---------      ---------   ---------   ---------      ---------      ---------
                                      (2.00)         (0.07)      (0.29)          -          (2.01)          (0.07)
                                   ---------      ---------   ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD       $19.50         $19.53      $18.62      $15.80         $19.67          $19.65
                                   =========      =========   =========   =========      =========      =========
       TOTAL RETURN (%)(K)            10.59(L)(T)     5.30       19.95       26.40(L)(M)    10.88(L)(T)      7.05(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $7             $8         $17          $7           $120             $69
Ratio of net expenses to average
net assets (%)                         1.29           1.43        1.53        1.75(R)        1.04            1.20(R)
Ratio of gross expenses to
average net assets (%)                 1.29(P)        1.43        1.53        1.84(P)(R)     1.04(P)         1.20(R)
Ratio of net investment income
(loss) to average net assets (%)       0.29          (0.08)       0.09       (0.68)(R)       0.60            0.34(R)
Portfolio turnover (%)                   48             84          16          26(M)          48              84

(A) Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.

(T) In 2006, the Adviser fully reimbursed the Fund for a loss due to compliance error. Excluding this reimbursement total return would have been reduced by 0.06%, 0.05% and 0.06% for Series I, Series II and Series NAV, respectively.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          SPECTRUM
                                                           INCOME
                                                  ------------------------
                                                         SERIES NAV
                                                  ------------------------
                                                        PERIOD ENDED
                                                        DECEMBER 31,
                                                  ------------------------
                                                    2006          2005(A)
                                                  ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $12.71         $12.50
Net investment income (loss)(H)                       0.55           0.09
Net realized and unrealized gain (loss) on
investments                                           0.45           0.12
                                                  ---------      ---------
Total from investment operations                      1.00           0.21
                                                  ---------      ---------
LESS DISTRIBUTIONS
From net investment income                           (0.08)             -
From net realized gain                                   -(J)           -
                                                  ---------      ---------
                                                     (0.08)             -
                                                  ---------      ---------
NET ASSET VALUE, END OF PERIOD                      $13.63         $12.71
                                                  =========      =========
       TOTAL RETURN (%)(K)(L)                         7.90           1.68(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $867           $551
Ratio of net expenses to average net assets (%)       0.92           0.75(R)
Ratio of gross expenses to average net assets
(%)(P)                                                0.93           0.77(R)
Ratio of net investment income (loss) to average
net assets (%)                                        4.19           3.84(R)
Portfolio turnover (%)                                  75             21(M)

(A)  Series NAV began operations on 10-24-05.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total return would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            STRATEGIC BOND
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $12.03         $12.05      $11.73      $10.89      $10.74
Net investment income (loss)(H)          0.61           0.52        0.45        0.56        0.71
Net realized and unrealized gain
(loss) on investments                    0.17          (0.21)       0.31        0.82        0.21
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.78           0.31        0.76        1.38        0.92
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.80)         (0.33)      (0.44)      (0.54)      (0.77)
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.80)         (0.33)      (0.44)      (0.54)      (0.77)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $12.01         $12.03      $12.05      $11.73      $10.89
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               6.97(L)        2.70        6.66       13.11        8.96
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $170           $188        $539        $456        $407
Ratio of net expenses to average
net assets (%)                           0.80           0.81        0.83        0.86        0.86
Ratio of gross expenses to average
net assets (%)                           0.80(P)        0.81        0.83        0.86        0.86
Ratio of net investment income
(loss) to average net assets (%)         5.26           4.35        3.88        4.96        6.78
Portfolio turnover (%)                    141             59          52          80          86

                                                            STRATEGIC BOND
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $12.01         $11.98      $11.69      $10.88       $10.88
Net investment income (loss)(H)          0.59           0.49        0.42        0.51         0.60
Net realized and unrealized gain
(loss) on investments                    0.18          (0.20)       0.30        0.85         0.17
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.77           0.29        0.72        1.36         0.77
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.78)         (0.26)      (0.43)      (0.55)       (0.77)
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.78)         (0.26)      (0.43)      (0.55)       (0.77)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $12.00         $12.01      $11.98      $11.69       $10.88
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               6.86(L)        2.44        6.39       12.93         7.46(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $111           $114        $407        $151          $43
Ratio of net expenses to average
net assets (%)                           1.00           1.01        1.03        1.06         1.06(R)
Ratio of gross expenses to average
net assets (%)                           1.00(P)        1.01        1.03        1.06         1.06(R)
Ratio of net investment income
(loss) to average net assets (%)         5.07           4.09        3.63        4.56         6.18(R)
Portfolio turnover (%)                    141             59          52          80           86

                                         STRATEGIC BOND
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.00         $12.11
Net investment income (loss)(H)         0.61           0.46
Net realized and unrealized gain
(loss) on investments                   0.18          (0.20)
                                    ---------      ---------
Total from investment operations        0.79           0.26
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.81)         (0.37)
                                    ---------      ---------
                                       (0.81)         (0.37)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $11.98         $12.00
                                    =========      =========
       TOTAL RETURN (%)(K)              7.05(L)        2.25(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $335           $401
Ratio of net expenses to average
net assets (%)                          0.75           0.74(R)
Ratio of gross expenses to average
net assets (%)                          0.75(P)        0.74(R)
Ratio of net investment income
(loss) to average net assets (%)        5.24           4.55(R)
Portfolio turnover (%)                   141             59

(A) Series II and Series NAV began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    STRATEGIC INCOME
                                     ------------------------------------------------------------------------------
                                                   SERIES I                                 SERIES II
                                     ------------------------------------      ------------------------------------

                                          PERIOD ENDED DECEMBER 31,                 PERIOD ENDED DECEMBER 31,
                                     ------------------------------------      ------------------------------------
                                       2006           2005       2004(A)         2006           2005       2004(A)
                                     ---------      ---------   ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $13.15         $13.41      $12.50         $13.15         $13.41      $12.50
Net investment income (loss)(H)          0.59           0.45        0.25           0.56           0.42        0.23
Net realized and unrealized gain
(loss) on investments                   (0.05)         (0.17)       0.87          (0.05)         (0.16)       0.88
                                     ---------      ---------   ---------      ---------      ---------   ---------
Total from investment operations         0.54           0.28        1.12           0.51           0.26        1.11
                                     ---------      ---------   ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.45)         (0.51)      (0.21)         (0.39)         (0.49)      (0.20)
From net realized gain                      -(J)       (0.03)          -              -(J)       (0.03)          -
                                     ---------      ---------   ---------      ---------      ---------   ---------
                                        (0.45)         (0.54)      (0.21)         (0.39)         (0.52)      (0.20)
                                     ---------      ---------   ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD         $13.24         $13.15      $13.41         $13.27         $13.15      $13.41
                                     =========      =========   =========      =========      =========   =========
       TOTAL RETURN (%)(K)               4.13(L)        2.13        8.93(M)        3.95(L)        1.92        8.87(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $10            $11          $6            $20            $22         $13
Ratio of net expenses to average
net assets (%)                           0.90           1.07        1.24(R)        1.10           1.27        1.44(R)
Ratio of gross expenses to average
net assets (%)                           0.90(P)        1.07        1.24(R)        1.10(P)        1.27        1.44(R)
Ratio of net investment income
(loss) to average net assets (%)         4.42           3.30        2.95(R)        4.22           3.09        2.67(R)
Portfolio turnover (%)                    125             33          24(M)         125             33          24(M)

                                         STRATEGIC INCOME
                                     ------------------------
                                            SERIES NAV
                                     ------------------------
                                           PERIOD ENDED
                                           DECEMBER 31,
                                     ------------------------
                                       2006          2005(A)
                                     ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $13.15          $13.33
Net investment income (loss)(H)          0.60            0.29
Net realized and unrealized gain
(loss) on investments                   (0.06)           0.07
                                     ---------      ---------
Total from investment operations         0.54            0.36
                                     ---------      ---------
LESS DISTRIBUTIONS
From net investment income              (0.46)          (0.51)
From net realized gain                      -(J)        (0.03)
                                     ---------      ---------
                                        (0.46)          (0.54)
                                     ---------      ---------
NET ASSET VALUE, END OF PERIOD         $13.23          $13.15
                                     =========      =========
       TOTAL RETURN (%)(K)               4.15(L)         2.75(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $335               -(N)
Ratio of net expenses to average
net assets (%)                           0.80            1.03(R)
Ratio of gross expenses to average
net assets (%)                           0.80(P)         1.03(R)
Ratio of net investment income
(loss) to average net assets (%)         4.56            2.96(R)
Portfolio turnover (%)                    125              33

(A) Series I, Series II and Series NAV began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.

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--------------------------------------------------------------------------------

                                                      STRATEGIC OPPORTUNITIES
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003        2002
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.94         $10.93       $9.74       $7.74      $12.64
Net investment income (loss)(H)         0.06              -(J)     0.04        0.01       (0.03)
Net realized and unrealized gain
(loss) on investments                   1.39           1.06        1.16        1.99       (4.87)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        1.45           1.06        1.20        2.00       (4.90)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                 -(J)       (0.05)      (0.01)          -           -
                                    ---------      ---------   ---------   ---------   ---------
                                           -(J)       (0.05)      (0.01)          -           -
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $13.39         $11.94      $10.93       $9.74       $7.74
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             12.16(L)        9.72       12.32       25.84      (38.77)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $393           $434        $495        $534        $514
Ratio of net expenses to average
net assets (%)                          0.92           0.93        0.92        0.93        0.92
Ratio of gross expenses to average
net assets (%)                          0.92(P)        0.93        0.92        0.93        0.92
Ratio of net investment income
(loss) to average net assets (%)        0.46           0.03        0.40        0.10       (0.28)
Portfolio turnover (%)                   185            106         116         185         229

                                                        STRATEGIC OPPORTUNITIES
                                    ---------------------------------------------------------------
                                                               SERIES II
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004           2003       2002(A)
                                    ---------      ---------   ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.92         $10.91       $9.71          $7.73       $11.99
Net investment income (loss)(H)         0.03          (0.02)       0.03          (0.01)           -(J)
Net realized and unrealized gain
(loss) on investments                   1.39           1.06        1.17           1.99        (4.26)
                                    ---------      ---------   ---------      ---------   ---------
Total from investment operations        1.42           1.04        1.20           1.98        (4.26)
                                    ---------      ---------   ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                 -          (0.03)          -(J)           -            -
                                    ---------      ---------   ---------      ---------   ---------
                                           -          (0.03)          -(J)           -            -
                                    ---------      ---------   ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD        $13.34         $11.92      $10.91          $9.71        $7.73
                                    =========      =========   =========      =========   =========
       TOTAL RETURN (%)(K)             11.91(L)        9.55       12.39          25.61       (35.53)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $25            $26         $28            $23           $9
Ratio of net expenses to average
net assets (%)                          1.12           1.13        1.12           1.13         1.12(R)
Ratio of gross expenses to average
net assets (%)                          1.12(P)        1.13        1.12           1.13         1.12(R)
Ratio of net investment income
(loss) to average net assets (%)        0.27          (0.17)       0.25          (0.13)        0.02(R)
Portfolio turnover (%)                   185            106         116            185          229

                                           STRATEGIC
                                         OPPORTUNITIES
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $11.95          $9.97
Net investment income (loss)(H)         0.08           0.07
Net realized and unrealized gain
(loss) on investments                   1.38           1.91
                                    ---------      ---------
Total from investment operations        1.46           1.98
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income                 -(J)           -
                                    ---------      ---------
                                           -(J)           -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $13.41         $11.95
                                    =========      =========
       TOTAL RETURN (%)(K)             12.25(L)       19.86(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $1              -(N)
Ratio of net expenses to average
net assets (%)                          0.89           0.91(R)
Ratio of gross expenses to average
net assets (%)                          0.89(P)        0.91(R)
Ratio of net investment income
(loss) to average net assets (%)        0.64           0.87(R)
Portfolio turnover (%)                   185            106

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                      TOTAL RETURN
                                             ---------------------------------------------------------------
                                                                        SERIES I
                                             ---------------------------------------------------------------
                                                                PERIOD ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                               2006           2005          2004(D)     2003(D)     2002(D)
                                             ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD           $13.81         $14.17         $14.21      $14.43      $13.88
Net investment income (loss)(H)                  0.57           0.44           0.27        0.35        0.49
Net realized and unrealized gain (loss) on
investments                                     (0.08)         (0.11)          0.40        0.35        0.78
                                             ---------      ---------      ---------   ---------   ---------
Total from investment operations                 0.49           0.33           0.67        0.70        1.27
                                             ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                      (0.47)         (0.34)         (0.54)      (0.77)      (0.42)
From net realized gain                              -          (0.35)         (0.17)      (0.15)      (0.30)
                                             ---------      ---------      ---------   ---------   ---------
                                                (0.47)         (0.69)         (0.71)      (0.92)      (0.72)
                                             ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                 $13.83         $13.81         $14.17      $14.21      $14.43
                                             =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                       3.67(L)        2.40           4.96        5.02        9.52
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $368           $438           $903      $1,036      $1,073
Ratio of net expenses to average net assets
(%)                                              0.81           0.82           0.80        0.82        0.81
Ratio of gross expenses to average net
assets (%)                                       0.81(P)        0.82           0.80        0.82        0.81
Ratio of net investment income (loss) to
average net assets (%)                           4.21           3.18           1.93        2.48        3.53
Portfolio turnover (%)                            254            409(X)         251         285         381

                                                                       TOTAL RETURN
                                             -----------------------------------------------------------------
                                                                         SERIES II
                                             -----------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                             -----------------------------------------------------------------
                                               2006           2005          2004(D)     2003(D)    2002(A)(D)
                                             ---------      ---------      ---------   ---------   -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD           $13.78         $14.11         $14.17      $14.42         $14.00
Net investment income (loss)(H)                  0.54           0.41           0.23        0.31           0.36
Net realized and unrealized gain (loss) on
investments                                     (0.09)         (0.10)          0.41        0.37           0.78
                                             ---------      ---------      ---------   ---------   -----------
Total from investment operations                 0.45           0.31           0.64        0.68           1.14
                                             ---------      ---------      ---------   ---------   -----------
LESS DISTRIBUTIONS
From net investment income                      (0.44)         (0.29)         (0.53)      (0.78)         (0.42)
From net realized gain                              -          (0.35)         (0.17)      (0.15)         (0.30)
                                             ---------      ---------      ---------   ---------   -----------
                                                (0.44)         (0.64)         (0.70)      (0.93)         (0.72)
                                             ---------      ---------      ---------   ---------   -----------
NET ASSET VALUE, END OF PERIOD                 $13.79         $13.78         $14.11      $14.17         $14.42
                                             =========      =========      =========   =========   ===========
       TOTAL RETURN (%)(K)                       3.42(L)        2.25           4.71        4.87           8.51(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $248           $286           $620        $491           $218
Ratio of net expenses to average net assets
(%)                                              1.01           1.01           1.00        1.02           1.01(R)
Ratio of gross expenses to average net
assets (%)                                       1.01(P)        1.01           1.00        1.02           1.01(R)
Ratio of net investment income (loss) to
average net assets (%)                           4.01           2.92           1.69        2.15           2.79(R)
Portfolio turnover (%)                            254            409(X)         251         285            381

                                                    TOTAL RETURN
                                              ------------------------
                                                     SERIES NAV
                                              ------------------------
                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                              ------------------------
                                                2006          2005(A)
                                              ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $13.79         $14.16
Net investment income (loss)(H)                   0.58           0.43
Net realized and unrealized gain (loss) on
investments                                      (0.09)         (0.08)
                                              ---------      ---------
Total from investment operations                  0.49           0.35
                                              ---------      ---------
LESS DISTRIBUTIONS
From net investment income                       (0.48)         (0.37)
From net realized gain                               -          (0.35)
                                              ---------      ---------
                                                 (0.48)         (0.72)
                                              ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $13.80         $13.79
                                              =========      =========
       TOTAL RETURN (%)(K)                        3.66(L)        2.56(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $1,319           $834
Ratio of net expenses to average net assets
(%)                                               0.76           0.76(R)
Ratio of gross expenses to average net
assets (%)                                        0.76(P)        0.76(R)
Ratio of net investment income (loss) to
average net assets (%)                            4.27           3.71(R)
Portfolio turnover (%)                             254            409(X)

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(D) As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than ($0.01) for Series I and Series II, and the net investment income ratio by less than (0.01%) for Series I and Series II for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of less than $0.01 for Series I and Series II, and to the net investment income ratio of less than 0.01% for Series I and Series II for the year ended 12-31-03; and increases (decreases) to the net investment income per share of less than ($0.01) for Series I and less than $0.01 for Series II, and to the net investment income ratio of less than (0.01%) for Series I and 0.01% for Series II for the year/period ended 12-31-02.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.
(X)  Excludes merger activity.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  TOTAL STOCK MARKET INDEX
                                                ------------------------------------------------------------
                                                                          SERIES I
                                                ------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2006           2005        2004        2003        2002
                                                ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $11.56         $11.06       $9.96       $7.63       $9.79
Net investment income (loss)(H)                     0.16           0.13        0.13        0.09        0.08
Net realized and unrealized gain (loss) on
investments                                         1.59           0.49        1.03        2.24       (2.16)
                                                ---------      ---------   ---------   ---------   ---------
Total from investment operations                    1.75           0.62        1.16        2.33       (2.08)
                                                ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                         (0.12)         (0.12)      (0.06)          -       (0.08)
From net realized gain                             (0.06)             -           -           -           -
                                                ---------      ---------   ---------   ---------   ---------
                                                   (0.18)         (0.12)      (0.06)          -       (0.08)
                                                ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $13.13         $11.56      $11.06       $9.96       $7.63
                                                =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)                         15.29(L)(Y)     5.69       11.74       30.54      (21.29)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $238           $200        $175        $134         $60
Ratio of net expenses to average net assets
(%)                                                 0.57           0.57        0.57        0.58        0.59
Ratio of gross expenses to average net assets
(%)                                                 0.57(P)        0.57        0.57        0.58        0.59
Ratio of net investment income (loss) to
average net assets (%)                              1.30           1.20        1.30        1.05        0.96
Portfolio turnover (%)                                 2             21           5           6           4

                                                                  TOTAL STOCK MARKET INDEX
                                                ------------------------------------------------------------
                                                                         SERIES II
                                                ------------------------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31,
                                                ------------------------------------------------------------
                                                  2006           2005        2004        2003       2002(A)
                                                ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD              $11.51         $11.02       $9.93       $7.62        $9.67
Net investment income (loss)(H)                     0.13           0.11        0.11        0.07         0.07
Net realized and unrealized gain (loss) on
investments                                         1.59           0.48        1.04        2.24        (2.04)
                                                ---------      ---------   ---------   ---------   ---------
Total from investment operations                    1.72           0.59        1.15        2.31        (1.97)
                                                ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                         (0.10)         (0.10)      (0.06)          -        (0.08)
From net realized gain                             (0.06)             -           -           -            -
                                                ---------      ---------   ---------   ---------   ---------
                                                   (0.16)         (0.10)      (0.06)          -        (0.08)
                                                ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $13.07         $11.51      $11.02       $9.93        $7.62
                                                =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)                         15.09(L)(Y)     5.41       11.60       30.31       (20.36)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $37            $38         $37         $30           $6
Ratio of net expenses to average net assets
(%)                                                 0.77           0.77        0.77        0.78         0.79(R)
Ratio of gross expenses to average net assets
(%)                                                 0.77(P)        0.77        0.77        0.78         0.79(R)
Ratio of net investment income (loss) to
average net assets (%)                              1.09           0.99        1.08        0.86         0.98(R)
Portfolio turnover (%)                                 2             21           5           6            4

                                                    TOTAL STOCK
                                                    MARKET INDEX
                                              ------------------------
                                                     SERIES NAV
                                              ------------------------
                                                    PERIOD ENDED
                                                    DECEMBER 31,
                                              ------------------------
                                                2006          2005(A)
                                              ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $11.57         $10.41
Net investment income (loss)(H)                   0.16           0.10
Net realized and unrealized gain (loss) on
investments                                       1.59           1.06
                                              ---------      ---------
Total from investment operations                  1.75           1.16
                                              ---------      ---------
LESS DISTRIBUTIONS
From net investment income                       (0.12)             -
From net realized gain                           (0.06)             -
                                              ---------      ---------
                                                 (0.18)             -
                                              ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $13.14         $11.57
                                              =========      =========
       TOTAL RETURN (%)(K)                       15.33(L)(Y)    11.14(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $160           $170
Ratio of net expenses to average net assets
(%)                                               0.52           0.52(R)
Ratio of gross expenses to average net
assets (%)                                        0.52(P)        0.52(R)
Ratio of net investment income (loss) to
average net assets (%)                            1.34           1.30(R)
Portfolio turnover (%)                               2             21

(A) Series II and Series NAV began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                              U.S. CORE
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $22.71         $23.07      $21.79      $17.40      $23.91
Net investment income (loss)(H)          0.22           0.23        0.27        0.17        0.16
Net realized and unrealized gain
(loss) on investments                    1.65           0.20        1.19        4.41       (5.80)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.87           0.43        1.46        4.58       (5.64)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.28)         (0.31)      (0.18)      (0.19)      (0.12)
From net realized gain                  (2.66)         (0.48)          -           -       (0.75)
                                     ---------      ---------   ---------   ---------   ---------
                                        (2.94)         (0.79)      (0.18)      (0.19)      (0.87)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $21.64         $22.71      $23.07      $21.79      $17.40
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               9.17(L)        2.03        6.77       26.45      (24.33)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $927         $1,095      $1,359      $1,553      $1,436
Ratio of net expenses to average
net assets (%)                           0.87           0.78        0.74        0.75        0.75
Ratio of gross expenses to average
net assets (%)                           0.87(P)        0.78        0.74        0.75        0.75
Ratio of net investment income
(loss) to average net assets (%)         1.04           1.04        1.22        0.92        0.79
Portfolio turnover (%)                     71            135          43          39          40

                                                              U.S. CORE
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $22.60         $22.96      $21.72      $17.39       $23.43
Net investment income (loss)(H)          0.18           0.19        0.23        0.13         0.12
Net realized and unrealized gain
(loss) on investments                    1.64           0.20        1.18        4.41        (5.29)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         1.82           0.39        1.41        4.54        (5.17)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.23)         (0.27)      (0.17)      (0.21)       (0.12)
From net realized gain                  (2.66)         (0.48)          -           -        (0.75)
                                     ---------      ---------   ---------   ---------   ---------
                                        (2.89)         (0.75)      (0.17)      (0.21)       (0.87)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $21.53         $22.60      $22.96      $21.72       $17.39
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               8.99(L)        1.84        6.55       26.41       (22.83)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $90           $105        $120        $115          $39
Ratio of net expenses to average
net assets (%)                           1.07           0.98        0.94        0.95         0.95(R)
Ratio of gross expenses to average
net assets (%)                           1.07(P)        0.98        0.94        0.95         0.95(R)
Ratio of net investment income
(loss) to average net assets (%)         0.84           0.84        1.04        0.69         0.77(R)
Portfolio turnover (%)                     71            135          43          39           40

                                           U.S. CORE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $22.71         $21.51
Net investment income (loss)(H)         0.23           0.21
Net realized and unrealized gain
(loss) on investments                   1.65           0.99
                                    ---------      ---------
Total from investment operations        1.88           1.20
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.27)             -
From net realized gain                 (2.66)             -
                                    ---------      ---------
                                       (2.93)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $21.66         $22.71
                                    =========      =========
       TOTAL RETURN (%)(K)              9.26(L)        5.58(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $1             $1
Ratio of net expenses to average
net assets (%)                          0.82           0.79(R)
Ratio of gross expenses to average
net assets (%)                          0.82(P)        0.79(R)
Ratio of net investment income
(loss) to average net assets (%)        1.08           1.39(R)
Portfolio turnover (%)                    71            135

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     U.S. GLOBAL LEADERS GROWTH
                                               ---------------------------------------
                                                              SERIES I
                                               ---------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                               ---------------------------------------
                                                 2006           2005          2004(A)
                                               ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD             $13.04         $13.17         $12.50
Net investment income (loss)(H)                    0.07           0.03           0.07
Net realized and unrealized gain (loss) on
investments                                        0.16           0.09           0.66
                                               ---------      ---------      ---------
Total from investment operations                   0.23           0.12           0.73
                                               ---------      ---------      ---------
LESS DISTRIBUTIONS
From net investment income                            -          (0.02)         (0.06)
From net realized gain                            (0.12)         (0.23)             -
                                               ---------      ---------      ---------
                                                  (0.12)         (0.25)         (0.06)
                                               ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                   $13.15         $13.04         $13.17
                                               =========      =========      =========
       TOTAL RETURN (%)(K)                         1.81(L)        0.87           5.82(L)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $36            $43             $3
Ratio of net expenses to average net assets
(%)                                                0.77           0.81           1.26(R)
Ratio of gross expenses to average net assets
(%)                                                0.77(P)        0.81           1.49(P)(R)
Ratio of net investment income (loss) to
average net assets (%)                             0.55           0.24           0.82(R)
Portfolio turnover (%)                               20            154(X)           7(M)

                                                                       U.S. GLOBAL LEADERS GROWTH
                                               --------------------------------------------------------------------------
                                                              SERIES II                                SERIES NAV
                                               ---------------------------------------         --------------------------
                                                      PERIOD ENDED DECEMBER 31,                PERIOD ENDED DECEMBER 31,
                                               ---------------------------------------         --------------------------
                                                 2006           2005          2004(A)             2006          2005(A)
                                               ---------      ---------      ---------         ----------      ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD             $13.04         $13.16         $12.50             $13.05          $12.79
Net investment income (loss)(H)                    0.04           0.01           0.07               0.08            0.03
Net realized and unrealized gain (loss) on
investments                                        0.16           0.10           0.64               0.15            0.49
                                               ---------      ---------      ---------         ----------      ----------
Total from investment operations                   0.20           0.11           0.71               0.23            0.52
                                               ---------      ---------      ---------         ----------      ----------
LESS DISTRIBUTIONS
From net investment income                            -              -          (0.05)                 -(J)        (0.03)
From net realized gain                            (0.12)         (0.23)             -              (0.12)          (0.23)
                                               ---------      ---------      ---------         ----------      ----------
                                                  (0.12)         (0.23)         (0.05)             (0.12)          (0.26)
                                               ---------      ---------      ---------         ----------      ----------
NET ASSET VALUE, END OF PERIOD                   $13.12         $13.04         $13.16             $13.16          $13.05
                                               =========      =========      =========         ==========      ==========
       TOTAL RETURN (%)(K)                         1.57(L)        0.78           5.68(L)(M)         1.81(L)         4.00(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $30            $37             $7               $584            $346
Ratio of net expenses to average net assets
(%)                                                0.97           1.02           1.46(R)            0.72            0.76(R)
Ratio of gross expenses to average net assets
(%)                                                0.97(P)        1.02           1.69(P)(R)         0.72(P)         0.76(R)
Ratio of net investment income (loss) to
average net assets (%)                             0.35           0.06           0.89(R)            0.60            0.31(R)
Portfolio turnover (%)                               20            154(X)           7(M)              20             154(X)

(A) Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the periods shown.
(R)  Annualized.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                      U.S. GOVERNMENT SECURITIES
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $13.64         $13.93      $14.01      $14.22      $13.72
Net investment income (loss)(H)          0.56           0.37        0.24        0.21        0.54
Net realized and unrealized gain
(loss) on investments                    0.01          (0.16)       0.15        0.03        0.52
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.57           0.21        0.39        0.24        1.06
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.68)         (0.24)      (0.28)      (0.45)      (0.56)
From net realized gain                      -          (0.26)      (0.19)          -           -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.68)         (0.50)      (0.47)      (0.45)      (0.56)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $13.53         $13.64      $13.93      $14.01      $14.22
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               4.39(L)        1.58        2.89        1.73        7.99
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $181           $218        $471        $525        $708
Ratio of net expenses to average
net assets (%)                           0.75           0.74        0.74        0.73        0.74
Ratio of gross expenses to average
net assets (%)                           0.75(P)        0.74        0.74        0.73        0.74
Ratio of net investment income
(loss) to average net assets (%)         4.20           2.74        1.76        1.52        3.88
Portfolio turnover (%)                     57             26          77          97          19

                                                      U.S. GOVERNMENT SECURITIES
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $13.63         $13.88      $13.97      $14.21       $13.77
Net investment income (loss)(H)          0.53           0.35        0.21        0.18         0.39
Net realized and unrealized gain
(loss) on investments                    0.01          (0.15)       0.15        0.04         0.61
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         0.54           0.20        0.36        0.22         1.00
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.65)         (0.19)      (0.26)      (0.46)       (0.56)
From net realized gain                      -          (0.26)      (0.19)          -            -
                                     ---------      ---------   ---------   ---------   ---------
                                        (0.65)         (0.45)      (0.45)      (0.46)       (0.56)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $13.52         $13.63      $13.88      $13.97       $14.21
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)               4.19(L)        1.45        2.70        1.59         7.53(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $85           $103        $264        $208         $128
Ratio of net expenses to average
net assets (%)                           0.95           0.94        0.94        0.93         0.94(R)
Ratio of gross expenses to average
net assets (%)                           0.95(P)        0.94        0.94        0.93         0.94(R)
Ratio of net investment income
(loss) to average net assets (%)         4.00           2.53        1.56        1.28         3.04(R)
Portfolio turnover (%)                     57             26          77          97           19

                                        U.S. GOVERNMENT
                                           SECURITIES
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.61         $13.90
Net investment income (loss)(H)         0.57           0.33
Net realized and unrealized gain
(loss) on investments                      -(J)       (0.08)
                                    ---------      ---------
Total from investment operations        0.57           0.25
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.69)         (0.28)
From net realized gain                     -          (0.26)
                                    ---------      ---------
                                       (0.69)         (0.54)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $13.49         $13.61
                                    =========      =========
       TOTAL RETURN (%)(K)              4.39(L)        1.82(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $116            $96
Ratio of net expenses to average
net assets (%)                          0.70           0.67(R)
Ratio of gross expenses to average
net assets (%)                          0.70(P)        0.67(R)
Ratio of net investment income
(loss) to average net assets (%)        4.29           2.90(R)
Portfolio turnover (%)                    57             26

(A) Series II and Series NAV began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during periods shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                             U.S. HIGH YIELD BOND
                                                          ----------------------------------------------------------
                                                                   SERIES I                       SERIES II
                                                          --------------------------      --------------------------
                                                          PERIOD ENDED DECEMBER 31,       PERIOD ENDED DECEMBER 31,
                                                          --------------------------      --------------------------
                                                             2006          2005(A)           2006          2005(A)
                                                          ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                         $13.01          $12.50          $13.00          $12.50
Net investment income (loss)(H)                                0.92            0.61            0.90            0.57
Net realized and unrealized gain (loss) on investments         0.28           (0.10)           0.29           (0.07)
                                                          ----------      ----------      ----------      ----------
Total from investment operations                               1.20            0.51            1.19            0.50
                                                          ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS
From net investment income                                    (0.69)              -           (0.67)              -
                                                          ----------      ----------      ----------      ----------
                                                              (0.69)              -           (0.67)              -
                                                          ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                               $13.52          $13.01          $13.52          $13.00
                                                          ==========      ==========      ==========      ==========
       TOTAL RETURN (%)                                        9.58(L)         4.08(M)         9.46(L)         4.00(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $1               -(N)           $3              $1
Ratio of net expenses to average net assets (%)                0.80            0.87(R)         1.04            1.06(R)
Ratio of gross expenses to average net assets (%)              0.80            0.87(R)         1.04(P)         1.06(R)
Ratio of net investment income (loss) to average net
assets (%)                                                     7.11(P)         7.35(R)         6.94            6.48(R)
Portfolio turnover (%)                                          118             134(M)          118             134(M)

                                                             U.S. HIGH YIELD BOND
                                                          --------------------------
                                                                  SERIES NAV
                                                          --------------------------
                                                          PERIOD ENDED DECEMBER 31,
                                                          --------------------------
                                                             2006          2005(A)
                                                          ----------      ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                         $13.02          $12.50
Net investment income (loss)(H)                                0.93            0.51
Net realized and unrealized gain (loss) on investments         0.27            0.01
                                                          ----------      ----------
Total from investment operations                               1.20            0.52
                                                          ----------      ----------
LESS DISTRIBUTIONS
From net investment income                                    (0.69)              -
                                                          ----------      ----------
                                                              (0.69)              -
                                                          ----------      ----------
NET ASSET VALUE, END OF PERIOD                               $13.53          $13.02
                                                          ==========      ==========
       TOTAL RETURN (%)                                        9.62(L)         4.16(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $348            $147
Ratio of net expenses to average net assets (%)                0.79            0.83(R)
Ratio of gross expenses to average net assets (%)              0.79(P)         0.83(R)
Ratio of net investment income (loss) to average net
assets (%)                                                     7.17            5.83(R)
Portfolio turnover (%)                                          118             134(M)

(A)  Series I, Series II and Series NAV all began operations on 4-29-05.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(N)  Less than $500,000.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            U.S. LARGE CAP
                                    ---------------------------------------------------------------
                                                               SERIES I
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004           2003        2002
                                    ---------      ---------   ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.75         $14.00      $12.84          $9.41      $12.61
Net investment income (loss)(H)         0.10           0.07        0.07           0.05        0.05
Net realized and unrealized gain
(loss) on investments                   1.47           0.74        1.13           3.42       (3.22)
                                    ---------      ---------   ---------      ---------   ---------
Total from investment operations        1.57           0.81        1.20           3.47       (3.17)
                                    ---------      ---------   ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.09)         (0.06)      (0.04)         (0.04)      (0.03)
                                    ---------      ---------   ---------      ---------   ---------
                                       (0.09)         (0.06)      (0.04)         (0.04)      (0.03)
                                    ---------      ---------   ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD        $16.23         $14.75      $14.00         $12.84       $9.41
                                    =========      =========   =========      =========   =========
       TOTAL RETURN (%)(K)             10.66(L)        5.82        9.39          37.06      (25.18)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $443           $485        $639           $414        $382
Ratio of net expenses to average
net assets (%)                          0.91           0.94        0.93(T)        0.93        0.94
Ratio of gross expenses to average
net assets (%)                          0.91(P)        0.94        0.93(T)        0.93        0.94
Ratio of net investment income
(loss) to average net assets (%)        0.65           0.50        0.53           0.43        0.43
Portfolio turnover (%)                    29             34          46(X)          34          42

                                                            U.S. LARGE CAP
                                    ---------------------------------------------------------------
                                                               SERIES II
                                    ---------------------------------------------------------------
                                                       PERIOD ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                      2006           2005        2004           2003       2002(A)
                                    ---------      ---------   ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.70         $13.92      $12.79          $9.41       $12.35
Net investment income (loss)(H)         0.07           0.05        0.04           0.02         0.03
Net realized and unrealized gain
(loss) on investments                   1.45           0.75        1.12           3.41        (2.94)
                                    ---------      ---------   ---------      ---------   ---------
Total from investment operations        1.52           0.80        1.16           3.43        (2.91)
                                    ---------      ---------   ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.06)         (0.02)      (0.03)         (0.05)       (0.03)
                                    ---------      ---------   ---------      ---------   ---------
                                       (0.06)         (0.02)      (0.03)         (0.05)       (0.03)
                                    ---------      ---------   ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD        $16.16         $14.70      $13.92         $12.79        $9.41
                                    =========      =========   =========      =========   =========
       TOTAL RETURN (%)(K)             10.36(L)        5.73        9.11          36.68       (23.61)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $114           $129        $240           $143          $59
Ratio of net expenses to average
net assets (%)                          1.11           1.14        1.13(T)        1.13         1.14(R)
Ratio of gross expenses to average
net assets (%)                          1.11(P)        1.14        1.13(T)        1.13         1.14(R)
Ratio of net investment income
(loss) to average net assets (%)        0.45           0.34        0.34           0.21         0.35(R)
Portfolio turnover (%)                    29             34          46(X)          34           42

                                         U.S. LARGE CAP
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $14.74         $13.89
Net investment income (loss)(H)         0.12           0.02
Net realized and unrealized gain
(loss) on investments                   1.45           0.91
                                    ---------      ---------
Total from investment operations        1.57           0.93
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.11)         (0.08)
                                    ---------      ---------
                                       (0.11)         (0.08)
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $16.20         $14.74
                                    =========      =========
       TOTAL RETURN (%)(K)             10.68(L)        6.76(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $402             $2
Ratio of net expenses to average
net assets (%)                          0.87           0.79(R)
Ratio of gross expenses to average
net assets (%)                          0.87(P)        0.79(R)
Ratio of net investment income
(loss) to average net assets (%)        0.77           0.21(R)
Portfolio turnover (%)                    29             34

(A) Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.
(T) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92% and 1.12% for Series I and Series II, respectively.
(X)  Excludes merger activity.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       U.S. MULTI SECTOR
                                                  ----------------------------
                                                           SERIES NAV
                                                  ----------------------------
                                                   PERIOD ENDED DECEMBER 31,
                                                  ----------------------------
                                                     2006            2005(A)
                                                  -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                  $13.05           $12.50
Net investment income (loss)(H)                         0.14             0.02
Net realized and unrealized gain (loss) on
investments                                             0.86             0.53
                                                  -----------      -----------
Total from investment operations                        1.00             0.55
                                                  -----------      -----------
LESS DISTRIBUTIONS
From net investment income                             (0.02)               -
From net realized gain                                 (0.03)               -
                                                  -----------      -----------
                                                       (0.05)               -
                                                  -----------      -----------
NET ASSET VALUE, END OF PERIOD                        $14.00           $13.05
                                                  ===========      ===========
       TOTAL RETURN (%)(K)                              7.63(L)          4.40(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $1,408             $855
Ratio of net expenses to average net assets (%)         0.81             0.77(R)
Ratio of gross expenses to average net assets
(%)                                                     0.81(P)          0.77(R)
Ratio of net investment income (loss) to average
net assets (%)                                          1.06             0.84(R)
Portfolio turnover (%)                                    61                5(M)

(A)  Series NAV began operations on 10-24-05.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P)  Does not take into consideration expense reductions during period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             UTILITIES
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003        2002
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.18         $12.08       $9.43       $7.11       $9.29
Net investment income (loss)(H)         0.29           0.20        0.19        0.13        0.15
Net realized and unrealized gain
(loss) on investments                   3.25           1.72        2.56        2.29       (2.33)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        3.54           1.92        2.75        2.42       (2.18)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.33)         (0.06)      (0.10)      (0.10)          -(J)
From net realized gain                 (1.73)         (0.76)          -           -           -
                                    ---------      ---------   ---------   ---------   ---------
                                       (2.06)         (0.82)      (0.10)      (0.10)          -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $14.66         $13.18      $12.08       $9.43       $7.11
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             31.00(L)       16.82       29.42       34.53      (23.46)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                               $134            $89         $60         $34         $21
Ratio of net expenses to average
net assets (%)                          1.00           1.09        1.15        1.31        1.28
Ratio of gross expenses to average
net assets (%)                          1.00(P)        1.09        1.15        1.31        1.28
Ratio of net investment income
(loss) to average net assets (%)        2.24           1.62        1.87        1.64        1.99
Portfolio turnover (%)                    98            100         106         131          89

                                                             UTILITIES
                                    ------------------------------------------------------------
                                                             SERIES II
                                    ------------------------------------------------------------
                                                     PERIOD ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2006           2005        2004        2003       2002(A)
                                    ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.10         $12.02       $9.39       $7.10        $8.77
Net investment income (loss)(H)         0.27           0.18        0.17        0.11         0.12
Net realized and unrealized gain
(loss) on investments                   3.23           1.70        2.55        2.29        (1.79)
                                    ---------      ---------   ---------   ---------   ---------
Total from investment operations        3.50           1.88        2.72        2.40        (1.67)
                                    ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income             (0.31)         (0.04)      (0.09)      (0.11)           -(J)
From net realized gain                 (1.73)         (0.76)          -           -            -
                                    ---------      ---------   ---------   ---------   ---------
                                       (2.04)         (0.80)      (0.09)      (0.11)           -(J)
                                    ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD        $14.56         $13.10      $12.02       $9.39        $7.10
                                    =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)             30.77(L)       16.56       29.23       34.25       (19.04)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $66            $54         $38         $20           $7
Ratio of net expenses to average
net assets (%)                          1.20           1.29        1.35        1.51         1.48(R)
Ratio of gross expenses to average
net assets (%)                          1.20(P)        1.29        1.35        1.51         1.48(R)
Ratio of net investment income
(loss) to average net assets (%)        2.08           1.43        1.68        1.36         1.83(R)
Portfolio turnover (%)                    98            100         106         131           89

                                           UTILITIES
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $13.17         $11.34
Net investment income (loss)(H)         0.30           0.13
Net realized and unrealized gain
(loss) on investments                   3.25           1.70
                                    ---------      ---------
Total from investment operations        3.55           1.83
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.34)             -
From net realized gain                 (1.73)             -
                                    ---------      ---------
                                       (2.07)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $14.65         $13.17
                                    =========      =========
       TOTAL RETURN (%)                31.07(K)(L)    16.14(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $7             $3
Ratio of net expenses to average
net assets (%)                          0.95           1.04(R)
Ratio of gross expenses to average
net assets (%)                          0.95(P)        1.04(R)
Ratio of net investment income
(loss) to average net assets (%)        2.29           1.34(R)
Portfolio turnover (%)                    98            100

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

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FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                VALUE
                                     ------------------------------------------------------------
                                                               SERIES I
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003        2002
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $21.89         $19.57      $17.09      $12.49      $16.47
Net investment income (loss)(H)          0.18           0.08        0.10        0.10        0.14
Net realized and unrealized gain
(loss) on investments                    3.95           2.36        2.48        4.67       (3.82)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         4.13           2.44        2.58        4.77       (3.68)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.09)         (0.12)      (0.10)      (0.17)      (0.12)
From net realized gain                  (3.21)             -           -           -       (0.18)
                                     ---------      ---------   ---------   ---------   ---------
                                        (3.30)         (0.12)      (0.10)      (0.17)      (0.30)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $22.72         $21.89      $19.57      $17.09      $12.49
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              21.05(L)       12.56       15.18       38.76      (22.80)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                $290           $263        $307        $272        $238
Ratio of net expenses to average
net assets (%)                           0.83           0.86        0.85        0.87        0.86
Ratio of gross expenses to average
net assets (%)                           0.83(P)        0.86        0.85        0.87        0.86
Ratio of net investment income
(loss) to average net assets (%)         0.83           0.39        0.58        0.71        0.94
Portfolio turnover (%)                     65             67          80         186          52

                                                                VALUE
                                     ------------------------------------------------------------
                                                              SERIES II
                                     ------------------------------------------------------------
                                                      PERIOD ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                       2006           2005        2004        2003       2002(A)
                                     ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $21.81         $19.50      $17.04      $12.48       $16.26
Net investment income (loss)(H)          0.13           0.04        0.07        0.06         0.12
Net realized and unrealized gain
(loss) on investments                    3.94           2.36        2.48        4.68        (3.60)
                                     ---------      ---------   ---------   ---------   ---------
Total from investment operations         4.07           2.40        2.55        4.74        (3.48)
                                     ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income              (0.05)         (0.09)      (0.09)      (0.18)       (0.12)
From net realized gain                  (3.21)             -           -           -        (0.18)
                                     ---------      ---------   ---------   ---------   ---------
                                        (3.26)         (0.09)      (0.09)      (0.18)       (0.30)
                                     ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD         $22.62         $21.81      $19.50      $17.04       $12.48
                                     =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)              20.80(L)       12.35       15.04       38.60       (21.87)(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $59            $46         $49         $29          $11
Ratio of net expenses to average
net assets (%)                           1.03           1.06        1.05        1.07         1.06(R)
Ratio of gross expenses to average
net assets (%)                           1.03(P)        1.06        1.05        1.07         1.06(R)
Ratio of net investment income
(loss) to average net assets (%)         0.64           0.20        0.40        0.44         1.02(R)
Portfolio turnover (%)                     65             67          80         186           52

                                             VALUE
                                    ------------------------
                                           SERIES NAV
                                    ------------------------
                                          PERIOD ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2006          2005(A)
                                    ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD                                $21.90         $18.90
Net investment income (loss)(H)         0.19           0.11
Net realized and unrealized gain
(loss) on investments                   3.94           2.89
                                    ---------      ---------
Total from investment operations        4.13           3.00
                                    ---------      ---------
LESS DISTRIBUTIONS
From net investment income             (0.10)             -
From net realized gain                 (3.21)             -
                                    ---------      ---------
                                       (3.31)             -
                                    ---------      ---------
NET ASSET VALUE, END OF PERIOD        $22.72         $21.90
                                    =========      =========
       TOTAL RETURN (%)(K)             21.03(L)       15.87(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                                 $4             $1
Ratio of net expenses to average
net assets (%)                          0.78           0.82(R)
Ratio of gross expenses to average
net assets (%)                          0.78(P)        0.82(R)
Ratio of net investment income
(loss) to average net assets (%)        0.90           0.77(R)
Portfolio turnover (%)                    65             67

(A) Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             VALUE &
                                                          RESTRUCTURING
                                                   ----------------------------
                                                            SERIES NAV
                                                   ----------------------------
                                                    PERIOD ENDED DECEMBER 31,
                                                   ----------------------------
                                                      2006            2005(A)
                                                   -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.31           $12.50
Net investment income (loss)(H)                          0.17             0.04
Net realized and unrealized gain (loss) on
investments                                              1.74             0.77
                                                   -----------      -----------
Total from investment operations                         1.91             0.81
                                                   -----------      -----------
LESS DISTRIBUTIONS
From net investment income                              (0.04)               -
From net realized gain                                  (0.04)               -
                                                   -----------      -----------
                                                        (0.08)               -
                                                   -----------      -----------
NET ASSET VALUE, END OF PERIOD                         $15.14           $13.31
                                                   ===========      ===========
       TOTAL RETURN (%)(K)                              14.43(L)          6.48(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $337             $153
Ratio of net expenses to average net assets (%)          0.89             0.91(R)
Ratio of gross expenses to average net assets
(%)                                                      0.89(P)          0.91(R)
Ratio of net investment income (loss) to average
net assets (%)                                           1.21             1.80(R)
Portfolio turnover (%)                                     14                4(M)

(A)  Series NAV began operations on 10-24-05.
(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

                                                              VISTA
                                                   ----------------------------
                                                            SERIES NAV
                                                   ----------------------------
                                                    PERIOD ENDED DECEMBER 31,
                                                   ----------------------------
                                                      2006            2005(A)
                                                   -----------      -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.12           $12.50
Net investment income (loss)(H)                         (0.04)           (0.01)
Net realized and unrealized gain (loss) on
investments                                              1.18             0.63
                                                   -----------      -----------
Total from investment operations                         1.14             0.62
                                                   -----------      -----------
NET ASSET VALUE, END OF PERIOD                         $14.26           $13.12
                                                   ===========      ===========
       TOTAL RETURN (%)                                  8.69(L)          4.96(M)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $120              $69
Ratio of net expenses to average net assets (%)          1.02             1.00(R)
Ratio of gross expenses to average net assets
(%)                                                      1.02(P)          1.00(R)
Ratio of net investment income (loss) to average
net assets (%)                                          (0.30)           (0.30)(R)
Portfolio turnover (%)                                    219               32(M)

(A)  Series NAV began operations on 10-24-05.
(H)  Based on the average of the shares outstanding.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(M)  Not annualized.
(P) Does not take into consideration expense reductions during the period shown.
(R)  Annualized.

                                   APPENDIX A

            LIFESTYLE TRUSTS, FRANKLIN TEMPLETON FOUNDING ALLOCATION

                        TRUST AND ABSOLUTE RETURN TRUST

                        DESCRIPTION OF UNDERLYING FUNDS


     The Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust and the Absolute Return Trust may invest in Series NAV shares of any of JHT's Funds except other JHT fund of funds and the JHT Feeder Funds (the "Underlying Portfolios"). The following tables set forth, separately for the fixed-income Underlying Funds and the equity Underlying Portfolios of JHT: (i) the names of the Underlying Funds and of their respective subadvisers; (ii) the expense ratios of the Series NAV shares of the Underlying Funds for the most recent fiscal year (or estimated expense ratios for the current fiscal year in the case of new portfolios); and (iii) brief descriptions of the Underlying Fund investment goals and principal strategies. Additional investment practices are described in JHT's SAI and in the prospectuses for the Underlying Funds.


                    FIXED-INCOME FUNDS -- JOHN HANCOCK TRUST


FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
ACTIVE BOND TRUST                    0.64%       To seek income and capital appreciation. Under normal market
Declaration Management &                         conditions, the Fund invests at least 80% of its net assets
Research LLC and MFC Global                      (plus any borrowing for investment purposes) in a
Investment Management (U.S.),                    diversified mix of debt securities and instruments.
LLC

BOND INDEX TRUST A                   0.55%       To seek to track the performance of the Lehman Brothers
Declaration Management &                         Aggregate Bond Index (which represents the U.S. investment
Research LLC                                     grade bond market). Under normal market conditions, the
                                                 Funds will invest at least 80% of their net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.*

CORE BOND TRUST                      0.79%       To seek total return consisting of income and capital
Wells Capital Management,                        appreciation. Under normal market conditions, the Fund
Incorporated                                     invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment
                                                 grade debt securities, including U.S. Government
                                                 obligations, corporate bonds, mortgage-backed and other
                                                 asset-backed securities and money market instruments.

GLOBAL BOND TRUST                    0.80%       To seek maximum total return, consistent with preservation
Pacific Investment Management                    of capital and prudent investment management. Under normal
Company LLC                                      market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 fixed income instruments, which may be represented by
                                                 futures contracts (including related options) with respect to such securities, and options on such securities. These
                                                 fixed income instruments may be denominated in non-U.S.
                                                 currencies or in U.S. dollars.

HIGH INCOME TRUST                    0.74%       To seek high current income; capital appreciation is a
MFC Global Investment                            secondary goal. Under normal market conditions, the Fund
Management (U.S.), LLC                           invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents. These may include, but are not limited to, domestic and foreign
                                                 corporate bonds, debentures and notes, convertible
                                                 securities, preferred stocks, and domestic and foreign
                                                 government obligations.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
HIGH YIELD TRUST                     0.71%       To realize an above-average total return over a market cycle
Western Asset Management                         of three to five years, consistent with reasonable risk.
Company                                          Under normal market conditions, the Fund invests at least
                                                 80% of its net assets (plus any borrowings for investment
                                                 purposes) at the time of investment in high yield
                                                 securities, including corporate bonds, preferred stocks,
                                                 U.S. Government and foreign securities, mortgage-backed
                                                 securities, loan assignments or participations and
                                                 convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of
                                                 equivalent quality): Corporate Bonds, Preferred Stocks and
                                                 Convertible Securities -- Moody's (Ba through C); Standard &
                                                 Poor's (BB through D).

INCOME TRUST                         0.41%       To seek to maximize income while maintaining prospects for
Franklin Advisers, Inc.                          capital appreciation. Under normal market conditions, the
                                                 Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible
                                                 securities.

INVESTMENT QUALITY BOND TRUST        0.67%       To provide a high level of current income consistent with
Wellington Management Company,                   the maintenance of principal and liquidity. Under normal
LLP                                              market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 bonds rated investment grade at the time of investment. The
                                                 Fund will tend to focus on corporate bonds and U.S.
                                                 government bonds with intermediate to longer term
                                                 maturities.

MONEY MARKET TRUST                   0.51%       To obtain maximum current income consistent with
MFC Global Investment                            preservation of principal and liquidity. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests in high quality, U.S. dollar
                                                 denominated money market instruments.

SHORT-TERM BOND TRUST                0.62%       To seek income and capital appreciation. Under normal market
Declaration Management &                         conditions, the Fund invests at least 80% of its net assets
Research LLC                                     (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and
                                                 instruments. The securities and instruments will have an
                                                 average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Fund's net assets will be invested in high yield bonds.

SPECTRUM INCOME TRUST                0.93%       To seek a high level of current income with moderate share
T. Rowe Price Associates, Inc.                   price fluctuation. Under normal market conditions, the Fund diversifies its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad
                                                 exposure primarily to domestic and international fixed
                                                 income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

STRATEGIC BOND TRUST                 0.75%       To seek a high level of total return consistent with
Western Asset Management                         preservation of capital. Under normal market conditions, the
Company                                          Fund invests at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in fixed income
                                                 securities.

STRATEGIC INCOME TRUST               0.51%       To seek a high level of current income. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its assets in
Management (U.S.), LLC                           foreign government and corporate debt securities from
                                                 developed and emerging markets U.S. Government and agency
                                                 securities and domestic high yield bonds.

TOTAL RETURN TRUST                   0.76%       To seek maximum total return, consistent with preservation
Pacific Investment Management                    of capital and prudent investment management. Under normal
Company LLC                                      market conditions, the Fund invests at least 65% of its
                                                 total assets in a diversified fund of fixed income
                                                 instruments of varying maturities.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
U.S. GOVERNMENT SECURITIES           0.64%       To obtain a high level of current income consistent with
TRUST                                            preservation of capital and maintenance of liquidity. Under
Western Asset Management                         normal market conditions, the Fund invests at least 80% of
Company                                          its net assets (plus any borrowings for investment purposes)
                                                 in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or
                                                 instrumentalities and derivative securities such as
                                                 collateralized mortgage obligations backed by such
                                                 securities and futures contracts. The Fund may invest the
                                                 balance of its assets in non-U.S. government securities
                                                 including, but not limited to, fixed rate and adjustable
                                                 rate mortgage-backed securities, asset-backed securities,
                                                 corporate debt securities and money market instruments.

U.S. HIGH YIELD BOND TRUST           0.79%       To seek total return with a high level of current income.
Wells Capital Management,                        Under normal market conditions, the Fund invests at least
Incorporated                                     80% of its net assets (plus any borrowing for investment
                                                 purposes) in corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as 'junk bonds' or
                                                 high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.


                       EQUITY FUNDS -- JOHN HANCOCK TRUST


FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
500 INDEX TRUST                      0.52%       To seek to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the S&P 500 Index and (b)
                                                 securities (which may or may not be included in the S&P 500
                                                 Index) that MFC Global (U.S.A.) believes as a group will
                                                 behave in a manner similar to the index.*

500 INDEX TRUST B                    0.25%       To seek to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the S&P 500 Index and (b)
                                                 securities (which may or may not be included in the S&P 500
                                                 Index) that MFC Global (U.S.A.) believes as a group will
                                                 behave in a manner similar to the index.*

ALL CAP CORE TRUST                   0.83%       To seek long-term growth of capital. Under normal market
Deutsche Investment Management                   conditions, the Fund invests in common stocks and other
Americas Inc.                                    equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.*

ALL CAP GROWTH TRUST                 0.90%       To seek long-term capital appreciation. Under normal market
AIM Capital Management, Inc.                     conditions, the Fund invests its assets principally in
                                                 common stocks of companies that the subadviser believes
                                                 likely to benefit from new or innovative products, services or processes as well as those that have experienced
                                                 above-average, long-term growth in earnings and have
                                                 excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.

ALL CAP VALUE TRUST                  0.87%       To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                           conditions, the Fund invests in equity securities of U.S.
                                                 and multinational companies in all capitalization ranges
                                                 that the subadviser believes are undervalued. The Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market
                                                 capitalization range of the Russell 1000 Index. The Fund
                                                 will invest the remainder of its assets in mid-sized and
                                                 small company securities.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
BLUE CHIP GROWTH TRUST               0.83%       To provide long-term growth of capital. Current income is a
T. Rowe Price Associates, Inc.                   secondary objective. Under normal market conditions, the
                                                 Fund invests at least 80% of its net assets (plus any
                                                 borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

CAPITAL APPRECIATION TRUST           0.78%       To seek long-term growth of capital. Under normal market
Jennison Associates LLC                          conditions, the Fund invests at least 65% of its total
                                                 assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have
                                                 above-average growth prospects. These companies are
                                                 generally medium- to large-capitalization companies.

CLASSIC VALUE TRUST                  0.91%       To seek long-term growth of capital. Under normal market
Pzena Investment Management,                     conditions, the Fund invests at least 80% of its assets in
LLC                                              domestic equity securities. The Fund may invest in
                                                 securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and
                                                 foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

CORE EQUITY TRUST                    0.83%       To seek long-term capital growth. Under normal market
Legg Mason Capital Management,                   conditions, the Fund invests at least 80% of its net assets
Inc.                                             (plus any borrowings for investment purposes) in equity
                                                 securities that, in the subadviser's opinion, offer the
                                                 potential for capital growth.

DYNAMIC GROWTH TRUST                 0.96%       To seek long-term growth of capital. Under normal market
Deutsche Investment Management                   conditions, the Fund invests at least 80% of its net assets
Americas Inc.                                    in stocks and other equity securities of medium-sized U.S.
                                                 companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell Midcap Growth Index.*

EMERGING GROWTH TRUST                1.05%       To seek superior long-term rates of return through capital
MFC Global Investment                            appreciation. Under normal market conditions, the Fund seeks
Management (U.S.), LLC                           to achieve its objective by investing, primarily in high
                                                 quality securities (those with a proven track record of
                                                 performance and/or growth) and convertible instruments of
                                                 small-cap U.S. companies.

EMERGING SMALL COMPANY TRUST         1.02%       To seek long term capital appreciation. Prior to June 11,
RCM Capital Management LLC                       2007: Under normal market conditions, the Fund invests at
                                                 least 80% of its assets (plus borrowings for investment
                                                 purposes) in equity securities of U.S. companies with
                                                 smaller capitalizations (with RCM defines as companies with market capitalizations of not less than 50% and not more
                                                 than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $150 million and not more than $4.4 billion as of December 31, 2005)). The
                                                 capitalization criteria applies at the time of investment.
                                                 Effective June 11, 2007, this policy will be changed as
                                                 follows: Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in
                                                 either the Russell 2000 Index or the S&P Small Cap 600
                                                 Index.*

EMERGING MARKETS VALUE TRUST         1.12%       To seek long-term capital appreciation. Under normal
Dimensional Fund Advisors                        circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
EQUITY-INCOME TRUST                  0.84%       To provide substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                   capital appreciation. Under normal market conditions, the
                                                 Fund invests at least 80% of its net assets (plus any
                                                 borrowing for investment purposes) in equity securities,
                                                 with at least 65% in common stocks of well established
                                                 companies paying above-average dividends.

FINANCIAL SERVICES TRUST             0.86%       To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                    the Fund invests at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in companies that, at
                                                 the time of investment, are principally engaged in financial services and the Fund invests primarily in common stocks of financial services companies.

FUNDAMENTAL VALUE TRUST              0.81%       To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                    the Fund invests in common stocks of U.S. companies with
                                                 market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

GLOBAL TRUST                         0.96%       To seek long-term capital appreciation. Under normal market
Templeton Global Advisors                        conditions, the Fund invests primarily in the equity
Limited                                          securities of companies located throughout the world,
                                                 including emerging markets.

GLOBAL ALLOCATION TRUST              0.98%       To seek total return, consisting of long-term capital
UBS Global Asset Management                      appreciation and current income. Under normal market
(Americas) Inc.                                  conditions, the Fund invests in equity and fixed income
                                                 securities of issuers located within and outside the U.S.
                                                 The Fund will allocate its assets between fixed income
                                                 securities and equity securities.

GLOBAL REAL ESTATE TRUST             1.07%       To seek a combination of long-term capital appreciation and
Deutsche Investment Management                   current income. Under normal market conditions, the Fund
Americas Inc.                                    invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to
                                                 REITs and U.S. and foreign real estate operating companies.
                                                 Equity securities include common stock, preferred stock and securities convertible into common stock. The Fund will be invested in issuers located in at least three different
                                                 countries, including the U.S.

GROWTH & INCOME TRUST                0.68%       To seek income and long-term capital appreciation. Under
Independence Investments LLC                     normal market conditions, the Fund invests at least 65% of its total assets in a diversified mix of common stocks of
                                                 large U.S. companies.

GROWTH TRUST                         0.88%       To seek long-term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests in equity securities of U.S.
Co. LLC                                          companies that, at the time of investment, are included in the Russell 1000 Index, or have size and growth
                                                 characteristics similar to companies included in the Index.
                                                 The Fund seeks to achieve its objective by outperforming its benchmark, Russell 1000 Growth Index.*

GROWTH OPPORTUNITIES TRUST           0.94%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests at least 80% of its net assets
Co. LLC                                          in small and mid-cap companies and seeks to achieve its
                                                 objective by outperforming its benchmark, the Russell 2500
                                                 Growth Index. The Fund typically makes equity investments in
                                                 U.S. companies whose stocks are included in the Russell 2500
                                                 Index, and in companies with total market capitalizations
                                                 similar to those of companies with stocks in the Index.*

HEALTH SCIENCES TRUST                1.14%       To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in common
                                                 stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of
                                                 products or services related to health care, medicine, or
                                                 the life sciences.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
INCOME & VALUE TRUST                 0.86%       To seek the balanced accomplishment of (a) conservation of
Capital Guardian Trust Company                   principal and (b) long-term growth of capital and income.
                                                 Under normal market conditions, the Fund invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets
                                                 between equity and fixed income securities. Generally,
                                                 between 25% and 75% of the Fund's total assets will be
                                                 invested in fixed income securities unless the subadviser
                                                 determines that some other proportion would better serve the
                                                 Fund's investment objective.

INTERNATIONAL CORE TRUST             0.99%       To seek high total return. The portfolio typically invests
Grantham, Mayo, Van Otterloo &                   in a diversified portfolio of equity investments from
Co. LLC                                          developed markets other than the U.S. Under normal
                                                 circumstances, the portfolio invests at least 80% of its
                                                 assets in equity investments

INTERNATIONAL EQUITY INDEX           0.56%       To seek to track the performance of abroad-based equity
TRUST A                                          index of foreign companies primarily in developed countries
SSgA Funds Management, Inc.                      and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                                 assets in securities listed in the Morgan Stanley Capital
                                                 International ("MSCI(R)") All CountryWorld Excluding U.S.
                                                 Index.*

INTERNATIONAL EQUITY INDEX           0.35%       To seek to track the performance of abroad-based equity
TRUST B                                          index of foreign companies primarily in developed countries
SSgA Funds Management, Inc.                      and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                                 assets in securities listed in the Morgan Stanley Capital
                                                 International ("MSCI(R)") All CountryWorld Excluding U.S.
                                                 Index.*

INTERNATIONAL GROWTH TRUST           1.04%       To seek high total return primarily through capital
Grantham, Mayo, Van Otterloo &                   appreciation. Under normal market conditions, the Fund
Co. LLC                                          invests at least 80% of its total assets in equity
                                                 investments. The Fund typically invest in a diversified
                                                 portfolio of equity investments from a number of developed markets outside the U.S.

INTERNATIONAL OPPORTUNITIES          1.00%       To seek long-term growth of capital. Under normal market
TRUST                                            conditions, the Fund invests at least 65% of its total
Marsico Capital Management, LLC                  assets in common stocks of foreign companies that are
                                                 selected for their long-term growth potential. The Fund
                                                 invests in companies of any size throughout the world. The
                                                 Fund invests in issuers from at least three different
                                                 countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

INTERNATIONAL SMALL CAP TRUST        1.11%       To seek long-term capital appreciation. Under normal market
Templeton Investment Counsel,                    conditions, the Fund will invest at least 80% of its net
LLC                                              assets (plus any borrowings for investment purposes) in
                                                 securities issued by foreign companies including emerging
                                                 markets which have total stock market capitalizations or
                                                 annual revenues of $4 billion or less.

INTERNATIONAL SMALL COMPANY          1.09%       To seek long-term capital appreciation. Under normal market
TRUST                                            conditions, the Fund invests at least 80% of its net assets
Dimensional Fund Advisors                        (plus any borrowing for investment purposes) in securities of small cap companies in the particular markets in which
                                                 the Fund invests. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of
                                                 developed markets but may also invest in emerging markets.

INTERNATIONAL VALUE TRUST            0.93%       To seek long-term growth of capital. Under normal market
Templeton Investment Counsel,                    conditions, the Fund invests at least 65% of its total
Inc.                                             assets in equity securities of companies located outside the
                                                 U.S., including in emerging markets.

INTRINSIC VALUE TRUST                0.91%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests in equity securities of U.S.
Co. LLC                                          companies whose stocks, at the time of investment, are
                                                 included in the Russell 1000 Index, or in companies with
                                                 size and value characteristics similar to those of companies with stocks in the Index. The Fund seeks to achieve its
                                                 objective by outperforming its benchmark, the Russell 1000
                                                 Value Index.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
LARGE CAP TRUST                      0.76%       To seek to maximize total return, consisting of capital
UBS Global Asset Management                      appreciation and current income. Under normal market
(Americas) Inc.                                  conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a
                                                 market capitalization range, at the time of investment,
                                                 equal to that of the Fund's benchmark, the Russell 1000
                                                 Index.*

LARGE CAP VALUE TRUST                0.88%       To seek long-term growth of capital. Under normal market
BlackRock Investment                             conditions, the Fund invests at least 80% of its net assets
Management, LLC                                  (plus any borrowing for investment purposes) in equity
                                                 securities of large cap companies. The Fund will seek to
                                                 achieve this objective by investing in a diversified
                                                 portfolio of equity securities of large cap companies
                                                 located in the U.S. The Fund will seek to outperform the
                                                 Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal
                                                 valuations.*

MANAGED TRUST                        0.72%       To seek income and long-term capital appreciation. Under
Grantham, Mayo, Van Otterloo &                   normal market conditions, the Fund invests primarily in a
Co. LLC and Declaration                          diversified mix of: (a) common stocks of large
Management & Research LLC                        capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

MID CAP INDEX TRUST                  0.52%       To seek to approximate the aggregate total return of a mid
MFC Global Investment                            cap U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of it net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the S&P 400 Index and (b)
                                                 securities (which may or may not be included in the S&P 400
                                                 Index) that MFC Global (U.S.A.) believes as a group will
                                                 behave in a manner similar to the index.*

MID CAP INTERSECTION TRUST           0.94%       To seek long-term growth of capital. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with significant
                                                 capital appreciation potential. For the purposes of the
                                                 Fund, 'medium-sized companies' are those with market
                                                 capitalizations, at the time of investment, within the
                                                 market capitalization range of companies represented in
                                                 either the Russell MidCap Index or the S&P Mid Cap 400
                                                 Index.*

MID CAP STOCK TRUST                  0.88%       To seek long-term growth of capital. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with significant
                                                 capital appreciation potential. For the Fund, "medium-sized companies" are those with market capitalizations within the collective market capitalization range of companies
                                                 represented in either the Russell MidCap Index or the S&P
                                                 MidCap 400 Index.*

MID CAP VALUE EQUITY TRUST           0.99%       To seek long-term growth of capital. Under normal market
RiverSource Investments, LLC                     conditions, the Fund invests at least 80% of its net assets
                                                 (including the amount of any borrowings for investment
                                                 purposes) in equity securities of medium-sized companies.
                                                 Medium-sized companies are those whose market
                                                 capitalizations, at the time of investment, fall within the range of the Russell MidCap Value Index.*

MID CAP VALUE TRUST                  0.90%       To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                           conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market
                                                 capitalization range of companies in the Russell MidCap
                                                 Index. The Fund invests 65% of its total assets in equity
                                                 securities which it believes to be undervalued in the
                                                 marketplace.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
MID VALUE TRUST                      1.06%       To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                   conditions, the Fund invests at least 80% (usually higher)
                                                 of its net assets in companies with market capitalizations that are within the Russell Midcap Index or the Russell
                                                 Midcap Value Index. The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good
                                                 prospects for capital appreciation.*

MUTUAL SHARES TRUST                  1.06%       To seek capital appreciation, which may occasionally be
Franklin Mutual Advisers, LLC                    short-term. Income is a secondary objective. Under normal
                                                 market conditions, the Fund invests mainly in equity
                                                 securities (including convertible securities or securities the subadviser expects to be exchanged for common or
                                                 preferred stock) of companies of any nation that the
                                                 subadviser believes are available at market prices less than their value based on certain recognized or objective
                                                 criteria (intrinsic value).

NATURAL RESOURCES TRUST              1.06%       To seek long-term total return. Under normal market
Wellington Management Company,                   conditions, the Fund will invest at least 80% of its net
LLP                                              assets (plus any borrowings for investment purposes) in
                                                 equity and equity-related securities of natural
                                                 resource-related companies worldwide, including emerging
                                                 markets. Natural resource-related companies include
                                                 companies that own or develop energy, metals, forest
                                                 products and other natural resources, or supply goods and
                                                 services to such companies.

OVERSEAS EQUITY TRUST                1.12%       To seek long-term capital appreciation. Under normal market
Capital Guardian Trust Company                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of a diversified mix of large established and
                                                 medium-sized foreign companies located primarily in
                                                 developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

PACIFIC RIM TRUST                    1.01%       To achieve long-term growth of capital. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its net assets
Management (U.S.A.) Limited                      (plus any borrowings for investment purposes) in common
                                                 stocks and equity-related securities of established,
                                                 larger-capitalization non-U.S. companies located in the
                                                 Pacific Rim region, including emerging markets, that have
                                                 attractive long-term prospects for growth of capital.
                                                 Current income from dividends and interest will not be an
                                                 important consideration in the selection of Fund securities.

QUANTITATIVE ALL CAP TRUST           0.76%       To seek long-term growth of capital. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 65% of its total
Management (U.S.A.) Limited                      assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the
                                                 three market capitalization ranges of large, mid and small.

QUANTITATIVE MID CAP TRUST           0.87%       To seek long-term capital growth. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its net assets
Management (U.S.A.) Limited                      (plus any borrowings for investment purposes) in U.S.
                                                 mid-cap stocks, convertible preferred stocks, convertible
                                                 bonds and warrants. U.S. mid-cap stocks are defined by
                                                 Morningstar. The Fund may also invest up to 20% of its
                                                 assets in large-cap stocks, convertible preferred stocks,
                                                 convertible bonds and warrants in an effort to reduce
                                                 overall Fund volatility and increase performance.

QUANTITATIVE VALUE TRUST             0.73%       To seek long-term capital appreciation. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 65% of its total
Management (U.S.A.) Limited                      assets in large-cap U.S. securities with the potential for long-term growth of capital.

REAL ESTATE EQUITY TRUST             0.90%       To seek long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                   appreciation and current income. Under normal market
                                                 conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least
                                                 50% of assets to, real estate activities.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
REAL ESTATE SECURITIES TRUST         0.73%       To seek to achieve a combination of long-term capital
Deutsche Investment Management                   appreciation and current income. Under normal market
Americas Inc.                                    conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of REITs and real estate companies. Equity
                                                 securities include common stock, preferred stock and
                                                 securities convertible into common stock.

REAL RETURN BOND TRUST               0.77%       To seek maximum real return, consistent with preservation of
Pacific Investment Management                    real capital and prudent investment management. Under normal
Company LLC                                      market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in
                                                 inflation-indexed bonds of varying maturities issued by the
                                                 U.S. and non-U.S. governments, their agencies or
                                                 instrumentalities and corporations.

SCIENCE & TECHNOLOGY TRUST           1.15%       To seek long-term growth of capital. Current income is
T. Rowe Price Associates, Inc.                   incidental to the Fund's objective. Under normal market
and RCM Capital Management LLC                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the
                                                 development, advancement, and/or use of science and
                                                 technology. For purposes of satisfying this requirement,
                                                 common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

SMALL CAP INTRINSIC VALUE TRUST      0.97%       To seek long-term capital appreciation. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its net assets
Management (U.S.), LLC                           (plus any borrowing for investment purposes) in equity
                                                 securities of small-capitalization companies. Equity
                                                 securities include common and preferred stocks and their
                                                 equivalents.*

SMALL CAP TRUST                      0.89%       To seek maximum capital appreciation consistent with
Independence Investments LLC                     reasonable risk to principal. Under normal market
                                                 conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in equity
                                                 securities of small-cap companies whose market
                                                 capitalizations, at the time of investment, do not exceed
                                                 the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the
                                                 market capitalization of the companies in the S&P Small Cap
                                                 600 Index.*

SMALL CAP GROWTH TRUST               1.16%       To seek long-term capital appreciation. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small cap
                                                 companies" are those with market capitalizations, at the
                                                 time of investment, not exceeding the maximum market
                                                 capitalization of any company represented in either the
                                                 Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL CAP INDEX TRUST                0.52%       To seek to approximate the aggregate total return of a small
MFC Global Investment                            cap U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the Russell 2000 Index
                                                 and (b) securities (which may or may not be included in the
                                                 Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

SMALL CAP OPPORTUNITIES TRUST        1.02%       To seek long-term capital appreciation. Under normal market
Munder Capital Management                        conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of small-capitalization companies. Small-
                                                 capitalization companies are those companies with market
                                                 capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
SMALL CAP VALUE TRUST                1.11%       To seek long-term capital appreciation. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various
                                                 measures and offer good prospects for capital appreciation.
                                                 For the purposes of the Fund, "small cap companies" are
                                                 those with market capitalizations, at the time of
                                                 investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL COMPANY TRUST                  1.31%       To seek long-term capital growth. Under normal market
American Century Investment                      conditions, the Fund invests at least 80% of its net assets
Management, Inc.                                 (plus any borrowing for investment purposes) in stocks of
                                                 U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index.*

SMALL COMPANY GROWTH TRUST           1.11%       To seek long-term growth of capital. Under normal market
AIM Capital Management, Inc.                     conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in securities of small-capitalization companies. The Fund considers a
                                                 company to be a small-capitalization company if it has a
                                                 market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell
                                                 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.*

SMALL COMPANY VALUE TRUST            1.06%       To seek long-term growth of capital. Under normal market
T. Rowe Price Associates, Inc.                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any
                                                 security in the Russell 2000 Index. The Fund invests in
                                                 small companies whose common stocks are believed to be
                                                 undervalued.*

STRATEGIC OPPORTUNITIES TRUST        0.81%       To seek growth of capital. Although current income is a
UBS Global Asset Management                      secondary objective, growth of income may accompany growth
(Americas) Inc.                                  of capital. Under normal market conditions, the Fund invests
                                                 65% of its net assets in common stocks. Investments may
                                                 include securities of domestic and foreign issuers, and
                                                 growth or value stocks or a combination of both.

SPECIAL VALUE TRUST                  1.03%       To seek long-term capital growth. Under normal market
ClearBridge Advisors, LLC                        conditions, the Fund invests at least 80% of its net assets in common stocks and other equity securities of small
                                                 capitalization U.S. companies. Small capitalized companies are defined as those whose market capitalizations at the
                                                 time of investment are no greater than (a) $3 billion or (b)
                                                 the highest month-end market capitalization value of any
                                                 stock in the Russell 2000 Index for the previous 12 months, whichever is greater.*

TOTAL STOCK MARKET INDEX TRUST       0.52%       To seek to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the Dow Jones Wilshire
                                                 5000 Index and (b) securities (which may or may not be
                                                 included in the Dow Jones Wilshire 5000 Index) that MFC
                                                 Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

U.S. CORE TRUST                      0.82%       To seek a high total return. Under normal market conditions,
Grantham, Mayo, Van Otterloo &                   the Fund invests at least 80% of its net assets (plus any
Co. LLC                                          borrowing for investment purposes) in investments tied
                                                 economically to the U.S. and it invests in equity
                                                 investments in U.S. companies whose stocks are included in the S&P 500 Index or in companies with size and growth
                                                 characteristics similar to companies that issue stocks
                                                 included in the Index.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
U.S. GLOBAL LEADERS GROWTH           0.72%       To seek long-term growth of capital. Under normal market
TRUST                                            conditions, the Fund invests least 80% of its net assets
Sustainable Growth Advisers,                     (plus any borrowing for investment purposes) in stocks of
L.P.                                             companies the subadviser regards, at the time of investment, as "U.S. Global Leaders." The Fund invests in common stocks of U.S. Global Leaders companies determined by the
                                                 subadviser to have a high degree of predictability and above average sustainable long-term growth.

U.S. LARGE CAP TRUST                 0.87%       To seek long-term growth of capital and income. Under normal
Capital Guardian Trust Company                   market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

U.S. MULTI SECTOR TRUST              0.81%       To seek long term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests at least 80% of its net assets
Co. LLC                                          (plus any borrowing for investment purposes) in investments that are tied economically to the U.S. The Fund seeks to
                                                 achieve its objective by outperforming its benchmark, the
                                                 Russell 3000 Index. The Fund normally invests in securities in the Wilshire 5000 Stock Index, an independently
                                                 maintained and published equity index which measures the
                                                 performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.*

UTILITIES TRUST                      0.95%       To seek capital growth and current income (income above that
Massachusetts Financial                          available from the Fund invested entirely in equity
Services Company                                 securities). Under normal market conditions, the Fund
                                                 invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

VALUE & RESTRUCTURING TRUST          0.87%       To seek long-term capital appreciation. Under normal market
UST Advisers, Inc.                               conditions, the Fund invests at least 65% of its total
                                                 assets in common stocks of U.S. and foreign companies whose share price, in the opinion of the subadviser, does not
                                                 reflect the economic value of the company's assets, but
                                                 where the subadviser believes restructuring efforts or
                                                 industry consolidation will serve to highlight the true
                                                 value of the company.

VALUE TRUST                          0.78%       To realize an above-average total return over a market cycle
Van Kampen                                       of three to five years, consistent with reasonable risk.
                                                 Under normal market conditions, the Fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of
                                                 companies in the Russell MidCap Value Index.*

VALUE OPPORTUNITIES TRUST            0.89%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests at least 80% of its assets in
Co. LLC                                          securities of small- and mid-cap companies and the Fund
                                                 seeks to achieve its objective by outperforming its
                                                 benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with
                                                 similar market capitalizations ("small- and mid-cap
                                                 companies").*

VISTA TRUST                          1.01%       To seek long-term capital growth. Under normal market
American Century Investment                      conditions, the Fund invests in common stocks of companies
Management, Inc.                                 that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.



*"Lehman-Brothers Aggregate Bond(R)" is a trademark of Lehman Brothers, Inc. "S&P 400(R)", "S&P 500(R)", "S&P Mid Cap 400(R)", and "S&P Small Cap 600(R)" are
trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)", "Russell 1000 Value(R)", "Russell 1000 Growth(R)", "Russell 2000(R)", "Russell 2500(R)", "Russell 2500 Value(R)", "Russell 2500 Growth(R)", "Russell 3000(R)", "Russell MidCap(R)", "Russell MidCap Growth(R)", "Russell MidCap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" and "Dow Jones Wilshire 5000(R)" are trademarks of Wilshire Associates. "MSCI All CountryWorld Excluding US(R)" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                                   APPENDIX B

                             INDEX ALLOCATION TRUST

                        DESCRIPTION OF UNDERLYING FUNDS


The Index Allocation Trust may invest in JHT portfolios noted below (the "Index Allocation Trust Underlying Funds"). The following tables sets forth: (i) the names of the Index Allocation Trust Underlying Funds and their respective subadvisers; (ii) the expense ratios of the Series NAV shares of the Index Allocation Trust Underlying Funds for the most recent fiscal year (or estimated expense ratios for the current fiscal year in the case of new portfolios); and
(iii) brief descriptions of the Index Allocation Trust Underlying Funds' investment goals and principal strategies. Additional investment practices are described in JHT's SAI and in the prospectuses for the Index Allocation Trust Underlying Funds.



                                 EXPENSE
FUND AND SUBADVISER               RATIO                    GOAL AND PRINCIPAL STRATEGY
-------------------              -------                   ---------------------------
INTERNATIONAL EQUITY INDEX        0.56%    To seek to track the performance of abroad-based equity
TRUST A                                    index of foreign companies primarily in developed countries
SSgA Funds Management, Inc.                and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                           assets in securities listed in the Morgan Stanley Capital
                                           International ("MSCI(R)") All CountryWorld Excluding U.S.
                                           Index.

BOND INDEX TRUST A                0.55%    To seek to track the performance of the Lehman Brothers
Declaration Management &                   Aggregate Bond Index (which represents the U.S. investment
Research, LLC                              grade bond market). Under normal market conditions, the
                                           Funds will invest at least 80% of their net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

500 INDEX TRUST                   0.52%    To seek to approximate the aggregate total return of a broad
MFC Global Investment                      U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                conditions, the Fund invests at least 80% of its net assets
                                           (plus any borrowings for investment purposes) in(a) the
                                           common stocks that are included in the S&P 500 Index and(b)
                                           securities (which may or may not be included in the S&P 500
                                           Index) that MFC Global (U.S.A.) believes as a group will
                                           behave in a manner similar to the index.

MID CAP INDEX TRUST               0.52%    To seek to approximate the aggregate total return of a mid
MFC Global Investment                      cap U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                conditions, the Fund invests at least 80% of it net assets
                                           (plus any borrowings for investment purposes) in(a) the
                                           common stocks that are included in the S&P 400 Index and(b)
                                           securities (which may or may not be included in the S&P 400
                                           Index) that MFC Global (U.S.A.) believes as a group will
                                           behave in a manner similar to the index.

SMALL CAP INDEX TRUST             0.52%    To seek to approximate the aggregate total return of a small
MFC Global Investment                      cap U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                conditions, the Fund invests at least 80% of its net assets
                                           (plus any borrowings for investment purposes) in(a) the
                                           common stocks that are included in the Russell 2000 Index
                                           and(b) securities (which may or may not be included in the
                                           Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.



*"Lehman-Brothers Aggregate Bond(R)" is a trademark of Lehman Brothers, Inc. "S&P 400(R)", "S&P 500(R)", "S&P Mid Cap 400(R)", and "S&P Small Cap 600(R)" are
trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)", "Russell 1000 Value(R)", "Russell 1000 Growth(R)", "Russell 2000(R)", "Russell 2500(R)", "Russell 2500 Value(R)", "Russell 2500 Growth(R)", "Russell 3000(R)", "Russell MidCap(R)", "Russell MidCap Growth(R)", "Russell MidCap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" and "Dow Jones Wilshire 5000(R)" are trademarks of Wilshire Associates. "MSCI All CountryWorld Excluding US(R)" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                                   APPENDIX C


HISTORICAL PERFORMANCE OF CORRESPONDING FOUNDING FUNDS STRATEGY



     The Franklin Templeton Founding Allocation Trust of JHT ("JHT Founding Allocation Trust") is expected to commence operations on April 30, 2007, and performance information for this fund is not presented in the Prospectus. The JHT Founding Allocation Trust is a fund of funds, which will invest in the Global Trust, Income Trust and Mutual Shares Trust ("Underlying Funds"), each of which is modeled after an underlying Fund of the Franklin Templeton Founding Fund. This Appendix provides additional information about the past performance of the underlying funds of Franklin Templeton Founding Fund: Templeton Growth Fund, Franklin Income Fund and Mutual Shares Fund ("Franklin Underlying Funds"). Together, the Franklin Underlying Funds comprise the Founding Funds Strategy. The Adviser anticipates using this model of the Founding Funds Strategy as the basis for managing the JHT Founding Allocation Trust. This Appendix also provides additional information about the past performance of the Founding Funds Strategy.



     This Appendix presents past performance information for the Templeton Growth Fund, the Franklin Income Fund and the Mutual Shares Fund, each of which has the same subadviser and same portfolio manager and substantially similar investment objectives, policies and strategies as its corresponding Underlying Fund. The Appendix also presents historical performance data for the Founding Funds Strategy. Because of the similarities between the Templeton Growth Fund, Franklin Income Fund and Mutual Shares Fund and their corresponding Underlying Funds, as described above, in combination with the Founding Funds Strategy, this information may help provide an indication of the JHT Founding Allocation Trust's risks.



     The past performance of the Franklin Underlying Funds and the Founding Funds Strategy has been calculated net of fees and expenses as described in the notes for each. The total operating fees and expenses of the Franklin Underlying Funds and Founding Funds Strategy may be lower than the total operating expenses of the Growth Trust, Income Trust, Mutual Shares Trust or JHT Founding Allocation Trust, in which case the Franklin Underlying Funds and Founding Funds Allocation Strategy performance shown would have been lower had the total operating expense of the corresponding funds been used to compute the performance.



     The Franklin Underlying Funds and Founding Funds Strategy performance is no guarantee of future results in managing the JHT Founding Allocation Trust or portion thereof. THE INFORMATION IN THIS APPENDIX DOES NOT REPRESENT THE PERFORMANCE OF THE JHT FOUNDING ALLOCATION TRUST OR ANY PREDECESSOR TO IT. Please note the following cautionary guidelines in reviewing this Appendix:



      -- Performance figures are not the performance of the JHT Founding Allocation Trust or the Underlying Funds. The performance shown for Founding Funds Strategy and the Franklin Underlying Funds is not an indication of how the JHT Founding Allocation Trust or portion thereof would have performed in the past or will perform in the future. Each of the Global Trust, Income Trust and the Mutual Shares Trust's performance in the future will be different from the Franklin Underlying Funds and the JHT Founding Allocation Trust's performance will be different from the Founding Funds Strategy due to factors such as cash flows in and out of the Underlying Funds, different fees, expenses, performance calculation methods, and portfolio sizes and composition.



      -- Although the JHT Founding Allocation Trust is modeled after the Founding Funds Strategy, the JHT Founding Allocation Trust may (1) change the percentage of the fund's assets allocated to any Underlying Fund at any time in the future, and (2) the assets under management of each of the Underlying Funds will increase or decrease depending upon the performance and market-value of those Underlying Funds.



      -- Initially, the JHT Founding Allocation Trust expects to allocate its assets approximately equally to each of the Underlying Funds. You should consider the JHT Founding Allocation Trust's discretion to change the asset allocation among the Underlying Funds, and to eventually invest in other funds, when reviewing the Underlying Funds' and Founding Funds Strategy's performance.



     Performance information -- a bar chart and a table -- is presented on the following pages for Class A shares of the Franklin Underlying Funds that correspond to each of the Global Trust, Income Trust and the Mutual Shares Trust. The bar chart shows how each Franklin Underlying Fund's total return has varied from year to year, while the tables show performance over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.



     Neither the JHT Founding Allocation Trust nor the Underlying Funds have front-end or deferred sales charges. The other expenses of the Series II shares of the JHT Founding Allocation Trust, including their Rule 12b-1 fees, may be higher than the expenses, including the Rule 12b-1 fees, of the Class A shares of the corresponding Franklin Underlying Fund. The performance shown in the bar charts and tables for the Class A shares of each Franklin Underlying Fund and Founding Funds Strategy would be lower if adjusted to reflect the higher expenses of the Series II shares of the JHT Founding Allocation Trust. The performance shown in the bar charts and tables would also be lower if the adviser to the Franklin Underlying Funds had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any sales charges or fund expenses and would be lower if they did. The JHT Founding Allocation Trust serves as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses of any variable insurance products. If such fees and expenses had been reflected, performance would be lower. As indicated above, past performance does not indicate future results. IT IS IMPORTANT TO NOTE THAT THE PERFORMANCE RESULTS PRESENTED BELOW DO NOT REPRESENT THE PERFORMANCE OF THE JHT FOUNDING ALLOCATION TRUST AND ARE NO INDICATION OF HOW IT WOULD HAVE PERFORMED IN THE PAST OR WILL PERFORM IN THE FUTURE.

                            FOUNDING FUNDS STRATEGY



     The Founding Funds Strategy represents a composite of the performance of Templeton Growth Fund, Franklin Income Fund and Mutual Shares Fund. The Adviser anticipates using this model as the basis for managing the JHT Founding Allocation Trust. However, although the JHT Founding Allocation Trust will initially be allocated equally among the Underlying Funds, it will have the discretion to change its allocations and may in the future invest in other funds.



                            FOUNDING FUNDS STRATEGY


                          CALENDAR YEAR TOTAL RETURNS



                   -0.30%                                      -7.29%
        19.68%                14.31%     11.66%     2.42%                 30.09%     14.28%     6.65%      19.64%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006


                          AVERAGE ANNUAL TOTAL RETURNS


                           FOR PERIOD ENDING 12-31-06



                                                        One        Five       Ten
                                                        Year       Year       Year
 Class A Shares                                        19.64%     11.95%     10.62%
 S&P 500 Index                                         15.80%      6.19%      8.42%
 LB Aggregate Bond                                      4.33%      5.06%      6.24%



     INDEX (REFLECTS NO FEES OR TAXES)


          S&P 500 INDEX


          LEHMAN BROTHERS AGGREGATE BOND INDEX



     The bar chart shows how the Founding Funds Strategy ("Strategy") total return has varied from year to year, while the tables show a hypothetical performance of the Strategy (along with a broad-based market index for reference). The hypothetical performance of the Strategy is adjusted to be shown net of the fees and expenses of the Franklin Underlying Funds. THE TOTAL FEES AND EXPENSES OF THE FRANKLIN UNDERLYING FUNDS MAY BE LOWER THAT THE TOTAL FEES AND EXPENSES OF THE UNDERLYING FUNDS. THE STRATEGY DOES NOT REFLECT THE ADVISORY FEE AND CERTAIN OTHER FEES PAID BY THE JHT FOUNDING ALLOCATION TRUST. IF SUCH HIGHER FEES AND EXPENSES WERE REFLECTED IN THE STRATEGY PERFORMANCE SET FORTH ABOVE, PERFORMANCE WOULD BE LOWER. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. The hypothetical returns presented in the Strategy reflect hypothetical performance an investor would have obtained had it invested in the manner shown if the allocation was fixed throughout this period and does not represent returns that any investor actually attained. The information presented is based upon the hypothetical assumption that the Strategy invested in a one-third allocation in each of the Franklin Underlying Funds during the periods presented. Certain of the assumptions have been made for modeling purposes and are unlikely to be realized. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in achieving the returns have been stated or fully considered. Changes in the assumptions may have a material impact on the hypothetical returns presented.

                                TEMPLETON GROWTH


CORRESPONDING TO: GLOBAL TRUST

     Templeton Growth Fund, Class A, total returns:

     BEST QUARTER:  Q2 '03, 20.22%

     WORST QUARTER:  Q3 '02, -16.96%

     Index (reflects no fees or taxes)


     MSCI WORLD INDEX



NET ASSETS OF TEMPLETON GROWTH FUND AS OF DECEMBER 31, 2006: $35.789 BILLION ACROSS ALL SHARE CLASSES; $27.120 BILLION IN CLASS A SHARES


                         TEMPLETON GROWTH FUND, CLASS A
                          CALENDAR YEAR TOTAL RETURNS


                   -2.48%                                      -9.48%
        16.18%                30.44%     1.74%      0.54%                 32.85%     17.00%     8.15%      21.81%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006


                         TEMPLETON GROWTH FUND, CLASS A


                          AVERAGE ANNUAL TOTAL RETURNS


                           FOR PERIOD ENDING 12-31-06



                                                        One        Five       Ten
                                                        Year      Years      Years
 Class A                                               21.81%     13.14%     10.85%
 MSCI World                                            20.65%     10.49%      8.08%
 Class A of Templeton Growth Fund was first offered on 11/29/54.



     Templeton Growth Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Templeton Growth Fund had not reimbursed certain expenses of the portfolio during the periods shown.

                                  GLOBAL TRUST



     Global Trust, a series of John Hancock Trust, which is currently managed by Templeton Global Advisors Limited, is currently in the process of changing its investment policies. Global Trust's new investment policies will be substantially similar to Templeton Growth Fund. Because of the pending change to Global Trust's investment policies, the prior performance of Global Trust may not be as relevant as the prior performance of Templeton Growth Fund to an investor in the future.



     Series II, total returns:



     BEST QUARTER:  Q2 '03, 17.79%



     WORST QUARTER:  Q3 '02, -16.01%


     Index (reflects no fees or taxes)


     MSCI WORLD INDEX



NET ASSETS OF GLOBAL TRUST AS OF DECEMBER 31, 2006: $0.402 BILLION ACROSS ALL SHARE CLASSES; $.040 BILLION IN SERIES II SHARES


                            GLOBAL TRUST, SERIES II
                          CALENDAR YEAR TOTAL RETURNS


                                                   -16.09%    -19.11%
        20.80%     12.25%     3.66%      12.19%                           27.23%     14.53%     10.50%     20.09%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

                            GLOBAL TRUST, SERIES II
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDING 12-31-06

                                                        One        Five       Ten
                                                        Year      Years      Years
 Series II                                             20.09%      9.36%      7.55%
 MSCI World                                            20.65%     10.49%      8.08%


     Series II of Global Trust was first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower. Global Trust was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Global Trust had not reimbursed certain expenses of the portfolio during the periods shown.

                              FRANKLIN INCOME FUND

CORRESPONDING TO: INCOME TRUST

     Franklin Income Fund, Class A, total returns:


     BEST QUARTER:  Q2 '03, 14.24%



     WORST QUARTER:  Q2 '02, -5.98%


    Note: Since Inception, Best quarter Q1, '91, 16.67%; Worst quarter Q3, '90, -8.58%

     Index (reflects no fees or taxes)


    S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX



NET ASSETS OF FRANKLIN INCOME FUND AS OF DECEMBER 31, 2006: $52.245 BILLION ACROSS ALL SHARE CLASSES; $29.629 BILLION IN CLASS A SHARES.


                         FRANKLIN INCOME FUND, CLASS A
                          CALENDAR YEAR TOTAL RETURNS


                              -0.74%                           -1.06%
        16.85%     0.95%                 20.59%     0.65%                 30.96%     12.17%     1.85%      19.12%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006


                         FRANKLIN INCOME FUND, CLASS A


                          AVERAGE ANNUAL TOTAL RETURNS


                           FOR PERIOD ENDING 12-31-06



                                                       One        Five         Ten
                                                      Year        Years       Years
 Class A                                              19.12%      12.01%       9.62%
 S&P 500 Index                                        15.80%       6.19%       8.42%
 LB Aggregate Bond                                     4.33%       5.06%       6.24%
 Class A of Franklin Income Fund was first offered on 8/31/48.



     Franklin Income Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Franklin Income Fund had not reimbursed certain expenses of the portfolio during the periods shown.

                               MUTUAL SHARES FUND


CORRESPONDING TO: MUTUAL SHARES TRUST


     Mutual Shares Fund, Class A, total returns:



     BEST QUARTER:  Q4 '98, 13.24%



     WORST QUARTER:  Q3 '98, -17.03%



     Index (reflects no fees or taxes)



     S&P 500 INDEX



NET ASSETS OF MUTUAL SHARES FUND AS OF DECEMBER 31, 2006: $21.596 BILLION ACROSS ALL SHARE CLASSES



                              MUTUAL SHARES FUND,

                      CLASS A CALENDAR YEAR TOTAL RETURNS


                                                              -11.20%
        26.01%     0.01%      14.63%     13.42%     5.94%                 26.18%     13.50%     9.98%      17.98%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006


                          MUTUAL SHARES FUND, CLASS A


                          AVERAGE ANNUAL TOTAL RETURNS


                           FOR PERIOD ENDING 12-31-06



                                                        One        Five       Ten
                                                        Year       Year       Year
 Class A Share                                         17.98%     10.54%     11.10%
 S&P 500 Index                                         15.80%      6.19%      8.42%
 Class A shares of the Franklin Mutual Shares Fund were first offered on 11/1/96.



     Mutual Shares Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Mutual Shares Fund had not reimbursed certain expenses of the portfolio during the periods shown.

                              FOR MORE INFORMATION

     The following documents are available that offers further information on
JHT:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

     Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION



     The SAI contains more detailed information on all aspects of the Funds. JHT's SAI includes a summary of the JHT's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.


     TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                          BY MAIL: John Hancock Trust
                              601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                 ON THE INTERNET: www.johnhancockannuities.com


OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUNDS
                                 FROM THE SEC:


                       BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                           Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                   BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                          1940 Act File No. 811-04146

                               JOHN HANCOCK TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2007

500 Index Trust
500 Index Trust B
Absolute Return Trust
Active Bond Trust
All Cap Core Trust
All Cap Growth Trust
All Cap Value Trust
Blue Chip Growth Trust
Bond Index Trust A
Bond Index Trust B
Capital Appreciation Trust
Classic Value Trust
Core Bond Trust
Core Equity Trust
Dynamic Growth Trust
Emerging Growth Trust
Emerging Markets Value Trust
Emerging Small Company Trust
Equity-Income Trust
Financial Services Trust
Franklin Templeton Founding
Allocation Trust
Fundamental Value Trust
Global Allocation Trust
Global Bond Trust
Global Real Estate Trust
Global Trust
Growth Trust
Growth & Income Trust
Growth Opportunities Trust
Health Sciences Trust
High Income Trust
High Yield Trust
Income Trust
Income & Value Trust
Index Allocation Trust
International Core Trust
International Equity Index Trust A
International Equity Index Trust B
International Growth Trust
International Opportunities Trust
International Small Cap Trust
International Small Company Trust
International Value Trust
Intrinsic Value Trust
Investment Quality Bond Trust
Large Cap Trust
Large Cap Value Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Managed Trust
Mid Cap Index Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Mid Cap Value Equity Trust
Mid Cap Value Trust
Mid Value Trust
Money Market Trust
Money Market Trust B
Mutual Shares Trust
Natural Resources Trust
Overseas Equity Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Real Estate Equity Trust
Real Estate Securities Trust
Real Return Bond Trust
Science & Technology Trust
Short-Term Bond Trust
Small Cap Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Intrinsic Value Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Trust
Small Company Growth Trust
Small Company Value Trust
Special Value Trust
Spectrum Income Trust
Strategic Bond Trust
Strategic Income Trust
Strategic Opportunities Trust
Total Return Trust
Total Stock Market Index Trust
U.S. Core Trust
U.S. Global Leaders Growth Trust
U.S. Government Securities Trust
U.S. High Yield Bond Trust
U.S. Large Cap Trust
U.S. Multi Sector Trust
Utilities Trust
Value Trust
Value & Restructuring Trust
Value Opportunities Trust
Vista Trust

This Statement of Additional Information ("SAI") of the John Hancock Trust ("JHT") is not a prospectus, but should be read in conjunction with JHT's Prospectus dated May 1, 2007. The Annual Report dated December 31, 2006 for JHT is incorporated by reference into the SAI.

Copies of JHT's Prospectus, SAI and/or Annual Report can be obtained free of charge by contacting:

                               John Hancock Trust
                601 Congress Street, Boston, Massachusetts 02210
                                 (800) 344-1029
                          www.johnhancockannuities.com

(Applicable to all funds listed above (referred to individually as a "Fund" and collectively as the "Funds"). The following funds of JHT are described in a separate statement of additional information: the American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American High-Income Trust, American New World Trust, American Global Small Cap Trust and American Asset Allocation Trust.)

                                TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK TRUST.....................................        4
INVESTMENT POLICIES....................................................        4
   Emerging Markets Value Trust - Approved Markets.....................        4
   Money Market Instruments............................................        4
   U.S. Government and Government Agency Obligations...................        5
   Municipal Obligations...............................................        5
   Canadian and Provincial Government and Crown Agency Obligations.....        6
   Certificates of Deposit, Time Deposits and Bankers' Acceptances.....        7
   Commercial Paper....................................................        7
   Corporate Obligations...............................................        7
   Repurchase Agreements...............................................        8
   Foreign Repurchase Agreements.......................................        8
   Other Instruments...................................................        8
   Warrants............................................................        8
   Reverse Repurchase Agreements.......................................        9
   Mortgage Securities.................................................        9
   Asset-Backed Securities.............................................       11
   Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind
      Bonds............................................................       13
   Loans and Other Direct Debt Instruments.............................       13
   High Yield (High Risk) Domestic Corporate Debt Securities...........       14
   Brady Bonds.........................................................       14
   Sovereign Debt Obligations..........................................       15
   Indexed Securities..................................................       15
   Hybrid Instruments..................................................       15
   Variable and Floating Rate Obligations..............................       17
   Exchange Traded Funds ("ETFs")......................................       17
ADDITIONAL INVESTMENT POLICIES.........................................       17
   Lending Securities..................................................       17
   When-Issued Securities/Forward Commitments..........................       18
   Mortgage Dollar Rolls...............................................       18
   Illiquid Securities.................................................       18
   Short Sales.........................................................       19
   Investment in Other Investment Companies............................       20
   Loan Participations and Assignments.................................       20
   Index-Related Securities ("Equity Equivalents").....................       20
   Fixed Income Securities.............................................       21
   Market Capitalization Weighted Approach.............................       21
RISK FACTORS...........................................................       22
   Non-Diversified.....................................................       22
   Equity Securities...................................................       22
   Fixed Income Securities.............................................       23
   Investment Grade Fixed income Securities in the Lowest Rating
      Category.........................................................       23
   Lower Rated Fixed income Securities.................................       23
   Small and Medium Size Companies.....................................       24
   Foreign Securities..................................................       24
   Investment Company Securities.......................................       25
   Fund of Funds Risk Factors..........................................       25
   Stripped Securities.................................................       26
   Mortgage-Backed and Asset-Backed Securities.........................       26
   Securities Linked to the Real Estate Market.........................       27
   Industry or Sector Investing........................................       27
   Initial Public Offerings ("IPOs")...................................       29
   U.S. Government Securities..........................................       29
   High Yield (High Risk) Securities...................................       29
HEDGING AND OTHER STRATEGIC TRANSACTIONS...............................       31
   General Characteristics of Options..................................       32

   General Characteristics of Futures Contracts and Options on Futures
      Contracts........................................................       33
   Stock Index Futures.................................................       34
   Options on Securities Indices and Other Financial Indices...........       35
   Yield Curve Options.................................................       35
   Currency Transactions...............................................       35
   Combined Transactions...............................................       37
   Swap Agreements and Options on Swap Agreements......................       37
   Eurodollar Instruments..............................................       39
   Risk of Hedging and Other Strategic Transactions....................       39
   Risks of Hedging and Other Strategic Transactions Outside the
      United States....................................................       40
   Use of Segregated and Other Special Accounts........................       40
   Other Limitations...................................................       41
INVESTMENT RESTRICTIONS................................................       42
   Fundamental.........................................................       42
   Non-Fundamental.....................................................       43
ADDITIONAL INVESTMENT RESTRICTIONS.....................................       44
PORTFOLIO TURNOVER.....................................................       49
MANAGEMENT OF JHT......................................................       51
   Duties and Compensation of Trustees.................................       55
   Trustee Ownership of Funds..........................................       56
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES..................       57
   The Advisory Agreement..............................................       57
   Subadvisory Agreements..............................................       59
   Additional Information Applicable to Subadvisory Agreements.........       62
OTHER SERVICES.........................................................       65
Proxy Voting Policies..................................................       65
DISTRIBUTOR; RULE 12B-1 PLANS..........................................       65
PORTFOLIO BROKERAGE....................................................       71
REDEMPTION OF SHARES...................................................       76
DETERMINATION OF NET ASSET VALUE.......................................       77
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS......................       78
SHAREHOLDERS OF JHT....................................................       81
HISTORY OF JHT.........................................................       85
ORGANIZATION OF JHT....................................................       86
ADDITIONAL INFORMATION CONCERNING TAXES................................       87
LEGAL AND REGULATORY MATTERS...........................................       89
REPORTS TO SHAREHOLDERS................................................       90
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.........................       90
CUSTODIAN..............................................................       90
CODE OF ETHICS.........................................................       90
MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER....................       90
APPENDIX I - Debt Security Ratings.....................................       91
APPENDIX II - Standard & Poor's Corporation Disclaimers................       91
APPENDIX III - Information Regarding Portfolio Managers of the Funds...       91
APPENDIX IV - Proxy Voting Policies....................................       91


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

ORGANIZATION OF JOHN HANCOCK TRUST

JHT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds is a series of JHT.

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and each of the Funds. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Fund assets under management by Manulife Financial and its subsidiaries were Cdn$414 billion (US$355 billion) as of December 31, 2006.

MFC trades as 'MFC' on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under '0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or SAI, the investment objective and policies of the Funds may be changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or SAI.

EMERGING MARKETS VALUE TRUST - APPROVED MARKETS

The Emerging Markets Value Trust's subadviser has an investment committee that designates emerging markets for the Fund to invest in companies that are associated with those markets ("Approved Markets"). Pending the investment of new capital in Approved Market securities, the Fund will typically invest in money market instruments or other highly liquid debt instruments, including those denominated in U.S. dollars (including, without limitation, repurchase agreements) and money market mutual funds. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances. The Fund may also invest in exchange traded funds ("ETFs") and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the United States, while maintaining liquidity.

The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets it may be necessary or advisable for the Fund to establish a wholly-owned subsidiary or trust for the purpose of investing in the local markets.

Even though a company's stock may meet the applicable market capitalization criterion for the Fund's criterion for investment, it may not be included for one or more of a number of reasons. For example, in the subadviser's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended ("Code")). To this extent, there will be the exercise of discretion and consideration by the subadviser in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

MONEY MARKET INSTRUMENTS

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations. The Special Value Trust, in addition to investing in money market instruments for temporary defensive purposes, may also invest in money market instruments when opportunities for capital growth do not appear attractive.

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA OBLIGATIONS. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"). This guarantee is supported by the full faith and credit of the U.S. government.

U.S. AGENCY OBLIGATIONS. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:

-    Student Loan Marketing Association;

-    Federal Home Loan Banks;

-    Federal Intermediate Credit Banks; and

-    Federal National Mortgage Association.

U.S. INSTRUMENTALITY OBLIGATIONS. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from Federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

MUNICIPAL NOTES. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

CANADIAN GOVERNMENT OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

CANADIAN CROWN OBLIGATIONS. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

PROVINCIAL GOVERNMENT OBLIGATIONS. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

PROVINCIAL CROWN AGENCY OBLIGATIONS. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

CORPORATE OBLIGATIONS

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

- broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

A Fund may also participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Adviser and/or subadviser creditworthiness requirements.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

FOREIGN REPURCHASE AGREEMENTS

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which certain Funds (as indicated, except the Lifestyle Trusts), may directly invest consistent with their investment objectives and policies.

WARRANTS

Each Fund (except the Money Market Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust and the Lifestyle Trusts) may purchase warrants, including warrants traded independently of the underlying securities.

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

REVERSE REPURCHASE AGREEMENTS

Each Fund (excluding the Lifestyle Trusts, Franklin Templeton Founding Allocation Trust and Index Allocation Trust) may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

MORTGAGE SECURITIES

PREPAYMENT OF MORTGAGES. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Federal Home Loan Mortgage Corporation, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES ("STRIPS"). A Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a Fund's net assets. See "Additional Investment Policies - Illiquid Securities."

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a Fund's relatively stable NAV.

In addition to the stripped mortgage securities described above, each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in similar securities such as Super Principal Only ("SPO") and Leverage Interest Only ("LIO") which are more volatile than POs and IOs. Risks associated with instruments, such as SPOs, are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOs are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions.

Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

INVERSE FLOATERS. Each of the Global Bond Trust, Total Return Trust, Real Return Bond Trust, Strategic Bond Trust, High Income Trust, High Yield Trust, Investment Quality Bond Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters together with any other illiquid investments, will not exceed 15% of a Fund's net assets. See "Additional Investment Policies - Illiquid Securities."

Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

TYPES OF CREDIT SUPPORT. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities."

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should


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be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus' disclosure for a Fund, a Fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A Fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies".

TYPES OF CREDIT SUPPORT. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.


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

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds (excluding Lifestyle Trusts) may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The Funds (excluding Lifestyle Trusts and Index Allocation Trust) also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

ISSUERS OF ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies."

TAX CONSIDERATIONS. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

A Fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.


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HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES


High yield U.S. corporate debt securities in which a Fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. The Fund may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).


The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

BRADY BONDS

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate which increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a Fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.


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Brady Bonds issued to date are purchased and sold in secondary markets through
U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.

SOVEREIGN DEBT OBLIGATIONS

A Fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

INDEXED SECURITIES

A Fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

CHARACTERISTICS OF HYBRID INSTRUMENTS. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

- prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or

- an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

USES OF HYBRID INSTRUMENTS. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

RISKS OF INVESTING IN HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" for a description of certain risks associated with investments in futures, options, and forward contracts.

VOLATILITY. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

LEVERAGE RISK. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

LIQUIDITY RISK. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

LACK OF U.S. REGULATION. Hybrid Instruments may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


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The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRS, EDRS, GDRS, IDRS AND NVDRS

A Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts ("ADRs," "EDRs," "GDRs," "IDRs" and "NVDRs" respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, IDRs, NVDRs and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, IDRs and NVDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.

VARIABLE AND FLOATING RATE OBLIGATIONS

A Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

EXCHANGE TRADED FUNDS ("ETFS")

A Fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

LENDING SECURITIES

A Fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such Fund's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

A Fund anticipates that securities will be loaned only under the following conditions:


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(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange ("NYSE") rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) a Fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a Fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

MORTGAGE DOLLAR ROLLS

Each Fund (except the Money Market Trust, the Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust and the Index Allocation Trust) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV per share.

ILLIQUID SECURITIES

No Fund (except the Money Market Trust), may invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to, (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.


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RULE 144A SECURITIES ARE EXCLUDED FROM THE LIMITATION ON ILLIQUID SECURITIES.
Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a Fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent that Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a Fund could be adversely affected.

SECTION 4(2) COMMERCIAL PAPER IS EXCLUDED FROM THE LIMITATION ON ILLIQUID SECURITIES. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to its distribution under Federal securities law, and is generally sold to institutional investors, such as the Money Market Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Trust, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

INVESTMENTS IN CREDITORS' CLAIMS. The High Income Trust may purchase creditors' claims in bankruptcy ("Creditors' Claims") which are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors' Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors' Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor's Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

Creditors' Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors' Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors' Claims, such as the High Income Trust, may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors' Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors' Claims can be sold to other investors, the market for Creditors' Claims is not liquid and, as a result, a purchaser of a Creditors' Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors' Claim, especially in the case of unsecured claims.

SHORT SALES

A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A Fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount


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deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES

A Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by Federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by Federal securities laws.

LOAN PARTICIPATIONS AND ASSIGNMENTS

A Fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")


A Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P's Depositary Receipts ("SPDRs") (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up



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those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a Fund invests in securities of other investment companies, including Equity Equivalents, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a Fund.

FIXED INCOME SECURITIES

A Fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. A Fund may also invest in obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a Fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

MARKET CAPITALIZATION WEIGHTED APPROACH

The International Small Company Trust's structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A Fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the Fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or
(iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain


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sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a Fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying Funds and bears the same risks as those in which it invests. To the extent a fund of funds invests in securities or instruments directly, the fund of funds will be subject to the same risks.

NON-DIVERSIFIED

Certain of the Funds are non-diversified.

DEFINITION OF NON-DIVERSIFIED. Any Fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by its own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


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FIXED INCOME SECURITIES

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

INTEREST RATE RISK. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

CREDIT QUALITY RISK. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower rated fixed income securities are riskier than funds that may invest in higher rated fixed income securities.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

PRICE VOLATILITY. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

LIQUIDITY. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED INCOME SECURITIES. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities.

Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under


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"Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

SURVIVAL OF SMALL OR UNSEASONED COMPANIES. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

CHANGES IN EARNINGS AND BUSINESS PROSPECTS. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

LIQUIDITY. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

IMPACT OF BUYING OR SELLING SHARES. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

PUBLICLY AVAILABLE INFORMATION. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

MEDIUM SIZE COMPANIES. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

CURRENCY FLUCTUATIONS. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

POLITICAL AND ECONOMIC CONDITIONS. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

REMOVAL OF PROCEEDS OF INVESTMENTS FROM A FOREIGN COUNTRY. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

NATIONALIZATION OF ASSETS. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

SETTLEMENT OF SALES. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.


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INVESTOR PROTECTION STANDARDS. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

A Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

FUND OF FUNDS RISK FACTORS

Each fund of funds may invest in shares of the underlying funds. The following discussion provides information on the risks of investing in funds of funds such as the Lifestyle Trusts, the Index Allocation Trust, the Absolute Return Trust and the Franklin Templeton Founding Allocation Trust (the "Allocation Funds").

As permitted by Section 12 of the 1940 Act, each Lifestyle Trust, the Index Allocation Trust, the Absolute Return Trust and the Franklin Templeton Founding Allocation Trust invests in a number of other Funds and may reallocate or rebalance assets among the underlying funds.

From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of an Allocation Fund ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global U.S.A."). Shareholders should note that Rebalancings may affect the underlying Funds. The underlying Funds subject to redemptions by an Allocation Fund may find it necessary to sell securities, and the underlying Funds that receive additional cash from a fund of funds will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when an Allocation Fund owns, redeems, or invests in, a substantial portion of an underlying Fund. Rebalancings could affect the underlying Funds which could adversely affect their performance and, therefore, the performance of the fund of funds.

Both the Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each fund of funds. However, there is no guarantee that the Adviser and MFC Global U.S.A. will be successful in doing so.

Possible adverse effects of Rebalancings on the underlying Funds:

1. The underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the underlying Funds.

3. When a fund of funds owns a substantial portion of an underlying Fund, a large redemption by the fund of funds could cause that underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both the fund of funds and the Funds are managed by the Adviser. MFC Global U.S.A., which is an affiliate of the Adviser, is the subadviser to each fund of funds and to certain of the underlying Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Allocation Funds and the Funds and MFC Global U.S.A. has the responsibility to manage both the fund of funds and certain of the underlying Funds. The Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Funds and attempt to minimize any adverse effect of the Rebalancings on the underlying Funds, consistent with pursuing the investment objective of each Allocation Fund.


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With respect to Rebalancings, shareholders should also note that MFC Global
U.S.A. as the subadviser to both the Allocation Funds' fund of funds and certain of the underlying Funds, may appear to have incentive to allocate more fund of funds assets to those underlying Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all underlying Funds although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global U.S.A. The Adviser will monitor MFC Global U.S.A.'s allocation of fund of funds assets to the underlying Funds to attempt to ensure that assets are not allocated to other MFC Global U.S.A. subadvised funds unless it is in the best interest of the fund of funds to do so. In addition, prior to appointing MFC Global U.S.A. as subadviser to a underlying Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global U.S.A. as one of its factors in approving such appointment.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.


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COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-    declines in the value of real estate;

-    risks related to general and local economic conditions;

-    possible lack of availability of mortgage funds;

-    overbuilding;

-    extended vacancies of properties;

-    increased competition;

-    increases in property taxes and operating expenses;

-    change in zoning laws;

-    losses due to costs resulting from the clean-up of environmental problems;

- liability to third parties for damages resulting from environmental problems;

-    casualty or condemnation losses;

-    limitations on rents;

-    changes in neighborhood values and the appeal of properties to tenants; and

-    changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts ("REITs"), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

INDUSTRY OR SECTOR INVESTING

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.


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INTERNET-RELATED INVESTMENTS. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

FINANCIAL SERVICES INDUSTRY. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

BANKING. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

INSURANCE. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

OTHER FINANCIAL SERVICES COMPANIES. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

TELECOMMUNICATIONS. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both Federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

UTILITIES. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for


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other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

HEALTH SCIENCES. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

INITIAL PUBLIC OFFERINGS ("IPOS")

A Fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. GOVERNMENT SECURITIES

A Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.

HIGH YIELD (HIGH RISK) SECURITIES

GENERAL. A Fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

INTEREST RATE RISK. To the extent a Fund invests primarily in fixed income securities, the NAV of the Fund's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed income fund generally rise. Conversely, when interest rates rise, the value of a fixed income fund will decline.

LIQUIDITY. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a Fund investing in high yield debt securities is


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not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. A Fund may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose Funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

-   the obligor's balance of payments, including export performance;

-   the obligor's access to international credits and investments;

-   fluctuations in interest rates; and

-   the extent of the obligor's foreign reserves.

OBLIGOR'S BALANCE OF PAYMENTS. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

OBLIGOR'S ACCESS TO INTERNATIONAL CREDITS AND INVESTMENTS. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

OBLIGOR'S FLUCTUATIONS IN INTEREST RATES. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

OBLIGOR'S FOREIGN RESERVES. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

THE CONSEQUENCES OF A DEFAULT. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse


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against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

- reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

-    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES IN THE LOWEST RATING CATEGORIES. Certain debt securities in which a Fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated Caa or lower by Moody's or CCC or lower by S&P. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing;

-    current identifiable vulnerability to default;

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a Fund, consistent with its investment objectives and policies, are described below:

- exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures);

-    interest rate transactions*;

-    currency transactions**;

- swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-    structured notes, including hybrid or "index" securities.

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:


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-    to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations;

-    to protect a Fund's unrealized gains in the value of its securities;

-    to facilitate the sale of a Fund's securities for investment purposes;

-    to manage the effective maturity or duration of a Fund's securities;

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

PUT OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

RISK OF SELLING PUT OPTIONS. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

CALL OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

PARTIAL HEDGE OR INCOME TO THE FUND. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

COVERING OF OPTIONS. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

RISK OF SELLING CALL OPTIONS. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

EXCHANGE-LISTED OPTIONS. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the


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underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-    insufficient trading interest in certain options;

-    restrictions on transactions imposed by an exchange;

- trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-    interruption of the normal operations of the OCC or an exchange;

- inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

- a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC OPTIONS. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

TYPES OF OPTIONS THAT MAY BE PURCHASED. A Fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A Fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

-    as a hedge against anticipated interest rate, currency or market changes;

-    for duration management;

-    for risk management purposes; and

-    to gain exposure to a securities market.


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Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle", such as Eurodollar, UK 90-day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

USE WILL BE CONSISTENT WITH APPLICABLE REGULATORY REQUIREMENTS. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

MARGIN. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

SETTLEMENT. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

VALUE OF FUTURES CONTRACTS SOLD BY A FUND. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund's securities.

STOCK INDEX FUTURES

DEFINITION. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

USES OF INDEX FUTURES. Below are some examples of how Index Futures may be used:

- In connection with a Fund's investment in common stocks, a Fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

- A Fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund's pending investment in such stocks when they do become available.

- Through the use of Index Futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund.

- A Fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the Funds will act as a "commodity


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pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the
CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A Fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

DESCRIPTION OF OPTIONS ON FINANCIAL INDICES. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

A Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amounts of the Fund's liability under the option written by the Fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-    forward currency contracts;

-    exchange-listed currency futures contracts and options thereon;

-    exchange-listed and OTC options on currencies; and

-    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an


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

interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements". A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A Fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

TRANSACTION HEDGING. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the fund's securities or the receipt of income from them.

POSITION HEDGING. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

CROSS HEDGING. A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be


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

denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other Fund transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired Fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

Among the hedging and other strategic transactions into which a Fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("Swap Options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index). A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, a Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into Swap Options. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it


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risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis". Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

A Fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

Whether a Fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists


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when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. A Fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the Fund investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the Fund investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS

A Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and other strategic transactions have special risks associated with them, including:

-    possible default by the counterparty to the transaction;

-    markets for the securities used in these transactions could be illiquid;
     and

- to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

OPTIONS AND FUTURES TRANSACTIONS. Options transactions are subject to the following additional risks:

- option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

- options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

- The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

- Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

CURRENCY HEDGING. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

- Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

- Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a Fund's losses could be greater than if the proxy hedging were not used.

- Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

- foreign governmental actions affecting foreign securities, currencies or other instruments;

- less stringent regulation of these transactions in many countries as compared to the United States;

- the lack of clearing mechanisms and related guarantees in some countries for these transactions;

- more limited availability of data on which to make trading decisions than in the United States;

- delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

- the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

CALL OPTIONS. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

PUT OPTIONS. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC OPTIONS. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

CURRENCY CONTRACTS. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

SWAPS. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

CAPS, FLOORS AND COLLARS. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A Fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the Fund. In addition, if it holds a futures contracts or forward contract, a Fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

No Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a Fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHT is subject in implementing the investment policies of the Funds: (a) fundamental and (b) nonfundamental. Fundamental restrictions with respect to a Fund may only be changed by a vote of a majority of the Fund's outstanding voting securities, which means a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees of a Fund without shareholder approval.

When submitting an investment restriction change to the holders of JHT's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities (as described above) of the Fund vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of JHT.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

FUNDAMENTAL

JHT may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

In addition, unless a Fund is specifically excepted by the terms of a restriction, each Fund will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, Natural Resources Trust, Real Estate Equity Trust and Global Real Estate Trust. (JHT has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust and Money Market Trust B.)

The Natural Resources Trust will concentrate it assets in securities of issuers in natural resource-related companies worldwide.

For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

For purposes of the concentration policy, the Lifestyle Trusts, the Absolute Return Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust and any other fund of funds will look through to the portfolio holdings of the underlying funds in which they invest and will aggregate the holdings of the underlying funds to determine concentration in a particular industry in accordance with the above policy. For purposes of this policy only those underlying funds that are part of the John Hancock family of funds will be aggregated; the Lifestyle Trusts, Absolute Return Trust, the Index Allocation Trust, the Franklin Templeton Founding Allocation Trust and any other fund-of-funds will not aggregate underlying fund holdings, if any, in non-John Hancock funds.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to these restrictions. The Core Equity Trust, U.S. Global Leaders Growth Trust, Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, Financial Services Trust, Growth Trust, Intrinsic Value Trust, U.S. Multi Sector Trust, Growth Opportunities Trust, the Lifestyle Trusts, the Index Allocation Trust, Absolute Return Trust, the Franklin Templeton Founding Allocation Trust and Global Real Estate Trust are not subject to these restrictions.

(3) Borrow money, except that each Fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as JHT may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each Fund may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds other than the Money Market Trust and Money Market Trust B may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each Fund other than the Money Market Trust and Money Market Trust B may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each Fund other than the Money Market Trust, Money Market Trust B and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Absolute Return Trust, Small Cap Intrinsic Value Trust, Franklin Templeton Founding Allocation Trust, Income Trust, Mutual Shares Trust, Mid Cap Intersection Trust and the Emerging Markets Value Trust may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Absolute Return Trust, Small Cap Intrinsic Value Trust, Franklin Templeton Founding Allocation Trust, Income Trust, Mutual Shares Trust, Mid Cap Intersection Trust and the Emerging Markets Value Trust indirectly may invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7) Lend money to other persons, except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NON-FUNDAMENTAL

Unless a Fund is specifically excepted by the terms of a restriction, each Fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust and the Money Market Trust B may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.


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

(11) Purchase securities for the purpose of exercising control or management, except the Mutual Shares Fund.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the Fund, except in an amount of not more than 10%* of the value of the Fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

* 33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Core, Science & Technology, Total Return, International Value, Mid Cap Stock, Health Sciences, Financial Services, All Cap Value, Quantitative Mid Cap, Utilities, Mid Cap Value, Fundamental Value, Natural Resources, Real Return Bond, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities, Small Company, Core Equity, Classic Value, Quantitative Value, U.S. Global Leaders Growth, Strategic Income, Money Market Trust B, 500 Index Trust B, International Equity Index Trust A, International Equity Index Trust B; Bond Index Trust A, Bond Index Trust B, Growth & Income, Mid Value, Small Cap Value, Overseas Equity, Active Bond, Short-Term Bond, Managed, Large Cap, International Opportunities, Core Bond, U.S. High Yield Bond, Small Cap, Small Company Growth, Growth Opportunities, Value Opportunities, Vista, Intrinsic Value, Growth, U.S. Multi Sector, International Growth, Spectrum Income, Value & Restructuring, Index Allocation, International Small Company, Global Real Estate, Real Estate Equity, Mid Cap Value Equity, Absolute Return, Small Cap Intrinsic Value, Franklin Templeton Founding Allocation, Income, Mutual Shares, Mid Cap Intersection, Emerging Markets Value and High Income Trusts;

15% in the case of the International Small Cap, Growth and Balanced Trusts;

50% in the case of the Value Trust.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust and Money Market Trust B where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

MONEY MARKET TRUST AND MONEY MARKET TRUST B

In addition to the above policies, the Money Market Trust and the Money Market Trust B are subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust and the Money Market Trust B will, among other things, not purchase the securities of any issuer if it would cause:

- more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

- more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

- more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

STRATEGIC OPPORTUNITIES TRUST

In addition to the above policies, the Strategic Opportunities Trust will not:
(a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


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

INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY UPON 60 DAYS' NOTICE TO SHAREHOLDERS

In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the Funds named below are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, is not subject to this 60-day notice requirement.

500 INDEX TRUST

500 INDEX TRUST B

Under normal market conditions, the Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index.

ACTIVE BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

BLUE CHIP GROWTH TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-size blue chip growth companies.

BOND INDEX TRUST A

BOND INDEX TRUST B

Under normal market conditions, the Funds invest at least 80% of their net assets (plus any borrowing for investment purposes) in bonds.

CORE BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

CORE EQUITY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

EMERGING MARKETS VALUE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging market securities.

EMERGING SMALL COMPANY TRUST

Prior to June 11, 2007, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and other equity securities of U.S. companies that have, at the time of investment, a market capitalization that approximately matches the range of capitalization of the Russell 200 Index at the time of purchase. Effective June 11, 2007, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies.

EQUITY-INCOME TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

FINANCIAL SERVICES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) are invested in companies that are principally engaged in financial services.

GLOBAL BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

GLOBAL REAL ESTATE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of REITS and real estate companies including foreign REITS and real estate companies.

HEALTH SCIENCES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

HIGH YIELD TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                    Corporate Bonds, Preferred Stocks and
Rating Agency       Convertible Securities
-------------       -------------------------------------
Moody's             Ba through C
Standard & Poor's   BB through D

INTERNATIONAL EQUITY INDEX TRUST A

INTERNATIONAL EQUITY INDEX TRUST B

Under normal market conditions, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that the subadviser believes as a group will behave in a manner similar to the index.

INTERNATIONAL SMALL CAP TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign small cap companies.

INTERNATIONAL SMALL COMPANY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

INVESTMENT QUALITY BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds.

LARGE CAP TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of large cap companies.

LARGE CAP VALUE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.

MID CAP INDEX TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

MID CAP INTERSECTION TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid cap securities.

MID CAP STOCK TRUST


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

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies.

MID CAP VALUE EQUITY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies.

MID CAP VALUE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index.

NATURAL RESOURCES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in natural resource-related companies.

OVERSEAS EQUITY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

PACIFIC RIM TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region.

QUANTITATIVE MID CAP TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks.

REAL ESTATE EQUITY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in the equity securities of real estate companies.

REAL ESTATE SECURITIES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate companies.

REAL RETURN BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

SCIENCE & TECHNOLOGY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

SHORT-TERM BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

SMALL CAP TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

SMALL CAP GROWTH TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

SMALL CAP INDEX TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

SMALL CAP INTRINSIC VALUE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap securities.

SMALL CAP OPPORTUNITIES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

SMALL CAP VALUE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

SMALL COMPANY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small companies.

SMALL COMPANY GROWTH TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of small cap companies.

SMALL COMPANY VALUE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

STRATEGIC BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL STOCK MARKET INDEX TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. CORE TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments tied economically to the U.S.

U.S. GLOBAL LEADERS GROWTH TRUST

Under normal market conditions, the Fund invests least 80% of its net assets (plus any borrowing for investment purposes) in investments tied economically to the U.S.

U.S. GOVERNMENT SECURITIES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

U.S. HIGH YIELD BOND TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. high yield debt securities.

U.S. LARGE CAP TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalization greater than $500 million at the time of purchase.

U.S. MULTI SECTOR TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments tied economically to the U.S.

UTILITIES TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the Funds of JHT for the years ended December 31, 2005 and 2006 were as follows:

FUND                                 2006      2005
----                                 ----     -----
500 Index Trust                        15%       11%
500 Index B Trust                       6%       13%++
Active Bond Trust                     207%      305%++
All Cap Core Trust                    240%      317%
All Cap Growth Trust                  117%       99%
All Cap Value Trust                    57%       78%
Blue Chip Growth Trust                 37%       65%++
Bond Index A Trust                     66%      N/A
Bond Index B Trust                     53%       18%
Capital Appreciation Trust            114%++    101%
Classic Value Trust                    47%       42%
Core Bond Trust                       359%      619%+
Core Equity Trust                      35%       65%
Dynamic Growth Trust                   45%       78%
Emerging Growth Trust                 192%      121%
Emerging Small Company Trust          164%       54%
Equity-Income Trust                    16%       48%++
Financial Services Trust               12%       51%++
Fundamental Value Trust                18%       36%
Global Allocation Trust                90%      129%
Global Bond Trust                     204%      327%++
Global Real Estate Trust              112%+     N/A
Global Trust                           27%       24%
U.S. Core Trust                        71%      135%
Growth & Income Trust                  75%      101%

Health Sciences Trust                  52%       67%++
High Income Trust                      81%+     N/A
High Yield Trust                       90%       92%++
Income & Value Trust                   62%       54%
Index Allocation                        3%      N/A
International Equity Index Trust A      9%        7%+
International Equity Index Trust B     20%        9%
International Opportunities Trust     102%      101%+
International Small Cap Trust          41%       47%
International Small Company Trust      51%+     N/A
International Core Trust               39%      147%
International Value Trust              38%       76%++
Investment Quality Bond Trust          28%       30%
Large Cap Trust                        31%       46%+
Large Cap Value Trust                  61%++    105%
Lifestyle Aggressive Trust             32%      112%
Lifestyle Balanced Trust               19%       99%
Lifestyle Conservative Trust           34%      104%
Lifestyle Growth Trust                 22%      111%
Lifestyle Moderate Trust               19%      101%
Managed Trust                          74%      255%
Mid Cap Index Trust                    15%++     19%
Mid Cap Stock Trust                   123%      196%++
Mid Cap Value Trust                    22%       35%
Mid Cap Value Equity Trust             25%+     N/A
Mid Value Trust                        59%       47%
Money Market Trust                    N/A       N/A
Money Market Trust B                  N/A       N/A
Natural Resources Trust                28%       38%
Overseas Equity Trust                  32%       34%
Pacific Rim Trust                      46%       26%
Quantitative All Cap Trust            141%      133%
Quantitative Mid Cap Trust            188%      110%
Quantitative Value Trust              155%      225%
Real Estate Equity Trust               66%+     N/A
Real Estate Securities Trust           67%       92%++
Real Return Bond Trust                989%    1,239%+++
Science & Technology Trust            194%       54%
Short-Term Bond Trust                  99%       36%
Small Cap Growth Trust                162%      140%
Small Cap Index Trust                  27%       29%
Small Cap Opportunities Trust          36%      113%++
Small Cap Trust                        65%      129%+

Small Cap Value Trust                  49%       68%
Small Company Growth Trust             49%        7%+
Small Company Trust                   143%      183%
Small Company Value Trust              16%       12%
Special Value Trust                    48%       84%
Spectrum Income Trust                  75%       21%+
Strategic Bond Trust                  141%       59%
Strategic Income Trust                125%       33%
Strategic Opportunities Trust         185%      106%
Total Return Trust                    254%      409%++
Total Stock Market Index Trust          2%       21%
U.S. Global Leaders Growth Trust       20%      154%++
U.S. Government Securities Trust       57%       26%
U.S. High Yield Bond Trust            118%      134%+
U.S. Large Cap Trust                   29%       34%
U.S. Multi Sector Trust                61%        5%+
Utilities Trust                        98%      100%
Value Trust                            65%       67%
Value & Restructuring Trust            14%        4%+
Vista Trust                           219%       32%+

+    Not Annualized.

++ The portfolio turnover rate does not include the assets acquired in the merger.

+++  Includes the effect of dollar roll transactions, if any.

Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a Fund.

MANAGEMENT OF JHT

The business of JHT, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Funds (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of the Adviser, or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all Funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex. As of December 31, 2006, the John Hancock fund complex consisted of 273 funds (including separate series of series mutual funds): JHF II (95 funds), John Hancock Funds III (13 funds); JHT (112 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex" or "Fund Complex").

INDEPENDENT TRUSTEES

                                                                                           NUMBER OF FUNDS IN
NAME, ADDRESS AND       POSITION WITH            PRINCIPAL OCCUPATION(S) AND OTHER            FUND COMPLEX
BIRTH YEAR                 JHT (1)             DIRECTORSHIPS DURING PAST FIVE YEARS       OVERSEEN BY TRUSTEE
-----------------      ----------------   ---------------------------------------------   -------------------
Charles L. Bardelis    Trustee            Director, Island Commuter Corp. (Marine                  220
601 Congress Street    (since 1988)       Transport).
Boston, MA 02210
Born: 1941                                Trustee of John Hancock Funds II (since

                                          2005), Former Trustee of John Hancock Funds
                                          III (2005 to 2006).

Peter S. Burgess       Trustee            Consultant (financial, accounting and                    220
601 Congress Street    (since 2005)       auditing matters (since 1999); Certified
Boston, MA 02210                          Public Accountant;  Partner, Arthur Andersen
Born: 1942                                (prior to 1999).

                                          Director of the following publicly traded
                                          companies: PMA Capital Corporation (since
                                          2004) and Lincoln Educational Services
                                          Corporation (since 2004).

                                          Trustee of John Hancock Funds II (since
                                          2005), Former Trustee of John Hancock Funds
                                          III (2005 to 2006).

Elizabeth G. Cook      Trustee            Expressive Arts Therapist, Massachusetts                 220
601 Congress Street    (since 2005) (2)   General Hospital (September 2001 to present);
Boston, MA 02210                          Expressive Arts Therapist, Dana Farber Cancer
Born: 1937                                Institute (September 2000 to January 2004);
                                          President, The Advertising Club of Greater
                                          Boston.

                                          Trustee of John Hancock Funds II (since
                                          2005), Former Trustee of John Hancock Funds
                                          III (2005 to 2006).

Hassell H. McClellan   Trustee            Associate Professor, The Wallace E. Carroll              220
601 Congress Street    (since 2005) (2)   School of Management, Boston College.
Boston, MA 02210
Born: 1945                                Trustee of John Hancock Funds II (since
                                          2005), Former Trustee of John Hancock Funds
                                          III (2005 to 2006).

James M. Oates         Trustee            Managing Director, Wydown Group (financial               220
601 Congress Street    (since 2004)       consulting firm)(since 1994); Chairman,
Boston, MA 02210                          Emerson Investment Management, Inc. (since
Born: 1946                                2000); Chairman, Hudson Castle Group, Inc.
                                          (formerly IBEX Capital Markets, Inc.)
                                          (financial services company) (1997 - 2006).

                                          Director of the following publicly traded
                                          companies: Stifel Financial (since 1996);
                                          Investor Financial Services Corporation
                                          (since 1995); Investors Bank and Trust (since
                                          1995); and Connecticut River Bancorp,
                                          Director (since 1998).

                                          Trustee of John Hancock Funds II (since
                                          2005), Former Trustee of John Hancock Funds
                                          III (2005 to 2006); Director, Phoenix Mutual
                                          Funds (since 1988; overseeing 20 Funds).

F. David Rolwing       Trustee            Former Chairman, President and CEO,                      220
601 Congress Street    (since 1997)(3)    Montgomery Mutual Insurance Company, 1991 to
Boston, MA 02210                          1999. (Retired 1999.)
Born: 1934

(1) Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I. Its separate series were combined with corresponding Funds of JHT on April 29, 2005.

(3) Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. Its separate series were combined with corresponding Funds of JHT on December 31, 1996.

JHT from time to time changes subadvisers or engages new subadvisers to the Funds. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the two most recent calendar years, the following Independent Trustee (or his immediate family member) owned shares (the value of which exceeded $120,000) of a subadviser (or its controlling parent company). Prior to joining the Board in June 2005, Peter S. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc. and Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess).

INTERESTED TRUSTEES

                                                                                           NUMBER OF FUNDS IN
NAME, ADDRESS AND             POSITION WITH        PRINCIPAL OCCUPATION(S) AND OTHER           FUND COMPLEX
BIRTH YEAR                       JHT (1)          DIRECTORSHIPS DURING PAST FIVE YEARS     OVERSEEN BY TRUSTEE
-----------------           -----------------   ----------------------------------------   -------------------
James R. Boyle (2)          Trustee             Chairman and Director, John Hancock                273
601 Congress Street         (since 2005)        Advisers, LLC, The Berkeley Financial
Boston, MA 02210                                Group, LLC  (holding company) and John
Born: 1959                                      Hancock Funds, LLC.; President, John
                                                Hancock Annuities; Executive Vice
                                                President, John Hancock Life Insurance
                                                Company (since June, 2004); President
                                                U.S. Annuities; Senior Vice President,
                                                The Manufacturers Life Insurance Company
                                                (U.S.A) (prior to 2004).

John D. Richardson (2)(3)   Trustee Emeritus    Trustee of JHT prior to December 14,               220
601 Congress Street         (4) (since          2006. Retired; Former Senior Executive
Boston, MA 02210            December 2006);     Vice President, Office of the President,
Born: 1938                  Trustee (prior to   Manulife Financial, February 2000 to
                            December 2006)      March 2002 (Retired, March, 2002);
                                                Executive Vice President and General
                                                Manager, U.S. Operations, Manulife
                                                Financial, January 1995 to January 2000.

                                                Director of BNS Split Corp and BNS Split
                                                Corp II, each of which is a publicly
                                                traded company listed on the Toronto
                                                Stock Exchange.

(1) Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

(3) Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into JHT on December 31, 1996.

(4) Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a Trustee Emeritus.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF FUNDS
                                                                                               IN FUND COMPLEX
NAME, ADDRESS AND           POSITION(S) HELD         PRINCIPAL OCCUPATION(S) AND OTHER           OVERSEEN BY
BIRTH YEAR                      WITH JHT             DIRECTORSHIPS DURING PAST 5 YEARS             TRUSTEE
-----------------           -----------------   --------------------------------------------   ---------------
Keith F. Hartstein (1)      President           Senior Vice President, Manulife Financial                N/A
601 Congress Street         (since 2005)        Corporation (since 2004); Director,
Boston, MA 02210                                President and Chief Executive Officer, the
Born: 1956                                      Adviser, The Berkeley Group, John Hancock
                                                Funds, LLC (since 2005); Director, MFC
                                                Global Investment Management (U.S.), LLC
                                                ("MFC Global (U.S.)") (since 2005);
                                                Director, John Hancock Signature Services,
                                                Inc. (since 2005); President and Chief
                                                Executive Officer, John Hancock Investment
                                                Management Services, LLC (since 2006);
                                                President and Chief Executive Officer, John
                                                Hancock Funds II, John Hancock Funds III,
                                                and John Hancock Trust; Director, Chairman
                                                and President, NM Capital Management, Inc.
                                                (since 2005); Chairman, Investment Company
                                                Institute Sales Force Marketing Committee
                                                (since 2003); Director, President and Chief
                                                Executive Officer, MFC Global (U.S.)
                                                (2005-2006); Executive Vice President, John
                                                Hancock Funds, LLC (until 2005).

John G. Vrysen (1)          Chief Financial     Senior Vice President Manulife Financial                 N/A
601 Congress Street         Officer             Corporation (since 2006), Executive Vice
Boston, MA 02210            (since 2005)        President and Chief Financial Officer, John
Born: 1955                                      Hancock Funds, LLC, July 2005 to present;
                                                Senior Vice President and General Manager,
                                                Fixed Annuities, John Hancock Financial
                                                Services, September 2004 to July 2005;
                                                Executive Vice President, Operations,
                                                Manulife Wood Logan, July 2000 to September
                                                2004.

Francis V. Knox, Jr. (1)    Chief Compliance    Vice President and Chief Compliance Officer,             N/A
601 Congress Street         Officer             John Hancock Investment Management Services,
Boston, MA 02210            (since 2005)        LLC, the Adviser and MFC Global (U.S.)
Born: 1947                                      (since 2005); Chief Compliance Officer, John
                                                Hancock Funds, John Hancock Funds II, John
                                                Hancock Funds III and John Hancock Trust
                                                (since 2005); Vice President and Assistant
                                                Treasurer, Fidelity Group of Funds (until
                                                2004); Vice President and Ethics &
                                                Compliance Officer, Fidelity Investments
                                                (until 2001).

Gordon M. Shone (1)         Treasurer           Treasurer, John Hancock Funds (since 2006);              N/A
601 Congress Street         (since 2005)        John Hancock Funds II, John Hancock Funds
Boston, MA 02210                                III and John Hancock Trust (since 2005);
Born: 1956                                      Vice President and Chief Financial Officer,
                                                John Hancock Trust (2003-2005); Senior Vice
                                                President, John Hancock Life Insurance
                                                Company (U.S.A.) (since 2001); Vice
                                                President, John Hancock Investment
                                                Management Services, Inc. and John Hancock
                                                Advisers, LLC (since 2006), The
                                                Manufacturers Life Insurance

                                                Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler (1)    Secretary and          Vice President and Counsel for John Hancock              N/A
601 Congress Street      Chief Legal Officer    Life Insurance Company (U.S.A.) (since
Boston, MA 02110         (since 2006)           2006); Secretary and Chief Legal Officer,
Born: 1955                                      John Hancock Funds, John Hancock Funds II,
                                                John Hancock Funds III and John Hancock
                                                Trust (since 2006); Vice President and
                                                Associate General Counsel for Massachusetts
                                                Mutual Life Insurance Company (1999-2006);
                                                Secretary and Chief Legal Counsel for MML
                                                Series Investment Fund (2000-2006);
                                                Secretary and Chief Legal Counsel for
                                                MassMutual Institutional Funds (2000-2004);
                                                Secretary and Chief Legal Counsel for
                                                MassMutual Select Funds and MassMutual
                                                Premier Funds (2004-2006).

(1)  Affiliated with the Adviser.

DUTIES AND COMPENSATION OF TRUSTEES

JHT is organized as a Massachusetts business trust. Under JHT's Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing the day-to-day affairs of JHT.

The Board of Trustees met six times during JHT's last fiscal year. The Board also has a standing Audit Committee composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Oates). The Audit Committee met four times during JHT's last fiscal year to review the internal and external accounting and auditing procedures of JHT and, among other things, to consider the selection of an independent accountant for JHT, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in JHT. Nominations should be forwarded to the attention of the Secretary of JHT at 601 Congress Street, Boston, MA 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Nominating Committee.

The Board of Trustees also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHT. The Compliance Committee is composed solely of Independent Trustees (Ms. Cook, Messrs. McClellan and Rowling) (the Interested Trustees may serve as ex-officio members). The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Funds. Each Investment Committee is composed solely of Independent Trustees (with the Interested Trustee and the President of JHT serving as an ex-officio member in certain cases). Each Investment Committee met four times during the last fiscal year.

JHT does not pay any remuneration to its Trustees who are officers or employees (or former officers or employees) of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $100,000, a fee of $11,000 for each quarterly meeting of the Trustees that they attend in person and a fee of $2,500 for attending any duly constituted in person special committee meeting. The Chairman of the Board of Trustees receives $60,000 as an annual retainer, payable in quarterly installments of $15,000. The Chairman of the Audit Committee receives $10,000 as an annual retainer, payable in quarterly installments of $2,500. The Chairman of the Compliance Committee receives $7,500 as an annual retainer, payable in quarterly installments of $1,875. Trustees are reimbursed for travel and other out-of-pocket expenses. The President, Treasurer and Secretary are furnished to JHT pursuant to the Advisory Agreement described below and receive no compensation from JHT. These officers spend only a portion of their time on the affairs of JHT.

COMPENSATION TABLE(1)

                                                          TOTAL COMPENSATION FROM
                           AGGREGATE COMPENSATION FROM   JOHN HANCOCK FUND COMPLEX
                            JHT FOR FISCAL YEAR ENDED      FOR FISCAL YEAR ENDED
NAMES OF TRUSTEE                DECEMBER 31, 2006            DECEMBER 31, 2006
----------------           ---------------------------   -------------------------
Independent Trustees
Charles L. Bardelis                  $144,200                     $212,200
Peter S. Burgess                     $149,200                     $217,200
Elizabeth Cook                       $147,950                     $193,950
Hassell H. McClellan                 $144,200                     $212,200
James M. Oates                       $199,200                     $280,534
F. David Rolwing                     $144,200                     $144,200

TRUSTEES AFFILIATED WITH
THE ADVISER
James R. Boyle                       $      0                     $      0

(1) Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

TRUSTEE OWNERSHIP OF FUNDS

The table below lists the amount of securities of each JHT Fund beneficially owned by each Trustee as of December 31, 2006 (excluding those Funds that had not yet commenced operations on December 31, 2006). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                            CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID   JAMES R.
FUNDS*                      BARDELIS     BURGESS    G. COOK     MCCLELLAN    OATES      ROLWING    BOYLE
------                      ----------   --------   ---------   ----------   --------   --------   --------
All Cap Value               B            A          A           A            A          A          A
American International      B            A          A           A            A          A          A
High Yield                  B            A          A           A            A          A          A
International Core          B            A          A           A            A          A          A
International Small Cap     B            A          A           A            A          A          A
Lifestyle Aggressive        B            E          A           A            A          A          C
Lifestyle Growth            A            A          A           A            E          A          A
Lifestyle Balanced          A            A          E           A            A          A          A
Mid Cap Value               A            A          A           A            A          A          A
Money Market                A            A          A           A            A          A          A
Natural Resources           B            A          A           A            A          A          A
Real Estate Securities      C            A          A           A            A          A          A
Small Company Value         B            A          A           A            A          A          A
U.S Core Trust              D            A          A           A            A          A          A
Value                       A            A          A           A            A          A          A
Total - John Hancock Fund   E            E          E           A            E          A          C
   Complex*,**

*    Only Funds owned by a Trustee are listed.

** Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of John Hancock Funds II, which is within the same family of investment companies as JHT.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the respective Funds and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. In the case of the Lifestyle Trusts and the Franklin Templeton Founding Allocation Trust, the Adviser may elect directly to manage the investment and reinvestment of the assets of the Funds, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of officers and Trustees (other than persons serving as President, Treasurer, Secretary or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

ADVISER COMPENSATION As compensation for its services, the Adviser receives a fee from the Funds, computed separately for each as described in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended December 31, 2006, 2005 and 2004 the aggregate investment advisory fee paid by JHT under the fee schedule then in effect, absent the expense limitation provision, was $376,632,513, $320,960,008 and $194,399,592 allocated among the Funds as follows:

For the fiscal years ended December 31, 2006, 2005 and 2004 the aggregate investment advisory fee paid by JHT under the fee schedule then in effect, absent the expense limitation provision, was $372,698,316, $312,939,426 and $173,011,386 allocated among the Funds as follows:

FUND                                                        2006                2005                2004
----                                                     ----------          ----------          ----------
500 Index Trust                                         $ 6,488,537         $ 5,528,545         $ 4,366,594
500 Index B Trust                                         5,152,722           3,819,670                 N/A
Absolute Return Trust                                           N/A                 N/A                 N/A
Active Bond Trust                                        13,301,008           8,939,172                 N/A
All Cap Core Trust                                        3,511,233           1,902,798           1,863,493
All Cap Growth Trust                                      3,333,426           4,969,132           4,677,977
All Cap Value Trust                                       2,577,916           3,232,395           2,319,635
Blue Chip Growth Trust                                   20,437,439          17,653,311          11,338,520
Bond Index Trust A                                          269,748                 N/A                 N/A
Bond Index Trust B                                          795,138             681,312                 N/A
Capital Appreciation Trust                                5,518,609           2,574,514           1,590,102
Classic Value Trust                                         446,939             171,189             460,171
Core Bond Trust                                           1,244,541           1,025,760                 N/A
Core Equity Trust                                         3,744,021           4,052,636           1,617,250

FUND                                                        2006                2005                2004
----                                                     ----------          ----------          ----------
Dynamic Growth Trust                                      1,518,209         $ 1,617,232         $ 1,412,822
Emerging Growth Trust                                       230,647           1,651,002           1,277,412
Emerging Small Company Trust                              3,014,440           4,540,570           4,329,271
Equity-Income Trust                                      18,788,587          18,776,556          12,128,093
Financial Services Trust                                  1,303,334           1,060,684             726,555
Fundamental Value Trust                                   7,939,119           7,610,909           4,920,784
Global Allocation Trust                                   1,999,123           1,484,826           1,029,176
Global Bond Trust                                         6,373,035           6,283,587           3,731,728
Global Real Estate Trust                                  2,312,528                 N/A                 N/A
Global Trust                                              3,178,108           3,031,854           2,797,227
Growth Trust                                                    N/A                 N/A                 N/A
Growth & Income Trust                                    14,336,120          14,400,563                 N/A
Growth Opportunities Trust                                      N/A                 N/A                 N/A
Health Sciences Trust                                     2,578,376           2,148,480           1,776,731
High Income Trust                                         1,380,440                 N/A                 N/A
High Yield Trust                                         10,819,024           9,837,898           6,560,794
Income & Value Trust                                      4,803,533           5,073,198           4,486,788
Index Allocation Trust                                       20,615                 N/A                 N/A
International Core Trust                                  9,760,692           6,442,455           4,097,283
International Equity Index Trust A                        1,205,833             489,900                 N/A
International Equity Index Trust B                        2,158,415           1,254,366                 N/A
International Growth Trust                                      N/A                 N/A                 N/A
International Opportunities Trust                         4,653,791           2,249,136                 N/A
International Small Cap Trust                             5,290,949           5,159,926           3,565,448
International Small Company Trust                         1,293,292                 N/A                 N/A
International Value Trust                                11,551,657          10,236,581           4,675,076
Intrinsic Value Trust                                           N/A                 N/A                 N/A
Investment Quality Bond Trust                             2,362,925           2,554,482           2,371,047
Large Cap Trust                                           1,301,217             685,053                 N/A
Large Cap Value Trust                                     2,792,932           1,869,079             698,991
Lifestyle Aggressive Trust                                  247,814             356,179             340,510
Lifestyle Balanced Trust                                  2,935,469           2,263,005           1,437,267
Lifestyle Conservative Trust                                274,250             326,399             295,227
Lifestyle Growth Trust                                    3,425,135           2,218,616           1,358,402
Lifestyle Moderate Trust                                    693,854             651,563             490,095
Managed Trust                                            12,129,731          13,851,727                 N/A
Mid Cap Index Trust                                       2,556,837           1,272,121             806,978
Mid Cap Stock Trust                                       8,261,076           6,855,294           3,535,985
Mid Cap Value Equity Trust                                  550,583                 N/A                 N/A
Mid Cap Value Trust                                       4,668,200           5,825,921           4,221,265
Mid Value Trust                                           1,719,304           1,645,060                 N/A
Money Market Trust                                       12,374,716          10,844,737           7,248,539
Money Market Trust B                                      2,413,578           1,964,984                 N/A
Natural Resources Trust                                   9,320,274           6,966,033           3,267,843
Overseas Equity Trust                                     4,024,207           2,431,998                 N/A
Pacific Rim Trust                                         1,498,046             931,033             708,324
Quantitative All Cap Trust                                2,157,031           2,129,616           1,330,957
Quantitative Mid Cap Trust                                  317,935             890,044             841,152
Quantitative Value Trust                                  2,219,037           2,095,251             727,800

FUND                                                        2006                2005                2004
----                                                     ----------          ----------          ----------
Real Estate Equity Trust                                  1,640,199                 N/A                 N/A
Real Estate Securities Trust                              7,042,742           7,953,455           4,524,762
Real Return Bond Trust                                    5,805,549           4,301,354           2,421,965
Science & Technology Trust                                4,457,660           4,974,691           5,335,019
Short-Term Bond Trust                                     1,355,865           1,373,402                 N/A
Small Cap Trust                                           1,608,652           1,157,054                 N/A
Small Cap Growth Trust                                    3,122,161           2,355,220                 N/A
Small Cap Index Trust                                     1,942,340           1,206,536             752,503
Small Cap Intrinsic Value                                       N/A                 N/A                 N/A
Small Cap Opportunities Trust                             4,253,256           3,676,573           1,210,098
Small Cap Value Trust                                     3,685,401           2,720,962                 N/A
Small Company Trust                                         689,264             830,515             261,685
Small Company Growth Trust                                  816,967              90,453                 N/A
Small Company Value Trust                                 7,018,573           7,457,013           5,830,493
Special Value Trust                                         988,608                 N/A                 N/A
Spectrum Income Trust                                     5,214,580             641,105                 N/A
Strategic Bond Trust                                      4,245,929           6,437,799           4,500,084
Strategic Income Trust                                    1,652,840             186,613              55,452
Strategic Opportunities Trust                             3,516,859           3,609,519           3,677,296
Total Return Trust                                       11,996,292          10,278,843           8,198,876
Total Stock Market Index Trust                            2,014,177           1,570,595             695,200
U.S. Core Trust                                           8,243,219           8,444,839           8,459,407
U.S. Global Leaders Growth Trust                          3,676,104           2,095,437              26,946
U.S. Government Securities Trust                          2,445,049           3,951,607           3,701,482
U.S. High Yield Bond Trust                                1,883,922           1,060,991                 N/A
U.S. Large Cap Trust                                      6,668,635           5,515,641           5,370,954
U.S. Multi Sector Trust                                   8,464,831           1,016,405                 N/A
Utilities Trust                                           1,364,931           1,034,470             518,572
Value Trust                                               2,385,250           2,168,619           2,041,280
Value & Restructuring Trust                               2,089,078             205,310                 N/A
Value Opportunities Trust                                       N/A                 N/A                 N/A
Vista Trust                                                 834,088              96,053                 N/A

SUBADVISORY AGREEMENTS

DUTIES OF THE SUBADVISERS. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited ("WAMCL"), the sub-subadvisory agreement with MFC Global (U.S.) and the Deutsche Subadvisory Consulting Agreement, the subadviser manages the investment and reinvestment of the assets of the assigned Funds (or portion thereof), subject to the supervision of JHT's Board of Trustees and the Adviser. (In the case of the WAMCL sub-subadvisory agreement, the Deutsche Subadvisory Consulting Agreement and the MFC Global (U.S.) sub-subadvisory agreement, the activities of the subadviser are also subject to the supervision of Western Asset Management Company in the case of the WAMCL sub-subadvisory agreement and MFC Global U.S.A in the case of the Deutsche Subadvisory Consulting Agreement and the MFC Global (U.S.) sub-subadvisory agreement.) The subadviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in the Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche Investment Management Americas, Inc. ("DIMA") does not purchase and sell securities but rather provides information and services to MFC Global U.S.A. to assist MFC Global U.S.A. in this process as noted below). Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned Funds.

SUBADVISORY FEES. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each Fund. In respect of the sub-subadvisory agreements and the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the subadvisory or consulting services as described below.

DIMA SUBADVISORY CONSULTING AGREEMENT FOR THE LIFESTYLE TRUSTS. The Prospectus refer to a subadvisory consulting agreement between MFC Global U.S.A. and DIMA for the provision of subadvisory consulting services to MFC Global U.S.A. in regards to the Lifestyle Trusts. A portion of the subadvisory fee paid to MFC Global U.S.A. by the Adviser is paid by MFC Global U.S.A. to DIMA. The Lifestyle Trusts do not incur any expenses in connection with DIMA's services other than the advisory fee.

The information and services DIMA provides to MFC Global U.S.A. pursuant to the Subadvisory Consulting Agreement for the Funds are as follows:

DIMA will provide MFC Global U.S.A. the following information and services as may be requested by MFC Global U.S.A. from time to time:

- calculate the probability that the subadvisers to the non-Lifestyle Trusts outperform their performance benchmarks;

- perform statistical performance analysis of historical manager returns for managers that MFC Global U.S.A. would like to include in its potential line up on a quarterly basis;

- using DIMA's proprietary optimization technology, DIMA will seek to optimize the Lifestyle Trusts' investments consistent with the performance objective specified by the subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Fund, and any constraints that MFC Global U.S.A. may specify on allocations to non-Funds) on a quarterly basis; and

- consult with MFC Global U.S.A. to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that DIMA is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.

MFC GLOBAL U.S. SUB-SUBADVISORY AGREEMENT. The Prospectus refers to a sub-subadvisory agreement between MFC Global U.S. and MFC Global U.S.A., affiliates, under which MFC Global (U.S.) serves as sub-subadviser for the Absolute Return Trust. Under that agreement, MFC Global U.S. provides certain investment advisory services to MFC Global U.S.A. with its management of the Absolute Return Trust.

WAMCL SUB-SUBADVISORY AGREEMENT. The Prospectus refers to a sub-subadvisory agreement between Western Asset Management Company and WAMCL which is subject to certain conditions as set forth in the Prospectus. Under that agreement WAMCL provides certain investment advisory services to Western Asset Management Company relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust and the High Yield Trust. Western Asset Management Company pays WAMCL, as full compensation for all services provided under the sub-subadvisory agreement, a portion of its subadvisory fee. JHT does not incur any expenses in connection with WAMCL's services other than the advisory fee.

FRANKLIN MUTUAL EXPENSE PROVISION. Franklin Mutual Advisers, LLC ("Franklin Mutual") may incur certain Expenses (as defined below) on behalf of the Mutual Shares Trust for which the Mutual Shares Trust and not Franklin Mutual will be responsible. In pursuing certain alternative investments, such as those in distressed debt and bankruptcy claims, private transactions and restructuring deals, Franklin Mutual will incur research, due diligence and other expenses. Franklin Mutual will bear all such expenses incurred prior to making an investment decision and Mutual Shares Trust will bear the Expenses incurred after an investment decision is made. "Expenses" shall mean:

(i) certain post investment decision, pre-acquisition due diligence expenses as part of the cost of acquisition of certain investment opportunities for the Mutual Shares Trust; and

(ii) certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of the Mutual Shares Trust.

Franklin Mutual may incur similar expenses for other funds that it manages. Mutual Shares Trust shall be obligated to pay only its proportionate share of the Expenses with respect to the particular investment.

BUSINESS ARRANGEMENT BETWEEN THE ADVISER AND GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC ("GMO"). As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not JHT or a particular Fund) will pay to GMO a specified amount if the GMO subadvisory agreement is terminated within a five year period from the date of its effectiveness. The specified amount is $15 million in the case of the subadvisory agreement for the U.S. Core Trust (formerly, the Growth & Income Trust) and $5 million in the case of the subadvisory agreement for the International Core Trust (formerly, the International Stock Trust). The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each Fund and its shareholders, it will not recommend to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO. JHT is not a party to any of these arrangements, and they are not binding upon JHT, JHT's Funds subadvised by GMO or the Board of Trustees of JHT. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of the GMO agreement for as long as the termination provisions described above remain in effect. In approving the advisory agreement and the GMO subadvisory agreements for the U.S. Core Trust and the International Core Trust, the Board of Trustees, including the Independent Trustees, were aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

BUSINESS ARRANGEMENT BETWEEN MFC AND INDEPENDENCE INVESTMENTS LLC. As of May 31, 2006, Independence Investments LLC ("New Independence"), a subsidiary of Convergent Capital Management LLC ("Convergent"), became the subadviser to the Small Cap Trust and Growth & Income Trust. New Independence replaced Independence Investment LLC ("Old Independence"), a subsidiary of MFC, as subadviser to the Small Cap Trust and Growth & Income Trust. New Independence is the successor to substantially all of the business operations of Old Independence and assumed substantially all the assets and certain of the liabilities of Old Independence pursuant to an agreement between Old Independence, New Independence, the parent of Convergent and a subsidiary of MFC.

In consideration for the transfer of assets and liabilities of Old Independence to New Independence as described above, Convergent paid MFC a specified amount at closing. MFC will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of MFC and its affiliates or accounts for which MFC or its affiliates act as investment adviser, including the Fund, meet certain revenue targets. Consequently, while these contingent payments are not dependent upon the approval or continuation of the subadvisory agreement with respect to the Small Cap Trust and Growth & Income Trust, the revenues earned by New Independence as a result of its subadvisory relationship with the Small Cap Trust and Growth & Income Trust would count towards the revenue target necessary for MFC to earn the contingent payments. Nothing in the arrangements between MFC and Convergent imposes any limitations upon the rights of the Adviser, the Small Cap Trust and Growth & Income Trust's investment adviser, to recommend termination of the subadvisory agreement with New Independence. However, these arrangements present certain conflicts of interest because MFC, as the ultimate parent entity of the Adviser, has a financial incentive to influence the Adviser to support the continuation of the subadvisory agreement with New Independence for the periods for which contingent payments may be made to MFC. In approving the new subadvisory agreement with New Independence, the Board of Trustees of JHT, including the Independent Trustees, was aware of and considered these potential conflicts of interest. Notwithstanding the potential conflicts of interest, the Board concluded that approval of the subadvisory agreement was in the best interest of the Fund's shareholders.

AFFILIATED SUBADVISERS. Both the Adviser and the subadvisers listed below are controlled by MFC:

MFC Global Investment Management (U.S.A.) Limited,
Declaration Management & Research LLC, and
MFC Global Investment Management (U.S.), LLC
(collectively, "Affiliated Subadvisers").

Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each Fund subadvised by an Affiliated Subadviser, MFC will benefit not only from the net advisory fee retained by the Adviser but also from the subadvisory fee paid by the Adviser to the Affiliated Subadviser. Consequently, MFC may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage the Funds; and (ii) the allocation of the assets of the Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust, the Absolute Return Trust and Index Allocation Trust to the Funds having Affiliated Subadvisers. However, both the Adviser in recommending to the Board of Trustees the appointment or continued service of Affiliated Subadvisers and MFC Global U.S.A. in allocating the assets of the Funds, have a fiduciary duty to act in the best interests of the Funds and their shareholders. In addition, under JHT's "manager of managers" exemptive order received from the SEC, JHT is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to a Fund (in the case of a new Fund, the initial sole shareholder of the Fund, an affiliate of the Adviser and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

TERM OF EACH SUBADVISORY AGREEMENT. Each Subadvisory Agreement will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all of the Funds of JHT.

FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

TERMINATION OF THE AGREEMENTS. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant Fund. The following parties may terminate the agreements:

-    the Board of Trustees of a Fund;

- with respect to any Fund, a majority of the outstanding voting securities of such Fund;

-    the Adviser; and

-    the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

Under certain circumstances, the termination of the subadvisory agreement with GMO with respect to certain Funds within five years of its effective date may result in the payment to GMO by the Adviser (and not by the Funds) of a termination fee. See "Subadvisory Agreements - Business Arrangement Between the Adviser and GMO" above.

AMENDMENTS TO THE AGREEMENTS. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable Fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of JHT.

As noted under "Subadvisory Arrangements and Management Biographies" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

AMOUNT OF SUBADVISORY FEES PAID. For the years ended December 31, 2006, 2005 and 2004, the Adviser paid aggregate subadvisory fees of $144,507,601, $125,981,578 and $82,239,513, respectively, allocated among the Funds as follows:

FUND                                                             2006              2005             2004
----                                                          ----------        ----------       ----------
500 Index Trust                                                  187,270           175,694          166,443
500 Index Trust B                                                160,929           108,105              N/A
Absolute Return Trust                                                N/A               N/A              N/A
Active Bond Trust                                              3,325,252         1,737,284              N/A

FUND                                                             2006              2005             2004
----                                                          ----------        ----------       ----------
All Cap Core Trust                                             1,494,731           869,509          931,746
All Cap Growth Trust                                           1,568,671         2,565,900        2,611,588
All Cap Value Trust                                            1,164,749         1,540,152        1,222,317
Blue Chip Growth Trust                                         9,036,171         8,117,983        5,794,260
Bond Index Trust A                                                11,479               N/A              N/A
Bond Index Trust B                                                33,836            25,179              N/A
Capital Appreciation Trust                                     2,210,136         1,237,964          848,054
Classic Value Trust                                              195,536            80,813           25,235
Core Bond Trust                                                  402,429           344,554              N/A
Core Equity Trust                                              1,593,865         1,874,480          858,471
Dynamic Growth Trust                                             778,076           879,674          831,072
Emerging Growth Trust                                            100,908           764,449          638,706
Emerging Small Company Trust                                   1,631,638         2,585,611        2,645,293
Equity Index Trust                                                   N/A               N/A           81,127
Equity-Income Trust                                            8,325,768         8,638,062        6,189,047
Financial Services Trust                                         584,271           525,479          420,922
Fundamental Value Trust                                        3,272,307         3,549,448        2,622,892
Global Allocation Trust                                          940,764           732,238          548,894
Global Bond Trust                                              2,276,084         2,342,546        1,554,887
Global Real Estate Trust                                       1,207,435               N/A              N/A
Global Trust                                                   1,359,953         1,383,276        1,305,373
Growth Trust                                                         N/A               N/A              N/A
Growth & Income Trust                                          4,778,707         3,230,919              N/A
Growth Opportunities Trust                                           N/A               N/A              N/A
Health Sciences Trust                                          1,473,358         1,262,145        1,122,146
High Income Trust                                                462,468               N/A              N/A
High Yield Trust                                               3,440,918         3,419,290        2,624,380
Income & Value Trust                                           2,071,413         2,306,498        2,320,825
Index Allocation Trust                                             6,803               N/A              N/A
International Core Trust                                       4,814,721         3,255,362        2,326,348
International Equity Index A Trust                               189,799            83,843              N/A
International Equity Index B Trust                               342,780           177,889              N/A
International Growth Trust                                           N/A               N/A              N/A
International Opportunities Trust                              2,289,048         1,216,976              N/A
International Small Cap Trust                                  2,698,304         2,849,945        2,179,675
International Small Company Trust                                706,572               N/A              N/A
International Value Trust                                      4,954,214         4,439,202        2,116,319
Intrinsic Value Trust                                                N/A               N/A              N/A
Investment Quality Bond Trust                                    584,952           677,698          711,314
Large Cap Trust                                                  558,606         2,222,090              N/A
Large Cap Value Trust                                          1,270,432           926,979          409,751
Lifestyle Aggressive Trust                                       114,687           356,179          340,510
Lifestyle Balanced Trust                                       1,359,499         2,263,005        1,437,267
Lifestyle Conservative Trust                                     126,968           326,399          295,227

FUND                                                             2006              2005             2004
----                                                          ----------        ----------       ----------
Lifestyle Growth Trust                                         1,585,623         2,218,616        1,358,402
Lifestyle Moderate Trust                                         322,305           651,562          490,095
Managed Trust                                                  4,388,995         3,163,466              N/A
Mid Cap Index Trust                                              148,976           108,003           86,078
Mid Cap Stock Trust                                            3,828,569         3,294,522        1,908,352
Mid Cap Value Equity Trust                                       267,426               N/A              N/A
Mid Cap Value Trust                                            2,215,747         2,872,808        2,291,523
Mid Value Trust                                                  928,581           580,008              N/A
Money Market Trust                                               670,201           647,801          564,202
Money Market Trust B                                             239,803           156,884              N/A
Natural Resources Trust                                        5,132,342         3,956,909        2,006,737
Overseas Equity Trust                                          2,218,994           916,507              N/A
Pacific Rim Trust                                                655,395           423,351          354,162
Quantitative All Cap Trust                                       786,320           814,464          564,969
Quantitative Mid Cap Trust                                       123,774           374,869          388,224
Quantitative Value Trust                                         754,361           805,493          361,296
Real Estate Equity Trust                                         780,257               N/A              N/A
Real Estate Securities Trust                                   2,515,265         2,950,999        1,885,317
Real Return Bond Trust                                         2,073,410         1,603,172        1,009,152
Science & Technology Trust                                     2,547,234         2,936,278        3,357,362
Short Term Bond Trust                                            311,036           203,989              N/A
Small Cap Trust                                                  757,012           545,929              N/A
Small Cap Growth Trust                                         1,805,521           959,032              N/A
Small Cap Index Trust                                            136,043           102,784           80,267
Small Cap Intrinsic Value Trust                                      N/A               N/A              N/A
Small Cap Opportunities Trust                                  2,313,402         2,064,095          739,504
Small Cap Value Trust                                          2,127,372         1,139,966              N/A
Small Company Trust                                              390,969           488,374          165,274
Small Company Growth Trust                                       416,472            50,282              N/A
Small Company Value Trust                                      3,932,796         4,398,346        3,813,079
Special Value Trust                                              529,238           277,817          140,373
Spectrum Income Trust                                          2,035,129           252,229              N/A
Strategic Bond Trust                                           1,431,477         2,323,855        1,875,031
Strategic Income Trust                                           607,951            73,431           24,399
Strategic Opportunities Trust                                  1,530,343         1,649,699        1,838,648
Total Return Trust                                             4,284,390         3,852,013        3,416,198
Total Stock Market Index Trust                                   149,324           125,401           74,155
U.S. Core Trust                                                3,356,600         2,969,949        3,062,822
U.S. Global Leaders Growth Trust                               1,292,077           777,186           11,548
U.S. Government Securities Trust                                 661,930         1,147,967        1,211,440
U.S. High Yield Bond Trust                                       725,363           420,269               NA
U.S. Large Cap Trust                                           3,031,198         2,634,533        2,778,080
U.S. Multi Sector Trust                                        3,442,675           415,516              N/A
Utilities Trust                                                  628,759           502,814          276,572
Value Trust                                                      935,699           892,928          926,163

FUND                                                             2006              2005             2004
----                                                          ----------        ----------       ----------
Value & Restructuring Trust                                      969,455            96,617              N/A
Value Opportunities Trust                                            N/A               N/A              N/A
Vista Trust                                                      415,285            48,026              N/A

OTHER SERVICES

PROXY VOTING POLICIES

The Funds' proxy voting policies and procedures delegate to the subadviser of each Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the Fund and its shareholders. The Value & Restructuring Trust's subadviser has delegated its duty to vote securities held by this Fund to the Proxy Committee of its parent, United States Trust Company, National Association. Complete descriptions of JHT's Procedures and the proxy voting procedures of each of the Fund subadvisers are set forth in Appendix IV to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHT's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although subadvisers have a duty to vote all proxies on behalf of the Funds they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Fund to vote the proxies.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

DISTRIBUTOR; RULE 12B-1 PLANS


John Hancock Distributors, LLC, the Distributor, is the principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHT.


The Board of Trustees of JHT has approved Rule 12b-1 Plans (the "Plans") for Series I shares, Series II shares and, in the case of certain Funds, Series III shares. The purpose of each Plan is to encourage the growth and retention of assets of each Fund subject to a Plan.

Series I and Series II shares of each Fund and Series III shares of certain Funds are subject to Rule 12b-1 fees, as described in the Prospectus.

A portion of the Rule 12b-1 fee may constitute a "service fee" as defined in Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers ("NASD").

Service fees are paid to the Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide with respect to the shares of JHT the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Conduct Rules of the NASD.

Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

-    for any expenses relating to the distribution of the shares of the class,

- for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

- for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the NASD.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

The Plans authorize any payments in addition to fees described above made by a Fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

The Plans may not be amended to increase materially the amount to be spent by a Fund without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect (i) with respect to a Fund only so long as the Plan is specifically approved for that Fund least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHT,
(b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of JHT and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Fund at any time as provided in the Rule.

During the fiscal year ended December 31, 2006, the following amounts were paid pursuant to the Plans:

SERIES I SHARES

                                                                                  DISTRIBUTION PAYMENT
FUND                                                SERVICE FEE PAYMENTS          TO THE DISTRIBUTOR
----                                                --------------------          --------------------
500 Index                                                 $585,201                    $      0
Active Bond                                                 75,513                           0
All Cap Core                                               109,771                           0
All Cap Growth                                             133,181                           0
All Cap Value                                               34,807                           0
American Blue Chip Income & Growth                               0                      36,562
American Bond                                                    0                       2,642
American Growth                                                  0                     251,597
American Growth - Income                                         0                      56,258
American International                                           0                     187,188
Blue Chip Growth                                           352,764                           0

                                                                                  DISTRIBUTION PAYMENT
FUND                                                SERVICE FEE PAYMENTS          TO THE DISTRIBUTOR
----                                                --------------------          --------------------
Bond Index A                                                22,513                           0
Capital Appreciation                                        99,182                           0
Classic Value                                               10,238                           0
Core Bond                                                       41                           0
Core Equity                                                    798                           0
Dynamic Growth                                              62,446                           0
Emerging Growth                                                874                           0
Emerging Small Company                                     121,957                           0
Equity-Income                                              412,172                           0
Financial Services                                          29,275                           0
Fundamental Value                                           98,124                           0
Global                                                     174,395                           0
Global Allocation                                           43,401                           0
Global Bond                                                 61,705                           0
Health Sciences                                             66,095                           0
High Yield                                                  81,600                           0
Income & Value                                             250,213                           0
International Core                                          70,656                           0
International Equity Index A                                89,103                           0
International Opportunities                                  1,309                           0
International Small Cap                                     73,819                           0
International Value                                        208,056                           0
Investment Quality Bond                                    102,521                           0
Large Cap                                                      190                           0
Large Cap Value                                              8,417                           0
Lifestyle Aggressive                                       114,076                           0
Lifestyle Balanced                                         539,154                           0
Lifestyle Conservative                                      89,402                           0
Lifestyle Growth                                           480,202                           0
Lifestyle Moderate                                         168,969                           0
Mid Cap Index                                              136,610                           0
Mid Cap Stock                                              185,973                           0
Mid Cap Value                                              136,943                           0

                                                                                  DISTRIBUTION PAYMENT
FUND                                                SERVICE FEE PAYMENTS          TO THE DISTRIBUTOR
----                                                --------------------          --------------------
Mid Value Trust                                              1,292                           0
Money Market                                             1,129,879                           0
Natural Resources                                           10,198                           0
Overseas Equity                                                968                           0
Pacific Rim                                                 64,488                           0
Quantitative All Cap                                       148,943                           0
Quantitative Mid Cap                                         8,088                           0
Quantitative Value                                             289                           0
Real Estate Securities                                     145,189                           0
Real Return                                                  2,465                           0
Science & Technology                                       182,039                           0
Small Cap                                                      350                           0
Small Cap Growth                                             5,712                           0
Small Cap Index                                            108,287                           0
Small Cap Opportunities                                     58,638                           0
Small Cap Value                                             15,548                           0
Small Company                                                  757                           0
Small Company Value                                        147,029                           0
Special Value                                                  508                           0
Strategic Bond                                              87,707                           0
Strategic Income                                             6,654                           0
Strategic Opportunities                                    207,648                           0
Total Return                                               198,204                           0
Total Stock Market Index                                   107,523                           0
US Core                                                    494,658                           0
U.S. Global Leaders Growth                                  18,937                           0
US Goverment Securities                                     98,876                           0
U.S. High Yield Bond                                           411                           0
U.S. Large Cap Value                                       229,378                           0
Utilities                                                   50,728                           0
Value                                                      135,359                           0

SERIES II SHARES

                                                                                  DISTRIBUTION PAYMENT
FUND                                                SERVICE FEE PAYMENTS          TO THE DISTRIBUTOR
----                                                --------------------          --------------------
500 Index                                               $  296,075                  $        0
Active Bond                                              1,365,304                           0
All Cap Core                                                28,320                           0
All Cap Growth                                              81,194                           0
All Cap Value                                              168,148                           0
American Blue Chip Income & Growth                               0                     953,635
American Bond                                                    0                   1,736,795
American Growth                                                  0                   6,544,854
American Growth - Income                                         0                   5,230,937
American International                                           0                   3,922,835
Blue Chip Growth                                           442,954                           0
Capital Appreciation                                       230,187                           0
Classic Value                                               68,429                           0
Core Bond                                                    3,423                           0
Core Equity                                                132,964                           0
Dynamic Growth                                              97,842                           0
Emerging Growth                                             34,083                           0
Emerging Small Company                                     157,246                           0
Equity Income                                              759,763                           0
Financial Services                                         119,789                           0
Fundamental Value                                          783,071                           0
Global                                                      95,981                           0
Global Allocation                                          368,942                           0
Global Bond                                                410,752                           0
Health Sciences                                            205,558                           0
High Yield                                                 252,785                           0
Income & Value                                             263,271                           0
Index Allocation                                           103,073                           0
International Core                                          97,216                           0
International Equity Index A                               103,404                           0
International Opportunities                                 68,014                           0

                                                                                  DISTRIBUTION PAYMENT
FUND                                                SERVICE FEE PAYMENTS          TO THE DISTRIBUTOR
----                                                --------------------          --------------------
International Small Cap                                    134,480                           0
International Value                                        560,070                           0
Investment Quality Bond                                    290,148                           0
Large Cap                                                    3,253                           0
Large Cap Value                                            217,966                           0
Lifestyle Aggressive                                       873,001                           0
Lifestyle Balanced                                      14,688,105                           0
Lifestyle Conservative                                   1,174,316                           0
Lifestyle Growth                                        17,806,452                           0
Lifestyle Moderate                                       3,282,521                           0
Mid Cap Index                                              157,012                           0
Mid Cap Stock                                              449,436                           0
Mid Cap Value                                              560,556                           0
Mid Value Trust                                             26,624                           0
Money Market                                               844,263                           0
Natural Resources                                          602,112                           0
Overseas Equity                                             16,958                           0
Pacific Rim                                                122,494                           0
Quantitative All Cap                                        15,265                           0
Quantitative Mid Cap                                        35,094                           0
Quantitative Value                                          11,801                           0
Real Estate Securities                                     373,102                           0
Real Return                                                315,219                           0
Science & Technology                                       147,662                           0
Small Cap                                                    2,941                           0
Small Cap Growth                                            76,534                           0
Small Cap Index                                            130,797                           0
Small Cap Opportunities                                    199,838                           0
Small Cap Value                                            117,328                           0
Small Company                                               46,667                           0
Small Company Value                                        504,892                           0
Special Value                                               19,299                           0

                                                                                  DISTRIBUTION PAYMENT
FUND                                                SERVICE FEE PAYMENTS          TO THE DISTRIBUTOR
----                                                --------------------          --------------------
Strategic Bond                                             275,604                           0
Strategic Income                                            61,357                           0
Strategic Opportunities                                     64,487                           0
Total Return                                               657,994                           0
Total Stock Market Index                                    93,105                           0
U.S Core                                                   237,603                           0
U.S. Global Leaders Growth                                  79,867                           0
US Government Securities                                   233,094                           0
U.S. High Yield Bond                                         5,856                           0
U.S. Large Cap Value                                       298,394                           0
Utilities                                                  142,629                           0
Value                                                      122,197                           0

SUBADVISER MARKETING SUPPORT

Prior to January 1, 2006, subadvisers of JHT's Funds provided from time to time marketing support for insurance products that offer JHT as an underlying investment vehicle ("John Hancock Trust Insurance Products") through a variety of methods such as (a) permitting employees of the subadviser, including portfolio managers, to attend meetings with John Hancock and other sales personnel with the subadviser offsetting a portion of the cost of such meetings and (b) offsetting travel and other expenses of the subadviser's wholesalers that support John Hancock Trust Insurance Products. All such subadviser marketing support was voluntary and not all subadvisers provided such support. Certain of the subadvisers also managed proprietary mutual funds that are used as investment options by John Hancock pension products and such marketing support also relates to these pension products. Subadviser marketing support payments are not a factor that the Adviser considered when selecting or terminating subadvisers for JHT Funds. For the period January 1, 2005 through December 31, 2005, the total amount of all such payments made by subadvisers was approximately $1,867,000.

PORTFOLIO BROKERAGE

Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The subadvisers have no formula for the distribution of Fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable Fund. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

SELECTION OF BROKERS OR DEALERS TO EFFECT TRADES. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-    price, dealer spread or commission, if any;

-    the reliability, integrity and financial condition of the broker-dealer;

-    size of the transaction;

-    difficulty of execution;

-    brokerage and research services provided; and

-    confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to a Fund and any other accounts managed by the subadviser, could result in the applicable Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

SOFT DOLLAR CONSIDERATIONS. In selecting brokers and dealers, the subadvisers may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-    the value of securities;

-    the advisability of purchasing or selling securities;

-    the availability of securities or purchasers or sellers of securities; and

- analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) Fund strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by a subadviser, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the Funds, which may not be used in connection with a Fund, will also be available for the benefit of other funds and accounts managed by the subadvisers. The subadviser of the Value & Restructuring Trust has delegated to one of its affiliates the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for that Fund and may share with such affiliate for the benefit of the affiliate's other clients any such brokerage and research services that it obtains from broker-dealers.

ALLOCATION OF TRADES BY THE SUBADVISERS. The subadvisers manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the Funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that their participation in such transactions on balance will produce better overall results for the Fund.

AFFILIATED UNDERWRITING TRANSACTIONS BY THE SUBADVISERS. JHT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.

BROKERAGE COMMISSIONS PAID. For the years ended December 31 2006, 2005 and 2004, JHT paid brokerage commissions in connection with portfolio transactions of $39,288,790, $40,711,993 and $26,672,139, respectively, allocated among the
Funds as follows:

FUND                                                                 2006             2005             2004
----                                                              ---------        ---------        ---------
500 Index Trust                                                     105,034           69,163           40,840
500 Index Trust B                                                    17,665           37,890              N/A
Absolute Return Trust                                                   N/A              N/A              N/A
Active Bond Trust                                                     8,999              N/A              N/A
All Cap Core Trust                                                  504,261          405,783          403,813
All Cap Growth Trust                                                967,778        1,175,995        1,008,585
All Cap Value Trust                                                 275,218          550,795          401,390
Blue Chip Growth Trust                                            1,382,198        1,658,390        1,021,983
Bond Index Trust A                                                      N/A              N/A              N/A
Bond Index Trust B                                                      N/A              N/A              N/A
Capital Appreciation Trust                                        1,409,074          475,396          408,187
Classic Value Trust                                                  96,182           37,110           15,046
Core Bond Trust                                                         N/A              N/A              N/A
Core Equity Trust                                                   372,207          560,178          621,599
Dynamic Growth Trust                                                206,754          352,695          587,444
Emerging Growth Trust                                               155,501          871,800        1,095,946
Emerging Small Company Trust                                      1,006,364          971,220          912,506
Equity-Income Trust                                                 717,267        1,098,833          960,852
Financial Services Trust                                             15,651           78,098           27,239
Fundamental Value Trust                                             264,577          330,986          199,573
Global Allocation Trust                                             201,890          191,744          144,600
Global Bond Trust                                                       N/A              N/A              N/A
Global Real Estate                                                2,343,205              N/A              N/A
Global Trust                                                        378,363          351,702          456,251
Growth Trust                                                            N/A              N/A              N/A
Growth & Income Trust                                               831,803        5,063,553              N/A
Growth Opportunities Trust                                              N/A              N/A              N/A
Health Sciences Trust                                               283,232          308,239          280,430
High Income Trust                                                   108,272              N/A              N/A
High Yield Trust                                                        N/A                5            8,686

FUND                                                                 2006             2005             2004
----                                                              ---------        ---------        ---------
Income & Value Trust                                                193,703          378,530          354,368
Index Allocation Trust                                                  N/A              N/A              N/A
International Core Trust                                            606,468        1,413,165        1,353,469
International Equity Index Trust A                                  103,067           24,684              N/A
International Equity Index Trust B                                   97,945          144,070              N/A
International Growth Trust                                              N/A              N/A              N/A
International Opportunities Trust                                 1,781,650          997,046              N/A
International Small Cap Trust                                       693,036          782,395          639,946
International Small Company Trust                                   413,869              N/A              N/A
International Value Trust                                         1,637,930        2,056,263          843,282
Intrinsic Value Trust                                                   N/A              N/A              N/A
Investment Quality Bond Trust                                           N/A              N/A              368
Large Cap Trust                                                     149,505          142,934              N/A
Large Cap Value Trust                                               119,387          102,786          113,792
Lifestyle Aggressive Trust                                              N/A              N/A              N/A
Lifestyle Balanced Trust                                                N/A              N/A              N/A
Lifestyle Conservative Trust                                            N/A              N/A              N/A
Lifestyle Growth Trust                                                  N/A              N/A              N/A
Lifestyle Moderate Trust                                                N/A              N/A              N/A
Managed Trust                                                       872,948              N/A              N/A
Mid Cap Index Trust                                                 117,387           29,452           53,857
Mid Cap Stock Trust                                               2,557,393        3,407,708        1,964,628
Mid Cap Value Equity Trust                                          104,548              N/A              N/A
Mid Cap Value Trust                                                 389,895          463,591          388,717
Mid Value Trust                                                     236,311          243,925              N/A
Money Market Trust                                                      N/A              N/A              N/A
Money Market Trust B                                                    N/A              N/A              N/A
Natural Resources Trust                                             452,499          263,948          326,437
Overseas Equity Trust                                               315,575          203,268              N/A
Pacific Rim Trust                                                   360,459          176,929          203,363
Quantitative All Cap Trust                                          916,296          788,600          652,124
Quantitative Mid Cap Trust                                          131,585          255,893          430,408
Quantitative Value Trust                                            903,366          793,026          387,181
Real Estate Equity Trust                                            272,273              N/A              N/A
Real Estate Securities Trust                                      1,461,705        2,142,743        2,084,615
Real Return Bond Trust                                                  N/A              N/A              N/A
Science & Technology Trust                                        1,454,620          839,394        1,055,337
Short-Term Bond Trust                                                   N/A              N/A              N/A
Small Cap Trust                                                     425,252          652,321              N/A
Small Cap Growth Trust                                            1,033,787          856,118              N/A
Small Cap Index Trust                                               103,456          100,780          114,235
Small Cap Intrinsic Value Trust                                         N/A              N/A              N/A
Small Cap Opportunities Trust                                       427,769        1,018,339          297,273
Small Cap Value Trust                                               324,230          564,359              N/A
Small Company Trust                                                 104,193          199,776         107,7761
Small Company Growth Trust                                          116,457          21,7454              N/A
Small Company Value Trust                                           235,325          259,723          368,967
Special Value Trust                                                 172,254           80,455           35,915
Spectrum Income Trust                                                53,437          17,0593              N/A
Strategic Bond Trust                                                    N/A              N/A            3,099

FUND                                                                 2006             2005             2004
----                                                              ---------        ---------        ---------
Strategic Income Trust                                               20,621                2               72
Strategic Opportunities Trust                                     1,448,572        1,368,889        1,960,877
Total Return Trust                                                      N/A            1,475            4,139
Total Stock Market Index Trust                                        5,256           38,490           26,507
U. S. Core Trust                                                  3,705,661        1,502,451        1,587,850
U.S. Global Leaders Growth Trust                                    495,348        1,122,028          11,2111
U.S. Government Securities Trust                                        N/A              N/A              N/A
U.S. High Yield Bond Trust                                            4,492              N/A              N/A
U.S. Large Cap Trust                                                476,356          750,072          558,117
U.S. Multi Sector Trust                                             817,237          48,4324              N/A
Utilities Trust                                                     409,642          327,723          245,185
Value Trust                                                         513,599          617,163          833,169
Value & Restructuring Trust                                         208,297           98,368              N/A
Value Opportunities Trust                                               N/A              N/A              N/A
Vista Trust                                                         192,634           41,165              N/A

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS. For the years ended December 31, 2006, 2005 and 2004, commissions were paid by a Fund to brokers affiliated with the Fund's subadvisers as follows:

COMMISSIONS PAID TO UBS SECURITIES, LLC. For the years ended December 31, 2006, 2005 and 2004, brokerage commissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:           $5,532                    2.74%                     0.19%
Global Allocation Trust
Year ended December 31, 2005:           $4,819                    2.51%                     0.05%
Global Allocation Trust
Year ended December 31, 2004:           $5,289                    3.66%                     0.02%
Global Allocation Trust

COMMISSIONS PAID TO UBS SECURITIES, LLC. For the years ended December 31, 2006 and 2005, brokerage commissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:           $5,137                    3.43%                     0.16%
Large Cap Trust
Year ended December 31, 2005:           $2,287                    1.59%                     0.04%
Large Cap Trust

COMMISSIONS PAID TO UBS SECURITIES, LLC. For the year ended December 31, 2006 brokerage ommissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:          $49,289                    3.40%                     0.75%
Strategic Opportunities Trust

COMMISSIONS PAID TO TEMPLETON GLOBAL ADVISORS. For the years ended December 31, 2006 and 2005, brokerage commissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:           $ 0.00                     N/A%                      N/A%
International Small Cap Trust
Year ended December 31, 2005:           $1,818                    0.23%                     0.01%
International Small Cap Trust

COMMISSIONS PAID TO T. ROWE PRICE INVESTMENTS. For the years ended December 31, 2006 and 2005, brokerage commissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:            $0.00                    0.00%                     0.00%
Science & Technology Trust
Year ended December 31, 2005:            $ 317                    0.04%                     0.04%
Science & Technology Trust

COMMISSIONS PAID TO T. ROWE PRICE INVESTMENTS. For the year ended December 31, 2006 brokerage commissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:             $7                     0.00%                      0.00%
Mid Value Trust

COMMISSIONS PAID TO DEUTSCHE BANK. For the year ended December 31, 2006, brokerage commissions were paid as follows:

                                                          % OF FUND'S BROKERAGE    % OF AGGREGATE $ AMOUNT
                                AGGREGATE $ AMOUNT OF    COMMISSIONS REPRESENTED   OF TRANSACTIONS FOR THE
FUND                                 COMMISSIONS             FOR THE PERIOD                 PERIOD
----                            ---------------------   ------------------------   -----------------------
Year ended December 31, 2006:           $1,961                    0.08%                     0.04%
Global Real Estate Trust

REDEMPTION OF SHARES

JHT will redeem all full and fractional Fund shares for cash at the NAV per share of each Fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

-    the SEC by order so permits for the protection of security holders of JHT.

SPECIAL REDEMPTIONS. Although it would not normally do so, a Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund's NAV.

JHT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a Fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated Fund shareholders subject to specified conditions, including that:

- the distribution is effected through a pro rata distribution of the distributing Fund's portfolio securities;

- the distributed securities are valued in the same manner as they are in computing the Fund's NAV;

- neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

- the Trustees of JHT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Fund.

DETERMINATION OF NET ASSET VALUE

For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV per share of each Fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the Funds will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- A Fund's interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a Fund's interest in a hedge fund will represent the amount that the Fund could reasonably expect to receive from a hedge fund or from a third party if the Fund's interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the Fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the Fund has invested, computed in compliance with the hedge fund's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

- Shares of the underlying Funds held by the Lifestyle Trusts, the Index Allocation Trust, the Franklin Templeton Founding Allocation Trust and the Absolute Return Trust are valued at their NAV as described in the Prospectus under "Purchase and Redemption of Shares."

NON-NEGOTIABLE SECURITY. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

DEBT INSTRUMENTS WITH REMAINING MATURITIES OF 60 DAYS OR LESS. Debt instruments with a remaining maturity of 60 days or less held by each of the Funds, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

MONEY MARKET TRUST - RULE 2A-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine NAV per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of JHT, of the fair value of securities held by the Money Market Trust.

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in NAV, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

-    redeeming shares in kind;

- selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

-    withholding or reducing dividends;

-    utilizing a NAV per share based on available market quotations; or

-    investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the net investment factor under the contracts issued by Manulife New York and Manufacturers USA.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of JHT to provide Nonpublic Information (as defined below) regarding JHT portfolio holdings to Nonaffiliated Persons (as defined below) of JHT only in the limited circumstances noted below. It is also the policy of JHT only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). JHT considers

Nonpublic Information regarding Fund portfolio holdings to be confidential and the intent of JHT's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage JHT shareholders.

NONPUBLIC INFORMATION. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) JHT, (b) the Adviser or principal underwriter or any affiliate of either entity, (c) MFC, the Adviser's ultimate parent or any affiliate thereof, (d) in the case of a particular JHT Fund, the subadviser to the Fund, or any affiliate of the subadviser, (e) JHT's custodian and (e) JHT's certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS. Subject to the pre-approval of JHT's Chief Compliance Officer ("CCO"), JHT, or the Adviser, principal underwriter or any of its subadvisers (or any of their affiliates) may provide Nonpublic Information regarding JHT portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1. Rating Organizations

Nonpublic Information regarding JHT portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing a Fund, the Adviser or the subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2. Factset

Nonpublic Information regarding JHT portfolio holdings may be provided to Factset (frequency is daily) or other entities for the purpose of compiling reports and preparing data for use by JHT or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3. Proxy Voting Services

Nonpublic Information regarding JHT portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to JHT portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4. Computer Software

Nonpublic Information regarding JHT portfolio holdings may be provided to entities providing computer software to JHT (for example, for the purpose of generating JHT compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5. Courts and Regulators

Nonpublic Information regarding JHT portfolio holdings may be provided to any court (including bankruptcy courts) or regulator with jurisdiction over JHT, the Adviser, MFC or any subadviser or any of their affiliates if such information is requested by such court or regulator.

6. Other Persons

Nonpublic Information regarding JHT portfolio holdings may be provided to other persons or entities if approved by the CCO. In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of JHT ("JHT Shareholders").

JHT generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, JHT may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of JHT Shareholders. In the case of a conflict between (a) the interests of JHT Shareholders, on the one hand, and (b) the interests of any affiliated person of JHT, the Adviser, any subadviser, the principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

JHT generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, there may be certain circumstances where such an agreement is not required. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

RECEIPT OF COMPENSATION. None of JHT, the Adviser, any subadvisers or any of their affiliates may receive compensation or other consideration in connection with the release to any person of Nonpublic Information regarding JHT portfolio holdings. Neither JHT, the Adviser, JHT's subadvisers nor any of their affiliates will release Nonpublic Information to any person if such entity has knowledge that such person has received, is receiving or will receive compensation or other consideration in connection with the release of Nonpublic Information regarding JHT portfolio holdings.

RESOLUTION OF CONFLICTS OF INTEREST. If JHT or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding JHT portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between
(a) the interests of the shareholders of JHT, on the one hand, and (b) the interests of any affiliated person of JHT, the Adviser (including any subadviser), JHT's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of JHT who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to JHT.

POSTING OF JHT PORTFOLIO HOLDINGS ON A WEBSITE. If JHT desires to post on its website JHT portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then JHT shall disclose the following in its
Prospectus:

- the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

- the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

- the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

JHT PORTFOLIO HOLDINGS CURRENTLY POSTED ON A WEBSITE. Each of the Lifestyle Trusts invests in shares of other JHT Funds. The holdings of each Lifestyle Trust in other JHT Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust. In addition, the ten largest holdings of each JHT Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

CHANGES IN POLICY. Any material changes to the policy regarding disclosure of Nonpublic Information Regarding JHT portfolio holdings must be approved by JHT Board of Trustees.

REPORTS TO JHT'S BOARD OF TRUSTEES. The CCO shall report any material issues that may arise under this policy to JHT's Board of Trustees.

APPLICABILITY OF POLICY TO JHT'S ADVISER AND SUBADVISERS. This policy shall apply to JHT's Adviser and each of its subadvisers.

Pre-Approved Affiliated Persons.

I. Employees* of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of JHT, JHT's investment adviser, John Hancock Investment Management Services LLC or JHT's principal underwriter, John Hancock Distributors LLC.

II. Employees* of a subadviser or any affiliate of a subadviser who provide services to JHT.

III. Employees* of JHT's custodian who provide services to JHT.

IV. Employees* and partners of JHT's certified public accounting firm who provide services to JHT.

*    Includes temporary employees

SHAREHOLDERS OF JHT

JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

CONTROL PERSONS. As of March 31, 2007, no one was considered a control person of any of the Funds. A control person is one who has beneficial ownership of more than 25% of the voting securities of a Fund or who acknowledges or asserts having or is adjudicated to have control of a Fund.

SHAREHOLDERS. As of March 31, 2007, JHT Shareholders are as follows:

- the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts), and

- the Lifestyle Trusts and the Index Allocation Trust, each of which invests in and holds of record shares of underlying Funds.

JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHT.

ENTITIES ELIGIBLE TO BE SHAREHOLDERS OF JHT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:

- separate accounts of the Manulife Insurance Companies and other insurance companies;

-    the Manulife Insurance Companies and certain of their affiliates; and

-    any trustee of a qualified pension or retirement plan.

VOTING OF SHARES BY THE INSURANCE COMPANIES AND JHT. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any JHT Shareholders' meeting. These companies will vote all shares of the Funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act ("Contract Owner

Instructions"). In addition, JHT will vote all shares of the Funds issued to the Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust, the Index Allocation Trust and the Absolute Return Trust in proportion to Contract Owner Instructions.

MIXED FUNDING. Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, JHT's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT or a particular Fund.

PRINCIPAL HOLDERS. The tables below set forth the principal holders of the shares of each Fund. Principal holders are those who own of record or are known by JHT to own beneficially 5% or more of a series of a Fund's outstanding shares.

As of March 31, 2007, four of the Manulife Insurance Companies - John Hancock Life Insurance Company (USA ("JHLICO (USA)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHLVICO") -- owned of record all of the outstanding Series I and II shares of JHT Funds.

As of March 31, 2007, the five Lifestyle Trusts and the Index Allocation Trust owned of record 5% or more of the outstanding NAV shares of the Funds indicated below:

                                                                                                        INDEX
                                       LIFESTYLE    LIFESTYLE   LIFESTYLE   LIFESTYLE    LIFESTYLE   ALLOCATION
                                     CONSERVATIVE    MODERATE    BALANCED     GROWTH    AGGRESSIVE      TRUST
                                       % OF NAV      % OF NAV    % OF NAV    % OF NAV    % OF NAV     % OF NAV
FUNDS                                    CLASS        CLASS       CLASS       CLASS        CLASS        CLASS
-----                                ------------   ---------   ---------   ---------   ----------   ----------
500 INDEX TRUST                          0.00%         0.00%       0.00%       0.00%       0.00%       100.00%
ACTIVE BOND TRUST                        4.12%         8.84%       9.72%       0.00%       0.00%         0.00%
ALL CAP CORE TRUST                       0.00%         0.00%      44.08%      55.73%       0.00%         0.00%
ALL CAP GROWTH TRUST                     0.00%         0.00%       0.00%      89.74%       9.52%         0.00%
ALL CAP VALUE TRUST                      0.00%         0.00%       0.00%      93.26%       4.94%         0.00%
BLUE CHIP GROWTH TRUST                   0.81%         5.35%      37.50%      23.61%       1.56%         0.00%
BOND INDEX TRUST A                       0.00%         0.00%       0.00%       0.00%       0.00%       100.00%
CAPITAL APPRECIATION TRUST               0.00%         0.00%       0.00%      70.69%       3.73%         0.00%
CORE BOND TRUST                          6.44%        17.08%      75.94%       0.00%       0.00%         0.00%
CORE EQUITY TRUST                        0.00%        16.30%      35.55%      45.04%       2.38%         0.00%
EMERGING GROWTH TRUST                    0.00%         0.00%       0.00%       0.00%      76.98%         0.00%
EQUITY INCOME TRUST                      1.20%         3.13%      20.63%      26.08%       0.92%         0.00%
FUNDAMENTAL VALUE TRUST                  2.43%        12.76%      27.88%      53.00%       2.80%         0.00%
GLOBAL BOND TRUST                        7.70%        15.47%      34.16%      29.36%       0.00%         0.00%
GLOBAL REAL ESTATE TRUST                 5.03%         9.04%      60.22%      25.71%       0.00%         0.00%
HIGH INCOME TRUST                        4.09%        16.37%      48.34%      31.20%       0.00%         0.00%
HIGH YIELD TRUST                         1.86%         7.49%      50.03%      35.67%       0.00%         0.00%
INTERNATIONAL EQUITY INDEX TRUST A       0.00%         0.00%       0.00%       0.00%       0.00%       100.00%
INTERNATIONAL EQUITY INDEX TRUST B       0.00%         4.61%       0.00%       0.00%       4.12%         0.00%
INTERNATIONAL OPPORTUNITIES TRUST        0.00%         2.92%      25.93%      66.17%       3.51%         0.00%
INTERNATIONAL SMALL CAP TRUST            0.00%         0.00%      41.22%      52.50%       4.16%         0.00%
INTERNATIONAL SMALL COMPANY TRUST        0.00%         0.00%       0.00%      92.66%       7.34%         0.00%
INTERNATIONAL STOCK TRUST                1.21%         8.25%      29.33%      56.09%       3.95%         0.00%

INTERNATIONAL VALUE TRUST                2.30%         6.28%      37.18%      47.29%       4.39%         0.00%
INVESTMENT QUALITY BOND TRUST           36.77%        39.03%       0.00%       0.00%       0.00%         0.00%
LARGE CAP TRUST                          0.00%         0.00%      40.96%      52.01%       5.51%         0.00%
LARGE CAP VALUE TRUST                    0.00%         0.00%      65.81%      27.56%       1.46%         0.00%
MID CAP INDEX TRUST                      0.00%         0.00%       0.00%      88.45%       3.75%         2.32%
MID CAP VALUE EQUITY TRUST               0.00%         0.00%       0.00%      94.96%       5.04%         0.00%
MID CAP VALUE TRUST                      0.00%         0.00%       0.00%       0.00%      51.96%         0.00%
NATURAL RESOURCES TRUST                  0.00%         0.00%      41.27%      52.35%       3.40%         0.00%
OVERSEAS EQUITY TRUST                    0.00%         3.91%       0.00%      44.27%       2.35%         0.00%
QUANTITATIVE MID CAP TRUST               0.00%         0.00%       0.00%       0.00%      92.78%         0.00%
QUANTITATIVE VALUE TRUST                 0.00%         0.00%      33.25%      62.95%       3.32%         0.00%
REAL ESTATE EQUITY TRUST                 3.81%        10.64%      47.59%      37.96%       0.00%         0.00%
REAL RETURN BOND TRUST                   3.24%         8.66%      48.15%      37.14%       0.00%         0.00%
SMALL CAP INDEX TRUST                    0.00%         0.00%       0.00%      62.05%       6.59%         8.14%
SMALL CAP OPPORTUNITIES TRUST            0.00%         0.00%      29.23%      69.77%       0.00%         0.00%
SMALL CAP TRUST                          0.00%         8.33%      36.70%      47.06%       7.49%         0.00%
SMALL COMPANY GROWTH TRUST               0.00%         0.00%       0.00%     100.00%       0.00%         0.00%
SMALL COMPANY TRUST                      0.00%        74.45%       0.00%       0.00%      22.23%         0.00%
SMALL COMPANY VALUE TRUST                0.00%         8.15%      35.98%      46.04%       7.31%         0.00%
SPECIAL VALUE TRUST                      0.00%         0.00%       0.00%      90.33%       9.60%         0.00%
SPECTRUM INCOME TRUST                    8.98%        17.52%      48.56%      24.94%       0.00%         0.00%
STRATEGIC BOND TRUST                     4.29%        11.38%      50.58%      32.65%       0.00%         0.00%
STRATEGIC INCOME TRUST                   6.34%        11.22%      49.91%      32.21%       0.00%         0.00%
TOTAL RETURN TRUST                       8.59%        17.30%      31.91%      32.85%       0.00%         0.00%
U.S. MULTI SECTOR TRUST                  1.06%         5.54%      36.45%      53.71%       3.24%         0.00%
US GLOBAL LEADERS GROWTH TRUST           0.00%         0.00%      43.53%      55.38%       0.97%         0.00%
US GOVERMENT SECURITIES TRUST           66.59%        32.12%       0.00%       0.00%       0.00%         0.00%
US HIGH YIELD BOND TRUST                 4.09%        16.34%      48.21%      31.12%       0.00%         0.00%
US LARGE CAP TRUST                       0.00%         0.00%      41.84%      52.99%       2.80%         0.00%
VALUE & RESTRUCTURING TRUST              4.38%        11.55%      50.59%      31.80%       1.68%         0.00%
VISTA TRUST                              0.00%         0.00%       0.00%      90.52%       9.48%         0.00%

As of March 31, 2007, two of the Manulife Insurance Companies - JHLICO and JHVLICO owned of record 5% or more of the outstanding shares of the NAV class of the Funds indicated below:

                                       JHVLICO      JHLICO
FUNDS                                % OF TOTAL   % OF TOTAL
-----                                ----------   ----------
500 INDEX TRUST B                      65.52%       27.97%
ACTIVE BOND TRUST                      30.96%       26.69%
ALL CAP CORE TRUST                     66.85%        1.95%
ALL CAP GROWTH TRUST                   44.72%        9.98%
ALL CAP VALUE TRUST                    87.74%        3.70%
AMERICAN FUNDS BLUE CHIP INCOME
   & GROWTH                            28.10%        0.02%
AMERICAN FUNDS BOND FUND               41.88%        0.00%

AMERICAN FUNDS GROWTH & INCOME         17.88%        0.26%
AMERICAN FUNDS GROWTH TRUST            34.50%        0.95%
AMERICAN FUNDS INTERNATIONAL TRUST     20.02%        1.31%
BLUE CHIP GROWTH TRUST                 66.49%       33.11%
BOND INDEX TRUST                       45.69%       52.73%
CAPITAL APPRECIATION TRUST             57.82%       41.64%
CLASSIC VALUE TRUST                    79.40%       11.68%
CORE BOND TRUST                        96.42%        0.00%
CORE EQUITY TRUST                      95.80%        0.28%
DYNAMIC GROWTH TRUST                   77.12%        0.59%
EMERGING GROWTH TRUST                  86.16%        3.05%
EMERGING SMALL CO TRUST                32.65%        0.38%
EQUITY INCOME TRUST                    61.11%       37.05%
FINANCIAL SERVICES TRUST               34.90%       64.05%
FUNDAMENTAL VALUE TRUST                67.77%        5.83%
GLOBAL ALLOCATION TRUST                89.55%        0.00%
GLOBAL BOND TRUST                      59.72%       35.41%
GLOBAL TRUST                           73.11%        4.33%
GROWTH AND INCOME TRUST                64.83%       34.99%
HEALTH SCIENCES TRUST                  37.42%       58.31%
HIGH YIELD TRUST                       46.17%       52.38%
INCOME & VALUE TRUST                   89.10%        0.00%
INTERNATIONAL CORE TRUST               87.68%        1.05%
INTERNATIONAL EQUITY INDEX TRUST B     68.09%       31.36%
INTERNATIONAL OPPORTUNITIES TRUST      75.11%       13.09%
INTERNATIONAL SMALL CAP TRUST          88.57%        1.03%
INTERNATIONAL VALUE TRUST              88.43%        1.99%
INV QUAL BOND TRUST                    97.98%        0.73%
LARGE CAP TRUST                        92.96%        0.04%
LARGE CAP VALUE TRUST                  86.85%        3.60%
LIFESTYLE AGGRESSIVE TRUST             46.09%        1.76%
LIFESTYLE BALANCED TRUST               57.08%        5.28%
LIFESTYLE CONSERVATIVE TRUST           55.79%        0.31%
LIFESTYLE GROWTH TRUST                 57.87%        2.46%
LIFESTYLE MODERATE TRUST               61.38%        2.52%
MANAGED TRUST                          50.79%       49.11%
MID CAP INDEX TRUST                    59.25%       33.58%
MID CAP STOCK TRUST                    69.98%       29.20%
MID CAP VALUE TRUST                    82.21%        3.28%
MID VALUE TRUST                        62.81%       35.86%
MONEY MARKET TRUST B                   63.95%       30.67%
NATURAL RESOURCES TRUST                90.58%        1.69%
OVERSEAS EQUITY TRUST                  52.97%       45.92%
PACIFIC RIM TRUST                      81.33%        0.97%
QUANTITATIVE ALL CAP TRUST             83.38%        3.34%
QUANTITATIVE MID CAP TRUST             52.45%       37.02%
QUANTITATIVE VALUE TRUST               96.50%        0.00%
REAL ESTATE SECURITIES TRUST           58.16%       39.38%
REAL RETURN BOND TRUST                 96.56%        1.05%
SCIENCE & TECHNOLOGY TRST              21.50%        4.89%
SHORT TERM BOND TRUST                  70.78%       29.18%
SMALL CAP GROWTH TRUST                 68.65%       30.10%
SMALL CAP TRUST                        86.69%        0.28%
SMALL CAP INDEX TRUST                  51.75%       44.40%

SMALL CAP OPPORTUNITIES TRUST          79.08%        0.24%
SMALL CAP VALUE TRUST                  55.32%       42.93%
SMALL COMPANY TRUST                    87.81%       12.07%
SMALL COMPANY VALUE TRUST              61.71%        1.31%
SPECIAL VALUE TRUST                    50.34%        0.00%
STRATEGIC BOND TRUST                   90.65%        2.62%
STRATEGIC INCOME TRUST                 40.15%        0.24%
STRATEGIC OPPORTUNITIES TRUST          41.88%        0.00%
TOTAL RETURN TRUST                     83.21%       14.60%
TOTAL STOCK MKT INDEX TRUST            44.07%       55.15%
US CORE TRUST                          65.16%        0.09%
US GLOBAL LEADERS GROWTH TRUST         84.75%        2.35%
US GOVERNMENT SEC TRUST                64.70%       19.89%
US HIGH YIELD BOND TRUST               77.57%        0.00%
US LARGE CAP TRUST                     91.35%        0.01%
UTILITIES TRUST                        86.95%        2.55%
VALUE TRUST                            89.85%        0.15%

Trustees and officers of JHT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of each Fund.

HISTORY OF JHT

JHT NAME CHANGE. Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.

PRIOR NAMES OF THE FUNDS. Some of the names of the Funds have been changed at various times. The prior name of each such Fund and the date of the name change are set forth below.

EXISTING NAME                             PRIOR NAME                DATE OF CHANGE
-------------                  --------------------------------   -----------------
Blue Chip Growth               Pasadena Growth                    October 1, 1996
Quantitative Equity            Common Stock                       December 31, 1996
Equity-Income                  Value Equity                       December 31, 1996
Emerging Small Company         Emerging Growth                    November 2, 1998
Large Cap Growth               Aggressive Asset Allocation        May 1, 1999
Income & Value                 Moderate Asset Allocation          May 1, 1999
Diversified Bond               Conservative Asset Allocation      May 1, 1999
Overseas                       International Growth & Income      May 1, 1999
Mid Cap Growth                 Small/Mid Cap                      May 1, 1999
Aggressive Growth              Pilgrim Baxter Growth              May 1, 1999
Global Bond                    Global Government Bond             May 1, 1999
Mid Cap Blend                  Equity                             May 1, 1999
All Cap Growth                 Mid Cap Growth                     May 1, 2000
Strategic Opportunities        Mid Cap Blend                      April 30, 2001
All Cap Core                   Growth                             November 25, 2002
U.S. Large Cap                 U.S. Large Cap Value               May 1, 2003
Global Allocation              Tactical Allocation                May 1, 2003
Global                         Global Equity                      May 1, 2004
Pacific Rim                    Pacific Rim Emerging Markets       May 1, 2004
U.S. Core                      Growth & Income                    April 28, 2006
Growth & Income                Growth & Income II                 April 28, 2006
International Core             International Stock                April 28, 2006
Lifestyle Aggressive Trust     Lifestyle Aggressive 1000 Trust    April 28, 2006
Lifestyle Growth Trust         Lifestyle Growth 820 Trust         April 28, 2006
Lifestyle Balanced Trust       Lifestyle Balanced 640 Trust       April 28, 2006
Lifestyle Moderate Trust       Lifestyle Moderate 460 Trust       April 28, 2006
Lifestyle Conservative Trust   Lifestyle Conservative 280 Trust   April 28, 2006

ORGANIZATION OF JHT

ORGANIZATION OF JHT. JHT was originally organized on August 3, 1984 as "NASL Series Fund, Inc." ("NASL"), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHT assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL's separate portfolios were assumed by the corresponding Fund.

CLASSIFICATION. JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.

POWERS OF THE TRUSTEES OF JHT. Under Massachusetts law and JHT's Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:

- Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

- Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

- Issue additional series of shares or separate classes of existing series of shares;

-    Approve fund mergers, to the extent consistent with applicable laws;

-    Designate a class of shares of a fund as a separate fund;

- Approve mergers of series (to the extent consistent with applicable laws and regulations); and

-    Designate a class of shares of a series as a separate series.

SHARES OF JHT. The shares of each Fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each Fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that Fund. Holders of shares of any Fund are entitled to redeem their shares as set forth under "Redemption of Shares."

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and upon liquidation in the net assets of such Fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular Fund will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more Funds will also be allocated among the Funds in the manner determined by the Trustees.

SHAREHOLDER VOTING. Shareholders of each Fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the Fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular Fund are entitled to vote on matters determined by the Trustees to affect only the interests of that Fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on a Fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT Fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Fund would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the Funds' shareholders are principally (i) life insurance companies whose separate accounts invest in the Funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a Fund. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

JHT believes that each Fund will qualify as a regulated investment company under Subchapter M of the Code. If any Fund does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no Fund will be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

A Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain Funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a Fund from its investment in a qualified publicly traded partnership which invests in commodities or commodity-linked derivatives will be income satisfying the regulated investment company 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the


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commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a Fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the Fund's taxable year. In such event, the Fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year.

If a Fund failed to qualify as a regulated investment company, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the regulated investment company 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the Funds will comply with the requirements for qualification as regulated investment companies.

The Code was amended in 2004 to allow regulated investment companies to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a regulated investment company, a Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. A Fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company distribution requirements and would be taken into account for purposes of the 4% excise tax.

To qualify as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because JHT complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a


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portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing Fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

ADDITIONAL TAX CONSIDERATIONS. If a Fund failed to qualify as a regulated investment company, (i) owners of contracts based on the Fund would be treated as owning contract based solely on shares of the Fund (rather than on their proportionate share of the assets of such Fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

OTHER INFORMATION. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which JHT, the Adviser or the principal underwriter is a party that are likely to have a material adverse effect on the Funds or the ability of the Adviser or principal underwriter to perform its contract with the Funds.


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REPORTS TO SHAREHOLDERS

The financial statements of JHT at December 31, 2006, are incorporated herein by reference from JHT's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of JHT at December 31, 2006, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

CUSTODIAN

State Street Bank and Trust Company, ("State Street") 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODE OF ETHICS

JHT, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHT.

MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER

The Funds of JHT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Adviser or subadvisers may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any Fund's investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadviser. Past performance is no guarantee of future results.


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APPENDIX I - Debt Security Ratings
APPENDIX II - Standard & Poor's Corporation Disclaimers
APPENDIX III - Information Regarding Portfolio Managers of the Funds APPENDIX IV - Proxy Voting Policies


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APPENDIX I

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated 'BB', 'B', 'CCC' 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and

'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("FITCH")

INVESTMENT GRADE

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

- For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

- For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

- For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

- For issuers and performing obligations, default of some kind appears probable.

- For individual obligations, may indicate distressed or defaulted obligations with Recovery Rating of 'R4' (average) or 'R5' (below average).

C

-    For issuers and performing obligations, default is imminent.

- For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY'S

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR'S

Commercial Paper

A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1

This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings

Standard & Poor's assigns 'dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

OTHER CONSIDERATIONS - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

MOODY'S

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

STANDARD AND POOR'S

Short-Term Issue

A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

     - Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

     The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

APPENDIX III

PORTFOLIO MANAGER INFORMATION

                          AIM CAPITAL MANAGEMENT, INC.
                              All Cap Growth Trust
                           Small Company Growth Trust

The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2006:

                                                                OTHER POOLED
                                                                 INVESTMENT
                                        OTHER REGISTERED          VEHICLES         OTHER ACCOUNTS(2)
                      DOLLAR RANGE        MUTUAL FUNDS           (ASSETS IN           (ASSETS IN
                           OF         (ASSETS IN MILLIONS)        MILLIONS)            MILLIONS)
                       INVESTMENTS   ---------------------   ------------------   ------------------
                         IN EACH     NUMBER OF               NUMBER OF            NUMBER OF
 PORTFOLIO MANAGER       FUND(1)      ACCOUNTS     ASSETS     ACCOUNTS   ASSETS    ACCOUNTS   ASSETS
 -----------------    ------------   ---------   ---------   ---------   ------   ---------   ------
                                        ALL CAP GROWTH TRUST

Kirk L. Anderson          None           6       $10,077.5       1        $53.1      None      None
James G. Birdsall         None           6       $10,647.7       1        $53.1      None      None
Robert J. Lloyd           None           6       $12,014.6       1        $53.1      None      None
Lanny H. Sachnowitz       None           5       $ 9,627.7       1        $53.1      None      None

                                     SMALL COMPANY GROWTH TRUST

Juliet S. Ellis           None           6       $3,055.9       None       None      None      None
Juan R. Hartsfield        None           6       $3,055.9       None       None      None      None

POTENTIAL CONFLICTS OF INTEREST

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                               Small Company Trust
                                   Vista Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.

                OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2006)

                                                                                                         Other Accounts
                                                                                                         (e.g., separate
                                                      Registered Investment        Other Pooled             accounts
                                                        Companies (e.g.,        Investment Vehicles       and corporate
                                                         other American          e.g., commingled      accounts including
                                                          Century funds           trusts and 529           incubation
                                                     and American Century -          education             strategies,
                                                        subadvised funds)     savings plan accounts)    corporate money)
                                                     ----------------------   ----------------------   ------------------
                                                       Vista Trust

Mr. Fogle         Number of Other Accounts Managed                    5                       0                      2
                  Assets in Other Accounts Managed       $2,883,778,887                 N/A               $123,649,206

Mr. Eixmann (1)   Number of Other Accounts Managed                    5                       0                      2
                                                         $2,953,382,700                 N/A               $128,929,163

Mr. Hollond       Number of Other Accounts Managed                    5                       0                      2
                  Assets in Other Accounts Managed       $2,883,778,887                 N/A               $123,649,206

                                                   Small Company Trust

Mr. Ertley        Number of Other Accounts Managed                    7                       1                      2
                  Assets in Other Accounts Managed       $2,293,540,223            $ 43,917,131           $316,478,894

Mr. Vaiana        Number of Other Accounts Managed                   12                       2                      3

                  Assets in Other Accounts Managed       $6,854,586,645            $109,573,998           $328,025,267

Ms. von Turk      Number of Other Accounts Managed                    6                       1                      2
                  Assets in Other Accounts Managed       $2,271,463,850            $ 43,917,131           $316,478,894

(1) Mr. Eixmann became a portfolio manager on February 9, 2007. His information is provided as of that date.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple funds when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, fund teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

DESCRIPTION OF COMPENSATION STRUCTURE

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Company Trust. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Vista Trust.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Fund Shares. The portfolio managers of the Vista Trust did not own any shares of the Vista Trust as of December 31, 2006. The portfolio managers of the Small Company Trust did not own any shares of the Small Company Trust as of December 31, 2006.

                      BLACKROCK INVESTMENT MANAGEMENT, LLC

                              Large Cap Value Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006)

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                     NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR
                        AND ASSETS BY ACCOUNT TYPE            WHICH ADVISORY FEE IS PERFORMANCE-BASED
                     --------------------------------   ---------------------------------------------------
                                                        REGISTERED
NAME OF INVESTMENT      REGISTERED      OTHER POOLED    INVESTMENT      OTHER       POOLED
 PORTFOLIO MANAGER     ADVISER AND       INVESTMENT        OTHER     INVESTMENT   INVESTMENT
     ACCOUNTS           COMPANIES         VEHICLES       ACCOUNTS     COMPANIES    VEHICLES        OTHER
------------------   ---------------   --------------   ----------   ----------   ----------   ------------
                                  20                8        #            #            #                  1
Bob Doll             $11,743,970,595   $9,132,004,270       $0           $0           $0       $225,905,706

POTENTIAL CONFLICTS OF INTEREST

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

DESCRIPTION OF COMPENSATION STRUCTURE

The Portfolio manager compensation program of BlackRock, Inc. and its affiliates ("BlackRock") is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

                              COMPENSATION PROGRAM

The elements of total compensation for BlackRock portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the funds that they manage.

                                   BASE SALARY

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                         PERFORMANCE-BASED COMPENSATION

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. Due to Mr. Doll's unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, portfolio manager's compensation can be based on BlackRock's investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.

                                   CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                                   STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock, Inc. stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future BlackRock, Inc. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock, Inc. shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance therefore have a direct incentive to protect BlackRock's reputation for integrity.

                                 OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

                         CAPITAL GUARDIAN TRUST COMPANY
                              Income & Value Trust
                              Overseas Equity Trust
                              U.S. Large Cap Trust

                             INCOME AND VALUE TRUST
                             AS OF DECEMBER 31, 2006

Capital Guardian Trust Company ("CGTC") uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

PORTFOLIO MANAGER                          LENGTH OF SERVICE WITH CGTC OR   BUSINESS EXPERIENCE DURING THE
TITLE, COMPANY AFFILIATION                          AN AFFILIATE                     PAST 5 YEARS
----------------------------------------   ------------------------------   ------------------------------
TERRY BERKEMEIER                                      15 years              Portfolio Manager selecting
Senior Vice President, CGTC                                                 equity securities

CHRISTINE CRONIN                                      10 years              Portfolio Manager selecting
Vice President of Capital Research                                          fixed income securities
Company, an affiliate of CGTC

MICHAEL R. ERICKSEN                                   20 years              Portfolio Manager selecting
Director and Senior Vice President, CGTC                                    equity securities

DAVID I. FISHER                                       37 years              Portfolio Manager selecting
Chairman of the Board, CGTC                                                 equity securities

MICHAEL D. LOCKE                                      11 years              Portfolio Manager selecting
Vice President of Capital Research                                          fixed income securities
Company, an affiliate of CGTC

KAREN A. MILLER                                       16 years              Portfolio Manager selecting
Director and Senior Vice President CGTC                                     equity securities

JAMES R. MULALLY                                      27 years              Portfolio Manager selecting
Director and Senior Vice President, CGTC                                    fixed income securities

WESLEY PHOA                                           8 years               Portfolio Manager selecting
Vice President, Capital Strategy                                            fixed income securities and
Research, an affiliate of CGTC                                              Quantitative Analyst

THEODORE R. SAMUELS                                   25 years              Portfolio Manager selecting
Director and Senior Vice President,                                         equity securities
CGTC

EUGENE P. STEIN                                       34 years              Portfolio Manager selecting
Vice Chairman, CGTC                                                         equity securities

ALAN J. WILSON                                        16 years              Portfolio Manager selecting
Director and Senior Vice President, CGTC                                    equity securities

                             INCOME AND VALUE TRUST

                             AS OF DECEMBER 31, 2006

                          CGTC'S OTHER ACCOUNTS MANAGED

The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES(2)             OTHER ACCOUNTS(3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
Portfolio Managers    Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
------------------   ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry         9            4.78          11          14.08          215           66.04
Cronin, Christine         1            0.27           5           1.04           19            8.22
Ericksen, Michael         9            4.78          21          19.12          339          112.91
Fisher, David            23           23.88          30          48.07          302          106.11
Locke, Michael            1            0.27           8           1.18           10            3.65
Miller, Karen            13            6.60          14           3.07          187           59.34
Mulally, Jim              5          146.43           7           1.30           19            8.36
Phoa, Wesley              1            0.27           4           0.80            6            2.16
Samuels, Ted             13            6.60          10           5.50          345           37.50
Stein, Gene              13            6.38          14           7.84          133           43.00
Wilson, Alan             12            7.95           8           2.65           99           29.08

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                             INCOME AND VALUE TRUST

                             AS OF DECEMBER 31, 2006

                            CGTC'S FEE BASED ACCOUNTS

The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES(2)             OTHER ACCOUNTS(3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
Portfolio Managers    Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
------------------   ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry        0              --           0             --            16          10.30
Cronin, Christine        0              --           0             --             2           0.61
Ericksen, Michael        0              --           0             --            42          23.29
Fisher, David            1            1.03           0             --            10           6.17
Locke, Michael           0              --           0             --             0             --
Miller, Karen            0              --           0             --            23          13.12
Mulally, Jim             0              --           0             --             1           0.28
Phoa, Wesley             0              --           0             --             0             --
Samuels, Ted             0              --           0             --             3           2.72
Stein, Gene              0              --           0             --             4           3.36
Wilson, Alan             0              --           0             --             5           3.23

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

(A)  DESCRIPTION OF ANY MATERIAL CONFLICTS

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

(b)  COMPENSATION

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the Income and Value Trust include, as applicable, the S&P 500 Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Citigroup Broad Investment-Grade Bond Index, Citi Treasury/Agency Index, Citigroup Corporate Index, and Citigroup Mortgage Index.

(C)  OWNERSHIP OF FUND SHARES

Based on the information available for the time period ending December 31, 2006, the portfolio managers of the Income and Value Trust did not own any shares of that fund.

OVERSEAS EQUITY TRUST

AS OF DECEMBER 31, 2006

Capital Guardian Trust Company ("CGTC") uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. Subject to those objectives and policies, portfolio managers are generally not limited to where they may invest geographically except for Seung Kwak and John Mant, whose geographical coverage is primarily limited to Japan and Europe, respectively. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

                                                   LENGTH OF SERVICE WITH CAPITAL
PORTFOLIO MANAGER                                      GUARDIAN TRUST COMPANY       BUSINESS EXPERIENCE DURING
TITLE, COMPANY AFFILIATION                            ("CGTC") OR AN AFFILIATE            THE PAST 5 YEARS
-----------------------------------------------    ------------------------------   ---------------------------
DAVID I. FISHER                                    37 years                         Portfolio Manager selecting
Chairman of the Board, CGTC                                                         equity securities

ARTHUR J. GROMADZKI                                20 years                         Portfolio Manager selecting
Director and Senior Vice President of Capital                                       equity securities
International Research, Inc, an affiliate of
CGTC.

RICHARD N. HAVAS                                   20 years                         Portfolio Manager selecting
Senior Vice President of Capital International,                                     equity securities
Inc, an affiliate of CGTC

SEUNG KWAK                                         4 years, 17 years with Zurich    Portfolio Manager selecting
Senior Vice President for Capital International    Scudder Investments              equity securities
K.K, an affiliate of CGTC

NANCY J. KYLE                                      16 years                         Portfolio Manager selecting
Vice Chairman, CGTC                                                                 equity securities

JOHN M. N. MANT                                    16 years                         Portfolio Manager selecting
President of Capital International Research,                                        equity securities
Inc, an affiliate of CGTC

LIONEL M. SAUVAGE                                  19 years                         Portfolio Manager for
Director and Senior Vice President, CGTC                                            equity securities

NILLY SIKORSKY                                     44 years                         Portfolio Manager selecting
Chairman of Capital International S.A., an                                          equity securities
affiliate of CGTC

RUDOLF M. STAEHELIN                                25 years                         Portfolio Manager for
Director and Senior Vice President of Capital                                       equity securities
International Research, Inc., an affiliate of
CGTC

                              OVERSEAS EQUITY TRUST

                             AS OF DECEMBER 31, 2006

                          CGTC'S OTHER ACCOUNTS MANAGED

The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES(2)             OTHER ACCOUNTS (3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
Portfolio Managers    Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
------------------   ---------   -------------   ---------   -------------   ---------   -------------
Fisher, David            23          23.94           30          48.07          302          106.11
Gromadzki, Arthur         9           4.45            9          27.23          131           43.67
Havas, Richard           11           4.82           22          36.35          199           76.74
Kwak, Seung               9           4.45           10          27.39          166           54.63
Kyle, Nancy              12          18.13           28          44.94          161           60.05
Mant, John                9           4.45           13          31.14          206           68.64
Sauvage, Lionel          11           4.82           22          45.13          312          112.06
Sikorsky, Nilly          11           4.82           23          42.87          417          140.33
Staehelin, Rudolf        11           4.82           21          42.65          298           98.25

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                              OVERSEAS EQUITY TRUST

                             AS OF DECEMBER 31, 2006

                            CGTC'S FEE BASED ACCOUNTS

The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES(2)             OTHER ACCOUNTS (3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
Portfolio Managers    Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
------------------   ---------   -------------   ---------   -------------   ---------   -------------
Fisher, David            1            1.03           0             --            10           6.17
Gromadzki, Arthur        1            1.03           0             --            13           6.05
Havas, Richard           1            1.03           0             --             9           3.93
Kwak, Seung              1            1.03           0             --            21          10.06
Kyle, Nancy              1            1.03           0             --             7           3.60
Mant, John               1            1.03           0             --            11           5.65
Sauvage, Lionel          1            1.03           0             --            26          13.71
Sikorsky, Nilly          1            1.03           0             --            55          28.20
Staehelin, Rudolf        1            1.03           0             --            24          13.82

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

(a)  DESCRIPTION OF ANY MATERIAL CONFLICTS

     CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

(b)  COMPENSATION

     At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

     The benchmarks used to measure performance of the portfolio managers for the Overseas Equity Trust include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, an adjusted MSCI Japan Index and a customized index based on the information provided by various third parties.

(C)  OWNERSHIP OF FUND SHARES

     Based on the information available for the time period ending December 31, 2006, the portfolio managers of the Overseas Equity Trust did not own any shares of that fund.

                              U.S. LARGE CAP TRUST

                             AS OF DECEMBER 31, 2006

     Capital Guardian Trust Company ("CGTC") uses a multiple portfolio manager system in managing the fund's assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

PORTFOLIO MANAGER                          LENGTH OF SERVICE WITH   BUSINESS EXPERIENCE DURING THE
TITLE, COMPANY AFFILIATION                  CGTC OR AN AFFILIATE             PAST 5 YEARS
--------------------------                 ----------------------   ------------------------------
TERRY BERKEMEIER                           15 years                 Portfolio Manager selecting
Senior Vice President, CGTC                                         equity securities

MICHAEL R. ERICKSEN                        20 years                 Portfolio Manager selecting
Director and Senior Vice President, CGTC                            equity securities

DAVID I. FISHER                            37 years                 Portfolio Manager selecting
Chairman of the Board, CGTC                                         equity securities

KAREN A. MILLER                            16 years                 Portfolio Manager selecting
Director and Senior Vice President, CGTC                            equity securities

THEODORE R. SAMUELS                        25 years                 Portfolio Manager selecting
Director and Senior Vice President, CGTC                            equity securities

EUGENE P. STEIN                            34 years                 Portfolio Manager selecting
Vice Chairman, CGTC                                                 equity securities

ALAN J. WILSON                             16 years                 Portfolio Manager selecting
Director and Senior Vice President, CGTC                            equity securities

                              U.S. LARGE CAP TRUST

                             AS OF DECEMBER 31, 2006

CGTC'S OTHER ACCOUNTS MANAGED

The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES(2)              OTHER ACCOUNTS(3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of   Total Assets
Portfolio Managers    Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
------------------   ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry         9           4.41           11          14.08          215           66.04
Ericksen, Michael         9           4.41           21          19.12          339          112.91
Fisher, David            23          23.50           30          48.07          302          106.11
Miller, Karen            13           6.23           14           3.07          187           59.34
Samuels, Ted             13           6.23           10           5.50          345           37.50
Stein, Gene              13           6.01           14           7.84          133           43.00
Wilson, Alan             12           7.58            8           2.65           99           29.08

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

                              U.S. LARGE CAP TRUST

                             AS OF DECEMBER 31, 2006

CGTC'S FEE BASED ACCOUNTS

The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                           COMPANIES (1)                VEHICLES (2)            OTHER ACCOUNTS(3,4)
                     -------------------------   -------------------------   -------------------------
                     Number of    Total Assets   Number of    Total Assets   Number of    Total Assets
Portfolio Managers    Accounts   (in billions)    Accounts   (in billions)    Accounts   (in billions)
------------------   ---------   -------------   ---------   -------------   ---------   -------------
Berkemeier, Terry        0              --           0             --            16          10.30
Ericksen, Michael        0              --           0             --            42          23.29
Fisher, David            1            1.03           0             --            10           6.17
Miller, Karen            0              --           0             --            23          13.12
Samuels, Ted             0              --           0             --             3           2.72
Stein, Gene              0              --           0             --             4           3.36
Wilson, Alan             0              --           0             --             5           3.23

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

(A)  DESCRIPTION OF ANY MATERIAL CONFLICTS

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

(B)  COMPENSATION

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the JHT U.S. Large Cap Trust include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

(C)  OWNERSHIP OF FUND SHARES

Based on the information available for the time period ending December 31, 2006, the portfolio managers of the JHT U.S. Large Cap Trust did not own any shares of that fund.

                            CLEARBRIDGE ADVISORS, LLC
                               Special Value Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                ASSETS UNDER MANAGEMENT (IN BILLIONS)         NUMBER OF ACCOUNTS
              -----------------------------------------   -------------------------
              REGISTERED   OTHER POOLED                   REGISTERED   OTHER POOLED
PORTFOLIO     INVESTMENT    INVESTMENT                    INVESTMENT    INVESTMENT
MANAGER        COMPANIES     ACCOUNTS     OTHER   TOTAL    COMPANIES     ACCOUNTS      OTHER    TOTAL
---------     ----------   ------------   -----   -----   ----------   ------------   ------   ------
Peter Hable      10.17         0.40       12.38   22.95       19             2        79,734   79,755

Peter Hable had 1 Managed Account (other account) with performance based fees, the account had $0.01 Billion in assets as of 12/31/06.

PORTFOLIO MANAGER COMPENSATION

     ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has an incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data. Longer-term (5- year) performance is more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral tracks performance of their primary managed product, while another 25% tracks performance of an elected fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

PORTFOLIO MANAGER DISCLOSURE

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

                          DAVIS SELECTED ADVISERS, L.P.
                            Financial Services Trust
                             Fundamental Value Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):
None, however both portfolio managers of the Fundamental Value Trust have over $1 million invested in Davis Funds which are managed in a similar fashion. Kenneth Feinberg, portfolio manager to the Financial Services Trust has over $1 million invested in a Davis Fund that is managed in a similar fashion.

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

Christopher Davis served as portfolio manager for (i) 30 registered investment companies with approximately $75 billion in total net assets, (ii) 12 other pooled investment vehicles with approximately $1.5 billion in total net assets, and (iii) approximately 47 thousand other accounts (primarily managed money/wrap accounts) with approximately $15.1 billion in total net assets.

Kenneth Feinberg served as portfolio manager for (i) 27 registered investment companies with approximately $75 billion in total net assets, (ii) 12 other pooled investment vehicles with approximately $1.5 billion in total net assets, and (iii) approximately 47 thousand other accounts (primarily managed money/wrap accounts) with approximately $15.1 billion in total net assets.

Charles Cavanaugh served as portfolio manager for (i) 1 registered investment company with approximately $1 billion in total net assets, (ii) no other pooled investment vehicles, and (iii) approximately 5,800 other accounts (primarily managed money/wrap accounts) with approximately $1 billion in total net assets.

None of the accounts described above have an advisory fee that is performance based.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

- The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the portfolios, Davis Selected Advisers determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Selected Advisers other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected Advisers may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

- Finally, substantial investment of Davis Selected Advisers or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected Advisers has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Selected Advisers does not receive an incentive based fee on any account.

DESCRIPTION OF COMPENSATION STRUCTURE

Kenneth Feinberg's compensation as a Davis Selected Advisers employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected Advisers' profits, (iii) awards of equity ("Units") in Davis Selected Advisers including Units, options on Units, and/or phantom Units, and
(iv) an incentive plan whereby Davis Selected Advisers purchases shares in selected funds managed by Davis Selected Advisers. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Selected Advisers' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Charles Cavanaugh's annual compensation as an employee of Davis Selected Advisers consists of (i) a base salary; (ii) an annual discretionary bonus;
(iii) awards of equity ("Units") in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or Lipper. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' annual compensation as an employee of Davis Selected Advisers consists of a base salary. Davis Selected Advisers' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                              Short-Term Bond Trust
                               Bond Index Trust A
                               Bond Index Trust B
                                Active Bond Trust
                                  Managed Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):
None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

The portfolio managers of the Active Bond Trust, Short-Term Bond Trust, Bond Index Trust A, Bond Index Trust B and Managed Trust are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2006, James E. Shallcross and Peter M. Farley served as portfolio managers for (a) 1 registered investment company with approximately $371 million in total net assets, (b) 2 other pooled investment vehicles with approximately $120 million in total net assets, and (c) approximately 18 other accounts with approximately $3,702 million in total net assets.

POTENTIAL CONFLICTS OF INTEREST

Each of the accounts managed by James E. Shallcross and Peter M. Farley seeks income and capital appreciation by investing primarily in a diversified mix of debt securities. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. Declaration has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Declaration an incentive based fee.

DESCRIPTION OF COMPENSATION STRUCTURE

The compensation of James E. Shallcross and Peter M. Farley as Declaration employees consists of (i) a competitive base salary, (ii) eligibility for a discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iii) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (iv) eligibility for marketing incentives pursuant to the incentive compensation plan.

                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
                               All Cap Core Trust
                              Dynamic Growth Trust
                          Real Estate Securities Trust
                            Global Real Estate Trust
                                Lifestyle Trusts

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (as of the Fund's most recent fiscal year end): None

ALL CAP CORE TRUST

COMPENSATION OF PORTFOLIO MANAGERS

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

- DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

- Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

- Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                             DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER   FUND SHARES OWNED
-------------------------   -----------------
Jin Chen                            $0
Julie Abbett                        $0
Robert Wang                         $0

CONFLICTS OF INTEREST

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                                    Number of
                             Number of                             Investment
                            Registered      Total Assets of     Company Accounts     Total Assets of
                            Investment        Registered        With Performance      Performance-
Name of Portfolio Manager    Companies   Investment Companies       Based Fee      Based Fee Accounts
-------------------------   ----------   --------------------   ----------------   ------------------
JIN CHEN                        13          $3,357,396,500              0                  $0
JULIE ABBETT                    14          $3,965,526,446              0                  $0
ROBERT WANG                     27          $8,258,014,372              0                  $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                             NUMBER OF                       INVESTMENT VEHICLE
                              POOLED      TOTAL ASSETS OF       ACCOUNTS WITH       TOTAL ASSETS OF
                            INVESTMENT   POOLED INVESTMENT    PERFORMANCE-BASED      PERFORMANCE-
NAME OF PORTFOLIO MANAGER    VEHICLES        VEHICLES               FEE           BASED FEE ACCOUNTS
-------------------------   ----------   -----------------   ------------------   ------------------
Jin Chen                         3          $ 51,101,715              0              $          0
Julie Abbett                     3          $ 51,101,715              0              $          0
Robert Wang                      7          $575,177,702              1              $176,972,049

OTHER ACCOUNTS MANAGED:

                                                                      NUMBER OF OTHER
                                                                       ACCOUNTS WITH       TOTAL ASSETS OF
                               NUMBER OF     TOTAL ASSETS OF OTHER   PERFORMANCE-BASED      PERFORMANCE-
NAME OF PORTFOLIO MANAGER   OTHER ACCOUNTS          ACCOUNTS                FEE          BASED FEE ACCOUNTS
-------------------------   --------------   ---------------------   -----------------   ------------------
Jin Chen                           6             $  763,894,039               0             $          0
Julie Abbett                       6             $  763,894,039               0             $          0
Robert Wang                       40             $8,047,671,160               3             $399,358,293

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     - Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

     - To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

     - In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

     - The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

DYNAMIC GROWTH TRUST

COMPENSATION OF PORTFOLIO MANAGERS

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

- DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

- Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

- Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                             DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER   FUND SHARES OWNED
-------------------------   -----------------
Joseph Axtell                       $0
Robert S. Janis                     $0

CONFLICTS OF INTEREST

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                                   NUMBER OF
                             NUMBER OF                             INVESTMENT
                            REGISTERED      TOTAL ASSETS OF     COMPANY ACCOUNTS    TOTAL ASSETS OF
                            INVESTMENT        REGISTERED        WITH PERFORMANCE      PERFORMANCE-
NAME OF PORTFOLIO MANAGER    COMPANIES   INVESTMENT COMPANIES      BASED FEE       BASED FEE ACCOUNTS
-------------------------   ----------   --------------------   ----------------   ------------------
Joseph Axtell                    8          $3,424,481,375              0                  $0
Robert S. Janis                  6          $2,291,009,405              0                  $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                             NUMBER OF                       INVESTMENT VEHICLE
                              POOLED      TOTAL ASSETS OF       ACCOUNTS WITH        TOTAL ASSETS OF
                            INVESTMENT   POOLED INVESTMENT    PERFORMANCE-BASED       PERFORMANCE-
NAME OF PORTFOLIO MANAGER    VEHICLES         VEHICLES               FEE           BASED FEE ACCOUNTS
-------------------------   ----------   -----------------   -------------------   ------------------
Joseph Axtell                    0               $0                   0                    $0
Robert S. Janis                  0               $0                   0                    $0

OTHER ACCOUNTS MANAGED:

                                                                       NUMBER OF OTHER
                                                                        ACCOUNTS WITH      TOTAL ASSETS OF
                               NUMBER OF     TOTAL ASSETS OF OTHER   PERFORMANCE-BASED     PERFORMANCE-
NAME OF PORTFOLIO MANAGER   OTHER ACCOUNTS          ACCOUNTS                 FEE         BASED FEE ACCOUNTS
-------------------------   --------------   ---------------------   -----------------   ------------------
Joseph Axtell                      1              $97,549,054                 0                  $0
Robert S. Janis                    1              $97,549,054                 0                  $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

- Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

- To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

- In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

- The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

GLOBAL REAL ESTATE TRUST

COMPENSATION OF PORTFOLIO MANAGERS

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

- DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

- Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

- Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                             DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER   FUND SHARES OWNED
-------------------------   -----------------
Kurt Klauditz                       $0
John W. Vojticek                    $0
John F. Robertson                   $0
John Hammond                        $0
William Leung                       $0
Daniel Ekins                        $0

CONFLICTS OF INTEREST

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                               NUMBER OF
                             NUMBER OF   TOTAL ASSETS OF      INVESTMENT
                            REGISTERED      REGISTERED     COMPANY ACCOUNTS     TOTAL ASSETS OF
                            INVESTMENT      INVESTMENT     WITH PERFORMANCE      PERFORMANCE-
NAME OF PORTFOLIO MANAGER    COMPANIES      COMPANIES          BASED FEE      BASED FEE ACCOUNTS
-------------------------   ----------   ---------------   ----------------   ------------------
Kurt Klauditz                    2        $  171,300,000           0                  $0
John W. Vojticek                 9        $4,984,700,000           0                  $0
John F. Robertson                9        $5,442,300,000           0                  $0
John Hammond                     2        $  171,300,000           0                  $0
William Leung                    2        $  202,000,000           0                  $0
Daniel Ekins                     2        $   80,200,000           0                  $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                             NUMBER OF                       INVESTMENT VEHICLE
                              POOLED      TOTAL ASSETS OF       ACCOUNTS WITH       TOTAL ASSETS OF
                            INVESTMENT   POOLED INVESTMENT    PERFORMANCE-BASED      PERFORMANCE-
NAME OF PORTFOLIO MANAGER    VEHICLES         VEHICLES               FEE          BASED FEE ACCOUNTS
-------------------------   ----------   -----------------   ------------------   ------------------
Kurt Klauditz                    2         $   60,300,000             0              $          0
John W. Vojticek                 8         $1,009,100,000             3              $205,300,000
John F. Robertson                8         $1,009,100,000             3              $205,300,000
John Hammond                     7         $  274,300,000             2              $ 92,000,000
William Leung                    0         $            0             0              $          0
Daniel Ekins                     7         $  985,200,000             0              $          0

OTHER ACCOUNTS MANAGED:

                                                                       NUMBER OF OTHER
                                                                        ACCOUNTS WITH      TOTAL ASSETS OF
                               NUMBER OF     TOTAL ASSETS OF OTHER   PERFORMANCE- BASED      PERFORMANCE-
NAME OF PORTFOLIO MANAGER   OTHER ACCOUNTS          ACCOUNTS                 FEE          BASED FEE ACCOUNTS
-------------------------   --------------   ---------------------   ------------------   ------------------
Kurt Klauditz                      3             $   78,300,000               1              $ 78,300,000
John W. Vojticek                  45             $5,031,900,000               2              $626,500,000
John F. Robertson                 45             $5,139,600,000               2              $626,500,000
John Hammond                       4             $  160,300,000               1              $ 78,300,000
William Leung                      2             $   44,000,000               0              $          0
Daniel Ekins                       6             $1,020,300,000               0              $          0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     - Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

     - To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

     - In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

     - The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

REAL ESTATE SECURITIES TRUST

COMPENSATION OF PORTFOLIO MANAGERS

The Fund has been advised that the subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the subadvisor considers a number of quantitative and qualitative factors such as:

- DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

- Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

- Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

     NAME OF         DOLLAR RANGE OF
PORTFOLIO MANAGER   FUND SHARES OWNED
-----------------   -----------------
Asad Kazim                  $0
Jerry W. Ehlinger           $0
John W. Vojticek            $0
John F. Robertson           $0

CONFLICTS OF INTEREST

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                               Number of
                             Number of   Total Assets of      Investment
                            Registered      Registered     Company Accounts     Total Assets of
                            Investment      Investment     with Performance      Performance-
Name of Portfolio Manager    Companies      Companies          Based Fee      Based Fee Accounts
-------------------------   ----------   ---------------   ----------------   ------------------
ASAD KAZIM                       9        $4,231,500,000           0                  $0
JERRY W. EHLINGER                9        $4,231,500,000           0                  $0
JOHN W. VOJTICEK                 9        $4,231,500,000           0                  $0
JOHN F. ROBERTSON                9        $4,954,600,000           0                  $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                             NUMBER OF                       INVESTMENT VEHICLE
                              POOLED      TOTAL ASSETS OF       ACCOUNTS WITH       TOTAL ASSETS OF
                            INVESTMENT   POOLED INVESTMENT    PERFORMANCE-BASED      PERFORMANCE-
NAME OF PORTFOLIO MANAGER    VEHICLES         VEHICLES               FEE          BASED FEE ACCOUNTS
-------------------------   ----------   -----------------   ------------------   ------------------
Asad Kazim                       8         $1,009,100,000             3              $205,300,000
Jerry W. Ehlinger                8         $1,009,100,000             3              $205,300,000
John W. Vojticek                 8         $1,009,100,000             3              $205,300,000
John F. Robertson                8         $1,009,100,000             3              $205,300,000

OTHER ACCOUNTS MANAGED:

                                                                NUMBER OF OTHER
                                              TOTAL ASSETS       ACCOUNTS WITH       TOTAL ASSETS OF
                               NUMBER OF        OF OTHER      PERFORMANCE- BASED      PERFORMANCE-
NAME OF PORTFOLIO MANAGER   OTHER ACCOUNTS      ACCOUNTS              FEE          BASED FEE ACCOUNTS
-------------------------   --------------   --------------   ------------------   ------------------
Asad Kazim                        45         $5,031,900,000            2              $626,500,000
Jerry W. Ehlinger                 45         $5,031,900,000            2              $626,500,000
John W. Vojticek                  45         $5,031,900,000            2              $626,500,000
John F. Robertson                 45         $5,139,600,000            2              $626,500,000

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     - Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

     - To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

     - In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

     - The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

                            DIMENSIONAL FUND ADVISORS

                        International Small Company Trust
                          Emerging Markets Value Trust

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the International Small Cap Trust and the Emerging Markets Value Trust (the "Portfolios"), the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional Funds Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional"). The portfolio managers and portfolio traders also make daily decisions regarding the Portfolios, including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Portfolios.

INVESTMENTS IN EACH PORTFOLIO

As of December 31, 2006, neither Ms. Umland nor her immediate family held any ownership interests in the Portfolios.

DESCRIPTION OF COMPENSATION STRUCTURE

Dimensional's portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually. Each portfolio manager's compensation consists of the following:

     - BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

     - SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

OTHER MANAGED ACCOUNTS

In addition to the Portfolios, Ms. Umland oversees the daily management of (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which Ms. Umland has primary oversight responsibility.

               NUMBER OF ACCOUNTS MANAGED AND TOTAL ASSETS BY CATEGORY AS OF DECEMBER 31, 2006

                    - 24 U.S. registered mutual funds with approximately $36,870 million in total assets under management.

                    - 4 unregistered pooled investment vehicles with approximately $576 million in total assets under management.

                    - 7 other accounts with approximately $2,896 million in total assets under management.

               (None of the accounts have performance based fees.)

POTENTIAL CONFLICT OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolios, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to the Portfolios, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolios. Actual or apparent conflicts of interest include:

     - Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

     - Investment Opportunities. It is possible that at times identical securities will be held by the Portfolios and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolios or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolios and one or more Accounts, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolios and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

     - Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolios and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolios or an Account.

     - Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

     - Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the Account of that client over the Portfolios or Accounts that the portfolio manager manages.

     - Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which they have portfolio management responsibilities

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                             FRANKLIN ADVISERS, INC.

                                  Income Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                                       TYPE OF                        TOTAL ASSETS MANAGED IN
NAME OF PORTFOLIO MANAGER              ACCOUNT              NUMBER   ACCOUNT (US MIL) 12/31/06
-------------------------   -----------------------------   ------   -------------------------
Edward Perks, CFA           Registered Investment Company      9             $61,002.5
                            Other Pooled  Investments          3             $   828.2
                            Other Accounts                     0             $       0

Charles B. Johnson          Registered Investment Company      5             $58,230.5
                            Other Pooled Investments           2             $   827.4
                            Other Accounts                     0             $       0

None of these accounts pay a performance based advisory fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

DESCRIPTION OF ANY MATERIAL CONFLICTS

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2006

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY - Each portfolio manager is paid a base salary.

     ANNUAL BONUS - Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Non-investment performance. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

                          FRANKLIN MUTUAL ADVISERS, LLC

                               Mutual Shares Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                                       TYPE OF                        TOTAL ASSETS MANAGED IN
NAME OF PORTFOLIO MANAGER              ACCOUNT              NUMBER   ACCOUNT (US MIL) 12/31/06
-------------------------   -----------------------------   ------   -------------------------
Peter Langerman, CFA        Registered Investment Company      4             $27,127.5
                            Other Pooled Investments           3             $ 3,141.9
                            Other Accounts                     0             $       0

F. David Segal, CFA         Registered Investment Company      4             $27,127.5
                            Other Pooled Investments           3             $ 3,141.9
                            Other Accounts                     0             $       0

Deborah A. Turner, CFA      Registered Investment Company      4             $27,127.5
                            Other Pooled Investments           3             $ 3,141.9
                            Other Accounts                     0             $       0

None of these accounts pay a performance based advisory fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

DESCRIPTION OF ANY MATERIAL CONFLICTS

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2006

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY

     Each portfolio manager is paid a base salary.

     ANNUAL BONUS

     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

     - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

                 GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

                                  Growth Trust
                           Growth Opportunities Trust
                           International Growth Trust
                              Intrinsic Value Trust
                                  Managed Trust
                             U.S. Multi Sector Trust
                            Value Opportunities Trust
                                 U.S. Core Trust
                            International Core Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):
None

OTHER MANAGED ACCOUNTS

The information provided is as of the date of December 31, 2006.

                      REGISTERED INVESTMENT
                  COMPANIES MANAGED (INCLUDING
                       NON-GMO MUTUAL FUND            OTHER POOLED INVESTMENT        SEPARATE ACCOUNTS MANAGED
 SENIOR MEMBER     SUBADVISORY RELATIONSHIPS)     VEHICLES MANAGED (WORLD-WIDE)            (WORLD-WIDE)
--------------   ------------------------------   -----------------------------   ------------------------------
                 Number of                        Number of                       Number of
                  accounts      Total assets       accounts      Total assets      accounts      Total assets
                 ---------   ------------------   ---------   -----------------   ---------   ------------------
Thomas Hancock       9       $14,583,460,730.42       5       $2,523,286,926.09       38      $12,316,716,580.06
Sam Wilderman       19       $20,991,354,888.72       6       $2,021,443,906.40       22      $ 3,688,142,154.71

                      REGISTERED INVESTMENT
                   COMPANIES MANAGED FOR WHICH
                   GMO RECEIVES A PERFORMANCE-       OTHER POOLED INVESTMENT         SEPARATE ACCOUNTS MANAGED
                  BASED FEE (INCLUDING NON-GMO    VEHICLES MANAGED (WORLD-WIDE)            (WORLD-WIDE)
                     MUTUAL FUND SUBADVISORY          FOR WHICH GMO RECEIVES          FOR WHICH GMO RECEIVES
                         RELATIONSHIPS)              A PERFORMANCE-BASED FEE          A PERFORMANCE-BASED FEE
                 ------------------------------   -----------------------------   ------------------------------
                 Number of                        Number of                       Number of
                  accounts      Total assets       accounts      Total assets      accounts      Total assets
                 ---------   ------------------   ---------   -----------------   ---------   ------------------
Thomas Hancock       0                        0       0                       0       6        $2,191,174,426.86
Sam Wilderman        3        $5,010,724,378.20       5       $1,998,638,373.74       6        $1,607,760,244.97

The information provided is as of December 31, 2006.

DESCRIPTION OF MATERIAL CONFLICTS: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

DESCRIPTION OF THE STRUCTURE OF, AND THE METHOD USED TO DETERMINE, THE COMPENSATION OF EACH MEMBER OF THE FUND'S PORTFOLIO MANAGEMENT TEAM: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

                           INDEPENDENCE INVESTMENT LLC
                              Growth & Income Trust
                                 Small Cap Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the Funds are as follows:

Growth & Income Trust: John C. Forelli, Jay C. Leu

Small Cap Trust: Charles S. Glovsky

Under Other Accounts Managed. As of December 31, 2006, Charles S. Glovsky served as portfolio manager for (i) three other registered investment companies with approximately $541 million in total net assets, (ii) four pooled investment vehicles with approximately $58 million in total net assets, and approximately 42 other accounts with approximately $697 million in net assets.

As of December 31, 2006, John C. Forelli served as portfolio manager for (i) two other registered investment companies with approximately $320 million in total net assets, (ii) two other pooled investment vehicles with approximately $314 million in net assets, and approximately 21 other accounts with approximately $2.3 billion in total net assets.

As of December 31, 2006, Jay C. Leu served as portfolio manager for (i) two other registered investment companies with approximately $320 million in total net assets, (ii) two other pooled investment vehicles with approximately $314 million in net assets, and approximately 26 other accounts with approximately $2.5 billion.

Potential Conflicts of Interest. Each of the accounts managed by Charles S. Glovsky uses a bottom up selection process that focuses on stocks of statistically undervalued yet promising companies that are believed likely to show improving fundamental prospects with identifiable catalysts for change. Each invests primarily in equity securities issued by small or mid capitalization companies. While these accounts have many similarities, the investment performance of accounts with similar strategies will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts managed by Charles Glovsky pays Independence an incentive based fee.

Each of the accounts managed by John C. Forelli and Jay C. Leu seeks income and/or long-term capital appreciation by selecting stocks believed to have improving fundamentals and attractive valuations. They are invested primarily in equity securities issued by large capitalization companies. While these accounts have many similarities, the investment performance of accounts with similar strategies will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. One account managed by John Forelli pays an incentive based fee.

Compensation of Portfolio Managers. Independence has adopted a system of compensation for portfolio managers and others involved in the investment process that seeks to align the financial interests of the investment professionals with both those of Independence, through incentive payments based in part upon the Independence's financial performance, and also those of their clients and the shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those accounts. As such, generally, Independence's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to Independence and not solely on the basis of specific funds or accounts managed by the investment professional.

Charles S. Glovsky is eligible to receive the following types of compensation as an Independence employee (i) a competitive base salary, (ii) a bonus payable from Independence's Annual Incentive Plan (iii) an additional bonus pursuant to a signed employment agreement between Independence and Mr. Glovsky (iv) payments resulting from equity ownership, and (v) marketing incentives pursuant to the then applicable Independence plan.

John C. Forelli and Jay C. Leu are eligible to receive the following types of compensation as Independence employees (i) a competitive base salary, (ii) a bonus payable from Independence's Annual Incentive Plan, (iii) payments resulting from equity ownership, and (iv) marketing incentives pursuant to the then applicable Independence plan.

Under the Annual Incentive Plan, investment professionals are eligible to receive an annual bonus, which is contingent in part on the attainment of certain professional and organizational goals. Any bonus under the plan is completely discretionary. Company profitability and investment performance are among the factors generally used in determining the size of the overall bonus pool and/or the particular bonuses paid to individual portfolio managers under the plan.

Ownership of Trust Shares.

Charles S. Glovsky does not own any shares of the Small Cap Trust.

Neither John C. Forelli nor Jay C. Leu own any shares of the Growth & Income Trust.

                             JENNISON ASSOCIATES LLC
                           Capital Appreciation Trust

PORTFOLIO MANAGERS:

Michael A. Del Balso, Kathleen A. McCarragher and Spiros Segalas are the portfolio managers of the Trust. Mr. Del Balso generally has final authority over all aspects of the Trust's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

MICHAEL A. DEL BALSO joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. Mr. Del Balso has managed the Trust since November 2000.

KATHLEEN A. MCCARRAGHER joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. Ms. McCarragher has managed the Trust since November 2000.

SPIROS SEGALAS was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. Mr. Segalas has managed the Trust since November 2000.

The portfolio managers for the Trust are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Other Accounts Managed:
Information as of December 29, 2006

MICHAEL A. DEL BALSO

                             Market                    Market Value of        Number of
                             Value      Number of      Performance Fee     Performance Fee
Account Type              (Thousands)    Accounts   Accounts (Thousands)       Accounts
------------              -----------   ---------   --------------------   ---------------
Registered
   Investment Companies    8,479,832        12                0                   0
Other Pooled
   Investment Vehicles     1,471,773         5                0                   0
Other Accounts*            1,317,590        17                0                   0

* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

KATHLEEN A. MCCARRAGHER

                             Market                   Market Value of        Number of
                             Value      Number of     Performance Fee     Performance Fee
Account Type              (Thousands)    Accounts   Accounts(Thousands)      Accounts
------------              -----------   ---------   -------------------   ---------------
Registered
   Investment Companies    8,067,433       12                 0                  0
Other Pooled
   Investment Vehicles       383,938        3                 0                  0
Other Accounts             5,542,050       48                 0                  0

SPIROS SEGALAS

                             Market                     Market Value of        Number of
                            Value##      Number of      Performance Fee     Performance Fee
Account Type              (Thousands)   Accounts##   Accounts+(Thousands)      Accounts+
------------              -----------   ----------   --------------------   ---------------
Registered
   Investment Companies   18,878,170        16                   0                 0
Other Pooled
   Investment Vehicles       347,199         2                   0                 0
Other Accounts             2,874,390         9              95,618                 2

##   Excludes performance fee accounts.

+ The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

POTENTIAL CONFLICTS OF INTEREST:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

PORTFOLIO MANAGER COMPENSATION:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each portfolio manager:

          - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000(R) Growth Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

          - Historical and long-term business potential of the product strategies;

          -    Qualitative factors such as teamwork and responsiveness; and

          - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

SECURITIES OWNERSHIP:

     None of the portfolio managers own shares of the Capital Appreciation
Trust.

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                                Core Equity Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

As of December 31, 2006, Ms. Gay served as portfolio manager for six registered investment companies with $3.8 billion in total assets and twenty other pooled investment vehicles with $9 billion in total assets. One of the pooled investment vehicles, with assets of $311 million, has a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

DESCRIPTION OF COMPENSATION STRUCTURE

The Portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

The Portfolio manager is also eligible to receive other employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason, Inc. 401(k) and profit sharing program, and participation in other Legg Mason, Inc. deferred compensation plans.

                             LORD, ABBETT & CO. LLC
                               All Cap Value Trust
                               Mid Cap Value Trust

INVESTMENT MANAGERS

As stated in the Prospectus, Lord, Abbett & Co. LLC ("Lord Abbett") uses a team of investment managers and analysts acting together to manage the investments of All Cap Value Trust and Mid Cap Value Trust (each, a "Trust" and collectively, the "Trusts").

Robert P. Fetch and Howard E. Hansen head the All Cap Value Trust team and are primarily and jointly responsible for the day-to-day management of All Cap Value Trust.

Edward K. von der Linde heads the team of Mid Cap Value Trust team and the other senior member is Howard Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of Mid Cap Value Trust.

The following table indicates for each Fund as of December 31, 2006: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories in the table below, a footnote to the table provides the number of accounts and the total assets in such accounts with respect to which the management fee is based on the performance of the account. The Registered Investment Companies category includes those U.S. registered investment companies (i.e., mutual funds) that are managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and domestic non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category includes Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. The data shown below are approximate.

           OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS) -AS OF 12/31/06

                                                  REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                                       COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                                                -------------------------   -------------------------   -------------------------
                                                NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
FUND NAME              PORTFOLIO MANAGER NAME    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
---------             -----------------------   ---------   -------------   ---------   -------------   ---------   -------------
Mid Cap Value Trust   Edward K. von der Linde       11        $14,255.9         1           $ 35.5       3,106        $1,853.2
                      Howard E. Hansen              12        $16,655.9         2           $266.3       3,117*        2,688.1*

All Cap Value Trust   Robert P. Fetch                4        $ 7,486.1         1           $230.8       1,009**       2,877.2**
                      Howard E. Hansen              12        $16,796.4         2           $266.3       3,117*         2688.1*

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $451.2 million in total assets.

** Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts totals approximately $543.2 million in total assets.

Conflicts of interest may arise in connection with the investment manager's management of the Funds' investment portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures, including Policies and Procedures for Evaluating Best Execution of Equity Transactions and Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside (i.e., nonpublic) information. Lord Abbett is not affiliated with any full service broker-dealer and, therefore, does not execute any Fund transactions through such as entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the Funds' investment portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The levels of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can. be a substantial percentage of compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis versus both the appropriate style benchmarks and the appropriate peer group rankings. Finally, a component of the bonus reflects the leadership and management of the investment team. The evaluation does not follow a formulaic approach, but ratter is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund. The information is as of December 31, 2006. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                       PORTFOLIO                  $1 --    $10,001 --   $50,001 --     $100,001    $500,001 --      OVER
TRUST                 MANAGER NAME        NONE   $10,000     $50,000     $100,000    -- $500,000    $1,000,000   $1,000,000
-----           -----------------------   ----   -------   ----------   ----------   -----------   -----------   ----------
ALL CAP VALUE   Robert P. Fetch             X       --         --           --            --            --           --
                Howard E. Hansen            X       --         --           --            --            --           --

MID CAP VALUE   Edward K. von der Linde     X       --         --           --            --            --           --
                Howard E. Hansen            X       --         --           --            --            --           --

                        MARSICO CAPITAL MANAGEMENT, LLC
                        International Opportunities Trust

PORTFOLIO MANAGER DISCLOSURE

1. For any portfolio managed by a team or committee, the name of each committee member (or if there are more than five, the five persons with the most significant responsibility). In addition, appropriate five-year biographical information for each member of the committee disclosed should be provided in accordance with Item 5 of Form N-1A.

     James G. Gendelman is the portfolio manager of the John Hancock Trust International Opportunities Trust. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

2. For each portfolio manager for the Trust, please provide the following in accordance with Item 15 of Form N-1A:

          a. Other Accounts Managed. The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category (a) registered investment companies, (b) other pooled investment vehicles, and
               (c) other accounts (as defined in Item 15).

               As of December 31, 2006, Mr. Gendelman managed: (a) 18 other registered investment companies with total assets of $9,855,015,000, (b) 0 accounts for other pooled investment vehicles with total assets of $0, and (c) 10 other accounts with total assets of $1,182,128,000.

          b. Number of Accounts and Total Assets. For each of the categories in a. above, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

               Mr. Gendelman managed no accounts that are subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account.

          c. Material Conflicts. A description of any material conflicts of interest that may arise in connection with the portfolio manager's management of the fund's investment, on the one hand, and the investments of the other accounts list in a. above, on the other. (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

               Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

               Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

               As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

          d. Portfolio Manager Compensation. The structure of, and the method used to determine the compensation of each portfolio manager.

MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

               In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

          e. Ownership of Securities. For each portfolio manager state the dollar range of equity securities Fund (s) beneficially owned by the portfolio manager using the ranges noted in Item 15.

None. (MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

                MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
                                 Utilities Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                         Registered Investment      Other Pooled Investment
                               Companies                   Vehicles                  Other Accounts
                       ------------------------   --------------------------   -------------------------
                       Number of                  Number of                    Number of
Portfolio Manager       Accounts   Total Assets    Accounts    Total Assets     Accounts    Total Assets
-----------------      ---------   ------------   ---------   --------------   ---------   -------------
                                             Utilities Trust

Maura A. Shaughnessy        5      $5.1 billion       0             n/a            0            n/a
Robert D. Persons          13      $9.4 billion       2       $360.9 million       1       $20.9 million

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

DESCRIPTION OF COMPENSATION STRUCTURE

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

- Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

- The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to fund performance over a three-year time period with lesser consideration given to fund performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

- The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

                  MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

                              Absolute Return Trust
                                Active Bond Trust
                             Strategic Income Trust
                              Emerging Growth Trust
                                High Income Trust
                         Small Cap Intrinsic Value Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED. The Portfolio Managers of the Active Bond Trust are Howard C. Greene, Benjamin A. Matthews and Barry H. Evans. As of December 31, 2006, each portfolio manager managed the following other accounts:

        PORTFOLIO                                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
      MANAGER NAME                   FUND                       (AS OF DECEMBER 31, 2006)
-------------------------   ----------------------   -----------------------------------------------
Barry H. Evans              Active Bond Trust        Registered Investment Companies: SIX (6) FUNDS
                                                     with total assets of $3.9 BILLION.

                                                     Pooled Investment Vehicles: TWO (2) FUNDS with
                                                     total assets of $102.6 million

                                                     Accounts: ONE HUNDRED TWENTY-ONE (121) ACCOUNTS
                                                     with total assets of approximately $206.6
                                                     MILLION.

Howard C. Greene            Active Bond Trust        Registered Investment Companies: FOUR (4)
                                                     FUNDS with total assets of $1.7 BILLION.

                                                     Pooled Investment Vehicles: NONE

                                                     Accounts: TWENTY (20) ACCOUNTS with total
                                                     assets of approximately $4.7 BILLION.

Jeffrey N. Given            Active Bond Trust        Registered Investment Companies: SIX (6)
                                                     FUNDS with total assets of $2.1 BILLION.

                                                     Pooled Investment Vehicles: NONE

                                                     Accounts: TWENTY (20) ACCOUNTS with total
                                                     assets of approximately $4.7 BILLION.

MFC Global (U.S.) does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

The portfolio managers of the Strategic Income Trust are: Daniel S. Janis, III and John F. Iles. As of December 31, 2006, each portfolio manager managed the following other accounts:

        PORTFOLIO                                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
      MANAGER NAME                   FUND                       (AS OF DECEMBER 31, 2006)
-------------------------   ----------------------   -----------------------------------------------
Barry H. Evans              Strategic Income Trust   Registered Investment Companies: SIX (6) FUNDS
                                                     with total assets of $3.9 BILLION.

                                                     Pooled Investment Vehicles: TWO (2) FUNDS with
                                                     total assets of $102.6 million

                                                     Accounts: ONE HUNDRED TWENTY-ONE (121) ACCOUNTS
                                                     with total assets of approximately $206.6
                                                     MILLION.

Daniel S. Janis, III        Strategic Income Trust   Registered Investment Companies: ONE (1) FUND
                                                     with total assets of approximately $1.3
                                                     BILLION.

                                                     Pooled Investment Vehicles: TWO (2) ACCOUNTS
                                                     WITH TOTAL ASSETS OF APPROXIMATELY $102.6
                                                     MILLION.

                                                     Accounts: FOUR (4) ACCOUNTS with total assets
                                                     of approximately $760.3 MILLION.

John F. Iles                Strategic Income Trust   Registered Investment Companies: TWO (2) FUND
                                                     with total assets of approximately $1.6
                                                     BILLION.

                                                     Pooled Investment Vehicles: TWO (2) ACCOUNTS
                                                     with total assets of approximately $102.6
                                                     MILLION.

                                                     Accounts: TWO (2) ACCOUNTS with total assets of
                                                     approximately $365.5 MILLION.

MFC Global (U.S.) does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

The portfolio managers of the Emerging Growth Trust are: Alan E. Norton and Henry E. Mehlman. As of December 31, 2006, each portfolio manager managed the following other accounts:

        PORTFOLIO                                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
      MANAGER NAME                   FUND                       (AS OF DECEMBER 31, 2006)
-------------------------   ----------------------   -----------------------------------------------
Alan E. Norton              Emerging Growth Trust    Registered Investment Companies: THREE (3)
                                                     FUNDS with total assets of approximately $886
                                                     MILLION.

                                                     Pooled Investment Vehicles: NONE

                                                     Accounts: (SIX 6) ACCOUNTS with total assets of
                                                     approximately $222.2 MILLION.

Henry E. Mehlman            Emerging Growth Trust    Registered Investment Companies: THREE (3)
                                                     FUNDS with total assets of approximately $886
                                                     MILLION.

                                                     Pooled Investment Vehicles: NONE

                                                     Accounts: SIX (6) ACCOUNTS with total assets of
                                                     approximately $222.2 MILLION.

The portfolio manager of the High Income Trust is: Arthur N. Calavritinos, CFA. As of December 31, 2006, Mr. Calavritinos managed the following other accounts:

        PORTFOLIO                                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
       MANAGER NAME                  FUND                       (AS OF DECEMBER 31, 2006)
-------------------------   ----------------------   -----------------------------------------------
Arthur N. Calavritinos      High Income Trust        Registered Investment Companies: One (1) FUND
                                                     with total assets of approximately $1.1
                                                     BILLION.

                                                     Pooled Investment Vehicles: NONE

                                                     Accounts: TWO (2) ACCOUNTS WITH TOTAL ASSETS OF
                                                     APPROXIMATELY $222.2 MILLION.

MFC Global (U.S.) does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, MFC Global (U.S.) does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. MFC Global (U.S.) has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. MFC Global (U.S.) has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. MFC Global (U.S.) has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, MFC Global (U.S.)'s policies generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, MFC Global (U.S.) will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MFC Global (U.S.) receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. MFC Global (U.S.) receives a performance-based fee with respect to one of the accounts managed by the portfolio managers of Active Bond Fund.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. MFC Global (U.S.) imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MFC Global (U.S.) seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Structure of Compensation. MFC Global (U.S.) has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals At MFC Global (U.S.), the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of MFC Global (U.S.). A limited number of senior portfolio managers, who serve as officers of both MFC Global (U.S.) and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. MFC Global (U.S.) seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

INVESTMENT BONUS PLAN. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of MFC Global (U.S.) and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

INVESTMENT PERFORMANCE: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

THE PROFITABILITY OF MFC Global (U.S.): The profitability of MFC Global (U.S.) and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of MFC Global (U.S.).

NON-INVESTMENT PERFORMANCE The more intangible contributions of an investment professional to MFC Global (U.S.) business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

OPTIONS AND STOCK GRANTS. A limited number of senior investment professionals may receive options to purchase shares of Manulife stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

MFC Global (U.S.) also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of John MFC Global (U.S.) and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Ownership of Trust Shares. Neither Howard C. Greene, Benjamin A. Matthews and Barry H. Evans own any shares of the Active Bond Trust. Neither Frederick L. Cavanaugh, Jr., Daniel S. Janis, III and John F. Iles own any shares of the Strategic Income Trust. Neither Alan Norton or Henry Mehlman owns any shares of the Emerging Growth Trust.

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                                 ("MFC GLOBAL")
                                 Index 500 Trust
                                Index 500 Trust B
                               Mid Cap Index Trust
                         Total Stock Market Index Trust
                             Index Allocation Trust
                              Small Cap Index Trust
                               Money Market Trust
                              Money Market Trust B
                                Pacific Rim Trust
                           Quantitative All Cap Trust
                           Quantitative Mid Cap Trust
                            Quantitative Value Trust
                              Absolute Return Trust
                                 Lifestyle Trust
                  Franklin Templeton Founding Allocation Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                        Registered                      Pooled
                        Investment                    Investment       Total                                       Total Assets
                         Company         Assets        Vehicle         Assets         Other          Assets          Managed
                         Accounts       Managed        Accounts       Managed        Accounts       Managed      ($ US millions)
Trust Manager          (Worldwide)  ($ US millions)  (Worldwide)  ($ US millions)  (Worldwide)  ($ US millions)    (Worldwide)
-------------          -----------  ---------------  -----------  ---------------  -----------  ---------------  ---------------
Carson Jen &
Narayan Ramani               8           $ 5313           3            $ 456            11           $ 1224          $  6993

Pauline Dan                  3           $419.8                                          1           $  8.5          $ 428.3

Harpreet Singh, Chris
Hensen & Brett Hryb&         5           $ 1523           2            $15.6             2           $779.4          $  2318

Rhonda Chang &
Noman Ali                    4           $305.9           1            $ 1.7                                         $ 307.6

Steve Orlich                21           $43590                                         16           $ 4008          $ 47598

Maralyn Kobayashi
& Faisal Rahman              6           $ 4375           1            $ 3.4             1           $  4.5          $4382.9

Mark Schmeer                 2           $ 15.5                                                                      $  15.5

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at MFC Global may manage numerous portfolios or accounts and as a result, actual or apparent conflicts of interest may arise. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. MFC Global does not track the time a portfolio manager spends on a single portfolio; however, MFC Global will regularly assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. MFC Global seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Conflicts of interest may also arise when allocating and/or aggregating trades. Although a portfolio manager will make investment determinations for a portfolio independently from the investment determinations made by them for any other portfolio, investments may be deemed appropriate for more than one portfolio. In such circumstances, MFC Global may determine that orders for the purchase or sale of the same security for more than one portfolio should be combined. In this event, the transactions will be priced and allocated in a manner deemed to be equitable and in the best interests of all portfolios participating in the transaction.

MFC Global has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, MFC Global monitors a variety of other matters, including compliance with a portfolio or account's investment guidelines and compliance with MFC Global's Code of Ethics.

DESCRIPTION OF COMPENSATION STRUCTURE

MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance-based bonus is based upon the investment performance of all accounts managed by the portfolio manager over a one-year period. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). The amount of the performance based bonus and participation in equity ownership also reflects the seniority and role of each portfolio manager. MFC Global seeks to ensure retention of portfolio managers through competitive compensation that rewards both individual and team performance. In order to be competitive in the industry, the overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys.

To ensure ongoing competitiveness, total compensation for investment professionals is compared to external asset management organizations on an annual basis, as a minimum; any adjustments to base pay or annual incentive design are made at that time. Annual Incentive Plan (AIP) bonus targets range from 10% to 80% of base salary determined by function, grade level and competitive practice, and can reach a maximum of 250% of bonus target depending on company, divisional, individual and portfolio performance. Stock Option Plan is available for Vice Presidents and above. Restricted Share Unit Grants are available for Assistant Vice Presidents, Vice Presidents and above. Grants issued are dependent upon an individual's long term performance, retention risk, future potential and market conditions.

Ownership of Trust Shares. None of the portfolio managers own shares of any of the portfolios they manage.

                MORGAN STANLEY INVESTMENT MANAGEMENT (VAN KAMPEN)
                                   Value Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

James Gilligan managed 18 mutual funds with a total of approximately $37.1 billion in assets; no pooled investment vehicles other than mutual funds; and 4 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $633 million in assets.

James Roeder managed 18 mutual funds with a total of approximately $37.1 billion in assets; no pooled investment vehicles other than mutual funds; and 4 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $633 million in assets.

Thomas Bastian managed 18 mutual funds with a total of approximately $37.1 billion in assets; no pooled investment vehicles other than mutual funds; and 4 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $633 million in assets.

Sergio Marcheli managed 18 mutual funds with a total of approximately $37.1 billion in assets; no pooled investment vehicles other than mutual funds; and 4 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $633 million in assets.

Thomas R. Cooper managed 4 mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and 4 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $633 million in assets.

Mark Laskin managed 1 mutual funds with a total of approximately $200 million in assets; no pooled investment vehicles other than mutual funds; and 4 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $633 million in assets.

POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Value Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Value Trust. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Value Trust invests, the Sub-Adviser could be seen as harming the performance of the Value Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

DESCRIPTION OF COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus.

- Morgan Stanley's Long Term Incentive Compensation awards-- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Alignment Plan (IMAP) awards-- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

- Voluntary Deferred Compensation Plans-- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Sub-Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

                            MUNDER CAPITAL MANAGEMENT
                          Small Cap Opportunities Trust

PORTFOLIO MANAGEMENT TEAM. John P. Richardson, Julie R. Hollinshead and Robert
E. Crosby of Munder are co-managers for the Small Cap Opportunities Trust. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2006:

                      Registered                  Pooled                                              Total
                      Investment     Assets     Investment     Assets                  Assets        Assets
                        Company      Managed      Vehicle      Managed      Other      Managed      Managed*
Portfolio Manager      Accounts   ($ millions)   Accounts   ($ millions)  Accounts  ($ millions)  ($ millions)
-----------------     ----------  ------------  ----------  ------------  --------  ------------  ------------
John P. Richardson         6         2,448.8        17         1,021.3       20          95.4        3,565.5
Julie R. Hollinshead       6         2,448.8        19           801.3       13          78.7        3,328.8
Robert E. Crosby           8         2,54635        24           850.6       30         175.9        3,573.1

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice. In addition, the sum of assets managed in each category may not add to the total due to rounding.

          PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. As indicated in the table above, Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

     - POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND THE MUNDER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

          If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention;
          (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

     -    POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS:
          Even if there is no financial or other advantage to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

          Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

          Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Munder or Pierce Street will achieve their intended result.

          PORTFOLIO MANAGEMENT TEAM COMPENSATION. The compensation package for all members of Munder's portfolio management team has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan.

          Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

          Members of Munder's portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 150% of base salary. Target bonuses for equity analysts typically range from 20 to 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success. The applicable benchmark for the Small Cap Opportunities Trust is the Russell 2000 Value Index.

          Certain portfolio managers are eligible to receive variable bonus compensation based on fees received by Munder for all accounts managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related investment style composite exceeds the performance of the related index on a compound annual basis over a stated period.

Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of Munder's portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital Management. Restricted shares typically vest ratably over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

PORTFOLIO MANAGER FUND OWNERSHIP. The dollar range of equity securities beneficially owned by Munder portfolio managers in the Small Cap Opportunities Trust as of December 31, 2006 is as follows:

                       Dollar Range of
                      Equity Securities
Portfolio Manager    Beneficially Owned
-----------------    ------------------
John P. Richardson          None
Julie Hollinshead           None
Robert E. Crosby            None

                      PACIFIC INVESTMENT MANAGEMENT COMPANY

                                Global Bond Trust
                             Real Return Bond Trust
                               Total Return Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                                                    COUNT OF
PM PRIMARY                            PERFORMANCE    ACCOUNT
LAST NAME          ACCT CATEGORY       BASED FEE     NUMBER    MV USD ($MM)
----------     --------------------   -----------   --------   ------------
BRYNJOLFSSON
               '40 ACT FUND                            17        35,337.41
                                      No               17        35,337.41
               OTHER POOLED VEHICLE                    18         2,706.75
                                      No               18         2,706.75
               SEPARATE ACCOUNT                        41        11,676.67
                                      No               33         7,981.87
                                      Yes               8         3,694.80

GROSS
               '40 ACT FUND                            33        35,663.39
                                      No               33        35,663.39
               OTHER POOLED VEHICLE                    20         7,689.35
                                      No               17         6,949.98
                                      Yes               3           739.37
               SEPARATE ACCOUNT                        64        41,624.10
                                      No               42        22,004.79
                                      Yes              22        19,619.32

MARIAPPA
               '40 ACT FUND                             9         9,675.41
                                      No                9         9,675.41
               OTHER POOLED VEHICLE                    43         4,613.05
                                      No               43         4,613.05
               SEPARATE ACCOUNT                        95        14,237.85
                                      No               76         7,852.32
                                      Yes              19         6,385.53

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     -    Amount and nature of assets managed by the portfolio manager;

     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     -    Contributions to asset retention, gathering and client satisfaction;

     -    Contributions to mentoring, coaching and/or supervising; and

     -    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class

A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

                        PZENA INVESTMENT MANAGEMENT, LLC
                               Classic Value Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Richard S. Pzena, John P. Goetz and Antonio DeSpirito III.

Other Accounts Managed  as of December 31, 2006

OTHER ACCOUNTS THE PORTFOLIO MANAGERS ARE MANAGING. The table below indicates for each portfolio manager of the Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, pooled separate accounts, and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO
MANAGER NAME                OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------            --------------------------------------------------------
Richard S. Pzena        Other Registered Investment Companies: Eight (8) funds
                        with total assets of approximately $9,798 million

                        Other Pooled Investment Vehicles: One hundred ten (110)
                        entities with total assets of approximately $3,318 million

                        Other Accounts: Four hundred forty (440) accounts with total assets of approximately $12,803 million

John P. Goetz           Other Registered Investment Companies: Ten (10) funds
                        with total assets of approximately $9,853 million

                        Other Pooled Investment Vehicles: One hundred twenty-one
                        (121) entities with total assets of approximately $4,456 million

                        Other Accounts: Four hundred forty-one (441) accounts with total assets of approximately $12,936 million

Antonio DeSpirito III   Other Registered Investment Companies: Seven (7) funds
                        with total assets of approximately $9,747 million

                        Other Pooled Investment Vehicles: Forty-six (46)
                        entities with total assets of approximately $2,645 million

                        Other Accounts: one hundred thirty-five (135) accounts with total assets of approximately $5,627 million

Neither the Adviser nor the Sub-Adviser generally receives a fee based upon the investment performance of the accounts listed under "Other Accounts Managed by the Portfolio Managers" in the table above, except that, with respect to accounts managed by Messrs. Pzena and Goetz, the Sub-Adviser receives performance-based fees with respect to one (1) Other Pooled Investment Vehicle with total assets of approximately $12 million and twelve (12) Other Accounts with total assets of approximately $1,961 million, Mr. DeSpirito, receives performance-based fees with respect to eight
(8) Other Accounts with total assets of approximately $1,088 million.

In the Sub-Adviser's view, conflicts of interest may arise in managing the Fund's portfolio investments, on the one hand, and the portfolios of the Sub-Adviser's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and the Sub-Adviser's policy or procedure for handling them. Although the Sub-Adviser has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. The Sub-Adviser seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, the Sub-Adviser has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, we may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution. The Sub-Adviser will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, the Sub-Adviser has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by the Sub-Adviser's Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of the Sub-Adviser's full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by the Sub-Adviser, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person's contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of the Sub-Adviser's principals, affiliates or employees or their immediate family which are managed by the Sub-Adviser) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts' securities holdings may also pose certain conflicts. The Sub-Adviser has identified the following areas of concern: (1) Where the Sub-Adviser manages the assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more Accounts; (2) Where the Sub-Adviser manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where the Sub-Adviser had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. The Sub-Adviser's proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

The Sub-Adviser manages some Accounts under performance based fee arrangements. The Sub-Adviser recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, the Sub-Adviser generally requires portfolio decisions to be made on a product specific basis. The Sub-Adviser also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, the Sub-Adviser requires average pricing of all aggregated orders. Finally, the Sub-Adviser has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION OF PORTFOLIO MANAGERS. Portfolio managers and other investment professionals at the Sub-Adviser are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. The Sub-Adviser avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by the Sub-Adviser for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in the Sub-Adviser as of January 1, 2006 of each member of the investment team who makes investment decisions for the Classic Value Fund is as follows:

Richard S. Pzena    Greater than 25% but less than 50%
John P. Goetz       Greater than 5% but less than 10%
Antonio DeSpirito   Less than 5%

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A   -   $0
B   -   $1 - $10,000
C   -   $10,001 - $50,000
D   -   $50,001 - $100,000
E   -   $100,001 - $500,000
F   -   $500,001 - $1,000,000

G   -   More than $1 million

Ownership of Trust Shares. None of the Portfolio Managers of the Classic Value Trust own any shares of this portfolio.

                           RCM CAPITAL MANAGEMENT LLC

                          Emerging Small Company Trust
                           Science & Technology Trust

                               PORTFOLIO MANAGERS

Emerging Small Company Trust: Thomas Ross and Louise Laufersweiler Science & Technology Trust: Walter Price and Huachen Chen

                             OTHER ACCOUNTS MANAGED

The following summarizes information regarding each of the accounts, excluding portfolios of the John Hancock Funds II that were managed by RCM Capital Management LLC ("RCM") portfolio managers as of December 31, 2006, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance.

                                                                                     OTHER
                                                                                   REGISTERED        OTHER
                                                        OTHER                      INVESTMENT      REGISTERED
                       OTHER POOLED    OTHER POOLED   ACCOUNTS    OTHER ACCOUNTS       COS       INVESTMENT COS
PORTFOLIO MANAGER            #              $            #              $               #              $
-----------------      ------------   -------------   --------   ---------------   ----------   ---------------
Walter Price                 0        $  --              19      $252.1 Million         8       $1.93 Billion
Huachen Chen                 0        $  --              26      $238.1 Million         8       $1.93 Billion
Thomas Ross                  2        $10.5 Million      13      $528.86 Million        4       $287.10 Million
Louise Laufersweiler         2        $10.5 Million      19      $1.05 Billion          1       $134.64 Million

DESCRIPTION OF POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

Pallas Investment Partners, L.P. ("Pallas") and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the John Hancock Science & Technology Trust.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

COMPENSATION

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program. RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

Securities Ownership

Emerging Small Company Trust
Thomas Ross-None
Louise Laufersweiler-None
Science & Technology Trust
Huachen Chen-None
Walter Price-None

                          RIVERSOURCE INVESTMENTS, LLC

                           Mid Cap Value Equity Trust

The following information is as of December 31, 2006

                              OTHER ACCOUNTS MANAGED (excluding the fund)
                           --------------------------------------------------     OWNERSHIP
                              NUMBER                                             OF SHARES OF    POTENTIAL
                             AND TYPE       APPROXIMATE        PERFORMANCE      MID CAP VALUE    CONFLICTS    STRUCTURE OF
FUND   PORTFOLIO MANAGER   OF ACCOUNT*   TOTAL NET ASSETS   BASED ACCOUNTS(A)    EQUITY TRUST   OF INTEREST   COMPENSATION
----   -----------------   -----------   ----------------   -----------------   -------------   -----------   ------------
       Warren Spitz        8 RICs,            $16.5B                                None
       Steve Schroll       1 PIV              $0.10B        6 RICs                  None            (1)            (2)
       Laton Spahr                                          ($16.3 B)               None
       Paul Stocking(b)    3 Others           $0.37B                                None

* RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)  Mr. Stocking began managing the fund August. 1, 2006.

     Potential Conflicts of Interest

(1) RiverSource Investments' portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

     RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

     Structure of Compensation

(2)  Portfolio manager compensation is typically comprised of (i) a base salary,
     (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts.

     Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

                     SSGA FUNDS MANAGEMENT, INC. ("SSGA FM")
                       International Equity Index Trust A
                       International Equity Index Trust B

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of December 31, 2006):

None

OTHER MANAGED ACCOUNTS (As of December 31, 2006)

SSgA FM manages the Funds' assets using a team of investment professionals. The two Portfolio Managers primarily responsible for the management of the Fund are Jeffrey Beach and Tom Coleman.

Other Accounts Managed

The following table lists the number and types of other accounts managed by the SSgA FM Equity Index team and assets under management in those accounts as of December 31, 2006:

                    REGISTERED INV.
PORTFOLIO MANAGER       COMPANY                POOLED ACCOUNTS             OTHER ACCOUNTS
-----------------   ---------------            ---------------             --------------
Team managed *      AUM (Billions)    $30.68   AUM (Billions)    $289.07   AUM (Billions)   $95.04
                    # Accounts            43   # Accounts            384   # Accounts          106

* Please note that our passive assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. There are no account assets based upon performance.

Compensation

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security. A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Ownership of Trust Shares

Neither Jeffrey Beach nor Tom Coleman own any shares of the International Equity Index Trust A or the International Equity Index Trust B.

                        SUSTAINABLE GROWTH ADVISERS, L.P.
                        U.S. Global Leaders Growth Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

none

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

Gordon Marchand, George Fraise and Robert Rohn served as portfolio managers for
(i) 6 registered investment companies with approximately $3.2 billion in total net assets, (ii) 5 wrap programs with approximately $44 million in total net assets, and 9 other accounts with approximately $259 million in total net assets. None of these accounts have performance based advisory fees.

POTENTIAL CONFLICTS OF INTEREST

Each of the accounts managed by Messrs. Marchand, Fraise and Rohn have only one investment strategy - U.S. large cap growth equity.

While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows. Sustainable Growth Advisers has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

DESCRIPTION OF COMPENSATION STRUCTURE

Sustainable Growth Advisers, LP is wholly by its associates. All equity participants including the firm's three Principals/Portfolio managers are compensated based on the net profits of the firm.

                        TEMPLETON GLOBAL ADVISORS LIMITED
                                  Global Trust

Portfolio Managers. The Portfolio Managers of the portfolios are: Jeffrey A. Everett, CFA, Murdo Murchison, CFA and Lisa Myers, JD, CFA.

                                                                     TOTAL ASSETS
                                                                      MANAGED IN
                                                                        ACCOUNT
                                                                       (US MIL)
NAME OF PORTFOLIO MANAGER          TYPE OF ACCOUNT          NUMBER     12/31/06
-------------------------   -----------------------------   ------   ------------
JEFFREY A. EVERETT          Registered Investment Company      8        $65,825
                            Other Pooled Investments          11        $17,620
                            Other Accounts                    10        $ 2,107

MURDO MURCHINSON, CFA       Registered Investment Company      9        $69,012
                            Other Pooled Investments           5        $14,783
                            Other Accounts                    10        $ 2,258

LISA MYERS, JD, CFA         Registered Investment Company      8        $50,858
                            Other Pooled Investments          10        $13,251
                            Other Accounts                    12        $ 2,164

None of these accounts pay a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Global Advisors Limited seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located anywhere in the world. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, fund holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

                       TEMPLETON INVESTMENT COUNSEL, INC.
                            International Value Trust
                          International Small Cap Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are: Tucker Scott, Cindy Sweeting, Peter Nori and Neil Devlin

                                                                     TOTAL ASSETS
                                                                      MANAGED IN
                                                                        ACCOUNT
                                                                       (US MIL)
NAME OF PORTFOLIO MANAGER          TYPE OF ACCOUNT          NUMBER     12/31/06
-------------------------   -----------------------------   ------   ------------
TUCKER SCOTT, CFA           Registered Investment Company     12        $10,146
                            Other Pooled Investments           3        $ 1,549
                            Other Accounts                    22        $ 3,858

CINDY SWEETING, CFA         Registered Investment Company      9        $11,475
                            Other Pooled Investments           1        $   151
                            Other Accounts                    25        $ 5,896

PETER NORI, CFA             Registered Investment Company     11        $14,348
                            Other Pooled Investments           3        $ 1,401
                            Other Accounts                    29        $14,832

NEIL DEVLIN                 Registered Investment Company      3        $ 5,166
                            Other Pooled Investments          10        $12,388
                            Other Accounts                     2        $   433

None of these accounts pay a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Investment Counsel LLC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, fund holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

                         T. ROWE PRICE ASSOCIATES, INC.

                             Blue Chip Growth Trust
                               Equity-Income Trust
                       Health Sciences Trust (not active)
                            Real Estate Equity Trust
                     Science & Technology Trust (not active)
                            Small Company Value Trust
                              Spectrum Income Trust
                                 Mid Value Trust

As of December 31, 2006, the portfolio managers managed the following accounts.

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
PRESTON G. ATHEY, CFA, CIC
Small Company Value Trust
-    registered investment companies: ...       6          $7,534.9
-    other pooled investment vehicles: ..       2          $    3.9
-    other accounts: ....................       9          $  759.1


                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
KRIS H. JENNER M.D., D. PHIL
Health Sciences Trust
-    registered investment companies: ...       3          $1,919.4
-    other pooled investment vehicles: ..       3          $  302.9
-    other accounts: ....................       1          $   26.4


                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
LARRY J. PUGLIA, CFA, CPA
Blue Chip Growth Trust
-    registered investment companies: ...        8        $12,396.2
-    other pooled investment vehicles: ..        3        $   577.6
-    other accounts: ....................       12        $ 7,164.9

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
BRIAN C. ROGERS, CFA, CIC
Equity-Income Trust
Spectrum Income Trust
-    registered investment companies: ...       14        $31,632.3
-    other pooled investment vehicles: ..        2        $   489.4
-    other accounts: ....................       16        $ 1,621.1

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)

MICHAEL F. SOLA, CFA
Science & Technology Trust
-    registered investment companies: ...       3          $4,124.2
-    other pooled investment vehicles: ..       0                 0
-    other accounts: ....................       0                 0

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
DAVID M. LEE, CFA
Real Estate Equity Trust
-    registered investment companies: ...       1          $2,677.4
-    other pooled investment vehicles: ..       0                 0
-    other accounts: ....................       0                 0

                                            NUMBER OF       TOTAL
                                             Accounts      Assets**
                                            ---------   -------------
                                                        (in millions)
EDMUND M. NOTZON, III
Spectrum Income Trust
-    registered investment companies: ...       33        $31,582.6
-    other pooled investment vehicles: ..       58        $ 4,549.6
-    other accounts: ....................       21        $ 2,046.6

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
DANIEL O. SHACKELFORD
Spectrum Income Trust
-    registered investment companies: ...       9          $5,773.2
-    other pooled investment vehicles: ..       0                 0
-    other accounts: ....................       6          $  911.6

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
MARK J. VASELKIV
Spectrum Income Trust
-    registered investment companies: ...        8         $5,901.8
-    other pooled investment vehicles: ..        7         $2,688.6
-    other accounts: ....................       13         $1,748.3

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
IAN KELSON
Spectrum Income Trust
-    registered investment companies: ...       3          $2,527.8
-    other pooled investment vehicles: ..       9          $  362.9
-    other accounts: ....................       1          $   46.9

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
CONNIE BAVELY
Spectrum Income Trust
-    registered investment companies: ...       5          $1,462.1
-    other pooled investment vehicles: ..       0                 0
-    other accounts: ....................       3          $  874.5

                                            NUMBER OF       TOTAL
                                             Accounts      Assets*
                                            ---------   -------------
                                                        (in millions)
DAVID J. WALLACK
Mid Value Trust
-    registered investment companies: ...       2          $7,535.3
-    other pooled investment vehicles: ..       0                 0
-    other accounts: ....................       2          $  214.3

* Total assets are based on T. Rowe Price internal records as of December 31, 2006.

** Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

Please be advised that the portfolio managers named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Funds' investments and the investments of the other account(s) included this response.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation", T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio Manager Compensation.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio managers.

Ownership of Shares of Trust Portfolios Managed. None of the portfolio managers beneficially own any shares of the Trust portfolios managed by the portfolio manager.

                           UBS GLOBAL ASSET MANAGEMENT

                             Global Allocation Trust
                          Strategic Opportunities Trust
                                 Large Cap Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

                                             REGISTERED          OTHER POOLED
                                             INVESTMENT           INVESTMENT
                                              COMPANIES            VEHICLES          OTHER ACCOUNTS
                                         ------------------   ------------------   ------------------
                                                    ASSETS               ASSETS               ASSETS
                                                   MANAGED              MANAGED              MANAGED
                                                     (IN                  (IN                  (IN
PORTFOLIO MANAGER (FUNDS MANAGED)        NUMBER   MILLIONS)   NUMBER   MILLIONS)   NUMBER   MILLIONS)
---------------------------------        ------   ---------   ------   ---------   ------   ---------
JOHN C. LEONARD (Large Cap Trust)          16     $3,914(1)     66     $18,183(2)    14     $1,866(3)
THOMAS M. COLE (Large Cap Trust)           16     $3,914(1)     66     $18,183(2)    17     $1,866(3)
THOMAS DIGENAN (Large Cap Trust)           16     $3,914(1)     66     $18,183(2)    19     $1,866(3)
SCOTT HAZEN (Large Cap Trust)              16     $3,914(1)     66     $18,183(2)    10     $1,866(3)
BRIAN SINGER (Global Allocation Trust)      7     $9,442(4)     10     $10,231(5)    27     $3,140

(1) One account with a total of approximately $183 million billion has an advisory fee based upon the performance of the account

(2) Three accounts with a total of approximately with $2.217 billion has an advisory fee based upon the performance of the account.

(3) One account with a total of approximately with $273.2 million has an advisory fee based upon the performance of the account.

(4) This number includes assets managed for Funds that are invested in other affiliated registered investment companies.

(5) One account with a total of approximately $183 million has an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

DESCRIPTION OF COMPENSATION STRUCTURE

As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

     1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

     2. Annual bonus, tied to individual contributions and investment performance.

     3.   Analyst incentives, tied to performance of model portfolios.

     4. UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

UBS AG equity. Many of our senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

                               UST ADVISERS, INC.
                           Value & Restructuring Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (DECEMBER 31, 2006 DATE)

                         REGISTERED                                                                         TOTAL
                         INVESTMENT      ASSETS         POOLED       ASSETS                   ASSETS        ASSETS
                           COMPANY       MANAGED     INVESTMENT     MANAGED       OTHER      MANAGED       MANAGED
FUND MANAGER              ACCOUNTS    ($MILLIONS)*    VEHICLES    ($MILLIONS)   ACCOUNTS   ($MILLIONS)   ($MILLIONS)
------------             ----------   ------------   ----------   -----------   --------   -----------   -----------
David J. Williams, CFA        2         $7,302.0          0           $0.0         246       $1,146.0      8,448.0
Timothy Evnin                 3         $7,535.0          0           $0.0         255       $  781.5      8,316.4
John McDermott, CFA           3         $7,535.0          0           $0.0         136       $  310.4      7,845.3

UST Advisers, Inc. is a wholly-owned subsidiary of United States Trust Company, National Association ("U.S. Trust"). The Portfolio Managers are dual employees of UST Advisers and of its parent, U.S. Trust (Collectively known as the "Adviser").

DESCRIPTION OF COMPENSATION STRUCTURE

Each Portfolio Manager receives compensation from the Adviser in connection with his management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the U.S. Trust's senior management for asset management and human resources (for ease of reference, the "Compensation Committee") based upon a number of factors, including the Portfolio Manager's experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component ("Discretionary Bonus") determined as a percentage of the Portfolio Manager's base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser's profitability, the size of the eligible bonus pool and the Portfolio Manager's experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of the Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus ("Performance Bonus"). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the "Bonus Accounts") as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager             Bonus Account(s)                         Index Benchmark(s)
-----------------             ----------------                         ------------------
David J. Williams   Excelsior Value & Restructuring Fund   Lipper Multi-Cap Core Equity Funds Average
Timothy Evnin       Excelsior Mid Cap Value Fund           Lipper Mid-Cap Core Equity Funds Average
John McDermott      Excelsior Mid Cap Value Fund           Lipper Mid-Cap Core Equity Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a "target bonus factor", which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager's responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager's total assets under management. The schedule's asset ranges and multiples are determined at the discretion of the Compensation Committee.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Mr. Williams, Evnin and McDermott, the Fund does not serve as the Bonus Account for determining the amount of their Performance Bonus. As a result, since the Performance Bonus is directly tied to the performance of the Bonus Accounts, they may have an incentive to favor their Bonus Account to the disadvantage of their other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser's profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Adviser than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution.

                       WELLINGTON MANAGEMENT COMPANY, LLP

                          Investment Quality Bond Trust
                           Mid Cap Intersection Trust
                               Mid Cap Stock Trust
                             Natural Resources Trust
                             Small Cap Growth Trust
                              Small Cap Value Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of December 31, 2006):

None

OTHER MANAGED ACCOUNTS (As of December 31, 2006)

The following tables show information regarding other accounts managed by the portfolio manager:

Christopher A. Jones, portfolio manager for the Investment Quality Bond Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     0              $0              3            $116.5            4            $298.6
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0              $0              0            $    0            2            $200.1

*    Assets are rounded to the nearest one hundred thousand dollars.

Christopher L. Gootkind, portfolio manager for the Investment Quality Bond
Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts
Accounts where advisory
   fee is based on account       8           $20,197.5          0              $0              0              $0
   performance (Subset of
   above)                        2           $15,795.7          0              $0              0              $0

*    Assets are rounded to the nearest one hundred thousand dollars.

Thomas L. Pappas, portfolio manager for the Investment Quality Bond Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     2           $23,157.9          3            $920.2            21          $10,976.3
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $       0          0            $    0             0          $       0

*    Assets are rounded to the nearest one hundred thousand dollars.

Mario E. Abularach, portfolio manager for the Mid Cap Stock Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     9           $5,141.5           2              $97             7            $832.4
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $      0           0              $ 0             1            $149.3

*    Assets are rounded to the nearest one hundred thousand dollars.

Michael T. Carmen, portfolio manager for the Mid Cap Stock Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     5           $3,244.7           9            $664.1            5            $325.5
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $      0           4            $342.6            0            $    0

*    Assets are rounded to the nearest one hundred thousand dollars.

Karl E. Bandtel, portfolio manager for the Natural Resources Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     4           $10,659.5          21          $10,258.9          7            $665.1
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $       0          10          $ 5,985.6          0            $    0

*    Assets are rounded to the nearest one hundred thousand dollars.

James A. Bevilacqua, portfolio manager for the Natural Resources Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     4           $10,659.5          21          $10,258.9          7            $665.1
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $       0          10          $ 5,985.6          0            $    0

*    Assets are rounded to the nearest one hundred thousand dollars.

Mario E. Abularach, portfolio manager for the Small Cap Growth Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of       Assets         Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     9           $5,862.2           2              $97             7            $832.4
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $      0           0              $ 0             1            $149.3

*    Assets are rounded to the nearest one hundred thousand dollars.

Steven C. Angeli, portfolio manager for the Small Cap Growth Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     5           $1,770.7           12           $835.1            27          $1,373.2
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $      0            4           $335.3             1          $  149.3

*    Assets are rounded to the nearest one hundred thousand dollars.

Stephen Mortimer, portfolio manager for the Small Cap Growth Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     6            $3,356            1              $95             5            $691.9
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0            $    0            0              $ 0             1            $149.3

*    Assets are rounded to the nearest one hundred thousand dollars.

Timothy J. McCormack, portfolio manager for the Small Cap Value Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     6            $511.9            3            $230.1            15          $1,054.8
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0            $    0            0            $    0             1          $   69.4

*    Assets are rounded to the nearest one hundred thousand dollars.

Stephen T. O'Brien, portfolio manager for the Small Cap Value Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     6            $511.9            3            $230.1            15          $1,054.8
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0            $    0            0            $    0             1          $   69.4

*    Assets are rounded to the nearest one hundred thousand dollars.

Shaun F. Pedersen, portfolio manager for the Small Cap Value Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     6            $511.9            3            $230.1            15          $1,054.8
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0            $    0            0            $    0             1          $   69.4

*    Assets are rounded to the nearest one hundred thousand dollars.

Doris T. Dwyer, portfolio manager for the Mid Cap Intersection Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     7           $1,887.5           7            $402.2            12          $2,624.9
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $      0           0            $    0             2          $  306.1

*    Assets are rounded to the nearest one hundred thousand dollars.

David J. Elliott, portfolio manager for the Mid Cap Intersection Trust.

                                   OTHER REGISTERED            OTHER POOLED INVESTMENT
                                 INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
                             ----------------------------   ----------------------------   ----------------------------
                             Number of        Assets        Number of        Assets        Number of        Assets
                              Accounts   (in $ millions)*    Accounts   (in $ millions)*    Accounts   (in $ millions)*
                             ---------   ----------------   ---------   ----------------   ---------   ----------------
All Accounts                     4           $1,517.8           7            $402.2            12          $2,624.9
Accounts where advisory
   fee is based on account
   performance (Subset of
   above)                        0           $      0           0            $    0             2          $  306.1

*    Assets are rounded to the nearest one hundred thousand dollars.

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Angeli, Bandtel, Bevilacqua and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

DESCRIPTION OF COMPENSATION STRUCTURE

Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other fund managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the relevant Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Fixed income Investment Professionals' incentives on the relevant Fund are based solely on the revenues earned by Wellington Management, and are not directly linked to the performance of the account. Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli, Bandtel, Bevilacqua, Carmen, O'Brien, and Pappas are partners of Wellington Management.

                                BENCHMARK INDEX AND/OR PEER GROUP FOR INCENTIVE
TRUST                                                PERIOD
-----                           ------------------------------------------------
Mid Cap Intersection Trust      S&P Mid Cap 400 Index

Mid Cap Stock Trust             Russell Mid Cap Growth Index/ Lipper Mid Cap
                                Growth Average

Natural Resources Trust         MSCI S&P World Energy Index (60%)/MSCI S&P World
                                Metals & Mining Index (30%)/MSCI S&P World
                                Paper, Forest Products Index (10%)

Small Cap Growth Trust          Russell 2000 Growth Index

Small Cap Value Trust           Russell 2000 Value Index

Investment Quality Bond Trust   Not Applicable

                     WELLS CAPITAL MANAGEMENT, INCORPORATED
                                ("WELLS CAPITAL")

                                 Core Bond Trust
                           U.S. High Yield Bond Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (As of December 31, 2006)

CORE BOND TRUST

William Stevens served as portfolio manager for (i) 9 registered investment companies with approximately $5.9 billion in total net assets, (ii) 3 other pooled investment vehicles with approximately $1.2 billion in total net assets, and approximately 46 other accounts with approximately $8.5 billion in total net assets.

The Montgomery Core Fixed Income team has 2 accounts with advisory fees that are based on account performance. The total AUM of those accounts is $1.7 billion.

U.S. HIGH YIELD BOND TRUST

Phil Susser served as portfolio managers for (i) 3 registered investment companies with approximately $797.5 million in total net assets, (ii) 5 other pooled investment vehicles* with approximately $1,183.1 million in total net assets, and approximately 27 other accounts with approximately $1.4 billion in total net assets.

Niklas Nordenfelt served as portfolio managers for (i) 3 registered investment companies with approximately $797.5 million in total net assets, (ii) 5 other pooled investment vehicles* with approximately $1,183.1 million in total net assets, and approximately 16 other accounts with approximately $1.4 billion in total net assets.

*    Includes 2 CLOs and two CBO accounts.

The Sutter High Yield team has 2 accounts with advisory fees that are based on account performance. The total AUM of those accounts is $88 million. In addition, the structured products managed by the team (CBO's and CLO's) have imbedded incentive fees (small component).

POTENTIAL CONFLICTS OF INTEREST

As an investment adviser, Wells Capital has fiduciary responsibilities to act in the best interests of its clients. Such duties include: reasonable and independent basis for its investment advice, seeking best price execution for clients' securities transactions, ensuring that the investment advice is suitable to the client's objectives, and refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

All of the accounts managed by the portfolio managers of the U.S. High Yield Bond Trust seek to maximize total return with a high level of current income in below investment-grade bonds. The process is bottom-up with a focus on credit analysis of individual securities rated primarily below BBB. The objective is to outperform the Merrill Lynch U.S. High Yield Master II Index. All client accounts are managed similarly in the Sutter High Yield strategy. Fund holdings and performance results between small and large account sizes are very similar but will differ slightly. Return and fund holding dispersion may occur due to slight security allocation imperfections, the "ramping-up" of new clients, and other account- specific considerations. No dispersion exists from individual portfolio manager decisions as all funds are executed on a team approach and are executed across all accounts based on suitability.

All of the accounts managed by the portfolio managers of the Core Bond Trust utilize a bottom up security selection process to identify investment opportunities from a universe of high-grade liquid bonds. The manager employs a broad array of fixed income securities, including U.S. Government, corporate, mortgage-backed and asset-backed securities and CMOs in the investment process. To minimize dispersion among accounts, and to the extent possible, securities or types of securities purchased or sold are allocated across all the accounts by their respective asset sizes. Nonetheless, changing or significantly different fund sizes can produce some dispersion.

Wells Capital has adopted fixed income compliance procedures and policies to manage potential conflicts of interest such as allocation of investment opportunities. No advisory account will be favored over any other advisory account. Investment opportunities within a strategy generally are allocated pro-rata, either based on an individual security or groupings of similar securities, subject to investment guidelines and overall risk targets. Allocations of individual securities and security types between investment strategies generally are based on meeting targeted risk objectives. Trades frequently are made to rebalance funds that have experienced cash flows and are not allocated pro-rata.

DESCRIPTION OF COMPENSATION STRUCTURE

Wells Capital Management has a comprehensive and competitive compensation program. Wells Capital Management surveys our industry annually to reassess the standing of critical components including salary points, cash bonus incentives, and long term compensation. Wells Capital Management custom tailors personal scorecards to measure positive contributions to relative investment results. Well Capital Management presets ranges so incentive opportunities are known and measured continually. Wells Capital Management may additionally utilize "revenue share" programs to reward outstanding performance and to retain outstanding people.

Compensation for portfolio managers is focused on annual and historical investment performance as compared to the fund's objectives, contribution to client retention and business relationships, and asset growth. Research analysts are also evaluated based on the performance of the sectors that they cover in the fund and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' funds as measured by the performance metrics described here.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients' and provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program that helps to retain and attract the caliber of investment talent that we believe characterizes Wells Capital Management's investment teams.

                        WESTERN ASSET MANAGEMENT COMPANY
                                ("Western Asset")

                                High Yield Trust
                              Strategic Bond Trust
                        U.S. Government Securities Trust

PORTFOLIO MANAGERS

                                HIGH YIELD TRUST

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds manages the portfolio.

                              STRATEGIC BOND TRUST

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda, manages the portfolio.

                        U.S. GOVERNMENT SECURITIES TRUST

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Ron Mass and Fredrick Marki manages the portfolio.

OTHER ACCOUNTS

As of December 31, 2006, in addition to the High Yield, Strategic Bond and U.S. Government Securities Trusts, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

MICHAEL C. BUCHANAN

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                  16        6,252,663,208.61              0                    0
Other pooled investment
   vehicles                    6        3,341,578,377.53              0                    0
Other accounts                11          779,577,077.72              0                    0

MATTHEW C. DUDA

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                   7        1,299,553,017.48              0                          0
Other pooled investment
   vehicles                    7        1,700,872,417.28              0                          0
Other accounts                 1           13,579,212.13              1              13,579,212.13

IAN R. EDMONDS

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                   0                      0               0                    0
Other pooled investment
   vehicles                    1          74,648,279.00               0                    0
Other accounts                 2         235,017,472.02               0                    0

KEITH J. GARDNER

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                   7        1,299,553,017.48              0                          0
Other pooled investment
   vehicles                    7        1,700,872,417.28              0                          0
Other accounts                 1           13,579,212.13              1              13,579,212.13

S. KENNETH LEECH

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                 132        98,995,155,284.71             0                            0
Other pooled investment
   vehicles                  119       125,569,214,102.84             0                            0
Other accounts               943       274,000,744,331.03            96            31,138,791,430.44

MARK LINDBLOOM

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                   7        2,794,705,344.64              0                            0
Other pooled investment
   vehicles                    4          353,548,697.45              0                            0
Other accounts                23        4,689,457,295.60              2             1,020,908,948.40

FREDERICK MARKI

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                   0                       0              0                            0
Other pooled investment
   vehicles                    0                       0              0                            0
Other accounts                11        2,857,256,294.18              5             1,520,495,095.98

RONALD D. MASS

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                   1          175,056,678.42              0                           0
Other pooled investment
   vehicles                    0                       0              0                           0
Other accounts                10        4,943,830,050.45              3            1,017,804,623.90

TIMOTHY J. SETTEL

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                           Accounts                            Advisory Fee is            is
     Type of Account       Managed    Total Assets Managed    Performance-Based    Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                  16        6,252,663,208.61              0                    0
Other pooled investment
   vehicles                    6        3,341,578,377.53              0                    0
Other accounts                11          779,577,077.72              0                    0

STEPHEN A. WALSH

                                                             Number of Accounts   Assets Managed for
                          Number of                           Managed for which   which Advisory Fee
                          Accounts                            Advisory Fee is             is
     Type of Account       Managed    Total Assets Managed   Performance-Based     Performance-Based
     ---------------      ---------   --------------------   ------------------   ------------------
Registered Investment
   Companies                 132        98,995,155,284.71             0                            0
Other pooled investment
   vehicles                  119       125,569,214,102.84             0                            0
Other accounts               943       274,000,744,331.03            96            31,138,791,430.44

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection.

Portfolio managers may be privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Assets has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis. A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

COMPENSATION OF PORTFOLIO MANAGERS

With respect to the compensation of the portfolio managers, the Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadvisr, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

PORTFOLIO MANAGER OWNERSHIP OF PORTFOLIO SECURITIES

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2006:

Portfolio Manager     Dollar Range of Portfolio Securities Beneficially Owned
-----------------     -------------------------------------------------------
Michael C. Buchanan                             None
Matthew C. Duda                                 None
Ian R. Edmonds                                  None
Keith J. Gardner                                None
S. Kenneth Leech                                None
Mark Lindbloom                                  None
Frederick Marki                                 None
Ronald D. Mass                                  None
Timothy J. Settel                               None
Stephen A. Walsh                                None

APPENDIX IV

                                                      Adopted September 25, 2003

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

I.   DELEGATION OF PROXY VOTING TO SUBADVISERS

          DELEGATION
          PROXY VOTING POLICIES AND PROCEDURES
          C. UNDERLYING FUNDS

II.  MATERIAL CONFLICTS OF INTEREST

PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING

     POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

III. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

          DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

          FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.  ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

     I.   DELEGATION OF PROXY VOTING TO SUBADVISERS

          A.   Delegation

               The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

          B.   Proxy Voting Procedures

               Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

          C.   Underlying Funds

               With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

     II.  MATERIAL CONFLICTS OF INTEREST

          If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

          If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

     III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

          DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

               The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

          DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

               The Trust shall disclose in its annual and semi-annual shareholder reports that:

               (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

               1.   on the SEC's website, and

               2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     II.  FILING OF PROXY VOTING RECORD ON FORM N-PX

          The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.


     IV.  ANNUAL APPROVAL OF PROXY VOTING PROCEDURES


          The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

     AIM CAPITAL MANAGEMENT INC.

     PROXY POLICIES AND PROCEDURES
     (AS AMENDED OCTOBER 1, 2005)

     A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

     There are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     - Attend less than 75 percent of the board and committee meetings without a valid excuse;

     - It is not clear that the director will be able to fulfill his function;

     -    Implement or renew a dead-hand or modified dead-hand poison pill;

     - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Portfolio manager's assessment;

     -    Qualifications of director nominees (both slates);

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     -    Background to the proxy contest.

     II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     - It is not clear that the auditors will be able to fulfill their function;

     - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

     Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     - We will generally abstain from shareholder social and environmental proposals.

     - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

     - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     - We will generally vote for proposals to lower barriers to shareholder action.

     - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

     - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients. AIM's proxy policies, and the procedures noted below, may be amended from time to time.

     B.   PROXY COMMITTEE PROCEDURES

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
     Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

     C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

     D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

     E.   CONFLICTS OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

     F.   FUND OF FUNDS

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

     G.   CONFLICT IN THESE POLICIES

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

     AMERICAN CENTURY INVESTMENTS
     PROXY VOTING POLICIES

     American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the "Adviser") are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.

     GENERAL PRINCIPLES

     In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

     SPECIFIC PROXY MATTERS

     A.   ROUTINE MATTERS

     1. ELECTION OF DIRECTORS

     a. GENERALLY. THE ADVISER will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

     b. COMMITTEE SERVICE. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     c. CLASSIFICATION OF BOARDS. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

     d. MAJORITY INDEPENDENT BOARD. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

     e. WITHHOLDING CAMPAIGNS. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

     2. RATIFICATION OF SELECTION OF AUDITORS

     The Adviser will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

     B. EQUITY-BASED COMPENSATION PLANS

     The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

     The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution. Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved. The Adviser will generally vote against the adoption of plans or plan amendments that:

     - provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

     - reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

     - establish restriction periods shorter than three years for restricted stock grants;

     -    do not reasonably associate awards to performance of the company; and

     -    are excessively dilutive to the company.

     C.   ANTI-TAKEOVER PROPOSALS

     In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

     1.   CUMULATIVE VOTING

     The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

     2.   STAGGERED BOARD

     If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.

     3.   "BLANK CHECK" PREFERRED STOCK

     Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

     4.   ELIMINATION OF PREEMPTIVE RIGHTS

     When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

     While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

     5.   NON-TARGETED SHARE REPURCHASE

     A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

     6.   INCREASE IN AUTHORIZED COMMON STOCK

     The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

     7.   "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

     A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

     8.   "FAIR PRICE" AMENDMENTS

     This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

     9.   LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

     The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

     10.  POISON PILLS OR SHAREHOLDER RIGHTS PLANS

     Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

     The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

     We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

     11.  GOLDEN PARACHUTES

     Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.

     12.  REINCORPORATION

     Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

     We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.

     13.  CONFIDENTIAL VOTING

     Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

     Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

     14.  OPTING IN OR OUT OF STATE TAKEOVER LAWS

     State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.

     C.   OTHER MATTERS

     1. SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

     The Adviser will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser's clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

     Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

     2.   ANTI-GREENMAIL PROPOSALS

     "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

     3.   INDEMNIFICATION

     The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

     4.   NON-STOCK INCENTIVE PLANS

     Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

     5.   DIRECTOR TENURE

     These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

     6.   DIRECTORS' STOCK OPTIONS PLANS

     The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

     7.   DIRECTOR SHARE OWNERSHIP

     The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

     MONITORING POTENTIAL CONFLICTS OF INTEREST

     Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Adviser's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser's clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

     ***************************************************************************

     The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

     Case-by-case determinations will be made by the Adviser's staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

     Original 6/1/1989
     Revised 12/05/1991
     Revised 2/15/1997
     Revised 8/1/1999
     Revised 7/1/2003
     Revised 12/13/2005

     Proxy Voting Policies and Procedures
     For BlackRock Advisors, LLC
     And Its Affiliated SEC Registered Investment Advisers
     September 30, 2006

     PROXY VOTING POLICIES AND PROCEDURES

     These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

     When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

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(1)  The Policy does not apply to BlackRock Asset Management U.K. Limited and
     BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
     2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

     I.Scope of Committee Responsibilities

     The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

     The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

     While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

     legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

     The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

     The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

     To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

     II. Special Circumstances

     ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

     SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

     As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     - The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     - if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

     III. Voting Guidelines

     The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A. BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     #    VOTE AND DESCRIPTION

     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

          - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

          -    voted to implement or renew a "dead-hand" poison pill

          - ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          - failed to act on takeover offers where the majority of the shareholders have tendered their shares

          - are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

          - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

          -    sit on more than six boards of public companies

     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

     A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

     A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

     A.5  AGAINST proposals supporting cumulative voting

     A.6  FOR proposals eliminating cumulative voting

     A.7  FOR proposals supporting confidential voting

     A.8  FOR proposals seeking election of supervisory board members

     A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST shareholder proposals for term limits for directors

     A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

     A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

     A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

     A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

     A.17 FOR proposals to elect account inspectors

     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

     A.19 FOR proposals permitting shareholder ability to nominate directors directly

     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

     A.21 FOR proposals permitting shareholder ability to remove directors directly

     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B. AUDITORS

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for

          - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

          - auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

          - on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

     B.2 FOR proposals seeking authorization to fix the remuneration of auditors

     B.3  FOR approving internal statutory auditors

     B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

     C. COMPENSATION AND BENEFITS

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1  IN ACCORDANCE WITH THE RECOMMENDATION OF ISS

          on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

     C.2  FOR proposals to eliminate retirement benefits for outside directors

     C.3 AGAINST proposals to establish retirement benefits for outside directors

     C.4 FOR proposals approving the remuneration of directors or of supervisory board members

     C.5  AGAINST proposals to reprice stock options

     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

     C.8  AGAINST proposals seeking to pay outside directors only in stock

     C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

     C.10 AGAINST proposals to ban all future stock or stock option grants to executives

     C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

     C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

     D. CAPITAL STRUCTURE

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

     D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

     D.3  FOR management proposals approving share repurchase programs

     D.4  FOR management proposals to split a company's stock

     D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

     E. CORPORATE CHARTER AND BY-LAWS

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill

     E.2  FOR proposals seeking to redeem a poison pill

     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR management proposals to change the company's name

     F. CORPORATE MEETINGS

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

     F.2 FOR proposals designating two shareholders to keep minutes of the meeting

     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

     F.4 FOR proposals approving the discharge of management and the supervisory board

     F.5  FOR proposals approving the allocation of income and the dividend

     F.6 FOR proposals seeking authorization to file required documents/other formalities

     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

     F.8  FOR proposals appointing inspectors of elections

     F.9  FOR proposals electing a chair of the meeting

     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G. INVESTMENT COMPANIES

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

     The Committee's general policy is to vote:

     G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

          - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

          - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          - are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

          - on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

     G.2  FOR the establishment of new series or classes of shares

     G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

     G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

     G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

     G.6  FOR classified boards of closed-end investment companies

     H. ENVIRONMENTAL AND SOCIAL ISSUES

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

     H.2 AGAINST proposals seeking to have companies provide non- required reports on:

          -    environmental liabilities;

          -    bank lending policies;

          -    corporate political contributions or activities;

          -    alcohol advertising and efforts to discourage drinking by minors;

          -    costs and risk of doing business in any individual country;

          -    involvement in nuclear defense systems

     H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

     H.4  AGAINST proposals seeking implementation of the CERES principles

     Notice to Clients

     BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. 11 Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

----------

     PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

     CONCERNING CLEARBRIDGE ADVISORS (1)(CLEARBRIDGE)

     Proxy Voting Policies and Procedures

     The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

     ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to

----------
(1) CLEARBRIDGE ADVISORS COMPRISES CLEARBRIDGE ADVISORS, LLC (FORMERLY CAM NORTH AMERICA, LLC), CLEARBRIDGE ASSET MANAGEMENT INC, SMITH BARNEY FUND MANAGEMENT LLC, AND OTHER AFFILIATED INVESTMENT ADVISORY FIRMS. ON DECEMBER 1, 2005, CITIGROUP INC. ("CITIGROUP") SOLD SUBSTANTIALLY ALL OF ITS WORLDWIDE ASSET MANAGEMENT BUSINESS, CITIGROUP ASSET MANAGEMENT, TO LEGG MASON, INC. ("LEGG MASON"). AS PART OF THIS TRANSACTION, CLEARBRIDGE ADVISORS, LLC, CLEARBRIDGE ASSET MANAGEMENT INC AND SMITH BARNEY FUND MANAGEMENT LLC BECAME WHOLLY-OWNED SUBSIDIARIES OF LEGG MASON. UNDER A LICENSING AGREEMENT BETWEEN CITIGROUP AND LEGG MASON, THE NAME OF SMITH BARNEY FUND MANAGEMENT LLC AND ITS AFFILIATED ADVISORY ENTITIES, AS WELL AS ALL LOGOS, TRADEMARKS, AND SERVICE MARKS RELATED TO CITIGROUP OR ANY OF ITS AFFILIATES ("CITI MARKS") ARE LICENSED FOR USE BY LEGG MASON. CITI MARKS INCLUDE, BUT ARE NOT LIMITED TO, "CITIGROUP ASSET MANAGEMENT," "SALOMON BROTHERS ASSET MANAGEMENT" AND "CAM". ALL CITI MARKS ARE OWNED BY CITIGROUP, AND ARE LICENSED FOR USE UNTIL NO LATER THAN ONE YEAR AFTER THE DATE OF THE LICENSING AGREEMENT. LEGG MASON AND ITS SUBSIDIARIES, INCLUDING CAM NORTH AMERICA, LLC, CLEARBRIDGE ASSET MANAGEMENT INC, AND SMITH BARNEY FUND MANAGEMENT LLC ARE NOT AFFILIATED WITH CITIGROUP.

     the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

     In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

     ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

     DAVIS SELECTED ADVISERS, LP
     ("DAVIS ADVISORS")
     PROXY VOTING POLICIES AND PROCEDURES

     AMENDED AS OF JUNE 2, 2006

     TABLE OF CONTENTS

I.      Introduction

II.     Guiding Principles

III.    Fiduciary Duties of Care and Loyalty

IV.     Detailed Proxy Voting Policies

V.      Ensuring Proxies are Voted

VI.     Identifying and Resolving Potential Conflicts of Interest

VII.    Proxy Oversight Group

VIII.   Shareholder Activism

IX.     Obtaining Copies of Davis Advisors' Proxy Voting Policies and
        Procedures and/or How Proxies Were Voted

X.      Summary of Proxy Voting Policies and Procedures

XI.     Records

XII.    Amendments

     Exhibit A, "Detailed Proxy Voting Policies"

     I. INTRODUCTION

     Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

     Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

     Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

     II. GUIDING PRINCIPLES

     Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

     Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and
     (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

     Other factors which we consider may include:

     (a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

     (b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

     (c) Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

     (d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

     Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, "Detailed Proxy Voting Policies" provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

     III. FIDUCIARY DUTIES OF CARE AND LOYALTY

     Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

     When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of "care" and "loyalty":

     (1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

     (2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to Davis Advisors' own interests.

     IV. DETAILED PROXY VOTING POLICIES

     SECTION II, "GUIDING PRINCIPLES" DESCRIBE DAVIS ADVISORS' PRE-DETERMINED PROXY VOTING POLICIES. EXHIBIT A, DETAILED PROXY VOTING POLICIES PROVIDES GREATER INSIGHT INTO SPECIFIC FACTORS WHICH DAVIS ADVISORS MAY SOMETIMES CONSIDER.

     V. ENSURING PROXIES ARE VOTED

     The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

     Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of Davis Advisors' responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors' contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

     Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

     Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

     Practical Limitations Relating To Proxy Voting While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

     Errors by Proxy Administrators. Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis' Advisors' control to prevent or correct.

     RECORD OF VOTING

     The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

     VI. Identifying and Resolving Potential Conflicts of Interest

     Potential Conflicts of Interest

     A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients, Davis Advisors will consider:

     (1) Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

     (2) Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

     IDENTIFYING POTENTIAL CONFLICTS OF INTEREST

     The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

     Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors' clients control more than 2 1/2% of the voting company's eligible vote; and (ii) more than 2 1/2% of Davis Advisors' assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

     RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;

     (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3) Davis Advisors may obtain guidance from an independent third party;

     (4) The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

     VII. PROXY OVERSIGHT GROUP

     Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures; and

     (2) Resolves conflicts of interest identified by the Compliance Department.

     COMPOSITION OF THE PROXY OVERSIGHT GROUP

     The following are the members of the Proxy Oversight Group. Davis
     Advisors':

     (1) A Proxy Analyst as designated by the Chief Investment Officer from time to time;

     (2) Davis Advisors' Chief Compliance Officer; and

     (3) Davis Advisors' Chief Legal Officer.

     Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding.


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

     Action may be taken without a meeting by memorandum signed by two or more members.

     VIII. SHAREHOLDER ACTIVISM

     Davis Advisors' fiduciary duties to its clients do not necessarily require Davis Advisors to become a "shareholder activist." As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

     Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors' clients.

     IX. OBTAINING COPIES OF DAVIS ADVISORS' PROXY VOTING POLICIES AND PROCEDURES AND/OR HOW PROXIES WERE VOTED

     Davis Advisors' clients may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:

     Davis Selected Advisers, L.P.
     Attn: Chief Compliance Officer
     2949 East Elvira Road, Suite 101
     Tucson, Arizona, 85706

     Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds' website
     (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC's website at http://www.sec.gov.

     No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

     X. SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

     Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors' Form ADV Part II, which is delivered to all new clients.

     XI. RECORDS

     Davis Advisors' Chief Compliance Officer shall retain for the legally required periods the following records:


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

     (a) Copies of Davis Advisors' Proxy Voting Policies and Procedures and each amendment thereof;

     (b) Proxy statements received regarding client securities;

     (c) Records of votes Davis Advisors cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and Davis Advisors' response; and

     (e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

     XII. AMENDMENTS

     Davis Advisors' Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

     EXHIBIT A
     DAVIS SELECTED ADVISERS, L.P.
     DETAILED PROXY VOTING POLICIES

     AS AMENDED: JUNE 2, 2006

     THE GUIDING PRINCIPLES CONTROL DAVIS ADVISORS' PROXY VOTING. Davis Advisors attempts to votes proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.

     Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

     I. The Board of Directors

     II. Executive Compensation

     III. Tender Offer Defenses

     IV. Proxy Contests

     V. Proxy Contest Defenses

     VI. Auditors

     VII. Miscellaneous Governance Provisions

     VIII. State of Incorporation

     IX. Mergers and Corporate Restructuring

     X. Social and Environmental Issues

     XI. Capital Structure

     I. THE BOARD OF DIRECTORS

     A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     (1) We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. In assessing a director's performance in selecting and evaluating management, the primary consideration is the company's long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles may


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

     include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

     (2) In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     (3) Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

     (4) In voting on director nominees, we may also consider the following factors in order of importance:

     (i) long-term corporate performance:;

     (ii) nominee's business background and experience;

     (iii) nominee's investment in the company:

     (iv) nominee's ethical track record:

     (v) whether a poor record of long term performance resulted from poor management or from factors outside of managements control:

     (vi) corporate governance provisions and takeover activity (discussed in Sections III and IV):

     (vii) interlocking directorships: and

     (viii) other relevant information

     B. MAJORITY VOTING.

     We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.

     We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.

     C. CUMULATIVE VOTING.

     We may either support or vote against cumulative voting depending on the specific facts and circumstances.


     D. CLASSIFICATION/DECLASSIFICATION OF THE BOARD


     We generally vote AGAINST proposals to classify the board.


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

     We generally vote FOR proposals to repeal classified boards and to elect all directors annually.

     II. EXECUTIVE COMPENSATION

     A. STOCK OPTIONS, BONUS PLANS.

     In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

     We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

     -    Performance below that of the S&P 500.

     -    Performance below a pre-selected group of competitors.

     -    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

     In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate
     - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

     We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies. We will generally vote in favor


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

     of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

     B. POSITIVE COMPENSATION PRACTICES.

     Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:

     (1) A high proportion of compensation derived from variable, performance-based incentives;

     (2) Incentive formulas that cut both ways, allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;

     (3) Base salaries that are not excessive;

     (4) Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;

     (5) Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;

     (6) Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;

     (7) Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management's direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);

     (8) Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;

     (9) Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;

     (10) Appropriate cost allocation of charges for stock-based compensation;

     (11) Thoughtful evaluation of the present value tradeoff between options, restricted stock and other types of compensation; and

     (12) Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.

     III. TENDER OFFER DEFENSES

     A. Poison Pills

     We will generally vote AGAINST management proposals to ratify a poison pill.

     We will generally vote FOR shareholder proposals to redeem a poison pill.


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

     B. FAIR PRICE PROVISIONS

     We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. GREENMAIL

     We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. PALE GREENMAIL

     We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

     E. UNEQUAL VOTING RIGHTS

     We will generally vote AGAINST dual class exchange offers.

     We will generally vote AGAINST dual class recapitalizations.

     F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
     BYLAWS

     We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     H. WHITE SQUIRE PLACEMENTS

     We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


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

     IV. Proxy Contests

     A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry

     -    management's track record

     -    background to the proxy contest

     -    qualifications of director nominees (both slates)

     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     -    stock ownership positions

     B. REIMBURSE PROXY SOLICITATION EXPENSES

     Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

     V. Proxy Contest Defenses

     A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     We will generally vote AGAINST proposals to classify the board.

     We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

     B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

     We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

     We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     C. CUMULATIVE VOTING


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

     See discussion under "The Board of Directors".

     D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

     F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

     We will generally vote FOR proposals that seek to fix the size of the board.

     We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

     VI. Auditors

     A. RATIFYING AUDITORS

     We will generally vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     WE VOTE case-by-case ON SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT OR LIMIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES.

     We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-


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

     Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits).

     VII. MISCELLANEOUS GOVERNANCE PROVISIONS

     A. CONFIDENTIAL VOTING

     We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     We will generally vote FOR management proposals to adopt confidential voting.

     B. EQUAL ACCESS

     We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. BUNDLED PROPOSALS

     We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote AGAINST the proposals. If the combined effect is positive, we will generally vote FOR the proposals.

     D. SHAREHOLDER ADVISORY COMMITTEES

     We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

     E. STOCK OWNERSHIP REQUIREMENTS

     We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.


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

     F. TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES

     We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

     We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


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

     G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

     We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

     We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     H. CHARITABLE CONTRIBUTIONS

     We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

     I. Age Limits

     We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

     J. Board Size

     We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

     We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     K. ESTABLISH/AMEND NOMINEE QUALIFICATIONS

     We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

     We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

     L. FILLING VACANCIES/REMOVAL OF DIRECTORS

     We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

     We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     M. OBRA-RELATED COMPENSATION PROPOSALS

     - AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

     We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
     Section 162(m) of OBRA.

     -    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

     We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     -    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) are evaluated on a CASE-BY-CASE basis.

     -    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

     N. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     O. GOLDEN AND TIN PARACHUTES

     We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

     P. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

     We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     Q. 401(K) EMPLOYEE BENEFIT PLANS

     We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

     R. STOCK PLANS IN LIEU OF CASH

     We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

     We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

     We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

     S. DIRECTOR RETIREMENT PLANS

     We will generally vote AGAINSt retirement plans for non-employee directors.

     We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

     VIII. STATE OF INCORPORATION

     A. VOTING ON STATE TAKEOVER STATUTES

     We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

     B. VOTING ON REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

     IX. MERGERS AND CORPORATE RESTRUCTURINGS

     A. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     -    anticipated financial and operating benefits

     -    offer price (cost vs. premium)

     -    prospects of the combined companies

     -    how the deal was negotiated

     -    changes in corporate governance and their impact on shareholder rights

     B. CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

     C. SPIN-OFFS

     Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. ASSET SALES

     Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. LIQUIDATIONS


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

     Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. APPRAISAL RIGHTS

     We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

     G. CHANGING CORPORATE NAME

     We will generally vote FOR changing the corporate name.

     X. SOCIAL AND ENVIRONMENTAL ISSUES

     Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

     XI. CAPITAL STRUCTURE

     A. COMMON STOCK AUTHORIZATION

     We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

     We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

     If the requested increase is greater than the "allowable increase" we will generally vote AGAINST the proposal.

     B. REVERSE STOCK SPLITS

     We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

     C. BLANK CHECK PREFERRED AUTHORIZATION

     We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

     We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

     We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote AGAINST the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

     D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     E. ADJUST PAR VALUE OF COMMON STOCK

     We will generally vote FOR management proposals to reduce the par value of common stock.

     F. PREEMPTIVE RIGHTS

     We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

     G. DEBT RESTRUCTURINGS

     We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

     - Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     - Change in Control - Will the transaction result in a change in control of the company?

     - Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

     Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

     H. SHARE REPURCHASE PROGRAMS

     We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-class Stock

     We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

     We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders.

     - It is not designed to preserve the voting power of an insider or significant shareholder.

     J. ISSUE STOCK FOR USE WITH RIGHTS PLAN

     We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     K. PREFERRED STOCK

     We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

     We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

     We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     L. Recapitalization

     We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

     M. REVERSE STOCK SPLITS

     We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

     We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

     Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

     N. Stock Distributions: Splits and Dividends

     We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     O. TRACKING STOCK

     Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

     DECLARATION MANAGEMENT & RESEARCH LLC

     Proxy Voting Policy and Procedures

     Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

     I. General Principles

     In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

     1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

     2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

     3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

     4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

     5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

     Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

     We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Chief Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

     II. Process

     At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

     III. Conflicts of Interest

     We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security. We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships(1) or material personal/family relationships(2) with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Chief Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

----------
(1) For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Declaration's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

(2) For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about
     (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

     Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a public company. It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

     It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

     If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

     Adopted 07/03
     Revised 09/04

DEUTSCHE BANK

Deutsche Asset Management
2006 U.S. Proxy Voting Policies and Procedures

                                   (GRAPHIC)

                                                            (DEUTSCHE BANK LOGO)

Effective Date:             May 5, 2003

Approver:                   John Robbins

Owner:                      DeAM Compliance

Functional Applicability:   Asset Management

Geographic Applicability:   U.S.

Last Reviewed Date:         February 22, 2006

Last Revision Date:         March 03, 2006

Next Review Date:           February 2007

Version:                    5

     I.   INTRODUCTION

     Deutsche Asset Management (DeAM)(3) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients.(4) As such, DeAM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. DeAM has delegated responsibility for affecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes DeAM's advisory clients' proxies in accordance with DeAM's proxy guidelines or DeAM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DeAM will notify ISS to carry out those instructions. Where no

----------
(3) DEAM REFERS TO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. AND DEUTSCHE ASSET MANAGEMENT, INC., EACH AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940. THESE POLICIES AND PROCEDURES ALSO MAY APPLY TO OTHER ENTITIES WITHIN THE DEUTSCHE BANK ORGANIZATION FOR WHICH THE PROXY VENDOR OVERSIGHT AND THE PROXY VOTING SUB-COMMITTEE VOTES PROXIES, AS LISTED ON EXHIBIT 1.

(4) FOR PURPOSES OF THESE POLICIES AND PROCEDURES, "CLIENTS" REFERS TO PERSONS OR ENTITIES: FOR WHICH DEAM SERVES AS INVESTMENT ADVISER OR SUB-ADVISER; FOR WHICH DEAM VOTES PROXIES; AND THAT HAVE AN ECONOMIC OR BENEFICIAL OWNERSHIP INTEREST IN THE PORTFOLIO SECURITIES OF ISSUERS SOLICITING SUCH PROXIES.

     specific instruction exists, DeAM will follow the procedures in voting the proxies set forth in this document.

     DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

     III. POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

     DeAM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DeAM in good faith after appropriate review.

     2. THE PROXY VOTING SUB-COMMITTEE

     The Proxy Voting Sub-Committee (the "PVSC") is an internal working group established by DeAM's Investment Risk Oversight Committee pursuant to a written charter. The PVSC is responsible for overseeing DeAM's proxy voting activities, including:

     (i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

     (ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of DeAM's clients; and

     (iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below):

     DeAM's Proxy Vendor Oversight, a function of DeAM's Asset Management Operations Group, is responsible for coordinating with ISS to administer DeAM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

     3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion; however, DeAM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below).

     IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1. THE PVSC'S PROXY VOTING GUIDELINES

     The Guidelines set forth the PVSC's standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

     The PVSC will review the Guidelines as necessary to support the best economic interests of DeAM's clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefor, and the PVSC Chair will ask PVSC members whether anyone outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.

     The Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

     2. SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVSC

     The Proxy Vendor Oversight will refer to the PVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or
     (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

     Additionally, if, the Proxy Vendor Oversight, the PVSC Chair or any member of the PVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVSC Chair and/or the Proxy Vendor Oversight.(5)

     If the Proxy Vendor Oversight refers a proxy proposal to the PVSC or the PVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

     The PVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVSC's voting determination.

     3. CERTAIN PROXY VOTES MAY NOT BE CAST

     In some cases, the PVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, it is DeAM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote

----------
(5) THE PROXY VENDOR OVERSIGHT GENERALLY MONITORS UPCOMING PROXY SOLICITATIONS FOR HEIGHTENED ATTENTION FROM THE PRESS OR THE INDUSTRY AND FOR NOVEL OR UNUSUAL PROPOSALS OR CIRCUMSTANCES, WHICH MAY PROMPT THE PROXY VENDOR OVERSIGHT TO BRING THE SOLICITATION TO THE ATTENTION OF THE PVSC CHAIR. DEAM PORTFOLIO MANAGERS, DEAM RESEARCH ANALYSTS AND SUB-ADVISERS ALSO MAY BRING A PARTICULAR PROXY VOTE TO THE ATTENTION OF THE PVSC CHAIR, AS A RESULT OF THEIR ONGOING MONITORING OF PORTFOLIO SECURITIES HELD BY ADVISORY CLIENTS AND/OR THEIR REVIEW OF THE PERIODIC PROXY VOTING RECORD REPORTS THAT THE PVSC CHAIR DISTRIBUTES TO DEAM PORTFOLIO MANAGERS AND DEAM RESEARCH ANALYSTS.

     proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

     The Proxy Vendor Oversight will coordinate with the PVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

     4. CONFLICT OF INTEREST PROCEDURES

     A. Procedures to Address Conflicts of Interest and Improper Influence

     Overriding Principle. In the limited circumstances where the PVSC votes proxies,(6) the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients.(7)

     Independence of the PVSC. As a matter of Compliance policy, the PVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

     Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. Promptly upon a determination that a vote shall be presented to the PVSC, the PVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-

----------
(6) AS MENTIONED ABOVE, THE PVSC VOTES PROXIES (I) WHERE NEITHER A SPECIFIC CLIENT INSTRUCTION NOR A GUIDELINE DIRECTS HOW THE PROXY SHOULD BE VOTED,
     (II) WHERE THE GUIDELINES SPECIFY THAT AN ISSUE IS TO BE DETERMINED ON A CASE BY CASE BASIS OR (III) WHERE VOTING IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS.

(7) THE PROXY VENDOR OVERSIGHT, WHO SERVES AS THE NON-VOTING SECRETARY OF THE PVSC, MAY RECEIVE ROUTINE CALLS FROM PROXY SOLICITORS AND OTHER PARTIES INTERESTED IN A PARTICULAR PROXY VOTE. ANY CONTACT THAT ATTEMPTS TO EXERT IMPROPER PRESSURE OR INFLUENCE SHALL BE REPORTED TO THE CONFLICTS OF INTEREST MANAGEMENT SUB-COMMITTEE.

     Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC's decision on the particular vote at issue.

     The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

     Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC chair.

     If notified that DeAM has a material conflict of interest as described above, the PVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chair shall do so in accordance with the procedures set forth below.

     Procedures to be followed by the PVSC. At the beginning of any discussion regarding how to vote any proxy, the PVSC Chair (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

     The PVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client, has: (i) requested that DeAM, the Proxy Vendor Oversight (or any member thereof) or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DeAM, the Proxy

     Vendor Oversight(or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

     If any such incidents are reported to the PVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC whether anyone should be recused from the proxy voting process, or whether DeAM should seek instructions as to how to vote the proxy at issue from ISS or, if time permits, affected clients. These inquiries and discussions will be properly reflected in the PVSC's minutes.

     Duty to Report. Any DeAM employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client to influence, how DeAM votes its proxies has a duty to disclose the existence of the situation to the PVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

     Recusal of Members. The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

     If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three PVSC voting members remaining, the PVSC Chair will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

     B. Investment Companies and Affiliated Public Companies

     Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

     Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

     C. Other Procedures That Limit Conflicts of Interest

     DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     - Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     - Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information.

     Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the PVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

     V.   RECORDKEEPING

     DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

     - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses

     -    Proxy Edge print-screen of actual vote election.

     In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the PVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

     The PVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

     DeAM will maintain the above records in an easily accessible place for no less than six years from the end of the fiscal year during which the last entry was made on such record, the first three years in an appropriate DeAM office.

     With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. DeAM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     - Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

     VI.  THE PVSC'S OVERSIGHT ROLE

     In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The PVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVSC's minutes.

     ATTACHMENT A - PROXY VOTING GUIDELINES
     EXHIBIT 1 - LIST OF OTHER ADVISERS

     EXHIBIT 1

     LIST OF ADVISERS COVERED BY THESE POLICIES AND PROCEDURES

     Deutsche Asset Management Inc.
     Deutsche Investment Management Americas Inc.
     Investment Company Capital Corp.
     Deutsche Asset Management International GMBH
     DB Investment Managers, Inc.
     Deutsche Investment Australia Limited
     RREEF America
     Deutsche Asset Management (Japan) Limited
     Deutsche Asset Management (Asia) Limited
     Deutsche Investment Trust Company Limited
     DB Absolute Return Strategies Limited
     Deutsche Bank Trust Company Americas
     Deutsche Bank National Trust Company-
     DWS Trust Company
     RREEF Global Advisers Limited*
     Deutsche Asset Management Hong Kong Limited*

----------
-    ENTITY WOULD ACT IN ACCRD WITH THIS POLICY ONLY ON BEHALF OF DEAM CLIENTS.

*    REGISTRATION IN PROCESS AS OF FEBRUARY 28, 2006.

ATTACHMENT A

DEUTSCHE BANK AMERICAS
NEW YORK

Deutsche Asset Management
2006 U.S. Proxy Voting Guidelines

As Amended March 03, 2006

                                   (GRAPHIC)

                                                            (DEUTSCHE BANK LOGO)

Effective Date:             May 5, 2003

Approver:                   Theresa Gusman, as chairperson of the
                            Proxy Voting Sub-Committee

Owner:                      DeAM Compliance

Functional Applicability:   Asset Management

Geographic Applicability:   U.S.

Last Reviewed Date:         March 29, 2005

Last Revision Date:         March 03, 2006

Next Review Date:           February 2006

Version:                    4

TABLE OF CONTENTS

I. BOARD OF DIRECTORS AND EXECUTIVES.......................................    1
A. ELECTION OF DIRECTORS...................................................    1
B. CLASSIFIED BOARDS OF DIRECTORS..........................................    1
C. BOARD AND COMMITTEE INDEPENDENCE........................................    1
D. LIABILITY AND INDEMNIFICATION OF DIRECTORS..............................    2
E. QUALIFICATIONS OF DIRECTORS.............................................    2
F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES...........................    2
G. PROPOSALS TO FIX THE SIZE OF THE BOARD
H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II. CAPITAL STRUCTURE......................................................    3
A. AUTHORIZATION OF ADDITIONAL SHARES......................................    3
B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK..........................    3
C. STOCK SPLITS/REVERSE STOCK SPLITS.......................................    4
D. DUAL CLASS/SUPERVOTING STOCK............................................    4
E. LARGE BLOCK ISSUANCE....................................................    4
F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK...........................    4
G. SHARE REPURCHASES.......................................................    4
H. REDUCTIONS IN PAR VALUE.................................................    5

III. CORPORATE GOVERNANCE ISSUES...........................................    5
A. CONFIDENTIAL VOTING.....................................................    5
B. CUMULATIVE VOTING.......................................................    5
C. SUPERMAJORITY VOTING REQUIREMENTS.......................................    6
D. SHAREHOLDER RIGHT TO VOTE...............................................    6

IV. COMPENSATION...........................................................    6
A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS...............................    6
B. EMPLOYEE STOCK OPTION/PURCHASE PLANS....................................    7
C. GOLDEN PARACHUTES.......................................................    7
D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION...................    8
E. OPTION EXPENSING........................................................    8

V. ANTI-TAKEOVER RELATED ISSUES............................................    8
A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")...............................    8
B. REINCORPORATION.........................................................    8
C. FAIR-PRICE PROPOSALS....................................................    9
D. EXEMPTION FROM STATE TAKEOVER LAWS......................................    9
E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS..................................    9

VI. MERGERS & ACQUISITIONS.................................................    9

VII. SOCIAL & POLITICAL ISSUES.............................................   10
A. LABOR & HUMAN RIGHTS....................................................   10
B. ENVIRONMENTAL ISSUES....................................................   10
C. DIVERSITY & EQUALITY....................................................   10
D. HEALTH & SAFETY.........................................................   11
E. GOVERNMENT/MILITARY.....................................................   11
F. TOBACCO.................................................................   12

VIII. MISCELLANEOUS ITEMS..................................................   12
A. RATIFICATION OF AUDITORS................................................   12
B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR........   12
C. AUDIT FIRM ROTATION.....................................................   13
D. TRANSACTION OF OTHER BUSINESS...........................................   13
E. MOTIONS TO ADJOURN THE MEETING..........................................   13
F. BUNDLED PROPOSALS.......................................................   13
G. CHANGE OF COMPANY NAME..................................................   13
H. PROPOSALS RELATED TO THE ANNUAL MEETING.................................   13
I. INVESTMENT COMPANY PROXIES..............................................   14
J. INTERNATIONAL PROXY VOTING..............................................   14

EFFECTIVE DATE: JULY 29, 2005                                   CONFIDENTIAL AND
                                                                     PROPRIETARY

     These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

     I. BOARD OF DIRECTORS AND EXECUTIVES

     A. ELECTION OF DIRECTORS

     Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

     Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (PVSC) as set forth in the Deutsche Asset Management (DeAM)'s Proxy Voting Policies and Procedures.

     Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

     B. CLASSIFIED BOARDS OF DIRECTORS

     DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

     Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

     C. BOARD AND COMMITTEE INDEPENDENCE

     DeAM policy is to vote:

     1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

     2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

     3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

     4. "For" separation of the Chairman and CEO positions.

                                                                     (DeAM LOGO)

     5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

     Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS

     DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

     Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

     E. QUALIFICATIONS OF DIRECTORS

     DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

     Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

     DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

     Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

     Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

                                                                    (DeAM LOGO)

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD

     DeAM policy is to vote:

     1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

     2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

     Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
     BOARDS

     DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

     Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

     II. CAPITAL STRUCTURE

     A. AUTHORIZATION OF ADDITIONAL SHARES

     DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

     Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

     DeAM policy is to vote:

     1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

     2. "For" proposals mandating shareholder approval of blank check stock placement.

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     Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

     C. STOCK SPLITS/REVERSE STOCK SPLITS

     DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

     Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

     D. DUAL CLASS/SUPERVOTING STOCK

     DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

     Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

     E. LARGE BLOCK ISSUANCE

     DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVSC as set forth in DeAM's Proxy Policies and Procedures.

     Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

     Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

     DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

     Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

     G. SHARE REPURCHASES

     DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

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     Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

     H. REDUCTIONS IN PAR VALUE

     DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

     Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

     III. CORPORATE GOVERNANCE ISSUES

     A. CONFIDENTIAL VOTING

     DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

     Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

     B. CUMULATIVE VOTING

     DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

     a) The company has a five year return on investment greater than the relevant industry index,

     b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

     c) No shareholder (or voting block) beneficially owns 15% or more of the company.

     Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

     Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

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     C. SUPERMAJORITY VOTING REQUIREMENTS

     DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

     * Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

     Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

     D. SHAREHOLDER RIGHT TO VOTE

     DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

     Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

     IV. COMPENSATION

     Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

     DeAM policy is to vote "for" stock option plans that meet the following criteria:

     (1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

     (2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

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     (3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

     (4) The plan does not grant options on super-voting stock.

     DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

     DeAM will support proposals to eliminate the payment of outside director pensions.

     Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS

     DeAM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

     DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

     Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

     C. GOLDEN PARACHUTES

     DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

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     Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

     DeAM policy is to vote "against"

     1. Proposals to limit benefits, pensions or compensation and

     2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

     Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

     E. OPTION EXPENSING

     DeAM policy is to support proposals requesting companies to expense stock options.

     Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

     V. ANTI-TAKEOVER RELATED ISSUES

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

     DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

     Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

     B. REINCORPORATION

     DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between

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     the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

     Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

     C. FAIR-PRICE PROPOSALS

     DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

     Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

     D. EXEMPTION FROM STATE TAKEOVER LAWS

     DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

     Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

     Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

     Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

     VI. MERGERS & ACQUISITIONS

     Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information

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     from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

     VII. SOCIAL & POLITICAL ISSUES

     With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

     Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

     A. LABOR & HUMAN RIGHTS

     DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

     Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

     B. ENVIRONMENTAL ISSUES

     DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

     Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

     C. DIVERSITY & EQUALITY

     1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

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     Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

     2. DeAM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

     Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

     D. HEALTH & SAFETY

     1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

     Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

     2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

     Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

     E. GOVERNMENT/MILITARY

     1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

     Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

     2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

     Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

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     3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

     Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

     F. TOBACCO

     1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

     Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

     4. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

     Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

     VIII. MISCELLANEOUS ITEMS

     A. RATIFICATION OF AUDITORS

     DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

     Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

     DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

     Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-

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     related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

     C. AUDIT FIRM ROTATION

     DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

     Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

     D. TRANSACTION OF OTHER BUSINESS

     DeAM policy is to vote against "transaction of other business" proposals.

     Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

     E. MOTIONS TO ADJOURN THE MEETING

     DeAM Policy is to vote against proposals to adjourn the meeting.

     Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

     F. BUNDLED PROPOSALS

     DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

     Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

     G. CHANGE OF COMPANY NAME

     DeAM policy is to support management on proposals to change the company name.

     Rationale: This is generally considered a business decision for a company.

     H. PROPOSALS RELATED TO THE ANNUAL MEETING

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     DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

     Rationale: These are considered routine administrative proposals.

     I. INVESTMENT COMPANY PROXIES

     Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

     Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

     J. INTERNATIONAL PROXY VOTING

     The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

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     EFFECTIVE DATE: OCTOBER 27, 2006

     PROXY VOTING POLICIES AND PROCEDURES

     DIMENSIONAL FUND ADVISORS INC.
     DIMENSIONAL FUND ADVISORS LTD.
     DFA AUSTRALIA LIMITED

     INTRODUCTION

     Dimensional is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA") (Dimensional, DFAL and DFAA are collectively referred to as the "Advisors"). DFAL and DFAA are also investment advisors registered under the Advisers Act.

     The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.

     The following Proxy Voting Policies and Procedures (the "Procedures") will apply to proxies voted by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the "Dimensional Investment Companies"). The Advisors believe that these Procedures are reasonably designed to meet their goal of ensuring that the Advisors vote proxies in a manner consistent with the best interests of their clients.

     PROCEDURES FOR VOTING PROXIES

     The Investment Committee (the "Committee") at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all

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     authorized traders of the Advisors ("Authorized Persons"). The Committee
     may modify these Procedures from time to time to meet the goal of these Procedures. Generally, the Advisors analyze proxy statements on behalf of their clients and vote proxies in accordance with the Procedures and the Proxy Voting Guidelines (the "Guidelines," attached as Exhibit A to these Procedures). Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will vote the client's proxies pursuant to the client's guidelines. An Advisor generally will not recall securities on loan in order to vote proxies. However, with respect to an Advisor's duties to vote proxies on behalf of a portfolio or Master Fund, the Advisor shall be entitled to recall securities on loan if amaterial event is determined.

     INTERNATIONAL PROXY VOTING

     While the Advisors utilize the Procedures and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

     With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes; (v) arranging for a proxy to vote locally in person; and (vi) fees charged by custody banks for providing certain services with regard to voting proxies. The Advisors do not vote proxies of non-U.S. companies if it is determined that the estimated costs associated with proxy voting outweigh any anticipated economic benefit of voting.(8)

----------
(8) AS THE SEC HAS STATED, "THERE MAY EVEN BE TIMES WHEN REFRAINING FROM VOTING A PROXY IS IN THE CLIENT'S BEST INTEREST, SUCH AS WHEN THE ADVISER DETERMINES THAT THE COST OF VOTING THE PROXY EXCEEDS THE EXPECTED BENEFIT TO THE CLIENT...FOR EXAMPLE, CASTING A VOTE ON A FOREIGN SECURITY MAY INVOLVE ADDITIONAL COSTS SUCH AS HIRING A TRANSLATOR OR TRAVELING TO THE FOREIGN COUNTRY TO VOTE THE SECURITY IN PERSON." SEE PROXY VOTING BY INVESTMENT ADVISERS, RELEASE NO. IA-2106 (JAN. 31, 2003). ADDITIONALLY, THE DEPARTMENT OF LABOR HAS STATED IT "INTERPRETS ERISA 404(A)(1) TO REQUIRE THE RESPONSIBLE PLAN FIDUCIARY TO WEIGH THE COSTS AND BENEFITS OF VOTING ON PROXY PROPOSALS RELATING TO FOREIGN SECURITIES AND MAKE AN INFORMED DECISION WITH RESPECT TO WHETHER VOTING A GIVEN PROXY PROPOSAL IS PRUDENT AND SOLELY IN THE INTEREST OF THE PLAN'S PARTICIPANTS AND BENEFICIARIES." SEE DEPARTMENT OF LABOR RELEASE 19,971, CCH, 22,485-23 TO 22,485-24 (1994).

                                                                     (DeAM LOGO)

     The Advisors determine whether to vote proxies of non-U.S. companies on a portfolio by portfolio basis, and to the extent it is appropriate, the Advisors generally implement uniform voting procedures for all proxies of a country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

     CONFLICTS OF INTEREST

     Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, most proxies that the Advisors receive on behalf of their clients will be voted in accordance with the predetermined Procedures and Guidelines. Therefore, the proxy votes should not result from any conflicts of interest.

     In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines, and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon; disclose any personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

     If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and vote the proxy in accordance with the direction of the client.(9) If the client has not provided the

----------
(9) IN THE CASE OF A CLIENT THAT IS A DIMENSIONAL INVESTMENT COMPANY, A COMMITTEE MEMBER WILL DETERMINE IF ANY CONFLICT OF INTEREST MAY EXIST, REGARDLESS OF WHETHER THE CONFLICT IS MATERIAL. IF THE COMMITTEE MEMBER HAS ACTUAL KNOWLEDGE OF A CONFLICT OF INTEREST AND RECOMMENDS A VOTE CONTRARY TO THE GUIDELINES, PRIOR TO VOTING THE ADVISOR WILL FULLY DISCLOSE THE CONFLICT TO THE DIMENSIONAL INVESTMENT COMPANY'S BOARD OF DIRECTORS/TRUSTEES OR AN AUTHORIZED COMMITTEE OF THE BOARD AND VOTE THE PROXY IN ACCORDANCE WITH THE DIRECTION OF SUCH BOARD OR COMMITTEE.

                                                                     (DeAM LOGO)

     Advisor with voting instructions within a reasonable time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.

     AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

     Each Advisor will inform its clients on how to obtain information regarding the Advisor's vote of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting process and policies and will inform its clients of how they can obtain a copy of the complete Procedures upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

     RECORDKEEPING

     The Advisors will also keep records of the following items: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at its principal office.

     DISCLOSURE

     Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of Procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the Procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities Inc. (DFAS") or an affiliate of Dimensional or DFAS.

     The semi-annual reports of the Dimensional Investment Companies shall indicate that the Procedures are available: (i) by calling a toll-free number; or (ii) on the SEC's website. If a request for the Procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

     Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

                                                                     (DeAM LOGO)

EFFECTIVE DATE: JULY 29, 2005                                   CONFIDENTIAL AND
                                                                     PROPRIETARY

     EXHIBIT A
     PROXY VOTING GUIDELINES

     These Guidelines summarize the Advisors' positions on various issues and give a general indication as to how the Advisors will vote proxies on each issue. The Committee has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. However an Advisor reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter (which analysis will be documented in writing), the Advisor believes that a client's best interests would be served by such a vote. To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

     Each Advisor Generally Votes FOR:

     (a) Routine business decisions. Routine business decisions include, but are not limited to, the following:

     -    Stock splits

     -    Setting the number of directors

     -    Election of non-directors (clerks, secretaries, etc.)

     -    Changing par value of equity

     -    Adopting accounting changes, reducing stated capital accounts

     -    Name change

     -    Preemptive rights

     (b) Reverse anti-takeover amendments. These amendments are typically brought to the ballot by a current shareholder or by the directors at the urging of an influential shareholder or creditor. The Advisor votes "for" reversing anti-takeover amendments except in cases where a current shareholder may adversely benefit from the elimination of such provision. For example, a shareholder that owns more than 50% of the outstanding shares would typically stand to benefit by a removal of a supermajority provision.

     (c) Auditors. The Advisor votes "for" auditors recommended by management.

     (d) Directors. The Advisor votes "for all nominees." In cases where the Advisor has voted "against" a proposal contrary to the directors' recommendations, the Advisor will vote to "withhold all nominees" in order to get the attention of the directors and, in cases where the Advisor represents a shareholder of size, persuade the directors to alter or eliminate the offending proposals. If, however, the Advisor has voted "for" a shareholder proposal that the board of directors opposed, the Advisor will not automatically vote "against" the directors.

     (e) Indemnification of Directors. The Advisor votes "for" establishing or increasing indemnification and against eliminating or reducing it.

     (f) Elimination/limitation of Directors' liability. The Advisor votes "for" eliminating or reducing directors' liability.

                                                                     (DeAM LOGO)

     (g) Equal access to the proxy. The Advisor votes "for" equal access to the proxy.

     (h) Right to act by written consent and hold special meetings. The Advisor votes "for" the right to act by written consent of the shareholders and to hold special meetings of the shareholders.

     (i) Separation of audit and consulting responsibilities. The Advisor votes "for" the separation of audit and consulting responsibilities.

     (j) Confidential voting. The Advisor votes "for" confidential voting proposals.

     Each Advisor Generally Votes AGAINST:

     (a) Reincorporation to facilitate takeover defense. Where a company is reincorporating in response to or in anticipation of a possible takeover, and there does not appear to be any reasonable business purpose (unrelated to the takeover defense) for reincorporation, the Advisor will vote "against" the proposal.

     (b) Issue of new class of common stock with unequal voting rights. The Advisor will vote "against" this proposal since the Advisor can assume that "enhanced voting" stock would invariably give some party undue control over the company without a proportional capital investment.

     (c) Adoption of fair price amendments. The Advisor will vote "against" adoption of fair price amendments since fair price amendments allow the company (and its board of directors) to determine whether an offer for the company's stock is "fair" to the shareholders of the stock. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

     (d) Establishment of a classified Board of Directors. A classified (or staggered) board is considered an anti-takeover measure and, as such, the Advisor votes "against" it. Normally, the entire slate of directors stands for re-election at each annual meeting of shareholders. In the case of a classified board, the directors typically have terms of 2 or 3 years, resulting in only 2 or 3 directors being up for re-election year. This prohibits an outside slate of directors (i.e. hostile bidders) from gaining control of the board at one meeting.

     (e) Elimination of cumulative voting. Cumulative voting is a standard shareholder voting right. It allows shareholders to cast all of their votes "for" any combination of director candidates. Elimination of this right is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

     (f) Establishing/increasing preferred stock. Because of its potentially confusing "hybrid" nature, preferred stocks were once used almost exclusively to the detriment of common stockholders. Therefore, the Advisor has historically voted "against" their establishment. More recently, preferred stocks have become a more legitimate source of raising capital, and thus, the Advisor has been willing to consider each case, including conversions of various forms of debt or equity into preferred stock or vice versa, separately. However, in proxy voting, the most prevalent form of preferred stock proposal remains a "blank check". Although not normally labeled as such in proxy materials, a blank check preferred stock is typically characterized as preferred stock issuable with "terms and conditions deemed reasonable by the board of directors at the time of issuance." The Advisor votes "against" blank check preferred stock proposals.

     (g) Other anti-takeover amendments. The Advisor votes "against" anti-takeover amendments.

     (h) Super majority provisions. Typically, a super majority provision mandates that any proposal brought before a vote of the company's shareholders would require some stated percentage greater than 50% (usually 2/3 or 66%) in order to pass and would essentially allow a shareholder with 35% (for example) veto power over all votes of shareholders. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

     Each Advisor Considers INDIVIDUALLY:

     (a) Increase in authorized common stock. If the company seeks to increase its authorized common stock, and the increase more than doubles the company's shares outstanding, the Advisor will vote "against" the proposal, except if: (1) the company needs the shares for a stock split, the Advisor will make an adjustment and recalculate if the increase will "double" the adjusted number of outstanding shares; or (2) the company states a specific need, such as to issue additional shares for a financing arrangement, a payment to a large creditor, the purposes of avoiding financial difficulty, or a merger (to name a few reasonable needs), then the Advisor would vote "for" the increase, provided it was not excessive in light of the company's needs.

     (b) Establish/increase stock option plan. If the proposal would encompass more than 10% of the company's shares outstanding (not shares authorized), the Advisor will vote "against" the proposal unless the company presents a strong argument for the option plan.

     (c) Reorganization/merger agreements. Oftentimes, the Advisor will act as a shareholder to both parties to a merger--the acquiror (who will survive the merger/acquisition) and the acquiree (who will merge away -- cease to exist). If this is the case, the two votes will be consistent. Whether the Advisor acts on behalf of a shareholder in the acquiror or the acquiree or both, the Advisor will review recent trading activity, news stories and, at times, will discuss the proposal directly with the parties involved. If the merger announcement causes a drastic reduction in the price of the stock in which the Advisor acts on behalf of the shareholder, further investigation may be conducted. The vote may depend, among other things, on whether the conversion ratio, in cash or in stock, would roughly equal the current market value of the stock.

     (d) Dissident proxy battle. When current shareholders put themselves up for election against the incumbent board of directors or conduct a consent solicitation challenging the board's recommendation, they are considered dissidents in a proxy battle (or fight or war). Typically, the Advisor will receive substantial information from both sides. In order for the Advisor to vote "for" the dissidents' proposal, the dissidents must present a strong argument against current management and must have a clearly defined plan of action.

     (e) Other employee compensation plans. These are plans other than stock option plans. These plans typically "sell" the company's stock to the beneficiaries for a stated price. Also included in this category is the issuance of shares to individuals in return for services rendered. For example, board members may receive shares annually for their services, or executives may receive shares as compensation for meeting performance targets. The Advisor votes "against" plans that exceed 20% of the outstanding shares of the company's stock. If the plan is a purchase plan, the Advisor votes "against" such plan if it offers the company's stock at a "price" lower than 85% of fair market value as defined in the company's proxy statement.

     (f) Various shareholder amendments. Other than shareholder proposals to reverse anti-takeover provisions (which is covered in the section entitled "Reverse anti-takeover amendments" above), the Advisor considers these proposals individually and generally votes "against" requests for disclosure, divestiture mandates, and miscellaneous political requests (requests related to tobacco, alcohol, Northern Ireland, etc.).

     (g) Issues related to independent directors. The Advisor considers individually issues related to independent directors.

     (h) Proposals not specified above. The Advisor will consider these individually based on relevant, appropriate information known to the Advisor.

     * * * * * *

     FIDELITY FUNDS' CODE OF ETHICS FOR PRESIDENT, TREASURER AND PRINCIPAL ACCOUNTING OFFICER

     I. PURPOSES OF THE CODE/COVERED OFFICERS

     This document constitutes the Code of Ethics ("the Code") adopted by the Fidelity Funds (the "Funds") pursuant to the provisions of Rule 30b2-1(a) under the Investment Company Act of 1940), which Rule implements Sections 406 of the Sarbanes-Oxley Act of 2002 with respect to registered investment companies. The Code applies to the Fidelity Funds' President and Treasurer, and Chief Financial Officer (the "Covered Officers"). Fidelity's Ethics Office, a part of Fidelity Enterprise Compliance within Risk Oversight, administers the Code.

     The purposes of the Code are to deter wrongdoing and to promote, on the part of the Covered Officers:

     - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - full, fair, accurate, timely and understandable disclosure in reports and documents that the Fidelity Funds submit to the Securities and Exchange Commission ("SEC"), and in other public communications by a Fidelity Fund;

     - compliance with applicable laws and governmental rules and regulations;

     - the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

     -    accountability for adherence to the Code.

     - Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

     II. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fidelity Funds. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fidelity Funds.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Fidelity Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fidelity Fund because of their status as "affiliated persons" of the Fund. Separate compliance programs and procedures of the Fidelity Funds, Fidelity Management & Research Company ("FMR") and the other Fidelity companies are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fidelity Funds and FMR (or another Fidelity company) of which the Covered

     Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fidelity Funds, FMR or another Fidelity company), be involved in establishing policies and implementing decisions that have different effects on the Fidelity Funds, FMR and other Fidelity companies. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fidelity Funds and FMR (or another Fidelity company), and is consistent with the performance by the Covered Officers of their duties as officers of the Fidelity Funds. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Board of Trustees ("Board") that the Covered Officers also may be officers or employees of one or more other Fidelity Funds covered by this Code. Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fidelity Fund.

     * * *

     Each Covered Officer must:

     - not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by any Fidelity Fund whereby the Covered Officer would benefit personally to the detriment of any Fidelity Fund;

     - not cause a Fidelity Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fidelity Fund;

     - not engage in any outside business activity, including serving as a director or trustee, that prevents the Covered Officer from devoting appropriate time and attention to the Covered Officer's responsibilities with the Fidelity Funds;

     - not have a consulting or employment relationship with any of the Fidelity Funds' service providers that are not affiliated with Fidelity; and

     - not retaliate against any employee or Covered Officer for reports of actual or potential misconduct, which are made in good faith.

     With respect to other fact patterns, if a Covered Officer is in doubt, other potential conflict of interest situations should be described immediately to the Fidelity Ethics Office for resolution. Similarly, any questions a Covered Officer has generally regarding the application or interpretation of the Code should be directed to the Fidelity Ethics Office immediately.

     III. DISCLOSURE AND COMPLIANCE

     - Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fidelity Funds.

     - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about any Fidelity Fund to others, whether within or outside

          Fidelity, including to the Board and auditors, and to governmental regulators and self-regulatory organizations;

     - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fidelity Funds, FMR and the Fidelity service providers, and with the Board's Compliance Committee, with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fidelity Funds file with, or submit to, the SEC and in other public communications made by the Fidelity Funds; and

     - It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

     IV. REPORTING AND ACCOUNTABILITY

     Each Covered Officer must:

     - upon receipt of the Code, and annually thereafter, submit to the Fidelity Ethics Office an acknowledgement stating that he or she has received, read, and understands the Code; and

     - notify the Fidelity Ethics Office promptly if he or she knows of any violation of the Code. Failure to do so is itself a violation of this Code. The Fidelity Ethics Office shall take all action it considers appropriate to investigate any actual or potential violations reported to it. Upon completion of the investigation, if necessary, the matter will be reviewed with senior management or other appropriate parties, and a determination will be made as to whether any action should be taken as detailed below. The Covered Officer will be informed of any action determined to be appropriate. The Fidelity Ethics Office will inform the Ethics Oversight Committee of all Code violations and actions taken in response. Without implied limitation, appropriate remedial, disciplinary or preventive action may include a written warning, a letter of censure, suspension, dismissal or, in the event of criminal or other serious violations of law, notification of the SEC or other appropriate law enforcement authorities. Additionally, other legal remedies may be pursued.

     The policies and procedures described in the Code do not create any obligations to any person or entity other than the Fidelity Funds. The Code is intended solely for the internal use by the Fidelity Funds and does not constitute a promise, contract or an admission by or on behalf of any Fidelity Fund as to any fact, circumstance, or legal conclusion. The Fidelity Funds, the Fidelity companies and the Fidelity Ethics Officer retain the discretion to decide whether the Code applies to a specific situation, and how it should be interpreted.

     V. OVERSIGHT

     Material violations of this Code will be reported promptly by FMR to the Board's Compliance Committee. In addition, at least once each year, FMR will provide a written report to the Board, which describes any issues arising under the Code since the last report to the Board, including, but not limited to, information about material violations of the Code and action taken in response to the material violations.

     VI. OTHER POLICIES AND PROCEDURES

     This Code shall be the sole code of ethics adopted by the Fidelity Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Other Fidelity policies or procedures that cover the behavior or activities of Covered Officers are separate requirements applying to the Covered Officers (and others), and are not part of this Code.

     VII. AMENDMENTS

     Any material amendments or changes to this Code must be approved or ratified by a majority vote of the Board, including a majority of the Trustees who are not interested persons of the Fidelity Funds.

     VIII. RECORDS AND CONFIDENTIALITY

     Records of any violation of the Code and of the actions taken as a result of such violations will be kept by the Fidelity Ethics Office. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fidelity Ethics Office, the Ethics Oversight Committee, the Board, appropriate personnel at the relevant Fidelity company or companies and the legal counsel of any or all of the foregoing.

     Grantham, Mayo, Van Otterloo & Co. LLC
     GMO AUSTRALASIA LLC
     (TOGETHER "GMO")

     PROXY VOTING POLICIES AND PROCEDURES

     I. INTRODUCTION AND GENERAL PRINCIPLES

     GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

     This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

     GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

     II. PROXY VOTING GUIDELINES

     GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2) ensure that proxies are voted and submitted in a timely manner;

     (3) handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5) maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

     Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit
     A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

     Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     III. PROXY VOTING PROCEDURES

     GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2. Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

     There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

     IV. CONFLICTS OF INTEREST

     As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

     In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

     In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

     In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

     V. RECORDKEEPING

     GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2) a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

     Such proxy voting records shall be maintained for a period of five years.

     VI. REPORTING

     GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

     VII. DISCLOSURE

     Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

     Effective: August 6, 2003

     ISS PROXY VOTING GUIDELINES SUMMARY

     The following is a concise summary of ISS's proxy voting policy guidelines.

     1. Auditors

     Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     2. BOARD OF DIRECTORS

     VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

     CLASSIFICATION/DECLASSIFICATION OF THE BOARD

     Vote AGAINST proposals to classify the board.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

     INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

     Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

     MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

     Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     3. SHAREHOLDER RIGHTS

     SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     Vote FOR proposals to allow or make easier shareholder action by written consent.

     SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     SUPERMAJORITY VOTE REQUIREMENTS

     Vote AGAINST proposals to require a supermajority shareholder vote.

     Vote FOR proposals to lower supermajority vote requirements.

     CUMULATIVE VOTING

     Vote AGAINST proposals to eliminate cumulative voting.

     Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

     CONFIDENTIAL VOTING

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     4. PROXY CONTESTS

     VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

     REIMBURSING PROXY SOLICITATION EXPENSES

     Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

     5. Poison Pills

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

     6. MERGERS AND CORPORATE RESTRUCTURINGS

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

     7. REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     8. CAPITAL STRUCTURE

     COMMON STOCK AUTHORIZATION

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     DUAL-CLASS STOCK

     Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

     9. EXECUTIVE AND DIRECTOR COMPENSATION

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

     Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

     MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

     Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

     Employee Stock Purchase Plans

     Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

     SHAREHOLDER PROPOSALS ON COMPENSATION

     Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     10. SOCIAL AND ENVIRONMENTAL ISSUES

     THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

     IN GENERAL, VOTE CASE-BY-CASE. WHILE A WIDE VARIETY OF FACTORS GOES INTO EACH ANALYSIS, THE OVERALL PRINCIPAL GUIDING ALL VOTE RECOMMENDATIONS FOCUSES ON HOW THE PROPOSAL WILL ENHANCE THE ECONOMIC VALUE OF THE COMPANY.

     CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

     Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

     FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

     Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

     APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

     Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

     Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

     ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

     APPOINTMENT OF INTERNAL STATUTORY AUDITORS

     Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

     ALLOCATION OF INCOME

     Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

     STOCK (SCRIP) DIVIDEND ALTERNATIVE

     Vote FOR most stock (scrip) dividend proposals.

     Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     AMENDMENTS TO ARTICLES OF ASSOCIATION

     Vote amendments to the articles of association on a CASE-BY-CASE basis.

     CHANGE IN COMPANY FISCAL TERM

     Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

     LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

     Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

     AMEND QUORUM REQUIREMENTS

     Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

     TRANSACT OTHER BUSINESS

     Vote AGAINST other business when it appears as a voting item.

     DIRECTOR ELECTIONS

     Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

     Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

     Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

     Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

     DIRECTOR COMPENSATION

     Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

     Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

     Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

     Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

     DISCHARGE OF BOARD AND MANAGEMENT

     Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

     DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

     Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

     Vote AGAINST proposals to indemnify auditors.

     BOARD STRUCTURE

     Vote FOR proposals to fix board size.

     Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

     Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

     SHARE ISSUANCE REQUESTS

     General Issuances:

     Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

     Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

     Specific Issuances:

     Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

     INCREASES IN AUTHORIZED CAPITAL

     Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

     Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

     Vote AGAINST proposals to adopt unlimited capital authorizations.

     REDUCTION OF CAPITAL

     Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

     Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

     CAPITAL STRUCTURES

     Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

     Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

     PREFERRED STOCK

     Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

     Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

     Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

     Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

     DEBT ISSUANCE REQUESTS

     Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

     Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

     PLEDGING OF ASSETS FOR DEBT

     Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

     INCREASE IN BORROWING POWERS

     Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

     SHARE REPURCHASE PLANS:

     Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

     REISSUANCE OF SHARES REPURCHASED:

     Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

     CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

     Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

     REORGANIZATIONS/RESTRUCTURINGS:

     Vote reorganizations and restructurings on a CASE-BY-CASE basis.

     MERGERS AND ACQUISITIONS:

     Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

     Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     ABSTAIN if there is insufficient information available to make an informed voting decision.

     MANDATORY TAKEOVER BID WAIVERS:

     Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

     REINCORPORATION PROPOSALS:

     Vote reincorporation proposals on a CASE-BY-CASE basis.

     EXPANSION OF BUSINESS ACTIVITIES:

     Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

     RELATED-PARTY TRANSACTIONS:

     Vote related-party transactions on a CASE-BY-CASE basis.

     COMPENSATION PLANS:

     Vote compensation plans on a CASE-BY-CASE basis.

     ANTITAKEOVER MECHANISMS:

     Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

     SHAREHOLDER PROPOSALS:

     Vote all shareholder proposals on a CASE-BY-CASE basis.

     Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT A

                          INDEPENDENCE INVESTMENTS LLC

PROXY VOTING POLICY AND PROCEDURES

At Independence we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

GENERAL PRINCIPLES

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

     We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

     PROCESS

     At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.

     We currently use Glass Lewis & Co. ("Glass Lewis") to monitor and complete the proxy voting process for our equity portfolio holdings. Glass Lewis is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day we send Glass Lewis our complete list of portfolio holdings. Glass Lewis notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. Glass Lewis also provides us with recommendations for voting, based on criteria that we have approved. Our analysts will consider Glass Lewis's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and Glass Lewis completes the voting process.

     LIMITATIONS ON EXERCISING RIGHT TO VOTE

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

     We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     Certain of our clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because we generally are not aware of when a security may be on loan, we do not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and we may not be able fully to reconcile the securities held at record date with the securities actually voted.

     CONFLICTS OF INTEREST

     We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients.(10) We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships(11) or

----------
(10) IT IS INDEPENDENCE'S GENERAL POLICY NOT TO INVEST IN PRIVATE SECURITIES SUCH AS RULE 144A SECURITIES. IF A PORTFOLIO WERE TO HOLD A PRIVATE SECURITY, HOWEVER, AND A PROXY NEEDED TO BE VOTED, WE WOULD VOTE IN ACCORDANCE WITH OUR ESTABLISHED PROXY VOTING POLICY INCLUDING OUR PROCESS FOR VOTING SECURITIES WHERE A CONFLICT OF INTEREST WAS PRESENT.

(11) FOR PURPOSES OF THIS PROXY VOTING POLICY, A "MATERIAL BUSINESS RELATIONSHIP" IS CONSIDERED TO ARISE IN THE EVENT A CLIENT HAS CONTRIBUTED MORE THAN 5% OF INDEPENDENCE'S ANNUAL REVENUES FOR THE MOST RECENT FISCAL YEAR OR IS REASONABLY EXPECTED TO CONTRIBUTE THIS AMOUNT FOR THE CURRENT FISCAL YEAR.

     material personal/family relationships(12) with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Chief Operating Officer, the Director of Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by Glass Lewis against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

----------
(12) FOR PURPOSES OF THIS PROXY VOTING POLICY, A "MATERIAL PERSONAL/FAMILY RELATIONSHIP" IS ONE THAT WOULD BE REASONABLY LIKELY TO INFLUENCE HOW WE VOTE PROXIES. TO IDENTIFY ANY SUCH RELATIONSHIPS, THE PROXY VOTING COMMITTEE WILL OBTAIN INFORMATION ON A REGULAR BASIS ABOUT (I) PERSONAL AND/OR FAMILY RELATIONSHIPS BETWEEN ANY INDEPENDENCE EMPLOYEE WHO IS INVOLVED IN THE PROXY VOTING PROCESS (E.G., ANALYST, PORTFOLIO MANAGER, AND/OR MEMBERS OF THE PROXY VOTING COMMITTEE, AS APPLICABLE) OR SENIOR EXECUTIVES, AND DIRECTORS OR SENIOR EXECUTIVES OF ISSUERS FOR WHICH THE ADVISER MAY VOTE PROXIES, AND (II) PERSONAL AND/OR IMMEDIATE FAMILY INVESTMENTS OF SUCH EMPLOYEES IN ISSUERS WHICH EXCEED 5% OF THE OUTSTANDING STOCK OF THE ISSUERS.

     Independence is an indirect majority owned subsidiary of City National Corporation ("CNC"), a public company. It is our general policy not to acquire or hold CNC stock on behalf of our clients. However, in the event that a client were to hold CNC stock in a portfolio which we manage, and we were responsible for voting a CNC proxy on behalf of the client, the Committee would decide on how to vote the CNC proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by Glass Lewis. The Committee will document the rationale for its decision.

     It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than Glass Lewis or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

     If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

     ADOPTED 10/06

     JENNISON ASSOCIATES

     PROXY VOTING POLICY AND PROCEDURES


     I.   INTRODUCTION


     Jennison Associates LLC (the "Adviser") has adopted the following "Proxy Voting Policy and Procedures" ("Policy"), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as "Investment Professionals") who are responsible for discharging the Adviser's proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser's clients(13).

     II.  STATEMENT OF POLICY

     It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies as the valuation impact far outweighs the benefit of voting.

     III. PROCEDURES

     A.   Account Set-up and Review

----------
(13) IN THE EVENT THE ADVISER SHOULD MANAGE AFFILIATED CLIENT ACCOUNTS, THE ADVISER, FOR PURPOSES OF THIS POLICY, MAKES NO DISTINCTION BETWEEN ACCOUNTS OF AFFILIATED COMPANIES, E.G., THE GENERAL ACCOUNTS OF PRUDENTIAL (AS WELL AS RELATED INSURANCE COMPANIES AND ENTITIES), AND OTHER SEPARATELY MANAGED ACCOUNTS, EACH OF WHICH WILL BE TREATED CONSISTENTLY UNDER THE POLICY.

     Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client's investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser's standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client's proxies and vote in accordance with a client's own guidelines (collectively, "Client Guidelines"). Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated Investment Professionals within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established with the proper guidelines (when client is not adopting Jennison's Guidelines) before investment discretionary activity commences.

     Proxy Voting

     1.   Guidelines for Recurring Issues

     The Adviser has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless, the Adviser's Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

     2.   Use of Third Party Proxy Service

     In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service - to assist it in researching and voting proxies. ISS helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor. The Adviser will utilize the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation (at the Adviser's request only if one does not already exist) to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Adviser's duty to vote proxies in the best interest of its clients. For clients using proxy voting guidelines different from the Adviser's

     Guidelines, the Adviser will instruct ISS to vote these proxies in accordance with such modified guidelines. ISS will cast votes in accordance with the Adviser's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client's Guidelines.

     3.   Review of Recommendations

     The Adviser's Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation - as determined by either the Guidelines or Client's Guidelines ("Recommendation"). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

     - If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

     - If the cost of voting the proxy outweighs the possible benefit (such as security lending, see 5. below); or

     - If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

     4.   ADDRESSING MATERIAL CONFLICTS OF INTEREST

     There may be instances where the interest of the adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients ("Material Conflict"). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

     -    Manages the issuer's or proponent's pension plan;

     -    Administers the issuer's or proponent's employee benefit plan;

     - Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or

     -    Manages money for an employee group.

     Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

     -    An executive of the issuer or proponent;

     -    A director of the issuer or proponent;

     -    A person who is a candidate to be a director of the issuer;

     -    A participant in the proxy contest; or

     -    A proponent of a proxy proposal.

     Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

     The Adviser may adopt such processes it deems necessary to identify Material Conflicts. Prior to overriding a Recommendation, the Investment Professional (or other designated personnel) must complete the Proxy Voting Documentation Form, attached as Exhibit A, and submit it to Compliance for determination as to whether a potential Material Conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted. If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Adviser's Proxy Voting Committee, the portfolio manager or analyst may vote or override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Adviser's Proxy Voting Committee for consideration. The Adviser's Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the vote or override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (such as ISS) or obtaining voting instructions from clients.

     In considering the proxy vote and potential Material Conflict, the Adviser's Proxy Voting Committee may review the following factors, including but not limited to:

     -    Whether the issuer is a client of the Adviser.

     - The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

     - The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

     - Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

     - Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

     - Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

     In cases where a Material Conflict has been identified, the Proxy Voting Documentation Form will be completed by the Investment Professional responsible for casting the proxy vote, such as when the Adviser is voting a proxy on behalf of its clients where the issuer is also a client of the Adviser or an affiliated entity. The Adviser's Proxy Voting Committee reviews all such proxy voting decisions. In addition, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

     The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.


     B.   Lending


     Jennison may pre-identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or ISS to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

     C.   Proxy Voting Committee

     The Adviser's Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.
     (14) The Adviser's Proxy Voting Committee will have the following responsibilities:

     - Review potential Material Conflicts and decide (by majority vote) whether to approve the vote or override requests made by portfolio management.

----------
(14) THE ADVISER'S PROXY VOTING COMMITTEE WILL INITIALLY CONSIST OF COMPLIANCE, LEGAL AND APPLICABLE INVESTMENT PROFESSIONALS. THE PARTICIPATION OF THREE MEMBERS OF THE ADVISER'S PROXY VOTING COMMITTEE IN ANY MEETING WILL CONSTITUTE A QUORUM.

     - Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

     -    Recommend and adopt changes to the Policy as needed.

     -    Annually review all overrides by portfolio management.

     - Annually review ISS reports to determine voting consistency with guidelines and this Policy.

     - Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS's services.

     - Review the Adviser's voting record (or applicable summaries of the voting record).

     - Review sub-advisers' voting records, if applicable, (or applicable summaries of the voting records).

     -    Oversee compliance with the regulatory disclosure requirements.

     - Report annually, or more frequently upon request, to the investment company boards for mutual funds managed by Jennison on proxy voting matters, including:

     -    Overrides of Recommendations

     -    Proxy Voting Committee action on potential Material Conflicts

     -    Any changes to the Policy or Guidelines

     -    Comments on the proxy voting records for the funds

     -    Compliance with disclosure requirements

     -    Compliance reports as to reviews by Compliance of overrides


     IV.  Compliance Monitoring


     The Adviser's Chief Compliance Officer shall be responsible for the administration of this Policy. Compliance will periodically sample data from business areas impacted by this Policy. The data will be reviewed to ensure compliance with the Policy. All information obtained during this review, including any analysis performed, shall be retained and signed by the person who conducted such review.

     This Policy will be reviewed annually for adequacy and effectiveness.

     A.   Monitoring of Overrides

     Compliance will periodically review ISS reports of overrides to confirm that proper override and conflict checking procedures were followed.

     SUPERVISORY REVIEW

     The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Vote Override Form.

     COMPLIANCE REPORTING TO FUND BOARDS

     Each quarter upon request, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as sub-adviser all proxy votes involving the relevant mutual fund in which the Adviser has either resolved a Material Conflict or overridden a Recommendation involving a Material Conflict and participation of the Adviser's Proxy Voting Committee. The Adviser shall provide copies of all Proxy Voting Documentation Forms to the management companies of mutual funds sub-advised by Jennison.

     Annually, the Adviser's Proxy Voting Committee upon request will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the Policy or Adviser's Guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.


     V.   CLIENT REPORTING


     A. Disclosure to Advisory Clients

     The Adviser will also provide a copy of this Policy and the Adviser's Guidelines upon request from a client.

     The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for any twelve month period of the following year. The report will be produced by ISS and will generally contain the following information:

     -    The name of the issuer of the security:

     -    The security's exchange ticker symbol;

     -    The security's CUSIP number;

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the Adviser cast a vote on the matter;

     -    How the Adviser voted; and

     -    Whether the Adviser voted for or against management.

     B. Investment Company Disclosures

     The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year by providing access to such reports prepared byISS.


     VI.  Recordkeeping


     Either the Adviser or ISS as indicated below will maintain the following records:

     - A copy of the Policy and Guidelines (Adviser or client specific guidelines);

     - A copy of each proxy statement received by the Adviser regarding client securities (ISS);

     -    A record of each vote cast by the Adviser on behalf of a client (ISS);

     - A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

     - A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

     - Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

     Such records must be maintained for at least six years.


     VII.  Certifications


     All new Investment Professionals prior to engaging in the activity described herein, must certify, substantially in the form as attached hereto as Exhibit B, that they have read and understand this Proxy Voting Policy and Procedures and they will comply with such procedures.

     All existing employees, subsequent to each fiscal year, must certify within a reasonable time period that they have read, understand and have complied with this Proxy Voting Policy and Procedures for the previous fiscal year then ended, as described in Exhibit C attached hereto.


     VIII. Policies and Procedures Revisions

     This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

     Attachments:

     Exhibit A- Proxy Voting Documentation Form

     Exhibit B- Certification of Compliance and Understanding of Proxy Voting Policy and Procedures (New Employees)

     Exhibit C - Certification of Compliance with Proxy Voting Policy and Procedures (Existing Employees)

     EXHIBIT A

     PROXY VOTING DOCUMENTATION

     The following issuer is included on the list of potential conflicts as determined by the PIM Proxy Committee. A copy of all documentation supporting the voting decision(s) are to be attached to this form, including a copy/list of the proxy matter(s).

     Name of issuer: __________________________________________

     Contractual name of related client: ____________________________

     PROXY INFORMATION:

     Date proxy received: ____________

     Date proxy voted: ____________

     Date of meeting: ____________

     Asset Management Unit: ____________

     Aggregate AMU holdings in issuer: ____________

     Percentage of issuer's shares outstanding: ____________

     CLIENT SERVICE:

     Date of last client service visit: ______________
     (If within past 12 months)

     Were matters of issuer's proxy discussed? ______________
     (If yes, attach a summary of this discussion)

     ANALYST INFORMATION:

     Date of last analyst visit to issuer: _______________
     (If within past 12 months)

     Were matters of the issuer's proxy discussed? ______________
     (If yes, attach a summary of this discussion)

     Were there any other influences considered outside of the normal proxy decision process typically followed by the Asset Manager? _______ If yes, please describe.

     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     Does the Asset Manager believe that it voted the proxy for the above issuer in what it believes to be in the best economic interest of its client(s)?
     _______

Name:
      -------------------------------
Date:
      -------------------------------
Title:
       ------------------------------

Dennis Kass:
             ------------------------
Date:
      -------------------------------
Chief Executive Officer*


Stephanie Willis:
                  -------------------
Date:
      -------------------------------
Chief Compliance Officer*

*    SIGNATURE REQUIRED ONLY IF VOTING AGAINST POLICY

     EXHIBIT B

     CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF PROXY VOTING POLICY AND PROCEDURES
     (NEW EMPLOYEES)

     I, _____________________, [name] _______________, [title], hereby certify that I have read and understand the Proxy Voting Policy and Procedures and that I will comply with such procedures.


SIGNED BY:
           --------------------------
Title:
       ------------------------------
Print Name:
            -------------------------

EMPLOYMENT DATE:
                 --------------------
Date:
      -------------------------------

EXHIBIT C

CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF PROXY VOTING POLICY AND PROCEDURES
(EXISTING EMPLOYEES)

I, ____________________, [name] _______________ [title], hereby certify that I have read, understand and have complied with the Proxy Voting Policy and Procedures for the fiscal period ended December 31, 200_.

Signed by:
           --------------------------
Title:
       ------------------------------
Print Name:
            -------------------------
Date:
      -------------------------------

     JENNISON'S DOMESTIC PROXY VOTING GUIDELINES

     ELECT DIRECTORS ISSUE CODE 1000

     Vote FOR Directors in uncontested elections

     The board of directors is in the best position to assess the corporation's needs and to recruit individuals whose skills and experience will help the company elect and monitor the performance of a strong management team.

     WITHHOLD votes from any director nominee who has attended less than 75 percent of the board and committee meetings that he or she was scheduled to attend during the previous fiscal year.

     Companies need directors who are fully committed to their responsibilities as representatives of the company's owners - the shareholders. To be effective representatives, directors need to attend scheduled meetings, voice their concerns and cast their votes. When directors do not attend meetings, they are unable to contribute to board discussions and deliberations, for which directors are paid. Absentee directors are not fulfilling their fiduciary duties to shareholders. Setting the threshold at 75 percent of the scheduled meetings allows for unexpected emergencies and occasional conflicts. It is also the level that SEC guidelines require a company to disclose in the annual proxy statement.

     CONTESTED ELECTION OF DIRECTORS ISSUE CODE 1001

     Case by Case

     RATIFY SELECTION OF AUDITORS ISSUE CODE 1010

     Vote FOR management's selection of accountants to audit the corporation's books and records, unless we are aware of a significant controversy in a particular case (i.e. Arthur Andersen in 2002).

     We will vote for management's selection of accountants to audit the corporation's books and records, unless we are aware of significant controversy in a particular case.

     APPROVE NAME CHANGE ISSUE CODE 1020

     Vote FOR a management proposal to change the company's name.

     A corporation's management, subject to review by its board of directors, is responsible for running the day-to-day operations of its businesses. Management is best able to judge whether the corporation's name adequately and accurately reflects the business goals of the company.

     APPROVE OTHER BUSINESS ISSUE CODE 1030

     Vote AGAINST management proposals to approve other business.

     Giving management "carte blanche" to vote a proxy undermines the proxy system. Shareholders deserve the opportunity to consider all specific voting items that come up for a vote at a meeting. To simply give away that right because a voting item has, for one reason or another, been omitted from the proxy card could empower management to vote for a proposal that the shareholders would not support.

     If a voting matter should arise after the mailing date or during the meeting, the meeting should, if necessary, be postponed and the company should mail supplementary proxy materials so that shareholders may make an informed decision on the proposal.

     ADJOURN MEETING ISSUE CODE 1035

     Vote FOR a management proposal to adjourn the meeting.

     Management is in the best position to evaluate the importance of each issue and if the company would benefit by taking additional time to solicit votes. Adjourning the meeting to a later time will save the company the cost of calling another meeting to decide on the issue

     APPROVE TECHNICAL AMENDMENTS ISSUE CODE 1040

     Vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

     For this guideline, technical amendments include restatements to omit spelling or grammatical errors, elimination of references to classes of stock that are no longer outstanding or applicable, or restatement of the business purpose it if such restatement does not alter the company's purpose. They do not include amendments that could affect shareholder rights or claims on the company or that could be deemed to be anti-takeover measures. The charters of many companies require shareholder approval to restate or amend the company's charter or bylaws.


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

     In instances in which shareholder rights are no affected by the restatement, such as a restatement to eliminate grammatical errors, or to change the company's domicile within a state, the restatement is simply a technicality and should be supported because an accurate charter and bylaw is necessary to conduct business.

     APPROVE FINANCIAL STATEMENTS ISSUE CODE 1050

     Vote FOR a management proposals to approve the company's financial statements for the fiscal year.

     This is a routine proposal to be voted in support of management. A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Corporation laws in many countries require firms to present the previous year's accounts to shareholders at the annual meeting.

     Vote AGAINST IF it discharges the directors from responsibility for decisions taken over the year.

     INCREASE AUTHORIZED COMMON STOCK ISSUE CODE 1100

     Vote FOR a management proposal to increase authorized common stock.

     We will generally vote FOR an increase in authorized shares, unless it is determined that the increased shares are likely to be used for anti-takeover purposes. If an increase in authorized shares is part of a takeover defense or is considered "excessive" (JALLC determines "excessive" to be more than a 300% dilution), we normally will vote AGAINST an increase.

     These proposals are often necessary for the normal operation of an issuer's business. Consequently, a vote in favor is generally recommended.

     DECREASE AUTHORIZED COMMON STOCK ISSUE CODE 1101

     Vote FOR a management proposal to decrease authorized common stock.

     A corporation's management team, subject to review by its board of directors, is responsible for day-to-day operations and strategic planning for the corporation. Management is best qualified to judge the corporation's current and future requirements for capital.


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

     AMEND AUTHORIZED COMMON STOCK ISSUE CODE 1102

     Vote CASE-BY-CASE to amend authorized common stock.

     APPROVE COMMON STOCK ISSUANCE ISSUE CODE 1103

     Vote FOR a management proposal to approve the issuance of authorized common stock.

     Vote AGAINST a management proposal to approve the issuance of common stock IF the proposed issuance creates potential dilution of more that 300% of total outstanding voting power before the stock issuance.

     APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS 1104

     Vote CASE BY CASE

     AUTHORIZE PREFERRED STOCK ISSUE CODE 1110

     Vote FOR a management proposal to authorize preferred stock.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

     Vote AGAINST a management proposal to authorize preferred stock IF the board has asked for the unlimited right to set the terms and conditions for the class and may issue the shares for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

     INCREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1111

     Vote FOR a management proposal to increase authorized preferred stock.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning.

     Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

     Vote AGAINST a management proposal to increase authorized preferred stock IF the proposed increase creates potential dilution of more than 300% of authorized preferred shares.

     Vote AGAINST a management proposal to increase the authorized preferred stock IF the board has asked for (or currently has) the unlimited right to set the terms and conditions of the preferred stock and may issue it for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

     DECREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1112

     Vote FOR a management proposal to decrease authorized preferred stock.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for additional capital.

     CANCEL SERIES OF PREFERRED STOCK ISSUE CODE 1113

     Vote FOR a management proposal to cancel a class or series of preferred stock.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Typically these preferred shares have already been redeemed by the company.

     AMEND AUTHORIZED PREFERRED STOCK ISSUE CODE 1114

     Vote FOR a management proposal to amend preferred stock.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Limiting the ability of management and the board to amend preferred stock is unnecessary and may reduce the corporation's ability to meet its capital needs.

     APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK ISSUE CODE 1115

     Vote FOR a management proposal to issue preferred stock.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with the ability to raise additional capital without diluting common shareholders' equity interests. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

     Vote AGAINST a management proposal to approve the issuance of preferred stock IF the voting power represented by the proposed issuance creates potential dilution of more than 300% of the total outstanding voting power before the stock issuance.

     Vote AGAINST a management proposal to issue preferred stock IF the shares are issued with voting rights superior to those available to other shareholders.

     ELIMINATE PREEMPTIVE RIGHTS ISSUE CODE 1120

     Vote CASE-BY-CASE on a management proposal to eliminate preemptive rights.

     RESTORE PREEMPTIVE RIGHT ISSUE CODE 1121

     Vote CASE-BY-CASE on a management proposal to restore preemptive rights.

     AUTHORIZE DUAL CLASS STOCK ISSUE CODE 1130

     Vote AGAINST a management proposal to authorize dual class common stock

     There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations.


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

     Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

     ELIMINATE DUAL CLASS STOCK ISSUE CODE 1131

     Vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

     There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

     AMEND DUAL CLASS STOCK ISSUE CODE 1132

     Vote AGAINST a management proposal to amend authorized dual class or multiple classes of common stock.

     There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

     INCREASE AUTHORIZED DUAL CLASS STOCK ISSUE CODE 1133

     Vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stocks.

     There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

     APPROVE SHARE REPURCHASE ISSUE CODE 1140

     Vote FOR a management proposal to approve share repurchase.


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

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital and the means for raising such capital.

     APPROVE STOCK SPLIT ISSUE CODE 1150

     Vote FOR a management proposal to approve a stock split.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning.

     Therefore, management is best suited to judge the corporation's current and future capital structure.

     We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

     APPROVE REVERSE STOCK SPLIT ISSUE CODE 1151

     Vote FOR a management proposal to approve a reverse stock split.

     A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning.

     Therefore, management is best suited to judge the corporation's current and future capital structure.

     We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

     APPROVE MERGER/ACQUISITION ISSUE CODE 1200

     Vote CASE-BY-CASE on a management proposal to approve merger/acquisition.

     The economic impact of each proposal will be analyzed individually.

     APPROVE RECAPITALIZATION ISSUE CODE 1209

     Vote CASE-BY-CASE on a management proposal to approve re-capitalization.

     The economic impact of each proposal will be analyzed individually.

     APPROVE RESTRUCTING ISSUE CODE 1210


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

     Vote CASE-BY-CASE on a management proposal to approve restructuring.

     The economic impact of each proposal will be analyzed individual

     APPROVE BANKRUPTCY RESTRUCTURING 1211

     Vote CASE-BY-CASE on a management proposal to approve bankruptcy restructuring.

     The economic impact of each proposal will be analyzed individual

     APPROVE LIQUIDATION ISSUE CODE 1212

     Vote CASE BY CASE

     The economic impact of each proposal will be analyzed individual

     APPROVE REINCORPORATION ISSUE CODE 1220

     Vote FOR a management proposal to approve reincorporation.

     A company's board is best qualified to determine the regulatory environment that is best suited to the company's needs. The board should be allowed to take advantage of the statutory structure that it believes offers it the maximum benefits in carrying out its responsibilities. A company may propose a reincorporation for a variety of reasons. These considerations should include the legal structure that best allows the board to respond to real or perceived threats to the corporation and its shareholders. State anti-takeover laws enable management to run the company with a long-term view, free from the distractions of unexpected takeover bids. As a result, these laws are in the best long-term interests of shareholders.

     APPROVE LEVERAGED BUYOUT ISSUE COEE 1230

     Vote CASE-BY-CASE on a management proposal to approve a leveraged buyout. The economic impact of each proposal will be analyzed individual

     APPROVE SPIN OFF ISSUE CODE 1240

     Vote CASE-BY-CASE on a management proposal to approve a spin-off.

     The economic impact of each proposal will be analyzed individual


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

     APPROVE SALE OF ASSETS ISSUE CODE 1250

     Vote CASE BY CASE

     The economic impact of each proposal will be analyzed individual

     ELIMINATE CUMULATIVE VOTING ISSUE CODE 1300

     Vote FOR a management proposal to eliminate cumulative voting.

     Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

     ADOPT CUMULATIVE VOTING ISSUE CODE 1301

     Vote AGAINST a management proposal to adopt cumulative voting.

     Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

     ADOPT DIRECTOR LIABILITY PROVISION ISSUE CODE 1310

     Vote CASE-BY-CASE on a management proposal to adopt director liability provision.

     AMEND DIRECTOR LIABILITY PROVISION ISSUE CODE 1311

     Vote CASE-BY-CASE on a management proposal to amend director liability provision.

     ADOPT INDEMNIFICATION PROVISION ISSUE CODE 1321


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

     We generally support these proposals, since they help corporations attract and retain qualified individuals to serve as directors.

     Jennison will oppose proposals to indemnify directors for liabilities arising from any of the following:

     1.Breach of the director's duty of loyalty

     2.Intentional misconduct, acts not in good faith, or acts in knowing violation of the law

     3.Acts involving unlawful purchase or redemption of stock

     4.Payment of unlawful dividends

     5.Receipt of improper personal benefits

     APPROVE BOARD SIZE ISSUE CODE 1332

     Vote FOR a management proposal to approval board size.

     The board of directors and management of the company are in the best position to determine the optimum size of the corporation's board.

     Vote AGAINST a management proposal to set the board size IF the proposed minimum board size is less than 4 directors.

     NO SHAREHOLDER APPROVAL TO FILL VACANCY ISSUE CODE 1340

     Vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

     Directors serve as the representatives of the shareholders. Shareholders should have the right to approve the appointment of all directors to the board.

     GIVE BOARD AUTHORITY TO SET BOARD SIZE ISSUE CODE 1341

     Vote AGAINST a management proposal to give the board the authority to set the size of the board without shareholder approval.

     Directors represent the interests of shareholders. Shareholders should have the final say in determining the size of the board of directors.

     REMOVAL OF DIRECTORS ISSUE CODE 1342

     Vote FOR a management proposal regarding the removal of directors.


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

     Vote AGAINST a management proposal regarding the removal of directors IF the proposal limits the removal to cases where there is legal cause.

     Directors have a fiduciary responsibility to represent all shareholders, as dictated by law. If they fail to adhere to the laws related to their service, they should be removed. Allowing for directors to be removed without legal cause makes it possible for prejudices or whims to enter into the appraisal process.

     APPROVE NON-TECHNICAL CHARTER AMENDMENTS ISSUE CODE 1350

     Vote AGAINST a management's proposal to approve multiple amendments to the company's certificate of incorporation IF an amendment would have the affect of reducing shareholders' rights.

     Limitations of any kind on shareholders' rights should be avoided. In some cases, these proposals include numerous issues bundled into one proposal. Bundling proposals that limit shareholders' rights with other issues that shareholders routinely would approve does not justify approval if ultimately shareholders' rights would in any way be reduced.

     APPROVE CLASSIFIED BOARD ISSUE CODE 1400

     Vote AGAINST a management proposal to adopt a classified board.

     Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include:
     (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

     AMEND CLASSIFIED BOARD ISSUE CODE 1401

     VOTE AGAINST A MANAGEMENT PROPOSAL TO AMEND A CLASSIFIED BOARD.

     Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their


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

     interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

     REPEAL CLASSIFIED BOARD ISSUE CODE 1402

     Vote FOR a management proposal to repeal a classified board.

     An entire board should be accountable to shareholders annually. With staggered board terms, shareholders' ability to affect the makeup of the board is limited because it would take at least two elections to replace a majority of directors. Classified boards may serve to entrench management. Because only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. Economic studies have shown that adoption of a classified board tends to depress a company's stock price.

     ADOPT POISON PILL ISSUE CODE 1410

     VOTE AGAINST A MANAGEMENT PROPOSAL TO RATIFY OR ADOPT A SHAREHOLDER RIGHTS PLAN (POISON PILL).

     Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

     REDEEM POISON PILL ISSUE CODE 1411

     Vote FOR a management proposal to redeem a shareholder rights plan (poison pill).


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

     Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

     ELIMINATE SPECIAL MEETING ISSUE CODE 1420

     Vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.

     Limiting or eliminating shareholders' rights to call a special meeting could make it easier for management to thwart a takeover. A potential acquirer may exercise his right to call a shareholders' meeting s the shareholders and not management are able to decide on his offer. Since a limitation on the right to convene a shareholder meeting could have an anti-takeover effect, we will vote against the proposal.

     RESTORE SPECIAL MEETING ISSUE CODE 1422

     Vote FOR a management proposal to restore shareholders' right to call a special meeting.

     The ability of shareholders to ball a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

     ELIMINATE WRITTEN CONSENT ISSUE CODE 1430

     Vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.

     The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without


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

     having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

     LIMIT WRITTEN CONSENT ISSUE CODE 1431

     Vote AGAINST a management proposal to limit shareholders' right to act by written consent.

     The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

     RESTORE WRITTEN CONSENT ISSUE CODE 1432

     Vote FOR a management proposal to restore shareholders' right to act by written consents.

     Written consents allow shareholders to initiate actions without calling a special meeting or waiting until the annual meeting. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of thee other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

     ADOPT SUPERMAJORITY REQUIREMENT ISSUE CODE 1440

     Vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business combination.

     Supermajority vote provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Supermajority requirements are often set so high that they discourage tender offers altogether. Economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions. Also, companies sometimes are unable to get a supermajority even when they want it.

     AMEND SUPERMAJORITY REQUIREMENT ISSUE CODE 1443

     VOTE FOR A MANAGEMENT PROPOSAL TO AMEND A SUPERMAJORITY VOTE PROVISION TO APPROVE A MERGER OR OTHER BUSINESS COMBINATION.

     Supermajority vote requirements to approve mergers or other business combinations help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender before they have considered all relevant facts. Requiring supermajority approval of transactions provides protection to minority shareholders.

     ELIMINATE SUPERMAJORITY REQUIREMENT ISSUE CODE 1444

     Vote FOR a management proposal to eliminate a supermajority vote provision to approve a merger or other business combination.

     Supermajority vote requirements stifle bidder interest and discourage tender offers. Shareholder value could suffer if acquisitions or mergers fail to develop because of a voting requirement that makes the transaction's approval uncertain.

     ADOPT SUPERMAJORITY LOCK IN ISSUE CODE 1445

     Always vote AGAINST this proposal.

     Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely.

     AMEND SUPERMAJORITY LOCK IN ISSUE CODE 1446

     Always vote AGAINST this proposal.

     Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely

     ELIMINATE SUPERMAJORITY LOCK IN ISSUE CODE 1447


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

     Vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

     Supermajority vote requirements detract from a simple majority's power to enforce its will. In many cases, the high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making passage of the proposed action all but impossible.

     CONSIDER NON-FINANCIAL EFFECTS OF MERGER ISSUE CODE 1450

     Vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

     The traditional method of corporate governance requires that corporate officers and directors fulfill their fiduciary duty and recognize their first priority is to the owners of their corporation, its shareholders. "Stakeholder" provisions authorize the board to consider factors other than their fiduciary obligation to shareholders. These provisions undermine the preeminence of shareholders. The provisions seek to allow directors to take into account a wide range of discretionary considerations when evaluating a business proposal. As a result, management could cite the effect on other constituencies to justify rejecting a takeover offer that might be in the best interests of the shareholders.

     ADOPT FAIR PRICE PROVISION ISSUE CODE 1460

     Vote FOR a management proposal to establish a fair price provision.

     Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender heir holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders. These provisions are designed to protect shareholders in the event the corporation is acquired under a plan not approved by the Board. Normally, they require that any tender offer made by a third party be made to all shareholders at the same price. Fair pricing provisions attempt to limit "two-tiered takeovers", where a bidder initially offers a premium for enough shares to garner control and thereafter offers a much lower price to the remaining holders (usually smaller investors). Most of these provisions do not apply if an offer is approved by a target's board or if the bidder obtains a specified level of approval from the target's shareholders. While we support fair pricing provisions, we will not vote for them if they are tied to other anti-takeover


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

     provisions (such as excessive supermajority rules) that we oppose. Vote FOR a management proposal to establish a fair price provision.

     AMEND FAIR PRICE PROVISION ISSUE CODE 1461

     Vote AGAINST a management proposal to amend a fair price provision.

     Fair price provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Some economic studies have shown slight negative stock price effects on the adoption of fair price amendments. These provisions often include supermajority vote requirements, which are so high that shareholders feel they may discourage tender offers altogether.

     REPEAL FAIR PRICE PROVISION ISSUE CODE 1462

     Vote AGAINST a management proposal to repeal a fair price provision.

     Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

     ADOPT ANTI GREENMAIL PROVISION ISSUE CODE 1470

     Vote FOR a management proposal to limit the payment of greenmail.

     Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to payments that a raider receives from a company in exchange for the raider's shares and a guarantee he will terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image, among both business associates and consumers. Economic studies show that greenmail devalues a company's stock price.

     ADOPT ADVANCE NOTICE REQUIREMENT ISSUE CODE 1480

     Vote AGAINST a management proposal to adopt advance notice requirements.


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     Advance notice limits shareholders' right to present business or nominate directors at the annual meeting. Limiting shareholders' rights by assuring that management has complete knowledge of all presentations and shareholder nominations serves to entrench management by providing it time to counterattack any issue that it does not support, or by allowing it to dismiss business or a shareholder's nomination for director if not presented in accordance with the notice provisions.

     OPT OUT OF STATE TAKEOVER LAW ISSUE CODE 1490

     Vote CASE BY CASE

     OPT INTO STATE TAKEOVER LAW ISSUE CODE 1491

     Vote CASE BY CASE

     ADOPT STOCK INCENTIVE PLAN ISSUE CODE 1500

     Vote CASE-BY-CASE on a management proposal to adopt a stock option plan for employees.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

     Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

     DILUTION:


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

     Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

     AND

     Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

     Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding

          "Evergreen" Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options:
     We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater
     Options:

          Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.


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

     AMEND STOCK INCENTIVE PLAN ISSUE CODE 1501

     Vote CASE-BY-CASE on a management proposal to amend a stock option plan for employees.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

     Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

     Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding

          "Evergreen" Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options:
     We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater
     Options:

          Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans, which permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

     ADD SHARES TO STOCK INCENTIVE PLAN ISSUE CODE 1502

     Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

     Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

     Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

          "Evergreen" Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options:
     We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater
     Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

     LIMIT PER-EMPLOYEE AWARD ISSUE CODE 1503

     Vote CASE-BY-CASE on a management proposal to limit per-employee annual option awards.

     EXTEND TERM OF STOCK INCENTIVE PLAN ISSUE CODE 1505

     Vote CASE BY CASE

     Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15 %.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

     Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

     Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

     Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

          "Evergreen" Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options:
     We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater
     Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose re-pricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

     ADOPT DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1510

     Vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.

     In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

     AMEND DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1511

     Vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

     In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes


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

     that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

     ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1512

     Vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.

     In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison further believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

     ADOPT EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1520

     Vote CASE-BY-CASE on a management proposal to adopt an employee stock purchase plan.

     Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

     Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the equity dilution represented by the proposed plan, as calculated by IRRC, is more than 10%

     Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

     Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans that allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

     Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

     AMEND EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1521

     Vote CASE-BY-CASE on a management proposal to amend an employee stock purchase plan.

     Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

     ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1522

     Vote CASE-BY-CASE on a management proposal to add shares to an employee stock purchase plan.

     Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

     Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the dilution represented by this proposal is more than 10% of the outstanding common equity.

     Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

     Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%).

     ADOPT STOCK AWARD PLAN ISSUE CODE 1530

     Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for executives.

     DILUTION:

     Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

     AMEND STOCK AWARD PLAN ISSUE CODE 1531

     Vote CASE-BY-CASE on a management proposal to amend a stock award plan for executives.

     DILUTION:

     Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

     ADD SHARES TO STOCK AWARD PLAN ISSUE CODE 1532

     Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for executives.

     DILUTION:

     Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

     AND

     Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

     ADOPT DIRECTOR STOCK AWARD PLAN ISSUE CODE 1540

     Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for non-employee directors.

     Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.

     Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than 15%.

     In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Furthermore, Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

     AMEND DIRECTOR STOCK AWARD PLAN ISSUE CODE 1541

     Vote CASE-BY-CASE on a management proposal to amend a stock award plan for non-employee directors.

     Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution represented by this proposal, as calculated by IRRC, is more than 10%.

     Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

     ADD SHARES TO DIRECTOR STOCK AWARD PLAN ISSUE CODE 1542

     Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for non-employee directors.

     Vote AGAINST a management proposal to a stock award plan for non-employee directors IF the dilution represented by the proposal is more than 10% of the outstanding common stock.

     AND

     Vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

     APPROVE ANNUAL BONUS PLAN ISSUE CODE 1560

     Vote CASE-BY-CASE on a management proposal to approve an annual bonus plan.

     Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

     Vote AGAINST a management proposal to approve an annual bonus plan IF the maximum per-employee payout is not disclosed.

     The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the maximum per-employee payouts may cost an exemption from the $1 million limit on the amount of "non-performance-based pay" that a public company may deduct for income tax purposes. As a result, all management proposals to approve bonus plans that do not disclose maximum per-employee payouts should be opposed.

     Vote AGAINST a management proposal to approve an annual bonus plan IF performance criteria are not disclosed.

     Shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.


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

     APPROVE SAVINGS PLAN ISSUE CODE 1561

     Vote FOR a management proposal to adopt a savings plan.

     The Internal Revenue Service limits the extent to which "highly paid" employees may participate in company-sponsored employee stock purchase plans and savings plans such as 401k savings plans. These proposals allow highly paid executives to enjoy the benefits extended to a broad base of company employees.

     APPROVE OPTION/STOCK AWARDS ISSUE CODE 1562

     Vote CASE-BY-CASE on a management proposal to grant a one-time stock option.

     Vote AGAINST a management proposal to grant a one-time stock option IF the option is priced at less than 90% of the fair market value on the grant date.

     Vote AGAINST a management proposal to grant one-time option/stock award IF the dilution represented by the award, as calculated by IRRC, is more than 10% percent.

     Vote AGAINST a management proposal to approve a stock option or stock award IF minimum equity overhang from all company plans including this proposal, as calculated by IRRC, is more than 15% of the total outstanding common equity.

     ADOPT DEFERRED COMPENSATION PLAN ISSUE CODE 1563

     Vote CASE-BY-CASE on a management proposal to adopt a deferred compensation plan.

     APPROVE LONG-TERM BONUS PLAN ISSUE CODE 1564

     Vote FOR a management proposal to approve a long-term bonus plan.

     Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

     Vote AGAINST a management proposal to approve a long-term bonus plan IF the maximum per-employee payout is not disclosed.

     The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the performance criteria used to generate executive bonus payouts may cost an exemption from the $1 million limit on the amount of "non-performance based pay" that a public company may deduct for income tax purposes. In addition, shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

     APPROVE EMPLOYMENT AGREEMENTS ISSUE CODE 1565

     Vote FOR a management proposal to approve an employment agreement or contract.

     Employment agreements/contracts are necessary to attract, retain and motivate executives. Companies must offer these arrangements to key executives to remain competitive.

     AMEND DEFERRED COMPENSATION PLAN ISSUE CODE 1566

     Vote FOR a management proposal to amend a deferred compensation plan.

     Companies frequently sponsor deferred compensation plans that allow executives and non-employee directors to defer pay and any related taxes until some later date. The deferred amounts usually may be deposited into interest-bearing accounts or invested in company stock accounts. Frequently, payouts under deferred compensation plans are made in cash. These plans represent a fairly standard component of executive and non-employee director compensation packages. Since these plans do not constitute a significant addition to executive and non-employee director pay packages, proposals to adopt deferred compensation plans should be supported.

     EXCHANGE UNDERWATER OPTIONS ISSUE CODE 1570

     Vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

     Shareholders are harmed by the practice of re-pricing or replacing so-called "underwater" options. This practice constitutes a giveaway to executives.


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     Shareholders do not have the same protection from falling prices. It negates the notion of tying management incentives to stock performance.

     AMEND ANNUAL BONUS PLAN ISSUE CODE 1581

     Vote FOR a management proposal to amend an annual bonus plan.

     Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

     REAPPROVE OPTION/BONUS FOR OBRA ISSUE CODE 1582

     Vote FOR a management proposal to re-approve a stock option or bonus plan for satisfying requirements of the OBRA.

     Incentive plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since incentive plans are generally tied to performance, these proposals should be supported. Maintaining performance-based qualifications under Section 162(m) are important so that the company is not charged an accounting expense for the compensation issued under these plans.

     Vote AGAINST a management proposal to re-approve a stock option or bonus plan IF the maximum per-employee payout is not disclosed.

     Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees if performance criteria are not disclosed.

     Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees IF the company authorized the re-pricing or replacement of underwater options without shareholder approval within the past three years.

     AMEND LONG TERM BONUS PLAN ISSUE CODE 1586

     Vote FOR a management proposal to amend a long-term bonus plan.

     Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.


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     SP-SHAREHOLDER APPROVAL OF AUDITIORS ISSUE CODE 2000

     Vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

     The company, through the audit committee, is in the best position to select an auditor. Shareholders should defer to management in this matter.

     SP-AUDITORS MUST ATTEND ANNUAL MEETING ISSUE CODE 2001

     Vote AGAINST a shareholder proposal calling for auditors to attend the annual meeting.

     Meeting attendance by the auditor serves no useful purpose, since the Securities and Exchange Commission mandates detailed financial disclosure by the company in its annual report, 10-K and other filings.

     SP-LIMIT CONSULTING BY AUDITORS ISSUE CODE 2002

     Vote AGAINST a shareholder proposal to limit consulting by a company's independent auditors.

     The Sarbanes-Oxley Act of 2002 ("the Act") contains provisions that establish safeguards that promote auditor independence. Since the Act requires audit committees to pre-approve non-audit services, there is no need to set arbitrary limitations on the provision of these services. An independent oversight board, which the SEC oversees, is responsible for setting audit, quality control, and ethical standards for audits and is responsible for inspecting, investigating and disciplining firms and their accountants. Subject to regulatory restrictions, audit committees should have discretion to determine whether to use their outside audit firm or another firm for services not related to the audit process. An accountant's familiarity with the company's financial structure, gained through providing non-audit services, can improve the quality of the audit.

     SP-ROTATE AUDITORS ISSUE CODE 2003

     Vote AGAINST a shareholder proposal asking the company to rotate its auditors.

     Mandatory auditor rotation could prevent an auditor from developing a detailed understanding of a company's business, operations, systems, legal structure and accounting practices, and therefore, would reduce the quality and efficiency of the


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     audit process. In addition, it could be costly to the company. Because of the limited pool of accounting firms, auditor rotation may be difficult to implement.

     SP-RESTORE PREEMPTIVE RIGHTS ISSUE CODE 2010

     Vote FOR a shareholder proposal to restore preemptive rights.

     In the absence of preemptive rights, direct stock issuances dilute the positions of stockholders. These rights permit investors to maintain their relative equity position in a company. Preemptive rights reinforce the notion that shareholders own the corporation and are entitled to anything of value distributed by the company, including the opportunity to buy potentially valuable new securities. These rights enable shareholders to maintain their proportional ownership in a company and preserve their voting interests. Moreover, studies indicate that preemptive rights offerings are less expensive than underwritten offerings.

     SP-STUDY SALE OR SPIN-OFF ISSUE CODE 2030

     Vote CASE BY CASE

     SP-ADOPT CONFIDENTIAL VOTING ISSUE CODE 2100

     Vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of proxy ballots.

     The entire corporate governance system is built on the foundation of the proxy voting process. If the voting system is not fair, the system will not work. It is essential that corporations provide confidential treatment to shareholders and tabulation by a third party for all proxies, ballots and voting authorizations. Proxy voting should be conducted under the same rules of confidentiality that apply to voting in political elections. Open balloting allows companies to re-solicit shareholders to urge them to change their votes--which shareholder proponents do not have an opportunity to do--and creates an opportunity for coercion. Confidential voting minimizes the possibility that shareholders, especially money managers, will be subject to conflicts of interests. Any minimal costs that must be incurred in implementing a confidential voting policy are outweighed by the benefits to shareholders.

     SP-COUNTING SHAREHOLDER VOTES ISSUE CODE 2101

     Vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.


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     The true measure of support in any voting system is the number of votes cast for and against a particular proposal. A ballot marked "abstain" or a non-vote represents the absence of any real indication of support. When such votes are tabulated, however, they have the effect of a vote against the resolution.

     SP-NO DISCRETIONARY VOTING ISSUE CODE 2102

     Vote FOR a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

     The board of directors should not have the right to vote signed but unvoted ballots. The true measure of support in any voting system is the number of votes cast for and against a particular proposal. An unmarked ballot represents the absence of any real indication of support.

     SP-EQUAL ACCESS TO THE PROXY ISSUE CODE 2110

     Vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

     SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

     SP-IMPROVE MEETING REPORTS ISSUE CODE 2120

     Vote AGAINST a shareholder proposal to improve annual meeting reports.

     SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.


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     SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2130

     Vote AGAINST a shareholder proposal to change the annual meeting location.

     The location of the annual meeting is a non-issue. Attendance at the meeting by proxy is always an option. The vast majority of shareholders choose not to attend annual meetings in person, even those that are held in major metropolitan areas. Keeping it at a fixed location can be cost-effective and reasonable, and it is best to leave the issue to the discretion of management and the board.

     SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2131

     Vote AGAINST a shareholder proposal to change the annual meeting date.

     Changing the annual meeting date could delay the annual meeting and result in increased costs by requiring separate mailings of the proxy statement and the annual report. In addition, because the fiscal years of many companies end in December, meeting date conflicts are inevitable. Finally, most shareholders do not attend the annual meetings in person and choose to do so by proxy.

     SP-BOARD INCLUSIVENESS ISSUE CODE 2201

     Vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

     Diversity on the board is important. A vote for a non-binding shareholder proposal seeking to increase the participation of women and minorities on the board sends the proper signal to the board, but it does not compromise the flexibility of the board to search for the best possible candidates.

     SP-INCREASE BOARD INDEPENDENCE ISSUE CODE 2202

     Vote AGAINST a shareholder proposal to increase board independence.

     The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary limits. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined. The use of an arbitrary standard for "independence" would limit the board's ability to nominate the best candidates.


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     SP-DIRECTOR TENURE/RETIREMENT AGE ISSUE CODE 2203

     Vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

     We believe that experienced board members can bring continuity and insight into the management of a company. Term limits may result in the loss of good board members. Therefore, we will vote against term limit proposals.

     SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS ISSUE CODE 2204

     Vote FOR a shareholder proposal to require minimum stock ownership by directors.

     We encourage directors to own stock and thereby more closely align themselves with the stockholders. We recognize that management may choose to seek directors from a wide range of economic backgrounds. We believe, therefore, that minimum stock ownership requirement should be set at reasonable levels

     SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD ISSUE CODE 2205

     Vote CASE BY CASE

     SP-DIRECTOR'S ROLE IN CORPORATE STRATEGY ISSUE CODE 2206

     Vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

     Strategy planning tasks are within the normal definition of the directors' role and do not need to be specifically disclosed, and/or are adequately defined in most companies' existing documents. Too much disclosure regarding strategy formation may put the company at a competitive disadvantage.

     SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE ISSUE CODE 2210

     Vote FOR a shareholder proposal calling for an all-independent nominating committee.


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     These proposals suggest that an independent nominating committee (without any management representatives) be established to choose new board candidates. Proponents of this amendment suggest that an independent nominating committee is essential to ensure an independent and accountable board. We agree. Management can be involved in the selection of outside directors by providing recommendations to the nominating committee

     SP-CREATE NOMINATING COMMITTEE ISSUE CODE 2211

     Vote FOR a shareholder proposal to create a nominating committee of the board.

     Directors represent shareholder interests and are responsible for selecting and monitoring the corporation's management team. As a result, a nominating committee should be established to ensure that the most qualified directors, including individuals who are free of ties to incumbent management, are nominated to the board. A nominating committee would focus on the structure and membership of the entire board and would allow the full board to concentrate on other issues.

     SP-CREATE SHAREHOLDER COMMITTEE ISSUE CODE 2212

     Vote FOR a shareholder proposal urging the creation of a shareholder committee.

     Shareholder committees provide shareholders with forums to channel their views to the board. These committees also give shareholders an opportunity to discuss issues relevant to their investments in corporations.

     SP-INDEPENDENT BOARD CHAIRMAN ISSUE CODE 2214

     Vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

     The directors owe a fiduciary duty to shareholders to enhance the long-term value of the corporation. The board of directors is in the best position to assess the corporation's needs and to create the best possible structure of the company's management. The requirement for an independent chairman would add an unnecessary layer of bureaucracy to the management of the company and could dilute the power of the CEO to provide effective leadership. The board should be able to turn to a non-employee chairman when the circumstances dictate, such as an unexpected vacancy or a transitional period. But arbitrarily forcing a split of the jobs of CEO and chairman of the board may not be in the best interest of the corporation.


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     SP-LEAD DIRECTOR ISSUE CODE 2215

     Vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

     The directors are elected to oversee the corporation on behalf of the owners--the shareholders. A lead director can act as an independent conduit of communication to the board and often is encouraged when the CEO also holds the board chair position. A lead director would be responsible for coordinating the non-employee director's evaluation of the board's performance and the contribution of each board member. Implementation of this proposal would establish a formal structure to promote an active role by independent directors on the board.

     SP-ADOPT CUMULATIVE VOTING ISSUE CODE 2220

     Vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

     Cumulative voting may give minority shareholders too much voting control and may divide the board into conflicting special interests, undermining the board's ability to work in the best interests of all shareholders.

     SP-REQUIRE NOMINEE STATEMENT IN PROXY ISSUE CODE 2230

     Vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

     The board is best qualified to select the nominees for the board. Directors are usually selected after a search process that includes personal interviews and background checks. The company should only be required to comply with the Securities and Exchange Commission's disclosure requirements for each nominee and the implementation of this proposal would put the company at a competitive disadvantage. Forcing directors to comply with any further requirements may discourage qualified individuals from serving on the board.

     SP-DOUBLE BOARD NOMINEES ISSUE CODE 2231

     Vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.


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     This type of election system would create a political environment in which nominees compete with each other for the available board seats. The appropriate role of the directors is to present shareholders with a slate of director candidates who are most qualified and who are ready, willing and able to oversee the management of a company's affairs. The implementation of this proposal would make the recruitment of potential directors more difficult and would preclude the board from fulfilling its fiduciary responsibility of advising shareholders on matters in which they are asked to vote.

     SP-DIRECTOR LIABLILITY ISSUE CODE 2240

     Vote FOR a shareholder proposal to make directors liable for acts or omissions that constitutes a breach of fiduciary care resulting from a director's gross negligence and/or willful neglect.

     Directors' business decisions while serving on a board can involve serious consequences. Their conduct can have a large impact, financially and otherwise, on the welfare of a company and its shareholders. Increasing directors' personal accountability for their actions on the board will encourage directors to uphold their fiduciary duties in making these business decisions. This will cause directors to conduct themselves with increased diligence, and will help prevent corruption and negligence among the board.

     SP-REPEAL CLASSIFIED BOARD ISSUE CODE 2300

     Vote FOR a shareholder proposal to repeal a classified board.

     Classified boards may serve to entrench management. Since only a minority of the directors stand for election each year, shareholders do not have the ability to out any other directors who may be acting in a fashion that is against the interests of shareholders.

     SP-REDEEM OR VOTE ON POISON PILL ISSUE CODE 2310

     Vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill/shareholder rights plan.

     Poison pill plans go to the heart of who owns the company - shareholders or the board. Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pill plans may harm shareholder value, and can entrench management by deterring stock acquisition offers that are not favored by


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     the board of directors. Instead of fostering negotiations, poison pill plans are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Pill plans may tend to depress stock price and promote poor corporate performance. Several studies and other analyses point to a drop in share value at the time of the adoption of a rights plan. Shareholders, not the directors, are best qualified to determine when and for what price they will sell their shares.

     SP-ELIMINATE SUPERMAJORITY PROVISION ISSUE CODE 2320

     Vote FOR a shareholder proposal that seeks to eliminate supermajority vote requirements.

     Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

     SP-REDUCE SUPERMAJORITY PROVISION ISSUE CODE 2321

     Vote FOR a shareholder proposal that seeks to reduce supermajority vote requirements.

     Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

     SP-REPEAL FAIR PRICE PROVISION ISSUE CODE 2324

     Vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

     Fair price provisions help guard against two-tiered tender offers in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with such an offer may force shareholders to tender before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.


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     SP-RESTORE RIGHT TO CALL A SPECIAL MEETING ISSUE CODE 2325

     Vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.

     The ability of shareholders to call a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

     SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT ISSUE CODE 2326

     Vote FOR a shareholder proposal to restore shareholders' right to act by written consents.

     Written consent allows shareholders to initiate actions without calling a special meeting or waiting until the annual meeting.

     Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

     SP-PROHIBIT TARGETED SHARE PLACEMENT ISSUE CODE 2330

     Vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

     The corporation's management team, subject to the review of the board of directors, is responsible for the company's day-to-day operations and strategic planning. As a result, it is best suited to judge the corporation's current and future requirements for raising additional capital. Targeted share placements are less expensive to execute than issuing stock, do not require the high interest rate of traditional debt and can be structured to benefit a limited number of parties. Placing limits on the ability of management and the board to issue blocks of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.


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     SP-OPT OUT OF STATE TAKEOVER STATUTE ISSUE CODE 2341

     Vote CASE-BY-CASE on a shareholder proposal seeking to force the company to opt out of a state anti-takeover statutory provision.

     SP-REINCORPORATION ISSUE CODE 2342

     Vote AGAINST a shareholder proposal to reincorporate the company in another state.

     The board is best qualified to determine the state regulatory environment that is best suited to the company's needs. The board must have the flexibility to take advantage of the appropriate statutory structure that it believes offers it the flexibility to respond to real or perceived threats to the corporation and its shareholders. Economic studies on state anti-takeover statutes have yielded mixed results. Some studies have found that the adoption of state laws has no significant impact on share value. As a result, there is no clear evidence that the adoption of anti-takeover statutes affect share value or that such laws deter takeovers.

     SP-ADOPT ANTI-GREENMAIL PROVISION ISSUE CODE 2350

     Vote FOR a shareholder proposal to limit greenmail payments.

     Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to a payment that a raider receives from a company in exchange for the raider's shares and a guarantee to terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on corporate image, among both business associates and consumers. Some economic studies show that greenmail devalues a company's stock price.

     RESTRICT EXECUTIVE COMPENSATION ISSUE CODE 2400

     Vote AGAINST a shareholder proposal to restrict executive compensation.

     Compensation packages may serve to align executive and shareholder interests. Shareholders should not seek to micromanage the board's executive compensation systems, and should defer to the judgment of the board in these matters.


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     Vote AGAINST a shareholder proposal to restrict executive compensation IF the proposal attempts to limit executive pay without linking compensation to a financial performance measure.

     Executive pay levels can be excessive, which becomes a particular concern when pay levels are not tied sufficiently to financial performance. Linking pay to performance is a key issue for shareholder value, and proposals urging such a link merit support.

     SP-DISCLOSE EXECUTIVE COMPENSATION ISSUE CODE 2401

     Vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

     In 1992, the Securities and Exchange Commission amended the proxy statement disclosure requirements for executive pay. Disclosure of executive compensation beyond what the SEC requires provides no new meaningful information to shareholders and is unnecessary

     SP-RESTRICT DIRECTOR COMPENSATION ISSUE CODE 2402

     Vote AGAINST a shareholder proposal to restrict director compensation.

     Compensation packages are necessary to attract, motivate and retain qualified directors. Compensation packages may serve to align director and shareholder interests. Shareholders should not seek to micro-manage the board's existing compensation systems, and should defer to the judgment of the board in these matters.

     SP-CAP EXECUTIVE PAY ISSUE CODE 2403

     Vote AGAINST a shareholder proposal to cap executive pay.

     Pay caps are not in the best interests of shareholders. Caps may put a company at a competitive disadvantage by negatively affecting its ability to attract, motivate and retain highly qualified executives. A company using pay caps may risk getting stuck with mediocre managers and losing its best talent to higher paying companies.

     SP-PAY DIRECTORS IN STOCK ISSUE CODE 2405


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     Vote AGAINST a shareholder proposal calling for directors to be paid solely with company stock.

     Compensation packages are necessary to attract, motivate and retain qualified directors. Shareholders should not seek to micromanage the board's compensation systems, and should defer to the judgment of the board in determining the proper balance of directors' compensation packages.

     SP-APPROVE EXECUTIVE COMPENSATION ISSUE CODE 2406

     Vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

     Shareholders do not have the expertise necessary to determine appropriate and competitive pay levels. Directors are elected by shareholders to oversee the management of the company. Shareholders should defer to the judgment of the board in these matters

     SP-RESTRICT DIRECTOR PENSIONS ISSUE CODE 2407

     Vote FOR a shareholder proposal calling for the termination of director retirement plans.

     Retirement benefits for non-employee directors are unnecessary and inappropriate. These plans may create a conflict of interest by encouraging directors to remain on the board for no other reason than to receive retirement benefits. Few companies provide these benefits to shareholders.

     SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE ISSUE CODE
     2408

     Vote AGAINST shareholder proposals that ask management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

     While proposals asking companies to link pay to social performance ostensibly relate to executive compensation, the real intent of the proposal is to change company practices on employee and environmental issues, which fall within the realm of ordinary business matters that should be left to the judgment of managers. Pay should be linked to financial performance, and non-financial criteria can cloud the picture. To the extent that pay should include non-financial


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     criteria, the board should exercise its judgment on appropriate measures, and not be pushed on this issue by shareholders.

     SP-NO REPRICING OF UNDERWATER OPTIONS ISSUE CODE 2409

     Vote FOR a shareholder resolution seeking shareholder approval to re-price or replace underwater stock options.

     Stock options can be very lucrative for employees and are justified because they provide a key element in compensation packages aligning the interest of executives with that of shareholders. However, stock options are valuable only if the stock price increases from the day the option is granted. Programs that allow the company to re-price or replace underwater options (turn in options with exercise prices above the current market value of the stock for new options at or below the market value) eliminate the downside exposure executives face to a fall in the stock's price.

     SP-GOLDEN PARACHUTES ISSUE CODE 2414

     Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

     Golden parachutes, which are severance packages contingent upon a change in control, are in the best interests of shareholders. Since parachutes provide specified benefits, they ensure that executives will continue to devote their time and attention to the business despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs. Even during periods free from takeover threats, golden parachutes are in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have also become a standard component of executive pay packages, so the packages help companies offer competitive compensation packages. In light of these reasons, the board of directors should have the discretion to adopt future golden parachutes.

     Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes IF the highest payout formula of current agreements does not exceed 3 times an executive's salary and bonus.

     Even during periods free from takeover threats, golden parachutes, which are severance packages contingent upon a change in control, are frequently in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have become a standard component of executive pay packages, and may be necessary to remain competitive in attracting key


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     executives. While golden parachutes may be in the best interests of shareholders, some may be excessive. Golden parachutes should be opposed if the potential payouts to any of the covered executives exceed the level set forth in this guideline.

     SP-AWARD PEFORMANCE BASED STOCK OPTIONS ISSUE CODE 2415

     Vote AGAINST a shareholder resolution seeking to award performance-based stock options.

     Stock options generally are awarded at the fair market value on the day they are granted. Executives should benefit from any increase in the value of the stock after the option is granted, just as shareholders realize the increased value of their holdings.

     SP-EXPENSE STOCK OPTIONS ISSUE CODE 2416

     Vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

     Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report. Most companies report the cost of stock options on a pro-forma basis in a footnote in the annual report, rather than include the option costs in determining operating income.

     Companies will likely cut back on option grants if they are considered an expense, which will ultimately hurt rank and file employees. There is no reliable and standard way to calculate the value of options. Current valuation methods, like the Black-Scholes method, were designed to price short-term tradable options and depend on speculative assumptions. In addition, options are not an expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Current disclosure is sufficient as the costs are already disclosed in the notes to financial statements in the company's 10-K filing

     SP-PENSION FUND SURPLUS ISSUE CODE 2417

     Vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

     Executive incentive compensation should be determined without regard to any pension fund income, so that the compensation of senior executives will be more


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     closely linked to their performance in managing the business. We believe that using "vapor profits," defined as pension fund earnings, in compensation calculations unfairly boost payouts and awards, and distorts the principle of pay for performance. We believe that only true operating income should be considered in determining executive compensation. This would discourage companies from using pension accounting to manage their earnings by changing assumptions to boost the amount of pension income that can be factored into operating income. It may also discourage companies from boosting pension income at the expense of employees and retirees by reducing anticipated benefits or withholding improved benefits.

     SP-CREATE COMPENSATION COMMITTEE ISSUE CODE 2420

     Vote FOR a shareholder proposal to create a compensation committee.

     Compensation decisions and policies for executive pay should be made by a committee, and this committee should be composed of directors who are not employed by the company and do not have significant personal or business relationships with the company. This ensures that executive pay decisions are made in the best interests of shareholders by directors who are free from potential conflicts of interest.

     SP-HIRE INDEPENDENT COMPENSATION CONSULTANT ISSUE CODE 2421

     Vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

     Setting an arbitrary standard for the compensation committee is unnecessary and not in the best interests of shareholders. Directors are elected by shareholders to oversee the management of the company, and shareholders should defer to their judgment in establishing the composition and membership of board committees.

     SP-INCREAS3E COMPENSATION COMMITTEE INDEPENDENCE ISSUE CODE 2422

     Vote AGAINST a shareholder proposal to increase the independence of an audit committee.

     The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders


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     without being hindered by arbitrary rules. In addition, regulatory rules ensure the independence of these committees. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined.

     SP-INCREASE KEY COMMITTEE INDEPENDENCE ISSUE CODE 2501

     Vote FOR a shareholder proposal to increase the independence of the board's key committees.

     Directors are charged with selecting and monitoring the corporation's management team. The board must be structured to encourage nominations of "independent" directors--individuals who are free of ties to management. The best way to accomplish this is to limit membership on the board's key committees to directors who have no ties to the company other than those relationships created as a result of their service on the board.

     SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY ISSUE CODE 3000

     Vote AGAINST shareholder proposals that ask management to develop or report on their human rights policies.

     Asking management to develop or promote human rights policies could expose its business in certain countries to political retaliation and loss of market share or government contracts. The promotion of human rights overseas is the responsibility of the citizens and governments of those countries and of international diplomacy. We therefore believe it is inappropriate to ask management to develop or report on human rights policies.

     SP-REVIEW OPERATION'S IMPACT ON LOCAL GROUPS ISSUE CODE 3005

     Vote AGAINST shareholder proposals that ask management to review or report on its operations' impact

     We believe that it is not management's responsibility, but government's, to review, resolve or adjudicate such conflicts.

     SP-BURMA-LIMIT OR END OPERATIONS ISSUE CODE 3030


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     Vote AGAINST shareholder proposals that ask management to cut financial and business ties to Burma's military regime, or to withdraw from or suspend operations in Burma.

     The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate.

     SP-BURMA-REVIEW OPERATIONS ISSUE CODE 3031

     Vote AGAINST shareholder proposals that ask for a comprehensive report on operations in or contracting from Burma.

     The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate. .

     SP-CHINA NO USE OF FORCED LABOR ISSUE CODE 3040

     Vote AGAINST a shareholder proposals that ask management to certify that company operations are free of forced labor.

     We are satisfied that the company maintains reasonable safeguards against developing relationships with organizations that use forced labor. In addition, the attempt to influence such labor practices could complicate commercial and political relationships that may be important to the company. Thus, the certification proposal is unnecessary.

     SP-CHINA ADOPT CODE OF CONDUCT ISSUE CODE 3041

     Vote AGAINST shareholder proposals that ask management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China or of similar codes.

     We believe adoption of the code would be inappropriate because U.S. companies should not engage in the internal political affairs of host countries to press for human rights. Moreover, management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws.


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     Should these laws change, we believe management will take the steps necessary to comply with any new regulations.

     SP-REVIEW MILITARY CONTRACTING CRITERIA ISSUE CODE 3100

     Vote AGAINST shareholder proposals that ask management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

     The resolution is unnecessary and inappropriate because management, in the course of pursuing its routine business interests, already considers, acts on, and releases information on many of the criteria that are of concern to the resolution's proponents. Requiring management to create and publicize a special set of guidelines to govern the way it arrives at, and implements, decisions regarding its Pentagon contracts would constitute an unnecessary duplication of effort, a distraction and a costly burden on the company.

     Moreover, the proponents of the resolution are motivated by political and ideological considerations, which are most appropriately addressed in forums other than corporate proxy statements and annual meetings.

     SP-REVIEW ECONOMIC CONVERSION ISSUE CODE 3110

     Vote AGAINST shareholder proposals that ask management to create a plan for converting company facilities that are dependent on defense contracts toward production for commercial markets.

     Conversion planning and forays by defense contractors into commercial markets historically have resulted in unacceptably high rates of failure. The preferred solution to the displacements posed by downturns in defense spending is to allow market forces to run their course, and to allow management to respond to the changing market environment to the best of its ability, unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

     SP-REVIEW SPACE WEAPONS ISSUE CODE 3120

     Vote AGAINST shareholder proposals that ask management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

     Responsibility for deciding whether developing a certain military technology is essential for the nation's defense resides exclusively with the executive and


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     legislative branches of the U.S. government. Defense contractors have an obligation to participate in programs deemed by our elected officials to be in the national interest. Asking a defense contractor to publicly address the issue of its participation in the development of ballistic missile defense technologies and related space systems would involve management in the inappropriate second-guessing of the national security decisions of the nation's elected representatives.

     Moreover, shareholders interested in knowing more about corporate participation in the development of ballistic missile defense technologies and related space systems can usually gain a clearer picture of any given company's activities by referring to existing, open sources of information. Preparing a special report on an area that represents a relatively small percentage of the company's total business activities would constitute an unnecessary and costly burden on management.

     SP-REVIEW FOREIGN MILLITARY SALES ISSUE CODE 3130

     Vote AGAINST shareholder proposals that ask management to report on the company's foreign military sales or foreign offset activities.

     Responsibility for deciding whether to sell military equipment to allied nations (and under what terms) resides exclusively with the U.S. government. Asking a defense contractor to publicly address the issue of its foreign military sales would involve management in the inappropriate second-guessing of the foreign policy decisions of the nation's elected representatives. Similarly, we note that offsets have become a necessary component of successful bids, and that U.S. defense contractors must already report to the U.S. government on the terms of their offset agreements. Although they may have some short-term disadvantages, the long-term benefits can include developing business relationships that could lead to valuable technology upgrade contracts in the future. Responsibility for deciding whether to sell military equipment to allied nations--and under what terms--resides exclusively with the U.S. government, and a definitive U.S. policy is under review according to the terms of the Defense Offsets Disclosure Act of 1999.

     Provided that the company is in compliance with U.S. law, it should be allowed to pursue its opportunities in foreign markets as it sees fit. Management is in the best position to determine whether the company's foreign military contracts will yield a positive net income in the short run and maintain or improve its competitive position in the long run. It therefore should be able to go about its business unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.


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     SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3150

     Vote AGAINST shareholder proposals that ask management to limit or end nuclear weapons production.

     The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

     SP-REVIEW NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3151

     Vote AGAINST shareholder proposals that ask management to review nuclear weapons production.

     The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

     SP-REVIEW CHARITABLE GIVING POLICY ISSUE CODE 3210

     Vote AGAINST shareholder proposals that ask companies to review or disclose their charitable giving policy and programs.

     We believe that corporate giving programs can contribute to shareholder value and serve society. Companies tend to focus their charitable giving in the


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     communities where they operate, and they receive good will and improved customer relations from making these contributions. However, we also believe that charitable contributions are routine business decisions that should be made by management, with oversight from the board of directors and auditors. Therefore, asking management to review or report on its charitable giving program constitutes unwarranted shareholder interference in management's routine business decisions, and we will not support such proposals. Management is best positioned to determine how much to give and to whom and how to structure its program.

     SP-LIMIT OR END CHARITABLE GIVING ISSUE CODE 3215

     Vote AGAINST shareholder proposals to limit or end charitable giving.

     We believe that the company's giving program contributes to shareholder value and serves society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. Moreover, companies today are broadly expected to maintain charitable giving programs as part of their overall corporate responsibility. We therefore oppose proposals that ask companies to limit or end their charitable giving

     SP-REVIEW POLITICAL SPENDING ISSUE CODE 3220

     Vote AGAINST shareholder proposals that ask companies to increase disclosure of political and PAC contributions and activities.

     It is up to the board of directors and auditors to ensure oversight of political contributions and any company PACs, which are routine business matters. Moreover, adequate disclosure is required by current federal law, so requested reports (particularly on disclosure of PAC contributions) are unnecessary. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

     SP-LIMIT OR END POLITICAL SPENDING ISSUE CODE 3221

     Vote AGAINST shareholder proposals that ask companies to limit or end their political contributions.

     It is up to the board of directors and auditors to ensure oversight of political contributions, which are routine business matters. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts


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     to further restrict the corporate role or to require greater disclosure should focus on legislative change.

     SPDISCLOSE PRIOR GOVERNMENT SERVICE ISSUE CODE 3222

     Vote AGAINST shareholder proposals requesting the disclosure of company executives' prior government service.

     Management is in the best position to determine who is best qualified to meet the needs of the company. The proposals are unnecessary, because management follows the disclosure requirements mandated by the Securities and Exchange Commission in the proxy statement, the 10-K and other company reports. We also respect the right of privacy of the individuals who would be a part of this disclosure.

     SP-AFFIRM POLITICAL NONPARTISANSHIP ISSUE CODE 3224

     Vote AGAINST shareholder proposals requesting affirmation of political nonpartisanship.

     These proposals are unnecessary. Federal law allows companies to sponsor and provide administrative support to political action committees, but prohibits direct donations or coerced employee participation. Thus, employees already have recourse to legal action should such coercion occur.

     SP-REVIEW TOBACCO MARKETING ISSUE CODE 3300

     Vote AGAINST shareholder proposals that ask management to report on or change tobacco product marketing practices.

     The regulation of marketing practices is a responsibility of national and local governments as well as the 1998 Master Settlement Agreement, which mandates a series of marketing reforms. Outside of those defined areas of jurisdiction, tobacco companies have rightful discretion over how to market their products. Individual companies should not be asked to report or institute marketing policies that may be addressed through regulatory or legal action. Moreover, management must consider that any actions it takes unilaterally to restrict tobacco product marketing practices, independent of government action or irrespective of local custom, could harm its competitive position if other tobacco companies do not respond in kind. Finally, some may view changes in tobacco product marketing practices as an acknowledgement of past shortcomings, inviting new lawsuits against the companies. We therefore oppose resolutions asking management to report on or change tobacco product marketing practices.


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     SP- REFRAIN FROM CHALLENGING GOVT LAWS

     Vote AGAINST shareholder proposals that ask a company to refrain from challenging legislation, regulations and government studies related to tobacco.

     Management is in the best position to decide what actions are needed to ensure the profitable operation of our company. The manufacture, marketing and use of tobacco products is legal in the United States, and it is in our company's best interest to maintain a reputable corporate image in the public eye, and to continue to manufacture and market its products in a free-market economy. For this reason we support a company's right to challenge governmental regulation, legislation and studies related to tobacco. We oppose all proposals that ask a company to give up this right.

     SP-SEVER LINKS WITH TOBACCO INSUSTRY ISSUE CODE 3307

     Vote AGAINST shareholder proposals to sever the company's links to the tobacco industry.

     Management is generally in the best position to make decisions about what investments and lines of business are suitable for the company. The manufacture, marketing and use of tobacco and related products are legally sanctioned throughout the world. Any further regulations or restrictions on tobacco business activity are rightly the responsibility of governments, not shareholders. Short of such regulation, reporting on or dissolving ties with the tobacco industry by the company is likely to result in unnecessary expenses and/or loss of revenues and profits, and therefore is not in the company's or the shareholders' interests. We therefore oppose all proposals that ask a company to report on or approve dissolution of links with the tobacco industry.

     SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH ISSUE CODE 3308

     Vote AGAINST shareholder proposals to review or reduce tobacco harm to health IF the proposal concerns adoption of a no-smoking policy for a facility or place of business.

     The decision to smoke is a personal one and a right protected by law. Some scientific studies suggest smoking may damage the health of non-smokers as well as smokers. In 1993, the U.S. Environmental Protection Agency listed environmental tobacco smoke (ETS) as a class A carcinogen, on a par with


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     asbestos, radon gas and other airborne toxins. However, this ruling has been overturned on court challenges by the tobacco industry.

     Though the trend over the last 10 years has been toward adoption of smoking restrictions in workplaces, we believe the decision to smoke is a personal one and should be protected wherever it is not regulated by law. Policies concerning workplace smoking should be based on particular circumstances of a given company, facility or group of employees, and should not be decided by shareholders. For these reasons, we oppose proposals that ask a company to adopt a no-smoking policy for a facility or place of business.

     SP-REVIEW OR PROMOTE ANIMAL WELFARE ISSUE CODE 3320

     Vote AGAINST shareholder proposals that ask management to review or promote animal welfare.

     Government regulation is the most appropriate mechanism for ensuring that farm and laboratory animals are treated humanely, protecting human health. Product testing and maintaining a properly run chain of supply for food animals used for company products also are quintessentially ordinary business matters that are most properly the purview of management.

     Suggesting additional levels of management oversight for animal welfare at farms that produce animals used for company products would be burdensome and expensive. The company can have little control over conditions at its food suppliers, beyond insisting that legal standards for animal welfare and sanitation are met.

     Companies at times must use animal tests to ensure product safety; the science is simply not yet there to allow for the complete replacement of all animal tests. In addition, no animal tests may be more expensive, and federal law still encourages many animal safety tests, as do foreign governments. At any rate, companies generally use the lowest possible number of animals in product safety tests, exhausting all alternatives before turning to animals; animal use has fallen substantially as a result. Any requested reports might well be misused by animal protection groups to further attack the company on other related grounds.

     SP-REVIEW DRUG PRICING OR DISTRIBUTION ISSUE CODE 3340

     Vote AGAINST shareholder proposals that ask companies to report or take action on pharmaceutical drug pricing or distribution.

     Pricing policy is a quintessential ordinary business issue that should not be brought to shareholders. Further, price restraint policy is a bad business idea


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     because it would tie the hands of management, which needs to be as flexible as possible in hostile market conditions. Adopting a price restraint policy would threaten research and development investments, which are the lifeblood of the industry. It is also not in the best interest of fiduciaries to lobby for price restraint, which could lower profit margins for the company and its shareholders. Further, to adopt a price restraint policy unilaterally would put the company at a competitive disadvantage compared with other firms in the industry that do not have a similar policy.

     Reports on how the company prices its products are unnecessary because this is an ordinary business matter that is properly only the purview of management. A report also might reveal information that competitors could use to undercut the company, something we particularly cannot afford in today's difficult business climate. Information on pricing policy also might be misused by industry critics, who have a long record of twisting reports to suit their own political agenda; this is a risk we cannot afford given the U.S. health care debate, possible domestic price constraints imposed by government, and tricky questions of international markets.

     We therefore vote against all proposals asking for drug price restraint or disclosure.

     SP-OPPOSE EMBRYO/FETAL DESTRUCTION ISSUE CODE 3350

     Vote AGAINST shareholder proposals that ask companies to take action on embryo or fetal destruction.

     This is an ordinary business decision.

     SP-REVIEW NUCLEAR FACILITY/WAST ISSUE CODE 3400

     Vote AGAINST shareholder proposals that ask companies to review or report on nuclear facilities or nuclear waste.

     The nuclear power industry is closely regulated in the United States. The U.S. National Regulatory Commission, which has oversight responsibility for both commercial nuclear reactors and research reactors, annually conducts about 2,000 inspections of nuclear material licensees. These inspections cover areas such as training of personnel who use materials, radiation protection programs and security of nuclear materials. The NRC also requires reactor operators to have defenses against commando attack by several skilled attackers and to conduct background checks on employees. Moreover, the NRC posts quarterly updates, on its website, of its assessments of every nuclear plant operating in the United States.


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     Given the regulatory oversight that already exists and detailed assessment reports that are already available to the public, we believe that proposals that ask companies to issue special reports or conduct special reviews for their shareholders on their nuclear operations are redundant and an unjustifiable drain on company resources

     SP-REVIEW ENERGY EFFICIENCY & RENEWABLES ISSUE CODE 3410

     Vote AGAINST shareholder proposals that ask companies to reduce their reliance on nuclear and fossil fuels, to develop or use solar and wind power, or to promote energy efficiency, or to review or report these issues.

     We believe that decisions about the level or mix of energy to use or develop are business strategy matters best left to management to make in response to regulatory requirements, technological developments, and supply and demand. We note that U.S. government agencies such as the Nuclear Regulatory Commission and the Environmental Protection Agency already impose certain restrictions on energy producers to protect environmental and human health. Achieving energy efficiency gains or installing renewable technologies almost always entails added capital investments and expenses. If cost-effective ways of reducing energy use are available, one can assume the company already is exploiting such opportunities, because it is in its financial interest to do so. Similarly, if a company is not using or purchasing renewable energy, one can assume that no cost-effective sites or purchasing options are available.

     The costs of regulatory compliance, plus the price signals generated by energy supply and demand, generate sufficient information to management for it to determine which energy path is most cost-effective, making special reviews and reports to shareholders unnecessary. Therefore, we oppose all proposals that ask management to report on or increase energy efficiency or to report, use or develop wind and solar power.

     SP-ENDORSE CERES PRINCIPLES ISSUE CODE 3420

     Vote FOR shareholder proposals that ask management to endorse the Ceres principles.

     Virtually all corporations affect the environment and have a responsibility to protect it. With costs of environmental compliance rising, companies that pay close attention to the environment are in a better position to control these costs and maintain their profitability. In addition, a strong environmental focus may


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     lead to product innovations that fulfill growing demand for environmentally sound products and services.

     The Ceres principles, as a broad statement of environmental policy, encourage companies to take a pro-active approach in managing their environmental affairs. While the principles are generic, and meant to apply to all industries, companies may tailor them to suit their own circumstances. Major corporations such as BankAmerica, Coca-Cola, General Motors, Nike and Northeast Utilities have endorsed the Ceres principles yet maintain their own company-specific set of environmental principles as well.

     Some investors and consumers are skeptical of claims made by corporations about their commitments to protect the environment. A company that endorses the Ceres principles and completes the Ceres Report form may bolster its public standing -- and thus its economic well-being -- by sharing information with its stakeholders: investors, employees, neighboring communities and consumers. An endorsing company may also find that interaction with environmental and investor groups that belong to Ceres constitutes a low-cost sounding board or consultant for its environmental affairs.

     One final economic consideration is that companies implementing environmental compliance monitoring and self-audit programs tend to fare better in enforcement proceedings than companies that do not, according to Environmental Protection Agency and Department of Justice guidelines. Companies that promptly report and fully remedy compliance violations are less likely to face criminal penalties (although civil actions remain an enforcement option). Endorsing the Ceres principles and completing the Ceres Report may augment such a disclosure process. Moreover, information disclosed to the public in the Ceres Report may bring corporations one step closer toward standardized, accountable measures of environmental performance, which will aid investors in making future investment decisions.

     SP-CONTROL GENERATION OF POLLUTANTS ISSUE CODE 3422

     Vote AGAINST shareholder proposals that ask management to control emissions of pollutants.

     Emission of pollutants is an inevitable consequence of most manufacturing processes. The authority to restrict these emissions is properly vested in the government and should not be usurped by shareholders. Concerned shareholders have an opportunity to take part in the public rulemaking process, just as corporations do. It is not appropriate for them to use the shareholder resolution process as a platform for their ideas.


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     Moreover, controlling emissions of pollutants usually entails added capital investments and expenses. If cost-effective ways of controlling emissions are available, one can assume that the company already is exploiting such opportunities, because it is in its financial interest to do so. If the company is not controlling emissions to the extent desired by the proponent, it may be because such controls would be costly to implement, provide little added benefit to the environment and/or adversely affect the company's competitive position.

     SP-REPORT ON ENVIORNMENTAL IMPACT OR PLANS ISSUE CODE 3423

     Vote AGAINST shareholder proposals that ask companies to report on their environment impact or plans.

     Industry and government have responded to the public's desire for information on corporate environmental impacts and plans. The 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. In addition, many companies have set up Community Advisory Panels in communities where their plants are located. Now it is even commonplace for large industrial companies to issue stand-alone annual environmental reports outlining their progress on major environmental initiatives.

     Therefore, we believe shareholder requests for additional information on corporate environmental impacts or plans are already addressed in a number of government regulations and industry programs, making further communication and information exchanges duplicative and unnecessary. At the same time, a willingness to respond to such requests could lead to a costly and open-ended process with opponents of the company's operations and/or development plans. Their ultimate desire may be to generate negative publicity and introduce opposing views in the company's decision making process that results in costly and perhaps unwarranted changes in project development plans. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

     SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE ISSUE CODE 3425

     Vote AGAINST shareholder proposals that ask management to report or take action on climate change.


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     We believe major uncertainties remain about climate change and the appropriateness of policies to address it. In 2001, President George W. Bush withdrew U.S. support of the Kyoto Protocol, an international treaty that sets targets and timetables to reduce greenhouse gas emissions in industrialized countries. Most U.S. companies support the President's move.

     We believe it is not appropriate or in shareholders' best interests to ask management to report or take action on climate change unilaterally. Moreover, estimating the potential costs, benefits and liabilities of addressing climate change is highly uncertain in light of the remaining scientific, political and legislative uncertainties. Concerned shareholders have other opportunities to take part in the public debate over global warming and should not use the shareholder resolution process as a platform for their views. Management is vested with responsibility to take action when it is in the financial interest of the company to do so -- and to report to shareholders when and if it determines that developments may materially affect the company. Accordingly, there is no need for shareholders to make this special request of management.

     REVIEW OR CURB BIOENGINEERING ISSUE CODE 3430

     Vote AGAINST shareholder proposals that ask management to report on, label or restrict sales of bioengineered products.

     There are no substantive differences between foods made with ingredients from genetically modified plants and foods from plants that have been conventionally bred. The introduction of a single gene into a plant is a natural improvement on the plant crossbreeding that began with the domestication of wild grain. Scientists have been studying genetic modification for decades and the U.S. government reviews new genetically modified plants to ensure that they do not pose a threat to humans or the environment. The genetically modified plants currently being grown benefit the environment and farmers by increasing crop yields and reducing the amount of pesticides required. Rice that has been genetically modified to contain Vitamin A is already available in countries where a lack of that vitamin kills and blinds hundreds of thousands of children each year; in the future genetic modification may lead to plants that contain other nutrients, allowing people worldwide to lead longer and healthier lives. A significant backlash against genetic modification could impede this life-saving scientific progress.

     A substantial percentage of farmers prefer to grow genetically modified crops--in 2001, 63 percent of all soybeans and 24 percent of all corn grown in the United States were genetically modified varieties. Corn and soybeans are used for ingredients including cooking oils, sweeteners and starches, and are therefore


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     present in the vast majority of foods. In many cases, however, the genetic modification affects only a plant's leaves, which are not eaten and are therefore absent from food products made from the plant. Many grain dealers mix modified and non-modified crops, so raw agricultural materials available in the open market are assumed to contain some genetically modified materials unless they have been certified otherwise. These certified agricultural products are more expensive, and quantities large enough for all of a major food manufacturer's products may be difficult to obtain.

     Labeling of foods made from genetically modified plants, as some resolutions request, would put companies at a serious competitive disadvantage. At present, the only foods including information on genetic modification on their labels are made by companies that do not use genetically modified plants. A label simply stating that a food was made from genetically modified plant materials might cause consumers to buy the product of a competitor that also used genetically modified plants, but did not say so on the package label. FDA's current labeling requirements do not leave sufficient room on many packages to explain to consumers that genetically modified plants are safe to eat and may help the environment.

     SP-PRESERVE/REPORT ON NATURAL HABITAT ISSUE CODE 3440

     Vote AGAINST shareholder proposals that ask companies to preserve natural habitat.

     We believe that decisions on preserving open space and wilderness areas are the purview of government policymakers at local, regional and national levels. Companies should be free to make investments and site facilities wherever such land use is not barred by laws or regulation. For shareholders to impose further restrictions on management's investment, exploration and development options could put the company at a competitive disadvantage and harm shareholder value.

     SP-REVIEW DEVELOPING COUNTRY DEBT ISSUE CODE 3500

     Vote AGAINST shareholder proposals asking companies to review their developing country debt and lending criteria and to report to shareholders on their findings.

     We believe that risk management policies and procedures are best left to management's discretion and that it is inappropriate for shareholders to request that management report on its criteria for lending to developing and/or emerging market economies


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     SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES ISSUE CODE 3503

     Vote AGAINST shareholder proposals that request companies to assess the environmental, public health, human rights, labor rights or other socio-economic impacts of their credit decisions.

     We feel it is the responsibility of members of local civil society and governments--not shareholders--to determine what kinds of development projects and lending activities are appropriate. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. In addition, reports on the subject could distract management or attract unwanted scrutiny of the company's practices and only serve to support arguments that commercial banks should incorporate social or environmental criteria into decisions on loans.

     SP-REVIEW FAIR LENDING POLICY ISSUE CODE 3520

     Vote AGAINST shareholder proposals requesting reports and/or reviews of plans and/or policies on fair lending practices.

     Beyond assessments based on creditworthiness, risk and other financial matters, we feel it is the responsibility of governments--not shareholders--to establish regulations on lending. Several laws already bar various discriminatory or predatory lending practices. These include the Community Reinvestment Act, which obligates banks to meet the credit and deposit needs of all the communities in which they are chartered, and the three major laws that protect consumers in the mortgage-lending arena: the Truth in Lending Act (TILA), the Real Estate Settlement Procedures Act (RESPA) and the Home Ownership and Equity Protection Act (HOEPA). A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

     SP-REVIEW PLANT CLOSINGS ISSUE CODE 3600

     Vote AGAINST shareholder proposals that ask companies to establish committees to consider issues related to facilities closure and relocation of work.

     The proposed committee is an unnecessary distraction for board members, and inappropriately involves employees and outside community representatives in


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     decisions about plant closings and relocation of work. These decisions should be made by management and the board based on their analysis of what is in the best interest of the company and its shareholders. With rapid technological and other changes leading to rapid changes in production and employment, it is important that management have a free hand to respond quickly to new opportunities. The proposed committee could hamper management in making appropriate investment decisions.

     SP-REPORT ON EEO ISSUE CODE 3610

     Vote FOR shareholder proposals that ask management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

     Equal employment opportunity is an appropriate area of concern for shareholders. Effective equal employment opportunity policy provides a company with two significant economic benefits: the avoidance of costly settlement or fines for violating federal discrimination laws and potentially increased earnings from a diverse work force able to compete in an increasingly global marketplace.

     An independent, overall assessment of a company's equal employment opportunity programs and policies is beneficial, yet obtaining information from the government about a company's work force can be time-consuming or costly. Moreover, such information is not available in all instances. If a company is not a federal contractor or has not been involved in litigation, its EEO-1 reports are not available from the government, and even if it is the Department of Labor also may decline to release its EEO-1 reports. Furthermore, the company itself is the only source of some information, such as a summary of its affirmative action programs and policies and data on specific job categories that are more narrowly defined than in the EEO-1 reports. Because of federal reporting requirements, the costs to companies of complying with shareholder resolutions requesting EEO reporting are relatively small.

     More disclosure from management to shareholders on affirmative action programs is generally desirable. We believe that reporting to shareholders on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

     Vote AGAINST shareholder proposals that ask management to report on the company's affirmative action policies and programs IF the company's EEO-1 reports and compliance record indicate it has an average or above-average employment record.


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     While a company's willingness to disclose its EEO-1 reports is a significant factor, a company's record in the area of affirmative action is ultimately the criterion by which it should be judged. If the representation of women and minorities in a company's work force is below the industry average, particularly in upper-tier job categories, it would be helpful for the company to provide supplemental or interpretive data explaining the company's particular challenges in meeting its affirmative action goals. Shareholders also would find a summary of the company's affirmative action program helpful in assessing management's efforts to recruit and retain women and minorities. Similar explanatory data would provide little benefit to shareholders of a company that has an average or above-average employment record, because its record suggests it already is addressing affirmative action issues in a satisfactory manner.

     SP-DROP SEXUAL ORIENTATION FROM EEO POLICY ISSU CODE 3614

     Vote AGAINST shareholder proposals that ask management to drop sexual orientation from EEO policy.

     An explicit company ban on anti-gay discrimination is the most important step a company can take to deter anti-gay harassment and discrimination in its workplace. In the absence of a federal prohibition on discrimination based on sexual orientation, gay and lesbian employees are dependent on local laws and corporate policies for protection. Only 12 states and fewer than 150 cities and counties have adopted laws barring sexual orientation discrimination in private employment. Furthermore, being dependent on local laws can hamper an employee's ability to transfer within a company or to take advantage of other job opportunities.

     Equal employment for lesbians and gay men is a financial as well as a legal issue for corporations. Barring discrimination based on sexual orientation is essential to recruiting and retaining talented gay employees; nearly 60 percent of the companies in the Fortune 500 have such a policy in place. Companies that ignore equal protection also will open themselves to eventual litigation, as well as adverse publicity. The company would likely become the target of gay groups if it were to drop the reference to sexual orientation.

     Another rationale to vote against this proposal is that equal employment opportunity practices are ordinary business matters that are up to management to decide.

     SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY ISSUE CODE 3615


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     Vote AGAINST shareholder proposals that ask management to adopt a sexual orientation non-discrimination policy.

     Equal employment opportunity practices are ordinary business matters that are up to management to decide. Moreover, nearly every company has a corporate-wide non-discrimination statement designed to prohibit harassment or discrimination on any basis in its workplace. Such policies are sufficient; references to specific groups of people should be limited to classes protected under federal legislation, such as racial minorities or women. Listing additional groups in non-discrimination policies would divert attention from the basic need for a workplace free of harassment and employment discrimination and would open the door for other groups to request specific mention as well. The company also could become the target of adverse publicity from conservative groups if it were to adopt such a policy.

     SP-REVIEW MEXICAN WORK FORCE CONDITIONS ISSUE CODE 3621

     Vote AGAINST shareholder proposals that ask management to report on or review Mexican operations.

     Management is in the best position to make decisions about pay, working conditions and environmental protection procedures. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. Mexican law defines the environmental precautions that companies must follow, and a fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise environmental issues that are more appropriately dealt with by government regulators. A review or report to shareholders on Mexican operations also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on Mexican operations.

     SP-ADOPT STANDARDS FOR MEXICAN OPERATION ISSUE CODE 3622

     Vote AGAINST shareholder proposals that ask management to adopt standards for Mexican operations.

     This is an ordinary business decision.

     SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES ISSUE CODE 3630


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     Vote AGAINST shareholder proposals that ask management to review or implement the MacBride principles.

     Matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment laws provide reasonable safeguards against discrimination, and there is no reason to ask the company to implement the MacBride principles. Management should not be hamstrung in implementing policy in this sensitive area by broad-stroke requirements placed on management by shareholders. The practical meaning of the MacBride principles is not clear, and we have reservations about the wording of some of the principles. Thus, the MacBride code at best is unnecessary and at worst is counterproductive.

     SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE ISSUE CODE 3632

     Vote AGAINST shareholder proposals that ask companies to encourage their contractors and franchisees to implement the MacBride principles.

     We believe that companies whose presence in Northern Ireland is through franchises or subcontractors have limited control over the fair employment policies and practices of these businesses. Attempts to influence those policies could complicate commercial relationships that may be important to the company. Thus, we do not believe the company should try to get those with whom it does business in Northern Ireland to implement the MacBride principles. This position is reinforced by our view that matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment law provides reasonable safeguards against discrimination. Contractors and franchisees should not be hamstrung in implementing policy in this sensitive area by broad-stroke principles urged on them by the company's shareholders.

     SP-REVIEW GLOBAL LABOR PRACTICES ISSUE CODE 3680

     Vote AGAINST shareholder proposals that ask management to report on or review their global labor practices or those of their contractors.

     Management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should


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     be used to raise issues that are more appropriately dealt with by government regulators. A review or report to shareholders on company and contractor labor practices also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on labor standards.

     SP-MONITOR/ADOPT ILO CONVENTIONS ISSUE CODE 3681

     Vote AGAINST shareholder proposals that ask management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.

     Management is in the best position to make decisions about workplace rules. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

     Moreover, a code based on the ILO's core conventions may conflict with local government laws and therefore pose obstacles for enforcement, such as guaranteeing freedom of association for workers at supplier or company-owned facilities located in China. In addition, such a policy might undermine business models based on flexible supply chains, since enforcing a code would require time-consuming inspections and might limit the number of suppliers available at any given time to produce products, causing profits to drop and shareholder returns to diminish. We therefore vote against resolutions asking companies to enforce core ILO conventions.

     SP-REPORT ON SUSTAINABILITY ISSUE CODE 3700

     Always vote AGAINST shareholder proposals requesting reports on sustainability.

     Companies operating in the United States are already required to report extensively on financial, materially significant environmental matters, diversity policy and other issues that relate to sustainability. With regard to environmental reporting, the 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. Major U.S. employers are


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     also required to report to the government on their workforce, by race and sex, in each of nine major job categories, and, if they are federal contractors, to issue affirmative action plans. There are many more example of U.S. corporate reporting requirements on social and environmental issues.

     Therefore, we believe shareholder requests for additional information on sustainability issues are duplicative and unnecessary. Further disclosure is not necessarily beneficial to a company, largely because it would not be able to completely control the process by which its information would be evaluated. Inappropriate comparisons with other companies or across industries could lead to adverse publicity, unwarranted litigation or shareholder divestment. Preparing explanatory data to aid interpretation of the information would be time-consuming. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.


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

     LEGG MASON CAPITAL MANAGEMENT, INC.

     PROXY PRINCIPLES AND PROCEDURES

     OVERVIEW

     Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

     PRINCIPLES

     Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

     PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

     ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.


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     Please see LMCM's proxy voting guidelines, which are attached as Schedule
     A, for more details.


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     PROCEDURES

     OVERSIGHT

     LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

     LIMITATIONS

     LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

     PROXY ADMINISTRATION

     LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

     Upon receipt of proxy materials:

     Compliance Review

     A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

     1. IDENTIFYING POTENTIAL CONFLICTS. IN IDENTIFYING POTENTIAL CONFLICTS OF INTEREST THE COMPLIANCE OFFICER WILL REVIEW THE FOLLOWING ISSUES:

     (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;


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     (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

     (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

     2. ASSESSING MATERIALITY. A POTENTIAL CONFLICT WILL BE DEEMED TO BE MATERIAL IF THE COMPLIANCE OFFICER DETERMINES IN THE EXERCISE OF REASONABLE JUDGMENT THAT THE CONFLICT IS LIKELY TO HAVE AN IMPACT ON THE MANNER IN WHICH THE SUBJECT SHARES ARE VOTED.

     If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

     If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

     (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

     (b) After the determination is made, the following procedures will apply:

     (i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

     (ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

     A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

     B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

     Proxy Officer Duties

     The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will


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     maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

     Proxy Administrator Duties

     The Proxy Administrator:

     1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

     2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

     3. Will use best efforts to obtain missing proxies from custodians;

     4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

     5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

     6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

     7. Obtains evidence of receipt and maintains records of all proxies voted.

     RECORD KEEPING

     The following documents are maintained onsite for two years and in an easily accessible place for another three years:

     1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

     2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

     3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

     4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.


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     5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.


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

     SCHEDULE A
     PROXY VOTING GUIDELINES

          LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

          FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

          1)   Obligations of the Board of Directors

          2)   Compensation of management and the Board of Directors

          3)   Take-over protections

          4)   Shareholders' rights

PROXY ISSUE                                            LMCM GUIDELINE
-----------                                            --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of       For
unrelated directors, independent of management

NOMINATING PROCESS: independent nominating committee   For
seeking qualified candidates, continually assessing
directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS:         For
Boards must be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                        For

STAGGERED BOARDS                                       Against

SEPARATION OF BOARD AND MANAGEMENT ROLES               Case-by-Case
(CEO/CHAIRMAN)

COMPENSATION REVIEW PROCESS: compensation committee    For
comprised of outside, unrelated directors to ensure
shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support          For
limitation of liability and provide indemnification

AUDIT PROCESS                                          For

BOARD COMMITTEE STRUCTURE: audit, compensation, and    For
nominating and/or


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

governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of        For
normal board activities amts should be approved by a
board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                  Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and   For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director,          For
shareholder advisory committees, requirement that
candidates be nominated by shareholders, attendance
at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                    For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING    For
CEO)

VOTES FOR SPECIFIC DIRECTORS                           Case-by-Case

- Continued -

PROXY ISSUE                                            LMCM GUIDELINE
-----------                                            --------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:         Case-by-Case

FORM OF VEHICLE: grants of stock options, stock        Case-by-Case
appreciation rights, phantom shares and restricted
stock

PRICE                                                  Against plans whose
                                                       underlying securities
                                                       are to be issued at
                                                       less than 100% of the
                                                       current market value

RE-PRICING: plans that allow the Board of Directors    Against
to lower the exercise price of options already
granted if the stock price falls or under-performs
the market

EXPIRY: plan whose options have a life of more than    Case-by-Case
ten years

EXPIRY: "evergreen" stock option plans                 Against


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

DILUTION:                                              Case-by-Case - taking
                                                       into account value
                                                       creation, commitment
                                                       to shareholder-friendly
                                                       policies, etc.

VESTING: stock option plans that are 100% vested       Against
when granted

PERFORMANCE VESTING: link granting of options, or      For
vesting of options previously granted, to specific
performance targets

CONCENTRATION: authorization to allocate 20% or        Against
more of the available options to any one individual
in any one year

DIRECTOR ELIGIBILITY: stock option plans for           Case-by-Case
directors if terms and conditions are clearly
defined and reasonable

CHANGE IN CONTROL: stock option plans with change      Against
in control provisions that allow option holders to
receive more for their options than shareholders
would receive for their shares

CHANGE IN CONTROL: change in control arrangements      Against
developed during a take-over fight specifically to
entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to      Against
outside directors in event of a change in control

BOARD DISCRETION: plans to give Board broad            Against
discretion in setting terms and conditions of
programs

EMPLOYEE LOANS: Proposals authorizing loans to         Against
employees to pay for stock or options

DIRECTOR COMPENSATION: % of directors' compensation    For
in form of common shares

GOLDEN PARACHUTES                                      Case-by-Case

EXPENSE STOCK OPTIONS                                  For


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

SEVERANCE PACKAGES: must receive shareholder           For
approval

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED     Against
PLANS

RELOAD OPTIONS                                         Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES     Against

EMPLOYEE STOCK PURCHASE PLANS                          Case-by-Case

- Continued -

PROXY ISSUE                                            LMCM GUIDELINE
-----------                                            --------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond         Against
ensuring the equal treatment of shareholders in the
event of a bid and allowing the corp. enough time to
consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND       Case-by-Case
OTHER PURCHASE TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements      Against
that serve to prevent competing bids in a takeover
situation

CROWN JEWEL DEFENSES                                   Against

PAYMENT OF GREENMAIL                                   Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"         Against
PROVISIONS: provisions that seek to limit the
discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for           Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)

POISON PILLS: receive shareholder ratification         For

REDEMPTION/RATIFICATION OF POISON PILL                 For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY                                 For

SHAREHOLDERS

DUAL-CLASS SHARE STRUCTURES                            Against

LINKED PROPOSALS: with the objective of making one     Against
element of a proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or     Against
an increase in, blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:       Against
management seeks to increase the number of votes
required on an issue above two-thirds of the
outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount     For
requested is necessary for sound business reasons

SHAREHOLDER PROPOSALS                                  Case-by-Case

STAKEHOLDER PROPOSALS                                  Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING   Against
RIGHTS TO BE DETERMINED BY THE BOARD WITHOUT PRIOR
SPECIFIC SHAREHOLDER APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability     For
to buy back shares from particular shareholder at
higher-than-market prices

PREEMPTIVE RIGHTS                                      For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP        For
REQUIRE PRIOR SHAREHOLDER APPROVAL (including
"anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT            For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS            For

SOCIAL AND ENVIRONMENTAL ISSUES                        As recommended by
                                                       Company Management

REIMBURSING PROXY SOLICITATION EXPENSES                Case-by-Case


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

     LORD, ABBETT & CO. LLC

     PROXY VOTING POLICIES AND PROCEDURES

     INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities;
     (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting


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

     policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

     SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

     Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

     Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

     SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder


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

     proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


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

     Election of Directors

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5) Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

     Incentive Compensation Plans

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.


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

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2) Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

     Shareholder Rights

     Cumulative Voting

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

     Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

     Supermajority Voting

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.


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

     TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

     1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

     2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

     3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

     -    No dead-hand or no-hand pills.

     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.


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

     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

     SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

     MARSICO CAPITAL MANAGEMENT, LLC
     PROXY VOTING POLICY AND PROCEDURES

     Statement of Policy

     1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

     - MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

     - In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

     - MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

     - In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted"


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

          or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

     - MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

     - MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

     DEFINITIONS

     2. By "best interests of MCM's clients," MCM means clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

     3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or another BAC subsidiary, or when MCM has actual knowledge that MCM or BAC or another BAC subsidiary may have a significant interest in the subject matter or outcome of a proxy vote.

     3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC


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

     and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

     PROCEDURES: MCM INVESTS IN COMPANIES WITH MANAGEMENT TEAMS THAT SEEK SHAREHOLDERS' BEST INTERESTS, AND USUALLY VOTES PROXIES WITH MANAGEMENT RECOMMENDATIONS

     4. MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interests of MCM's clients.

     5. In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents -- such as, without limitation, proposals that would effect changes in corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters - could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on MCM's analysis if in MCM's view such a vote appears consistent with the best interests of clients. As further examples, in MCM's sole discretion, it may vote against a management recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management in order to oppose management proposals that are not shareholder-friendly in MCM's view.


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

     6. MCM periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM's general view that a management team is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company's management team no longer appears to be serving shareholders' best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management recommendations, or selling shares of the company.

     PROCEDURES: USE OF AN INDEPENDENT SERVICE PROVIDER

     7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM's instructions based on MCM's Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not cause such a service provider to vote proxies for MCM based on the service provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

     PROCEDURES: VOTING/ABSTENTION/NO ACTION/OTHER EXCEPTIONS

     8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by many factors, including MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.


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

     9.a MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain or take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM).

     9.b. MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM's view, or as an alternative to voting with (or against) management.

     10. The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

     ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

     11. In certain circumstances, such as when the issuer or other proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

     12. MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM's voting of the proxies.

     13. Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3.a. and 3.b. above) between MCM's interests and clients' interests may appear to exist, MCM generally will, to avoid any appearance concerns, follow an alternative procedure rather than vote or otherwise process


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     ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

     (i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

     (ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

     MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

     14. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

     (ii) Abstaining or taking no action on the proxies; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

     VOTING BY CLIENT INSTEAD OF MCM

     15. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

     16. MCM generally cannot implement client proxy voting guidelines (and may instead encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's policy or with MCM's vote-by-vote analysis.


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     17. MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

     PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

     18. MCM's Client Services staff has primary responsibility for implementing MCM's Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

     19. Members of MCM's Investment staff, such as security analysts generally review proxy proposals as part of their ongoing assessment of companies.

     RECORDKEEPING

     20.a. MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and

     (vi) Written responses by MCM to written or oral client requests.

     20.b. MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation that does not involve general matters relating to corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

     20.c. MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to vote against general


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     corporate governance issues, or to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when MCM has sold or determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as in certain situations addressed in section 8 above.

     21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

     22. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

     23. All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

     AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

     24. MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

     * * *

     MCM's Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.


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Approved by: /s/ Steven Carlson
             ------------------------
Title: Chief Compliance Officer
Effective Date: October 1, 2004


Policy Amended: February 10, 2006


Approved by: /s/ Steven Carlson
             ------------------------
Title: Chief Compliance Officer
Effective Date: February 10, 2006


Policy Amended: July 19, 2006


Approved by: /s/ Steven Carlson
             ------------------------
Title: Chief Compliance Officer
Effective Date: July 19, 2006


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                                         (MFS(SM) INVESTMENT MANAGEMENT(R) LOGO)

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

     PROXY VOTING POLICIES AND PROCEDURES

     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH 1, 2006

               Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

               The MFS Proxy Voting Policies and Procedures include:

               A.   Voting Guidelines;

               B.   Administrative Procedures;

               C.   Monitoring System;

               D.   Records Retention; and

               E.   Reports.

     A. VOTING GUIDELINES

     1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

               MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the


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          interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

               MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

               As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

               From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2. MFS' Policy on Specific Issues

               ELECTION OF DIRECTORS


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               MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options;
          or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

               MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

               MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

               MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:


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          -    Establish guidelines for the process by which the company
               determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

          - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

          - Vest management of the process in the company's independent directors, other than the nominee in question; and

          - Outline the range of remedies that the independent directors may consider concerning the nominee.

               CLASSIFIED BOARDS

     MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

     NON-SALARY COMPENSATION PROGRAMS

               Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the


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          issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.


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               "GOLDEN PARACHUTES"

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.


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          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          Confidential Voting

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.


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               INDEPENDENT AUDITORS

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               SOCIAL ISSUES

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social


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          issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

               FOREIGN ISSUERS

               MFS WILL EVALUATE ITEMS ON PROXIES FOR FOREIGN COMPANIES IN THE CONTEXT OF THE GUIDELINES DESCRIBED ABOVE, AS WELL AS LOCAL MARKET STANDARDS AND BEST PRACTICES. PROXIES FOR FOREIGN COMPANIES OFTEN CONTAIN SIGNIFICANTLY MORE VOTING ITEMS THAN THOSE OF U.S. COMPANIES. MANY OF THESE ITEMS ON FOREIGN PROXIES INVOLVE REPETITIVE, NON-CONTROVERSIAL MATTERS THAT ARE MANDATED BY LOCAL LAW. ACCORDINGLY, THE ITEMS THAT ARE GENERALLY DEEMED ROUTINE AND WHICH DO NOT REQUIRE THE EXERCISE OF JUDGMENT UNDER THESE GUIDELINES (AND THEREFORE VOTED IN FAVOR) FOR FOREIGN ISSUERS INCLUDE THE FOLLOWING: (I) RECEIVING FINANCIAL STATEMENTS OR OTHER REPORTS FROM THE BOARD; (II) APPROVAL OF DECLARATIONS OF DIVIDENDS; (III) APPOINTMENT OF SHAREHOLDERS TO SIGN BOARD MEETING MINUTES; (IV) DISCHARGE OF MANAGEMENT AND SUPERVISORY BOARDS; (V) APPROVAL OF SHARE REPURCHASE PROGRAMS; (VI) ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS AND (VII) APPOINTMENT OF AUDITORS.

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

     B. ADMINISTRATIVE PROCEDURES

          1.   MFS PROXY REVIEW GROUP

               The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel


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          from the MFS Legal and Global Investment Support Departments. The MFS
          Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

     2. POTENTIAL CONFLICTS OF INTEREST

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

     In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

     The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3. GATHERING PROXIES

     Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related


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     material directly to the record holders of the shares beneficially owned by
     MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

               MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4. ANALYZING PROXIES

               Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

               As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(15) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

----------
(15) FROM TIME TO TIME, DUE TO TRAVEL SCHEDULES AND OTHER COMMITMENTS, AN APPROPRIATE PORTFOLIO MANAGER OR RESEARCH ANALYST IS NOT AVAILABLE TO PROVIDE A RECOMMENDATION ON A MERGER OR ACQUISITION PROPOSAL. IF SUCH A RECOMMENDATION CANNOT BE OBTAINED WITHIN A FEW BUSINESS DAYS PRIOR TO THE SHAREHOLDER MEETING, THE MFS PROXY REVIEW GROUP MAY DETERMINE TO VOTE THE PROXY IN WHAT IT BELIEVES TO BE THE BEST LONG-TERM ECONOMIC INTERESTS OF MFS' CLIENTS.


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

               As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

          5. VOTING PROXIES

               In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

               It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

               When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

               MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their


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          respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

     E. REPORTS

     MFS FUNDS

               MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and
          (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

     ALL MFS ADVISORY CLIENTS

               At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

               Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


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

MFC GLOBAL INVESTMENT MANAGEMENT

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

PROXY VOTING POLICY

ISSUED: AUGUST 2003


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

                                 ADMINISTRATION
MCM                   PROXY VOTING POLICIES AND PROCEDURES               Page 1

     MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM (USA)") manages money on behalf of, or provides investment advice to, clients.

     Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of client funds that any person, familiar with the matters would exercise under similar circumstances in managing the property of another person.

     In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act"), and any other law which governs the exercise of voting rights by an investment adviser.

     A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to an advisor to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

     Fiduciary Duty Guideline Requirements

     When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of, or access to, proxies and any supporting documentation for non-routine issues. As an investment advisory company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

     OUR POLICY

     A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committees" and "Proxy Services" below.

     When voting proxies, the following standards apply:

     - The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

(C) 2006, Munder Capital Management

     - Each voting decision should be made independently. The Portfolio Manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below), whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time. See "Proxy Committees" below.

     - Investment guidelines/contracts should outline how voting matters will be treated, and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

     - The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

     - As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

     MFC-GIM (USA) will reasonably consider specific voting instruction requests made to it by clients.

     PROXY SERVICES

     Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MFC-GIM (USA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.

     MFC-GIM (USA) has currently delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS's research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

     MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

     PROXY COMMITTEES

     From time to time proxy voting issues arise generally or with respect to a specific vote.

     In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.

     One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee's deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

     Conflicts Procedures

     MFC-GIM (USA) is required to monitor and resolve possible material conflicts ("Conflicts") between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

     Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

     In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

     The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

     Documentation and Client Notification Requirements

     The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio. These should include all records required by applicable law from time to time, such as

     (i) proxy voting procedures and policies, and all amendments thereto;

     (ii) all proxy statements received regarding client securities;

     (iii) a record of all votes cast on behalf of clients;

     (iv) records of all client requests for proxy voting information;

     (v) any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

     (vi) all records relating to communications with clients regarding conflicts of interest in voting; and

     (vii) any other material required by law to be kept from time to time.

     MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.

     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
     PROXY VOTING POLICY

     Proxies for portfolio securities are voted by IRRC according to the following policy.

     For issues not covered in the policy, or those to be evaluated on a case-by case basis, the portfolio manager holding he largest number of shares of that security among the JH funds will be contacted for advice and a voting recommendation.

     If you have any questions about the procedure, please contact Lois White at 617-375-6214. For questions about the policy, contact Barry Evans at (617-375-1979).

     PROXY VOTING SUMMARY

     We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

     As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

     Currently, John Hancock Advisers, LLC ("JHA") and MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

     In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global

     (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

     JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

     In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

     Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

     PROXY VOTING GUIDELINES

     BOARD OF DIRECTORS

     We believe good corporate governance evolves from an independent board.

     We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

     We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

     In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

     SELECTION OF AUDITORS

     We believe an independent audit committee can best determine an auditor's qualifications.

     We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

     CAPITALIZATION

     We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

     In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants.

     ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

     Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

     Corporate Structure and Shareholder Rights

     In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

     To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

     EQUITY-BASED COMPENSATION

     Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

     We will vote against the adoption or amendment of a stock option plan if the:

     -    The compensation committee is not fully independent

     -    plan dilution is more than 10% of outstanding common stock,

     - company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

     - if the option is not premium priced or indexed, or does not vest based on future performance

     With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

     - the plan allows stock to be purchased at less than 85% of fair market value;

     -    this plan dilutes outstanding common equity greater than 10%

     - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

     -    if the potential dilution from all company plans is more than 85%

     With respect to director stock incentive/option plans, we will vote against management if:

     - the minimum vesting period for options or time lapsing restricted stock is les than one year

     -    if the potential dilution for all company plans is more than 85%

     OTHER BUSINESS

     For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

     -    change the company name;

     -    approve other business;

     -    adjourn meetings;

     -    make technical amendments to the by-laws or charters;

     -    approve financial statements;

     -    approve an employment agreement or contract.

     SHAREHOLDER PROPOSALS

     Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

     -    calling for shareholder ratification of auditors;

     -    calling for auditors to attend annual meetings;

     -    seeking to increase board independence;

     -    requiring minimum stock ownership by directors;

     - seeking to create a nominating committee or to increase the independence of the nominating committee;

     -    seeking to increase the independence of the audit committee.

     CORPORATE AND SOCIAL POLICY ISSUES

     We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

     Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

     PROXY VOTING PROCEDURES

     THE ROLE OF THE PROXY VOTING SERVICE

     John Hancock Advisers, LLC ("JHA") and MFC Global Investment Management (U.S.) ("MFC Global (U.S.)") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

     THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

     The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

     THE ROLE OF MUTUAL FUND TRUSTEES

     The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

     CONFLICTS OF INTEREST

     Conflicts of interest are resolved in the best interest of clients.

     With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                   (MFC GLOBAL INVESTMENT MANAGEMENT(R) LOGO)
                  MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

MFC GLOBAL INVESTMENT MANAGEMENT US

INVESTMENT OPERATIONS

     PROCEDURES
     LAST REVISED: 11/09/06

     FILE NAME: PROXY PROCEDURES.DOC

     The MFC GIM (U.S.) IMA group votes proxy ballots on behalf of all JH mutual funds (except JH International Fund), institutional, and private client accounts. The following list is a specific set of instructions to vote the proxies through Institutional Shareholder Services. JH utilizes the SmartVoter platform, wherein individual ballot proposals are voted according to uniform guidelines that are set annually by the JH Proxy Committee. If a proxy contains unique proposals that are outside of the scope of the guidelines, the Portfolio Manager with the greatest holdings will be emailed the proposal, and he or she will decide the vote.

     -    Log onto ISS website, https://ga.issproxy.com/

     -    Click into Meetings tab to access the proxy ballots

     -    Sort ballots by clicking the Cutoff date header.

     - Ballots are listed by cutoff date, meeting date, date of ballot receipt, company, status and country.

     -    To view ballot click on the company name

     - When viewing ballot, note which funds hold the security, the meeting date, the cutoff date, CUSIP and proposal.

     -    On all funds, vote with the 594 Recommendations.

     - After vote has been selected, set page setup to landscape, and print page.

     - Submit ballot, and you will be brought to the confirmation screen. Print the confirmation screen and select confirm.

Refer Items

     - IF 594 REC IS REFER, email PM of the fund that holds the most Available Shares of the security. To check this, run 4CrossHldgHLD on Portia for CUSIP and verify which fund holds the most shares as of the record date.

     - Consult fund matrix to look up the PM of the fund, and send out an email (from JHProxy mailbox) in the following format requesting voting instructions:

                    The company referenced above has a proxy proposal that
               requires your vote. Please advise via return email whether to vote FOR / AGAINST / ABSTAIN the following proposals:

               Proposal # 1 ...
               Proposal # 2 ...

               I have attached the ISS's research for this meeting. The deadline for voting is March XXth, and the meeting takes place on March XX, 2006

     -    Attach the ISS Governance Research PDF file to the email.

     * If research is unavailable be sure to mention that in the body of the email.

     - The email header should contain: Proxy - Company Name - Vote Cutoff - Cutoff Date (=Day prior to actual Cutoff displayed on ISS)

     - If a ballot shows up on ISS with a case-by-case (REFER) vote needing PM instruction on the same day as the cutoff date, send off the email as normal, but make note of the short notice in the Proxy folder in the spreadsheet ISS SHORT NOTICE MEETINGS 2006

     No PM Response

     - If a PM does not respond to the email requesting voting instructions, vote ABSTAIN on the case-by-case (REFER) proposals. In addition, be sure to document that the PM did not respond- S: Fund Financial Management\PRIVACCT\Proxy\No PM Response. Fill in the parameters of the spreadsheet, and note any reason that may be the cause for the lack of response from the portfolio manager.

     - Ballots that do not get voted by the cutoff date will be automatically voted by ISS. They have standing instructions to vote in accordance with the SmartVoter recommendations and to vote ABSTAIN on all REFER recommendations. ISS will notify us via email if they have submitted a ballot.

     PCG / Retail Account

     - If the only holder of the security is JHA private account, email Tom/Ryan the Record Date and CUSIP. Tom/Ryan will provide you with the PM to contact on all REFER proposals

     Changing Vote - Voting Against Guidelines

     - If a Portfolio Manager requests a vote "against" John Hancock voting guidelines, the JH Proxy Committee must be notified before submitting the ballot. Send an email (from JHProxy) to each of the committee members stating the JH policy recommendation, as well as, the PM's recommendation. Please be sure to include the PM's justification for the vote against guidelines in the email. The current Proxy Committee members are:

          Ismail Gunes, Barry Evans, Tim Keefe, Frank Knox, Mark Schmeer

          Also, be sure to save all correspondence to/from the Proxy Committee in the JHProxy/Committee folder.

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     -    Approval of financial statements and auditor reports.

     -    General updating/corrective amendments to the charter.

     - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

          c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

          e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1.   We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and
               legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          -    Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1.   We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by

Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the

Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

     MUNDER CAPITAL MANAGEMENT

     PROXY VOTING POLICIES
     AND PROCEDURES

TABLE OF CONTENTS

I      INTRODUCTION .......................................................   28
II     GENERAL PRINCIPLE ..................................................   28
III    THE PROXY COMMITTEE ................................................   28
IV     ERISA FIDUCIARY DUTIES AND PROXY VOTING ............................   29
V      PROCESS ............................................................   29
A.     ROUTINE CORPORATE ADMINISTRATIVE ITEMS .............................   30
B.     SPECIAL INTEREST ISSUES ............................................   31
C.     ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT ..............   32
1.     Executive Compensation Plans .......................................   32
2.     Prevention of Greenmail ............................................   32
3.     Cumulative Voting of Directors .....................................   33
4.     Super-Majority Provisions ..........................................   33
5.     Fair Price Provisions ..............................................   33
6.     Defensive Strategies ...............................................   34
7.     Business Combinations or Restructuring .............................   34
D.     VOTING IN FOREIGN MARKETS ..........................................   34
E.     REVIEW OF ISS RECOMMENDATIONS ......................................   35
F.     OVERRIDING ISS RECOMMENDATIONS .....................................   35
VI     DISCLOSURE OF VOTE .................................................   38
A.     PUBLIC AND CLIENT DISCLOSURES ......................................   38
B.     MUTUAL FUND BOARD OF TRUSTEES ......................................   38
VII    RECONCILIATION .....................................................   38
VIII   RECORDKEEPING ......................................................   39

     PROXY VOTING POLICIES AND PROCEDURES(32)

     I    INTRODUCTION

     Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time.

     II   GENERAL PRINCIPLE

     The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

     The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Taft-Hartley Advisory Services ("THAS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss THAS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to THAS and other custom guidelines absent further client direction or authorization.

     III  THE PROXY COMMITTEE

     The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues

----------
(32) THESE PROXY VOTING POLICIES AND PROCEDURES HAVE BEEN APPROVED BY THE BOARDS OF TRUSTEES OF, AND ARE APPLICABLE WITH RESPECT TO, MUNDER SERIES TRUST, MUNDER SERIES TRUST II AND THE MUNDER @VANTAGE FUND.

     arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

     IV   ERISA FIDUCIARY DUTIES AND PROXY VOTING

     The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

     V    PROCESS

     In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's Taft-Hartley Policy Statement & Guidelines, a summary of such statement and guidelines is attached hereto as Exhibit C. The THAS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

     The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

     ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

     A.   ROUTINE CORPORATE ADMINISTRATIVE ITEMS

     Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

     1. appointment or election of auditors, unless the auditor is not independent fees for non-audit services are excessive or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

     2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

     3. directors' liability and indemnification; unless:

     - the proposal would entirely eliminate directors' liability for violating the duty of care; or

     - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations; provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and
          (b) only the director's legal expenses were covered;

     4.   name changes; or

     5.   the time and location of the annual meeting.

     The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

     B.   SPECIAL INTEREST ISSUES

     Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

     1.   restrictions on military contracting,

     2.   restrictions on the marketing of controversial products,

     3.   restrictions on corporate political activities,

     4.   restrictions on charitable contributions,

     5.   restrictions on doing business with foreign countries,

     6.   a general policy regarding human rights,

     7.   a general policy regarding employment practices,

     8.   a general policy regarding animal rights,

     9.   a general policy regarding nuclear power plants, and

     10.  rotating the location of the annual meeting among various cities.

     Client accounts utilizing ISS's THAS Proxy Voting Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

     C.   ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

     Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

     1.   EXECUTIVE COMPENSATION PLANS

     Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock-based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

     2.   PREVENTION OF GREENMAIL

     These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

     3.   CUMULATIVE VOTING OF DIRECTORS

     Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

     4.   SUPER-MAJORITY PROVISIONS

     These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

     5.   FAIR PRICE PROVISIONS

     These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

     6.   DEFENSIVE STRATEGIES

     The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

     A. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

     B. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

     C. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

     D. change the size of the board; or

     E. authorize or prevent the repurchase of outstanding shares.

     7.   BUSINESS COMBINATIONS OR RESTRUCTURING

     The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

     D.   VOTING IN FOREIGN MARKETS

     Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which client accounts may invest. The Advisor will evaluate issues presented to shareholders for each client's foreign holdings in the context of the guidelines described above, as well as local market standards and best practices. The Advisor will vote proxies in foreign markets in a manner generally consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances when the Advisor elects not to vote as described below.

     Many foreign markets require that securities be blocked or reregistered to vote at a company's meeting. The Advisor generally will not subject client accounts to the loss of liquidity imposed by these requirements. In addition, the costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be higher than for U.S. holdings. As such, the Advisor may limit its voting proxies on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

     E.   REVIEW OF ISS RECOMMENDATIONS

     On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

     (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

     (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

     (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

     (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

     As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

     Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor as specified in Section VIII hereof.

     F.   OVERRIDING ISS RECOMMENDATIONS

     From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

     (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

     (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

     (b) A conflict of interest may exist where, for example:

     (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

     (ii) A client or a client-supported interest group actively supports a proxy proposal; or

     (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

     (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

     (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

     (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

     (i) No Conflict. No conflict of interest is identified.

     (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

     (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(33) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(34) and
     (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

     (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts,

----------
(33) WITH RESPECT TO ADVISORY CLIENTS THROUGH WRAP PROGRAMS, THE REQUEST AND DISCLOSURE NEED ONLY BE SENT TO THE WRAP PROGRAM'S SPONSOR.

(34) CONVERSELY, IT WOULD NOT BE A CONFLICT OF INTEREST TO OVERRIDE AN ISS RECOMMENDATION AND VOTE AGAINST A CLIENT OR ITS MANAGEMENT.

     the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

     (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

     VI   DISCLOSURE OF VOTE

     A.   PUBLIC AND CLIENT DISCLOSURES

     Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable any registered investment company for which the Advisor has proxy voting authority to further comply with all disclosure obligations imposed by applicable rules and regulations.

     B.   MUTUAL FUND BOARD OF TRUSTEES

     The Advisor will promptly advise its investment company clients of any material changes to these policies.

     Every decision to vote in a manner different from the recommendation of ISS on a resolution in a proxy solicited by a company held by an investment company client shall be disclosed to such investment company's board of directors/trustees at its next regularly scheduled meeting along with an explanation for the vote.

     VII  RECONCILIATION

     The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

     VIII RECORDKEEPING

     The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(35)

     1. Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

     2. A copy of each proxy statement it receives regarding client securities.(36)

     3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(37)

     4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(38)

     5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

     All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

     Adopted: February, 2001
     Amended as of: November 2002, May 2003, February 2005, October 2005, January 2006 and May 2006.

----------
(35) SEE RULE 204-2(C)(2) OF THE ADVISER'S ACT.

(36) THE ADVISOR MAY SATISFY THIS REQUIREMENT BY RELYING ON A THIRD PARTY (SUCH AS ISS) TO MAKE AND RETAIN ON THE ADVISOR'S BEHALF, A COPY OF A PROXY STATEMENT (PROVIDED THE ADVISOR HAS OBTAINED AN UNDERTAKING FROM THE THIRD PARTY TO PROVIDE A COPY OF THE PROXY STATEMENT PROMPTLY UPON REQUEST) OR MAY RELY ON OBTAINING A COPY OF A PROXY STATEMENT FROM THE SEC EDGAR SYSTEM AT WWW.SEC.GOV.

(37) THE ADVISOR MAY SATISFY THIS REQUIREMENT BY RELYING A THIRD PARTY (SUCH AS
     ISS) TO MAKE AND RETAIN, ON THE ADVISOR'S BEHALF, A RECORD OF THE VOTE CAST (PROVIDED THE ADVISOR HAS OBTAINED AN UNDERTAKING FROM THE THIRD PARTY TO PROVIDE A COPY OF THE RECORD PROMPTLY UPON REQUEST).

(38) THE ADVISOR WILL SATISFY THIS OBLIGATION BY ATTACHING ANY SUCH DOCUMENTS TO ANY PROXY OVERRIDE REQUEST FORM, AS PROVIDED ELSEWHERE IN THESE PROCEDURES.

                                 ADMINISTRATION
MCM                   PROXY VOTING POLICIES AND PROCEDURES               Page 40


     EXHIBIT A

     The Proxy Committee consists of the following members:

     -    Mary Ann Shumaker (non-voting)

     -    Andrea Leistra

     -    Debbie Leich

     -    Thomas Mudie

     -    Stephen Shenkenberg (non-voting)

     Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

(C) 2006, Munder Capital Management

     EXHIBIT B

     INSTITUTIONAL SHAREHOLDER SERVICES
     PROXY VOTING GUIDELINES

     EXHIBIT C

     TAFT-HARTLEY ADVISORY SERVICES (THAS)
     U.S. PROXY VOTING POLICY
     STATEMENT AND GUIDELINES

     EXHIBIT D

     PROXY OVERRIDE REQUEST FORM

     Company:

     Date of Proxy: _______________ Date of Meeting:

     Person Requesting Override:

     Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
     [ ] No [ ] Yes (identify)

     Other Potential Conflicts:

     Did anyone contact Munder to change its vote? [ ] No [ ] Yes (identify and explain)

     Override vote for: _________________________________________ [ ] All client accounts holding a Company proxy, or [ ] Specific accounts (identify):

     Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

     RESOLUTION TO ELECT DIRECTORS

     Name: ____________________________________ [ ] For [ ] Against [ ] Abstain
     Name: ____________________________________ [ ] For [ ] Against [ ] Abstain
     Name: ____________________________________ [ ] For [ ] Against [ ] Abstain
     Name: ____________________________________ [ ] For [ ] Against [ ] Abstain
     Name: ____________________________________ [ ] For [ ] Against [ ] Abstain

     Rationale:

     Approval: ____________________________________ Date:

     RESOLUTION NO. ____: [ ] For [ ] Against [ ] Abstain

     Description: ________________________
     Rationale: __________________________

     Approval: _______________ Date: _______________

     NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

     PIMCO

     PROXY VOTING POLICY AND PROCEDURES(39)

     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(40) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(41) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(42)

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(43)

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

     GENERAL STATEMENTS OF POLICY

----------
(39) REVISED AS OF FEB 14, 2006.

(40) THESE POLICIES AND PROCEDURES ARE ADOPTED BY PIMCO PURSUANT TO RULE 206(4)-6 UNDER THE ADVISERS ACT, EFFECTIVE AUGUST 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA RELEASE NO. 2106 (JANUARY 31, 2003).

(41) THESE POLICIES AND PROCEDURES ADDRESS PROXY VOTING CONSIDERATIONS UNDER U.S. LAW AND REGULATIONS AND DO NOT ADDRESS THE LAWS OR REQUIREMENTS OF OTHER JURISDICTIONS.

(42) DEPARTMENT OF LABOR BULLETIN 94-2, 29 C.F.R. 2509.94-2 (JULY 29, 1994). IF A CLIENT IS SUBJECT TO ERISA, PIMCO WILL BE RESPONSIBLE FOR VOTING PROXIES WITH RESPECT TO THE CLIENT'S ACCOUNT, UNLESS THE CLIENT HAS EXPRESSLY RETAINED THE RIGHT AND OBLIGATION TO VOTE THE PROXIES, AND PROVIDED PRIOR WRITTEN NOTICE TO PIMCO OF THIS RETENTION.

(43) FOR PURPOSES OF THESE POLICIES AND PROCEDURES, PROXY VOTING INCLUDES ANY VOTING RIGHTS, CONSENT RIGHTS OR OTHER VOTING AUTHORITY OF PIMCO ON BEHALF OF ITS CLIENTS.

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or
     (2) when the cost of voting the proxies outweighs the benefits.

     CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1. convening an ad-hoc committee to assess and resolve the conflict;(44)

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5. delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

     PIMCO will document the process of resolving any identified material conflict of interest.

     REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

     PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be

----------
(44) ANY COMMITTEE MUST BE COMPRISED OF PERSONNEL WHO HAVE NO DIRECT INTEREST IN THE OUTCOME OF THE POTENTIAL CONFLICT.

     satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

     REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

     CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date;
     (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and
     (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;
     (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

     For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

     For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
     (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund:
     (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.


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

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or


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

     liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     DISTRESSED AND DEFAULTED SECURITIES

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients:
     (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     MISCELLANEOUS PROVISIONS

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees,


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     and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management;
     (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

     * * * * *


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

     PZENA INVESTMENT MANAGEMENT, LLC
     AMENDED AND RESTATED
     PROXY VOTING POLICIES AND PROCEDURES
     EFFECTIVE JULY 1, 2003
     AND
     FURTHER AMENDED MARCH 15, 2004 AND AUGUST 1, 2004

     I. Requirements Described

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies' (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements,
     (3) financial reporting; (4) internal controls, and (5) approach to corporate social responsibility.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.


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     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

     II. Procedures

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International--Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(45)

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS's recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that

----------
(45) THIS DEFAULT WAS PHASED IN DURING EARLY 2002 IN ORDER TO GIVE ISS TIME TO CUSTOMIZE THEIR SYSTEM. IF WE DID NOT ISSUE INSTRUCTIONS FOR A PARTICULAR PROXY DURING THE PHASE-IN PERIOD. ISS MARKED THE AFFECTED BALLOTS BASED ON THE RECOMMENDATIONS ISSUED BY ISS FOR THAT VOTE.


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     the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

     C. Voting Procedures

     1. Determine Proxies to be Voted

     Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the firm's Chief Compliance Officer who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.(46) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer

----------
(46) A SEPARATE BALLOT AND VOTE RECORD FORM MAY BE INCLUDED IN THE RED FOLDER IF THE COMPANY SOLICITING THE PROXY IS INCLUDED IN THE PORTFOLIO OF A CLIENT WHO HAS DESIGNATED SPECIFIC VOTING GUIDELINES IN WRITING TO PIM WHICH VARY SUBSTANTIALLY FROM THESE POLICIES AND IF THE CUSTODIAN FOR THAT CLIENT DOES NOT AGGREGATE BALLOTS BEFORE SENDING THEM TO ISS. IN SUCH EVENT, THE ANALYST SHALL EVALUATE AND VOTE SUCH BALLOT ON AN INDIVIDUAL BASIS IN ACCORDANCE WITH THE APPLICABLE VOTING GUIDELINES.


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

     and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Chief Compliance Officer for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

     2. Identify Conflicts and Vote According to Special Conflict Resolution
     Rules

     The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's Chief Compliance Officer, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

     a. PIM has identified the following areas of potential concern:

     - Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

     - Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

     - Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

     - Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

     b. To address the first potential conflict identified above, PIM's Chief Compliance Officer will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Chief Compliance Officer who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.


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

     c. To address the second potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Indata). If the proponent of a shareholder proposal is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     d. To address the third potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     e. To address the fourth potential conflict identified above, PIM's Chief Compliance Officer (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

     f. The following SPECIAL RULES shall apply when a conflict is noted in the red folder:

     i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

     iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its


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

     clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

     iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

     v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed: A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

     When PIM's conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an


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

     account funding, but then liquidated shortly thereafter because such securities were not in PIM's model.

     On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.

     3. Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special "Disclosure of Personal Holdings Form" (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

     a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

     b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

     i. With respect to incentive option arrangements:

     -    The proposed plan is in excess of 10% of shares, or

     - The company has issued 3% or more of outstanding shares in a single year in the recent past, or


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


     - The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

     For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C +
     D), where:

     A = the number of shares reserved under the new plan/amendment
     B = the number of shares available under continuing plans
     C = granted but unexercised shares under all plans
     D = shares outstanding, plus convertible debt, convertible equity, and warrants

     ii. With respect to severance, golden parachute or other incentive compensation arrangements:

     - The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

     - The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

     - The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

     c. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

     d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

     e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

     f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

     g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

     h. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

     i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:


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     -    PIM generally will vote against auditors and withhold votes from Audit
          Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

     In applying the above fee formula, PIM will use the following definitions:

     - Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

     - Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

     - Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

     - PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

     - PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

     - PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

     - PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

     j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

     k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

     It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process, PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank


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     letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian.
     If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS's recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

     Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

     4. Return Proxies

     The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Chief Compliance Officer will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

     5. Changing a Vote

     Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

     III. Corporate Actions

     PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their


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

     signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

     PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

     IV. Client Disclosures

     On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

     PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

     V. Recordkeeping

     A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.


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

     B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

     VI. Review of Policies

     The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Chief Compliance Officer, and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

     Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

     March 15, 2004 Amendments approved by the Proxy Committee as of March 5,
     2004

     Procedural (non-substantive) Updates on July 19, 2006


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

     RCM PROXY VOTING GUIDELINES
     AND PROCEDURES
     MARCH 10, 2006

TABLE OF CONTENTS

POLICY STATEMENT AND VOTING PROCEDURE.................................   PAGE 3
RESOLVING CONFLICTS OF INTEREST.......................................   PAGE 4
COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES........................   PAGE 4
PROXY VOTING GUIDELINES...............................................   PAGE 5
ORDINARY BUSINESS MATTERS.............................................   PAGE 5
AUDITORS..............................................................   PAGE 5
BOARD OF DIRECTORS....................................................   PAGE 6
EXECUTIVE AND DIRECTOR COMPENSATION...................................   PAGE 8
CAPITAL STRUCTURE.....................................................   PAGE 10
MERGERS AND CORPORATE RESTRUCTURING...................................   PAGE 10
ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.......................   PAGE 12
SOCIAL AND ENVIRONMENTAL ISSUES.......................................   PAGE 14

     POLICY STATEMENT

     RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.


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

     A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

     VOTING PROCEDURE

     The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

     RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

     RESOLVING CONFLICTS OF INTEREST


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     RCM may have conflicts that can affect how it votes its clients' proxies.
     For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

     In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

     COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

     RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

     In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person,
     4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.


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

     PROXY VOTING GUIDELINES

     ORDINARY BUSINESS

     ORDINARY BUSINESS MATTERS: CASE-BY-CASE

     RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

     Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

     AUDITORS

     RATIFICATION OF AUDITORS: CASE-BY-CASE

     RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

     SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

     RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

     SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

     RCM will evaluate on a case-by-case basis, shareholder proposals asking


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

     companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.


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

     BOARD OF DIRECTORS

     ELECTION OF DIRECTORS: CASE-BY-CASE

     Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

     MAJORITY VOTE REQUIREMENT FOR THE ELECTION OF DIRECTORS: CASE-BY-CASE

     RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

     CLASSIFIED BOARDS: AGAINST

     Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

     CHANGING SIZE OF BOARD: CASE-BY-CASE

     RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

     MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

     RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-


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

     by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

     MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

     Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

     LIMIT TENURE OF DIRECTORS: AGAINST

     RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

     DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

     RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

     SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

     RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.


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

     DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

     RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

     EXECUTIVE AND DIRECTOR COMPENSATION

     STOCK INCENTIVE PLANS: CASE-BY-CASE

     RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

     RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

     SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

     RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

     CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

     RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

     The primary objective of such proposals is to avoid tax deduction limitations


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

     imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

     In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

     ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

     RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

     EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

     Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

     Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

     For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

     SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

     RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.


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     RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

     RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

     RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

     All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES): CASE-BY-CASE

     RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

     Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

     CAPITAL STRUCTURE

     CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

     RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

     STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

     RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in


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     shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

     MERGERS AND CORPORATE RESTRUCTURING

     MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

     A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

     PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

     Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

     FAIR PRICE PROVISION: AGAINST

     Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

     RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

     RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.


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     STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

     RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

     REINCORPORATION: CASE-BY-CASE

     RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.


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     ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     POISON PILLS: CASE-BY-CASE

     RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

     RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

     DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

     RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

     BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

     Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

     RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.


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     RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     SUPERMAJORITY VOTING PROVISIONS: AGAINST

     Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

     RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

     CUMULATIVE VOTING: CASE-BY-CASE

     Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

     SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

     Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

     RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

     SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

     RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote


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     requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.


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     CONFIDENTIAL VOTING: FOR

     RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

     SOCIAL AND ENVIRONMENTAL ISSUES

     SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES:
     CASE-BY-CASE

     In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

     RCM considers the following factors in evaluating proposals that address social and environmental issues:

     -    Cost to implement proposed requirement

     -    Whether any actual abuses exist

     -    Whether the company has taken any action to address the problem

     - The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

     RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.


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     SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

     The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

     RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

     ENVIRONMENTAL REPORTING: FOR

     RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

     NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

     The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

     - Whether any discrimination charges have been filed against the subject company within the past year;

     - Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

     - Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).


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     PROXY VOTING GUIDELINES

     RIVERSOURCE INVESTMENTS, LLC
     KENWOOD CAPITAL MANAGEMENT LLC
     RIVERSOURCE FUNDS

     Set forth below are guidelines used by RiverSource Investments, LLC, Kenwood Capital Management LLC and the RiverSource Funds (each, an "Affiliate") in voting proxies (the "Guidelines"). The Guidelines cover both management proposals and shareholder proposals. Accordingly, if an Affiliate will vote against a management proposal, it will support a shareholder proposal recommending the opposite position. For example, the Affiliate will generally vote against a management proposal to have a classified board and will generally support a shareholder motion to eliminate a classified board. With respect to foreign companies, there are a number of proposals that are unique to the manner in which business in conducted in their respective countries and these guidelines are in a separate section that addresses most of the common proposals that appear in proxies of foreign companies.

     Each Affiliate may, in the exercise its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines. Each Affiliate may also choose to adopt separate Guidelines from time to time on one or more of the topics covered below.

     Governance

     G1 Elect directors.

     The Affiliate supports annual election of all directors and proposals to eliminate classes of directors. In a routine election of directors, the Affiliate will vote with management on the slate of directors since the company is in the best position to know what qualifications are needed for each member of the board to form an effective board. However, the Affiliate will vote against a nominee who has been assigned to the audit, compensation, or nominating committee if that nominee is not independent* of management and the Affiliate will vote against shareholder proposals that would dictate the composition of the board members.

     *    WE DEFINE INDEPENDENCE USING THE FOLLOWING CRITERIA:

     INSIDER:

     - An inside director is a director who also serves as an employee of the company.

     AFFILIATED DIRECTOR :

     - Former executive of the company, its affiliates, or an acquired firm, within the past ten years(2)


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     -    Relative of current employee in a management position of the company or its affiliates

     -    Relative of former executive of company or its affiliates

     - Currently provides (or family member has) professional services to the company or its affiliates or to its officers (i.e., consulting/legal firm)

     -    Employed by a significant customer or supplier(3)

     - Has (or family member has) any transactional relationship with the company or its affiliates(3)

     -    Stock ownership of 5% or more

     - Has (or a relative has) an interlocking relationship (as defined by the SEC) involving members of the board of directors or its Compensation and Stock Option Committee

(1)  "Affiliate" includes a subsidiary, sibling company, or parent company

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy-making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's.

(3) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

     G2 LIMIT DIRECTOR MONETARY LIABILITY.

     The proposal sets a maximum dollar amount that can be obtained through the course of legal action from a director who acts in good faith and does not benefit from a transaction. The Affiliate supports the proposal. Reasons are: the need to attract qualified persons to serve as directors who might not be willing to serve without limits on monetary liability; the ability to obtain more favorable insurance coverage at lower rates; and to avoid the possibility of directors making marginal decisions to avoid legal complications rather than the tough decisions needed to advance the company.

     G3 INDEMNIFY DIRECTORS AND OFFICERS.

     The proposal permits a company to indemnify directors and officers and to pay, in advance, legal expenses should a lawsuit be filed against them provided certain steps established by state law are fulfilled. The Affiliate will support the proposal to the extent it is consistent with state law and SEC policy.

     G4 SET DIRECTOR REMUNERATION.

     The Affiliate generally supports recommendations of a company's board with respect to compensation and opposes shareholder proposals that limit compensation or mandate that compensation be paid in shares of stock.

     G5 APPROVE DIRECTOR RETIREMENT PLANS

     The Affiliate votes against director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.


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     G6 FIX NUMBER OF DIRECTORS.

     The proposal requests that a board be given the authority to determine the number of directors. The Affiliate supports the proposal because it allows the directors to adjust the size of their board to adapt to needs that may arise.

     G7 REQUIRE MEMBERS OF BOARD AND ALL MEMBERS OF KEY COMMITTEES TO BE INDEPENDENT.

     The current proposals are worded to require two-thirds of the board and/or all members of key committees to be independent from management. The Affiliate supports these proposal as a good business practice.

     G8 Set terms of directors.

     The proposal asks shareholders to fix or extend the term that a director may serve. The Affiliate supports the management recommendations regarding director's length of service. Accordingly, the Affiliate generally does not support shareholder proposals regarding term limits or mandatory retirement.

     AUDITORS

     A1 APPOINT AUDITORS.

     The proposal allows shareholders to vote for or against the accounting firm selected to audit the company's books. Absent issues of qualifications or conflicts of interest, the Affiliate will vote with the recommendation of management.

     A2 RATIFY AUDITORS

     The proposal asks that a board submit the auditor to shareholders for ratification. The Affiliate supports the proposal as a reasonable check on auditor selection.

     A3 PROHIBIT OR LIMIT AUDITOR'S NON-AUDIT SERVICES

     The proposal seeks to limit or prohibit auditors from providing non-audit services. The Affiliate does not support this proposal since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors' independence. In addition, new legislation spells out the types of services that need pre-approval or would compromise independence.

     A4 LIMIT FEES THAT CAN BE PAID TO AUDITORS FOR NON-AUDIT SERVICES

     The proposal sets a limit on the fees that can be paid to the auditor for non-audit services. Generally the limit would be stated as a percentage of the audit fees. The Affiliate does not support the proposal since an absolute limit may not be appropriate in certain circumstances.

     A5 ROTATE AUDIT FIRMS

     The proposal seeks to require a company to rotate audit firms. The Affiliate does not support the proposal since inefficiencies generally outweigh the benefits.


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     A6 FIX REMUNERATION PAID TO AUDITORS

     The proposal would require the fees paid to the auditor be approved by shareholders. The Affiliate votes against the proposal since it is management's responsibility to determine and monitor the compensation paid to vendors.

     BUSINESS ENTITY AND CAPITAL STRUCTURES

     B1 INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

     The proposal increases the number of authorized shares of common stock. The Affiliate supports the proposal provided the purpose stated for the increase is reasonable and the company does not have a history of abusing its use of authorized but unissued shares.

     B2 STOCK SPLITS OR REVERSE STOCK SPLITS.

     The proposal provides for stock splits or reverse stock splits. The Affiliate supports the proposal provided as proposed it will encourage ownership of a company.

     B3 SHAREHOLDER RIGHTS (POISON PILL)(FAIR PRICE) PLAN.

     The proposal requests shareholders approve a plan which management could use for anti-takeover protection. The Affiliate supports the proposal based on a belief that such plans force uninvited bidders to negotiate with a company's board. These negotiations allow time for the company to maximize value for shareholders by forcing a higher premium out of a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Affiliate supports proposals to submit such a plan to shareholders, if it was not submitted for shareholder approval, and supports limiting the vote required for approving a proposal under the plan to a majority.

     B4 PREFERRED STOCK.

     The proposal asks shareholders to give the board authorization to issue preferred stock.

     The Affiliate supports the proposal because preferred stock is a necessary component to implement a shareholder's rights plan and may be used for certain financing needs of the company.

     B5 REINCORPORATION

     The proposal requires or requests a board to consider incorporating in another jurisdiction. The Affiliate votes against the proposal unless the long-term business reasons for doing so is valid. The Affiliate will support proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

     B6 SUPERMAJORITY VOTE REQUIREMENT.

     The proposal seeks changes in the company articles and/or bylaws to require the affirmative vote of a super-majority of the outstanding voting stock for approval of certain actions. The Affiliate does not support supermajority requirements outside of a shareholders' right plan because of fairness issues and the possibility of unforeseen consequences and prefers a simple majority for a shareholders rights plan.

     B7 ELIMINATE ACTION BY WRITTEN CONSENT.


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     The proposal asks shareholders to amend articles/bylaws to eliminate the right of shareholders to take action by written consent. The Affiliate opposes the proposal since it can be appropriate to take action by written consent in some instances.

     B8 DISSOLUTION OF CUMULATIVE VOTING

     The proposal requests that shareholders approve amendments to articles/bylaws to eliminate cumulative voting in the election of directors. Cumulative voting allows shareholders to cast as many votes as equal to the number of shares they own, multiplied by the number of directors to be elected. A shareholder can then cast all of his /her votes for a single candidate, or any two or more as he/she sees fit. The use of cumulative voting enables the holder of a minority of a company's stock to elect one or more directors if they are able to gain sufficient support. The Affiliate votes in support of the proposal to eliminate cumulative voting based on the view that each director elected should represent the interests of all shareholders.


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     B9 ISSUE SHARES WITHOUT PREEMPTIVE RIGHTS (UP TO 20%)

     The proposal seeks shareholder approval for the board to issue shares equivalent to xx% of the company's issued ordinary share capital in the form of securities free of preemptive rights. The Affiliate supports the proposal based on the belief that the company must have the ability to issue common stock as necessary.

     B10 CHANGE COMPANY NAME.

     The proposal requests that shareholders approve a new name for the company. The Affiliate supports the proposal.

     B11 Recapitalization.

     The proposal requests shareholder approval for a plan to combine two or more classes of stock into one class, to authorize the company's board to issue new common or preferred stock or to change par value. The Affiliate supports the proposal so long as the changes do not cause current shareholders to lose any rights unless they are adequately compensated for that loss with stock or cash.

     B12 ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES WITHOUT PREEMPTIVE
     RIGHTS.

     The proposal seeks shareholder approval for the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities without preemptive rights. The Affiliate supports the proposal provided dilution does not exceed 20 percent of the company's outstanding capital.

     B13 MERGER AGREEMENT/REORGANIZATION

     The proposal seeks shareholder approval for the merger agreement. The Affiliate will consider recommendations from RiverSource.

     B14 ADJOURN MEETING.

     The proposal requests authority for a board to adjourn the meeting if it becomes necessary to solicit additional votes for a merger agreement. The Affiliate supports the proposal.

     COMPENSATION AND STOCK OPTIONS

     C1 QUALIFIED 401(K) SAVINGS PLAN.

     The proposal seeks approval for a benefit plan in which employees can reduce their salaries and contribute that pre-tax money to an account where the money gains tax-free interest until the funds are withdrawn upon/after retirement. The Affiliate supports such plans.

     C2 Employee stock purchase plan.

     The proposal recommends approval of an employee stock purchase plan whereby employees have an opportunity to share in the ownership of the company through regular and systematic purchases of company stock. The Affiliate supports the proposal as a way to encourage employees to develop a stronger incentive to work for the continued success of the company and provided the plan contains the following provisions:

     - The purchase price of the company stock may not be less than 85% of fair market value (80% if U.K. company).

     -    The offering period must be 27 months or less.


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     -    The potential voting power dilution is 10% or less.

     C3 STOCK OPTION PLAN (EMPLOYEE AND NON-EMPLOYEE)

     THE PROPOSAL ASKS SHAREHOLDERS TO APPROVE A PLAN THAT RESERVES A CERTAIN NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED IN CONJUNCTION WITH THE EXERCISE OF INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. THE AFFILIATES UTILIZE THE RESEARCH AND RECOMMENDATIONS PROVIDED BY GLASS LEWIS, OUR PROXY VOTING VENDOR, FOR PROPOSALS ADDRESSING COMPENSATION PLANS.

     C4 Treatment of stock option awards

     The proposal recommends a board consider treating stock option grants as an expense. The Affiliate supports the proposal as a more appropriate alternative that better enables shareholders to evaluate current income and liabilities.


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

     C5 REQUIRE HOLDING PERIODS FOR STOCK BY SENIOR MANAGEMENT

     The proposal seeks to prohibit senior management from selling stock of the company for some duration. The Affiliate votes against the absolute requirements of the proposal since employee compensation programs must have balance and provide some flexibility. However, the Affiliate will support reasonable limits.

     C6 BAN FUTURE EXECUTIVE STOCK OPTIONS

     The proposal bans the use of stock options in compensation plans. The Affiliate votes against the proposal since it precludes offering a balanced compensation program.

     C7 DISCLOSE SUPPLEMENTAL RETIREMENT BENEFITS AND PERQUISITES

     The proposal seeks disclosure of benefits provided to senior management. While Sarbanes-Oxley Act or regulatory requirements are generally adequate, in appropriate situations, the Affiliate will support additional disclosure.

     C8 REQUIRE SHAREHOLDER APPROVAL OF EXTRAORDINARY BENEFITS TO SENIOR MANAGEMENT

     The proposal requires that shareholders approve certain benefits. The Affiliate votes against the proposal electing instead to support requirements that a board disclose any extraordinary benefits paid to current and retired senior management.

     C9 EXECUTIVE INCENTIVE COMPENSATION PLAN.

     The 1993 Omnibus Budget Reconciliation Act (OBRA), mandates certain restrictions on the tax deductibility of executive compensation above $1 million. The law provides exceptions for certain performance-based compensation, including cash bonuses, provided the plan is administered by a compensation committee of two or more outside directors and amendments to the plan are approved by shareholders. Under the terms of the plan, the company links cash payouts to the attainment of preset hurdle rates. If the goals are appropriate, the Affiliate supports the proposal.

     C10 RESTRICTED STOCK GRANT PROGRAM.

     The proposal seeks shareholder approval of a Restricted Stock Grant Program, which would grant shares from those reserved under an Executive Award Plan. The program is submitted in order to qualify for certain tax deductions granted for "performance-based" compensation under Section 162(m) of the Internal Revenue Code. The Affiliate supports the proposal if it meets the required criteria.

     C11 NON-EMPLOYEE DIRECTORS' STOCK PLAN.

     The proposal seeks shareholder approval of a company's Non-Employee Directors' Stock Plan which is designed to provide outside directors with the option of receiving all or a portion of their annual retainer fees in the form of company stock. The Affiliate supports the proposal.

     C12 CHANGES IN COMPENSATION PLANS.

     A proposal requests shareholders approve a change in the terms of a compensation plan, including the repricing of options previously granted. The Affiliate will support appropriate proposals provided no additional shares of stock are reserved. It will not approve blanket authority nor will it approve the cancellation of one plan and the creation of a new plan granting new options at lower prices.

     C13 PERFORMANCE-BASED STOCK OPTIONS


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     The proposal seeks adoption of or modification to a stock option plan so that options are granted based on a stated standard. The Affiliate votes against such proposals in the view that compensation committees should have the authority to determine option grants.

     C14 DEFERRED COMPENSATION PLANS FOR NON-EMPLOYEE DIRECTORS

     The proposal requests approval for a plan whereby non-employee directors may defer compensation until retirement. The Affiliate supports the proposal.


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     Directives related to social and corporate issues

     D1 REVIEW AND REPORT ON EXECUTIVE COMPENSATION.

     The proposal directs a board to review executive compensation packages, concentrating on ways in which executive compensation can be more closely linked to financial, environmental, and social performance. The Affiliate considers executive compensation to be a business matter for the board and votes against the proposal.

     D2 LIMIT EXECUTIVES TO HOLDING ONE POSITION.

     The proposal asks that the company adopt a policy that would prohibit anyone from holding more than one position simultaneously. The Affiliate votes against.

     D3 LIMIT EXECUTIVES' COMPENSATION.

     The proposal requests that a board cap the total pay and other compensation of its executive officers to no more than X times the pay of the average employee of the company. The Affiliate votes against.

     D4 Rotate meeting sites or fix dates for future meetings.

     The proposal seeks to have the annual meeting site be rotated each year among cities where a large percentage of shareholders reside and/or to fix the date for future meetings. The Affiliate votes against the proposal since a board should consider a number of factors in deciding the appropriate location and date for meetings.

     D5 PROHIBIT OR DISCLOSE CONTRIBUTIONS.

     The proposal requests a board prohibit or publish in certain newspapers contributions made by the company, either directly or indirectly, for political, charitable or educational purposes. The Affiliate votes against.

     D6 Disclose prior government service.

     The proposal seeks to have a board furnish a list of high-ranking employees who served in any governmental capacities over the last five years. The Affiliate votes against.

     D7 Disclose social agenda

     The proposals seek disclosure on military contracts, conservation initiatives, business relationships with foreign countries, animal testing, and abortion. The Affiliate votes against.

     D8 Maximize shareholder value

     The proposal asks a board establish a shareholders' advisory committee, hire an outside consultant or arrange for the sale of the company to enhance shareholder value. The Affiliate votes against.

     SHAREHOLDER MEETING PROPOSALS

     S1 Open/Close meeting.

     The proposal is to approve the opening or closing of a meeting. The Affiliate supports the proposal.


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     S2 Designate keeper of minutes.

     The proposal designates a shareholder or other individual to detail the discussion of the annual meeting and write the minutes for submission to the board, shareholders and/or the government. The Affiliate supports the proposal.

     S3 Approve minutes.

     The proposal requests shareholders approve minutes from the previous meeting. The Affiliate supports the proposal.

     S4 Other business.

     The proposal asks shareholders to give proxies the authority to conduct other business. The Affiliate votes for the proposal.

     S5 Nominations for directors

     The proposal would require a company to include nominations in addition to those proposed by management in a proxy statement. The Affiliate votes against the proposal since there are established procedures for proposing opposition slates of directors.

     S6 Confidential ballot.

     The proposal asks shareholders to direct a board to take steps to ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Affiliate supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

     S7 Request for special reports

     The proposal asks for special reports from management, e.g. environmental issues, military sales, etc. The Affiliate votes against such proposals.

     S8 Request for change in operations

     The proposal seeks to change the way a company operates, e.g. protect human rights, sexual orientation, etc. The Affiliate votes against such proposals.

     S9 Request for change in the nomination process

     The proposal requires boards to nominate candidates based on sex, race or special criteria. The Affiliate votes against such proposals.

     S10 Request for change in the products manufactured or sold

     The proposal requires management to end business in tobacco or other products. The Affiliate votes against such proposals.

     S11 Request for Majority vote to elect directors

     This proposal requests that the board amend the company's certificate of incorporation or its bylaws to provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board. The Affiliate votes for such proposals.

     Foreign

     F1 APPROVE DISCHARGE OF MANAGEMENT (SUPERVISORY) BOARD.

     The proposal asks that shareholders approve formal discharge of responsibility of the management board for the fiscal year. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action. The Affiliate votes for.

     F2 APPROVE SPECIAL AUDITOR'S REPORT.


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     French companies are required by law to present shareholders with a special auditor's report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions. The Affiliate votes for.

     F3 APPROVE FINANCIAL STATEMENTS, DIRECTORS' REPORTS, AND AUDITORS' REPORTS.

     The proposal requests shareholder approval of the financial statements, directors' reports, and auditors' reports. The Affiliate supports the proposal provided the financial statements are audited by the auditors approved by shareholders.

     F4 SET/APPROVE DIVIDEND.

     The proposal requests shareholders approve the dividend rate set by management. The Affiliate votes for.

     F5 APPROVE SCRIPT DIVIDEND ALTERNATIVE.

     The proposal asks shareholders to authorize dividend payments in the form of either cash or shares at the discretion of each shareholder. The Affiliate supports giving shareholders this option so long as the options are financially equal.

     F6 APPROVE ALLOCATION OF INCOME.

     The proposal asks shareholders to approve a board's allocation of income for the current fiscal year, as well as the dividend rate. The Affiliate votes for.

     F7 APPROVE APPROPRIATION OF PROFITS AND DIVIDENDS.

     The proposal asks shareholders to approve a board's proposed determination of profits and amount of the dividend for the current fiscal year. The Affiliate votes for.


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     F8 GRANT BOARD AUTHORITY TO REPURCHASE SHARES.

     The proposal requests that a board be given the authority to repurchase shares of the company on the open market. This authority would continue until the next annual meeting. The Affiliate votes for.

     F9 Approve payment of corporate income taxes.

     The proposal seeks approval for the use by a company of its reserves in order to pay corporate taxes. This is common practice in Europe. According to European accounting procedures, a company is required every year to set aside a certain percentage (usually five percent) from its profits which will be allocated to the company's reserves. Reserves are used to cover losses in future years and pay dividends and corporate taxes. The Affiliate votes for.

     F10 Cancel preapproved issuance authority.

     The proposal asks shareholders to cancel a previously approved authority to issue capital. Companies in Denmark do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries. They must create specific pools of capital with a limited life for general use, which they may call upon during the life of the pool. Therefore, companies routinely request the creation of pools of capital for no specific use or for a specific reason. If the board deems the pool of capital as no longer necessary or relevant to the company's needs, yet the life of the authority has not yet lapsed, then shareholder approval is needed to cancel it. The Affiliate votes for.

     F11 Authorize new product lines.

     The proposal seeks shareholder approval to amend the company's articles to allow the company to expand into new lines of business. As more companies seek to diversify out of their traditional narrow industries, greater flexibility is being routinely introduced. This change does not require the company to go into these businesses, but gives them the flexibility to do so if and when they choose. The Affiliate votes for.

     F12 Appoint statutory auditor.

     The proposal seeks shareholder approval to appoint one internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code. Statutory auditors in Japan are responsible for attending all board meetings and important business meetings, reviewing all major documents, cooperating with the external auditors, and approving the external audit. Even though the independence of internal auditors is not clear, the Affiliate votes for.

     F13 Appoint Chairman of the Board.

     The proposal is for shareholders to appoint or elect a chairman of the board of directors. The Affiliate votes for.

     F14 Authorize filing of required documents/other formalities.

     The proposal asks shareholders to authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law. This is a routine item in France. The Affiliate votes for.

     F15 Propose publications media.

     The proposal requests shareholders approve the designation of a newspaper as the medium to publish the company's meeting notice. While the fund would prefer that foreign shareholders receive written notification of the annual meeting,


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     publishing this information in newspapers is common in Chile and other countries. The Affiliate votes for.

     F16 Clarify Articles of Association.

     The proposal seeks shareholder approval of routine housekeeping of the company's articles, including clarifying items and deleting obsolete items. The Affiliate votes for.

     F17 Update Articles of Association with proxy results

     The proposal asks shareholders to approve changes to the company's articles of association to reflect the results of a proxy vote by shareholders. This is a routine proposal in international proxies and the Affiliate votes for.


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     F18 Conform Articles of Association to law or stock exchange

     The proposal requests shareholder approval to amend the articles of association to conform with new requirements in local or national law or rules established by a stock exchange on which its stock is listed. The Affiliate votes for.

     F19 AUTHORIZE BOARD TO RATIFY AND EXECUTE APPROVED RESOLUTIONS

     The proposal requests shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting. The Affiliate votes for.

     F20 PREPARE AND APPROVE LIST OF SHAREHOLDERS.

     The proposal requests shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting. This is a routine formality in European countries and the Affiliate votes for the proposal.

     F21 ANNOUNCE VACANCIES ON MANAGEMENT BOARD.

     The proposal asks shareholder approval to announce vacancies on the management board. In accordance with Dutch law, the company must announce which of the supervisory board members will retire from the board during the next year, either because their terms have expired or because they have reached the mandatory retirement age. The Affiliate votes for.

     F22 ELECT CHAIRMAN OF THE MEETING.

     The proposal requests shareholder approval to elect the chairman of the meeting. This is a routine meeting formality in European countries and is supported by the Affiliate.

     F23 ALLOTMENT OF UNISSUED SHARES.

     The proposal requests that shareholders give the directors of the company the authority to allot unissued shares. The proposal provides authority to directors which is already provided to U.S. company directors without shareholder approval, i.e. the ability to issue additional shares of common stock. The Affiliate supports this proposal.

     F24 AUTHORITY TO ISSUE SHARES.

     The proposal requests shareholders give the board the ability to issue authorized shares. The Affiliate votes for.

     F25 AUTHORITY TO ALLOT SHARES FOR CASH.

     The proposal requests that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount of X (approximately % of the issued share capital of the company). This will renew the existing authorization and will terminate in one year. UK laws require that current shareholders have pre-emptive rights to all newly-issued shares. The Affiliate supports the proposal.

     F26 Authorize Board to use all outstanding capital.

     The proposal asks shareholders to authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company. Similar to the way U.S. companies use preferred stock, this is a common anti-takeover measure in France. The anti-takeover protection may give companies breathing room for making the right choices, not just the expedient ones. In addition, a large-block holder serves as a


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     monitor of management that may keep the pressure on to ensure good performance, to the benefit of all shareholders. The Affiliate supports the proposal.

     F27 Change date/location of annual meeting.

     The proposal requests shareholder approval for the board to change the date and/or location of the annual meeting. In some companies, the articles/bylaws establish the date and place for the annual meeting. The proposal gives the board flexibility to establish another date or location to hold the annual meeting. The Affiliate supports the proposal.

     F28 Authorize issuance of equity or equity-linked securities.

     The proposal seeks shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities. The Affiliate supports the proposal.

     F29 Authorize issuance of bonds.

     The proposal requests shareholder approval granting the authority to the board to issue bonds or subordinated bonds. Full use of this authorization could potentially increase the debt-to-equity ratio to _____%. However, French companies generally do not expect to utilize the total amount of issuance power they request. The Affiliate votes for.

     F30 Authorize capitalization of reserves for bonus issue or increase in par value.

     The proposal requests shareholder approval increasing authorized stock by capitalizing various reserves or retained earnings. Under this proposal, shareholders would receive either new shares or a boost in the par value of their shares at no cost. When the company capitalizes reserves and distributes new shares to shareholders free of charge in a bonus issue, there is no cost for shareholders to maintain their stakes and no risk of dilution. Bonus issues basically transfer wealth to shareholders and do not impact share value significantly. The only impact would be a mildly positive one--by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base. The Affiliate supports the proposal.

     F31 Increase issued capital for rights issue.

     The proposal requests shareholders approve an increase to "issued capital" in order to offer a rights issue to current registered shareholders. With a rights issue, shareholders have the option of purchasing additional shares of the company's stock, often at a discount to market value. The company will use the proceeds from the issue to provide additional financing for the company. Because the shares are being offered at a discount, this offer is very attractive to shareholders. The Affiliate supports the proposal because of the positive impact for both the company and participating shareholders.

     F32 Authorize reissuance of repurchased shares.

     The proposal requests shareholder approval for the board to reissue shares of the company's stock that had been repurchased by the company at an earlier date.


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     Similar proposals do not appear in proxies of U.S. companies since boards have authority to issue any authorized shares. The Affiliate supports the proposal.

     F33 Approve retirement bonuses for directors/statutory auditors.

     The proposal requests shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors. Although this proposal is a routine request in Japan, the Affiliate abstains from voting because the information provided is insufficient to base a decision.

     F34 Approve payment to deceased director's family.

     The proposal requests shareholder approval for the payment of a retirement bonus to the family of a deceased director. Although this proposal is a routine request in Japan, the Affiliate does not support it because the information provided is insufficient to base a decision.

     F35 Authorize company to engage in transactions with related parties.

     The proposal requests shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered "interested parties" as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES). Singapore's related-party transaction rules are fairly comprehensive, providing shareholders with substantial protection against insider trading abuses. The Affiliate supports this proposal.

     F 36 AMEND ARTICLES TO LOWER QUORUM REQUIREMENT FOR SPECIAL BUSINESS.

     The proposal seeks to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting. Such resolutions, which include amendments to articles, mergers, spin-offs, and stock option plans, will still need a two-thirds majority of the votes cast in order to be effective. Lowering the quorum requirement will remove a powerful incentive for the company to reach out to its independent shareholders when the company is close to reaching a quorum of one-third of issued capital with only the votes of the founder, partner or strategic partner. The Affiliate votes AGAINST when the company's board owns close to one-third of issued capital. When the board is not close to reaching a one-third quorum with votes from the founding family or partner, and reaches out to shareholders for support, the Affiliate will vote FOR.


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     SSGA FUNDS MANAGEMENT, INC.
     PROXY VOTING POLICY

     INTRODUCTION

     SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

     Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2) provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4) matches proxies received with holdings as of record date;

     5) reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7) documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

     PROCESS

     The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

     In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.


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     All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

     However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or
     (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

     In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

     FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

     VOTING

     For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

     Management Proposals

     I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.


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     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     - Approval of auditors

     - Directors' and auditors' compensation

     - Directors' liability and indemnification

     - Discharge of board members and auditors

     - Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     - Authorization of share repurchase programs

     - General updating of or corrective amendments to charter

     - Change in Corporation Name

     - Elimination of cumulative voting

     II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     - Elimination of "poison pill" rights


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     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessive

     - Other stock-based plans which are appropriately structured

     - Reductions in super-majority vote requirements

     - Adoption of anti-"greenmail" provisions

     III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Elimination of Shareholders' Right to Call Special Meetings

     - Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     - Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered


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     - Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     Shareholder Proposals

     Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues


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     - Mandates requiring a majority of independent directors on the Board of
     Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     - Mandates that shareholder-rights plans be put to a vote or repealed

     - Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     - Repeals of various anti-takeover related provisions

     - Reduction or elimination of super-majority vote requirements

     - Repeals or prohibitions of "greenmail" provisions

     - "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     - Limits to tenure of directors


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     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     - Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

     Shareholder Activism

     We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

     Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

     In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.


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     As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

     Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

     POTENTIAL CONFLICTS

     As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

     As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

     When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party,


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     wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

     RECORDKEEPING

     In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

     DISCLOSURE OF CLIENT VOTING INFORMATION

     Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


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     SUSTAINABLE GROWTH ADVISERS, LP

     PROXY VOTING POLICY AND PROCEDURES

     STATEMENT OF POLICY

     Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

     SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

     The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

     SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

     1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

     2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

     3. Security positions that are completely sold from a clients account between


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     proxy record date and meeting date, SGA will not vote the proxy.

     4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

     5. Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.

     6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

     7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

     These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

     PROCEDURES

     Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

     Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

     As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.


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     CATEGORIES OF ISSUES

     It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

     Following are examples of agenda items that SGA generally APPROVES:

     Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

     Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

     Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

     Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

     Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

     Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

     Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

     Following are examples of issues presented for shareholder vote that are generally OPPOSED because their approval is judged not to be in the best interest of the client.

     Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at


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     a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

     Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

     Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

     New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

     Shareholders Proposals That Offer No Specific Economic Benefit to the
     Client: When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

     CONFLICTS OF INTEREST

     SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

     SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the


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     shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

     There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

     To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

     Sustainable Growth Advisers, LP
     301 Tresser Boulevard, Suite 1310
     Stamford, CT 06901

     By phone: (203) 348-4742
     By fax: (203) 348-4732
     E-mail: mgreve@sgadvisers.com


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     T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

     T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

     PROXY ADMINISTRATION

     The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

     Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

     T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.


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     FIDUCIARY CONSIDERATIONS

     T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

     When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

     T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

     Election of Directors

     T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

     Executive Compensation

     Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.


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     Anti-takeover, Capital Structure and Corporate Governance Issues

     T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

     Social and Corporate Responsibility Issues

     T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

     MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between
     T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


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     TEMPLETON GLOBAL ADVISORS LIMITED
     PROXY VOTING POLICIES & PROCEDURES

     RESPONSIBILITY OF ADVISER TO VOTE PROXIES

     Templeton Global Advisors Limited (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

     HOW ADVISER VOTES PROXIES

     FIDUCIARY CONSIDERATIONS

     All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

     CONFLICTS OF INTEREST

     All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a


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     situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

     WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

     One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

     THE PROXY GROUP

     The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

     GENERAL PROXY VOTING GUIDELINES


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     Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

     ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

     Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

     The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

     BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

     RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships


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

     and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

     MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

     Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

     ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

     CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting,


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     dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

     MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

     SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

     GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

     PROXY PROCEDURES

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Adviser may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.


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

     Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

     The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst,


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     portfolio manager and/or legal counsel.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting


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     recommendations.

     13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15. At least annually, the Proxy Group will verify that:

     - All annual proxies for the securities held by Advisory Clients have been received;

     - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

     - Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

     - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

     The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

     As of June 30, 2006


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     TEMPLETON INVESTMENT COUNSEL, LLC
     PROXY VOTING POLICIES & PROCEDURES

     RESPONSIBILITY OF ADVISER TO VOTE PROXIES

     Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

     HOW ADVISER VOTES PROXIES

     FIDUCIARY CONSIDERATIONS

     All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

     CONFLICTS OF INTEREST

     All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a


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     situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

     WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

     One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

     THE PROXY GROUP

     The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

     GENERAL PROXY VOTING GUIDELINES


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

     Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

     ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

     Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

     The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

     BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

     RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

     MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

     Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

     ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

     CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting,


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

     dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

     MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

     SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

     GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

     PROXY PROCEDURES

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Adviser may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.


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     Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

     The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

     16. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

     17. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     18. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     19. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     20. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst,


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     portfolio manager and/or legal counsel.

     21. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     22. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     23. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     24. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     25. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     26. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     27. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting


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     recommendations.

     28. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     29. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     30. At least annually, the Proxy Group will verify that:

     - All annual proxies for the securities held by Advisory Clients have been received;

     - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

     - Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

     - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

     The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

     As of June 30, 2006


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     UBS GLOBAL ASSET MANAGEMENT GLOBAL CORPORATE GOVERNANCE PHILOSOPHYAND PROXY
     VOTING GUIDELINES AND POLICY

     POLICY SUMMARY

     Underlying our voting and corporate governance policies we have three fundamental objectives:

     1 We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2 In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

     3 As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

     This policy helps to maximize the economic value of our clients' investments by establishing proxy voting standards that conform with UBS Global Asset Management's philosophy of good corporate governance.

     RISKS ADDRESSED BY THIS POLICY

     The policy is designed to address the following risks:

     - Failure to provided required disclosures for investment advisers and registered investment companies

     -    Failure to vote proxies in best interest of clients and funds

     -    Failure to identify and address conflicts of interest

     -    Failure to provide adequate oversight of third party service providers

     TABLE OF CONTENTS

     Global Voting and Corporate Governance Policy

A. General Corporate Governance Benchmarks                                     2
B. Proxy Voting Guidelines oe Macro Rationales                                 4
C. Proxy Voting Disclosure Guidelines                                          8
D. Proxy Voting Conflict Guidelines                                            9
E. Special Disclosure Guidelines for Registered Investment Companies           9
F. Documentation                                                              11
G. Compliance Dates                                                           11
H. Other Policies                                                             12


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
I. Disclosures                                                                12

     GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

     PHILOSOPHY

     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the --company" or --companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

     A. GENERAL CORPORATE GOVERNANCE BENCHMARKS UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, --UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

     PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT GUIDELINES:

     -    Board exercises judgment independently of management.

     -    Separate Chairman and Chief Executive.

     -    Board has access to senior management members.

     -    Board is comprised of a significant number of independent outsiders.

     -    Outside directors meet independently.

     -    CEO performance standards are in place.

     -    CEO performance is reviewed annually by the full board.

     -    CEO succession plan is in place.

     -    Board involvement in ratifying major strategic initiatives.

     - Compensation, audit and nominating committees are led by a majority of outside directors.

     PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP GUIDELINES:

     - Board determines necessary board member skills, knowledge and experience.

     -    Board conducts the screening and selection process for new directors.

     -    Shareholders should have the ability to nominate directors.

     - Directors whose present job responsibilities change are reviewed as to the


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          appropriateness of continued directorship.

     - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     -    Board meets regularly (at least four times annually).

     PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL GUIDELINES:

     - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

     - Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

     -    Employment contracts should not entrench management.

     - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

     PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS
     GUIDELINES:

     - Executive remuneration should be commensurate with responsibilities and performance.

     -    Incentive schemes should align management with shareholder objectives.

     - Employment policies should encourage significant shareholding by management and board members.

     - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

     - Long-term incentives should be linked to transparent long-term performance criteria.

     - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

     PRINCIPLE 5: AUDITORS ARE INDEPENDENT GUIDELINES:

     -    Auditors are approved by shareholders at the annual meeting.

     - Audit, consulting and other fees to the auditor are explicitly disclosed.

     - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

     -    Periodic (every 5 years) tender of the audit firm or audit partner.

     B. PROXY VOTING GUIDELINES - MACRO RATIONALES Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

     1.   GENERAL GUIDELINES

     - a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may


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          not support existing management proposals.

     - b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

     - c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

     - d. In general, we oppose proposals, which in our view, act to entrench management.

     - e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

     - f. We will vote in favor of shareholder resolutions for confidential voting.

     2.   BOARD OF DIRECTORS AND AUDITORS

     - a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

     - b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

     - c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

     - d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

     - e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

     3.   COMPENSATION

     - a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

     - b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

     - c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

     - d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

     - e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that


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          management is rewarded for poor performance or further entrenches its position.

     - f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

     4.   GOVERNANCE PROVISIONS

     - a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     - b. We believe that --poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

     - c. Any substantial new share issuance should require prior shareholder approval.

     - d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     - e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     - f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

     - g. We will support proposals that enable shareholders to directly nominate directors.

     5.   CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

     - a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

     - b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

     6.   MERGERS, TENDER OFFERS AND PROXY CONTESTS

     - a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

     7.   SOCIAL, ENVIRONMENTAL, POLITICAL AND CULTURAL

     - a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


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     -    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

     - c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

     8.   ADMINISTRATIVE AND OPERATIONS

     - a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

     - b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

     9.   MISCELLANEOUS

     - a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

     - b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

     - c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

     - d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

     C. PROXY VOTING DISCLOSURE GUIDELINES

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.


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     -    UBS Global AM will disclose to clients, as required by the Investment
          Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

     - Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

     - Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

     D. PROXY VOTING CONFLICT GUIDELINES In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:


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     -    Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     - UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (--Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

     E. SPECIAL DISCLOSURE GUIDELINES FOR REGISTERED INVESTMENT COMPANY CLIENTS

     1. REGISTRATION STATEMENT (OPEN-END AND CLOSED-END FUNDS)

     MANAGEMENT IS RESPONSIBLE FOR ENSURING THE FOLLOWING:

     - That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

     - That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

     - That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

     2. SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORT (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

     - That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

     -    That the report contain a statement that information regarding how the


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          Fund voted proxies during the most recent 12-month period ended June
          30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and

     (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

     3. FORM N-CSR (CLOSED-END FUND ANNUAL REPORTS ONLY) Management is responsible for ensuring the following:

     - That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

     - That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

     4. FORM N-PX (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

     - That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

     - Fund management is responsible for reporting to the Funds' Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

     5. OVERSIGHT OF DISCLOSURE The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

     RESPONSIBLE PARTIES

     The following parties will be responsible for implementing and enforcing this policy:

     THE CHIEF COMPLIANCE OFFICER AND HIS/HER DESIGNEES

     DOCUMENTATION

     Monitoring and testing of this policy will be documented in the following ways:

     - ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF THE EFFECTIVENESS OF THESE PROCEDURES

     -    ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE


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          EFFECTIVENESS OF THESE PROCEDURES

     -    PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE
          OFFICER

     -    PERIODIC REVIEW OF PROXY VOTES BY THE PROXY VOTING COMMITTEE

     COMPLIANCE DATES

     The following compliance dates should be added to the Compliance Calendar:

     -    FILE FORM N-PX BY AUGUST 31 FOR EACH REGISTERED INVESTMENT COMPANY
          CLIENT

     - ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF THE EFFECTIVENESS OF THESE PROCEDURES

     - ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS OF THESE PROCEDURES

     - FORM N-CSR, SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORTS, AND ANNUAL UPDATES TO FUND REGISTRATION STATEMENTS AS APPLICABLE

     -    PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE
          OFFICER

     -    PERIODIC REVIEW OF PROXY VOTES BY THE PROXY VOTING COMMITTEE

     -    RECORDKEEPING POLICY

     -    AFFILIATED TRANSACTIONS POLICY

     -    CODE OF ETHICS

     -    SUPERVISION OF SERVICE PROVIDERS POLICY

     OTHER POLICIES

     Other policies that this policy may affect include:

     -    RECORDKEEPING POLICY

     -    AFFILIATED TRANSACTIONS POLICY

     -    CODE OF ETHICS

     -    SUPERVISION OF SERVICE PROVIDERS POLICY

     17244038

     UBS GLOBAL ASSET MANAGEMENT LOCAL VOTING AND CORPORATE GOVERNANCE
     GUIDELINES

     Version 1.0

     28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     Table of Contents

I. Local Voting and Corporate Governance Guidelines

A. United Kingdom / London                                                     1

B. Australia / Sydney                                                          2

C. Switzerland / Zurich                                                        5

D. Japan / Tokyo                                                               6

E. Canada / Toronto                                                           10

F. United States / Chicago                                                    11


Local Guidelines                        i                           28 July 2003

     UBS Global Asset Management

     Local Voting and Corporate Governance Guidelines - Version 1.0

     I. LOCAL VOTING POLICIES

     A. LOCAL POLICY - UNITED KINGDOM / LONDON

     Directors'                          Greenbury - Invited to approve all new Each on
     its own merits
     Remuneration                        long term incentive schemes
     and/or Pension                      Greenbury - Shares granted should not
     arrangements                        vest, and options should not be
     exercisable, in under three years
     Greenbury - Total awards potentially
     available should not be excessive
     Greenbury - Subject to challenging
     criteria
     Greenbury - Consideration should be
     given to criteria which reflects the
     company's performance relative to a
     group of comparator companies in
     some key variables such as TSR
     Greenbury -Are grant options phased
     Greenbury - Executive options are not
     at a discount
     ABI - Options should only be granted over the capital of the parent company.
     ABI - A Scheme should not last more than 10 years
     ABI - All Schemes No more than 10% of share capital should be used in any rolling 10 year period
     ABI - Executive Schemes No more than
     5% of the issued Ordinary share cap in
     any 10 year period unless these
     Options are Super-Options
     Combined Code - Agrees with the
     recommendations of the Greenbury
     Code
     Basic Authority                     Companies Act - Section 80 provides For
     Management
     for Directors to                    authority for Directors to issue shares
     Allot Any Shares                    ABI5 - New issues should not exceed
     one third of existing issued share capital - taking account amounts reserved for share schemes, warrants or convertible shares
     Share Allotment                     Companies Act - Section 89 imposes For
     management if issue

     Other Than to                       pre-emption (shares must be first      meets
     IPC 5% guideline
     Existing                            offered to existing shareholders on a
     Shareholders                        pro-rata basis)
     Companies Act - Section 95 allows dis


     Local Guidelines                   1                           28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0 application of S89 for issues of shares for cash (but not for assets)

     IPC - Dis-application of S89 acceptable provided no more than 5% of the issued capital on a non-pre-emptive basis in any one year and no more than 7.5% in the current and preceding 2 years

     Market Purchase                     ABI7 -Authority under S166 must be     For
     Management if criteria is
     of its own                          renewed annually; increase in EPS a    met.
     Shares by                           pre-requisite; approval of preference
     Company                             shareholders necessary; 10% of issued
     share capital is appropriate
     Companies Act - Section 166 permits buy-back, S162 must have power for buy-
     back within articles of assoc.
     Stock Exchange Yellow book - up to 15% of issued share capital within 12 months permissible. Price must not exceed 105% of market value.
     Scrip Dividend                      No guidelines                          For
     Management
     alternative
     Enhanced Scrip                      No guidelines                          Each on
     its own merits
     Dividend
     Amendments to                       No guidelines                          For
     Management
     Articles of
     Association
     Shareholder                         No guidelines                          or
     Management
     resn.

     Political                           Political Parties, Elections and       For
     Management if the
     donations                           Referendums Act 2000
                                         company issues a statement
     confirming that the donation is not to a political party in the true sense.
     Against if this statement is not made


     Local Guidelines                   2                           28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     B. LOCAL POLICY - AUSTRALIA / SYDNEY
     AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

     Board Structure and Quality

     Review allocation of work between Board and management (IFSA 9). Board has majority of independent directors with appropriate skills (IFSA 2). Chairman should be an independent director (IFSA 3) or a lead director to be appointed. The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).

     Generally constituted with a majority of independent directors Audit committee comprises only non executive directors Have access to employees and advisers of the company Entitled to obtain independent professional advice at the company's expense The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)

     Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)

     ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained. Aust Law requires at least 3 directors with at least 2 residing in Australia.

     Change of Control Procedures

     Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13). Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.

     ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.

     Partial takeover provisions may be approved by shareholders but are renewable every 3 years.

     Auditors

     Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation). Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation) Compulsory audit partner rotation after 5 years but not rotation of audit firms

     (pending legislation)

     Mandatory audit committees for Top 500 companies (pending legislation).

     Statement from audit committee that non-audit services are compatible with independence (pending legislation).


     Local Guidelines                   3                           28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     Compensation

     The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)

     The Board should establish and disclose in the annual report a policy to encourage nonexecutive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA
     8).

     The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).

     All equity participation compensation plans must be approved by shareholders in a special resolution.

     Option term maximum is 5 years

     Share options must be "expensed" from middle of 2004 (pending legislation)

     General Governance

     Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)

     BEST PRACTICE FOR INVESTMENT MANAGERS

     Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.

     Vote on all material issues.

     Written policy on exercising proxy votes and ensure consistently applied Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.

Local Guidelines                                                    28 July 2003


                                       4

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     C. LOCAL POLICY - SWITZERLAND / ZURICH

     Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.

     Special procedure for UBS Fund Management (Switzerland) AG and the UBS Investment Foundation for Pension Funds:

     The provisions of the Swiss Investment Fund Act and the self-regulatory provisions set out in the Code of Conduct of the Swiss Funds Association are applicable for UBS Fund

     Management (Switzerland) AG, a subsidiary of UBS AG. UBS Fund Management acts as the fund management company on behalf of all UBS and Private Label funds under Swiss law. The Swiss Investment Fund Act requires that the fund management company must be independent from the Custodian Bank. Furthermore, UBS Fund Management (Switzerland) AG, has to act in the sole interest of its investors. Therefore, the decisions of the fund management company concerning proxy voting rights for the assets in the UBS and Private Label funds must be made independently from those of the Custodian bank.

     The UBS Investment Foundation for Pension Funds is governed by the Swiss Pension Fund Law. The Swiss Pension Fund Law requires, that Pension Funds and Investment Foundations for Pension Funds establish rules for proxy voting rights. These rules are defined by the board of the Investment Foundation. The rules set by the board of the UBS Investment Foundation for Pension Funds are as follows: In general, the UBS Investment Foundation shall vote in line with the proposals presented by the board of directors. However, the board of the UBS Investment Foundation may decide, that the UBS Investment Foundation votes not in line with the proposals presented by the board of directors. In any case, the UBS Investment Foundation is completely independent from UBS in this respect

Local Guidelines                                                    28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     D. LOCAL POLICY - JAPAN / TOKYO

     Proxy Voting Policy

     We recognize that voting rights have economic value and that the exercise of such voting rights is a fiduciary duty. UBS Global Asset Management (Japan) Ltd will evaluate issues that may have an impact on the economic value of an investment and will vote on those issues with a view toward maximizing the ultimate economic value of the investment during the time period in which we expect to hold the investment.

     UBS Global Asset Management (Japan) Ltd executes voting rights in order to advance the general interests of clients and shall not execute such right in order to advance the interest of its own or third parties. The general interests of clients mean the interests from the standpoint purely of shareholder value, which is not aimed at acquiring managerial authority. The person in charge of making investment decisions is responsible for the judgement on the interests.

     Where an investment in a company is on behalf of a client and where voting authority and responsibility is delegated to UBS Global Asset Management (Japan) Ltd in the client agreement, it is our intention usually to vote on all proxies we receive that are submitted for shareholder approval. But in cases where any costs are involved in proxy voting, we vote if we judge that the proxy voting after costs maximizes the ultimate economic value of the investment. Client voting instructions are on the Client Details Spreadsheet that is maintained by Client Management.

     General Proxy Voting Guidelines

     When our view of company's management is favorable, we generally support current management initiatives with exceptions as noted in the items below. When our view is that changes to the management structure would probably increase shareholder value, we may support management in a variety of proposals.

     - If management's performance has been questionable, but we do not have constructive advice on voting alternatives, we may abstain.

     - Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a generally good job, we may elect to vote against management

     - In general we oppose proposals which, in our view, act to entrench management.

     In some instances, even though we strongly support management, there are some corporate governance issues, that in spite of management objections, we believe should be subject to shareholder approval.

     Corporate Governance Consultants

     UBS Global Asset Management (Japan) Ltd may use external consultants to advise on corporate governance issues. However it is not obliged to follow this advice and will at all times act in the best interests of clients as detailed in sections 8.1 and 8.2 above.

Local Guidelines                                                    28 July 2003

     UBS Global Asset Management

     Local Voting and Corporate Governance Guidelines - Version 1.0

     UBS Global Asset Management (Japan) Ltd has access to the external proxy voting service, "Institutional Shareholder Services" (ISS). This service provides details of meetings and advice on recommended voting. However the decision is always undertaken as detailed in sections 8.4 and 8.5 by the relevant Investment Teams and UBS Global Asset Management (Japan) Ltd undertakes its own voting. It does not use ISS to vote.

     ISS is a web-based system and UBS Global Asset Management (Japan) Ltd is allocated a code for access.

     Japanese Equity Proxy Voting Procedures Operations records the date of receipt of proxy voting information on Ops Proxy Voting Spreadsheet.

     Proxy information and analysis is also available from ISS. This data is retrieved at least weekly or as required. If this information does not match the Japanese Equity proxies that have been received from Operations, Investments sends an e-mail to Operations (Corporate Actions) requesting them to follow up with the custodian/company and request the necessary proxy voting information. The e-mail states the proxy name of the company security name, meeting date. By doing this there is a double check so that we are aware of all proxy voting issues (ISS and custodians/company).

     Proxy voting will be applied to securities held in client accounts in accordance with the Client Details that are maintained by Client Management and are located on the S Drive for Client Management, Client Management, Investments and Operations to access. Where clients do not state that they wish to determine proxy voting the decision will be made by Investments in UBS Global Asset Management (Japan) Ltd.

     On receipt of proxy information and cover sheet from Operations (copy of proxy voting), centralized voting decisions, for clients who have given UBS TB discretion to vote and where clients do not specify, are made by the person in charge of the model portfolio of Japanese Equities or his delegate. The proxy voting decision is filled in and the information sent to Operations together with the signed and dated cover sheet.

     If "Client" was written on the Client Details spreadsheet, Operations gives the relevant Client Manager the original proxy voting information. The Client Manager votes in accordance with the client's standing instructions or contacts the client and obtains their instruction. If the Client Manager has to contact the client a file note prepared by the Client Manager must be kept on the client file. Client Manager must liaise with Investments if required i.e. when client wants to vote the same as UBS TB. The Client Manager will fill in the original proxy voting information and return it together with the signed and dated cover sheet to Operations.

     Japanese Equity team and Client Management complete the Proxy Voting Spreadsheet based on what they have sent to Operations and this is the basis for client reporting. If there is a problematic issue regarding client's interest including all issues from the shareholder, Investments and Client Management will keep a record of the reason for the problematic issue and the reason for such vote on the spreadsheet.

     Voting must be made immediately upon receipt of original proxy voting information (General Shareholders' Meeting) and returned as soon as possible to Operations (Corporate Actions) for dispatch.

Local Guidelines                                                    28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     Global Equities Proxy Voting Procedure Operations records the date of receipt of proxy voting information on Ops Proxy Voting Spreadsheet.

     Proxy information and analysis is also available from ISS. This data is retrieved at least weekly or as required. If this information does not match the Global Equities proxies that have been received from Operations, Investments sends an e-mail to Operations (Corporate Actions) requesting them to follow up with the custodian and request the necessary proxy voting information. The e-mail states the proxy name of the company security name, meeting date. By doing this there is a double check so that we are aware of all proxy voting issues (ISS and custodians).

     Proxy voting will be applied to securities held in client accounts in accordance with the Client Details that are maintained by Client Management and are located on the S Drive for Client Management, Client Management, Investments and Operations to access. Where clients do not state that they wish to determine proxy voting the decision will be made by Investments in UBS Global Asset Management (Japan) Ltd.

     On receipt of proxy information and cover sheet from Operations (copy of proxy voting), centralized voting decisions, for clients who have given UBS TB discretion to vote and where clients do not specify, are made by the person in charge of the model portfolio of Global Equities or his delegate. The proxy voting decision is filled in and the information sent to Operations together with the signed and dated cover sheet.

     If "Client" was written on the Client Details spreadsheet, Operations gives the relevant Client Manager the original proxy voting information. The Client Manager votes in accordance with the client's standing instructions or contacts the client and obtains their instruction. If the Client Manager has to contact the client a file note prepared by the Client Manager must be kept on the client file. Client Manager must liaise with Investments if required i.e. when client wants to vote the same as UBS TB. The Client Manager will fill in the original proxy voting information and return it together with the signed and dated cover sheet to Operations.

     Global Equities team and Client Management complete the Proxy Voting Spreadsheet based on what they have sent to Operations and this is the basis for client reporting. If there is a problematic issue regarding client's interest including all issues from the shareholder, Investments and Client Management will keep a record of the reason for the problematic issue and the reason for such vote on the spreadsheet.

     Voting must be made immediately upon receipt of original proxy voting information (General Shareholders' Meeting) and returned as soon as possible to Operations (Corporate Actions) for dispatch.

     Dividend Reinvestment Program Participation Policy Regarding the participation in the dividend reinvestment program, unless otherwise instructed by the client (Client Details Spreadsheet), our policy is to receive dividend by cash to avoid situations where we may be receiving shares due to participation in the DRIP while we are reducing the weight of the stock in the portfolio or eliminating it completely. Refer to Operations Procedures Manual for communication between Investments and Operations.

Local Guidelines                                                    28 July 2003


                                        8

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     Special Share Rights Offering

     In the event that a company has declared a special share rights offering (shares or cash), Operations will forward this information to the appropriate portfolio manager. In principal for Global Equities ex Japan we will follow the recommendation from London. When there is no recommendation from London we will elect to receive cash.

     Record and Client Reporting

     Investments (Japanese and Global equities) and Client Management keeps a record of all voting instructions. Clients may request us to provide a report on proxy votes, cast or not cast on their behalf. This report would contain the following

     - Client names on whose behalf we voted

     - Security name

     - Meeting date

     - Resolutions which UBS Global Asset Management (Japan) Ltd voted "FOR", "AGAINST" or "ABSTAIN" with brief reasons for these positions

     - Outcome of meeting if known.

Local Guidelines                                                    28 July 2003


                                       9

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     E. LOCAL POLICY - CANADA / TORONTO

     Local policies are in line with the Global Voting and Corporate Governance Policy.

     Our authority to vote proxies is established by our advisory contracts (or comparable documents) and our proxy voting guidelines are tailored to reflect these specific contractual obligations.

     Where UBS Global Asset Management (Canada) Co. is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the Local Corporate Governance Committee ( "the Committee") will be notified of the conflict and the Committee will determine how such proxy should be voted. If the Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote.

     With respect to Pooled Funds Managed by UBS Global Asset Management (Canada) Co., where the Committee feels that a conflict of interest exists in voting proxies relating to the Pooled Funds, the Committee may abstain from such vote at its discretion.

Local Guidelines                                                    28 July 2003

     UBS Global Asset Management
     Local Voting and Corporate Governance Guidelines - Version 1.0

     F. LOCAL POLICY - UNITED STATES / CHICAGO

     Our Global Policies are our Local Policies except for the following:

     General

     UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

     For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

     Proxy Voting Guidelines - Macro Rationales

     1. We do not favor the forced reporting of political contributions. Proxy Voting Conflict Guidelines

     The U.S. Local Corporate Governance Committee will meet to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:
     Relationships with clients and potential clients Banking and investment banking divisions within UBS

     Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote.

     (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

Local Guidelines                                                    28 July 2003

     UBS Global Asset Management Global Corporate Governance PhilosophyVoting Guidelines And Policy Version 1.0

     28 July 2003

     Global Voting and Corporate Governance Guidelines and Policy - Version 1.0 Table of Contents

Global Voting and Corporate Governance Policy
A. General Corporate Governance Benchmarks      1
B. Proxy Voting Guidelines - Macro Rationales   3
C. Proxy Voting Disclosure Guidelines           7
D. Proxy Voting Conflict Guidelines             8

     i 28 July 2003

     GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

     1 We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2 In order to do this effectively, we aim to utilize the full weight of our clients'shareholdings in making our views felt.

     3 As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

     A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

     UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

     Principle 1: Independence of Board from Company Management Guidelines:

     -    Board exercises judgment independently of management.

     -    Separate Chairman and Chief Executive.

     -    Board has access to senior management members.

     -    Board is comprised of a significant number of independent outsiders.

     -    Outside directors meet independently.

     -    CEO performance standards are in place.

     -    CEO performance is reviewed annually by the full board.

     -    CEO succession plan is in place.

     -    Board involvement in ratifying major strategic initiatives.

     - Compensation, audit and nominating committees are led by a majority of outside directors.

     Principle 2: Quality of Board Membership Guidelines:

     - Board determines necessary board member skills, knowledge and experience.

     -    Board conducts the screening and selection process for new directors.

     - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

     - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     -    Board meets regularly (at least four times annually).

     Principle 3: Appropriate Management of Change in Control Guidelines:

     - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

     - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

     -    Employment contracts should not entrench management.

     - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

     Principle 4: Remuneration Policies are Aligned with Shareholder Interests
     Guidelines:

     - Executive remuneration should be commensurate with responsibilities and performance.

     -    Incentive schemes should align management with shareholder objectives.

     - Employment policies should encourage significant shareholding by management and board members.

     - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

     - Long-term incentives should be linked to transparent long-term performance criteria.

     - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

     Principle 5: Auditors are Independent Guidelines:

     -    Auditors are approved by shareholders at the annual meeting.

     - Audit, consulting and other fees to the auditor are explicitly disclosed.

     - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

     -    Periodic (every 5 years) tender of the audit firm or audit partner.

     B.   PROXY VOTING GUIDELINES - MACRO RATIONALES

     Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

     1.   GENERAL GUIDELINES

     - a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

     - b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

     - c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

     - d. In general, we oppose proposals, which in our view, act to entrench management.

     - e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

     - f. We will vote in favor of shareholder resolutions for confidential voting.

     2.   BOARD OF DIRECTORS & AUDITORS

     - a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

     - b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

     - c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

     - d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

     - e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

     3.   COMPENSATION

     - a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

     - b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

     - c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

     - a. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

     - b. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

     - c. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

     1    GOVERNANCE PROVISIONS

     -    5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

     - a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

     - b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

     -    6. MERGERS, TENDER OFFERS & PROXY CONTESTS

     - a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

     -    7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

     - a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

     - b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

     - c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

     -    8. ADMINISTRATIVE & OPERATIONS

     - a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

     - b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

     -    9. MISCELLANEOUS

     - a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

     - b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

     - c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

     c. Any substantial new share issuance should require prior shareholder approval.

     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

     C. PROXY VOTING DISCLOSURE GUIDELINES

     - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

     - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

     D. PROXY VOTING CONFLICT GUIDELINES

     In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

     - Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     - UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

UST Advisers, Inc.

PROXY VOTING POLICIES AND PROCEDURES

OVERVIEW

U.S. Trust and its affiliates(48) often have authority to vote proxies for shareholders with accounts managed by U.S. Trust and its affiliates. As an investment adviser or as a trustee, U.S. Trust has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must make voting decisions that are in the best long-term economic interest of our clients (or, in the case of ERISA accounts, in the interest of the plan's participants and their beneficiaries).

Set forth below are U.S. Trust's Policies and Procedures with respect to any voting or consent rights of clients (including mutual funds) for which any U.S. Trust entity has voting authority. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of U.S. Trust, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. To the extent issues are not covered by U.S. Trust's Policies and Procedures, U.S. Trust will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients. These Policies and Procedures may be revised from time to time. APPENDIX A and APPENDIX B set forth the Proxy Committee's current policies with respect to how U.S. Trust will vote with regard to specified matters that may arise from time to time.

SPECIAL FIDUCIARY SERVICES DIVISION

These policies and procedures do not apply to the qualified or unqualified employee benefit plan accounts for which the Special Fiduciary Services Division of United States Trust Company, N.A. ("SFS") acts as a plan fiduciary. SFS has established its own proxy policies and procedures. The SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, U.S. Trust and SFS may reach different voting decisions on a particular matter.

LIMITATIONS RELATING TO PROXY VOTING

While U.S. Trust uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for U.S. Trust to vote proxies. Such

----------
(48) U.S. TRUST INCLUDES UNITED STATES TRUST COMPANY, NATIONAL ASSOCIATION, U.S. TRUST NEW YORK ASSET MANAGEMENT DIVISION, UST ADVISERS, INC., AND U.S. TRUST COMPANY OF DELAWARE.

circumstances include when a client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline or if an account would lose security lending income if the securities were recalled. Additionally, U.S. Trust may not be able to vote proxies in connection with certain holdings of foreign securities if U.S. Trust does not receive the proxy statement in time to vote the proxies or is unable to meet the requirements necessary to vote the proxies (e.g. share blocking, limited value, unjustifiable costs, custodial processing delays or securities on loan). In circumstances where a client held a security as of record date, but the security is sold prior to the shareholder meeting, U.S. Trust will abstain from voting that security.

PROXY COMMITTEE

The Proxy Committee of United States Trust Company, N.A. is responsible for establishing and implementing these proxy voting policies and procedures. The Proxy Committee may also consider special proxy issues that may arise from time to time, including voting proxies for which the Policies and Procedures do not provide clear and definitive guidance and/or where an exception to the established Policies and Procedures may be in the interest of U.S. Trust's proxy voting clients. The Proxy Committee is comprised of personnel of United States Trust Company, N.A., its Director of Equity Research, a senior representative from its Equity Research Operations, Trust, International Investments, Equity Income, Risk Management, and Wealth Management. At least annually, the Proxy Committee reviews the voting guidelines set forth in APPENDICES A and B and the use of the third party proxy voting service. The Proxy Committee may call upon research analysts and investment professionals for their opinion on a particular issue based upon their in-depth knowledge of the issuer and the issues involved.

VOTING AND USE OF PROXY VOTING SERVICE

U.S. Trust has engaged an independent proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), a nationally recognized provider of proxy voting services, to assist in the voting of proxies. ISS is responsible for voting, on behalf of U.S. Trust, in accordance with the guidelines stipulated in APPENDICES A AND B and for maintaining copies of voting records and proxy statements received by issuers. ISS will refer proxy questions to a member of the Equity Research Operations Group for instructions under circumstances where : (1) the application of the Proxy Policies and Procedures is unclear; (2) a particular ballot item is not covered by the Proxy Policies and Procedures; or
(3) the Proxy Policies and Procedures call for input from U.S. Trust. ISS also may provide the Proxy Committee with recommendations regarding particular proxy matters.

PROXY COORDINATION

A member of the Equity Research Operations Group is responsible for working with the proxy voting service, soliciting feedback from the Proxy Committee as required, and for communicating to ISS the Proxy Policies and Procedures. ISS produces monthly reports of ballots cast on behalf of clients and the Security Operations Group does a random sampling of the ballots cast by the proxy voting service against these Policies and Procedures to verify adherence by ISS to these Policies and Procedures.

CONFLICTS OF INTEREST

From time to time, U.S. Trust may experience material conflicts of interest with respect to proxy voting. Because these Policies and Procedures are pre-determined and designed to be in the best interests of clients, application of the Policies and Procedures to vote client proxies should, in most cases, adequately address any possible conflicts of interest. U.S. Trust will follow the procedures set forth in APPENDIX C in connection with voting shares issued by publicly traded companies affiliated with U.S. Trust and with voting shares of investment companies and alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) advised by U.S. Trust or an affiliate.

REPORTING AND RECORDKEEPING

Except to the extent required by applicable law or otherwise approved by U.S. Trust, U.S. Trust will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, U.S. Trust will disclose to a client or the entity delegating the voting authority to U.S. Trust for such client, how U.S. Trust voted such client's proxy. The proxy voting record of investment companies advised by U.S. Trust are available on the SEC's website at http://www.sec.gov. In addition, clients for which any U.S. Trust entity has voting authority, may obtain a copy or these Policies and Procedures upon request.

STATEMENT OF PROXY VOTING GUIDELINES

The Proxy Committee has established the following voting guidelines which provide a general indication as to how U.S. Trust will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. In compelling circumstances, the Proxy Committee may determine to "split" the U.S. Trust vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to "split" votes must be appropriate from the standpoint of the best long-term economic interests of each of its clients.

APPENDIX A - ROUTINE ISSUES

U.S. Trust will vote the following items as recommended by management of the issuer because U.S. Trust believes the recommendations by the issuer generally are in shareholders' best long-term economic interests, and therefore in the best long-term economic interests of U.S. Trust's clients.

1. Ratification of auditors and compensation paid to auditors.

2. Corporate housekeeping matters - including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters - including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, or increase in capital stock for a shareholder rights plan.

4. Composition of the board- including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the board must be independent are not considered routine.

5. General corporate matters - including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6. Routine procedural matters - including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector(s) or shareholder representative(s) for the meeting, the designation of two shareholders to approve and sign minutes of the meeting, the allowance of questions, the publication of minutes, the closing of the meeting, authorize the board to ratify and execute approved resolutions, and prepare and approve the list of shareholders.

7. Remuneration report - In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company's equity based, and cash compensation policies. We generally vote FOR the routine approval of remuneration reports in non-U.S. markets.

8. Annual formal discharge of the board and management - In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company's management. We generally vote FOR discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote AGAINST proposals to remove the annual discharge of board and management from the agenda.

APPENDIX B - NON-ROUTINE ISSUES

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1 - Proposals Regarding Director Elections

          i. Election of directors - We typically vote FOR on individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a CASE-BY-CASE basis considering such factors as the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          ii. Cumulative voting for the election of directors - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote AGAINST proposals for cumulative voting and FOR proposals to eliminate cumulative voting.

          iii. Classified boards - We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified board (requiring re-election of all directors annually) increases the accountability of the board to shareholders. We typically vote AGAINST proposals seeking classification of a board and FOR proposals seeking declassification.

          iv. Term limits for independent directors - We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company's shareholders and that term limits do not serve shareholder's interests. We typically vote AGAINST proposals to set term limits.

          v. Proposals concerning whether a majority of the board must be independent - We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote FOR such proposals.

          vi. Proposals requiring a majority vote for election of directors - We will typically vote FOR reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

2 - Other Director-Related Proposals

          (i) Proposals limiting liability or providing indemnification of directors - We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote FOR such proposals.

          (ii) Proposals regarding director share ownership - Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote FOR such proposals.

3 - Anti-Takeover Proposals and Shareholder rights

          (i) Shareholder rights plans and poison pills - Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We typically vote AGAINST poison pill plans and AGAINST proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

          (ii) Defensive Use of Share Issuances - We typically vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company's shares.

          (iii) Other anti-takeover provisions - We typically vote AGAINST other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote FOR proposals such as fair price amendments.

          (iv) Limitations on shareholder rights - We typically vote AGAINST proposals which limit shareholders' corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

          (v) Proposals regarding supermajority vote requirement - We support shareholders' ability to approve or reject matters based on a simple majority. We typically vote AGAINST proposals to institute a supermajority vote requirement.

          (vi) Proposals regarding confidential voting - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company's shareholders. We typically vote FOR the adoption of confidential voting proposals and AGAINST proposals to prohibit confidential voting.

          (vii) Discretionary voting of unmarked proxies - Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote AGAINST such proposals.

4 - Management Compensation Proposals

          (i) Equity-based compensation plans - We will assess the potential cost of equity-based compensation plans by using the proxy voting service's quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote FOR equity-based plans with costs within the allowable cap and AGAINST those with costs above the allowable cap. In addition, we generally vote AGAINST plans that provide: a) for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote AGAINST an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

          (ii) Shareholder proposals on compensation - disclosure/setting levels or types of compensation for executives and directors - We typically vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote AGAINST shareholder proposals requiring director fees be paid in stock only.

          (iii) Performance-based awards - We typically vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: a) the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and b) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

          (iv) Severance agreements for executives/golden parachutes - We typically vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote FOR proposals to ratify or cancel golden parachutes if they include the following: a) The triggering mechanism is beyond the control of management; b) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and c) change-in-control payments include the following double-triggers: (I) after a change in control has taken place, and (II) termination of the executive as a result of the change in control. A change in control is defined as a change in the company ownership structure.

          (v) Supplemental executive retirement plans (SERPs) - We typically vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

          (vi) Retirement bonuses for directors and statutory auditors - We typically vote AGAINST payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote AGAINST the entire proposal.

     All other shareholder proposals regarding executive and director pay will be voted on a CASE-BY-CASE basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5 - Non-Routine General Corporate Matters

          (i) Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation's business and is best situated to take appropriate courses of action. Thus, we typically vote FOR such proposals.

          (ii) Financial results/director and auditor reports - We typically vote FOR approval of financial statements and director and auditor reports, unless: a) there are concerns about the statements presented or audit procedures used; or b) the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          (iii) Appointment of statutory auditors - We typically vote FOR the appointment or reelection of statutory auditors, unless: a) there are serious concerns about the statutory reports presented or the audit procedures used; b) questions exist concerning any of the statutory auditors being appointed; or c) the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

          (iv) Allocation of income - We typically vote FOR approval of the allocation of income, unless: a) the dividend payout ratio has been consistently below 30 percent without adequate explanation; or b) the payout is excessive given the company's financial position.

          (v) Stock (scrip) dividend alternative - We generally vote FOR most stock (scrip) dividend proposals. However, we typically vote

               AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

          (vi) Amendments to articles of incorporation or articles of association - We generally vote FOR proposals to amend articles of incorporation or articles of association if: a) shareholder rights are protected; b) there is negligible or positive impact on shareholder value; c) management provides adequate reasons for the amendments; and d) the company is required to do so by law (if applicable). We typically vote AGAINST proposals to amend articles if the amendment is deemed not to be in the long-term economic best interest of shareholders.

          (vii) Change in company fiscal term - We typically vote FOR proposals to change a company's fiscal term unless a company's motivation for the change is to postpone its Assembly General Meeting.

          (viii) Lower disclosure threshold for stock ownership - We typically vote AGAINST proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

          (ix) Amend quorum requirements - We generally vote AGAINST proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company's reasons for the change are in line with shareholders' interests, and the company's ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

          (x) Increase in borrowing powers - We generally vote FOR proposals to approve increases in a company's borrowing powers after taking into account management's stated need for the increase, the size of the increase, and the company's current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has an exceptionally high debt-to-equity ratio compared to its industry, we typically vote AGAINST the proposal.

          (xi) Share repurchase plans - We typically vote FOR share repurchase plans, unless: a) clear evidence of past abuse of the authority is available; or b) the plan contains no safeguards against selective buybacks.

          (xii) Reissuance of shares repurchased - We typically vote FOR proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

          (xiii) Capitalization of reserves for bonus issues/increase in par value - We typically vote FOR proposals to capitalize reserves for bonus issues of shares or to increase par value.

          (xiv) Adjust par value of common stock - We typically vote FOR management proposals to reduce par value of common stock.

          (xv) Issuances of shares with or without preemptive rights - General
               Issuances: We typically vote FOR proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote FOR proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote AGAINST proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a CASE-BY-CASE basis.

          (xvi) Control and profit transfer agreements - We generally vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

          (xvii) Mandatory takeover bid waivers - We generally vote AGAINST proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under such circumstances, we generally vote FOR such a waiver if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

          (xviii) Expansion of business activities - We typically vote FOR the expansion of business activities unless the new business takes the company into risky areas.

          (xix) Related-party transactions - We generally vote FOR related-party transactions, unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms to shareholders.

          (xx) Proposals for extinguishing shareholder preemptive rights - Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder's proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote FOR proposals to extinguish such rights and AGAINST proposals to create such rights.

          (xxi) Proposals requiring consideration of comparative fee information by independent auditors - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor's fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote AGAINST such proposals.

          (xxii) Proposals mandating diversity in hiring practices or board composition - We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote AGAINST such proposals.

          (xxiii) Proposals prohibiting dealings with certain countries - The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote AGAINST such proposals.

          (xxiv) Proposals to limit the number of other public corporation boards on which the CEO serves - We believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote AGAINST such proposals.

          (xxv) Proposals to limit consulting fees to an amount less than audit fees - We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management's access to such resources is not in the interests of the corporation's shareholders. We typically vote AGAINST such proposals.

          (xxvi) Proposals to require the expensing of stock options - Current accounting standards in the U.S. require the expensing of stock options, but not all foreign countries have adopted this standard. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote FOR such proposals.

          (xxvii) Proposals restricting business conduct for social and political reasons - We do not believe that social and political restrictions should be placed on a company's business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company's social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote AGAINST such proposals.

          (xxviii) Proposals requiring companies' divestiture from various businesses - Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interest groups. We believe that management is best suited to determine a company's business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote AGAINST such proposals.

6 -   Distressed and Defaulted Securities

          (i) Waivers and consents - We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (a) likelihood that the granting of such waiver or consent will potentially increase recovery to clients;
               (b) potential for avoiding cross-defaults under other agreements; and (c) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a CASE-BY-CASE basis.

          (ii) Voting on Chapter 11 plans of liquidation or reorganization - We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (a) other alternatives to the proposed plan; (b) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (c) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a CASE-BY-CASE basis.

7 - Investment Companies and Alternative Investment Vehicles

     The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a CASE-BY-CASE BASIS:
     (i) approval of investment advisory and/or distribution agreements; (ii) approval of distribution plans; (iii) changes in fees or expenses; (iv) conversion of the company from closed-end to open-end form; (v) changes in the "fundamental policies" of the company; (vi) change in side pocket limitations; (vii) change in the state or form of organization of the company; and (viii) dispositions of assets, termination or liquidations of the fund.

     For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by U.S. Trust or its affiliates, the procedures set forth APPENDIX C will be followed.

8 - Other Shareholder proposals - Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

APPENDIX C- CONFLICTS PROCEDURES

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by U.S. Trust or an affiliate

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed by U.S. Trust or its affiliates. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. ("Schwab"), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. We may have a conflict of interest in voting these shares on behalf of our clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Schwab securities in accordance with its own recommendations or the recommendations of another independent third-party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of these Conflicts Procedures) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent third-party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

     WELLINGTON MANAGEMENT COMPANY, LLP
     GLOBAL PROXY POLICIES AND PROCEDURES

INTRODUCTION Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

          Wellington Management's Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client's written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and        WELLINGTON MANAGEMENT HAS A CORPORATE GOVERNANCE
Oversight                 COMMITTEE, ESTABLISHED BY ACTION OF THE FIRM'S
                          EXECUTIVE COMMITTEE, THAT IS RESPONSIBLE FOR THE
                          REVIEW AND APPROVAL OF THE FIRM'S WRITTEN GLOBAL PROXY
                          POLICIES AND PROCEDURES AND ITS PROXY VOTING
                          GUIDELINES, AND FOR PROVIDING ADVICE AND GUIDANCE ON
                          SPECIFIC PROXY VOTES FOR INDIVIDUAL ISSUERS. THE
                          FIRM'S LEGAL SERVICES DEPARTMENT MONITORS REGULATORY
                          REQUIREMENTS WITH RESPECT TO PROXY VOTING ON A GLOBAL
                          BASIS AND WORKS WITH THE CORPORATE GOVERNANCE
                          COMMITTEE TO DEVELOP POLICIES THAT IMPLEMENT THOSE
                          REQUIREMENTS. DAY-TO-DAY ADMINISTRATION OF THE PROXY
                          VOTING PROCESS AT WELLINGTON MANAGEMENT IS THE
                          RESPONSIBILITY OF THE CORPORATE GOVERNANCE GROUP
                          WITHIN THE CORPORATE OPERATIONS DEPARTMENT. IN
                          ADDITION, THE CORPORATE GOVERNANCE GROUP ACTS AS A
                          RESOURCE FOR PORTFOLIO MANAGERS AND RESEARCH ANALYSTS
                          ON PROXY MATTERS, AS NEEDED.

Statement of Procedures   WELLINGTON MANAGEMENT HAS IN PLACE CERTAIN PROCEDURES
                          FOR IMPLEMENTING ITS PROXY VOTING POLICIES.

GENERAL PROXY VOTING      Authorization to Vote

                          WELLINGTON MANAGEMENT WILL VOTE ONLY THOSE PROXIES FOR
                          WHICH ITS CLIENTS HAVE AFFIRMATIVELY DELEGATED
                          PROXY-VOTING AUTHORITY.

                          Receipt of Proxy

                          PROXY MATERIALS FROM AN ISSUER OR ITS INFORMATION
                          AGENT ARE FORWARDED TO REGISTERED OWNERS OF RECORD,
                          TYPICALLY THE CLIENT'S CUSTODIAN BANK. IF A CLIENT
                          REQUESTS THAT WELLINGTON MANAGEMENT VOTES PROXIES ON
                          ITS BEHALF, THE CLIENT MUST INSTRUCT ITS CUSTODIAN
                          BANK TO DELIVER ALL RELEVANT VOTING MATERIAL TO
                          WELLINGTON MANAGEMENT OR ITS VOTING AGENT. WELLINGTON
                          MANAGEMENT, OR ITS VOTING AGENT, MAY RECEIVE THIS
                          VOTING INFORMATION BY MAIL, FAX, OR OTHER ELECTRONIC
                          MEANS.

                          Reconciliation

                          TO THE EXTENT REASONABLY PRACTICABLE, EACH PUBLIC
                          SECURITY PROXY RECEIVED BY ELECTRONIC MEANS IS MATCHED
                          TO THE SECURITIES ELIGIBLE TO BE VOTED AND A REMINDER
                          IS SENT TO ANY CUSTODIAN OR TRUSTEE THAT HAS NOT
                          FORWARDED THE PROXIES AS DUE. ALTHOUGH PROXIES
                          RECEIVED FOR PRIVATE SECURITIES, AS WELL AS THOSE
                          RECEIVED IN NON-ELECTRONIC FORMAT, ARE VOTED AS
                          RECEIVED, WELLINGTON MANAGEMENT IS NOT ABLE TO
                          RECONCILE THESE PROXIES TO HOLDINGS, NOR DOES IT
                          NOTIFY CUSTODIANS OF NON-RECEIPT.

RESEARCH

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

                          - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

                          - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                          - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                          IF A PROXY IS IDENTIFIED AS PRESENTING A MATERIAL CONFLICT OF INTEREST, THE MATTER MUST BE REVIEWED BY DESIGNATED MEMBERS

                          OF THE CORPORATE GOVERNANCE COMMITTEE, WHO WILL RESOLVE THE CONFLICT AND DIRECT THE VOTE. IN CERTAIN CIRCUMSTANCES, THE DESIGNATED MEMBERS MAY DETERMINE THAT THE FULL CORPORATE GOVERNANCE COMMITTEE SHOULD CONVENE. ANY CORPORATE GOVERNANCE COMMITTEE MEMBER WHO IS HIMSELF OR HERSELF SUBJECT TO THE IDENTIFIED CONFLICT WILL NOT PARTICIPATE IN THE DECISION ON WHETHER AND HOW TO VOTE THE PROXY IN QUESTION.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                          SECURITIES LENDING

                          Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

     SHARE BLOCKING AND RE-REGISTRATION

     Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS

     Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

ADDITIONAL INFORMATION    Wellington Management maintains records of proxies
                          voted pursuant to Section 204-2 of the Investment
                          Advisers Act of 1940 (the "Advisers Act"), the
                          Employee Retirement Income Security Act of 1974, as
                          amended ("ERISA"), and other applicable laws.

                          WELLINGTON MANAGEMENT'S GLOBAL PROXY POLICIES AND
                          PROCEDURES MAY BE AMENDED FROM TIME TO TIME BY
                          WELLINGTON MANAGEMENT. WELLINGTON MANAGEMENT PROVIDES
                          CLIENTS WITH A COPY OF ITS GLOBAL PROXY POLICIES AND
                          PROCEDURES, INCLUDING THE PROXY VOTING GUIDELINES,
                          UPON WRITTEN REQUEST. IN ADDITION, WELLINGTON
                          MANAGEMENT WILL MAKE SPECIFIC CLIENT INFORMATION
                          RELATING TO PROXY VOTING AVAILABLE TO A CLIENT UPON
                          REASONABLE WRITTEN REQUEST.

     DATED: APRIL 1, 2007

INTRODUCTION Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

     These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

     Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES         COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                          -    Election of Directors:

                                  Case-by-Case

                               Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

                          -    Classify Board of Directors:

                                  Against

                               We will also vote in favor of shareholder proposals seeking to declassify boards.

                          -    Adopt Director Tenure/Retirement Age (SP):

                                  Against

                          -    Adopt Director & Officer Indemnification:

                                  For

                               We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board.
                               Such proposals must incorporate the duty of care.

                          -    Allow Special Interest Representation to Board
                               (SP):

                                  Against

                          -    Require Board Independence:

                                  For

                               Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                          -    Require Key Board Committees to be Independent.

                               For

                               Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

                          - Require a Separation of Chair and CEO or Require a

                                  For

                               Lead Director:

                          -    Approve Directors' Fees:

                                  For

                          -    Approve Bonuses for Retiring Directors:

                                  Case-by-Case

                          -    Elect Supervisory Board/Corporate Assembly:

                                  For

                          -    Elect/Establish Board Committee:

                                  For

                          -    Adopt Shareholder Access/Majority Vote on
                               Election of

                                  Case-by-Case

                               Directors (SP):

                               Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

                               Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections.
                               Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

                          -    Adopt/Amend Stock Option Plans:

                                  Case-by-Case

                          -    Adopt/Amend Employee Stock Purchase Plans:
                                  For

                          -    Approve/Amend Bonus Plans:
                                  Case-by-Case
                               In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section
                               162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals.
                               Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

                          -    Approve Remuneration Policy:
                                  Case-by-Case

                          -    Exchange Underwater Options:
                                  Case-by-Case
                               Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

                          -    Eliminate or Limit Severance Agreements (Golden
                                  Case-by-Case
                               Parachutes):
                               We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

                          -    Shareholder Approval of Future Severance
                               Agreements
                                  Case-by-Case
                               Covering Senior Executives (SP): We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

                          -    Expense Future Stock Options (SP):
                                  For

                          -    Shareholder Approval of All Stock Option Plans
                               (SP):
                                  For

                          -    Disclose All Executive Compensation (SP):
                                  For

                          REPORTING OF RESULTS

                          -    Approve Financial Statements:
                                  For

                          -    Set Dividends and Allocate Profits:
                                  For

                          -    Limit Non-Audit Services Provided by Auditors
                               (SP):
                                  Case-by-Case
                               We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

                          -    Ratify Selection of Auditors and Set Their Fees:
                                  Case-by-Case

                               Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

                          -    Elect Statutory Auditors:
                                  Case-by-Case

                          -    Shareholder Approval of Auditors (SP):
                                  For

                          SHAREHOLDER VOTING RIGHTS

                          -    Adopt Cumulative Voting (SP):
                                  Against
                               We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

                          -    Shareholder Rights Plans
                                  Case-by-Case
                               Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders.
                               However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

                               -    We generally support plans that include:

                                    -    Shareholder approval requirement

                                    -    Sunset provision

                                    -    Permitted bid feature (i.e., bids that
                                         are made for all shares and demonstrate
                                         evidence of financing must be submitted
                                         to a shareholder vote).

                               Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

                          -    Authorize Blank Check Preferred Stock:
                                  Case-by-Case
                               We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

                          -    Eliminate Right to Call a Special Meeting:
                                  Against

                          -    Increase Supermajority Vote Requirement:
                                  Against
                               We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

                          -    Adopt Anti-Greenmail Provision:
                                  For

                          -    Adopt Confidential Voting (SP):
                                  Case-by-Case
                               We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                          -    Remove Right to Act by Written Consent:
                                  Against

     CAPITAL STRUCTURE

                          -    Increase Authorized Common Stock:
                                  Case-by-Case
                               We generally support requests for increases up to 100% of the shares currently authorized.
                               Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

                          -    Approve Merger or Acquisition:
                                  Case-by-Case

                          -    Approve Technical Amendments to Charter:
                                  Case-by-Case

                          -    Opt Out of State Takeover Statutes:
                                  For

                          -    Authorize Share Repurchase:
                                  For

                          -    Authorize Trade in Company Stock:
                                  For

                          -    Approve Stock Splits:
                                  Case-by-Case

                               We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                          -    Approve Recapitalization/Restructuring:
                                  Case-by-Case

                          -    Issue Stock with or without Preemptive Rights:
                                  For

                          -    Issue Debt Instruments:
                                  Case-by-Case

                          SOCIAL ISSUES

                          -    Endorse the Ceres Principles (SP):
                                  Case-by-Case

                          -    Disclose Political and PAC Gifts (SP):
                                  Case-by-Case

                               Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                          -    Require Adoption of International Labor
                               Organization's Case-by-Case
                               Fair Labor Principles (SP):

                          -    Report on Sustainability (SP):
                                  Case-by-Case

     MISCELLANEOUS

                          -    Approve Other Business:
                                  Against

                          -    Approve Reincorporation:
                                  Case-by-Case

                          -    Approve Third-Party Transactions:
                                  Case-by-Case

DATED: APRIL 1, 2007

                            WELLS CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

1. SCOPE OF POLICIES AND PROCEDURES. THESE PROXY VOTING POLICIES AND PROCEDURES ("PROCEDURES") ARE USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES HELD IN ACCOUNTS MANAGED BY WELLS CAPITAL MANAGEMENT AND WHOSE VOTING AUTHORITY HAS BEEN DELEGATED TO WELLS CAPITAL MANAGEMENT. WELLS CAPITAL MANAGEMENT BELIEVES THAT THE PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT PROXY MATTERS ARE CONDUCTED IN THE BEST INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES.

2. Voting Philosophy. Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

     (A)  Proxy Administrator

     Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

     (i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

     (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

          Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

     (iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

     (iv) Conflicts of Interest. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices, a copy of which is attached hereto as Appendix B. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

     (B)  ISS

     ISS has been delegated with the following responsibilities:

     (i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A;

     (ii) Vote and submit proxies in a timely manner;

     (iii) Handle other administrative functions of proxy voting;

     (iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (v)  Maintain records of votes cast; and

     (vi) Provide recommendations with respect to proxy voting matters in general.

     (C) Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     (D) Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

     (i)  A copy of these proxy voting polices and procedures;

     (ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

     (iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

     (iv) Records of each written client request for proxy voting records and Wells Capital Management's written response to any client request (written or oral) for such records; and (v) Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

     Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

     Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-

800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

     Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2006

Appendix A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

FOR 2006

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

     B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

     - an evaluation of the independence of the Board, as defined by the stock exchange in which the stock is traded, in its attempt to maximize shareholder value and,

     - upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

     Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

     a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

          1)   Length of service of senior management

          2)   Number/percentage of outside directors

          3)   Consistency of performance (EPS) over the last five years

          4)   Value/growth of shares relative to industry/market averages

          5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

     b. If the Board is viewed to be independent and the financial performance of the Company has been good:

          1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

          2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

     c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

     d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.   Standard shareholder proposals will be voted as indicated on Exhibit
          C.

     E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted,
     (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

     1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

     3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

     4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

     6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

     7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9. The Wells Fargo proxy voting record is available for review by the client.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The           FOR
Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. WFB will not require a performance test for directors.

WFB will generally vote for reasonably crafted shareholder proposals calling for        FOR
directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

WFB will withhold votes for a director if the nominee fails to attend at least       WITHHOLD
75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any of the following           AGAINST
apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

WFB will withhold votes from the entire board (except for new nominees) where        WITHHOLD
the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

WFB will withhold votes from audit committee members when a material weakness in     WITHHOLD
the effectiveness of their internal controls rises to a level of serious concern, as indicated by disclosures required under Section 404 of the
Sarbanes-Oxley Act.

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members       AGAINST/
if non-audit fees are greater than audit fees, audit-related fees, and permitted     WITHHOLD
tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify               FOR
auditors unless:

-    an auditor has a financial interest in or association with the company, and      AGAINST
     is

     therefore not independent, or

-    there is reason to believe that the independent auditor has rendered an          AGAINST
     opinion that is neither accurate nor indicative of the company's financial position.

                                                                                      AGAINST

WFB will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

                                                                                   CASE-BY-CASE

WFB will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

                                                                                       FOR

WFB will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.

                                                                                      AGAINST

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

                                                                                   CASE-BY-CASE

For foreign corporations, WFB will consider on a case-by-case basis if the auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

                                                                                      AGAINST

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve directors' and auditors' reports, unless:

                                                                                       FOR

-    there are concerns about the accuracy of the accounts presented or the           AGAINST
     auditing procedures used;

-    the company is not responsive to shareholder questions about specific items      AGAINST
     that should be publicly disclosed.

The directors' report usually includes a review of the company's performance
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
during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.

                                                                                       FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.

                                                                                   CASE-BY-CASE

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

                                                                                       FOR

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

                                                                                       FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.

Approve Other Business

                                                                                       FOR

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if adequate         FOR
information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

Independent Board Chairman

                                                                                      AGAINST

WFB will vote against proposals requiring that the positions of chairman and CEO be held separately.

                                                                                      AGAINST

WFB would prefer to see the chairman and chief executive positions be held by
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
different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both chairman and CEO if there is no adequate justification provided by the company.

                                                                                      AGAINST

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be                  FOR
independent directors, unless the board is effectively in compliance with the request based on the definition of independence established by the stock exchange in which the stock is traded. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

                                                                                     WITHHOLD

WFB will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).

                                                                                     WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees
should be composed entirely of independent directors in order to avoid conflicts       FOR
of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. WFB will withhold votes from any insiders
or affiliated outsiders on the board if any of these key committees has not been     WITHHOLD
established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The    CASE-BY-CASE
French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent or criminal act, WFB will vote against the representative director(s)

                                                                                      AGAINST
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
and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the          AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent
compensation consultant.                                                              AGAINST

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board
requirement that could prevent qualified individuals from serving as directors.       AGAINST

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability
insurance covering liability in connection with those actions. Not allowing            FOR
companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly broad.
For example, WFB will oppose proposals to indemnify directors for acts going
beyond mere carelessness, such as gross negligence, acts taken in bad faith,          AGAINST
acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance to
auditors as payment of such fees by the company on behalf of the auditor calls        AGAINST
into question the objectivity of the auditor in carrying out the audit.

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and management unless:

                                                                                       FOR

-    there are serious questions about actions of the board or management for         AGAINST
     the year in question;

-    legal action is being taken against the board by shareholders.                   AGAINST

Discharge is a tacit vote of confidence in the company's corporate management
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
and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from non-CEO directors who sit on more than six boards.      AGAINST
WFB does not have a restriction on the number of boards a CEO sits on.

Director Tenure/Retirement Age                                                       WITHHOLD

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, WFB is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's
By-laws so that the Board of Directors shall have the power, without the assent
or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix      AGAINST
the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

Loans to Officers

                                                                                   CASE-BY-CASE

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

Adjourn Meeting to Solicit Additional Votes

                                                                                   CASE-BY-CASE

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company provides a        CASE-BY-CASE
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
sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction the WFB supports.

Contested Election of Directors or Trustees Reimbursement of Solicitation
Expenses

                                                                                       FOR

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix
of federal regulation, state law, and corporate charter and bylaw provisions.      CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms,
can entrench the incumbent management and make them less responsive to             CASE-BY-CASE
shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.

Removal of Directors                                                               CASE-BY-CASE

WFB will consider on a case-by-case basis proposals to eliminate shareholders'
rights to remove directors with or without cause or only with approval of               FOR
two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.

Board Vacancies                                                                    CASE-BY-CASE

WFB will vote against proposals that allow the board to fill vacancies without
shareholder approval as these authorizations run contrary to basic shareholders'      AGAINST
rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect          AGAINST
directors to fill board vacancies.

Cumulative Voting
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
WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance
structure and company performance, in accordance with its proxy voting guideline       FOR
philosophy. However, if the board is elected annually we will not support cumulative voting.

Shareholders' Right To Call A Special Meeting Shareholder Ability to Act by
Written Consent

Proposals providing that stockholder action may be taken only at an annual or      CASE-BY-CASE
special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

Board Size

                                                                                   CASE-BY-CASE

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease
a minority shareholder's chances of electing a director.                               FOR

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also
prevents a reduction in the board size as a means to oust independent directors       AGAINST
or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.

WFB will withhold votes from all directors (except for new nominees) if the
company has adopted or renewed a poison pill without shareholder approval since        FOR
the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, WFB will
withhold votes on all directors at any company that responds to the majority of      WITHHOLD
the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.

Alternatively, WFB will analyze proposals to redeem a company's poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case
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
basis poison pill plans that contain a permitted bid feature as they require       CASE-BY-CASE
shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider
the balance of powers granted between the board and shareholders by the poison     CASE-BY-CASE
pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.

Greenmail                                                                          CASE-BY-CASE

WFB will generally vote in favor of proposals limiting the corporation's
authority to purchase shares of common stock (or other outstanding securities)        AGAINST
from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as "anti-greenmail"
provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

                                                                                       FOR

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share,
one-vote capital structure as such a principle ensures that management is          CASE-BY-CASE
accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may
entrench management and lessen its interest in maximizing shareholder value.           FOR
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
Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or
multiple-voting stock which may be used in exchanges or recapitalizations. Dual       AGAINST
class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or                     AGAINST
multiple-voting stock, which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a
higher dividend and the total amount of preference share capital is not greater        FOR
than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets
etc. and to amend the corporation's charter or by-laws. The factors considered         FOR
are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB will vote against proposals that provide for them.

                                                                                   CASE-BY-CASE

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include
supermajority lock-in provisions, which occur when changes are made to a              AGAINST
corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting           FOR
abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the
federal proxy rules, internal corporate policies, and mandates of the various         AGAINST
stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).
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
Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a
case-by-case basis taking into account the ownership threshold proposed in the        AGAINST
resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

Disclosure of Information

                                                                                   CASE-BY-CASE

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

                                                                                      AGAINST

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum necessary for       FOR
shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

                                                                                      AGAINST

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

Technical Amendments to the Charter of Bylaws                                          FOR

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on shareholder's rights will be considered on a case-by-case basis.

Bundled Proposals

                                                                                      AGAINST

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case           FOR
basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of
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
shareholders.                                                                      CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will follow the ISS capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable
cap, WFB will evaluate the request on a case-by-case basis, potentially voting     CASE-BY-CASE
for the proposal based on the company's performance and whether the company's ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal.
Such increases give management too much power and are beyond what a company        CASE-BY-CASE
would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the      AGAINST
split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

WFB will evaluate "Going Dark" transactions, which allow listed companies to           FOR
de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.

WFB will generally vote in favor of forward stock splits.

Dividends                                                                          CASE-BY-CASE

WFB will vote for proposals to allocate income and set dividends.

WFB will also vote for proposals that authorize a dividend reinvestment program        FOR
as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that specifically          FOR
rewards a certain class of shareholders over another, WFB will vote against the proposal.
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
                                                                                       FOR

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

                                                                                      AGAINST

In addition, WFB will vote for proposals to set director fees.

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.                  AGAINST

Preferred Stock Authorization

                                                                                       FOR

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to
consummate beneficial acquisitions, combinations or financings.                        FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

                                                                                       FOR

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.

WFB will vote for proposals to require shareholder approval of blank check            AGAINST
preferred stock issues for other than general corporate purposes (white squire placements).

                                                                                      AGAINST

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.

Reclassification of Shares                                                             FOR

WFB will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.

Preemptive Rights                                                                  CASE-BY-CASE

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most
modern companies, the number of investors and the liquidity of trading.            CASE-BY-CASE
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
In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive
rights to a maximum of 20% of currently issued capital. These requests are for         FOR
the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:

-    there is clear evidence of past abuse of the authority; or

-    the plan contains no safeguards against selective buy-backs.

                                                                                       FOR

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans                                              FOR
                                                                                      AGAINST
WFB will analyze on a case-by-case basis proposals on executive or director           AGAINST
compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and
pegged to the average amount paid by companies performing in the top quartile of   CASE-BY-CASE
their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the plan.

Among the plan features that may result in a vote against the plan are:

-    plan administrators are given the authority to reprice or replace
     underwater options; repricing guidelines will conform to changes in the           FOR
     NYSE and NASDAQ listing rules.

                                                                                      AGAINST

WFB will vote against equity plans that have high average three-year burn rate.
(The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the following: The company's most recent three-year burn rate exceeds one standard
deviation of its four-digit GICS peer group segmented by Russell 3000 index and       AGAINST
non-Russell 3000 index; and the company's most recent three-year
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
burn rate exceeds 2% of common shares outstanding. For companies that grant both      AGAINST
full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, WFB will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, WFB will consider withholding from the members of the compensation committee.

WFB will calculate a higher award value for awards that have Dividend Equivalent
Rights (DER's) associated with them.                                                   FOR

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards
for its top executives.                                                            CASE-BY-CASE

WFB will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.

                                                                                   CASE-BY-CASE

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

                                                                                       FOR

WFB will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO's) to shareholders for approval.

                                                                                       FOR

WFB will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company's allowable cap.

                                                                                     WITHHOLD

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based
(non-approved) plans and is not acting to correct the situation.                       FOR

WFB will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership requirements, as
well as actual officer stock ownership in the company.                                AGAINST

For certain OBRA-related proposals, WFB will vote for plan provisions that (a)
place a cap on annual grants or amend administrative features, and (b) add
performance criteria to existing compensation plans to comply with the             CASE-BY-CASE
provisions of Section 162(m) of the Internal Revenue Code.
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
In addition, director compensation plans may also include stock plans that
provide directors with the option of taking all or a portion of their cash         CASE-BY-CASE
compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.

Specifically in Japan, WFB will vote against option plans/grants to directors or   CASE-BY-CASE
employees of "related companies," even though they meet our criteria for
dilution and exercise price, without adequate disclosure and justification.            FOR

                                                                                      AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control
provisions. Management may propose director nominees who have service contracts       AGAINST
that exceed the Combined Code's recommendation of one-year. (The exceptions to
the code would be in cases of new recruits with longer notice or contract          CASE-BY-CASE
periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

                                                                                       FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a
tax deduction under the provisions of Section 162(m) of the IRC. Payouts under     CASE-BY-CASE
these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory
auditors who are retiring from the board will be considered on a case-by-case          FOR
basis.

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation          FOR
plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

-    the proposal is embedded in an executive or director compensation plan that       FOR
     is contrary to guidelines

Disclosure on Executive or Director Compensation Cap or Restrict Executive or
Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report
on their executive retirement benefits (deferred compensation, split-dollar life      AGAINST
insurance, SERPs, and pension benefits.

                                                                                       FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote,
unless the company's executive pension plans do not contain excessive benefits     CASE-BY-CASE
beyond what is offered under employee-wide plans.

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director's pay, or (b) seek to limit executive and director pay.

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin
parachutes as shareholders should have the opportunity to approve or disapprove       AGAINST
of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage
management to consider takeover bids more fully and may also enhance employee      CASE-BY-CASE
morale and productivity. Among the arrangements that will be considered on their merits are:

- arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

-    guarantees of benefits if a key employee voluntarily terminates;              CASE-BY-CASE

-    guarantees of benefits to employees lower than very senior management; and

-    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a
management-led buyout.                                                             CASE-BY-CASE

Reincorporation

WFB will evaluate a change in a company's state of incorporation on a              CASE-BY-CASE
case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout
provisions, fair price provisions, and disgorgement provisions. WFB will examine      AGAINST
reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

                                                                                       FOR

WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for                   CASE-BY-CASE

shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.)
when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies
other than shareholders in the process of corporate decision-making. Such laws     CASE-BY-CASE
allow directors to consider nearly any factor they deem relevant in discharging their duties.

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis.
WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

                                                                                   CASE-BY-CASE

-    anticipated financial and operating benefits;

-    offer price (cost versus premium);

-    prospects for the combined companies;

-    how the deal was negotiated;

-    changes in corporate governance and their impact on shareholder rights.

                                                                                       FOR

In addition, WFB will also consider whether current shareholders would control a minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in
determining what is in the best interests of shareholders. Specifically, for           FOR
liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

-    eliminating the need for annual meetings of mutual fund shareholders;

- entering into or extending investment advisory agreements and management contracts;

-    permitting securities lending and participation in repurchase agreements;

-    changing fees and expenses; and

-    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

                                                                                      AGAINST

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

-    Energy and Environment

-    Repressive Regimes and Foreign Labor Practices (South Africa, Northern
     Ireland, China)

-    Military Business

-    Maquiladora Standards & International Operations Policies

-    World Debt Crisis

-    Equal Employment Opportunity & Discrimination

-    Animal Rights

-    Product Integrity and Marketing

-    Human Resources Issues

-    Political and Charitable Contributions

-    Reference to Sexual Orientation

-    Pollution or Climate Change

-    Genetically Engineered Ingredients/Seeds

-    Board Diversity

-    Arctic National Wildlife Refuge

-    Greenhouse Gas Emissions

-    Renewable Energy Sources

-    Kyoto Compliance

-    Land Use

-    Nuclear Safety

-    Concentrated Animal Feeding Operations

-    Enhanced Environmental Reporting On Operations In Protected Areas

-    Toxic Chemicals

-    Drug Importation

-    Political Contributions

-    Animal Testing

-    Drug Pricing

     WESTERN ASSET MANAGEMENT COMPANY

     PROXY VOTING

     POLICY

     As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

     While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

     PROCEDURE

     Responsibility and Oversight

     The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

     Client Authority

     At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

     Proxy Gathering

     Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

     Proxy Voting

     Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

     a. Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client,

     Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.

     f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

     Timing

     Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

     Recordkeeping

     Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a. A copy of Western Asset's policies and procedures.

     b. Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e. A proxy log including:

     1. Issuer name;

     2. Exchange ticker symbol of the issuer's shares to be voted;

     3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

     4. A brief identification of the matter voted on;

     5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

     6. Whether a vote was cast on the matter;

     7. A record of how the vote was cast; and

     8. Whether the vote was cast for or against the recommendation of the issuer's management team.

     Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

     Disclosure

     Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

     Conflicts of Interest

     All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

     2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

     Voting Guidelines

     Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

     Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

     I. Board Approved Proposals

     The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1. Matters relating to the Board of Directors

     Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

     a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

     b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

     c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

     d. Votes are cast on a case-by-case basis in contested elections of directors.

     2. Matters relating to Executive Compensation

     Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

     b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

     c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3. Matters relating to Capitalization

     The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

     a. Western Asset votes for proposals relating to the authorization of additional common stock.

     b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

     c. Western Asset votes for proposals authorizing share repurchase programs.

     4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

     Western Asset votes these issues on a case-by-case basis on board-approved transactions.

     5. Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

     a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

     b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6. Other Business Matters

     Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

     a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

     b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

     II. Shareholder Proposals

     SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

     III. Voting Shares of Investment Companies

     Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

     IV. Voting Shares of Foreign Issuers

     In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                     ("JHT")





This Statement of Additional Information is not a prospectus but should be read in conjunction with JHT's Prospectus dated May 1, 2007 relating to the following ten funds: American Asset Allocation Trust, American Bond Trust, American Blue Chip Income and Growth Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust (each the "Fund" and collectively the "JHT Feeder Funds" or the "Funds"). JHT's Prospectus may be obtained from JHT, 601 Congress Street, Boston, Massachusetts, 02210.


The Annual Report dated December 31, 2006 of JHT is incorporated by reference into this Statement of Additional Information insofar as it relates to the above-named portfolios. The Annual Report is available upon request and without charge by calling (800) 344-1029.

The date of this Statement of Additional Information is May 1, 2007.

TABLE OF CONTENTS


MASTER-FEEDER STRUCTURE.......................................................3
ADDITIONAL RISKS OF INVESTING IN EACH FUND....................................3
INVESTMENT POLICIES AND RESTRICTIONS..........................................4
PORTFOLIO TURNOVER............................................................7
MANAGEMENT OF JHT.............................................................7
INVESTMENT MANAGEMENT ARRANGEMENTS............................................12
DISTRIBUTOR; RULE 12B-1 PLANS OF THE FUNDS....................................12
RULE 12B-1 PLANS OF THE MASTER FUNDS..........................................14
PORTFOLIO BROKERAGE...........................................................14
PURCHASE AND REDEMPTION OF SHARES.............................................14
DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND...........................14
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS.............................14
SHAREHOLDERS OF JHT...........................................................17
HISTORY OF JHT................................................................18
ORGANIZATION OF JHT...........................................................18
ADDITIONAL INFORMATION CONCERNING TAXES.......................................19
REPORTS TO SHAREHOLDERS.......................................................22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................22
CUSTODIAN.....................................................................22
CODE OF ETHICS................................................................22
PROXY VOTING POLICIES.........................................................22

APPENDIX I: Disclosure Regarding Portfolio Managers of the JHT Feeder Funds
       Capital Research Management Company
                Applicable to : American Asset Allocation Trust, American Bond
                                Trust, American Blue Chip Income and Growth
                                Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.




APPENDIX II:  Proxy Voting Policies
       John Hancock Trust (applicable to all the JHT Feeder Funds)
       Capital Research Management Company
                Applicable to : American Asset Allocation Trust, American Bond
                                Trust, American Blue Chip Income and Growth
                                Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

MASTER-FEEDER STRUCTURE


 Each portfolio described in this Statement of Additional Information operates as a "feeder fund," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. Each JHT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("AFIS") (each a "Master Fund" and collectively the "Master Funds"). Each JHT Feeder Fund's Master Fund is listed below:



                   JHT FEEDER FUND                                                 MASTER FUND
American Asset Allocation Trust                             Asset Allocation Fund (Class 1 shares)
American Blue Chip Income and Growth Trust                  Blue Chip Income and Growth Fund (Class 2 shares)
American Bond Trust                                         Bond Fund (Class 2 shares)
American Global Growth Trust                                Global Growth Fund (Class 1 shares)
American Global Small Capitalization Trust                  Global Small Capitalization Fund (Class 1 shares)
American Growth Trust                                       Growth Fund (Class 2 shares)
American Growth-Income Trust                                Growth-Income Fund (Class 2 shares)
American High-Income Bond Trust                             High-Income Bond Fund (Class 1 shares)
American International Trust                                International Fund (Class 2 shares)
American New World Trust                                    New World Fund (Class 1 shares)


A portfolio may withdraw its entire investment from a Master Fund at any time the Board of Trustees of JHT decides it is in the best interest of the portfolio and its shareholders to do so.

The Board of Trustees of the Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matter affecting each Master Fund.


THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL RISKS OF INVESTING IN EACH FUND

The following supplements the disclosure in the Prospectus regarding the risks of investing in each portfolio.

Each of the portfolios, except the American Blue Chip Income Trust, American Bond Trust and American Growth Trust, may invest in securities of small and medium sized companies. The risks of investing in such securities are set forth below.

SMALL OR UNSEASONED COMPANIES

    o Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and may have a small management group.

    o Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

    o Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

    o Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

    o Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

MEDIUM SIZE COMPANIES

    o Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

INVESTMENT POLICIES AND RESTRICTIONS

The investment policies and restrictions of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this statement of additional information.

REPURCHASE AGREEMENTS

Each of the portfolios may invest in repurchase agreements. The following information supplements the information in the prospectus regarding repurchase agreements.

Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

The portfolios shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the portfolios quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

     o    Federal Reserve System member bank,

     o primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

     o broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

Each portfolio will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by JHT might be delayed or limited.

INVESTMENT RESTRICTIONS

Each portfolio has adopted the following nonfundamental investment restriction to enable it to invest in its corresponding Master Fund:

         Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the Portfolio.

Each portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. Each of the restrictions is fundamental in the case of the Master Fund. In the case of each portfolio, restrictions 6, 9, 10, 11 and 12 are nonfundamental and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of a majority of the outstanding voting securities of a portfolio, which means a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

When submitting an investment restriction change to the holders of JHT's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio as described above vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of JHT.

INVESTMENT RESTRICTIONS OF THE JHT FEEDER FUNDS

Each portfolio may not:

1. Invest more than 5% of the value of its the total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the portfolio's total assets.

2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

5. Purchase commodities or commodity contracts; except that the American International Trust, the American Bond Trust, American Small Capitalization Trust, American New World Trust, American Asset Allocation Trust and American High-Income Trust may engage in transactions involving currencies (including forward or futures contracts and put and call options).

6. Invest in companies for the purpose of exercising control or management.

7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the portfolio will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

9. Purchase securities on margin.

10. Sell securities short, except to the extent that the portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Investment Restriction number 5.

12. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 194,as amended ("1940 Act").

13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

Non-fundamental policies -- The following non-fundamental policies of the American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American International Trust, American New World Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Asset Allocation Trust, American Bond Trust, American High-Income Bond Trust may be changed without shareholder approval:

1. The portfolio may not invest more than 15% of its net assets in illiquid securities.

2. The portfolio may not issue senior securities, except as permitted by the 1940 Act.

Notwithstanding Investment Restriction number 12, the Master Funds may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the United States Securities and Exchange Commission ("SEC").

Notwithstanding Investment Restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933, as amended.

Nothwithstanding investment restriction number 7, the American Bond Trust and the American Global Bond Trust may purchase loan assignments.

Investment Restrictions that May Only be Changed Upon 60 Days' Notice to Shareholders

Rule 35d-1 under the 1940 Act requires a registered investment company with a name that suggests that the fund focuses its investments in a particular type of investment or investments in a particular industry to invest at least 80% of its assets in the type of investment suggested by the fund's name. The American Growth Trust, American International Trust, American Growth-Income Trust, the American Blue Chip Income and Growth Trust, American Global Growth Trust, American New World Trust and the American Asset Allocation Trust are not subject to this requirement.


The American Bond Trust is subject to this requirement and its Master Fund, the Bond Fund of AFIS, normally invests at least 80% of its assets in bonds. This investment policy is subject to change only upon 60 days prior notice to shareholders.


The American Global Small Capitalization Trust is subject to this requirement and its Master Fund, the Global Small Capitalization Fund of AFIS, normally invests at least 80% of its assets in equity securities of companies with small market capitalization, measured at the time of purchase. This investment policy is subject to change only upon 60 days prior notice to shareholders.

The American High-Income Bond Trust is subject to this requirement and its Master Fund, the High-Income Bond Fund of AFIS normally invests at least 80% of its assets in bonds. This investment policy is subject to change only upon 60 days prior notice to shareholders.

PORTFOLIO TURNOVER

The portfolio turnover of the Master Funds is described in the prospectus for the Master Funds which is delivered together with the prospectus for the portfolios.

MANAGEMENT OF JHT


The business of JHT, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Funds (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of John Hancock Investment Management Services, LLC (the "Adviser"), or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all Funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex ("Fund Complex"). As of December 31, 2006, the John Hancock fund complex consisted of 273 funds (including separate series of series mutual funds): JHF II (95 funds), John Hancock Funds III (13 funds); JHT (112 funds); and 53 other John Hancock funds collectively (the "John Hancock Fund Complex" or "Fund Complex").


INDEPENDENT TRUSTEES

                                                                                                     NUMBER OF FUNDS IN
NAME, ADDRESS AND               POSITION WITH      PRINCIPAL OCCUPATION(s) AND OTHER DIRECTORSHIPS   FUND COMPLEX
BIRTH YEAR                      JHT (1)            DURING PAST FIVE YEARS                            OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Charles L. Bardelis             Trustee            Director, Island Commuter Corp. (Marine           220
601 Congress Street             (since 1988)       Transport).
Boston, MA 02210
Born: 1941                                         Trustee of John Hancock Funds II (since 2005),
                                                   Former Trustee of John Hancock Funds III (2005
                                                   to 2006).


Peter S. Burgess                Trustee            Consultant (financial, accounting and auditing    220
601 Congress Street             (since 2005)       matters (since 1999); Certified Public
Boston, MA 02210                                   Accountant;  Partner, Arthur Andersen (prior to
Born: 1942                                         1999).

                                                   Director of the following
                                                   publicly traded companies:
                                                   PMA Capital Corporation
                                                   (since 2004) and Lincoln
                                                   Educational Services
                                                   Corporation (since 2004).

                                                   Trustee of John Hancock Funds
                                                   II (since 2005), Former
                                                   Trustee of John Hancock Funds
                                                   III (2005 to 2006).

Elizabeth G. Cook               Trustee            Expressive Arts Therapist, Massachusetts          220
601 Congress Street             (since 2005) (2)   General Hospital (September 2001 to present);
Boston, MA  02210                                  Expressive Arts Therapist, Dana Farber Cancer
Born: 1937                                         Institute (September 2000 to January 2004);
                                                   President, The Advertising Club of Greater
                                                   Boston.

                                                   Trustee of John Hancock Funds
                                                   II (since 2005), Former
                                                   Trustee of John Hancock Funds
                                                   III (2005 to 2006).

Hassell H. McClellan            Trustee            Associate Professor, The Wallace E. Carroll       220
601 Congress Street             (since 2005) (2)   School of Management, Boston College.
Boston, MA 02210

                                                                                                     NUMBER OF FUNDS IN
NAME, ADDRESS AND               POSITION WITH      PRINCIPAL OCCUPATION(s) AND OTHER DIRECTORSHIPS   FUND COMPLEX
BIRTH YEAR                      JHT (1)            DURING PAST FIVE YEARS                            OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Born: 1945                                         Trustee of John Hancock Funds II (since 2005),
                                                   Former Trustee of John Hancock Funds III (2005
                                                   to 2006).

James M. Oates                  Trustee            Managing Director, Wydown Group (financial        220
601 Congress Street             (since 2004);      consulting firm)(since 1994);  Chairman,
Boston, MA 02210                Chairman           Emerson Investment Management, Inc. (since
Born: 1946                      (since 2004)       2000); Chairman, Hudson Castle Group, Inc.
                                                   (formerly IBEX Capital Markets, Inc.)
                                                   (financial services company) (1997 - 2006).

                                                   Director of the following
                                                   publicly traded companies:
                                                   Stifel Financial (since
                                                   1996); Investor Financial
                                                   Services Corporation (since
                                                   1995); Investors Bank and
                                                   Trust Company (since 1995);
                                                   and Connecticut River
                                                   Bancorp, Director (since
                                                   1998).

                                                   Trustee of John Hancock Funds
                                                   II (since 2005), Former
                                                   Trustee of John Hancock Funds
                                                   III (2005 to 2006); Director,
                                                   Phoenix Mutual Funds (since
                                                   1988; overseeing 20 Funds).

F. David Rolwing                Trustee            Former Chairman, President and CEO, Montgomery    220
601 Congress Street             (since 1997)(3)    Mutual Insurance Company, 1991 to 1999.
Boston, MA 02210                                   (Retired 1999.)
Born: 1934

(1) Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.
(2) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I, whose separate series were combined with corresponding Funds of JHT on April 29, 2005.
(3) Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc., whose separate series were combined with corresponding Funds of JHT on December 31, 1996.

JHT from time to time changes subadvisers or engages new subadvisers to the Funds. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the two most recent calendar years, the following Independent Trustee (or his immediate family member) owned shares (the value of which exceeded $120,000) of a subadviser (or its controlling parent company). Prior to joining the Board in June 2005, Peter S. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc. and Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess).

INTERESTED TRUSTEES

                                                                                                    NUMBER OF FUNDS IN
NAME, ADDRESS AND                POSITION WITH         PRINCIPAL OCCUPATION(s) AND OTHER            FUND COMPLEX
BIRTH YEAR                       JHT (1)               DIRECTORSHIPS DURING PAST FIVE YEARS         OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
James R. Boyle (2)               Trustee               Chairman and Director, John Hancock          273
601 Congress Street              (since 2005)          Advisers, LLC, The Berkeley Financial
Boston, MA  02210                                      Group, LLC  (holding company) and John
Born:  1959                                            Hancock Funds, LLC.; President, John
                                                       Hancock Annuities; Executive Vice
                                                       President, John Hancock Life Insurance
                                                       Company (since June, 2004); President U.S.
                                                       Annuities; Senior Vice President, The
                                                       Manufacturers Life Insurance Company
                                                       (U.S.A) (prior to 2004).

John D. Richardson (2)(3)        Trustee Emeritus      Trustee of JHT prior to December 14, 2006.   220

                                                                                                    NUMBER OF FUNDS IN
NAME, ADDRESS AND                POSITION WITH         PRINCIPAL OCCUPATION(s) AND OTHER            FUND COMPLEX
BIRTH YEAR                       JHT (1)               DIRECTORSHIPS DURING PAST FIVE YEARS         OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
601 Congress Street              (4) (since December   Retired; Former Senior Executive Vice
Boston, MA  02210                2006); Trustee        President, Office of the President,
Born: 1938                       (prior to December    Manulife Financial, February 2000 to March
                                 2006)                 2002 (Retired, March, 2002); Executive
                                                       Vice President and General Manager, U.S.
                                                       Operations, Manulife Financial, January
                                                       1995 to January 2000.

                                                       Director of BNS Split
                                                       Corp and BNS Split Corp
                                                       II, each of which is a
                                                       publicly traded company
                                                       listed on the Toronto
                                                       Stock Exchange.

(1) Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.
(2) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates) ("MFC"), the ultimate controlling parent of the Adviser.
(3) Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into JHT on December 31, 1996.
(4) Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a Trustee Emeritus.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                    NUMBER OF FUNDS IN FUND
NAME, ADDRESS AND             POSITION(s) HELD      PRINCIPAL OCCUPATION(s) AND OTHER               COMPLEX
BIRTH YEAR                    WITH JHT              DIRECTORSHIPS DURING PAST 5 YEARS               OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Keith F. Hartstein (1)        President             Senior Vice President, Manulife Financial       N/A
601 Congress Street           (since 2005)          Corporation (since 2004); Director, President
Boston, MA  02210                                   and Chief Executive Officer, the Adviser, The
Born: 1956                                          Berkeley Group, John Hancock Funds, LLC
                                                    (since 2005); Director, MFC
                                                    Global Investment Management
                                                    (U.S.), LLC ("MFC Global
                                                    (U.S.)") (since 2005);
                                                    Director, John Hancock
                                                    Signature Services, Inc.
                                                    (since 2005); President and
                                                    Chief Executive Officer,
                                                    John Hancock Investment
                                                    Management Services, LLC
                                                    (since 2006); President and
                                                    Chief Executive Officer,
                                                    John Hancock Funds II, John
                                                    Hancock Funds III, and JHT;
                                                    Director, Chairman and
                                                    President, NM Capital
                                                    Management, Inc. (since
                                                    2005); Chairman, Investment
                                                    Company Institute Sales
                                                    Force Marketing Committee
                                                    (since 2003); Director,
                                                    President and Chief
                                                    Executive Officer, MFC
                                                    Global (U.S.) (2005-2006);
                                                    Executive Vice President,
                                                    John Hancock Funds, LLC
                                                    (until 2005).

John G. Vrysen (1)            Chief Financial       Senior Vice President Manulife Financial        N/A
601 Congress Street           Officer               Corporation (since 2006), Executive Vice
Boston, MA  02210             (since 2005)          President and Chief Financial Officer, John
Born: 1955                                          Hancock Funds, LLC, July 2005 to present;
                                                    Senior Vice President and
                                                    General Manager, Fixed
                                                    Annuities, John Hancock
                                                    Financial Services,
                                                    September 2004 to July 2005;
                                                    Executive Vice President,
                                                    Operations, Manulife Wood
                                                    Logan, July 2000 to
                                                    September 2004.

Francis V. Knox, Jr. (1)      Chief Compliance      Vice President and Chief Compliance Officer,    N/A

                                                                                                    NUMBER OF FUNDS IN FUND
NAME, ADDRESS AND             POSITION(s) HELD      PRINCIPAL OCCUPATION(s) AND OTHER               COMPLEX
BIRTH YEAR                    WITH JHT              DIRECTORSHIPS DURING PAST 5 YEARS               OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
601 Congress Street           Officer               John Hancock Investment Management Services,
Boston, MA  02210             (since 2005)          LLC, the Adviser and MFC Global (U.S.) (since
Born:  1947                                         2005); Chief Compliance Officer, John Hancock
                                                    Funds, John Hancock Funds
                                                    II, John Hancock Funds III
                                                    and JHT (since 2005); Vice
                                                    President and Assistant
                                                    Treasurer, Fidelity Group of
                                                    Funds (until 2004); Vice
                                                    President and Ethics &
                                                    Compliance Officer, Fidelity
                                                    Investments (until 2001).

Gordon M. Shone (1)           Treasurer             Treasurer, John Hancock Funds (since 2006);     N/A
601 Congress Street           (since 2005)          John Hancock Funds II, John Hancock Funds III
Boston, MA  02210                                   and JHT (since 2005); Vice President and
Born: 1956                                          Chief Financial Officer, JHT (2003-2005);
                                                    Senior Vice President, John Hancock Life
                                                    Insurance Company (U.S.A.) (since 2001); Vice
                                                    President, John Hancock Investment Management
                                                    Services, Inc. and John Hancock Advisers, LLC
                                                    (since 2006), The Manufacturers Life
                                                    Insurance Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler (1)         Secretary and Chief   Vice President and Counsel for John Hancock     N/A
601 Congress Street           Legal Officer         Life Insurance Company (U.S.A.) (since 2006);
Boston, MA  02110             (since 2006)          Secretary and Chief Legal Officer, John
Born:  1955                                         Hancock Funds, John Hancock Funds II, John
                                                    Hancock Funds III and JHT
                                                    (since 2006); Vice President
                                                    and Associate General
                                                    Counsel for Massachusetts
                                                    Mutual Life Insurance
                                                    Company (1999-2006);
                                                    Secretary and Chief Legal
                                                    Counsel for MML Series
                                                    Investment Fund (2000-2006);
                                                    Secretary and Chief Legal
                                                    Counsel for MassMutual
                                                    Institutional Funds
                                                    (2000-2004); Secretary and
                                                    Chief Legal Counsel for
                                                    MassMutual Select Funds and
                                                    MassMutual Premier Funds
                                                    (2004-2006).

  (1)   Affiliated with the Adviser.

DUTIES AND COMPENSATION OF TRUSTEES

JHT is organized as a Massachusetts business trust. Under JHT's Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing the day-to-day affairs of JHT.

The Board of Trustees met six times during JHT's last fiscal year. The Board also has a standing Audit Committee composed solely of the Independent Trustees (Messrs. Burgess, Bardelis and Oates). The Audit Committee met four times during JHT's last fiscal year to review the internal and external accounting and auditing procedures of JHT and, among other things, to consider the selection of an independent registered public accounting firm for JHT, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in JHT. Nominations should be forwarded to the attention of the Secretary of JHT at 601 Congress Street, Boston, MA 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, in order to be considered by the Nominating Committee.

The Board of Trustees also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHT. The Compliance Committee is composed solely of Independent Trustees (Ms. Cook, Messrs. McClellan and Rowling); the Interested Trustee may serve as an ex-officio member. The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Funds. Each Investment Committee is composed solely of Independent Trustees (with the Interested Trustees and the President of JHT serving as ex-officio members in certain cases). Each Investment Committee met four times during the last fiscal year.

JHT does not pay any remuneration to its Trustees who are officers or employees (or former officers or employees) of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $100,000, a fee of $11,000 for each quarterly meeting of the Trustees that they attend in person and a fee of $2,500 for attending any duly constituted in person special committee meeting. The Chairman of the Board of Trustees receives $60,000 as an annual retainer, payable in quarterly installments of $15,000. The Chairman of the Audit Committee receives $10,000 as an annual retainer, payable in quarterly installments of $2,500. The Chairman of the Compliance Committee receives $7,500 as an annual retainer, payable in quarterly installments of $1,875. Trustees are reimbursed for travel and other out-of-pocket expenses. The President, Treasurer and Secretary are furnished to JHT pursuant to the Advisory Agreement described below and receive no compensation from JHT. These officers spend only a portion of their time on the affairs of JHT.

COMPENSATION TABLE(1)

                                                                                     TOTAL COMPENSATION FROM
                                           AGGREGATE COMPENSATION FROM JHT FOR       JOHN HANCOCK FUND COMPLEX
                                           FISCAL YEAR ENDED                         FOR FISCAL YEAR ENDED
NAMES OF TRUSTEE                           DECEMBER 31, 2006                         DECEMBER 31, 2006
Independent Trustees
Charles L. Bardelis                        $144,200                                  $212,200
Peter S. Burgess                           $149,200                                  $217,200
Elizabeth Cook                             $147,950                                  $193,950
Hassell H. McClellan                       $144,200                                  $212,200
James M. Oates                             $199,200                                  $280,534
F. David Rolwing                           $144,200                                  $144,200

TRUSTEES AFFILIATED WITH THE ADVISER
James R. Boyle                             $0                                        $0

(1) Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.
(2) Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a Trustee Emeritus.

TRUSTEE OWNERSHIP OF FUNDS

The table below lists the amount of securities of each JHT Fund beneficially owned by each Trustee as of December 31, 2006 (excluding those Funds that had not yet commenced operations on December 31, 2006). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more


FUNDS*                        CHARLES L.   PETER S.    ELIZABETH    HASSELL H.   JAMES M.      F. DAVID     JAMES R.
                              BARDELIS     BURGESS     G. COOK      MCCLELLAN    OATES         ROLWING      BOYLE
All Cap Value                 B            A           A            A            A             A            A
American International        B            A           A            A            A             A            A
High Yield                    B            A           A            A            A             A            A
International Core            B            A           A            A            A             A            A

FUNDS*                        CHARLES L.   PETER S.    ELIZABETH    HASSELL H.   JAMES M.      F. DAVID     JAMES R.
                              BARDELIS     BURGESS     G. COOK      MCCLELLAN    OATES         ROLWING      BOYLE
International Small Cap       B            A           A            A            A             A            A
Lifestyle Aggressive          B            E           A            A            A             A            C
Lifestyle Growth              A            A           A            A            E             A            A
Lifestyle Balanced            A            A           E            A            A             A            A
Mid Cap Value                 A            A           A            A            A             A            A
Money Market                  A            A           A            A            A             A            A
Natural Resources             B            A           A            A            A             A            A
Real Estate Securities        C            A           A            A            A             A            A
Small Company Value           B            A           A            A            A             A            A
U.S Core Trust                D            A           A            A            A             A            A
Value                         A            A           A            A            A             A            A
Total - John Hancock Fund     E            E           E            A            E             A            C
 Complex*,**

* Only Funds owned by a Trustee are listed.

**Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of John Hancock Funds II, which is within the same Fund Complex as JHT.


INVESTMENT MANAGEMENT ARRANGEMENTS

         The funds are feeder funds and as such do not have an investment adviser. For information regarding the investment adviser to the Master Funds see the Master Fund statement of additional information, which is delivered together with this statement of additional information.


DISTRIBUTOR; RULE 12B-1 PLANS OF THE FUNDS

John Hancock Distributors, LLC (the "Distributor"), located at 601 Congress Street, Boston, MA 02210, is the distributor and principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments described below, the Distributor does not receive compensation from JHT.

The Board of Trustees of JHT has approved a Rule 12b-1 Plan (the "Plans") for both Series I and Series II shares of the funds and for Series III shares of the following Funds: American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Trust and American New World Trust. The purpose of each Plan is to encourage the growth and retention of assets of the series of each Fund subject to the Plan.

Series I shares of each Fund are subject to the following Rule 12b-1 fees:

    o American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .35% of Series I share average daily net assets. In addition, each Fund invests in Class 2 shares of its corresponding Master Fund that pay a Rule 12b-1 fee of .25% of average net assets of the Master Fund.


    o American Global Growth Trust, American Global Small Capitalization Trust, American New World Trust, American Asset Allocation Trust and American High-Income Bond Trust are subject to a Rule 12b-1 fee of .60% of Series I share average daily net assets (of which 0.25% of the Series I Rule 12b-1 fee is a "service fee" as defined in Rule 2830(b)(9) of the Conduct Rules of the National Association of Securities Dealers, Inc ("NASD")). Each Fund invests in Class 1 shares of its corresponding Master Fund, which do not pay a Rule 12b-1 fee.


Series II shares of each Fund are subject to the following Rule 12b-1 fee:

    o American Growth Trust, American International Trust, American Growth-Income Trust, American Bond Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .50% of Series II share average daily net assets. In addition, each Fund invests in Class 2 shares of its corresponding Master Fund that pay a Rule 12b-1 fee of .25% of average net assets of the Master Fund.

    o American Global Growth Trust, Global Small Capitalization Trust, New World Trust, Asset Allocation Trust and High-Income Bond Trust are subject to a Rule 12b-1 fee of .75% of Series II share average daily net assets (of which 0.25% of the Series II Rule 12b-1 fee is a "service fee" as defined in Rule 2830(b)(9) of the Conduct Rules of the NASD). Each Fund invests in Class 1 shares of its corresponding Master Fund, which do not pay a Rule 12b-1 fee.


Series III shares of the following Funds are subject to a Rule 12b-1 fee of 0.25% of Series III share average daily net assets (all of which is a "service fee" as defined in Rule 2830(b)(9) of the Conduct Rules of the NASD): American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust and American New World Trust. Series III shares of the following Funds are not subject to a Rule 12b-1 fee: the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust, American Growth Trust and American International Trust. However, each Fund invests in Class 2 shares of its corresponding Master Fund which are subject to a 0.25% Rule 12b-1 fee:

SERIES I SHARES

PORTFOLIO                                                              DISTRIBUTION PAYMENT
American Growth Trust                                                  $251,597
American International Trust                                           $187,188
American Growth-Income Trust                                           $56,258
American Blue Chip Income and Growth Trust                             $36,562
American Bond Trust                                                    $2,642
American Global Growth Trust                                           N/A
American Global Small Capitalization Trust                             N/A
American New World Trust                                               N/A
American Asset Allocation Trust                                        N/A
American High-Income Bond Trust                                        N/A

SERIES II SHARES

 PORTFOLIO                                                            DISTRIBUTION PAYMENT
American Growth Trust                                                 $6,544,854
American International Trust                                          $3,922,835
American Growth-Income Trust                                          $5,230,937
American Blue Chip Income and Growth Trust                            $953,635
American Bond Trust                                                   $1,736,795
American Global Growth Trust                                           N/A
American Global Small Capitalization Trust                             N/A
American New World Trust                                               N/A
American Asset Allocation Trust                                        N/A
American High-Income Bond Trust                                        N/A

RULE 12B-1 PLANS OF THE MASTER FUNDS


Each Master Fund has adopted a Plan of Distribution (the "Master Fund Plan") for its Class 2 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Master Fund Plan, the Funds may pay 0.25% of each Fund's average net assets annually (Class 2 shares only) to finance any distribution activity, which is primarily intended to benefit the Class 2 shares of the funds, provided that the Board of Trustees of the funds has approved the categories of expenses for which payment is being made.



For additional information regarding the Master Fund Plan, see the Master Fund statement of additional information, which is delivered together with this statement of additional information.


Class 1 shares of each Master Fund have not adopted Rule 12b-1 Plans.


PORTFOLIO BROKERAGE

For information regarding portfolio brokerage of each Master Fund see the Master Funds statement of additional information which is delivered together with this statement of additional information.

PURCHASE AND REDEMPTION OF SHARES

JHT will redeem all full and fractional portfolio shares for cash at the net asset value per share of each Fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

o trading on the New York Stock Exchange is restricted, as determined by the SEC, or such exchange is closed for other than weekends and holidays;

o an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT to fairly determine the value of its net assets; or

o    the SEC by order so permits for the protection of security holders of JHT.

DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND

For information regarding the determination of net asset value of the Master Fund see the Master Fund statement of additional information which is delivered together with the statement of additional information.


POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS


It is the policy of JHT to provide Nonpublic Information (as defined below) regarding JHT portfolio holdings to Nonaffiliated Persons (as defined below) of JHT only in the limited circumstances noted below. It is also the policy of JHT only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). JHT considers Nonpublic Information regarding Fund portfolio holdings to be confidential and the intent of JHT's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage the shareholders of JHT ("JHT Shareholders").


NONPUBLIC INFORMATION. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) JHT; (b) the Adviser or principal underwriter or any affiliate of either entity; (c) MFC, the Adviser's ultimate parent or any affiliate thereof; (d) in the case of a particular JHT Fund, the subadviser to the Fund, or any affiliate of the subadviser; (e) JHT's custodian; and (f) JHT's independent registered public accounting firm.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS. Subject to the pre-approval of JHT's Chief Compliance Officer ("CCO"), JHT, the Adviser, principal underwriter or any of its subadvisers (or any of their affiliates) may provide Nonpublic Information regarding JHT portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1.  Rating Organizations

Nonpublic Information regarding JHT portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing a Fund, the Adviser or the subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2.  Factset

Nonpublic Information regarding JHT portfolio holdings may be provided to Factset (frequency is daily) or other entities for the purpose of compiling reports and preparing data for use by JHT or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3.  Proxy Voting Services

Nonpublic Information regarding JHT portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to JHT portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4.  Computer Software

Nonpublic Information regarding JHT portfolio holdings may be provided to entities providing computer software to JHT (for example, for the purpose of generating JHT compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5.  Courts and Regulators

Nonpublic Information regarding JHT portfolio holdings may be provided to any court (including bankruptcy courts) or regulator with jurisdiction over JHT, the Adviser, MFC or any subadviser or any of their affiliates if such information is requested by such court or regulator.

6.  Other Persons

Nonpublic Information regarding JHT portfolio holdings may be provided to other persons or entities if approved by the CCO. In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of JHT Shareholders.

JHT generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, JHT may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of JHT Shareholders. In the case of a conflict between (a) the interests of JHT Shareholders, on the one hand, and (b) the interests of any affiliated person of JHT, the Adviser, any subadviser, the principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

JHT generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, there may be certain circumstances where such an agreement is not required. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

RECEIPT OF COMPENSATION. None of JHT, the Adviser, any subadvisers or any of their affiliates may receive compensation or other consideration in connection with the release to any person of Nonpublic Information regarding JHT portfolio holdings. Neither JHT, the Adviser, JHT's subadvisers nor any of their affiliates will release Nonpublic Information to any person if such entity has knowledge that such person has received, is receiving or will receive compensation or other consideration in connection with the release of Nonpublic Information regarding JHT portfolio holdings.

RESOLUTION OF CONFLICTS OF INTEREST. If JHT or its Adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding JHT portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between
(a) the interests of the shareholders of JHT, on the one hand, and (b) the interests of any affiliated person of JHT, the Adviser (including any subadviser), JHT's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of JHT who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to JHT.

POSTING OF JHT PORTFOLIO HOLDINGS ON A WEBSITE. If JHT desires to post on its website JHT portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then JHT shall disclose the following in its
Prospectus:

-the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);


-the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and



-the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.


JHT PORTFOLIO HOLDINGS CURRENTLY POSTED ON A WEBSITE. Each of the Lifestyle Trusts invests in shares of other JHT Funds. The holdings of each Lifestyle Trust in other JHT Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust. In addition, the ten largest holdings of each JHT Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

CHANGES IN POLICY. Any material changes to the policy regarding disclosure of Nonpublic Information Regarding JHT portfolio holdings must be approved by JHT Board of Trustees.

REPORTS TO JHT'S BOARD OF TRUSTEES. THE CCO SHALL REPORT ANY MATERIAL ISSUES THAT MAY ARISE UNDER THIS POLICY TO JHT'S BOARD OF TRUSTEES.

APPLICABILITY OF POLICY TO JHT'S ADVISER AND SUBADVISERS. THIS POLICY SHALL APPLY TO JHT'S ADVISER AND EACH OF ITS SUBADVISERS.

Pre-Approved Affiliated Persons.

I. Employees* of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of JHT, the Adviser, John Hancock Investment Management Services LLC or the Distributor.

II. Employees* of a subadviser or any affiliate of a subadviser who provide services to JHT.

III. Employees* of JHT's custodian who provide services to JHT.

IV. Employees* and partners of JHT's certified public accounting firm who provide services to JHT.

*Includes temporary employees


SHAREHOLDERS OF JHT

JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC.

Control Persons. As of March 31, 2007, no one was considered a control person of any of the portfolios of JHT. A control person is one who has beneficial ownership of more than 25% of the voting securities of a portfolio or who acknowledges or asserts having or is adjudicated to have control of a portfolio.

Shareholders.  As of March 31, 2007, the JHT Shareholders are as follows:

     (a) the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts),
     (b) the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust, each of which invests in and holds of record shares of underlying JHT portfolios. (These portfolios are not shareholders of any of JHT Feeder Funds.)

JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be JHT Shareholders.


Entities Eligible to Be JHT Shareholders. In order to reflect the conditions of
Section 817(h) and other provisions of the Internal Revenue Code of 1986, as amended (the "Code") and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:


 (a) separate accounts of the Manulife Insurance Companies and other insurance companies;
 (b)  the Manulife Insurance Companies and certain of their affiliates; and
 (c)  any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and JHT. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any JHT shareholders' meeting. These companies will vote all shares of the portfolios of JHT issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act ("Contract Owner Instructions"). In addition, JHT will vote all shares of the portfolios issued to the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust in proportion to Contract Owner Instructions.

Mixed Funding. Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, JHT's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts, which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT.

Principal Holders. As of March 31, 2007, four of the Manulife Insurance Companies -- John Hancock Life Insurance Company (USA ("JHLICO (USA)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") -- owned of record all of the outstanding Series I and II shares of the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust, the American Bond Trust and the American Growth-Income Trust. As of such date, the American Global Growth Trust, American Global Small Capitalization Trust, American New World Trust, American Asset Allocation Trust and American High-Income Bond Trust did not have any shareholders.

Trustees and officers of JHT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the JHT Feeder Funds.


HISTORY OF JHT

JHT Name Change. Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.

Organization of JHT. JHT was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "Fund"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHT assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of JHT.


ORGANIZATION OF JHT

Classification. JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios described in this Statement of Additional Information is diversified for purposes of the 1940 Act.

Powers of the Trustees of JHT. Under Massachusetts law and JHT's Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:

- Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;
- Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;
- Issue additional series of shares or separate classes of existing series of shares;
- Approve mergers of series (to the extent consistent with applicable laws and regulations); and
-    Designate a class of shares of a series as a separate series.

Shares of JHT. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."


Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.


Shareholder Voting. Shareholders of each portfolio of JHT are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

Shareholder Liability. Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the Funds' shareholders are principally (i) life insurance companies whose separate accounts invest in the Funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a Fund. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

JHT believes that each Fund will qualify as a regulated investment company under Subchapter M of the Code. If any Fund does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no Fund will be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

A Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain Funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.


A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership, which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships, which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a Fund from its investment in a qualified publicly traded partnership, which invests in commodities or commodity-linked derivatives will be income satisfying the regulated investment company 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a Fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the Fund's taxable year. In such event, the Fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year.

If a Fund failed to qualify as a regulated investment company, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the regulated investment company 90% test is carefully monitored by the Adviser and the subadvisers, and it is intended that the Funds will comply with the requirements for qualification as regulated investment companies.

The Code was amended in 2004 to allow regulated investment companies to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a regulated investment company, a Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. A Fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company distribution requirements and would be taken into account for purposes of the 4% excise tax.

To qualify as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because JHT complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment, in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing Fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

ADDITIONAL TAX CONSIDERATIONS. If a Fund failed to qualify as a regulated investment company, (i) owners of contracts based on the Fund would be treated as owning contract based solely on shares of the Fund (rather than on their proportionate share of the assets of such Fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

OTHER INFORMATION. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which JHT, the Adviser or the principal underwriter is a party that are likely to have a material adverse effect on the Funds or the ability of the Adviser or principal underwriter to perform its contract with the Funds.

REPORTS TO SHAREHOLDERS

The financial statements of JHT at December 31, 2006, are incorporated herein by reference from JHT's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of JHT at December 31, 2006, including the related financial highlights, which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

CUSTODIAN

State Street Bank and Trust Company, ("State Street") 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODE OF ETHICS

JHT, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHT.


PROXY VOTING POLICIES

The proxy voting policies of JHT and Capital Research Management, Inc. are set forth below. Information regarding how JHT voted proxies relating to portfolio securities during the most recent 12-moth period ended June 30 is available (1) without charge, upon request, by calling (800) 344-1029 (attention Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

                                   APPENDIX I
         DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE JHT FEEDER FUNDS



COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing mutual fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio counselors, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against, which American Funds Insurance Series portfolio counselors are measured include ASSET ALLOCATION FUND: S&P 500, Lipper Growth and Income Funds Index, Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Average. BLUE CHIP INCOME AND GROWTH FUND: S&P 500; Lipper Growth and Income Funds Index. BOND FUND: Lehman Brothers Aggregate Bond Index; Lipper High Current Yield Bond Funds Average; Credit Suisse First Boston High Yield Bond Index. GLOBAL GROWTH FUND: MSCI World Index, Lipper Global Funds Index. GLOBAL SMALL CAPITALIZATION FUND: S&P/Citigroup World Smallcap Index; S&P/Citigroup World ex US Smallcap Index; S&P/Citigroup US Smallcap Index; Lipper Small Cap Growth Funds Index; Lipper International Small Cap Funds Index. GROWTH FUND: S&P 500; Lipper Growth Funds Index. GROWTH-INCOME FUND: S&P 500; Lipper Growth and Income Funds Index. HIGH-INCOME BOND FUND: Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Index. INTERNATIONAL FUND: MSCI All Contry (ex U.S.) World Index; Lipper International Funds Index. NEW WORLD
FUND: MSCI All Country World Index, Lipper Global Funds Index, Lipper Emerging Markets Funds Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index.



Portfolio Counselor Fund Holdings and Management of Other Accounts -- The following portfolio counselor(s) own fund shares (through an insurance contract) in the dollar range noted: Robert W. Lovelace, Global Growth Fund, $10,001 - $50,000; Global Small Capitalization Fund, $1 - $10,000; Growth-Income Fund $1 - $10,000. At this time, the remaining portfolio counselors have determined that variable annuity products are not needed for their individual retirement planning, and, as a result, as of the end of the Series' most recent fiscal year period, they did not hold shares of the funds.


Portfolio counselors may also manage assets in other funds advised by Capital Research and Management Company or by its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are listed below:


OTHER ACCOUNTS MANAGED BY PORTFOLIO COUNSELORS AS OF DECEMBER 31, 2006



                               Number of Other        Number of Other Pooled   Number of Other
                               Registered             Investment Vehicles      Accounts that
Portfolio Counselor            Investment Companies   that Portfolio           Portfolio Counselor
                               that Portfolio         Counselor Manages        Manages (Assets of
                               Counselor Manages      (Assets of PIVs in       other accounts in
                               (Assets of RICs in     billions)                billions)
                               billions)
James K. Dunton                    2        $104.5             None                    None
Donald D. O'Neal                   2        251.0         1          $0.05             None
Alan Berro                         2        141.1              None                    None
Abner D. Goldstine                 4        119.1              None                    None
John H. Smet                       6        170.4              None                3        2.44

                               Number of Other        Number of Other Pooled   Number of Other
                               Registered             Investment Vehicles      Accounts that
Portfolio Counselor            Investment Companies   that Portfolio           Portfolio Counselor
                               that Portfolio         Counselor Manages        Manages (Assets of
                               Counselor Manages      (Assets of PIVs in       other accounts in
                               (Assets of RICs in     billions)                billions)
                               billions)
Claudia P. Huntington              3         54.6         1          $0.01             None
Robert W. Lovelace                 3        163.7         1          0.67              None
Susan M. Tolson                    3         44.1         1          0.25          1        0.28
David C. Barclay                   4        130.4         5          1.55         13        3.21
Donnalisa Barnum                   1        161.9              None                    None
Gordon Crawford                    3        191.4         1          0.01              None
Mark  H. Dalzell                   2         31.8         3          0.50         18        5.24
Mark E. Denning                    6        267.6         2          0.08              None
J. Blair Frank                     2        182.6              None                    None
Nick J. Grace                      1         98.7              None                    None
J. Dale Harvey                     4        214.3              None                    None
Alwyn W. Heong                     3        193.4              None                    None
Greg E. Ireland                    3        298.6         1          0.05              None
Carl M. Kawaja                     4        246.9         1          0.67              None
Michael T. Kerr                    2        201.1              None                    None
Sung Lee                           1         98.7              None                    None
Jesper Lyckeus                         None                    None                    None
Ronald B. Morrow                   1         39.2              None                    None
James R. Mulally                   2         60.0         7          1.23         20        7.58
C. Ross Sappenfield                2        114.2              None                    None
Steven T. Watson                   3        216.5              None                    None
Paul A. White                          None                    None                    None

Potential Conflicts.

Capital Research and Management Company has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Research and Management Company believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.


Ownership of Trust Shares. None of the Portfolio counselors beneficially own any shares of the Trust.

                                   APPENDIX II
                              PROXY VOTING POLICIES


                                                      Adopted September 25, 2003

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

Delegation of Proxy Voting to Subadvisers

DELEGATION

Proxy Voting Policies and Procedures

C.   UNDERLYING FUNDS

II.Material Conflicts of Interest

Procedures for Shareholders/Contract Owners to Obtain Proxy Voting
        Policies and Proxy Voting Record.  Disclosure of Proxy Voting Procedures

DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST Disclosure in Annual and Semi-Annual Report
Filing of Proxy Voting Record on Form N-PX

IV. ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                                          * * *

     I.       DELEGATION OF PROXY VOTING TO SUBADVISERS

         A.       DELEGATION

                  The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

         B.       Proxy Voting Procedures

                  Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.


         C.       Underlying Funds

                  With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II. MATERIAL CONFLICTS OF INTEREST

If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

         If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

     DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

              The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

Disclosure in Annual and Semi-Annual Report

              The Trust shall disclose in its annual and semi-annual shareholder reports that:

              (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

              1.   on the SEC's website, and
              2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     II.       FILING OF PROXY VOTING RECORD ON FORM N-PX

              The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

     III.     ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

              The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

                     CAPITAL RESEARCH AND MANAGEMENT COMPANY
                     PROXY VOTING PROCEDURES AND GUIDELINES


PROXY VOTING PROCEDURES AND GUIDELINES -- The Series and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the funds, other American Funds and Endowments. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421- 0180, (b) on the American Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, the Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

         DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

         SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

         COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

         ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1) Agreement and Declaration of Trust dated September 29, 1988 -- previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(2) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust" dated May 1, 1989 -- previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(3) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 -- previously filed as exhibit
              (1)(c) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(4) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 -- previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(5) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust" dated April 16, 1991 -- previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(6) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities Trust" dated June 14, 1991 -- previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(7) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth Trust, Growth Trust and Strategic Income Trust dated August 7, 1992 -- previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(8) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust" dated April 4,1993 -- previously filed as exhibit
              (1)(h) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(9) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 -- previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(10) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 -- previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(11) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 -- previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(12) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 -- previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(13) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Value Trust, High Yield Trust, International Stock Trust, Science & Technology Trust, Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real Estate Securities Trust, Capital Growth Bond Trust, Equity Index Trust, Common Stock Trust, Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" -- previously filed as exhibit
              (1)(m) to post-effective amendment no. 35 filed on December 19, 1996.

(a)(14) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small Company Value Trust dated September 30, 1997 -- previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.

(a)(15) Amendment to the Agreement and Declaration of Trust (name change) -- previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.

(a)(16) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock -- previously filed as exhibit (a)(15) to post effective amendment no. 41 filed on March 1, 1999.

(a)(17) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Dynamic Growth, Internet Technologies, Tactical Allocation, 500 Index, Mid Cap Index, Small Cap Index, Total Stock Market Index and International Index Trusts -- previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(a)(18) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Capital Appreciation Trust - previously filed as exhibit (a)(18) to post effective amendment no. 43 filed on August 17, 2000.

(a)(19) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 - previously filed as exhibit (a) (19) to post effective amendment no. 45 filed on February 9, 2001.

(a)(20) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.

(a)(21) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust - Previously filed as exhibit
              (a)(21) to post effective amendment no. 58 filed on May 9, 2003.

(a)(22) Form of Establishment and Designation of Additional Class of Shares - Previously filed as exhibit (a)(22) to post effective amendment no. 56 filed on February 14, 2003.

(a)(23) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 - Previously filed as exhibit (a)(23) to post effective amendment no. 57 filed on April 22, 2003.

(a)(24) Form of Redesignation of Name for Certain Portfolios - Previously filed as exhibit (a)(24) to post effective amendment no. 57 filed on April 22, 2003.

(a)(25) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (Great Companies - America) - Previously filed as exhibit (a)(25) to post effective amendment no. 59 filed on May 13, 2003.

(a)(26) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (additional Lifestyle Trusts and additional new portfolios for May 1, 2004) - Previously filed as exhibit (a)(26) to post effective amendment no. 60 filed on February 13, 2004.

(a)(27) Form of Redesignation of Name for Lifestyle Trusts - Previously filed as exhibit (a)(27) to post effective amendment no. 60 filed on February 13, 2004.

(a)(28) Form of Establishment and Designation of Additional Series of Shares - Previously filed as exhibit (a)(28) to post effective amendment no. 62 filed on November 4, 2004.

(a)(29) Form of Establishment and Designation of Additional Class of Shares - NAV shares - Previously filed as exhibit (a)(29) to post effective amendment no. 62 filed on November 4, 2004.

(a)(30) Form of Establishment and Designation of Additional Class of Shares - Series IIIA shares - Previously filed as exhibit (a)(29) to post effective amendment no. 62 filed on November 4, 2004.

(a)(31) Form of Redesignation of Name of Trust - Previously filed as exhibit (a)(30) to post effective amendment no. 62 filed on November 4, 2004.

(a)(32) Form of Establishment and Designation of Additional Series of Shares -- Previously filed as exhibit (a)(31) to post effective amendment no. 63 filed on February 11, 2005.

(a)(33) Form of Establishment and Designation of Additional Series of Shares (American Bond Trust) - Previously filed as exhibit (a)(32) to post effective amendment no. 66 filed on May 5, 2005.

(a)(34) Form of Establishment and Designation of Additional Series of Shares - Previously filed as exhibit (a)(33) to post effective amendment no. 67 filed on May 5, 2005.

(a)(35) Form of Establishment and Designation of Additional Series of Shares - Previously filed as exhibit (a)(34) to post effective amendment no. 68 filed on November 17, 2005.

(a)(36) Form of Establishment and Designation of Additional Series of Shares - Previously filed as exhibit (a)(35) to post effective amendment no. 69 filed on February 10, 2006.

(a)(37) Form of Redesignation of Names of Portfolios (Lifestyle Trusts, Growth & Income Trust and Growth & Income Trust II) - Previously filed as exhibit (a)(36) to post effective amendment no. 69 filed on February 10, 2006.

(a)(38) Declaration of Trust Amendment - Designation of Class as a separate series - Previously filed as exhibit (a)(37) to post effective amendment no. 69 filed on February 10, 2006.

(a)(39) Declaration of Trust Amendment - Reorganization - Previously filed as exhibit (a)(38) to post effective amendment no. 69 filed on February 10, 2006.

(a)(40) Redesignation of Names of Portfolios (Lifestyle Trusts, Growth & Income Trust, Growth & Income Trust II and International Stock Trust), dated April 28, 2006 - Previously filed as exhibit (a)
              (40) to post effective amendment no. 72 filed on February 13, 2007.

(a)(41) Declaration of Trust Amendment - Termination of Series of the Large Cap Growth Trust dated May 2, 2006 - Previously filed as exhibit (a) (41) to post effective amendment no. 72 filed on February 13, 2007.

(a)(42) Establishment and Designation of Additional Series of Shares of Beneficial Interest of the International Small Company Trust, Real Estate Equity Trust, Mid Cap Value Equity Trust, Global Real Estate Trust, Absolute Return Trust and the High Income Trust, dated April 28, 2006 - Previously filed as exhibit (1) (42) to post effective amendment no. 72 filed on February 13, 2007.

(a)(43) Establishment and Designation of Additional Series of Shares of Beneficial Interest of the Index Allocation Trust, dated January 30, 2006 - Previously filed as exhibit (a) (43) to post effective amendment no. 72 filed on February 13, 2007.

(a)(44) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for portfolios to be added to Trust effective April 30, 2007 - Filed Herewith.

(a)(45) Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest - Filed Herewith.

(a)(46) Declaration of Trust Amendment - Termination of Series III and Series IIIA Shares of the Lifestyle Trusts dated September 29, 2006 - Previously filed as exhibit (a) (45) to post effective amendment no. 72 filed on February 13, 2007.

(a)(47) Declaration of Trust Amendment - Termination of Mid Cap Core Trust and Strategic Value Trust, dated December 5, 2006 - Previously filed as exhibit (a) (46) to post effective amendment no. 72 filed on February 13, 2007.

(b)(1) By-laws of the Trust -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

(b)(2) By-laws of the Trust, dated June 30, 2006 - Previously filed as exhibit (b) (2) to post effective amendment no. 72 filed on February 13, 2007.

(b)(3) Amendment dated December 13, 2006 to the by-laws of the Trust, dated June 30, 2006 - Previously filed as exhibit (b) (3) to post effective amendment no. 72 filed on February 13, 2007.

(c)           Form of Specimen Share Certificate -- previously filed as exhibit
              (2) to post-effective amendment no. 38 filed September 17, 1997.

(d)(1) Amended and Restated Advisory Agreement between the Trust and the Adviser - previously filed as exhibit (d)(1) to post-effective amendment no. 41 filed March 1, 1999.

(d)(1)(A) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser - previously filed as exhibit
              (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(d)(1)(B) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the Capital Appreciation Trust - previously filed as exhibit (d)(1)(b) to post effective amendment no. 43 filed on August 17, 2000.

(d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the new portfolios to be added April 30, 2001 - previously filed as exhibit (d) (1) (C) to post effective amendment no. 45 filed on February 9, 2001.

(d)(1)(D) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the new portfolios to be added July 16, 2001 - -- previously filed as exhibit (d)(1) (C) to post effective amendment no. 47 filed on May 1, 2001.

(d)(1)(E) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the portfolios to be added May 1, 2003 -- Previously filed as exhibit (d)(1)(D) to post effective amendment no. 57 filed on April 22, 2003.


(d)(1)(F) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding Lifestyle Trusts and other portfolios to be added May 1, 2004. - Previously filed as exhibit (d)(1)(E) to post effective amendment no. 60 filed on February 13, 2004.

(d)(1)(G) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio. - Previously filed as exhibit (d)(1)(E) to post effective amendment no. 67 filed on July 14, 2005.


(d)(1)(H) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio. - Previously filed as Exhibit (d)(1)(G) to post-effective Amendment No. 68 filed on November 17, 2005.


(d)(1)(I) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding changes to the calculation of the advisory fee - Previously filed as exhibit
              (d)(1)(F) to post effective amendment no. 69 filed on February 10, 2006.

(d)(1)(J) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolios. - Previously filed as exhibit (d)(1)(G) to post effective amendment no. 70 filed on April 26, 2006.

(d)(1)(K) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated April 28, 2006 regarding the U.S. Government Securities Trust, Strategic Bond Trust, High Yield Trust, International Opportunities Trust, All Cap Growth Trust, Capital Appreciation Trust, Emerging Small Company Trust, International Small Company Trust, Mid Cap Value Equity Trust, Absolute Return Trust, Real Estate Equity Trust, Global Real Estate Trust and High Income Trust. - Previously filed as exhibit
              (d) (1) (K) to post effective amendment no. 72 filed on February 13, 2007.

(d)(1)(L) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated October 2, 2006 regarding the Absolute Return Trust. - Previously filed as exhibit (d) (1) (L) to post effective amendment no. 72 filed on February 13, 2007.

(d)(1)(M) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 1, 2006 regarding the Large Cap Value Trust. - Previously filed as exhibit (d) (1) (M) to post effective amendment no. 72 filed on February 13, 2007.

(d)(1)(N) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 19, 2006 regarding the Strategic Opportunities Trust and the Large Cap Trust. - Previously filed as exhibit (d) (1) (N) to post effective amendment no. 72 filed on February 13, 2007.

(d)(1)(O) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, regarding new portfolios to become effective April 30, 2007 - Filed Herewith.

(d)(2) Subadvisory Agreement Between the Adviser and Wellington Management Company LLP - previously filed as exhibit (d)(2) to post effective amendment no. 41 filed March 1, 1999.

(d)(3) Subadvisory Agreement Between the Adviser and Salomon Brothers Asset Management Inc -- previously filed as exhibit (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

(d)(4) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited -- previously filed as exhibit (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.


(d)(5) Subadvisory Agreement between the Adviser and Founders Asset Management LLC - previously filed as exhibit (5)(b)(vi) to post effective amendment no. 40 filed on April 30, 1998.



(d)(6) Subadvisory Agreement between the Adviser and T. Rowe Price Associates, Inc. - previously filed as exhibit (d)(8) to post-effective amendment no. 41 filed on March 1, 1999.


(d)(7) Form of Subadvisory Agreement between the Adviser and Rowe Price-Fleming International, Inc. adding the International Stock Trust -- previously filed as exhibit (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

(d)(8) Subadvisory Agreement between the Adviser and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(9) Subadvisory Agreement between the Adviser and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(10) Form of Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust -- previously filed as exhibit
              (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.

(d)(11) Form of Amendment to Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(11)(a) Form of Amendment to Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation regarding the Lifestyle Trusts - previously filed as exhibit (d)(11)(a) to post effective amendment no. 42 filed on March 1, 2000.

(d)(11)(b) Form of Subadvisory Consulting Agreement between Manufacturers Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(d)(12) Subadvisory Agreement between the Adviser and Fidelity Management Trust Company -- previously filed as exhibit (d)(14) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(13) Form of Subadvisory Agreement between the Adviser and AXA Rosenberg Investment Management LLC - previously filed as exhibit
              (d)(15) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(14) Subadvisory Agreement between the Adviser and A I M Capital Management, Inc. - previously filed as exhibit (d)(16) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(15) Subadvisory Agreement between the Adviser and Capital Guardian Trust Company -- previously filed as exhibit (d)(17) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(16) Form of Subadvisory Agreement between the Adviser and Franklin Advisers, Inc. -- previously filed as exhibit (d)(18) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(17) Form of Subadvisory Agreement between the Adviser and Pacific Investment Management Company - previously filed as exhibit
              (d)(19) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(18) Form of Subadvisory Agreement between the Adviser and State Street Global Advisors - previously filed as exhibit (d)(20) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(19) Form of Subadvisory Agreement between the Adviser and Templeton Investment Counsel, Inc. - previously filed as exhibit (d)(21) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(20) Form of Subadvisory Agreement between the Adviser and Jennison Associates LLC - previously filed as exhibit (d)(20) to post-effective amendment no. 43 filed on August 17, 2000

(d)(21) Form of Subadvisory Agreement between the Adviser and (a) Cohen and Steers, (b) Dreyfus, (c) MFS, (d) Davis Select, (e) INVESCO,
              (f) Lord Abbett, (g) Putnam, (h) FMR and (i) SSgA Funds Management (2 agreements)- previously filed as exhibit (d)(2) to post-effective amendment no. 46 filed on April 12, 2001.

(d)(22) Form of Subadvisory Agreement between the Adviser and (a) Allegiance Capital, (b) Kayne Anderson, (c) Lazard Asset Management, (d) Navellier Management, (e) Rorer Asset Management,
              (f) Roxbury Capital Management - -- previously filed as exhibit
              (d) (22) to post effective amendment no. 47 filed on May 1, 2001.


(d)(23) Form of Subadvisory Agreement Amendment between Manufacturers Securities Services, LLC and (a) AIM, (b) Capital Guardian, (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g) Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds Management, (l) T. Rowe Price - previously filed as exhibit (d)(23) to post-effective amendment no. 48 filed on March 1, 2002.


(d)(24) Form of Subadvisory Agreement - Great Companies, LLC - Previously filed as exhibit (d)(24) to post effective amendment no. 60 filed on February 13, 2004.

(d)(25) Form of Subadvisory Agreement - Fund Asset Management, L.P. - Previously filed as exhibit (d)(25) to post effective amendment no. 60 filed on February 13, 2004.

(d)(26) Form of Amendment 1 to Subadvisory Agreement - MFC Global Asset Management (U.S.A.) - Previously filed as exhibit (d)(26) to post effective amendment no. 60 filed on February 13, 2004.

(d)(27) Form of Amendment No. 1 to Subadvisory Consulting Agreement - Deutsche Asset Management - Previously filed as exhibit (d)(27) to post effective amendment no. 60 filed on February 13, 2004.


(d)(28) Form of Subadvisory Agreement between the Adviser and (a) American Century, (b) Legg Mason, (c) Pzena, (d) Sustainable Growth Advisors - Previously filed as exhibit (a)(28) to post effective amendment no. 60 filed on February 13, 2004.


(d)(29) Form of Subadvisory Agreement between the Adviser and (a) SSgA Funds Management, Inc., (b) Declaration Management & Research LLC and (c) Independence Investment LLC - previously filed as exhibit
              (a) (29) to post effective amendment no. 62 filed on November 4, 2004.

(d)(30) Form of Subadvisory Agreement between the Adviser and (a) Marsico Capital Management, LLC and (b) Wells Fargo Fund Management, LLC
              - Previously filed as exhibit (d)(31) to post effective amendment no. 63 filed on February 11, 2005.


(d)(31) Form of Subadvisory Agreement between the Adviser and United States Trust Company - Previously filed as exhibit (d)(32) to post effective amendment no. 67 filed on July 14, 2005.

(d)(32) Form of Subadvisory Agreement between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC - Previously filed as exhibit (d)(33) to post effective amendment no. 67 filed on July 14, 2005.


(d)(33) Form of amendment to subadvisory agreement for the following subadvisers: (a) AIM, (b) American Century, (c) Davis, (d) Declaration, (e) DeAM Lifestyle, (f) DeAM nonLifestyle, (g) Franklin, (h) GMO, (i) Independence, (ii) John Hancock, (j) Jennison, (k) Legg Mason, (l) Lord Abbet, (m) Fund Asset Management, (n) MFC Global, (o) Marsico, (p) MFS, (q) Morgan Stanley, (u) Munder, (r) Sustainable Growth, (s) T. Rowe, (t) Templeton, (w) Templeton Global, (x) UBS, (y) Wellington, (z) Wells Capital - Previously filed as exhibit (d)(33) to post effective amendment no. 69 filed on February 10, 2006.


(d)(34) US Trust: Form of subadvisory and assignment of subadvisory agreement to UST Advisers - Previously filed as exhibit (d)(35) to post effective amendment no. 69 filed on February 10, 2006.

(d)(35) Form of Subadvisory Agreement: Salomon Brothers Asset Management - Previously filed as exhibit (d)(36) to post effective amendment no. 69 filed on February 10, 2006.

(d)(36) Form of assignment of John Hancock Advisers subadvisory agreement to Sovereign Asset Management - Previously filed as exhibit
              (d)(37) to post effective amendment no. 69 filed on February 10, 2006.


(d)(37) Form of subadvisory agreement for the following subadvisers: (a) Dimensional Fund Advisers, (b) Riversource Investments, (c) Sovereign Asset Management, (d) RCM Capital Management and (e) Western Asset Management - Previously filed as exhibit (d)(38) to post effective amendment no. 69 filed on February 10, 2006.



(d)(38) Subadvisory Agreement dated December 1, 2006 between John Hancock Investment Management Services, LLC and CAM North America, LLC - Previously filed as exhibit (d) (39) to post effective amendment no. 72 filed on February 13, 2007.


(d)(39) Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Asset Management (Hong Kong) Limited and RREEF America, L.L.C.- Previously filed as exhibit (d) (40) to post effective amendment no. 72 filed on February 13, 2007.

(d)(40) Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Asset Management International GMBH and RREEF America, L.L.C.- Previously filed as exhibit (d) (41) to post effective amendment no. 72 filed on February 13, 2007.

(d)(41) Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Investments Australia Limited and RREEF America, L.L.C - Previously filed as exhibit (d) (42) to post effective amendment no. 72 filed on February 13, 2007.


(d)(42) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc. - Previously filed as exhibit (d) (43) to post effective amendment no. 72 filed on February 13, 2007.

(d)(43) Subadvisory Agreement dated December 29, 2006 between John Hancock Investment Management Services, LLC and Munder Capital Management, LLC - Previously filed as exhibit (d) (44) to post effective amendment no. 72 filed on February 13, 2007.



(d)(44) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RCM Capital Management LLC - Previously filed as exhibit (d) (45) to post effective amendment no. 72 filed on February 13, 2007.



(d)(45) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RiverSource Investments, LLC - Previously filed as exhibit (d) (46) to post effective amendment no. 72 filed on February 13, 2007.



(d)(46) Sub-Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RREEF America L.L.C - Previously filed as exhibit (d) (47) to post effective amendment no. 72 filed on February 13, 2007.



(d)(47) Sub-Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RREEF Global Advisers Limited - Previously filed as exhibit (d) (48) to post effective amendment no. 72 filed on February 13, 2007.



(d)(48) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Western Asset Management Company - Previously filed as exhibit (d) (49) to post effective amendment no. 72 filed on February 13, 2007.



(d)(49) Sub - Subadvisory Agreement dated April 28, 2006 between Western Asset Management Company and Western Asset Management Company Limited - Previously filed as exhibit (d) (50) to post effective amendment no. 72 filed on February 13, 2007.



(d)(50) Form of Subadvisory Agreement for the following subadvisers: (a) Franklin Advisers and (b) Franklin Mutual Advisers - Filed Herewith.


(d)(51) Amendment to Subadvisory Agreement dated April 28, 2006 relating to All Cap Growth Trust between John Hancock Investment Management Services, LLC and A I M Capital Management, Inc. - Previously filed as exhibit (d) (52) to post effective amendment no. 72 filed on February 13, 2007.

(d)(52) Amendment dated June 30, 2006 to Subadvisory Agreement dated January 28, 1999 relating to Mid Cap Core Trust between John Hancock Investment Management Services, LLC and A I M Capital Management, Inc. - Previously filed as exhibit (d) (53) to post effective amendment no. 72 filed on February 13, 2007.

(d)(53) Amendment dated June 30, 2006 to Subadvisory Agreement dated May 1, 2004 relating to Vista Trust between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc. - Previously filed as exhibit (d) (54) to post effective amendment no. 72 filed on February 13, 2007.


(d)(54) Amendment dated December 1, 2006 to Subadvisory Agreement dated September 30, 2000 between John Hancock Investment Management Services, LLC and BlackRock Investment Management, LLC, relating to the Large Cap Value Trust - Previously filed as exhibit (d)
              (55) to post effective amendment no. 72 filed on February 13, 2007.


(d)(55) Amendment dated June 30, 2006 to Subadvisory Agreement dated January 25, 1999 relating to the Overseas Equity and U.S. Large Cap Trusts between John Hancock Investment Management Services, LLC and Capital Guardian Trust Company - Previously filed as exhibit (d) (56) to post effective amendment no. 72 filed on February 13, 2007.

(d)(56) Amendment dated April 28, 2006 to Subadvisory Agreement dated November 23, 2005 between John Hancock Investment Management Services, LLC and Deutsche Asset

              Management, Inc. - Previously filed as exhibit (d) (57) to post effective amendment no. 72 filed on February 13, 2007.


(d)(57) Amendment dated June 30, 2006 to Subadvisory Agreement November 23, 2002 relating to Dynamic Growth Trust between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc - Previously filed as exhibit (d) (58) to post effective amendment no. 72 filed on February 13, 2007.


(d)(58) Amendment #2 dated June 1, 2006 to Subadvisory Agreement dated May 1, 2003 relating to Large Cap Value Trust between John Hancock Investment Management Services, LLC and Fund Asset Management, L.P. - Previously filed as exhibit (d) (59) to post effective amendment no. 72 filed on February 13, 2007.


(d)(59) Amendment dated April 28, 2006 to Subadvisory Agreement dated November 1, 2001 relating to Capital Appreciation Trust between John Hancock Investment Management Services, LLC and Jennison Associates LLC - Previously filed as exhibit (d) (60) to post effective amendment no. 72 filed on February 13, 2007.



(d)(60) Amendment dated April 28, 2006 to Subadvisory Agreement dated March 22, 2005 relating to International Opportunities Trust between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC - Previously filed as exhibit (d)
              (61) to post-effective amendment no. 72 filed on February 13, 2007.



(d)(61) Amendment dated June 30, 2006 to Subadvisory Agreement dated April 30, 2001 relating to Utilities Trust between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company - Previously filed as exhibit (d) (62) to post effective amendment no. 72 filed on February 13, 2007.



(d)(62) Amendment dated April 28, 2006 to Subadvisory Agreement dated May 1, 2003 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited - Previously filed as exhibit (d) (63) to post effective amendment no. 72 filed on February 13, 2007.



(d)(63) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RCM Capital Management LLC - Previously filed as exhibit (d) (64) to post effective amendment no. 72 filed on February 13, 2007.



(d)(64) Amendment dated October 6, 2006 to Subadvisory Agreement dated April, 28 2006 related to Science & Technology Trust between John Hancock Investment Management Services, LLC and RCM Capital Management LLC - Previously filed as exhibit (d) (65) to post effective amendment no. 72 filed on February 13, 2007.



(d)(65) Amendment dated June 30, 2006 to Subadvisory Agreement dated December 1, 2005 relating to Special Value Trust between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc - Previously filed as exhibit (d) (66) to post effective amendment no. 72 filed on February 13, 2007.



(d)(66) Subadvisory Agreement dated April 28, 2006 relating to the Emerging Growth and High Income Trusts between John Hancock Investment Management Services, LLC and Sovereign Asset Management, LLC - Previously filed as exhibit (d) (67) to post effective amendment no. 72 filed on February 13, 2007.


(d)(67) Amendment dated April 28, 2006 to Subadvisory Agreement dated January 28, 1999 relating to Real Estate Equity Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. - Previously filed as exhibit (d) (68) to post effective amendment no. 72 filed on February 13, 2007.

(d)(68) Amendment dated October 30, 2006 to Subadvisory Agreement dated January 28, 1999 between John Hancock Investment Management Services, LLC and T. Rowe Price

              Associates, Inc., relating to the Science & Technology Trust - Previously filed as exhibit (d) (69) to post effective amendment no. 72 filed on February 13, 2007.



(d)(69) Amendment dated June 30, 2006 to Subadvisory Agreement dated April 30, 2003 relating to Large Cap Trust between John Hancock Investment Management Services, LLC and UBS Global Asset Management - Previously filed as exhibit (d) (70) to post effective amendment no. 72 filed on February 13, 2007.



(d)(70) Amendment dated December 18, 2006 to Subadvisory Agreement dated April 30, 2003 relating to the Global Allocation Trust, Large Cap Trust and the Strategic Opportunities Trusts between John Hancock Investment Management Services, LLC and UBS Global Asset Management - Previously filed as exhibit (d) (71) to post effective amendment no. 72 filed on February 13, 2007.


(d)(71) Amendment dated October 1, 2006 to Subadvisory Agreement dated October 1, 2006 relating to Value & Restructuring Trust between John Hancock Investment Management Services, LLC and UST Advisers, Inc. - Previously filed as exhibit (d) (72) to post effective amendment no. 72 filed on February 13, 2007.


(d)(72) Amendment dated June 30, 2006 to Subadvisory Agreement dated April 29, 2005 relating to the Core Bond Trust between John Hancock Investment Management Services, LLC and Wells Capital Management, Incorporated - Previously filed as exhibit (d) (73) to post effective amendment no. 72 filed on February 13, 2007.



(d)(73) Form of Amendment to Subadvisory Agreement for the following subadvisers: (a) MFC Global Investment Management (U.S.), LLC, (b) MFC Global Investment Management (U.S.A), Limited, (c) Wellington Management Company, LLP and (d) Dimensional Fund Advisors Inc. - Filed Herewith.



(e) Form of Distribution Agreement between Trust and the distributor - Previously filed as exhibit (e) to post-effective amendment no. 60 filed on February 13, 2004.


(e)(1) Form of Amendment to Distribution Agreement dated September 28, 2004 - Previously filed as exhibit (e)(1) to post effective amendment no. 62 filed on November 4, 2004.

(f)           Not Applicable

(g) Custodian Agreement Between the Trust. and State Street Bank and Trust Company dated March 24, 1988 -- Previously filed as exhibit
              (g) to post effective amendment no. 63 filed on February 11, 2005.


(h) Participation Agreement between the Trust and American Fund Insurance Series dated May 1, 2003 - previously filed as exhibit
              (h) to post-effective amendment no. 58 filed on May 9, 2003.


(h)(2) Transfer Agency Agreement (Series III) between Boston Financial Data Services and the Trust - Previously filed as exhibit (h)(2) to post effective amendment no. 60 filed on February 13, 2004.

(h)(3) ClearSky Agreement (Series III) between Automated Business Development Corp and the Trust - Previously filed as exhibit
              (h)(3) to post effective amendment no. 60 filed on February 13, 2004.


(h)(4)(i) Form of Amended and Restated Participation Agreement dated April 30, 2006 by and among the Trust, John Hancock Insurance Company, John Hancock Life Insurance Company (U.S.A), John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company of New York, and John Hancock Distributors, LLC - Filed Herewith.

(i)(1) Opinion and Consent of Ropes & Gray dated October 27, 1988 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed on September 17, 1997.



(i)(2) Opinion and Consent of Tina M. Perrino, Esq. dated April 12, 1991 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed on September 17, 1997.



(i)(3) Opinion and Consent of Tina M. Perrino, Esq. dated October 22, 1992 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed on September 17, 1997.



(i)(4) Opinion and Consent of Betsy A. Seel, Esq. dated October 19, 1994 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed on September 17, 1997.



(i)(5) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(v) to post effective amendment no. 30 filed on December 14, 1995.



(i)(6) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(vi) to post effective amendment no. 33 filed on July 10, 1996.


(i)(7) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (10)(a)(vii) to post-effective amendment no. 35 filed on December 18, 1996.

(i)(8) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (i)(8) to post-effective amendment no. 41 filed on March 1, 1999.

(i)(9) Opinion and Consent of Betsy Anne Seel, Esq. - previously filed as exhibit (i)(9) to post effective amendment no. 42 filed on March 1, 2000.

(i)(10) Opinion and Consent of Betsy Anne Seel, Esq. - previously filed as exhibit (i)(10) to post-effective amendment no. 44 filed on October 27, 2000.

(i)(11) Opinion and Consent of Betsy Anne Seel, Esq. regarding new portfolios to be added April 30, 2001 - previously filed as exhibit (i)(11) to post-effective amendment no. 46 filed on April 12, 2001.


(i)(12) Opinion and Consent of Betsy Anne Seel, Esq. regarding new portfolios to be added April 30, 2001 - previously filed as exhibit (i)(12) to post-effective amendment no. 47 filed on May 1, 2001.


(i)(13)(i) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios to be added May 1, 2003 - Previously filed as exhibit
              (i)(13) to post effective amendment no. 55 filed on February 14, 2003.

(i)(13)(ii) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios to be added May 1, 2003 - Previously filed as exhibit
              (i)(13) to post effective amendment no. 57 filed on April 22, 2003.


(i)(14) Opinion and Consent of Betsy Anne Seel, Esq. Regarding the new class of shares to be added to American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust - previously filed as exhibit
              (i) to post-effective amendment no. 58 filed on May 9, 2003.



(i)(15) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolio (Great Companies of America - previously filed as exhibit (i)(15) to post-effective amendment no. 58 filed on May 9, 2003.



(i)(16) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new Lifestyle and other portfolios - previously filed as exhibit
              (i)(15) to post-effective amendment no 61 filed on April 28, 2004.

(i)(17) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios and classes of shares - Previously filed as exhibit
              (i)(16) to post effective amendment no. 62 filed on November 4, 2004.

(i)(18) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios - Previously filed as exhibit (i)(17) to post effective amendment no. 64 filed on April 21, 2005.

(i)(19) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolio (American Bond Trust) - Previously filed as exhibit
              (i)(18) to post effective amendment no. 66 filed on May 5, 2005.

(i)(20) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios - Previously filed as exhibit (i)(18) to post effective amendment no. 67 filed on July 14, 2005.

(i)(21) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios - Previously filed as exhibit (i)(19) to post effective amendment no. 68 filed on November 17, 2005.

(i)(22) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios - Previously filed as exhibit (i)(19) to post effective amendment no. 70 filed on April 26, 2006.

(i)(23) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios - Previously filed as exhibit (i)(20) to post effective amendment no. 71 filed on April 26, 2006.

(i)(24) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios - Filed Herewith.

(j)           Consent of Auditors - Filed Herewith.

(k)           Not Applicable

(l)           Not Applicable

(m) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred to as Series I and Series II 12b-1 Plans) - previously filed as Exhibit (m) to post-effective amendment no. 49 filed on July 19, 2002.

(m)(1)        Rule 12b-1 Plan for Series III - Previously filed as exhibit
              (m)(1) to post effective amendment no. 57 filed on April 22, 2003.

(m)(2) Amended and Restated Rule 12b-1 Plans for Series I, Series II and Series III; Rule 12b-1 Plan for Series IIIA (Lifestyle Trust only)
              - Previously filed as exhibit (m)(2) to post effective amendment no. 62 filed on November 4, 2004

(n) Rule 18f-3 Plan - previously filed as exhibit (n) to post-effective amendment no. 48 filed on March 1, 2002.

(n)(1)        Amended and Restated Rule 18f-3 Plan - Previously filed as exhibit
              (n)(1) to post effective amendment no. 57 filed on April 22, 2003.

(n)(2)        Amended and Restate Rule 18f-3 Plan - Previously filed as exhibit
              (n)(2) to post effective amendment no. 62 filed on November 4, 2004.

(o)           Not Applicable

(p) Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers -- Previously filed as exhibit (p)(17) to post-effective amendment no. 72 filed on February 13, 2007.

(p)(1) Code of Ethics of American Fund Insurance Series - previously filed as exhibit (p)(8) to post-effective amendment no. 58 filed on May 9, 2003.

(p)(2) Code of Ethics of the following entities: (a) the Trust, (b) the Adviser to the Trust, (c) the Distributor to the Trust, (d) A I M Capital Management, Inc., (e) American Century Investments, (f) BlackRock Investment Management LLC., (g) Capital Guardian Trust Company, (h) Capital Research Management Company, (i) ClearBridge Advisors, LLC, (j) Davis Selected Advisors, L.P., (k) Declaration Management & Research LLC, (l) Deutsche Asset Management, Inc. (U.S.), (m) Dimensional Fund Advisors, Inc., (n) Franklin Templeton, (o) Fund Asset Management, L.P.(Mercury Advisors)(Merrill Lynch Investment Managers), (p) Grantham, Mayo, Van Otterloo & Co. LLC, (q) Independence Investment LLC, (r) Jennison Associates LLC, (s) John Hancock Advisers, (t) Legg Mason Funds Management, Inc., (u) Lord, Abbett & Co., (v) MFC Global Investment Management (U.S.A.) Limited, (w) Marsico Capital Management, LLC, (x) Massachusetts Financial Services Company, (y) Morgan Stanley Investment Management, (z) Munder Capital Management, (aa) Pacific Investment Management Company, (bb) Pzena Investment Management, LLC., (cc) RCM Capital Management, (dd) RiverSource Investments (Ameriprise): Retail Access, (ee) Salomon Brothers (Citigroup) Asset Management Inc., (ff) SSgA Funds Management, Inc., (gg) Sovereign Asset Management (MFC Global Investment Management (U.S.), LLC., (hh) Sustainable Growth Advisers, L.P., (ii) T. Rowe Price Associates, Inc., (jj) UBS Global Asset Management, (kk) United States Trust Company, (ll) Wellington Management Company, LLP, (mm) Wells Capital Management, Inc., (nn) Western Asset Management - Previously filed as exhibit
              (p) (17) to post effective amendment no. 72 filed on February 13,2007.



(q)(1) Powers of Attorney - Don B. Allen, Charles L. Bardelis, Samuel Hoar, Robert J. Myers, Trustees, dated September 27, 1996 previously filed as exhibit (18)(b) to post-effective amendment no. 38 filed on September 17, 1997.


(q)(2) Power of Attorney -- John D. DesPrez III, President -- previously filed as exhibit (18)(e) to post-effective amendment no. 34 filed on October 4, 1996.

(q)(3) Power of Attorney -- John D. Richardson, Chairman of the Board, and F. David Rolwing, Trustee -- previously filed as exhibit
              (18)(e) to post-effective amendment no. 36 filed on April 30, 1997.

(q)(4) Power of Attorney - John D. DesPrez, III, Trustee - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(q)(5)        Power of Attorney - James M. Oates - previously filed as exhibit
              (q)(5) to post effective amendment no. 63 filed on February 11, 2005.

(q)(6) Power of Attorney - Board of Trustees of John Hancock Trust-Previously filed as exhibit (q)(6) to post effective amendment no. 64 filed on April 21, 2005.

(q)(7)        Power of Attorney - Peter S. Burgess - Previously filed as exhibit
              (q)(7) to post effective amendment no. 67 filed on July 14, 2005.

(q)(8)        Power of Attorney - All Trustees - Previously filed as exhibit
              (q)(8) to post effective amendment no. 68 filed on November 17, 2005.

(q)(9)        Power of Attorney - All Trustees - Previously filed as exhibit
              (q)(9) to post effective amendment no. 70 filed on April 26, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Four of the Trust shareholders are:

(i) John Hancock Life Insurance Company of New York ("John Hancock New York"),

(ii) John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA"),

(iii) John Hancock Life Insurance Company ("JHLICO"), and

(iv) John Hancock Variable Life Insurance Company ("JHVLICO").

John Hancock New York, John Hancock USA, JHLICO and JHVLICO (collectively, the "Companies") hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust and the Absolute Return Trust are also shareholders of certain of the Trust portfolios. The Companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940. The Trust will vote all shares of a portfolio issued to a Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust, or the Absolute Return Trust in proportion to such instructions.

                        MANULIFE FINANCIAL CORPORATION -
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                        JURISDICTION OF
AFFILIATE                                                % OF EQUITY     INCORPORATION
---------                                                -----------   ----------------
MANULIFE FINANCIAL CORPORATION                                100      CANADA
John Hancock Holdings (Delaware) LLC                          100      Delaware
John Hancock Financial Services, Inc.                         100      Delaware
Manulife Management Services Ltd.                             100      Barbados
The Manufacturers Life Insurance Company                      100      Canada
   Manulife Bank of Canada                                    100      Canada
   Manulife Financial Services Inc.                           100      Canada
   Manulife Securities International Ltd.                     100      Canada
   Manulife Canada Ltd.                                       100      Canada
   First North American Insurance Company                     100      Canada
   Equinox Financial Group, Inc.                              100      Canada
   Cantay Holdings Inc.                                       100      Ontario
   Regional Power Inc.                                       83.5      Canada
   Manulife Data Services Inc.                                100      Barbados
   Manulife Capital Inc.                                      100      Canada
   Manulife Enterprises (Alberta) Limited                     100      Alberta
   Manulife Enterprises (Bermuda) Limited                     100      Bermuda
   Manulife Finance Holdings Limited                          100      Canada
   Manulife Finance (Delaware), L.P.(1)                       100      Delaware
   Manulife Finance (Alberta) ULC                             100      Alberta
   Manulife Finance (Delaware) LLC                            100      Delaware
   1293319 Ontario Inc.                                       100      Ontario
   FNA Financial Inc.                                         100      Canada
   Elliot & Page Limited                                      100      Ontario
   NAL Resources Limited                                      100      Alberta
   NAL Resources Management Limited                           100      Canada
   880 Belgrave Way Holdings Ltd.                             100      British Columbia
   6212344 Canada Limited                                     100      Canada
   2015500 Ontario Inc.                                       100      Ontario
   2015401 Ontario Inc.                                       100      Ontario
   2024385 Ontario Inc.                                       100      Ontario
   MFC Global Investment Management (U.S.A.) Limited          100      Canada
   Cavalier Cable, Inc.(2)                                    100      Delaware

----------
(1) The Manufacturers Life Insurance Company is the limited partner (99%) and Manulife Finance Holdings Limited is the general partner (1%).

(2) The Manufacturers Life Insurance Company (78%) - John Hancock Life Insurance Company (U.S.A.) (22%).

   MFC Global Fund Management (Europe) Limited                100      England
   MFC Global Investment Management (Europe) Limited          100      England
   Manulife Holdings (Alberta) Limited                        100      Alberta
   Manulife Holdings (Delaware) LLC                           100      Delaware
   The Manufacturers Investment Corporation                   100      Michigan
   Manulife Reinsurance Limited                               100      Bermuda
   Manulife Reinsurance (Bermuda) Limited                     100      Bermuda
   John Hancock Life Insurance Company (U.S.A.)               100      Michigan
   John Hancock Advisers LLC(3)                               100      Delaware
   John Hancock Investment Management Services, LLC(4)        100      Delaware
      Manulife Service Corporation                            100      Colorado
   John Hancock Life Insurance Company of New York            100      New York
   Ironside Venture Partners I LLC                            100      Delaware
   Ironside Venture Partners II LLC                           100      Delaware
   Ennal, Inc.                                                100      Delaware
   John Hancock Distributors LLC                              100      Delaware

----------
(3) Wholly owned subsidiary of The Berkeley Financial Group LLC [Shown on the John Hancock Subsidiaries LLC chart].

(4) John Hancock Life Insurance Company (U.S.A.)(57%) - John Hancock Life Insurance Company of New York (38%) - John Hancock Advisers LLC (5%).

                                                                        JURISDICTION OF
Affiliate                                                 % OF EQUITY    INCORPORATION
---------                                                 -----------   ---------------
6306471 Canada Inc.                                             100     Canada
CDF (Thailand) Limited                                         90.2     Thailand
6306489 Canada Inc.                                             100     Canada
OQC (Thailand) Limited.(5)                                     99.5     Thailand
Manulife Insurance (Thailand) Public Company Limited(6)       97.72     Thailand
Manulife Asset Management (Thailand) Company Limited        99.9999     Thailand
Manulife (Singapore) Pte. Ltd.                                  100     Singapore
Manulife (Vietnam) Limited                                      100     Vietnam
Manulife Vietnam Fund Management Company Limited                100     Vietnam
FCM Holdings Inc.                                               100     Philippines
The Pramerica Life Insurance Company, Inc.                      100     Philippines
The Manufacturers Life Insurance Co. (Phils.), Inc.             100     Philippines
FCM Investments, Inc.                                           100     Philippines
Manulife Financial Plans, Inc.                                  100     Philippines
PT Asuransi Jiwa Manulife Indonesia                              95     Indonesia
PT Buanadaya Sarana Informatika(7)                              100     Indonesia
PT Asuransi Jiwa Arta Mandiri Prima                           99.75     Indonesia
PT Indras Insan Jaya Utama(8)                                   100     Indonesia
PT Asuransi Jiwa John Hancock Indonesia(9)                      100     Indonesia
PT Manulife Aset Manajemen Indonesia                           95.3     Indonesia
Manulife Technology & Services Sdn Bhd                          100     Malaysia
Manulife Europe Ruckversicherungs-Aktiengesellschaft            100     Germany
Manulife Holdings (Bermuda) Limited                             100     Bermuda
Manufacturers Life Reinsurance Limited                          100     Barbados
Manufacturers P&C Limited                                       100     Barbados
Manulife International Holdings Limited                         100     Bermuda
Manulife Provident Funds Trust Company Limited                  100     Hong Kong
Manulife Asset Management (Asia) Limited                        100     Barbados
Manulife Asset Management (Hong Kong) Limited                   100     Hong Kong
Manulife (International) Limited                                100     Bermuda
Manulife-Sinochem Life Insurance Co. Ltd.                        51     China
Manulife European Holdings (Bermuda) Limited                    100     Bermuda
Manulife European Investments (Luxembourg) S.a.r.l.             100     Luxembourg
Manulife Hungary Holdings Limited(10)                           100     Hungary
Manulife Alberta Limited                                        100     Alberta
MLI Resources Inc.                                              100     Alberta
Manulife Life Insurance Company(11)                           99.91     Japan
MFC Global Investment Management (Japan) Limited                100     Japan
Y.K. Manulife Properties Japan                                  100     Japan
Manulife Century Investments (Bermuda) Limited                  100     Bermuda
Manulife Century Investments (Luxembourg) S.A.                  100     Luxembourg
Manulife Century Investments (Netherlands) B.V.                 100     Netherlands
Manulife Century Holdings (Netherlands) B.V.                    100     Netherlands

----------
(5)  CDF (Thailand) Limited (50.7%) - 6306489 Canada Inc. (48.8%).

(6) OQC (Thailand) Limited (72.75%) - The Manufacturers Life Insurance Company (24.97%).

(7) PT Asuransi Jiwa Manulife Indonesia (99.99%) - PT Indras Insan Jaya Utama (0.01%).

(8) PT Asuransi Jiwa Manulife Indonesia (99.98%) - PT Buanadaya Sarana Informatika (0.02%).

(9) John Hancock Life Insurance Company (96.24%) [Shown on the John Hancock Holdings (Delaware) LLC chart] - PT Indras Insan Jaya Utama (3.76%).

(10) Manulife European Investments (Luxembourg) S.a.r.l. (99%) - MLI Resources Inc. (1%).

(11) MLI Resources Inc. (35.02%) - Manulife Century Investments (Netherlands) B.V. (32.49%) - Manulife Century Holdings (Netherlands) B.V. (32.4%).

                        MANULIFE FINANCIAL CORPORATION -
                      JOHN HANCOCK HOLDINGS (DELAWARE) LLC
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                 JURISDICTION OF
AFFILIATE                                          % OF EQUITY    INCORPORATION
---------                                          -----------   ---------------
MANULIFE FINANCIAL CORPORATION                          100      CANADA
The Manufacturers Life Insurance Company                100      Canada
Manulife Management Services Ltd.                       100      Barbados
John Hancock Holdings (Delaware) LLC                    100      Delaware
John Hancock Financial Services, Inc.                   100      Delaware
John Hancock International Services, S.A.(12)           100      Belgium
John Hancock International Holdings, Inc.               100      Massachusetts
   Manulife Insurance (Malaysia) Berhad               45.76      Malaysia
   Britama Credit Sdn Bhd                               100      Malaysia
   Britama Properties Sdn Bhd                           100      Malaysia
   The E-Software House Sdn Bhd                         100      Malaysia
   British American Investments Pte Ltd.                100      Singapore
   John Hancock International, Inc.                     100      Massachusetts
   John Hancock Tianan Life Insurance Company            50      China
   John Hancock Canadian Holdings Limited               100      Nova Scotia
   Old Maritime Corporation Limited                     100      Nova Scotia
   John Hancock Canadian Capital Limited(13)            100      Nova Scotia
   John Hancock Canadian LLC                            100      Delaware
   John Hancock Canadian Corporation                    100      Nova Scotia
   Long Term Care Partners LLC                           50      Delaware
   John Hancock Insurance Company of Vermont            100      Vermont
   John Hancock Reassurance Company, Ltd.               100      Bermuda
   John Hancock Life Insurance Company                  100      Massachusetts
   John Hancock Subsidiaries LLC(14)                    100      Delaware
   PT Asuransi Jiwa John Hancock Indonesia(15)          100      Indonesia
   PT Indras Insan Jaya Utama(16)                       100      Indonesia
   Independence Declaration Holdings LLC                100      Delaware
   Declaration Management & Research LLC                100      Delaware
   John Hancock Variable Life Insurance Company         100      Massachusetts
   Manulife Insurance Company                           100      Delaware
   Brazilian Power Development, LLC(17)                 100      Delaware
   LR Company, LLC(18)                                  100      Delaware
   PTPC Investor LLC                                   88.2      Delaware
   Frigate, LLC                                          85      Delaware
   AIMV, LLC                                            100      Delaware
   Baystate Investments, LLC                            100      Delaware

----------
(12) John Hancock Holdings (Delaware) LLC (99.998%) - John Hancock Financial Services, Inc. (0.002%).

(13) John Hancock Canadian Corporation (99.93%) - John Hancock Financial Services, Inc. ((0.07%) as of November 30, 2006.

(14) See Page 2 for subsidiaries listing for John Hancock Subsidiaries LLC.

(15) John Hancock Life Insurance Company (96.24%) - PT Indras Insan Jaya Utama (3.76%).

(16) PT Asuransi Jiwa Manulife Indonesia (99.98%) - PT Buanadaya Sarana Informatika (0.02%) [Shown on The Manufactures Life Insurance Company chart].

(17) John Hancock Life Insurance Company (92.98%) - John Hancock Variable Life Insurance Company (7.02%).

(18) John Hancock Life Insurance Company (96.6%) - Manulife Insurance Company (3.4%).

                        MANULIFE FINANCIAL CORPORATION -
                          JOHN HANCOCK SUBSIDIARIES LLC
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                            JURISDICTION OF
AFFILIATE                                                     % OF EQUITY    INCORPORATION
---------                                                     -----------   ---------------
MANULIFE FINANCIAL CORPORATION                                     100      CANADA
The Manufacturers Life Insurance Company                           100      Canada
Manulife Management Services Ltd.                                  100      Barbados
John Hancock Holdings (Delaware) LLC                               100      Delaware
John Hancock Financial Services, Inc.                              100      Delaware
John Hancock Life Insurance Company                                100      Massachusetts
John Hancock Subsidiaries LLC                                      100      Delaware
John Hancock Leasing Corporation                                   100      Delaware
JHFS One Corp.                                                     100      Massachusetts
LVI, LLC(19)                                                       100      Delaware
John Hancock Property and Casualty Holding Company                 100      Delaware
John Hancock Management Company                                    100      Delaware
Signature Management Co., Ltd.                                     100      Bermuda
   John Hancock Assignment Company                                 100      Delaware
   Hancock Natural Resource Group, Inc.                            100      Delaware
   John Hancock Timber Resource Corporation                        100      Delaware
   Hancock Forest Management, Inc.                                 100      Delaware
   Hancock Natural Resource Group Australia Pty. Limited           100      Australia
   Hancock Forest Management (NZ) Limited                          100      New Zealand
   PT Timber, Inc.                                                 100      Delaware
   Viking Timber Management New Zealand Limited                    100      New Zealand
   Viking Timber Gerenclamento De Florestas Do Brasil Ltda.       99.8      Brazil
   International Forest Investments Ltd.                            70      Cayman Islands
   John Hancock Realty Advisors, Inc.                              100      Delaware
   John Hancock Realty Management Inc.                             100      Delaware
   John Hancock Real Estate Finance, Inc.                          100      Delaware
   John Hancock Energy Resources Management Inc.                   100      Delaware
   EIF Equity Holdings LLC                                          50      Delaware
   CBPF Equity Holdings LLC                                        100      Delaware
   REEF Equity Holdings LLC                                        100      Delaware
   CEEP Equity Holdings LLC                                        100      Delaware
   Hancock Venture Partners, Inc.                                  100      Delaware
   HVP - Russia, Inc.                                              100      Delaware
   HVP Special Purpose Sub I, Inc.                                 100      Delaware
   HVP Special Purpose Sub II, Inc.                                100      Delaware
   Hancock Capital Management, LLC                                 100      Delaware
   Hancock Mezzanine Investments, LLC                              100      Delaware
   Hancock Mezzanine Investments II, LLC                           100      Delaware
   Hancock Mezzanine Investments III, LLC                          100      Delaware
   Essex Corporation                                               100      New York
   Essex Brokerage Services, Inc.                                  100      Ohio
   Fusion Clearing, Inc.                                           100      New York
   Essex Holding Company, Inc.                                     100      New York
   Essex Corporation of Illinois                                   100      Illinois
   Provident Insurance Center, Inc.                                100      Maryland
   New Amsterdam Insurance Agency, Inc.                            100      New York
   Ameritex Insurance Services, Inc.                               100      Texas

----------
(19) John Hancock Life Insurance Company (80%) - John Hancock Leasing Corporation (20%).

   American Annuity Agency of Texas, Inc.                          100      Texas
   Essex Agency of Texas, Inc.                                     100      Texas
   San Jacinto Insurance Agency, Inc.                              100      Texas
   The Berkeley Financial Group LLC                                100      Delaware
   MFC Global Investment Management (U.S.) LLC                     100      Delaware
   John Hancock Advisers LLC                                       100      Delaware
   John Hancock Funds LLC                                          100      Delaware
   John Hancock Investment Management Services, LLC(20)            100      Delaware
   John Hancock Financial Network, Inc.                            100      Massachusetts
   Signator Investors, Inc.                                        100      Delaware
   Signator Insurance Agency, Inc.                                 100      Massachusetts
   John Hancock Signature Services, Inc.                           100      Delaware
   JH Networking Insurance Agency, Inc.                            100      Massachusetts

Item 25. INDEMNIFICATION

     Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is herein incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

a. Name of Investment Company                  Capacity In which acting
-----------------------------                  ------------------------
John Hancock Life Insurance                    Principal Underwriter
Company (U.S.A.)
Separate Account A

John Hancock Life Insurance                    Principal Underwriter
Company (U.S.A.)
Separate Account H

John Hancock Life Insurance                    Principal Underwriter
Company (U.S.A.)

----------
(20) John Hancock Life Insurance Company (U.S.A.) (57%) - John Hancock Life Insurance Company of New York (38%) - John Hancock Advisers LLC (5%) [Shown on The Manufacturers Life Insurance Company chart].

Separate Account I

John Hancock Life Insurance                    Principal Underwriter
Company (U.S.A.)
Separate Account L

John Hancock Life Insurance                    Principal Underwriter
Company (U.S.A.)
Separate Account M

John Hancock Life Insurance                    Principal Underwriter
Company (U.S.A.)
Separate Account N

John Hancock Life Insurance                    Principal Underwriter
Company of New York
Separate Account A

John Hancock Life Insurance                    Principal Underwriter
Company of New York
Separate Account B

John Hancock Life Insurance Company            Principal Underwriter
Separate Account UV

John Hancock Variable Life Insurance Company   Principal Underwriter
Separate Account S

John Hancock Variable Life Insurance Company   Principal Underwriter
Separate Account U

John Hancock Variable Life Insurance Company   Principal Underwriter
Separate Account V

b. John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez III* (Chairman and President), Marc Costantini* (Executive Vice President and Chief Financial Officer) and Jonathan Chiel* (Executive Vice President and General Counsel). The board of managers of JHD LLC (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) may also act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   200 Bloor Street East, Toronto, Ontario Canada On M4W 1E5

***  197 Clarendon St., Boston, MA 02116

b. John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting OF Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   200 Bloor Street East, Toronto, Ontario Canada On M4W 1E5

***  197 Clarendon St., Boston, MA 02116

c. None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant's investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02108,

By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or

By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

By A I M Capital Management, Inc., the subadviser to the All Cap Growth Trust and the Small Company Growth Trust, at its offices at 11 Greenway Plaza, Houston, Texas 77046.

By American Century Investment Management, Inc., the subadviser to the Small Company Trust and the Vista Trust, at its offices at 4500 Main Street, Kansas City, Missouri 64111.

By BlackRock Investment Management, Inc., the subadviser to the Large Cap Value Trust, at its offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Capital Guardian Trust Company., the subadviser to the Income & Value Trust, Overseas Equity Trust and the U.S. Large Cap Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.

By Capital Research Management Company, the subadviser to the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth Trust, American Growth and Income Trust and the American International Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.

By ClearBridge Advisors, the subadviser to the Special Value Trust, at its offices at 399 Park Avenue, New York, New York 10022.

By Davis Selected Advisers, L.P., the subadviser to the Financial Services Trust and the Fundamental Value Trust, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Declaration Management & Research LLC, the subadviser to the Bond Index Trust A, Bond Index Trust B, Short-Term Bond Trust, Active Bond Trust and the Managed Trust, at its offices at 1650 Tysons Blvd., McLean, VA 22102.

By Deutsche Investment Management Americas, Inc., the subadviser to the Lifestyle Trusts, All Cap Core Trust, Global Real Estate Trust, Dynamic Growth Trust and the Real Estate Securities Trust, at its offices at 345 Park Avenue, New York, New York 10154.

By Dimensional Fund Advisors, the subadviser to the International Small Company Trust, at its offices at 1299 Ocean Avenue, Santa Monica, California 90401.

By Franklin Advisers, Inc., the investment adviser to the Income Trust, at its offices at One Franklin Parkway, San Mateo, California 94403.

By Franklin Mutual Advisers, Inc. the investment adviser to the Mutual Shares Trust, at its offices at John F. Kennedy Parkway, Short Hills, New Jersey 07078.

By Grantham, Mayo, Van Otterloo & Co. LLC, the subadviser to the Growth Opportunities Trust, Growth Trust, International Core Trust, International Growth Trust, Intrinsic Value Trust, U.S. Core Trust, U.S.

Multi Sector Trust, Value Opportunities Trust and the Managed Trust, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.

By Independence Investment LLC, the subadviser to the Growth & Income Trust and the Small Cap Trust, at its offices at 53 State Street, Boston, Massachusetts 02109.

By Jennison Associates LLC, the subadviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Legg Mason Capital Management, Inc., the subadviser to the Core Equity Trust, at its offices at 100 Light Street, Baltimore, Maryland 21202.

By Lord Abbett & Co., the subadviser to the Mid Cap Value Trust and the All Cap Value Trust, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Marsico Capital Management, LLC, the subadviser for the International Opportunities Trust, at its offices at 1200 17th Street, Denver, Colorado 80202.

By Massachusetts Financial Services Company, the subadviser to the Utilities Trust, at its offices at 500 Boylston Street, Boston, MA 02116.

By MFC Global Investment Management (U.S.A.) Limited, the subadviser to the Lifestyle Trusts, Index 500 Trust, Index 500 Trust B, Index Allocation Trust, Mid Cap Index Trust, Money Market Trust A, Money Market Trust B, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Quantitative Value Trust, Small Cap Index Trust, Total Stock Market Index Trust and the Absolute Return Trust, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By MFC Global Investment Management (U.S.), LLC, the subadviser to the Emerging Growth Trust, High Income Trust, Strategic Income Trust and the Active Bond Trust, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.

By Morgan Stanley Asset Management Inc., the subadviser of the Value Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020.

By Munder Capital Management, the subadviser to the Small Cap Opportunities Trust, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Pacific Investment Management Company LLC, the subadviser to the Real Return Trust, Global Bond Trust and the Total Return Trust, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

By Pzena Investment Management, LLC, the subadviser to the Classic Value Trust, at its offices at 120 West 45th Street, New York, NY 10036.

By RCM Capital Management LLC, the subadviser to the Emerging Small Company Trust and Scient & Technology Trust, at its offices at Four Embarcadero Center, San Francisco, CA 94111.

By RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Trust, at its offices at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

By SSgA Funds Management, Inc., the subadviser to the International Equity Index Trust A and the International Equity Index Trust B, at its offices at One Lincoln Street, Boston, Massachusetts 02111.

By Sustainable Growth Advisers, L.P., the subadviser to the U.S. Global Leaders Growth Trust, at its offices at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

By T. Rowe Price Associates, Inc., the subadviser to the Blue Chip Growth Trust, Equity-Income Trust, Health Science Trust, Mid Value Trust, Real Estate Equity Trust, Small Company Value Trust, Spectrum

Income Trust and the Science & Technology Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202.

By Templeton Global Advisors Limited, the subadviser to the Global Trust, at its offices at Box N7759, Lyford Cay, Nassau, Bahamas.

By Templeton Investment Counsel, LLC, the subadviser to International Value Trust and the International Small Cap Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

By UST Advisers, Inc., the subadviser to the Value & Restructuring Trust, at its offices at 225 High Ridge Road, Stamford, Connecticut 06905.

By UBS Global Asset Management (Americas) Inc., the subadviser to the Large Cap Trust, Global Allocation Trust and the Strategic Opportunities Trust, at its offices at 1 North Wacker Drive, Chicago, Illinois 60606.

By Wellington Management Company LLP, the subadviser to the Investment Quality Bond Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust and the Small Cap Value Trust, at its offices at 75 State Street, Boston, Massachusetts 02109.

By Wells Capital Management Incorporated, the subadviser to the Core Bond Trust and the U.S. High Yield Bond Trust, at its offices at 525 Market St., San Francisco, California 94105.

By Western Asset Management Company, the subadviser to the High Yield Trust, Strategic Bond Trust and the U.S. Government Securities Trust, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not Applicable.

                                    EXHIBITS


(a)(44) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for portfolios to be added to Trust effective April 30, 2007.



(a)(45) Form of Establishment and Designation of Additional Class of Series of Shares of Beneficial Interest.


(d)(1)(O) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, regarding new portfolios to become effective April 30, 2007.

(d)(50) Form of Subadvisory Agreement for the following subadvisers: (a) Franklin Advisers and (b) Franklin Mutual Advisers.


(d)(73) Form of Amendment to Subadvisory Agreement for the following subadvisers: (a) MFC Global Investment Management (U.S.), LLC, (b) MFC Global Investment Management (U.S.A), Limited, (c) Wellington , Management Company, LLP, and (d) Dimensional Fund Advisors Inc.



(h)(4)(i) Form of Amended and Restated Participation Agreement dated April 30, 2006 by and among the Trust, John Hancock Insurance Company, John Hancock Life Insurance Company (U.S.A), John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company of New York, and John Hancock Distributors, LLC.


(i)(24) Opinion and Consent of Betsy Anne Seel, Esq. regarding the new portfolios.

(j)         Consent of Auditors.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 20th day of April, 2007.


                                        JOHN HANCOCK TRUST


                                        By: /s/ Keith F. Hartstein
                                            ------------------------------------
                                            Keith F. Hartstein
                                            President

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


SIGNATURE                               TITLE                     DATE
---------                               -----                     ----


/s/ Keith F. Hartstein                  President                 April 20, 2007
-------------------------------------
Keith F. Hartstein


/s/ John G. Vrysen                      Chief Financial Officer   April 20, 2007
-------------------------------------
John G. Vrysen


/s/ Charles L. Bardelis *               Trustee                   April 20, 2007
-------------------------------------
Charles L. Bardelis


/s/ James R. Boyle *                    Trustee                   April 20, 2007
-------------------------------------
James R. Boyle


/s/ Peter S. Burgess *                  Trustee                   April 20, 2007
-------------------------------------
Peter S. Burgess


/s/ Elizabeth G. Cook *                 Trustee                   April 20, 2007
-------------------------------------
Elizabeth G. Cook


/s/ Hassell H. McClellan *              Trustee                   April 20, 2007
-------------------------------------
Hassell H. McClellan


/s/ James M. Oates *                    Trustee                   April 20, 2007
-------------------------------------
James M. Oates


/s/ F. David Rolwing *                  Trustee                   April 20, 2007
-------------------------------------
David Rolwing


*    By Power of Attorney

JOHN HANCOCK TRUST


By: /s/ Betsy Anne Seel
    ---------------------------------
Name Betsy Anne Seel, Esq.
Title: Senior Counsel and Assistant
       Secretary